As filed with the Securities and Exchange Commission on September 8, 2006

                                          1933 Act Registration No. 333-________

--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-14AE

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

               [  ]   Pre-Effective        [  ]   Post-Effective
                      Amendment No.               Amendment No.

                           PHOENIX INSIGHT FUNDS TRUST
                     (Phoenix Insight Tax-Exempt Bond Fund)
               [Exact Name of Registrant as Specified in Charter]

                 Area Code and Telephone Number: (800) 243-1574

                                101 Munson Street
                         Greenfield, Massachusetts 01301
                       -----------------------------------
                    (Address of Principal Executive Offices)

                               Kevin J. Carr, Esq.
                      Vice President, Chief Legal Officer,
                    Counsel and Secretary for the Registrant
                         Phoenix Life Insurance Company
                                One American Row
                        Hartford, Connecticut 06103-2899
                    -----------------------------------------
                     (Name and Address of Agent for Service)

                        Copies of All Correspondence to:
                             Robert N. Hickey, Esq.
                         Sullivan & Worcester LLP 1666 K
                                  Street, N.W.
                             Washington, D.C. 20006

     Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

     Title of Securities Being Registered: Shares of beneficial interest, no par value per share.

     The Registrant has registered an indefinite amount of securities of its Phoenix Insight Tax-Exempt Bond Fund under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940; accordingly, no fee is payable herewith. A Rule 24f-2 Notice for the Registrant's fiscal year ended December 31, 2005 was filed with the Commission on March 16, 2006.

     It is proposed that this filing will become effective on October 8, 2006, pursuant to Rule 488 of the Securities Act of 1933.

                          PHOENIX MULTI-PORTFOLIO FUND
                                101 Munson Street
                         Greenfield, Massachusetts 01301

                                                                October __, 2006

Dear Shareholder:

     The Board of Trustees of Phoenix Multi-Portfolio Fund ("Multi-Portfolio Fund") has approved the reorganization of Phoenix Tax-Exempt Bond Fund ("Tax-Exempt") into Phoenix Insight Tax-Exempt Bond Fund ("Insight Tax-Exempt"), a series of Phoenix Insight Funds Trust. Insight Tax-Exempt's investment objective and investment strategies are substantially similar to those of Tax-Exempt. The reorganization is expected to be completed on or about October 20, 2006. Once the reorganization is completed, you will become a shareholder of Insight Tax-Exempt and will receive shares of the corresponding class of Insight Tax-Exempt with an aggregate net value equal to the aggregate net asset value of your investment in Tax-Exempt. No sales charge will be imposed in connection with the reorganization. Phoenix Investment Counsel, Inc. or one of its affiliates will pay all costs of the reorganization.

     The Board of Trustees of Multi-Portfolio Fund believes that the reorganization offers you the opportunity to pursue your goals in a larger fund. The Board of Trustees has carefully considered and has unanimously approved the reorganization, as described in the accompanying materials, and believes that the reorganization is in the best interests of Tax-Exempt and its shareholders.

     You are not being asked to vote on, or take any other action in connection with, the reorganization.

     If you have any questions, please call (860) 243-1574 between 8:00 a.m. and 6:00 p.m. Eastern time, Monday through Friday.

                                                    Sincerely,

                                                    /s/ Daniel T. Geraci
                                                    Daniel T. Geraci
                                                    President

                            ACQUISITION OF ASSETS OF

                          PHOENIX TAX-EXEMPT BOND FUND
                                   a series of
                          PHOENIX MULTI-PORTFOLIO FUND
                     c/o Phoenix Equity Planning Corporation
                                101 Munson Street
                         Greenfield, Massachusetts 01301
                                 (800) 243-1574

                        BY AND IN EXCHANGE FOR SHARES OF

                      PHOENIX INSIGHT TAX-EXEMPT BOND FUND
                                   a series of
                           PHOENIX INSIGHT FUNDS TRUST
                     c/o Phoenix Equity Planning Corporation
                                101 Munson Street
                         Greenfield, Massachusetts 01301
                                 (800) 243-1574

                        PROSPECTUS/INFORMATION STATEMENT

                             DATED OCTOBER __, 2006


         This Prospectus/Information Statement is being furnished in connection with the reorganization of Phoenix Tax-Exempt Bond Fund ("Tax-Exempt"), a series of Phoenix Multi-Portfolio Fund ("Multi-Portfolio Fund"), into the Phoenix Insight Tax-Exempt Bond Fund ("Insight Tax-Exempt"), a series of Phoenix Insight Funds Trust ("Insight Trust"). This Prospectus/Information Statement is being mailed on or about October 20, 2006.

         THIS PROSPECTUS/INFORMATION STATEMENT IS FOR INFORMATIONAL PURPOSES ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THIS PROSPECTUS/INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY OR WRITTEN CONSENT, AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR WRITTEN CONSENT.


                                     GENERAL

         The Board of Trustees of Multi-Portfolio Fund has approved the reorganization of Tax-Exempt into Insight Tax-Exempt. Tax-Exempt and Insight Tax-Exempt are sometimes referred to respectively in this Prospectus/Information Statement individually as a "Fund" and collectively as the "Funds".

         Prior to the reorganization, all Class B shares of Tax-Exempt will be converted to Class A shares of Tax-Exempt. In the reorganization, all of the assets of Tax-Exempt will be acquired by Insight Tax-Exempt in exchange for Class A shares of Insight Tax-Exempt and the assumption by Insight Tax-Exempt of the liabilities of Tax-Exempt (the "Reorganization").

Class A shares of Insight Tax-Exempt will be distributed to each shareholder in liquidation of Tax-Exempt, and Tax-Exempt will be terminated as a series of Multi-Portfolio Fund. You will then hold that number of full and fractional shares of Insight Tax-Exempt which have an aggregate net asset value equal to the aggregate net asset value of your shares of Tax-Exempt.

         Tax-Exempt is a separate diversified series of Multi-Portfolio Fund, a Delaware statutory trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Insight Tax-Exempt is a separate diversified series of Insight Trust, a Massachusetts business trust, which is also an open-end management investment company registered under the 1940 Act. Prior to May 18, 2006 Insight Trust was named Harris Insight Trust. The investment objective of Tax-Exempt is substantially similar to that of Insight Tax-Exempt, as follows:

--------------------------------------------------------------------------------
                Fund                               Investment Objective
                ----                               --------------------
------------------------------------------------------------------------------
Tax-Exempt                              High level of current income exempt from
                                        federal income taxation consistent with
                                        the preservation of capital.
------------------------------------------------------------------------------
Insight Tax-Exempt                      High level of current income exempt
                                        from federal income taxation.
--------------------------------------------------------------------------------

         The investment objective of Tax-Exempt is fundamental, meaning that it may not be changed without the vote of a majority of Tax-Exempt's outstanding voting securities. The investment objective of Insight Tax-Exempt is non-fundamental, which means that it may be changed by vote of the Trustees without shareholder approval.

         The investment strategies for Tax-Exempt are substantially similar to those for Insight Tax-Exempt.

         This Prospectus/Information Statement explains concisely the information about Insight Tax-Exempt that you should know. Please read it carefully and keep it for future reference. Additional information concerning each Fund and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission ("SEC"):

------------------------------------------------------------------------------------------------------------------------
Information about Tax-Exempt:                                         How to Obtain this Information:
-----------------------------                                         -------------------------------
----------------------------------------------------------------------------------------------------------------------
Prospectus of Multi-Portfolio Fund relating to Tax-Exempt, dated      Copies are available upon request and without
March 31, 2006, as supplemented                                       charge if you:

Statement of Additional Information of Multi-Portfolio Fund           o  Visit www.PhoenixFunds.com or
relating to Tax-Exempt, dated March 31, 2006                             PhoenixInvestments.com on the Internet;

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Annual Report of Multi-Portfolio Fund relating to Tax-Exempt for      o Write to Phoenix Equity Planning
the year ended November 30, 2005                                        Corporation, One American Row, P.O. Box
                                                                        150480, Hartford, CT 06115-0480; or
Semi-Annual Report of Multi-Portfolio Fund relating to Tax-Exempt
for the six months ended May 31, 2006                                 o Call (800) 243-1574 toll-free.
------------------------------------------------------------------------------------------------------------------------
Information about Insight Tax-Exempt:                                 How to Obtain this Information:
-------------------------------------                                 -------------------------------
----------------------------------------------------------------------------------------------------------------------
Prospectus of Insight Trust relating to Insight Tax-Exempt, dated     Copies are available upon request and without
June 26, 2006, as supplemented, which accompanies this                charge if you:
Prospectus/Information Statement

Statement of Additional Information of Insight Trust relating to      o  Visit www.PhoenixFunds.com or
Insight Tax-Exempt, dated June 26, 2006, as supplemented                 PhoenixInvestments.com on the Internet;

Annual Report of Insight Trust relating to Insight Tax-Exempt for     o  Write to Phoenix Equity Planning
the year ended December 31, 2005                                         Corporation, One American Row, P.O. Box
                                                                         Hartford, CT 06115-0480; or
Semi-Annual Report of Insight Trust relating to Insight Tax-Exempt
for the six months ended June 30, 2006                                o  Call (800) 243-1574 toll-free.
------------------------------------------------------------------------------------------------------------------------
Information about the Reorganization:                                 How to Obtain this Information:
-------------------------------------                                 -------------------------------
----------------------------------------------------------------------------------------------------------------------
Statement of Additional Information dated October __, 2006, which     Copies are available upon request and without
relates to this Prospectus/Information Statement and the              charge if you:
Reorganization
                                                                      o  Write to Phoenix Equity Planning
                                                                         Corporation, One American Row, P.O. Box
                                                                         150480, Hartford, CT 06115-0480; or

                                                                      Call (800) 243-1574 toll-free.
------------------------------------------------------------------------------------------------------------------------

         You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

         Information relating to Tax-Exempt contained in the Prospectus of Multi-Portfolio Fund dated March 31, 2006 (SEC File No. 811-05436) is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Information Statement.) Information relating to Insight Tax-Exempt contained in the Prospectus of Insight Trust dated June 26, 2006 (SEC File No. 811-07447) also is incorporated by reference in this document. The Statement of Additional Information dated October __, 2006 relating to this

Prospectus/Information Statement and the Reorganization, which includes the financial statements of Multi-Portfolio Fund relating to Tax-Exempt for the year ended November 30, 2005 and the six months ended May 31, 2006, financial statements of Insight Trust relating to Insight Tax-Exempt for the year ended December 31, 2005 and the six months ended June 30, 2006, and pro forma financial statements of Insight Trust relating to Insight Tax-Exempt for the twelve month period ended June 30, 2006, is incorporated by reference in its entirety in this document.

--------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/INFORMATION STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

         AN INVESTMENT IN INSIGHT TAX-EXEMPT:

o    is not a deposit of, or guaranteed by, any bank
o is not insured by the FDIC, the Federal Reserve Board or any other government agency
o    is not endorsed by any bank or government agency
o involves investment risk, including possible loss of the purchase payment of your original investment

                                                  Table of Contents                                            Page
                                                  -----------------                                            ----

SUMMARY...........................................................................................................6
         Why is the Reorganization occurring?.....................................................................6
         What are the key features of the Reorganization?.........................................................6
         After the Reorganization, what shares of Insight Tax-Exempt will I own?..................................7
         How will the Reorganization affect me?...................................................................7
         Will I be able to purchase, exchange and redeem shares and receive distributions in the same way?........8
         How do the Funds' investment objectives, principal investment strategies and risks compare?..............8
         How do the Funds' fees and expenses compare?.............................................................10
         How do the Funds' performance records compare?..........................................................14
         Who will be the Adviser and Subadviser of my Fund after the Reorganization?
         What will the advisory and subadvisory fees be after the Reorganization?................................17
         What will be the primary federal tax consequences of the Reorganization?................................19
RISKS............................................................................................................19
         Are the risk factors for the Funds substantially similar?...............................................19
         What are the primary risks of investing in each Fund?...................................................19
INFORMATION ABOUT THE REORGANIZATION.............................................................................21
         Reasons for the Reorganization..........................................................................21
         Agreement and Plan of Reorganization....................................................................22
         Federal Income Tax Consequences.........................................................................24
         Pro Forma Capitalization................................................................................24
         Distribution of Shares..................................................................................25
         Purchase and Redemption Procedures......................................................................25
         Exchange Privileges.....................................................................................26
         Dividend Policy.........................................................................................26
COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS..................................................................26
         Form of Organization....................................................................................26
         Capitalization..........................................................................................27
         Shareholder Liability...................................................................................27
         Shareholder Meetings and Voting Rights..................................................................28
         Liquidation.............................................................................................29
         Liability and Indemnification of Trustees...............................................................29
         Shareholder Information.................................................................................30
         Control Persons and Principal Holders of Securities.....................................................30
FINANCIAL STATEMENTS AND EXPERTS.................................................................................32
LEGAL MATTERS....................................................................................................32
ADDITIONAL INFORMATION...........................................................................................32
Exhibit A--Form of Agreement and Plan of Reorganization.........................................................A-1

                                     SUMMARY

          THIS SECTION SUMMARIZES THE PRIMARY FEATURES AND CONSEQUENCES
              OF THE REORGANIZATION. IT MAY NOT CONTAIN ALL OF THE
            INFORMATION THAT IS IMPORTANT TO YOU. TO UNDERSTAND THE
                  REORGANIZATION, YOU SHOULD READ THIS ENTIRE
               PROSPECTUS/INFORMATION STATEMENT AND THE EXHIBITS.

         This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Information Statement, the Prospectuses and Statements of Additional Information relating to the Funds and the form of the Agreement and Plan of Reorganization (the "Plan"), which is attached to this Prospectus/Information Statement as Exhibit A.

WHY IS THE REORGANIZATION OCCURRING?

         The Reorganization is part of a restructuring designed to eliminate the offering of overlapping funds with similar investment objectives and similar investment strategies within the Phoenix Funds complex, while simultaneously creating economies of scale for the surviving funds that are intended to lower fund expenses. Both Funds are managed and constructed in a similar style and composition. The proposed Reorganization will allow shareholders of Tax-Exempt to own a fund that is substantially similar in style, but with a lower fee structure, before contractual expense waivers, and a greater amount of assets. Insight Tax-Exempt has a substantially similar investment objective and substantially similar investment strategies as Tax-Exempt, while it has outperformed Tax-Exempt in each of calendar years 2002 through 2005. In addition, the total fund operating expenses of Class A shares of Insight Tax-Exempt, assuming the Reorganization is consummated, are expected to be equal to or less than those of Tax-Exempt Class A shares. The Reorganization should create better efficiencies for the portfolio management team and perhaps lower fees for Insight Tax-Exempt.

WHAT ARE THE KEY FEATURES OF THE REORGANIZATION?

         The Plan sets forth the key features of the Reorganization. For a complete description of the Reorganization, see Exhibit A. The Plan generally provides for the following:

o the transfer in-kind of all of the assets of Tax-Exempt to Insight Tax-Exempt in exchange for Class A shares of Insight Tax-Exempt;
o the assumption by Insight Tax-Exempt of all of the liabilities of Tax-Exempt;
o the liquidation of Tax-Exempt by distribution of Class A shares of Insight Tax-Exempt to Tax-Exempt's shareholders; and
o the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.

         The Reorganization is expected to be completed on or about October 20, 2006.

AFTER THE REORGANIZATION, WHAT SHARES OF INSIGHT TAX-EXEMPT WILL I OWN?

         Prior to the Reorganization, all Class B shares of Tax-Exempt will be converted to Class A shares of Tax-Exempt. After the Reorganization, if you own Class A shares of Tax-Exempt, you will own Class A shares of Insight Tax-Exempt.

         The new shares you receive will have the same total value as your shares of Tax-Exempt, as of the close of business on the day immediately prior to the Reorganization.

HOW WILL THE REORGANIZATION AFFECT ME?

         It is anticipated that the Reorganization will benefit you as follows:

o COST SAVINGS: The total operating expenses of Insight Tax-Exempt, after expense waivers, are equal to the total operating expenses of Tax-Exempt. As of November 30, 2005, Tax-Exempt's total operating expense ratios, after contractual expense waivers, for Class A shares were 0.85% of average daily net assets. As of December 31, 2005, Insight Tax-Exempt's total operating expense ratios, after contractual expense waivers, were 0.85% for Class A shares of average daily net assets. While both Funds have expense limitations in place with their investment advisers, Insight Tax-Exempt's total operating expense ratio without waivers increases to 0.95% for Class A shares, while Tax-Exempt's total operating expense ratio without waivers increases to 1.20% for Class A shares. Unless renewed, the contractual expense waiver for Insight Tax-Exempt will expire on December 31, 2007, while the contractual expense waiver for Tax-Exempt will expire on March 31, 2007.

o OPERATING EFFICIENCIES: Upon the Reorganization of Tax-Exempt into Insight Tax-Exempt, operating efficiencies may be achieved by Insight Tax-Exempt because it will have a greater level of assets. As of June 30, 2006, Tax-Exempt's net assets were approximately $47.1 million and Insight Tax-Exempt's net assets were approximately $106.1 million.

         After the Reorganization the value of your shares will depend on the performance of Insight Tax-Exempt rather than that of Tax-Exempt. The Trustees of each of Multi-Portfolio Fund and Insight Trust believe that the Reorganization will benefit both Tax-Exempt and Insight Tax-Exempt. All of the costs of the Reorganization, including the cost of mailing this Prospectus/Information Statement, will be paid by Phoenix Investment Counsel, Inc. or one of its affiliates.

         Like Tax-Exempt, Insight Tax-Exempt will declare and pay dividends monthly from net investment income and will distribute net realized capital gains, if any, at least annually. These dividends and distributions will continue to be automatically reinvested in additional Class A shares of Insight Tax-Exempt or distributed in cash, if you have so elected.

         The Trustees of Multi-Portfolio Fund, including the Trustees who are not "interested persons" as such term is defined in the 1940 Act (the "Disinterested Trustees"), have concluded that the Reorganization would be in the best interest of the shareholders of Tax-Exempt, and that their interests will not be diluted as a result of the Reorganization.

         The Trustees of Insight Trust, including the Trustees who are not "interested persons" as such term is defined in the 1940 Act, have concluded that the Reorganization would be in the best interest of the shareholders of Insight Tax-Exempt, and that their interests will not be diluted as a result of the Reorganization.

WILL I BE ABLE TO PURCHASE, EXCHANGE AND REDEEM SHARES AND RECEIVE DISTRIBUTIONS IN THE SAME WAY?

         The Reorganization will not affect your right to purchase and redeem shares, to exchange shares or to receive distributions. After the Reorganization, you will be able to purchase additional Class A shares of Insight Tax-Exempt in the same manner as you did for your shares of Tax-Exempt before the Reorganization. For more information, see "Purchase and Redemption Procedures", "Exchange Privileges" and "Dividend Policy" below.

HOW DO THE FUNDS' INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS COMPARE?

         The investment objective and investment strategies of Tax-Exempt are substantially similar to those of Insight Tax-Exempt. Tax-Exempt's investment objective is fundamental, and generally may not be changed without shareholder approval. However, the investment objective of Insight Tax-Exempt is non-fundamental, which means that it may be changed by vote of the Trustees without shareholder approval. No shareholder approval is required for the Reorganization where, as here, the investment objective of a merging fund (Tax-Exempt) is not materially different from the investment objective of a surviving fund (Insight Tax-Exempt).

         The following tables summarize a comparison of Tax-Exempt and Insight Tax-Exempt with respect to their investment objectives and principal investment strategies, as set forth in the respective Prospectuses and Statements of Additional Information relating to the Funds.

--------------------------------------------------------------------------------------------------
                   TAX-EXEMPT
------------------------------------------------------------------------------------------------
Investment         High level of current income exempt from federal income taxation consistent
Objective          with the preservation of capital.
------------------------------------------------------------------------------------------------
Principal          Under normal circumstances, invests at least 80% of its assets in municipal
Investment         bonds, the income of which is fully exempt from federation income taxation.
Strategies
                   May concentrate its assets in a particular segment of the municipal securities market.

                   Invests in securities within the four highest rating categories at the time of investment, or if unrated, in securities of comparable quality, as determined by the adviser.

                   Attempts to maintain the duration of its benchmark (the Lehman Brothers
                   Municipal Bond Index). As of June 30, 2006, the
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                   duration of the benchmark was 6.7 years, versus 6.31 years for the Fund.

                   Attempts to maintain a maturity composition similar to that of its benchmark.
                   As of June 30, 2006, the average maturity of the benchmark was 13.0 years, versus 7.63 years for the Fund.
-------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                   INSIGHT TAX-EXEMPT
------------------------------------------------------------------------------------------------
Investment         High level of current income that is exempt from federal income tax.
Objective
------------------------------------------------------------------------------------------------
Principal          Under normal circumstances, invests at least 80% of its assets in tax-exempt
Investment         bonds, generally municipal securities with varying maturities.
Strategies
                   May also invest in securities that generate income that is not exempt from federal or state income tax and is subject to the federal alternative minimum tax.

                   Normally invests only in investment grade securities.

                   May invest in securities with credit enhancement (such as bank letters of credit) and may buy and sell options and interest rate futures.

                   As of June 30, 2006, the duration of the Fund was 5.25 years.

                   Normally invests in securities that mature in ten years or more. As of June
                   30, 2006, the average maturity of the Fund was 11.00 years.
--------------------------------------------------------------------------------------------------

         The principal risks of investing in Insight Tax-Exempt are substantially similar to those of investing in Tax-Exempt. They include:

o Interest rate risk - the value of investments in debt securities may decline when prevailing interest rates rise or increase when interest rates go down; due to the increasing difficulty of predicting changes in interest rates over longer periods of time, fixed income securities with longer maturities are more volatile than those with shorter maturities. The longer the term of a debt security held by the Fund, the more the Fund is subject to interest rate risk.

o Credit risk - the value of investments in debt securities may be adversely affected if an issuer fails to pay principal and interest on the obligation on a timely basis.

o Municipal securities risk - certain municipal securities are special revenue obligations, which are payable from revenue earned by a particular project or other revenue source. In these instances investors can look only to the revenue generated by the project or the operator of the project rather than the credit of the state or local government authority issuing the bonds.

         Tax-Exempt and Insight Tax-Exempt may employ temporary defensive investment strategies when, in the belief of the adviser or the subadviser, as the case may be, adverse market conditions warrant doing so. These strategies, which would be employed only in seeking to avoid losses, may be inconsistent with the Funds' principal investment objectives and strategies, and could result in lower returns and loss of market opportunities.

         For a detailed discussion of the Funds' risks, see the section entitled "Risks" below.

         The Funds have other investment policies, practices and restrictions which, together with their related risks, are also set forth in the Prospectuses and Statements of Additional Information of the Funds.

         Although Tax-Exempt and Insight Tax-Exempt have substantially similar investment strategies, some of the securities held by Tax-Exempt may be sold in order to comply with the policies and investment practices of Insight Tax-Exempt in connection with the Reorganization. If such sales occur, the transaction costs will be borne by Insight Tax-Exempt and ultimately by the Fund's shareholders.

HOW DO THE FUNDS' FEES AND EXPENSES COMPARE?

         At present, Tax-Exempt offers two classes of shares: Class A and Class B shares, while Insight Tax-Exempt offers three classes of shares: Class A and Class C shares and Institutional shares. Prior to the Reorganization, all Class B shares of Tax-Exempt will be converted to Class A shares of Tax-Exempt. Institutional shares and Class C shares are not involved in the Reorganization. You will not pay any initial or deferred sales charge in connection with the Reorganization.

         The following tables allow you to compare the various fees and expenses that you may pay for buying and holding Class A and Class B shares of the Funds. The tables entitled "Insight Tax-Exempt (Pro Forma)" show you what fees and expenses are estimated to be assuming the Reorganization takes place.

         The amounts for the Class A and Class B shares of Tax-Exempt set forth in the following tables and in the examples are based on the expenses for Tax-Exempt for the twelve month period ended November 30, 2005. The amounts for the Class A shares of Insight Tax-Exempt set forth in the following tables are estimated for the twelve month period ended December 31, 2006. The amounts for Class A shares of Insight Tax-Exempt (Pro Forma) set forth in the following table and in the examples are based on what the estimated expenses of Insight Tax-Exempt would have been for the twelve month period ended June 30, 2006, assuming the Reorganization had taken place on July 1, 2005.

         Shareholder Fees (fees paid directly from your investment)
         ----------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                   TAX-EXEMPT                 INSIGHT TAX-EXEMPT
                                                   ----------                 ------------------
-------------------------------------------------------------------------------------------------
                                            Class A        Class B                 Class A
                                            -------        -------                 -------
-------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on       4.75%           None                   4.75%
Purchases (as a percentage of offering
price)
-------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)         None (1)        5% (2)                 None (1)
(as a percentage of the lesser of the
value redeemed or the amount invested)
-------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on       None            None                   None
Reinvested Dividends
-------------------------------------------------------------------------------------------------
Redemption Fee                               None            None                   None
-------------------------------------------------------------------------------------------------
Exchange Fee                                 None            None                   None
-------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------
                                               INSIGHT TAX-EXEMPT
                                                  (PRO FORMA)
                                                  -----------
------------------------------------------------------------------------
                                                    Class A
                                                    -------
------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed                  4.75%
on Purchases (as a percentage of
offering price)
------------------------------------------------------------------------
Maximum Deferred Sales Charge                        None (1)
(Load) (as a percentage of the lesser
of the value redeemed or the amount
invested)
------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed                  None
on Reinvested Dividends
------------------------------------------------------------------------
Redemption Fee                                       None
------------------------------------------------------------------------
Exchange Fee                                         None
-------------------------------------------------------------------------

         Fees and Expenses (as a percentage of average daily net assets)
         ---------------------------------------------------------------

-------------------------------------------------------------------------
                                                     TAX-EXEMPT
                                                     ----------
---------------------------------------------------------------------
                                             Class A         Class B
                                             -------         -------
---------------------------------------------------------------------
Management Fees                               0.45%           0.45%
---------------------------------------------------------------------
Distribution and Shareholder Servicing        0.25%           1.00%
(12b-1) Fees (3)
---------------------------------------------------------------------
Other Expenses                                0.50%           0.50%
---------------------------------------------------------------------
Total Annual Fund Operating Expenses          1.20%           1.95%
Before Expense Waiver
---------------------------------------------------------------------
Expense Waiver (4)                           (0.35)%         (0.35)%
---------------------------------------------------------------------
Total Annual Fund Operating Expenses          0.85%           1.60%
After Expense Waiver
-------------------------------------------------------------------------


-----------------------------------------------------------------------
                                            INSIGHT TAX-EXEMPT
                                            ------------------
---------------------------------------------------------------------
                                                  Class A
                                                  -------
---------------------------------------------------------------------
Management Fees                                    0.45%
---------------------------------------------------------------------
Distribution and Shareholder                       0.25%
Servicing (12b-1) Fees (3)
---------------------------------------------------------------------
Other Expenses                                     0.25%
---------------------------------------------------------------------
Total Annual Fund Operating                        0.95%
Expenses Before Expense Waiver
---------------------------------------------------------------------
Expense Waiver (5)                                (0.10)%
---------------------------------------------------------------------
Total Annual Fund Operating                        0.85%
Expenses
After Expense Waiver
-----------------------------------------------------------------------

-------------------------------------------------------------------
                                           INSIGHT TAX-EXEMPT
                                              (PRO FORMA)
-----------------------------------------------------------------
                                                Class A
                                                -------
-----------------------------------------------------------------
Management Fees                                  0.45%
-----------------------------------------------------------------
Distribution and Shareholder                     0.25%
Servicing
(12b-1) Fees (3)
-----------------------------------------------------------------
Other Expenses                                   0.21%
-----------------------------------------------------------------
Total Annual Fund Operating                      0.91%
Expenses Before Expense Waiver
-----------------------------------------------------------------
Expense Waiver (5)                              (0.06)%
-----------------------------------------------------------------
Total Annual Fund Operating                      0.85%
Expenses After Expense Waiver
-------------------------------------------------------------------

(1) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(2) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(3) Distribution and Shareholder Servicing Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the NASD.

(4) A contractual agreement with Tax-Exempt's investment adviser limits the Fund's total operating expenses (excluding interest, tax and extraordinary expenses), through March 31, 2007, so that such expenses do not exceed 0.85% for Class A shares and 1.60% for Class B shares.

(5) A contractual agreement with Insight Tax-Exempt's investment adviser limits the Fund's total operating expenses (excluding interest, tax and extraordinary expenses), through December 31, 2007, so that such expenses do not exceed 0.85% for Class A shares.

                      -------------------------------------

         The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in Tax-Exempt versus Insight Tax-Exempt and Insight Tax-Exempt (Pro Forma), assuming the Reorganization takes place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same and that all contractual expense waivers remain in effect for the periods indicated only. The examples are for illustration only, and your actual costs may be higher or lower.

         Examples of Fund Expenses

         ---------------------------------------------------------------------------------------------------
                                                              TAX-EXEMPT
                                                              ----------

                                One Year           Three Years          Five Years           Ten Years
                                --------           -----------          ----------           ---------

         Class A                  $558                 $805               $1,071               $1,831
         Class B                  $563                 $778               $1,020               $2,052
         ---------------------------------------------------------------------------------------------------

         ---------------------------------------------------------------------------------------------------
                                                          INSIGHT TAX-EXEMPT
                                                          ------------------

                                One Year           Three Years          Five Years           Ten Years
                                --------           -----------          ----------           ---------

         Class A                  $558                 $749                $962                $1,573
         ---------------------------------------------------------------------------------------------------

         ---------------------------------------------------------------------------------------------------
                                                    INSIGHT TAX-EXEMPT (PRO FORMA)
                                                    ------------------------------

                                One Year           Three Years          Five Years           Ten Years
                                --------           -----------          ----------           ---------

         Class A                  $558                 $743                $947                $1,534
         ---------------------------------------------------------------------------------------------------


         You would pay the following expenses if you did not redeem your shares:

          ---------------------------------------------------------------------------------------------------
                                                               TAX-EXEMPT
                                                               ----------

                                 One Year           Three Years          Five Years           Ten Years
                                 --------           -----------          ----------           ---------

          Class B                  $163                 $578               $1,020               $2,052
         ---------------------------------------------------------------------------------------------------


HOW DO THE FUNDS' PERFORMANCE RECORDS COMPARE?

         The following charts show how the Class A shares of each Fund have performed in the past. Past performance, before and after taxes, is not an indication of future results.

         Year-by-Year Total Return (%)
         -----------------------------

         The charts below show the percentage gain or loss for the Class A shares of Tax-Exempt and Insight Tax-Exempt for the last ten calendar years or since inception, respectively.

         These charts should give you a general idea of the risks of investing in each Fund by showing how the Fund's return, as applicable, has varied from year-to-year. These charts include the effects of Fund expenses. Each Fund's average annual returns in the charts below do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. Each Fund can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.

                                                        TAX-EXEMPT

------------------------------------------------------------------------------------------------------------------------
    3.05%        8.33%        3.10%       -3.65%     11.35%      3.54%       9.50%       4.24%      3.13%      1.97%




     96            97          98           99         00          01          02         03         04          05
------------------------------------------------------------------------------------------------------------------------
                                                High Quarter: 3rd 2002 5.07%
                                               Low Quarter: 2nd 2004 - 2.63%

           Year-to-date performance (through June 30, 2006) is -0.32%

                               INSIGHT TAX-EXEMPT

              ------------------------------------------------
                  11.14%        5.55%      3.20%      2.50%




                    02           03         04         05
              ------------------------------------------------
                          High Quarter: 3rd 2002 6.07%
                          Low Quarter: 2nd 2004 - 2.75%

            Year-to-date performance (through June 30, 2006) is 0.11%

         The next set of tables lists the average annual total return by share class of the Funds for the past one-, five- and ten-years or since inception, as the case may be (through December 31, 2005). The after-tax returns shown are for Class A of Tax-Exempt and Insight Tax-Exempt; after-tax returns for other classes of the Funds will vary. These tables include the effects of sales charges (where applicable) and Fund expenses and are intended to provide you with some indication of the risks of investing in each Fund by comparing its performance with an appropriate widely recognized index of securities and, if applicable, a more narrowly based benchmark that reflects the market sectors in which the respective Fund invests, descriptions of which can be found following the tables. An index does not reflect fees, expenses or any taxes. It is not possible to invest directly in an index.

         Average Annual Total Return (for the periods ended 12/31/2005) (1)
         ------------------------------------------------------------------

-------------------------------------------------------------------------------
TAX-EXEMPT                            1 Year        5 Years         10 Years
----------                            Ended          Ended           Ended
                                     12/31/05      12/31/05         12/31/05
                                     --------      --------         --------
-------------------------------------------------------------------------
Class A Shares
-------------------------------------------------------------------------
    Return Before Taxes               -2.87%         3.43%           3.87%
-------------------------------------------------------------------------
    Return After Taxes on             -2.98%         3.29%           3.68%
    Distributions (2)
-------------------------------------------------------------------------
    Return After Taxes on             -0.60%         3.46%           3.82%
    Distributions and Sale of
    Fund Shares (2)(3)
-------------------------------------------------------------------------
Class B Shares
-------------------------------------------------------------------------
    Return Before Taxes               -2.82%         3.64%           3.59%
-------------------------------------------------------------------------
Lehman Brothers Aggregate Bond         2.43%         5.87%           6.16%
    Index
-------------------------------------------------------------------------
Lehman Brothers Municipal Bond         3.51%         5.59%           5.71%
    Index
-------------------------------------------------------------------------------

----------------------------------------------------------------
INSIGHT TAX-EXEMPT                    1 Year          Since
------------------                    Ended         Inception
                                     12/31/05       (1/30/01)
                                     --------       ---------
-------------------------------------------------------------
Class A Shares
-------------------------------------------------------------
    Return Before Taxes               -2.37%          4.57%
-------------------------------------------------------------
    Return After Taxes on             -2.54%          4.47%
    Distributions (2)
-------------------------------------------------------------
    Return After Taxes on             -0.01%          4.54%
    Distributions and Sale of
    Fund Shares (2)(3)
-------------------------------------------------------------
Lehman Brothers Municipal Bond        3.51%           5.50%
    Index
-------------------------------------------------------------

         (1) The Fund's average annual returns in the tables above reflect the deduction of the maximum sales charge for an investment in the Fund's Class A shares and, if applicable, a full redemption in the Fund's Class B shares.

         (2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

         (3) If the Fund incurs a loss which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

                           --------------------------


         The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The Lehman Brothers Municipal Bond Index is a market capitalization-weighted index that measures the long-term exempt bond market. Each index is calculated on a total-return basis. Each index is unmanaged and not available for direct investment, therefore its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

         For a detailed discussion of the manner of calculating total return, please see the Funds' Statements of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders' accounts.

         Important information about Insight Tax-Exempt is also contained in management's discussion of Insight Tax-Exempt's performance, which appears in the most recent Annual Report of the Insight Trust relating to Insight Tax-Exempt.

WHO WILL BE THE ADVISER AND SUBADVISER OF MY FUND AFTER THE REORGANIZATION? WHAT WILL THE ADVISORY AND SUBADVISORY FEES BE AFTER THE REORGANIZATION?

         Management of the Funds
         -----------------------

         The overall management of Tax-Exempt and Insight Tax-Exempt is the responsibility of, and is supervised by, the Boards of Trustees of Multi-Portfolio Fund and Insight Trust, respectively.

         Adviser
         -------

         Phoenix Investment Counsel, Inc. (the "Adviser" or "PIC") is the investment adviser for each of the Funds and is responsible for managing each Fund's investment program. The Adviser selects and pays the fees of the Subadviser to manage Insight Tax-Exempt and monitors the Subadviser's management of Insight Tax-Exempt.

         Facts about the Adviser:

         -----------------------------------------------------------------------
         o The Adviser is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. and has acted as an investment adviser for over 70 years.

         o The Adviser acts as the investment adviser for over 60 mutual funds and as adviser to institutional clients, with assets under management of approximately $29.4 billion as of June 30, 2006.

         o The Adviser is located at 56 Prospect Street, Hartford, Connecticut 06115.
              ------------------------------------------------------------------

         Subadviser
         ----------

         Harris Investment Management, Inc. ("HIM") is the Subadviser to Insight Tax-Exempt. Pursuant to a Subadvisory Agreement with the Adviser, HIM is responsible for the day-to-day management of the Fund's portfolio.

         Facts about HIM:

         -----------------------------------------------------------------------
         o HIM is an indirect, wholly-owned subsidiary of Bank of Montreal, a publicly traded Canadian banking institution.

         o    HIM has been an investment adviser since 1989.

         o HIM serves as investment adviser to institutional portfolios and had approximately $17.7 billion in assets under management as of June 30, 2006.

         o HIM is located at 190 South LaSalle Street, 4th Floor, P.O. Box 755, Chicago, Illinois 60603.
         -----------------------------------------------------------------------


         Portfolio Management
         --------------------

         Investment and trading decisions for Insight Tax-Exempt are made by George W. Selby, CFA, Kimberly J. Keywell, and Laura Alter.

         Mr. Selby is a Partner and Portfolio Manager with HIM. He has 23 years of municipal bond sales experience and has served as lead manager of the Fund since 1998.

         Ms. Keywell is a Principal and Portfolio Manager with HIM. She has 14 years of investment management experience and has served as a manager of the Fund since 2005.

         Ms. Alter is a Senior Partner, Head of Fixed Income and Portfolio Manager with HIM. She has 21 years of experience in the fixed-income investment area and she has been a manager of the Fund since May, 2006.

         Advisory Fees
         -------------

         For its management and supervision of the daily business affairs of Insight Tax-Exempt, the Adviser is entitled to receive a monthly fee that is accrued daily at the annual rate of 0.45% of the Fund's net assets.

         Subadvisory Fees
         ----------------

         Under the terms of a Subadvisory Agreement, HIM is paid by the Adviser for providing subadvisory services to Insight Tax-Exempt. Insight Tax-Exempt does not pay a fee to HIM. The Adviser pays HIM a subadvisory fee at the annual rate of 0.255% of the Fund's net assets.

WHAT WILL BE THE PRIMARY FEDERAL TAX CONSEQUENCES OF THE REORGANIZATION?

         Prior to or at the completion of the Reorganization, Tax-Exempt and Insight Tax-Exempt will have received an opinion from the law firm of McDermott Will & Emery LLP that the Reorganization contemplated by the Plan shall, for federal income tax purposes, qualify as a tax free reorganization.


                                      RISKS

ARE THE RISK FACTORS FOR THE FUNDS SUBSTANTIALLY SIMILAR?

         Yes. The risk factors are substantially similar due to the substantially similar investment objectives and investment strategies of Tax-Exempt and Insight Tax-Exempt. The risks of Insight Tax-Exempt are described in greater detail in the Fund's Prospectus.

WHAT ARE THE PRIMARY RISKS OF INVESTING IN EACH FUND?

         An investment in each Fund is subject to certain risks. There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment objectives. The following tables and discussions highlight the primary risks associated with investment in each of the Funds.

----------------------------------------------------------------------------------------------------------------------
                                    Each of the Funds is subject to INTEREST RATE RISK.
--------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT                          Normally invests at least 80% of its assets in municipal bonds.
--------------------------------------------------------------------------------------------------------------------
INSIGHT TAX-EXEMPT                  Normally invests at least 80% of its assets in tax-exempt bonds.
----------------------------------------------------------------------------------------------------------------------


         The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. Since your Fund invests a significant portion of its assets in debt securities and if interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities may rise.

         Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Fund's fixed income investments will affect the volatility of the Fund's share price.

----------------------------------------------------------------------------------------------------------------------
                                    Each of the Funds is subject to CREDIT RISK.
--------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT                          Normally invests at least 80% of its assets in municipal bonds.
--------------------------------------------------------------------------------------------------------------------
INSIGHT TAX-EXEMPT                  Normally invests at least 80% of its assets in tax-exempt bonds.
---------------------------------------------------------------------------------------------------------------------

         The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. Since your Fund invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Fund may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Fund. Such third party may be unwilling or unable to honor its financial obligations.

----------------------------------------------------------------------------------------------------------------------
                                    Each of the Funds is subject to MUNICIPAL SECURITIES RISK.
--------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT                          Normally invests at least 80% of its assets in municipal bonds.
--------------------------------------------------------------------------------------------------------------------
INSIGHT TAX-EXEMPT                  Normally invests at least 80% of its assets in tax-exempt bonds, generally municipal securities.
----------------------------------------------------------------------------------------------------------------------

         There are certain risks associated mainly with investments in municipal bond securities. Certain municipal securities are special revenue obligations, which are payable from revenue earned by a particular project or other revenue source. Investors can look only to the revenue generated by the project or the operator of the project rather than the credit of the state or local government authority issuing the bonds. Special revenue obligations are typically subject to greater credit risk than general obligations because of the relatively limited source of revenue. In addition, a Fund may make significant investments in a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports. These investments may cause the value of a Fund's shares to change more than the value of shares of funds that invest in a greater variety of investments. In addition, the municipal securities held by the Fund may fail to meet certain legal requirements which allow it to be tax-exempt. If those requirements are not met, the interest received and distributions to shareholders by the Fund may be taxable. In addition, changes in federal or state tax laws may cause the prices of municipal securities to fall.

         Other risks - Insight Tax-Exempt normally invests in securities that mature in ten years or more while Tax-Exempt normally invests in securities with a shorter maturity. The longer the term of a debt security, the more interest rate risk.


                      INFORMATION ABOUT THE REORGANIZATION

REASONS FOR THE REORGANIZATION

         The Reorganization is part of a restructuring designed to eliminate the offering of overlapping funds with similar investment objectives and similar investment strategies within the Phoenix Funds complex, while simultaneously creating economies of scale for the surviving funds that are intended to lower fund expenses. Both Funds are managed and constructed in a substantially similar style and composition. The proposed Reorganization will allow shareholders of Tax-Exempt to own a fund that is substantially similar in style, but with a lower fee structure, before contractual expense waivers, and a greater amount of assets. The Reorganization should create better efficiencies for the portfolio management team and perhaps lower fees for Insight Tax-Exempt.

         At a special meeting held on July 28, 2006, all of the Trustees of Multi-Portfolio Fund on behalf of Tax-Exempt, including the Disinterested Trustees, considered and approved the Reorganization; they determined that the Reorganization was in the best interests of shareholders of Tax-Exempt, and that the interests of existing shareholders of Tax-Exempt will not be diluted as a result of the transactions contemplated by the Reorganization.

         Before approving the Plan, the Trustees evaluated extensive information provided by the management of the Funds and reviewed various factors about the Funds and the proposed Reorganization. The Trustees noted that Insight Tax-Exempt has a substantially similar investment objective and substantially similar investment strategies as Tax-Exempt, and it has outperformed Tax-Exempt in each of calendar years 2002 through 2005. In addition, on a pro forma basis after the Reorganization, total operating expenses of Insight Tax-Exempt are anticipated to be less than those of Tax-Exempt.

         The Trustees considered the relative asset size of each Fund, including the benefits of Tax-Exempt joining with a larger entity. As of June 30, 2006, Tax-Exempt's net assets were approximately $47.1 million and Insight Tax-Exempt's net assets were approximately $106.1 million.

         In addition, the Trustees considered, among other things:

o    the terms and conditions of the Reorganization;

o the fact that the Reorganization would not result in the dilution of shareholders' interests;

o the fact that the management fees of Tax-Exempt and Insight Tax-Exempt are identical, and total expenses of Insight Tax-Exempt, before contractual expense waivers, are lower than those of Tax-Exempt;

o the fact that the Adviser or one of its affiliates will bear the expenses incurred by the Funds in connection with the Reorganization;

o the benefits to shareholders, including operating efficiencies, which may be achieved from combining the Funds;

o the fact that Insight Tax-Exempt will assume all of the liabilities of Tax-Exempt;

o the fact that the Reorganization is expected to be a tax free transaction for federal income tax purposes; and

o alternatives available to shareholders of Tax-Exempt, including the ability to redeem their shares.

         During their consideration of the Reorganization, the Trustees of Multi-Portfolio Fund consulted with counsel to the Disinterested Trustees as appropriate.

         After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Trustees of Multi-Portfolio Fund concluded that the proposed Reorganization would be in the best interests of Tax-Exempt and its shareholders. Consequently, they approved the Plan.

         The Trustees of Insight Trust have also approved the Plan on behalf of Insight Tax-Exempt.

AGREEMENT AND PLAN OF REORGANIZATION

         The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Information Statement).

         The Plan provides that all of the assets of Tax-Exempt will be acquired by Insight Tax-Exempt in exchange for Class A shares of Insight Tax-Exempt and the assumption by Insight Tax-Exempt of all of the liabilities of Tax-Exempt on or about October 20, 2006, or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, Tax-Exempt will endeavor to discharge all of its known liabilities and obligations. Tax-Exempt will prepare an unaudited statement of its assets and liabilities as of the Closing Date.

         Prior to the Closing Date, Tax-Exempt will declare and pay a distribution or distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the

Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

         The number of full and fractional shares of Insight Tax-Exempt to be received by the shareholders of Tax-Exempt will be determined by dividing the net assets of Tax-Exempt by the net asset value of a share of the respective class of shares of Insight Tax-Exempt. These computations will take place as of immediately after the close of business on the New York Stock Exchange and after the declaration of any dividends on the Closing Date (the "Valuation Date"). The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

         Phoenix Equity Planning Corporation ("PEPCO"), the financial agent for both Funds, will compute the value of each Fund's respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of Insight Tax-Exempt, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC's Division of Investment Management.

         Immediately after the transfer of its assets to Insight Tax-Exempt, Tax-Exempt will liquidate and distribute pro rata to the shareholders as of the close of business on the Closing Date the full and fractional shares of Insight Tax-Exempt received by Tax-Exempt. The liquidation and distribution will be accomplished by the establishment of accounts in the names of Tax-Exempt's shareholders on the share records of Insight Tax-Exempt or its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Insight Tax-Exempt due to Tax-Exempt's shareholders. All issued and outstanding shares of Tax-Exempt will be canceled. The shares of Insight Tax-Exempt to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, Tax-Exempt will be terminated as a series of Multi-Portfolio Fund.

         The consummation of the Reorganization is subject to the conditions set forth in the Plan, including, accuracy of various representations and warranties and receipt of opinions of counsel. The Plan may be terminated (a) by the mutual agreement of Tax-Exempt and Insight Tax-Exempt; (b) by either Tax-Exempt or Insight Tax-Exempt if the Reorganization has not occurred on or before December 31, 2006, unless such date is extended by mutual agreement of Tax-Exempt and Insight Tax-Exempt; or (c) by either party if the other party materially breaches its obligations under the Plan or made a material and intentional misrepresentation in the Plan or in connection with the Plan.

         Irrespective of whether the Reorganization is consummated, PIC will pay the expenses incurred by Tax-Exempt and Insight Tax-Exempt in connection with the Reorganization. No portion of the expenses will be borne directly or indirectly by Tax-Exempt, Insight Tax-Exempt or their shareholders. If the Reorganization is not consummated, the Trustees of Multi-Portfolio Fund will consider other possible courses of action in the best interests of Tax-Exempt's shareholders.

FEDERAL INCOME TAX CONSEQUENCES

         The Reorganization is intended to qualify for federal income tax purposes as a tax free reorganization under section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Reorganization, Tax-Exempt and Insight Tax-Exempt will receive an opinion from the law firm of McDermott Will & Emery LLP to the effect that, based upon certain facts, assumptions, and representations, the Reorganization contemplated by the Plan shall, for federal income tax purposes, qualify as a tax free reorganization described in Section 368(a) of the Code.

         Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax free reorganization under the Code, Tax-Exempt would recognize gain or loss on the transfer of its assets to Insight Tax-Exempt and each shareholder of Tax-Exempt would recognize a taxable gain or loss equal to the difference between its tax basis in its Tax-Exempt's shares and the fair market value of the shares of Insight Tax-Exempt it received.

PRO FORMA CAPITALIZATION

         The following table sets forth the capitalization of Tax-Exempt and Insight Tax-Exempt as of June 30, 2006, and the capitalization of Insight Tax-Exempt on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 0.995 Class A shares of Insight Tax-Exempt for each Class A share of Tax-Exempt.

              CAPITALIZATION OF TAX-EXEMPT, INSIGHT TAX-EXEMPT AND
                         INSIGHT TAX-EXEMPT (PRO FORMA)

-----------------------------------------------------------------------------------------------------------
                                                                                              INSIGHT
                                                                                             TAX-EXEMPT
                                                       INSIGHT                            PRO FORMA (AFTER
                                    TAX-EXEMPT        TAX-EXEMPT         ADJUSTMENT       REORGANIZATION)
                                    ----------        ----------         ----------       ---------------
-----------------------------------------------------------------------------------------------------------
Net Assets

Class A                              $46,074,007        $28,961,263         1,016,413          $76,051,683
Class B                               $1,016,413                ---        (1,016,413)                 ---
Class C                                      ---           $100,139                               $100,139
Institutional Shares                         ---        $77,034,389                            $77,034,389
Total Net Assets                     $47,090,420       $106,095,791               ---         $153,186,211
-----------------------------------------------------------------------------------------------------------
Net Asset Value Per Share

Class A                                   $10.44             $10.50                                 $10.50
Class B                                   $10.51                ---                                    ---
Class C                                      ---             $10.50                                 $10.50
Institutional Shares                         ---             $10.50                                 $10.50
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Shares Outstanding

Class A                                4,412,606          2,758,673         72,940(1)            7,244,219
Class B                                   96,710                ---        (96,710)                    ---
Class C                                      ---              9,537                                  9,537
Institutional Shares                         ---          7,339,019                              7,339,019
-----------------------------------------------------------------------------------------------------------
Total Shares Outstanding               4,509,316         10,107,229        (23,770)             14,592,775
-----------------------------------------------------------------------------------------------------------

  (1) Reflects change in shares outstanding due to the issuance of Class A shares of Insight Tax-Exempt in exchange for shares of Tax-Exempt based upon the net asset value of Insight Tax-Exempt, Class A shares at June 30, 2006 and the conversion of Tax-Exempt Class B shares to Class A shares.

         The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.

DISTRIBUTION OF SHARES

         PEPCO, an affiliate of The Phoenix Companies, Inc. and the sole stockholder of the Adviser, serves as the national distributor of the Funds' shares. PEPCO distributes the Funds' shares either directly or through securities dealers or agents or bank-affiliated securities brokers. Tax-Exempt is authorized to issue two classes of shares: Class A and Class B shares, while Insight Tax-Exempt is authorized to offer three classes of shares: Class A and Class C shares and Institutional shares. The Class B shares of Tax-Exempt will be converted to Class A, and thereafter Tax-Exempt will offer only Class A shares. Each class of shares has a separate distribution arrangement and bears its own distribution expenses, if any.

         In the proposed Reorganization, shareholders of Tax-Exempt owning Class A shares will receive Class A shares of Insight Tax-Exempt. Class A shares may pay a sales charge at the time of purchase of up to 4.75% of the offering price. Class A Shares on which a finder's fee has been paid may incur a 1% deferred sales charge if the shares are redeemed within one year of purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Class A shares are also subject to distribution-related fees. A Rule 12b-1 plan has been adopted for the Class A shares of Insight Tax-Exempt under which the Fund may pay a service fee at an annual rate which may not exceed 0.25 % of average daily net assets attributable to the Class.

         In connection with the Reorganization, no sales charges are imposed. More detailed descriptions of the Class A shares and the distribution arrangements applicable to that class of shares are contained in the Prospectus and Statement of Additional Information relating to Insight Tax-Exempt.

PURCHASE AND REDEMPTION PROCEDURES

         Information concerning applicable sales charges and distribution-related fees is provided above. Investments in the Funds are not insured. For information about minimum purchase requirements, see "Your Account" and "How to Buy Shares" in each Fund's Prospectus. Each Fund, subject to certain restrictions, provides for telephone or mail redemption of shares at net asset value, less any Contingent Deferred Sales Charge ("CDSC"), as next determined after receipt of a redemption order on each day the New York Stock Exchange is open for trading. Each Fund reserves the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash. Additional information concerning purchases and redemptions of shares, including how each Fund's net asset value is determined, is contained in each Fund's Prospectus. Each Fund may involuntarily redeem shareholders' accounts that have a balance below $200 as a result of redemption activity, subject to sixty-days written notice. All investments are invested in full and fractional shares. The Funds reserve the right to reject any purchase order.

EXCHANGE PRIVILEGES

         Tax-Exempt and Insight Tax-Exempt currently offer shareholders identical exchange privileges. Shareholders of each Fund may exchange their shares for shares of a corresponding class of shares of other affiliated Phoenix Funds.

         On exchanges with corresponding classes of shares that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply. Additional information concerning the Funds' exchange privileges is contained in the Funds' Prospectuses.

DIVIDEND POLICY

         The Funds distribute net investment income monthly. Both Funds distribute net realized capital gains, if any, at least annually.

         All dividends and distributions of the Funds are paid in additional shares of the respective Fund unless a shareholder has elected to receive distributions in cash. See the Funds' Prospectuses for further information concerning dividends and distributions.

         Each Fund has qualified, and Insight Tax-Exempt intends to continue to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Fund must distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Fund distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders, it is expected that a Fund will not be required to pay any federal income taxes on the amounts distributed to its shareholders.


                 COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

FORM OF ORGANIZATION

         Tax-Exempt is a diversified series of Multi-Portfolio Fund, an open-end management investment company registered with the SEC under the 1940 Act that was originally organized as a Massachusetts business trust in 1987 and reorganized as a Delaware statutory trust in November, 2000. Insight Tax-Exempt is a diversified series of Insight Trust, an open-end management investment company registered with the SEC under the 1940 Act that was organized as a Massachusetts business trust in December, 1995. Multi-Portfolio Fund and Insight Trust are governed by their respective Agreements and Declarations of Trust ("Declarations of Trust") and By-Laws, a Board of Trustees, and applicable Delaware, Massachusetts and federal law. Multi-Portfolio Fund and Insight Trust is each organized as a

"series company" as that term is used in Rule 18f-2 under the 1940 Act. The series of Insight Trust currently consists of Insight Tax-Exempt and seventeen other mutual funds of various asset classes, while Multi-Portfolio Fund consists of Tax-Exempt and three other mutual funds.

CAPITALIZATION

         The beneficial interests in Multi-Portfolio Fund and Insight Trust are represented by an unlimited number of transferable shares of beneficial interest, no par value, of one or more series. The Declaration of Trust of each of Multi-Portfolio Fund and Insight Trust permits the Trustees to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by each Fund.

         Shares of Tax-Exempt are offered in two classes of shares (Class A and Class B shares), while shares of Insight Tax-Exempt are offered in three classes of shares (Class A and Class C shares and Institutional shares). Prior to the reorganization, all Class B shares of Tax-Exempt will be converted to Class A shares of Tax-Exempt. Institutional shares and Class C shares are not involved in the Reorganization. Shares of the classes of each Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees, as applicable. Shareholders of each Fund vote separately, by Fund, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Fund. Shareholders of each Fund vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class.

SHAREHOLDER LIABILITY

         Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. To the extent that Multi-Portfolio Fund or a shareholder of Multi-Portfolio Fund is subject to the jurisdiction of courts in other states, it is possible that a court may not apply Delaware law and may thereby subject shareholders of Multi-Portfolio Fund to liability. To guard against this risk, the Declaration of Trust of Multi-Portfolio Fund (a) provides that any written obligation of Multi-Portfolio Fund may contain a statement that such obligation may only be enforced against the assets of Multi-Portfolio Fund or the particular series in question and the obligation is not binding upon the shareholders of Multi-Portfolio Fund; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of trust property of any shareholder held personally liable for the obligations of Multi-Portfolio Fund. Accordingly, the risk of a shareholder of Multi-Portfolio Fund incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (1) a court refuses to apply Delaware law; (2) no contractual limitation of liability was in effect; and (3) Multi-Portfolio Fund itself is unable to meet its obligations. In light of Delaware law, the nature of Multi-Portfolio Fund's business, and the nature of its assets, the risk of personal liability to a shareholder of Multi-Portfolio Fund is remote.

         Shareholders of Insight Trust as shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable under the applicable state law for the obligations of Insight Trust. However, the Declaration of Trust of Insight Trust contains an express disclaimer of shareholder liability and requires notice of such disclaimer be given in each agreement entered into or executed by Insight Trust or the Trustees or officers of Insight Trust, as applicable. The Declaration of Trust also provides for shareholder indemnification out of the assets of Insight Trust.

SHAREHOLDER MEETINGS AND VOTING RIGHTS

         Multi-Portfolio Fund and Insight Trust, on behalf of Tax-Exempt and Insight Tax-Exempt, respectively, are not required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of Multi-Portfolio Fund or Insight Trust. In addition, each of Multi-Portfolio Fund and Insight Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Neither Multi-Portfolio Fund nor Insight Trust currently intends to hold regular shareholder meetings. Cumulative voting is not permitted in the election of Trustees of Multi-Portfolio Fund or Insight Trust.

         Except when a larger quorum is required by applicable law or the applicable governing documents, with respect to Multi-Portfolio Fund 33 1/3% of the shares, and with respect to Insight Trust 30% of the shares, entitled to vote constitutes a quorum for consideration of a matter at a shareholder's meeting. With respect to each of Multi-Portfolio Fund and Insight Trust, when a quorum is present at a meeting, a majority (greater than 50%) of the shares voted is sufficient to act on a matter and a plurality of the shares voted is required to elect a Trustee (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

         A Trustee of Multi-Portfolio Fund may be removed with or without cause at a meeting of shareholders by a vote of two-thirds of the outstanding shares of Multi-Portfolio Fund, or with or without cause by the vote of two-thirds of the number of Trustees prior to removal. A Trustee of Insight Trust may be removed with cause at a meeting of shareholders by a vote of two-thirds of the outstanding shares of Insight Trust, or with cause by the vote of two-thirds of the number of Trustees prior to removal.

         Under the Declaration of Trust of each of Multi-Portfolio Fund and Insight Trust, each shareholder is entitled to one vote for each dollar of net asset value of each share owned by such shareholder and each fractional dollar amount is entitled to a proportionate fractional vote.

         The Declaration of Trust of Multi-Portfolio Fund provides that unless otherwise required by applicable law (including the 1940 Act), the Board of Trustees may, without obtaining a shareholder vote: (1) cause Multi-Portfolio Fund, or any series to merge or consolidate with or into, or sell substantially all of its assets to, one or more trusts (or series thereof), partnerships, associations, corporations or other business entities; and (2) cause Multi-Portfolio Fund to reorganize under the laws of any state or other political subdivision of the United States.

         The Declaration of Trust of Insight Trust provides that unless otherwise required by applicable law (including the 1940 Act): (1) the affirmative vote of the holders of two-thirds of the shares of Insight Trust are required for Insight Trust, or any series of Insight Trust, to merge or consolidate with or into, or sell substantially all of its assets to, one or more trusts (or series thereof), partnerships, associations, corporations or other business entities or cause the shares (or any portion thereof) to be exchanged under or pursuant to any state or federal statute; provided, however, that the affirmative vote of only a majority of the shareholders is required if such action is recommended by the Trustees; and (2) the affirmative vote of a majority of the shareholders is required in order for Insight Trust to reorganize under the laws of any state or other political subdivision of the United States.

         Under certain circumstances, the Trustees of each of Multi-Portfolio Fund and Insight Trust may also terminate Multi-Portfolio Fund or Insight Trust, as the case may be, a series, or a class of shares, upon written notice to the shareholders.

LIQUIDATION

         In the event of the liquidation of Multi-Portfolio Fund or Insight Trust, either Fund, or a class of shares, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to Multi-Portfolio Fund or Insight Trust, the Fund or attributable to the class over the liabilities belonging to Multi-Portfolio Fund or Insight Trust, the Fund or attributable to the class. The assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the dollar value of shares of such Fund or class of the Fund held by them on the date of distribution.

LIABILITY AND INDEMNIFICATION OF TRUSTEES

         Under the Declaration of Trust of each of Multi-Portfolio Fund and Insight Trust, a Trustee is generally personally liable only for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. As provided in the Declaration of Trust and By-Laws of each of Multi-Portfolio Fund and Insight Trust, each Trustee of Multi-Portfolio Fund or Insight Trust, as the case may be, is entitled to be indemnified against all liabilities and all expenses reasonably incurred or paid by him or her in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her office of Trustee, unless the Trustee (1) shall have been adjudicated by the court or other body before which the proceeding was brought to be liable to Multi-Portfolio Fund or Insight Trust, as the case may be, or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office of Trustee (collectively, "disabling conduct") or (2) with respect to any proceeding disposed of without an adjudication by the court or other body before which the proceeding was brought that such Trustee was liable to Multi-Portfolio Fund or Insight Trust, as the case may be, or its shareholders by reason of disabling conduct, unless there has been a determination that the Trustee did not engage in disabling conduct. This determination may be made by (a) the court or other body before which the proceeding was brought, (b) a vote of a majority of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (c) an independent legal counsel in a written opinion. Multi-Portfolio Fund and Insight Trust may also advance money in connection with the preparation and presentation of a defense to any proceeding provided that the Trustee undertakes to repay Multi-Portfolio Fund or Insight Trust, as the case may be, if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

         The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust and By-Laws of each of Multi-Portfolio Fund and Insight Trust and Delaware or Massachusetts and federal law, as applicable and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declarations of Trust, By-Laws and Delaware or Massachusetts and federal law, as applicable law, directly for more complete information.

SHAREHOLDER INFORMATION

         As of August 15, 2006, the total number of shares of Tax-Exempt outstanding was as follows:

                 -----------------------------------------------
                                      NUMBER OF SHARES
                                      ----------------
                ---------------------------------------------
                CLASS A               4,359,666.369

                CLASS B                  98,403.222
                ---------------------------------------------
                TOTAL                 4,458,069.591
                -----------------------------------------------

         As of August 15, 2006, the officers and Trustees of Multi-Portfolio Fund, as a group, owned beneficially or of record less than 1% of the outstanding shares of Tax-Exempt.

         As of August 15, 2006, the officers and Trustees of the Insight Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of Insight Tax-Exempt.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of August 15, 2006, the beneficial owners or record owners of more than 5% of the shares of Tax-Exempt or Insight Tax-Exempt were as follows:

-------------------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT
-------------------------------------------------------------------------------------------------------------------------------
                                                                       % OF CLASS OF SHARES OF      % OF CLASS OF SHARES OF
                                                                           PORTFOLIO BEFORE             PORTFOLIO AFTER
           NAME AND ADDRESS                CLASS      NO. OF SHARES         REORGANIZATION             REORGANIZATION(1)
-------------------------------------------------------------------------------------------------------------------------------
Citigroup Global Markets Inc.
House Account
XXXXXXX1250                               Class B       9,186.715               9.34%                          0.13%
Attn: Peter Booth, 7th Floor
333 W 34th Street
New York, NY 10001-2402
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
First Clearing, LLC
A/C XXXX-4975
Mel Larson & Marilyn Larson JT
TEN                                       Class B       5,366.257               5.45%                          0.07%
13000 Las Vegas Blvd S
Las Vegas, NV 89044-9500
-------------------------------------------------------------------------------------------------------------------------------
MLPF&S for the Sole
Benefit of its Customers
Attn: Fund Administration                 Class A      290,880.692              6.67%                          3.98%
4800 Deer Lake Dr. E. 3rd Fl.
Jacksonville, FL 32246-6484
-------------------------------------------------------------------------------------------------------------------------------
MLPF&S for the Sole
Benefit of its Customers
Attn: Fund Administration                 Class B      12,329.671               12.53%                         0.17%
4800 Deer Lake Dr. E. 3rd Fl.
Jacksonville, FL 32246-6484
-------------------------------------------------------------------------------------------------------------------------------
Martha H. Abbott
704 E Lake Drive                          Class B       5,702.298               5.79%                          0.08%
Gladewater, TX 75647-5101
-------------------------------------------------------------------------------------------------------------------------------
First Clearing, LLC
A/C XXXX2221
Candace McKey                             Class B       7,072.045               7.19%                          0.10%
7737 SE Loblolly Bay Dr.
Hobe Sound, FL  33455-3830
-------------------------------------------------------------------------------------------------------------------------------
First Clearing, LLC                       Class B       4,955.928               5.04%                          0.07%
A/C XXXX-7711
Jeffrey J Johnstone & Phronsie
Johnstone JT TEN
20419 Eyota Ln.
Apple Valley, CA 92308-6298
--------------------------------------------------------------------------------------------------------------------------------
(1) Represents percentage of Class A shares of Insight Tax-Exempt after conversion of Tax-Exempt Class B to Tax-Exempt Class A and Tax-Exempt Class
    A to Insight Tax-Exempt Class A.

INSIGHT TAX-EXEMPT

--------------------------------------------------------------------------------------------------------------------------------
                                                                       % OF CLASS OF SHARES OF      % OF CLASS OF SHARES OF
                                                                           PORTFOLIO BEFORE             PORTFOLIO AFTER
           NAME AND ADDRESS                CLASS      NO. OF SHARES         REORGANIZATION               REORGANIZATION
--------------------------------------------------------------------------------------------------------------------------------
SEI Private Trust Company             Institutional  5,170,424.563             70.46%                          70.46%
C/O Harris Bank Id 940                shares
Attn Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456
--------------------------------------------------------------------------------------------------------------------------------
SEI Private Trust Company
C/O Harris Bank Id 940
Attn Mutual Funds                     Institutional    886,800.517              12.09%                          12.09%
One Freedom Valley Drive              shares
Oaks, PA 19456
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Pershing LLC
P.O. Box 2052                              Class A     751,236.989              26.42%                          10.32%
Jersey City, NJ 07303-2052
--------------------------------------------------------------------------------------------------------------------------------
Phoenix Equity Planning Corp.
Attn: Corp. Accounting
56 Prospect St.                            Class C      9,564.116                100%                           100%
Hartford, CT 06103-2818
--------------------------------------------------------------------------------------------------------------------------------


                        FINANCIAL STATEMENTS AND EXPERTS

         The Annual Report of Multi-Portfolio Fund relating to Tax-Exempt, for the year ended as of November 30, 2005, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement. The financial statements and financial highlights of Multi-Portfolio Fund relating to Tax-Exempt, for the period indicated therein have been incorporated by reference herein and in the registration statement in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. The Annual Report of Insight Trust relating to Insight Tax-Exempt, for the year ended as of December 31, 2005, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.


                                  LEGAL MATTERS

         Certain legal matters concerning the issuance of shares of Insight Tax-Exempt will be passed upon by Kevin J. Carr, Esq., Vice President and Counsel, The Phoenix Companies, Inc.


                             ADDITIONAL INFORMATION

         Multi-Portfolio Fund and Insight Trust are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northeast Regional Office, 3 World Financial Center, Room 4300, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202-2656; and Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036-3648. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

October __, 2006

                                                                       Exhibit A



                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ___ day of August, 2006, by and between Phoenix Insight Funds Trust, a Delaware statutory trust (the "Acquiring Trust"), with its principal place of business at 101 Munson Street, Greenfield, Massachusetts 01301, on behalf of the Phoenix Insight Tax-Exempt Bond Fund (the "Acquiring Fund"), a separate series of the Acquiring Trust, and Phoenix Multi-Portfolio Fund, a Delaware statutory trust (the "Selling Trust"), on behalf of the Phoenix Tax-Exempt Bond Fund (the "Acquired Fund"), a separate series of the Selling Trust.

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     The Acquired Fund is a separate series of the Selling Trust and the Acquiring Fund is a separate series of the Acquiring Trust, each of which is an open-end, registered investment company of the management type. The Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest.

         The Board of Trustees of the Acquiring Trust, including a majority of the Trustees who are not "interested persons" of the Acquiring Trust, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has determined, with respect to the Acquiring Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders, and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction.

     The Board of Trustees of the Selling Trust, including a majority of the Trustees who are not "interested persons" of the Selling Trust, as defined in the 1940 Act, has also determined, with respect to the Acquired Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.   TRANSACTION

     1.1 Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares, determined by dividing the value of the Acquired Fund's net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing Date").

     1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable, that are owned by the Acquired Fund, and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund, on the Closing Date (collectively, the "Assets").

     1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1 (collectively, "Liabilities"). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income and realized net capital gain, if any, for the current taxable year through the Closing Date.

     1.4 Immediately after the transfer of Assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund.

     1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund or its Transfer Agent, as defined in paragraph 3.3.

     1.6 Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.   VALUATION

     2.1 The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures established by the Acquiring Trust's Board of Trustees, which shall be described in the then-current prospectus and statement of additional information with respect to the Acquiring Fund.

     2.2 The net asset value of the Acquiring Fund Shares shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures established by the Acquiring Trust's Board of Trustees which shall be described in the Acquiring Fund's then-current prospectus and statement of additional information.

     2.3 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's Assets shall be determined by dividing the value of the net assets with respect to the shares of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

     2.4 Phoenix Equity Planning Corporation ("PEPCO") shall make all computations of value, in its capacity as financial agent for the Acquiring Trust.

3.   CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be October 20, 2006, or such other date as the parties may agree. All acts taking place at the closing of the transaction (the "Closing") shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of Phoenix Life Insurance Company, One American Row, Hartford, CT 06115-0480 or at such other time and/or place as the parties may agree.

     3.2 The Selling Trust shall direct State Street Bank and Trust Company, as custodian for the Acquired Fund (the "Custodian"), to deliver, on the next business day after the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Fund on the next business day following the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Fund's Custodian to the custodian for the Acquiring Fund for examination no later than on the next business day following the Closing Date, and shall be transferred and delivered by the Acquired Fund on the next business day following the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Acquired Fund's portfolio securities and instruments deposited with a "securities depository", as defined in Rule 17f-4 under the 1940 Act. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

     3.3 The Selling Trust shall direct PEPCO (the "Transfer Agent"), on behalf of the Acquired Fund, to deliver on the next business day following the Closing, a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

     3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Closing Date shall be postponed until the first Friday after the day when trading shall have been fully resumed and reporting shall have been restored.

4.   REPRESENTATIONS AND WARRANTIES

     4.1 The Selling Trust, on behalf of the Acquired Fund, represents and warrants as follows:

     (a) The Acquired Fund is duly organized as a series of the Selling Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Selling Trust's Agreement and Declaration of Trust (the "Declaration of Trust") to own all of its assets and to carry on its business as it is now being conducted;

     (b) The Selling Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

     (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) On the Closing Date, the Selling Trust, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

     (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Selling Trust's Declaration of Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Selling Trust, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Selling Trust, on behalf of the Acquired Fund, is a party or by which it is bound;

     (g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

     (h) Except as otherwise disclosed in writing to and accepted by the Acquiring Trust, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Selling Trust, on behalf of the Acquired Fund, or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Selling Trust, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (i) The unaudited financial statements of the Acquired Fund at May 31, 2006 are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

     (j) Since May 31, 2006, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

     (k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

     (m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

     (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Selling Trust, on behalf of the Acquired Fund, and this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; and

     (o) The information to be furnished by the Acquired Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the NASD, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

     4.2 The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants as follows:

     (a) The Acquiring Fund is duly organized as a series of the Acquiring Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with power under the Acquiring Trust's Agreement and Declaration of Trust (the "Trust Instrument") to own all of its assets and to carry on its business as it is now being conducted;

     (b) The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Acquiring Fund under the 1933 Act, is in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

     (d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Acquiring Trust's Trust Instrument or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Trust, on behalf of the Acquiring Fund, is a party or by which it is bound;

     (f) Except as otherwise disclosed in writing to and accepted by the Selling Trust, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Trust, on behalf of the Acquiring Fund, or any of the Acquiring Fund's properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business. The Acquiring Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or the Acquiring Fund's ability to consummate the transactions herein contemplated;

     (g) On the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

     (h) The unaudited financial statements of the Acquiring Fund at June 30, 2006 are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein;

     (i) Since June 30, 2006, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this subparagraph (i), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change;

     (j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (k) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, has distributed in each such year all net investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains (after reduction for any capital loss carryforward) and has met the diversification requirements of the Code and the regulations thereunder;

     (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Delaware law, it is theoretically possible that shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund) and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

     (m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Acquiring Trust, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (n) Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Delaware law, it is theoretically possible that shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund);

     (o) The information to be furnished by the Acquiring Trust for use in the registration statements and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

     (p) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.   COVENANTS OF THE SELLING TRUST ON BEHALF OF THE ACQUIRED FUND

     5.1 The Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date except as contemplated by this Agreement.

     5.2 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

     5.3 The Acquired Fund shall assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the holders of the Acquired Fund's shares.

     5.4 Subject to the provisions of this Agreement, the Acquired Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.5 As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

     5.6 The Acquired Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

     5.7 The Selling Trust, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by the Acquiring Trust, on behalf of the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Selling Trust's, on behalf of the Acquired Fund's, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and
(b) the Acquiring Trust's, on behalf of the Acquiring Fund's, title to and possession of all the assets, and to carry out the intent and purpose of this Agreement.

6.   COVENANTS OF THE ACQUIRING TRUST ON BEHALF OF THE ACQUIRING FUND

     6.1 The Acquiring Fund will operate its business in the ordinary course between the date hereof and the Closing Date except as contemplated by this Agreement.

     6.2 Subject to the provisions of this Agreement, the Acquiring Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     6.3 The Acquiring Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

     6.4 The registration statement on Form N-14 (the "Registration Statement") which the Acquiring Fund shall have prepared and filed for the registration under the 1933 Act of the Acquiring Fund Shares to be distributed to the Acquired Fund Shareholders pursuant hereto, shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the knowledge of the parties thereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     6.5 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

     6.6 The Acquiring Fund shall, through December 31, 2007, limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses), so that such expenses do not exceed 0.85% for Class A Shares.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Selling Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Selling Trust's election, to the performance by the Acquiring Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     7.1 All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     7.2 The Acquiring Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Trust, on behalf of the Acquiring Fund on or before the Closing Date; and

     7.3 The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund's name by its President or Vice President, and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request.

8.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Trust's election, to the performance by the Selling Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

     8.1 All representations and warranties of the Selling Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     8.2 The Selling Trust shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of the Selling Trust;

     8.3. The Selling Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Selling Trust, on behalf of the Acquired Fund, on or before the Closing Date;

     8.4 The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed; and

     8.5 The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the Acquired Fund's name by its President or Vice President, and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquiring Fund shall reasonably request.

9. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Selling Trust, on behalf of the Acquired Fund, or the Acquiring Trust, on behalf of the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     9.1 On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     9.2 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Selling Trust and the Acquiring Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

     9.3 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

     9.4 The parties shall have received the opinion of McDermott Will & Emery LLP, addressed to the Acquiring Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall, for federal income tax purposes, qualify as a tax free reorganization described in Section 368(a) of the Code. The delivery of such opinion is conditioned upon receipt of representations it shall request of the Acquiring Trust. Notwithstanding anything herein to the contrary, the Acquiring Trust may not waive the condition set forth in this paragraph 9.4.

10.  BROKERAGE FEES AND EXPENSES

     10.1 The Selling Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     10.2 The expenses relating to the proposed Reorganization will be borne by Phoenix Investment Counsel, Inc. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement on Form N-14, printing and distributing the Acquiring Fund's prospectus, legal fees, accounting fees, and securities registration fees. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

11.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     11.1 The Selling Trust and the Acquiring Trust have not made any representation, warranty or covenant not set forth herein; this Agreement constitutes the entire agreement between the parties.

     11.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12.  TERMINATION

     This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before December 31, 2006, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.  WAIVER

     The Acquiring Fund and the Acquired Fund, after consultation with their respective counsel and by mutual consent of their respective Board of Trustees, may waive any condition to their respective obligations hereunder, except that the Acquiring Trust may not waive the condition set forth in paragraph 9.4.

14.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable and mutually agreed upon in writing by the authorized officers of the Selling Trust and the Acquiring Trust.

15.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to Phoenix Equity Planning Corporation, 101 Munson Street, Greenfield, Massachusetts 01301,
Attn: General Counsel.

16.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     16.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     16.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     16.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

     16.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     16.5 It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Acquired Fund personally, but shall bind only the property of the Acquired Fund, as provided in the Declaration of Trust of the Acquired Fund. The execution and delivery by such officers of the Acquired Fund shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquired Fund as provided in the Declaration of Trust of the Acquired Fund.

     16.6 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Acquiring Fund personally, but shall bind only the Acquiring Trust property of the Acquiring Fund, as provided in the Trust Instrument of the Acquiring Fund. The execution and delivery by such officers of the Acquiring Fund shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Acquiring Trust property of the Acquiring Fund as provided in the Trust Instrument of the Acquiring Fund.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary, all as of the date first written above.

Attest:                                      PHOENIX INSIGHT FUNDS TRUST ON
                                             BEHALF OF ITS SERIES PHOENIX
                                             INSIGHT TAX-EXEMPT BOND FUND

_______________________________              By: _______________________________
By:
Title:                                       Title:


Attest:                                      PHOENIX MULTI-PORTFOLIO FUND ON
                                             BEHALF OF ITS SERIES PHOENIX
                                             TAX-EXEMPT BOND FUND

_______________________________              By: _______________________________
By:
Title:                                       Title:




                                             Agreed and accepted as to
                                             paragraph 10.2 only:

Attest:                                      PHOENIX INVESTMENT COUNSEL, INC.


_______________________________              By: _______________________________
By:
Title:                                       Title:

                       STATEMENT OF ADDITIONAL INFORMATION

                            Acquisition of Assets of

                          PHOENIX TAX-EXEMPT BOND FUND

                                   a series of

                          PHOENIX MULTI-PORTFOLIO FUND
                     c/o Phoenix Equity Planning Corporation
                                101 Munson Street
                         Greenfield, Massachusetts 01301
                                 (800) 243-1574

                        By and In Exchange For Shares of

                      PHOENIX INSIGHT TAX-EXEMPT BOND FUND

                                   a series of

                           PHOENIX INSIGHT FUNDS TRUST
                     c/o Phoenix Equity Planning Corporation
                                101 Munson Street
                         Greenfield, Massachusetts 01301
                                 (800) 243-1574

         This Statement of Additional Information, dated October__, 2006, relating specifically to the proposed transfer of the assets and liabilities of Phoenix Tax-Exempt Bond Fund ("Tax-Exempt"), a series of Phoenix Multi-Portfolio Fund ("Multi-Portfolio Fund") to Phoenix Insight Tax-Exempt Bond Fund ("Insight Tax-Exempt"), a series of Phoenix Insight Funds Trust ("Insight Trust"), in exchange for Class A shares of beneficial interest, no par value, of Insight Tax-Exempt (to be issued to holders of shares of Tax-Exempt), consists of the information set forth below pertaining to Tax-Exempt and Insight Tax-Exempt and the following described documents, each of which is attached hereto and incorporated by reference herein:

         (1) The Statement of Additional Information of Multi-Portfolio Fund relating to Tax-Exempt, dated March 31, 2006;

         (2) The Statement of Additional Information of Insight Trust relating to Insight Tax-Exempt, dated June 26, 2006;

         (3) Annual Report of Multi-Portfolio Fund relating to Tax-Exempt for the year ended November 30, 2005;

         (4) Annual Report of Insight Trust relating to Insight Tax-Exempt for the year ended December 31, 2005;

         (5) Semi-Annual Report of Multi-Portfolio Fund relating to Tax-Exempt for the six month period ended May 31, 2006;

         (6) Semi-Annual Report of Insight Trust relating to Insight Tax-Exempt for the six month period ended June 30, 2006 (to be filed by amendment);

         (7)      Pro Forma Financial Statements dated as of June 30, 2006.

         This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Information Statement of Tax-Exempt and Insight Tax-Exempt dated October __, 2006. A copy of the Prospectus/Information Statement may be obtained without charge by calling or writing to Multi-Portfolio Fund or Insight Trust at the telephone numbers or addresses set forth above.

                          PHOENIX MULTI-PORTFOLIO FUND


                       PHOENIX EMERGING MARKETS BOND FUND

                      PHOENIX INTERNATIONAL STRATEGIES FUND

                       PHOENIX REAL ESTATE SECURITIES FUND

                          PHOENIX TAX-EXEMPT BOND FUND


                                101 Munson Street
                         Greenfield, Massachusetts 01301



                       STATEMENT OF ADDITIONAL INFORMATION

                                 March 31, 2006

   The Statement of Additional Information ("SAI") is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix Multi-Portfolio Fund (the "Trust"), dated March 31, 2006, and should be read in conjunction with it. The SAI incorporates by reference certain information that appears in the Trust's annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the Trust's Prospectus, annual or semiannual reports by visiting the Phoenix Funds' Web sites at PhoenixFunds.com or PhoenixInvestments.com, by calling Phoenix Equity Planning Corporation ("PEPCO") at (800) 243-4361 or by writing to PEPCO at One American Row, P.O. Box 5056, Hartford, CT 06102-5056.


                                TABLE OF CONTENTS

                                                                            PAGE
The Trust .................................................................    1
Investment Restrictions ...................................................    1
Investment Techniques and Risks ...........................................    2
Performance Information ...................................................   16
Portfolio Turnover ........................................................   18

Portfolio Transactions and Brokerage.......................................   19

Disclosure of Fund Holdings................................................   20

Services of the Advisers and Subadvisers...................................   21
Portfolio Managers ........................................................   24

Net Asset Value ...........................................................   27

How to Buy Shares .........................................................   27
Alternative Purchase Arrangements .........................................   27
Investor Account Services .................................................   30

How to Redeem Shares ......................................................   32
Dividends, Distributions and Taxes ........................................   33

Tax Sheltered Retirement Plans.............................................   37
The Distributor............................................................   38
Distribution Plans.........................................................   40
Management of the Trust....................................................   40
Additional Information ....................................................   48
Appendix...................................................................   49




                      Mutual Fund Services: (800) 243-1574
                    Adviser Consulting Group: (800) 243-4361
                         Text Telephone: (800) 243-1926


PXP468 (3/06)

                                    THE TRUST

   The Trust is an open-end management investment company which was organized under Massachusetts law in 1987 as a Massachusetts business trust, and was reorganized as a Delaware statutory trust in November 2000.


   The Trust's Prospectus describes the investment objectives and strategies that the Phoenix Emerging Markets Bond Fund (the "Emerging Markets Fund"), the Phoenix International Strategies Fund (the "International Fund"), the Phoenix Real Estate Securities Fund (the "Real Estate Fund") and the Phoenix Tax-Exempt Bond Fund (the "Tax-Exempt Bond Fund") (each, a "Fund" and, together, the "Funds") each will employ in seeking to achieve its respective investment objective. Each Fund's investment objective is a fundamental policy of that Fund and may not be changed without the vote of a majority of the outstanding voting securities of that Fund. The following discussion supplements the disclosure in the Prospectus.


                             INVESTMENT RESTRICTIONS

     The following investment restrictions have been adopted by the Trust with respect to the each of the Funds. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the Investment Company Act of 1940, as amended, (the "1940 Act") to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

     The Fund may not:

     (1) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund. This restriction does not apply to the Real Estate Fund and Emerging Markets Fund.

     (2) Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities), except the Real Estate Fund will concentrate its assets in the real estate industry and the Tax-Exempt Bond Fund may invest more than 25% of its assets in a particular segment of the municipal securities market.

     (3) Borrow money, except (i) in amounts not to exceed one third of the value of the Fund's total assets (including the amount borrowed) from banks, and
(ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

     (4) Issue "senior securities" in contravention of the 1940 Act. Activities permitted by the Securities and Exchange Commission ("SEC") exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction.

     (5) Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

     (6) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

     (7) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

     (8) Make loans, except that the Fund may (i) lend portfolio securities,
(ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

     Except with respect to investment restriction (3) above, if any percentage restriction described above for the Funds is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Funds' assets will not constitute a violation of the restriction. With respect to investment restriction (3), in the event that asset coverage for all borrowings shall at any time fall below 300 per centum, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum.

                         INVESTMENT TECHNIQUES AND RISKS

   The Funds may utilize the following practices or techniques in pursuing their investment objectives.

DEBT SECURITIES


   The Real Estate Fund may invest in debt securities (which include for purposes of this investment policy convertible debt securities which the Adviser believes have attractive equity characteristics). The Real Estate Fund may invest in debt securities rated BBB or better by Standard & Poor's Corporation ("S&P") or Baa or better by Moody's Investor Service, Inc. ("Moody's") or, if not rated, are judged to be of comparable quality as determined by the Adviser. In choosing debt securities for purchase by the Fund, the Adviser will employ the same analytical and valuation techniques utilized in managing the equity portion of the Real Estate Fund's holdings and will invest in debt securities only of companies that satisfy the Adviser's investment criteria.


   The value of the Real Estate Fund's investments in debt securities will change as interest rates fluctuate. When interest rates decline, the values of such securities generally can be expected to increase and when interest rates rise, the values of such securities can generally be expected to decrease. The lower-rated and comparable unrated debt securities described above are subject to greater risks of loss of income and principal than are higher-rated fixed income securities. The market value of lower- rated securities generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than is the case with more highly rated securities, which reflect primarily functions in general levels of interest rates.

EMERGING MARKET SECURITIES


   The Emerging Markets Fund and the International Fund may invest in countries or regions with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets will include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low-to-middle-income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the Adviser to be an emerging market as defined above. The Emerging Markets Fund may also invest in securities of: (i) companies the principal securities trading market for which is an emerging market country; (ii) companies organized under the laws of, and with a principal office in, an emerging market country, or
(iii) companies whose principal activities are located in emerging market countries.


   The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Funds are uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems could cause the Funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Funds due to subsequent declines in value of portfolio securities or, if the Funds have entered into a contract to sell the security, in possible liability to the purchaser. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

   Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Funds could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Funds of any restrictions on investments.

   Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Funds.


   ADDITIONAL RISK FACTORS. As a result of its investments in foreign securities, the Emerging Markets Fund and International Fund may each receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the Fund may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the Adviser believes that the applicable rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time.


   In addition, the Fund may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract. The Fund may hold foreign currency in anticipation of purchasing foreign securities. The Fund may also elect to take delivery of the currencies' underlying options or forward contracts if, in the judgment of the Adviser, it is in the best interest of the Fund to do so. In such instances as well, the Fund may convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.

   While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Fund's profit or loss on currency options or forward contracts, as well as its hedging strategies.

FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS

   The Tax-Exempt Bond, International and Emerging Markets Funds may use financial futures contracts and related options to hedge against changes in the market value of their portfolio securities or securities which they intend to purchase. The International and Emerging Markets Funds may use foreign currency futures contracts to hedge against changes in the value of foreign currencies. (See "Foreign Currency Transactions" below.) Hedging is accomplished when an investor takes a position in the futures market opposite to the investor's cash market position. There are two types of hedges--long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with (although in inverse relation to) cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities or the value of foreign currencies may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which the Fund utilizing this investment technique may wish to purchase in the future by purchasing futures contracts.

   The Tax-Exempt Bond, International and Emerging Markets Funds may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade and may purchase exchange- or board-traded put and call options on financial futures contracts as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. Financial futures contracts consist of interest rate futures contracts, securities index futures contracts and foreign currency futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

   In contrast to the situation in which a Fund purchases or sells a security, no security is delivered or received by the Fund upon the purchase or sale of a financial futures contract (although an obligation to deliver or receive the underlying security in the future is created by such a contract). Initially, when it enters into a financial futures contract, a Fund utilizing this investment technique will be required to deposit in a pledged account with the Trust's custodian bank any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily. This amount is known as an initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. However, subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

   The writer of an option on a futures contract is required to deposit a margin balance pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

   The Funds utilizing this investment technique will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly, and will be in addition to those paid for direct purchases and sales of securities.


   LIMITATIONS ON FUTURES CONTRACTS AND RELATED OPTIONS. The Funds utilizing this investment technique may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of portfolio securities or securities which it intends to purchase or foreign currencies. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be specifically designated on the accounting records of the Fund to collateralize fully the position and thereby ensure that it is not leveraged.


   RISKS RELATING TO FUTURES CONTRACTS AND RELATED OPTIONS. Positions in futures contracts and related options may be closed out on an exchange if the exchange provides a secondary market for such contracts or options. A Fund utilizing this investment technique will enter into a futures or futures related option position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments. In this situation, if the Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities to meet its margin obligations at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge its positions effectively.

   There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also limit a hedger's opportunity to benefit fully from favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Fund to incur additional brokerage commissions and may cause an increase in a Fund's turnover rate.

   The successful use of futures contracts and related options depends on the ability of the Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. As a result, the Fund's total return for the period may be less than if it had not engaged in the hedging transaction.

   Utilization of futures contracts by a Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities or currencies which are being hedged. If the price of the futures contract moves more or less than the price of the securities or currency being hedged, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities or currency. It is possible that, where a Fund has sold futures contracts to hedge against decline in the market, the market may advance and the value of securities held in the Fund or the currencies in which its foreign securities are denominated may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities or foreign currencies before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

   The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through offsetting transactions rather than to meet margin deposit requirements. In such cases, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities or currencies rather than to engage in closing transactions because such action would reduce the liquidity of the futures market. In addition, because, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the underlying securities market, increased participation by speculators in the futures market could cause temporary price distortions. Because of the possibility of price distortions in the futures market and of the imperfect correlation between movements in the prices of securities or foreign currencies and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

   Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund (i.e., the loss of the premium paid) while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

FOREIGN CURRENCY TRANSACTIONS

   The International and Emerging Markets Funds (each a "Foreign Currency Fund") each may engage in foreign currency transactions. The following is a description of these transactions.

   Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.


   No Fund will enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities and other assets denominated in that currency. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of a Fund. The Fund will specifically designate on its accounting records any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily in an amount not less than the value of a Foreign Currency Fund's total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign currency. If the value of the securities specifically designated declines, additional cash or securities will be added so that the specifically designated amount is not less than the amount of the Foreign Currency Fund's commitments with respect to such contracts.


   Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.

   A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect a Foreign Currency Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Foreign Currency Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if a Foreign Currency Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Foreign Currency Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

   Foreign Currency Futures Transactions. Each Foreign Currency Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Foreign Currency Fund may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.

   Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.


   Regulatory Restrictions. To the extent required to comply with SEC Release No. IC-10666, when purchasing a futures contract or writing a put option, each Foreign Currency Fund will specifically designate on its accounting records any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the value of such contracts.


   To the extent required to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid "commodity pool operator" status, a Foreign Currency Fund will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts (including foreign currency and all other futures contracts) held by the Foreign Currency Fund plus premiums paid by it for open options on futures would exceed 5% of the Foreign Currency Fund's total assets. The Foreign Currency Funds will engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which the Fund holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 75% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contracts held by the broker; (2) cash or high quality money market instruments set aside in an identifiable manner; and (3) cash proceeds from investments due in 30 days.

   Foreign currency warrants. Foreign currency warrants such as currency exchange warrants ("CEWs") are warrants that entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of prospective purchases of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may be used to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. Upon exercise of warrants, there may be a delay between the time the holder gives instructions to exercise and the time the exchange rate relating to exercise is determined, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

   Principal exchange rate linked securities. Principal exchange rate linked securities (or "PERLS") are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar, "reverse" PERLS are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLS may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

   Performance indexed paper. Performance indexed paper (or "PIP") is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about the time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

FOREIGN SECURITIES

   The Funds may invest in U.S. dollar- or foreign currency-denominated corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities and may invest directly in common stocks issued by foreign companies or in securities represented by American Depositary Receipts ("ADRs").

   Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which may affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

   ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. ADRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.


HIGH YIELD - HIGH RISK FIXED INCOME SECURITIES


   The International Fund may invest in bonds considered to be less than investment-grade, commonly known as "junk" bonds. The Emerging Markets Fund may invest up to 100% of its total assets in these bonds.

   While management will seek to minimize risk through diversification and continual evaluation of current developments in interest rates and economic conditions, the market prices of lower-rated securities generally fluctuate more than those of higher rated securities. Using credit ratings helps to evaluate the safety of principal and interest payments but does not assess market risk. Fluctuations in the market value of portfolio securities subsequent to acquisition by the Funds will not normally affect cash income from such securities but will be reflected in the Fund's net asset value. Additionally, with lower-rated securities, there is a greater possibility that an adverse change in the financial condition of the issuer, particularly a highly-leveraged issuer, may affect its ability to make payments of income and principal and increase the expenses of the Fund seeking recovery from the issuer. Also, to the extent that the Fund invests in securities in the lower rating categories, the achievement of its goals will be more dependent on management's ability than would be the case if it were only investing in securities in the higher rating categories. Lower-rated securities may be thinly traded and therefore harder to value and more susceptible to adverse publicity concerning the issuer.

LOAN PARTICIPATIONS AND ASSIGNMENTS

   The Emerging Markets Fund may also invest in fixed-rate or floating-rate loans arranged through private negotiations between an issuer of emerging market debt instruments and one or more financial institutions ("lenders"). Generally, investments in loans would be in the form of loan participations and assignments of loan portfolios from third parties.


   When investing in a loan participation, the Fund will typically have the right to receive payments from the lender to the extent that the lender receives payments from the borrower. In addition, the Fund will be able to enforce their rights through the lender, and not directly against the borrower. As a result, in a loan participation the Fund assumes credit risk with respect to both the borrower and the lender.

   When the Fund purchases loan assignments from lenders, it will acquire direct rights against the borrower, but these rights and the Funds' obligations may differ from, and be more limited than, those held by the assigning lender. Loan participations and assignments may be illiquid.


MUNICIPAL SECURITIES


   As used in the Prospectus and this Statement of Additional Information, the term "municipal securities" means obligations, including municipal bonds and notes and tax-exempt commercial paper, issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest from which is, in the opinion of counsel to the issuers of such securities, exempt from federal income tax. To the extent that an investment in municipal securities does not run counter to any of the investment policies of the Tax-Exempt Bond Fund or any of the investment restrictions to which the Tax-Exempt Bond Fund is subject, the Tax-Exempt Bond Fund may invest in any combination of the various types of municipal securities described below which, in the judgment of the investment adviser to the Tax-Exempt Bond Fund, will contribute to the attainment of the Tax-Exempt Bond Fund's investment objective. Such combination of municipal securities may vary from time to time. The two principal classes of municipal securities are municipal bonds and municipal notes.


   Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

   Construction Loan Notes. Construction loan notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association ("FNMA") or the Government National Mortgage Association ("GNMA").

   General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

   Industrial Development Bonds. Industrial development bonds, which are considered municipal bonds if the interest paid is exempt from federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports arenas and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

   Municipal Bonds. Municipal bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. Another type of municipal bond is referred to as an industrial development bond. These three are discussed below.

   Municipal Notes. Municipal notes generally are used to provide for short-term working capital needs and generally have maturities of one year or less. Municipal notes include:

   Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue sharing programs.

   Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

   Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

   Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

   In addition, other types of municipal securities similar to the above-described municipal bonds and municipal notes are, or may become, available. For the purpose of the Trust's investment restrictions set forth in this Statement of Additional Information, the identification of the "issuer" of a municipal security which is not a general obligation bond is made by the investment adviser on the basis of the characteristics of the obligation, the most significant of which is the source of funds for the payment of principal and interest on such security.

   RISKS RELATING TO MUNICIPAL SECURITIES. Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and the municipal bond market, the size of a particular offering, the maturity of the obligations and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of municipal securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. The ratings of Moody's and Standard & Poor's represent their opinions as to the quality of municipal securities which they undertake to rate. Ratings are not absolute standards of quality; consequently, municipal securities with the same maturity, coupon, and rating may have different yields. There are variations in municipal securities, both within a particular classification and between classifications, depending on numerous factors. It should also be pointed out that, unlike other types of investments, municipal securities have traditionally not been subject to regulation by, or registration with, the SEC, although there have been proposals which would provide for such regulation in the future.

   The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations.

   Lawsuits challenging the validity under state constitutions of present systems of financing public education have been initiated or adjusted in a number of states, and legislation has been introduced to effect changes in public school financing in some states. In other instances there have been lawsuits challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which could ultimately affect the validity of those municipal securities or the tax-free nature of the interest thereon.


MUTUAL FUND INVESTING

   The International Fund is authorized to invest in the securities of other investment companies subject to the limitations contained in the 1940 Act. In certain countries, investments by the Fund may only be made through investments in other investment companies that, in turn, are authorized to invest in the securities that are issued in such countries. Investors should recognize that the Fund's purchase of the securities of such other investment companies results in the layering of expenses such that investors indirectly bear a proportionate part of the expenses for such investment companies including operating costs and investment advisory and administrative fees.

OPTIONS ON SECURITIES AND SECURITIES INDICES


   The Tax-Exempt Bond, International and Emerging Markets Funds may engage in option transactions. Call options on securities and securities indices written by the Funds normally will have expiration dates between three and nine months from the date written. The exercise price of a call option written by a Fund utilizing this investment technique may be below, equal to or above the current market value of the underlying security or securities index at the time the option is written.

   During the option period, a Fund utilizing this investment technique may be assigned an exercise notice by the broker-dealer through which the call option was sold, requiring the Fund to deliver the underlying security (or cash in the case of securities index calls) against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time as the Fund effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the Fund has received an exercise notice.

   A multiplier for an index option performs a function similar to the unit of trading for an option on an individual security. It determines the total dollar value per contract of each point between the exercise price of the option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

   Securities indices for which options are currently traded include the Standard & Poor's 100 and 500 Composite Stock Price Indices, Computer/Business Equipment Index, Major Market Index, Amex Market Value Index, Computer Technology Index, Oil and Gas Index, NYSE Options Index, Gaming/Hotel Index, Telephone Index, Transportation Index, Technology Index, and Gold/ Silver Index. The International Fund may write call options and purchase call and put options on these and any other indices traded on a recognized exchange.

   Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option written by a Fund, to prevent an underlying security from being called, or to enable the Fund to write another call option with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction, depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. If a call option written by a Fund expires unexercised, the Fund will realize a gain in the amount of the premium on the option less the commission paid.

   The option activities of a Fund may increase its portfolio turnover rate and the amount of brokerage commissions paid. A Fund will pay a commission each time it purchases or sells a security in connection with the exercise of an option. These commissions may be higher than those which would apply to purchases and sales of securities directly.

   OVER-THE-COUNTER OPTIONS. The International and Emerging Markets Funds may deal in over-the-counter options ("OTC options"). The investment adviser understands the position of the staff of the SEC to be that purchased OTC options and the assets used in "cover" for written OTC options are illiquid securities. The Funds have adopted procedures for engaging in OTC options for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of a Fund. A brief description of such procedures is set forth below.

   The International and Emerging Markets Funds will engage in OTC options transactions only with dealers that meet certain credit and other criteria. The Funds and the investment adviser believe that the approved dealers present minimal credit risks to the Funds and, therefore, should be able to enter into closing transactions if necessary. A liquidity charge may be assessed and is computed as described below.

   The Funds anticipate entering into agreements with dealers to which the Funds sell OTC options. Under these agreements the Funds would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The liquidity charge for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow the Funds to repurchase a specific OTC option written by the Funds, the liquidity charge will be the current market value of the assets serving as "cover" for such OTC option.

   LIMITATIONS ON OPTIONS ON SECURITIES AND SECURITIES INDICES. The Tax-Exempt Bond, International and Emerging Markets Funds may write call options only if they are covered and remain covered for as long as the Fund is obligated as a writer. Thus, if a Fund utilizing this investment technique writes a call option on an individual security, the Fund must own the underlying security or other securities that are acceptable for a pledged account at all times during the option period. The Funds will write call options on indices only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by a Fund will be "covered" by identifying the specific portfolio securities being hedged.


   To secure the obligation to deliver the underlying security, the writer of a covered call option on an individual security is required to deposit the underlying security or other assets in a pledged account in accordance with clearing corporation and exchange rules. In the case of an index call option written by a Fund, the Fund will be required to deposit qualified securities. A "qualified security" is a security against which the Fund has not written a call option and which has not been hedged by the Fund by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will deposit an amount of cash, U.S. Government Securities or other liquid high quality debt obligations equal in value to the difference. In addition, when the Fund writes a call on an index which is "in-the-money" at the time the call is written, the Fund will specifically designate on its accounting records cash, U.S. Government securities or other liquid high quality debt obligations equal in value to the amount by which the call is "in-the-money" times the multiplier times the number of contracts. Any amount otherwise specifically designated may be applied to the Fund's other obligations to specifically designate assets in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.


   A Fund may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale of a call option or a put option would result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid.

   RISKS RELATING TO OPTIONS ON SECURITIES. During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time within the option period when it may be required to fulfill its obligation as a writer of the option.

   The risk of purchasing a call option or a put option is that the Fund utilizing this investment technique may lose the premium it paid plus transaction costs, if the Fund does not exercise the option and is unable to close out the position prior to expiration of the option.

   An option position may be closed out on an exchange only if the exchange provides a secondary market for an option of the same series. Although the Funds utilizing this investment technique will write and purchase options only when the investment adviser believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that any Fund, if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.

   Possible reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options in general or of particular options or impose restrictions on orders.

   Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The investment adviser believes that the position limits established by the exchanges will not have any adverse impact upon the Funds.

   RISKS OF OPTIONS ON SECURITIES INDICES. Because the value of an index option depends upon movements in the level of the index rather than movements in the price of a particular security, whether a Fund utilizing this investment technique will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment (depending on the index option in question). Accordingly, successful use by a Fund of options on indices will be subject to the investment adviser's ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

   Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Fund utilizing this investment technique would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses to the Fund. However, it is the Trust's policy to write or purchase options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

   Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance and, unlike call writing on portfolio securities, cannot provide in advance for its potential settlement obligation by holding the underlying securities. Consequently, the Funds will write call options only on indices which meet the interim described above.

   Price movements in securities held by a Fund utilizing this investment technique will not correlate perfectly with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund might not increase as much as the level of the index. In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of the securities held by the Fund. It is also possible that the index might rise when the value of the securities held by the Fund does not. If this occurred, the Fund would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in the market value of its portfolio securities.

   Unless a Fund utilizing this investment technique has other liquid assets which are sufficient to satisfy the exercise of a call on an index, the Fund will be required to liquidate securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in an amount not exceeding 10% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and pay interest on such borrowing.

   When a Fund has written a call on an index, there is also a risk that the market may decline between the time the Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell its securities. As with options on its securities, the Fund will not learn that a call has been exercised until the day following the exercise date but, unlike a call on a security where the Fund would be able to deliver the underlying security in settlement, the Fund may have to sell some of its securities in order to make settlement in cash, and the price of such securities may decline before they can be sold.

   If a Fund exercises a put option on an index which it has purchased before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

RATINGS

   If the rating of a security purchased by a Fund is subsequently reduced below the minimum rating required for purchase or a security purchased by the Fund ceases to be rated, neither event will require the sale of the security. However, the Adviser, as applicable, will consider any such event in determining whether the Fund should continue to hold the security. To the extent that ratings established by Moody's or Standard & Poor's may change as a result of changes in such organizations or their rating systems, the Funds will invest in securities which are deemed by the Fund's adviser to be of comparable quality to securities whose current ratings render them eligible for purchase by the Fund.

REAL ESTATE INVESTMENT TRUSTS

   As described in the Prospectus, the Real Estate Fund intends under normal conditions to invest in real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income producing commercial real estate or real estate related loans. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year.

   REITs can generally be classified as follows:

   --Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.

   --Mortgage REITs, which invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

   --Hybrid REITs, which combine the characteristics of both equity REITs and mortgage REITs.

   REITs are like closed-end investment companies in that they are essentially holding companies which rely on professional managers to supervise their investments. A shareholder in the Real Estate Fund should realize that by investing in REITs indirectly through the Fund, he will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

   RISKS OF INVESTMENT IN REAL ESTATE SECURITIES. Selecting REITs requires an evaluation of the merits of each type of asset a particular REIT owns, as well as regional and local economics. Due to the proliferation of REITs in recent years and the relative lack of sophistication of certain REIT managers, the quality of REIT assets has varied significantly. The Real Estate Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, the Fund may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentrating in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependence on management skill, cash flow dependence, possible lack of availability of long-term mortgage funds, over-building, extended vacancies of properties, decreased occupancy rates and increased competition, increases in property taxes and operating expenses, changes in neighborhood values and the appeal of the properties to tenants and changes in interest rates.

   In addition to these risks, equity REITs may be affected by changes in the value of the underlying properties they own, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally are not diversified. Equity and mortgage REITs are also subject to potential defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Code and failing to maintain exemption from the Investment Company Act of 1940. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the Fund to possibly fail to qualify as a regulated investment company.

REPURCHASE AGREEMENTS

   Repurchase agreements will be entered into only with commercial banks or brokers-dealers considered by the Trust to be creditworthy. The Trustees of the Trust will monitor each Fund's repurchase agreement transactions periodically and, with the Funds' investment advisers, will consider standards which the investment advisers will use in reviewing the creditworthiness of any party to a repurchase agreement with a Fund.

   The use of repurchase agreements involves certain risks. For example, if the seller under a repurchase agreement defaults on its obligation to repurchase the underlying instrument at a time when the value of the instrument has declined, a Fund may incur a loss upon its disposition. If the seller becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a bankruptcy court may determine that the underlying instrument is collateral for a loan by the Fund and therefore is subject to sale by the trustee in bankruptcy. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying instrument. While the Trustees of the Trust acknowledge these risks, it is expected that they can be controlled through careful structuring of repurchase agreement transactions to meet requirements for treatment as a purchase and sale under the bankruptcy laws and through monitoring procedures designed to assure the creditworthiness of counter-parties to such transactions.

RUSSIAN SECURITIES

   The Emerging Markets Fund may invest in Russian securities. While investment risks exist in many markets around the world, some of the risks inherent in investing in Russia appear to be greater than those in other established and emerging markets. These risks include, without limitation:

   POLITICAL AND ECONOMIC RISKS. There is no history of stability in this market and no guarantee of future stability. The emerging nature of the Russian political system in its current democratic form leaves it more vulnerable to break down in the event of economic instability or popular unrest. The dynamic nature of the political environment can make the future uncertain. The economic infrastructure is poor, and the country maintains a high level of external and internal debt. Tax regulations are ambiguous and unclear, and there is a risk of imposition of arbitrary or onerous taxes due to the lack of a fair and economically-rational tax regime.

   COMMERCIAL AND CREDIT RISKS. Banks and other financial systems are not well developed or regulated, and as a result tend to be untested and have low credit ratings. Organized crime and corruption are a feature of the business environment, and bankruptcy and insolvency are commonplace as businesses are learning how to cope in new conditions. In terms of cash, securities and other investment transactions, the risk of broker, counter-party and other third-party default is high. The same holds true for issuers, where the risk of default is high. Insurance is expensive and difficult to obtain in light of the volatility of the commercial environment.

   LIQUIDITY RISKS. Foreign investment is affected by restrictions in terms of repatriation and convertibility of the currency. The ruble is only convertible internally, and the value of investments may be affected by fluctuations in available currency rates and exchange control regulations. The repatriation of profits may be restricted in some cases. Due to the undeveloped nature of the banking system, considerable delays can occur in transferring funds, converting rubles into other currencies and remitting funds out of Russia.

   LEGAL AND REGULATORY RISKS. Russia's legal system is evolving and is not as developed as that of a western country. It is based on a civil code with no system of judicial precedents. The regulatory environment is sometimes uncertain since the total law can encompass the civil code, legislative laws, presidential decrees, and ministry resolutions. The code, laws, decrees, and resolutions ("Regulations") are promulgated at separate times and are not necessarily consistent. The issuance of Regulations does not always keep pace with market developments, thereby creating ambiguities and inconsistencies.

   Regulations governing securities investment may not exist or may be interpreted and applied in an arbitrary or inconsistent manner. There may be a risk of conflict between the rules and regulations of the local, regional, and national governments. The concept of share ownership rights and controls may not be in place or be enforceable. The independence of the courts from economic, political, or national influence is basically untested and the courts and judges are not experienced in business and corporate law. Foreign investors cannot be guaranteed redress in a court of law for a breach of local laws, regulations or contracts.

   The securities market regulatory body, the Federal Commission on the Capital Market, was established in 1994 and is responsible for overseeing market participants, including registrars. However, the monitoring of and enforcement of the obligations of registrar companies is difficult due to geographic dispersion and inconsistent interpretation and application of regulations.

   OPERATIONAL RISKS. Shareholder Title to Securities: Shareholder risk is a major risk for equity investment in Russia. For example, shares are dematerialized and the only legal evidence of ownership is the shareholder's name entered in the register of the company. The concept of fiduciary duty on the part of companies' management is generally non-existent. Therefore, shareholders may suffer a dilution or loss of investment, due to arbitrary changes in the shareholder register, with little or no recourse or redress available. Local laws and regulations may not prohibit or restrict a company's management from materially changing the company's structure without the consent of shareholders. Legislation prohibiting insider trading activities is rudimentary.

   Clearing and Settlement: For equity settlements, the payments are usually handled offshore in U.S. dollars after the shares are reregistered on the books of the company or its registrar. However, the only evidence of the registration is a company "extract" which is a photocopy of the appropriate page from the register reflecting the new shareholder's name. The extract does not have a legal basis for establishing ownership in the event of a loss.

   For Ministry of Finance (MinFin) bond settlements, payments are made offshore in U.S. dollars upon settlement of the bearer bonds at Vneshtorgbank's (VTB) office in Moscow. If the bonds are transported between the local subcustodian and VTB, the investor is exposed to transportation risk as the MinFins are bearer bonds and are not replaceable in the event they are lost, stolen, or destroyed.

   Foreign investors can also invest in treasury issues through the Moscow Interbank Currency Exchange (MICEX). These issues settle book-entry at MICEX in rubles only.

   Transparency. The rules regulating corporate governance may not exist or are underdeveloped and offer little protection to minority shareholders. Disclosure and reporting requirements are not to the expected level of most developed western nations. The accounting standards generally used in Russia are not international standards and in many cases may be cash based, nonaccrual method of accounting. The quality, reliability, and availability of information on companies in Russia is lower than in most western markets.

   Derivative Investments. In order to seek to hedge various portfolio positions, including to hedge against price movements in markets in which a Fund anticipates increasing its exposure, the Funds, except the Real Estate Fund, may invest in certain instruments which may be characterized as derivative investments. These investments include various types of interest rate transactions, options and futures. Such investments also may consist of indexed securities, including inverse securities. The Funds have express limitations on the percentage of its assets that may be committed to certain of such investments. Other of such investments have no express quantitative limitations, although they may be made solely for hedging purposes, not for speculation, and may in some cases require limitations as to the type of permissible counter-party to the transaction. Interest rate transactions involve the risk of an imperfect correlation between the index used in the hedging transactions and that pertaining to the securities which are the subject of such transactions. Similarly, utilization of options and futures transactions involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or interest rates which are the subject of the hedge. Investments in indexed securities, including inverse securities, subject a Fund to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal.

SECURITIES LENDING

   Each of the Funds, except the Real Estate Fund, may lend portfolio securities to broker-dealers and other financial institutions, provided that such loans are callable at any time by the Fund utilizing this investment technique and are at all times secured by collateral held by the Fund at least equal to the market value, determined daily, of the loaned securities. The Fund utilizing this investment technique will continue to receive any income on the loaned securities, and at the same time will earn interest on cash collateral (which will be invested in short-term debt obligations) or a securities lending fee in the case of collateral in the form of U.S. Government securities. A loan may be terminated at any time by either the Fund or the borrower. Upon termination of a loan, the borrower will be required to return the securities to the Fund, and any gain or loss in the market price during the period of the loan would accrue to the Fund. If the borrower fails to maintain the requisite amount of collateral, the loan will automatically terminate, and the Fund may use the collateral to replace the loaned securities while holding the borrower liable for any excess of the replacement cost over the amount of the collateral.

   When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, in order to exercise such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund may pay reasonable finders, administrative and custodial fees in connection with loans of its portfolio securities.

   As with any extension of credit, there are risks of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will be made only to firms considered by the Trust to be creditworthy and when the Adviser believes the consideration to be earned justifies the attendant risks.

SWAP AGREEMENTS


   Each of the Funds, except the Real Estate Fund, may enter into interest rate, index and currency exchange rate swap agreements in attempts to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counter-party will be covered by specifically designating on the accounting records of the Fund liquid assets to avoid leveraging of the Fund's portfolio.


   Because swap agreements are two-party contracts and may have terms of greater than seven days, they may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party. The Subadviser will cause a Fund to enter into swap agreements only with counter-parties that would be eligible for consideration as repurchase agreement counter-parties under the Funds' repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

   Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

   CREDIT DEFAULT SWAP AGREEMENTS. The Emerging Markets Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation (typically emerging market debt). The fund may be either the buyer or seller in the transaction. If the fund is a buyer and no event of default occurs, the fund loses its investment and recovers nothing.

However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the fund receives a fixed rate of income throughout the term of the contract, which typically is between 6 months and three years, provided there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

   Credit default swaps involve greater risks than if the fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counter-party risk and credit risks. The fund will enter into swap agreements only with counter-parties who are rated at least A by Moody's Investors Service or Standard and Poor's Rating Service at the time of investment. A buyer also will loose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the Seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the fund.

TAXABLE SECURITIES

   The income from investments (either in the form of dividends or interest) made by the International Fund are expected to be taxable as ordinary income.

   The Funds including, to a limited extent, the Tax-Exempt Bond Fund may invest in taxable securities.

   Interest earned on investments in taxable securities may be taxable to shareholders as ordinary income. Investors should be aware that investments in taxable securities by the Tax-Exempt Bond Fund are restricted to:

   U.S. Government Securities--obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities (collectively referred to as "U.S. Government" issues). Some of these securities are supported by the full faith and credit of the U.S. Government; others are supported by the right of the issuer to borrow from the U.S. Treasury; and the remainder are supported only by the credit of the instrumentality.

   Bank Obligations--certificates of deposit, bankers' acceptances, and other short-term obligations of U.S. banks which at the date of the investment have capital, surplus and undivided profits in excess of $100,000,000 as of the date of their most recently published financial statements.

   Commercial Paper--commercial paper which at the date of the investment is rated P-l by Moody's Investors Service, Inc. or A-1 by Standard & Poor's Corporation or, if not rated, is issued by a company which at the date of the investment has an outstanding debt issue rated Aa or higher by Moody's or AA or higher by Standard & Poor's.

   Corporate Debt Securities--corporate debt securities which at the date of the investment are rated Aa or higher by Moody's or AA or higher by Standard & Poor's.

   Repurchase Agreements--repurchase agreements with respect to any of the foregoing.

   The Tax-Exempt Bond Fund also has the right to hold cash reserves as the Adviser deems necessary. For example, a Fund may invest in money market securities or hold cash pending investment of proceeds from sales of its shares or from the sale of portfolio securities and/or in anticipation of redemptions.

VARIABLE AND FLOATING RATE SECURITIES

   The Emerging Markets Fund and Tax-Exempt Bond Fund may invest in securities with variable and floating rates. Some municipal securities bear rates of interest that are adjusted periodically according to formulae intended to minimize fluctuation in values of floating rate instruments. Variable rate instruments are those whose terms provide for automatic establishment of a new interest rate on set dates. Floating rate instruments are those whose terms provide for automatic adjustment of their interest rates whenever some specified interest rate changes. Variable rate and floating rate instruments will be referred to collectively as "Variable Rate Securities." The interest rate on Variable Rate Securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term, tax-exempt rates, or some objective standard. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations.

   Variable Rate Demand Securities are Variable Rate Securities which have demand features entitling the purchaser to resell the securities to the issuer at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest, which may be more or less than the price that the Emerging Markets Fund or the Tax-Exempt Bond Fund paid for them. The interest rate on Variable Rate Demand Securities also varies either according to some objective standard, such as an index of short-term, tax-exempt rates, or according to rates set by or on behalf of the issuer.

WARRANTS TO PURCHASE SECURITIES

   The Fund may invest in or acquire warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

WHEN-ISSUED SECURITIES


   The Tax-Exempt Bond and Emerging Markets Funds may purchase securities on a when-issued or forward-commitment basis. New issues of municipal and emerging market securities are often offered on a when-issued basis, that is, delivery and payment for the securities normally takes place 15 to 45 days or more after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund will generally make a commitment to purchase such securities with the intention of actually acquiring the securities. However, the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the Fund purchases securities on a when-issued basis, cash or liquid high quality debt securities equal in value to commitments for the when-issued securities will be specifically designated on the accounting records of the Fund. Such specifically designated securities either will mature or, if necessary, be sold on or before the settlement date.


   Securities purchased on a when-issued basis and the securities held in a Fund are subject to changes in market value based upon the public perception of the creditworthiness of the issuer and changes in the level of interest rates which will generally result in similar changes in value; i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise. Therefore, to the extent a Fund remains substantially fully invested at the same time that they have purchased securities on a when-issued basis, there will be greater fluctuations in the net asset values than if the Fund merely set aside cash to pay for when-issued securities. In addition, there will be a greater potential for the realization of capital gains, which are not exempt from federal income taxation. When the time comes to pay for when-issued securities, the Fund will meet its obligations from then available cash flow, the sale of securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the payment obligation). The policies described in this paragraph are not fundamental and may be changed without shareholder approval.

ZERO COUPON BONDS

   The Emerging Markets Fund and Tax-Exempt Fund may invest in debt obligations that do not make any interest payments for a specified period of time prior to maturity or until maturity. Even though such bonds do not pay current interest in cash, the funds are required to accrue interest income on such investments and to distribute such amounts to shareholders. Thus, the Funds would not be able to purchase income-producing securities to the extent of cash used to pay such distributions and current income could be less than it otherwise would have been. Alternatively, the Funds might liquidate investments in order to satisfy these distribution requirements. The value of these obligations fluctuates more in response to interest rate changes, if they are of the same maturity, than does the value of debt obligations that make current interest payments.

                             PERFORMANCE INFORMATION

   Performance information for the Funds (and any class of the Funds) may be included in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as a yield of a class of shares and as a total return of a class of shares.


   The Funds may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, each Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Funds may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of each Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500(R) Index (the "S&P 500(R) Index"), Dow Jones Industrial Average, Lehman Brothers Aggregate Bond Index, Lehman Brothers Municipal Bond Index, J.P. Morgan Emerging Markets Bond Index Plus, NAREIT Equity Index, Europe Australia Far East Index (EAFE), Consumer Price Index, and the Lehman Brothers T-Bond Index.


   Advertisements, sales literature and other communications may contain information about the Funds and advisers' current investment strategies and management style. Current strategies and style may change to allow the Funds to respond quickly to changing market and economic conditions. From time to time the Funds may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, each Fund may separate its cumulative and average annual returns into income and capital gains components.

   Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of a Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

YIELD

   The 30-day yield quotation as to a class of shares of the Funds may be computed by dividing the net investment income for the period as to shares of that class by the net asset value of each share of that class on the last day of the period, according to the following formula:

                          YIELD = 2[(a-b + 1) (6) - 1]
                                     ---
                                     cd

   Where:

        a = dividends and interest earned during the period.
        b = net expenses accrued for the period.
        c = the average daily number of shares of the class outstanding during the period that were entitled to receive dividends.
        d = the maximum offering price per share of the class (net asset value per share) on the last day of the period.


   The yields for each class of shares for the Emerging Markets Fund, the Real Estate Fund and the Tax-Exempt Fund indicated for the 30-day period ended November 30, 2005 were as follows:


                           CLASS A SHARES      CLASS B SHARES     CLASS C SHARES

Emerging Markets Fund           5.10%              4.58%               4.59%
Real Estate Fund                1.01%              0.35%               0.35%
Tax Exempt Fund                 3.37%              2.79%                N/A


TOTAL RETURN

   Standardized quotations of average annual total return for Class A Shares, Class B Shares or Class C Shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in either Class A Shares, Class B Shares or Class C Shares over periods of 1, 5 and 10 years or up to the life of the class of shares), calculated for each class separately pursuant to the following formula: P((1+T)(n)) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B Shares and Class C Shares, and assume that all dividends and distributions are on Class A Shares, Class B Shares or Class C Shares reinvested when paid.

   For average "after-tax" total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of Fund shares may exceed returns after taxes on distributions (but before sale of Fund shares). These returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements.


   The average annual total returns for each class of shares of the Funds for the indicated periods ended November 30, 2005 were as follows:

                                                                                                            COMMENCEMENT OF
                                                   YEAR ENDED        5 YEARS ENDED       10 YEARS ENDED      OPERATIONS TO
                                                    11/30/05           11/30/05             11/30/05          11/30/05 (1)
                                                    --------           --------             --------          --------
EMERGING MARKETS FUND
Class A
     Return Before Taxes                              5.52%             12.96%               11.94%             N/A
     Return After Taxes on Distributions              3.13%              9.42%                6.53%             N/A
     Return After Taxes on Distributions              3.51%              8.90%                6.67%             N/A
     and Sale of Fund Shares(2)
Class B Return Before Taxes                           5.94%             13.22%               11.62%             N/A
Class C Return Before Taxes                           9.88%             13.17%                N/A              5.59%


                                                                                                            COMMENCEMENT OF
                                                   YEAR ENDED        5 YEARS ENDED       10 YEARS ENDED      OPERATIONS TO
                                                    11/30/05           11/30/05             11/30/05          11/30/05 (1)
                                                    --------           --------             --------          --------
INTERNATIONAL FUND
Class A
     Return Before Taxes                              7.08%              0.72%                5.86%             N/A
     Return After Taxes on Distributions              6.76%              0.19%                3.79%             N/A
     Return After Taxes on Distributions              4.89%              0.43%                4.03%             N/A
     and Sale of Fund Shares(2)

Class B  Return Before Taxes                          8.74%              1.18%                5.71%             N/A
Class C  Return Before Taxes                         12.67%              1.19%                N/A              0.88%

REAL ESTATE FUND
Class A
     Return Before Taxes                             11.84%             19.39%               15.92%             N/A
     Return After Taxes on Distributions             10.24%             17.49%               13.77%             N/A
     Return After Taxes on Distributions              8.54%             15.89%               12.80%             N/A
     and Sale of Fund Shares
Class B  Return Before Taxes                         13.81%             19.93%               15.75%             N/A
Class C  Return Before Taxes                         17.80%              N/A                  N/A             26.17%

TAX-EXEMPT FUND
Class A
     Return Before Taxes                             -2.69%              3.84%                3.85%             N/A
     Return After Taxes on Distributions             -3.04%              3.72%                3.67%             N/A
     Return After Taxes on Distributions             -0.25%              3.83%                3.81%             N/A
     and Sale of Fund Shares(2)
Class B Return Before Taxes                          -2.50%              4.08%                3.58%             N/A

---------------------------
(1) The Emerging Markets Fund's Class C Shares commenced operations on March 26, 1998. The International Fund's Class C Shares commenced operations on March 30, 1999. The Real Estate Securities Fund Class C Shares commenced operations on July 25, 2003.

(2) If the fund incurs a loss which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the fund's other return figures.

   The Funds may also compute cumulative total return for specified periods based on a hypothetical Class A, Class B or Class C Account with an assumed initial investment of $10,000. The cumulative total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of cumulative total return reflects payment of the Class A Share's maximum sales charge of 5.75% and assumes reinvestment of all income dividends and capital gain distributions during the period.


   The Funds also may quote annual, average annual and annualized total return and cumulative total return performance data, for any class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted above. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or cumulative rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or cumulative rate of return calculations.

                               PORTFOLIO TURNOVER

   The Funds pay brokerage commissions for purchases and sales of portfolio securities. A high rate of portfolio turnover generally involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by a Fund and thus indirectly by its shareholders. It may also result in the realization of larger amounts of short-term capital gains, which are taxable to shareholders as ordinary income. If such rate of turnover exceeds 100%, the Funds will pay more in brokerage commissions than would be the case if they had lower portfolio turnover rates. Historical turnover rates can be found under the heading "Financial Highlights" located in the Trust's Prospectus.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

   In effecting fund transactions for the Trust, each adviser adheres to the Trust's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Trust (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by each adviser and/or the subadviser (hereafter "adviser") in determining the overall reasonableness of brokerage commissions paid by the Trust.

   Each adviser may cause the Trust to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting that transaction if such adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker. As provided in Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), "brokerage and research services" include advising as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Trust are considered to be in addition to and not in lieu of services required to be performed by each adviser under its contract with the Trust and may benefit both the Trust and other accounts of such adviser. Conversely, brokerage and research services provided by brokers to other accounts of an adviser may benefit the Trust.

   If the securities in which a particular Fund of the Trust invests are traded primarily in the over-the-counter market, where possible the Fund will deal directly with the dealers who make a market in the securities involved unless better prices and executions are available elsewhere. Such securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

   Some fund transactions are, subject to the Conduct Rules of the NASD and subject to obtaining best prices and executions, effected through dealers (excluding PEPCO) who sell shares of the Trust. The Trust has implemented, and the Board of Trustees has approved, policies and procedures reasonably designed to prevent (i) the adviser's personnel responsible for the selection of broker-dealers to effect fund portfolio securities transactions from taking into account, in making those decisions, broker-dealer's promotion or sales efforts, and (ii) the Trust, its adviser, and distributor from entering into any agreement or other understanding under which the Funds direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of fund shares. These policies and procedures are designed to prevent the Trust from entering into informal arrangements to direct portfolio securities transactions to a particular broker.

   The Trust has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Trust. No advisory account of the adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs share pro rata based on the Trust's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.


   For the fiscal years ended November 30, 2003, 2004 and 2005, brokerage commissions paid by the Trust on portfolio transactions totaled $510,825, $622,892, and $625,878, respectively. In the fiscal years ended November 30, 2003, 2004 and 2005, brokerage commissions of $0, $0 and $0, respectively, were paid to PXP Securities Corp., an affiliate of PNX. Brokerage commissions of $221,509, paid during the fiscal year ended November 30, 2005, were paid on fund transactions aggregating $179,991,429 executed by brokers who provided research and other statistical and factual information.

   Investment decisions for the Trust are made independently from those of the other investment companies or accounts advised by either adviser. It may frequently happen that the same security is held in the portfolio of more than one fund. Simultaneous transactions are inevitable when several funds are managed by the same investment adviser, particularly when the same security is suited for the investment objectives of more than one fund. When two or more funds advised by either adviser (or any subadviser) are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated among the funds in a manner equitable to each fund. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Trust is concerned. In other cases, however, it is believed that the ability of the Trust to participate in volume transactions will produce better executions for the Trust. It is the opinion of the Board of Trustees of the Trust that the desirability of utilizing each adviser as investment adviser to the Trust outweighs the disadvantages that may be said to exist from simultaneous transactions.

                           DISCLOSURE OF FUND HOLDINGS


   The Trustees of the Trust have adopted policies with respect to the disclosure of the Funds' portfolio holdings by the Funds, Phoenix (generally, the Funds' investment adviser), or their affiliates. These policies provide that the Funds' portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. Additionally, the Funds' policies prohibit Phoenix and the Funds' other service providers from entering into any agreement to disclose Fund portfolio holdings in exchange for any form of compensation or consideration. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Fund, third parties providing services to the Funds (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Funds.

   The Board of Trustees has delegated to the Holdings Disclosure Committee (the "HDC") the authority to make decisions regarding requests for information on portfolio holdings prior to public disclosure. The HDC will authorize the disclosure of portfolio holdings only if it determines such disclosure to be in the best interests of Fund shareholders. The HDC is composed of the Funds' Compliance Officer, and officers of the Funds' advisers and principal underwriter representing the areas of portfolio management, fund control, institutional marketing, retail marketing, and distribution.

   The Funds' Compliance Officer is responsible for monitoring the use of portfolio holdings information, for the Funds' compliance with these policies and for providing regular reports (at least quarterly) to the Board of Trustees regarding their compliance, including information with respect to any potential conflicts of interest between the interests of Fund shareholders and those of Phoenix and its affiliates identified during the reporting period and how such conflicts were resolved.

PUBLIC DISCLOSURES

   In accordance with rules established by the SEC, each Fund sends semiannual and annual reports to shareholders that contain a full listing of portfolio holdings as of the second and fourth fiscal quarters, respectively, within 60 days of quarter end. The Funds also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter end. The Fund's shareholder reports are available on Phoenix's Web sites at www.PhoenixFunds.com or www.PhoenixInvestments.com. Additionally, each Fund provides its top 10 holdings and summary composition data derived from portfolio holdings information on Phoenix's Web sites. This information is posted to the Web sites at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. This information will be available on the Web sites until full portfolio holdings information becomes publicly available as described above. The Funds also provide publicly-available portfolio holdings information directly to ratings agencies, the frequency and timing of which is determined under the terms of the contractual arrangements with such agencies.


OTHER DISCLOSURES


   The HDC may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds' policies provide that non-public disclosures of a Fund's portfolio holdings may only be made if
(i) the Fund has a legitimate business purpose for making such disclosure and
(ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information. The HDC will consider any actual or potential conflicts of interest between Phoenix and its mutual fund shareholders and will act in the best interest of the Funds' shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC will not authorize such release.


ON-GOING ARRANGEMENTS TO DISCLOSE PORTFOLIO HOLDINGS


   As previously authorized by the Funds' Board of Trustees and/or the Fund's executive officers, the Funds periodically disclose non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Funds in their day-to-day operations, as well as public information to certain ratings organizations. In addition to Phoenix and its affiliates, these entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Funds.

NON-PUBLIC HOLDINGS INFORMATION


                                                                                            TIMING OF RELEASE OF
TYPE OF SERVICE PROVIDER                    NAME OF SERVICE PROVIDER                   PORTFOLIO HOLDINGS INFORMATION
------------------------                    ------------------------                   ------------------------------
Adviser (Emerging Markets,                  Phoenix Investment Counsel, Inc.     Daily
International and Tax-Exempt Bond
Funds)

Adviser (Real Estate Fund)                  Duff & Phelps Investment             Daily
                                            Investment Management Co.
Subadviser (Emerging Markets Fund)          HSBC Halbis Partners (USA Inc.)      Daily
Subadviser (International Fund)             Acadian Asset Management, Inc.       Daily
Subadviser (International Fund)             New Star Institutional Managers      Daily
                                            Limited

Distributor                                 Phoenix Equity Planning
                                            Corporation                          Daily

Custodian                                   State Street Bank and Trust Company  Daily

Sub-Financial Agent                         PFPC Inc.                            Daily

Independent Registered Public               PricewaterhouseCoopers LLP           Annual Reporting Period: within 15
Accounting Firm                                                                  business days of end of reporting period
                                                                                 Semiannual Reporting Period: within 31
                                                                                 business days of end of reporting period

Typesetting Firm for Financial Reports      GCom Solutions                       Monthly on first business day following
and Forms N-Q                                                                    month end

Printer for Financial Reports               V.G. Reed & Sons                     Annual and Semiannual Reporting Period:
                                                                                 within 45 days after end of reporting
                                                                                 period

Proxy Voting Service                        Institutional Shareholder Services   Twice weekly on an ongoing basis

Intermediary Selling Shares of the Fund     Merrill Lynch                        Quarterly within 10 days of quarter end

Third-Party Class B Share Financer          SG Constellation LLC                 Weekly based on prior week end

PUBLIC PORTFOLIO HOLDINGS INFORMATION

Portfolio Redistribution Firms              Bloomberg, Standard & Poor's and    Quarterly, 60 days after fiscal quarter end
                                            Thompson Financial Services

Rating Agencies                             Lipper Inc. and Morningstar         Quarterly, 60 days after fiscal quarter end


   These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds.

   There is no guarantee that the Funds' policies on use and dissemination of holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of such information.

                    SERVICES OF THE ADVISERS AND SUBADVISERS

THE ADVISERS

   The investment adviser to the Tax-Exempt Bond, International and Emerging Markets Funds is Phoenix Investment Counsel, Inc., ("PIC") which is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. PIC acts as the investment adviser for 14 fund companies totaling 52 mutual funds and as adviser to institutional clients. PIC has acted as an investment adviser for over seventy years. PIC was originally organized in 1932 as John P. Chase, Inc. As of December 31, 2005, PIC had approximately $19.3 billion in assets under management.

   All of the outstanding stock of PIC is owned by PEPCO (or "Distributor"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is the investment management subsidiary of The Phoenix Companies, Inc. ("PNX") of Hartford, Connecticut. PNX is a leading provider of wealth management products and services to individuals and businesses. The principal office is located at One American Row, Hartford, Connecticut, 06115-2520. PEPCO, a mutual fund distributor, acts as the national distributor of the Trust's shares and as Financial Agent of the Trust. The principal office of PEPCO is located at One American Row, Hartford, CT 06102-5056.

   PXP has served investors for over 70 years. As of December 31, 2005, PXP had approximately $50.9 billion in assets under management. PXP's money management is provided by affiliated investment advisers, as well as through subadvisory arrangements with outside managers, each specializing in particular investment styles and asset classes.

   Duff & Phelps is the investment adviser to the Real Estate Fund and is located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603. Duff & Phelps acts as investment adviser to six fund companies totaling three open-end mutual funds, three closed-end mutual funds and as adviser to institutional clients. As of December 31, 2005, Duff & Phelps had approximately $6.1 billion in assets under management on a discretionary basis. Duff & Phelps is a subsidiary of PXP.

THE SUBADVISERS

   Acadian Asset Management, Inc. ("Acadian") is a subadviser to the International Strategies Fund and is located at One Post Office Square, 20th Floor, Boston, MA 02109. Acadian is a wholly-owned subsidiary of Old Mutual Asset Managers (US) LLC, which is wholly-owned by Old Mutual (US) Holdings, Inc. Old Mutual (US) Holdings, Inc. is wholly-owned by OM Group (UK) Limited. OM Group (UK) Limited is wholly-owned by Old Mutual PLC. Acadian serves as investment adviser to institutional portfolios in the same style as is provided to the fund. As of December 31, 2005, Acadian had approximately $32.1 billion in assets under management.

   New Star Institutional Managers Limited ("New Star") is a subadviser to the International Strategies Fund and is located at 1 Knightsbridge Green, London, United Kingdom, SW1X7NE. New Star is wholly-owned by New Star Institutional Managers Holdings Limited, which is wholly-owned by New Star Asset Management Group Limited. New Star serves as investment adviser to fund vehicles registered in the European Union, charitable foundations, corporations, institutional investors and private accounts. As of September 30, 2005, New Star had approximately U.S. $12.3 million in assets under management.

   For its services as subadviser, PIC pays Acadian compensation on the aggregated international assets managed by Acadian across all Phoenix Funds subadvised by Acadian at the following annual rates:

                                                         $200+ MILLION THROUGH
                                  1ST $200 MILLION            $500 MILLION             $500+ MILLION
                                  ----------------            ------------             -------------
Acadian Subadvisory Fee                 0.50%                     0.40%                     0.35%

   For its services as subadviser, PIC pays New Star compensation on the aggregated international assets managed by New Star across all Phoenix Funds subadvised by New Star at the following annual rates:

                                  1ST $100 MILLION            $100+ MILLION
                                  ----------------            -------------
New Star Subadvisory Fee                0.50%                     0.40%

   HSBC Halbis Partners (USA) Inc. ("HSBC") is the Subadviser to the Emerging Markets Fund and is located at 452 Fifth Avenue, New York, NY 10018. HSBC is a wholly owned subsidiary of Halbis Partners (UK) Limited, which is wholly owned by HSBC Group Investment Businesses Limited. HSBC Group Investment Businesses Limited is wholly owned by HSBC Investment Bank Holdings PLC, which is wholly owned by HSBC Holdings PLC. As of December 31, 2005 HSBC had approximately $65 billion in assets under management.

   The Subadvisory Agreement provides that the adviser, PIC, will delegate to HSBC the performance of certain of its investment management services with respect to the Emerging Markets Fund. HSBC will furnish at its own expense the office facilities and personnel necessary to perform such services. The Subadvisory Agreement will continue in effect from year to year if specifically approved at least annually by the Trustees, including a majority of the independent Trustees.

   For its services as subadviser, PIC pays HSBC compensation, payable monthly at the following annual rates:

                                                           $1+ BILLION THROUGH
                                    $1ST BILLION               $2 BILLION               $2+ BILLION
                                    ------------               ----------               -----------
  HSBC Subadvisory Fee                  0.375%                    0.350%                   0.325%


   The investment advisory agreements, approved by the Trustees, provide that the Trust will bear all costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust. Such expenses include, but shall not be limited to, all expenses incurred in the operation of the Trust and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not employees of PIC or any of its affiliates, expenses of Trustees, and shareholders' meetings, expenses of printing and mailing proxy soliciting material, expenses of the insurance premiums for fidelity and other coverage, expenses of the repurchase and redemption of shares, expenses of the issue and sale of shares (to the extent not borne by PEPCO under its agreement with the Trust), expenses of printing and mailing share certificates representing shares of the Trust, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, and bookkeeping, auditing and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the SEC and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. If authorized by the Trustees, the Trust will also pay for extraordinary expenses and expenses of a non-recurring nature which may include, but shall not be limited to, the reasonable cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Trust is a party.

   Each Fund will pay expenses incurred in its own operation and will also pay a portion of the Trust's general administration expenses allocated on the basis of the asset values of the respective Funds.

   For managing, or directing the management of, the investments of the Tax-Exempt Bond, International and Emerging Markets Funds, PIC is entitled to a fee, payable monthly, at the following annual rates:

    FUND                         1ST $1 BILLION     $1-2 BILLION     $2+ BILLION
    ----                         --------------     ------------     -----------

    International Strategies          0.85%              0.80%           0.75%
    Emerging Markets                  0.75%              0.70%           0.65%
    Tax-Exempt Bond                   0.45%              0.40%           0.35%

   The International Strategies Fund investment Adviser has contractually agreed to waive management fees in the amount of 0.10% for each class of shares through September 30, 2006. For fiscal year 2005, the Adviser waived management fees of $69,311.


   For managing, or directing the management of, the investments of the Real Estate Fund, Duff & Phelps is entitled to a monthly fee at the annual rate of 0.75% of the average aggregate daily net asset values of the Fund up to $1 billion; 0.70% of such value between $1 billion and $2 billion; and 0.65% of such value in excess of $2 billion.


   For its services to the Tax-Exempt Bond, International and Emerging Markets Funds of the Trust during the fiscal years ended November 30, 2003, 2004 and 2005, PIC received fees of $1,447,603, $1,269,728 and $1,203,145, respectively.
Of this total, PIC received fees from each Fund as follows:

    FUND                              2003               2004            2005
    ----                              ----               ----            ----
    International Strategies        $436,785           $471,948        $589,147
    Emerging Markets                $652,421           $486,059        $353,755
    Tax-Exempt Bond                 $358,397           $311,721        $260,243

   The Real Estate Fund, during the fiscal years ended November 30, 2003, 2004 and 2005, paid management fees to Duff & Phelps of $1,275,333, $3,110,833 and $5,589,153, respectively. The Fund's investment Adviser has contractually agreed to limit the Fund's total operating expenses (excluding interest, taxes and extraordinary expenses) through March 31, 2007, so that such expenses do not exceed 1.30% for Class A Shares, 2.05% for Class B Shares and 2.05% for Class C Shares. For the fiscal years 2003, 2004 and 2005, the Adviser bore ordinary operating expenses of the Real Estate Fund of $71,228, $0 and $11,319, respectively. Accordingly, the fees which the Adviser would otherwise have been entitled were reduced to $1,204,105 in fiscal year 2003. The expense reduction was not triggered in fiscal year 2005.


   The investment advisory agreements also provide that each adviser shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of such adviser in the performance of its duties thereunder.

   Provided it has been approved by a vote of the majority of the outstanding shares of a Fund of the Trust which is subject to its terms and conditions, each investment advisory agreement continues from year to year with respect of such Fund so long as (1) such continuance is approved at least annually by the Trustees or by a vote of the majority of the outstanding shares of such Fund and
(2) the terms and any renewal of the agreement with respect to such Fund have been approved by the vote of a majority of the Trustees who are not parties to the agreement or interested persons, as that term is defined in the 1940 Act, of the Trust or the relevant adviser, cast in person at a meeting called for the purpose of voting on such approval. On sixty days' written notice and without penalty the agreement may be terminated as to the Trust or as to a Fund by the Trustees or by the relevant adviser and may be terminated as to a Fund by a vote of the majority of the outstanding shares of such Fund. The Agreement automatically terminates upon its assignment (within the meaning of the 1940
Act). The agreement provides that upon its termination, or at the request of the relevant adviser, the Trust will eliminate all reference to Phoenix from its name, and will not thereafter transact business in a name using the word Phoenix.


   The Trust, its Advisers, Subadvisers and Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the 1940 Act. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Funds, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which a Fund has a pending order. The Trust has also adopted a Senior Management Code of Ethics as required by Section 406 of the Sarbanes-Oxley Act of 2002.

BOARD OF TRUSTEES' CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

   A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is available in the fund's 2005 annual report covering the period December 1, 2004 through November 30, 2005.

DESCRIPTION OF PROXY VOTING POLICY

         The Trust has adopted on behalf of the Funds a Statement of Policy with Respect to Proxy Voting (the "Policy") stating the Trust's intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Funds. The Funds have committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Funds must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

   The Policy stipulates that the Funds' Adviser will vote proxies or delegate such responsibility to a Subadviser. The Adviser or Subadviser will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Trust's Policy. Any Adviser or Subadviser may engage a qualified, independent organization to vote proxies on its behalf (a "delegate"). Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-cases basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.


   The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:

   o Corporate Governance Matters--tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

   o Changes to Capital Structure--dilution or improved accountability associated with such changes.

   o Stock Option and Other Management Compensation Issues--executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

   o Social and Corporate Responsibility Issues--the Adviser or Subadviser will generally vote against shareholder social and environmental issue proposals.

   The Funds and their delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the Adviser, Subadviser, delegate, principal underwriter, or any affiliated person of the Funds, on the other hand. Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the delegate; (iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires each Adviser, Subadviser or delegate to notify the President of the Trust of any actual or potential conflict of interest. No Adviser, Subadviser or delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Trust.


   The Policy further imposes certain record keeping and reporting requirements on each Adviser, Subadviser or delegate. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 will be available free of charge by calling, toll-free,
(800) 243-1574, or on the SEC's Web site at http://www.sec.gov.


                               PORTFOLIO MANAGERS

COMPENSATION OF PORTFOLIO MANAGERS OF THE ADVISERS (PHOENIX INVESTMENT COUNSEL, INC. AND DUFF & PHELPS INVESTMENT MANAGEMENT CO.)

   Phoenix Investment Partners, Ltd. and its affiliated investment management firms (collectively, "PXP), believe that the firm's compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at PXP receive a competitive base salary, an incentive bonus opportunity and a benefits package. Managing Directors and portfolio investment professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Highly compensated individuals can also take advantage of a long-term Incentive Compensation program to defer their compensation and reduce tax implications.

   The bonus package for portfolio managers is based upon how well the individual manager meets or exceeds assigned goals and a subjective assessment of contribution to the team effort. Their incentive bonus also reflects a performance component for achieving and/or exceeding performance competitive with peers managing similar strategies. Such component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel will remain focused on managing and acquiring securities that correspond to a fund's mandate and risk profile. It also avoids the temptation for portfolio managers to take on more risk and unnecessary exposure to chase performance for personal gain.

   Finally, portfolio managers and investment professionals may also receive PNX stock options and/or be granted PNX restricted stock at the direction of the parent's Board of Directors.

   Following is a more detailed description of the compensation structure of the funds' portfolio managers identified in the funds' prospectus.

   Base Salary. Each portfolio manager is paid a base salary, which is determined by PXP and is designed to be competitive in light of the individual's experience and responsibilities. PXP management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

   Incentive Bonus. Generally, the current Performance Incentive Plan for portfolio managers at PXP is made up of three components:

(1) Seventy percent of the target incentive is based on achieving investment area investment goals and individual performance. The Investment Incentive pool will be established based on actual pre-tax investment performance compared with specific peer group or index measures established at the beginning of each calendar year. Performance of the funds managed is measured over one, three and five-year periods against specified benchmarks for each fund managed. Performance of the PNX general account and growth of revenue, if applicable to a particular portfolio manager, is measured on a one-year basis. Generally, individual manager's participation is based on the performance of each fund/account managed as weighted roughly by total assets in each of those funds/accounts.


     ---------------------------------------------------------------------------------------------
      FUND                                     BENCHMARK(S) AND/OR PEER GROUPS
     -------------------------------------------------------------------------------------------
      Emerging Markets Bond Fund               J.P. Morgan Emerging Markets Bond Index Plus
     -------------------------------------------------------------------------------------------
      Real Estate Securities Fund              NAREIT Equity Index
     -------------------------------------------------------------------------------------------
      Tax-Exempt Bond Fund                     Lehman Brothers Municipal Bond Index
     ---------------------------------------------------------------------------------------------


(2) Fifteen percent of the target incentive is based on the profitability of the investment management division with which the portfolio manager is associated. This component of the plan is paid in restricted stock units of The Phoenix Companies, Inc., which vest over three years.


(3) Fifteen percent of the target incentive is based on the manager's investment area's competencies and on individual performance. This pool is funded based on The Phoenix Companies, Inc.'s return on equity.


   The Performance Incentive Plan applicable to some portfolio managers may vary from the description above. For instance, plans applicable to certain portfolio managers (i) may specify different percentages of target incentive that is based on investment goals and individual performance and on The Phoenix Companies, Inc. return on equity, (ii) may not contain the component that is based on the profitability of the management division with which the portfolio manager is associated, or (iii) may contain a guarantee payout percentage of certain portions of the Performance Incentive Plan.


   Long-Term Incentive Bonus. Certain portfolio managers are eligible for a long-term incentive plan that is paid in restricted stock units of The Phoenix Companies, Inc. which vest over three years. Awards under this plan are contingent upon PNX achieving its cash return on equity objective, generally over a three-year period. Target award opportunities for eligible participants are determined by PNX's Compensation Committee.


   Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm's employees, including broad-based retirement, 401(k), health and other employee benefit plans.


COMPENSATION OF PORTFOLIO MANAGERS OF ACADIAN (SUBADVISER TO THE INTERNATIONAL STRATEGIES FUND)

   Acadian believes that the firm's compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Acadian receive a competitive base salary, an incentive bonus opportunity and a benefits package. Senior investment professionals also participate in a long-term incentive plan established by Acadian's parent company Old Mutual Asset Managers (U.S.).

   Acadian portfolios are team-managed and the bonus package for portfolio managers is based upon a subjective assessment of their contribution to the team effort. Key areas of assessment include how the individual contributed to meeting clients' performance and service expectations. The investment professional's contribution to Acadian's research agenda is also considered.

   Following is a more detailed description of the compensation structure of the funds' portfolio managers identified in the funds' prospectus.

   Base Salary. Each portfolio manager is paid a fixed base salary, which is determined by Acadian and is designed to be competitive in light of the individual's experience and responsibilities. Acadian management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

   Incentive Bonus. Each portfolio manager is eligible for an incentive bonus. The bonus pool is based upon the annual profits of the firm after sharing these profits with its parent company. Each portfolio manager has a bonus target based on a percentage of his or her salary. Depending on the size of the bonus pool and the evaluation of the manager, he or she may receive more or less than the target bonus. A typical target bonus percentage for a portfolio manager would be 100% of salary.

   Long-Term Incentive Bonus. Most Acadian portfolio managers participate in a long-term incentive plan. Participation is in the form of stock appreciation rights. The value of the shares in the pool is based upon a 20% share in Acadian's growth in profitability over a period of time. The shares will vest in 2007, at which time a new long term incentive plan will be put in place.

   Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm's employees, including broad-based retirement, 401(k), health and other employee benefit plans.

COMPENSATION OF PORTFOLIO MANAGERS OF NEW STAR (SUBADVISER TO THE INTERNATIONAL STRATEGIES FUND)

   New Star's comprehensive salary and benefits package is designed to be competitive both within the industry and the region in which the firm operates. The entrepreneurial culture, success, and "can do" attitude of the firm is one of the major reasons for attracting and keeping exceptional staff. In fact, the international equity team is a cohesive group with senior managers having been with the firm for an average of 14 years. Portfolio managers and research analysts are paid competitive salaries plus equity participation. There is no fixed percentage breakdown. No individual is rewarded solely on his/her performance; rather, compensation is dictated by the success of the organization as a whole.

   Direct share ownership rather than performance-based bonuses ensures that unnecessary risks on individual portfolios are not taken but ensures that the key driver of the business - long-term performance - is uppermost in their minds. Investment professionals will ultimately only be rewarded if the business is successful and the performance is solid. Employee ownership varies based on tenure and level of contribution to overall firm performance.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS AND POTENTIAL CONFLICTS OF INTEREST


   There may be certain inherent conflicts of interest that arise in connection with the portfolio managers' management of each fund's investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the adviser may have in place that could benefit the funds and/or such other accounts. The Board of Trustees has adopted on behalf of the funds policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the funds' shareholders. The advisers and subadvisers are required to certify their compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the funds' most recent fiscal year. Additionally, there are no material conflicts of interest since portfolio managers generally manage funds and other accounts having similar investment strategies.


   The following table provides information as of November 30, 2005 regarding any other accounts managed by the portfolio managers and portfolio management team members for each of the funds as named in the prospectus. As noted in the table, the portfolio managers managing the funds may also manage or be members of management teams for other mutual funds within the Phoenix Fund complex or other similar accounts.


                                                        NUMBER OF AND TOTAL
                            NUMBER OF AND TOTAL        ASSETS OF OTHER POOLED            NUMBER OF AND
                            ASSETS OF REGISTERED            INVESTMENT                  TOTAL ASSETS OF
PORTFOLIO MANAGER           INVESTMENT COMPANIES          VEHICLES (PIVS)               OTHER ACCOUNTS

Michal Bartek                  5/$198.5 million                  0                     1/$101.2 million
Ian Beattie                   15/$735.2 million                  0                     5/$319.8 million
Brendan O. Bradley*           12/$2,608 million          33/$5,536 million            99/$20,766 million
Geoffrey Dybas                 2/$2.8 billion             1/$24.4 million              9/$237.1 million
Michael Gagliardi**                   0                   3/$222.8 million             7/$625.2 million
Timothy M. Heaney              3/$308.0 million                  0                    13/$460.0 million
Peter N. Marber**                     0                   3/$222.8 million             7/$625.2 million
Raymond F. Mui*               12/$2,608 million          33/$5,536 million            99/$20,766 million
Michael Schatt                 2/$2.8 billion             1/$24.4 million              9/$237.1 million
Denise Simon**                        0                   3/$222.8 million             7/$625.2 million


Note: Registered Investment Companies include all open and closed-end mutual funds. Pooled Investment Vehicles (PIVs) include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act, such as private placements and hedge funds. Other accounts would include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds, collateralized bond obligations and collateralized debt obligations.


* As of November 30, 2005, the Acadian portfolio manager team managed 24 accounts of which the advisory fee was based on the performance of the account, for a total of $8,741 million in assets. The team managed one hedge fund. The value of the hedge fund as of November 30, 2005 was $121.5 million.

** The portfolio manager team for HSBC Halbis Partners (USA), Inc. managed 2 accounts of which the advisory fee was based on the performance of the account, for a total of $387.5 million in assets as of November 30, 2005.

OWNERSHIP OF FUND SECURITIES BY PORTFOLIO MANAGERS

   The following chart sets forth the dollar range of equity securities owned by each portfolio manager for the Advisers in each fund described in the funds' prospectus that he/she manages as of November 30, 2005:


                                                                         DOLLAR RANGE OF EQUITY
                                                                     SECURITIES BENEFICIALLY OWNED
  PORTFOLIO MANAGER               NAME OF FUND                            IN EACH FUND MANAGED

Michal Bartek              International Strategies Fund           None
Ian Beattie                International Strategies Fund           None
Brendan O. Bradley         International Strategies Fund           None
Geoffrey Dybas             Real Estate Securities Fund             $10,001-$50,000
Michael Gagliardi          Emerging Markets Bond Fund              None
Timothy M. Heaney          Tax-Exempt Bond Fund                    None
Peter N. Marber            Emerging Markets Bond Fund              None
Raymond F. Mui             International Strategies Fund           None
Michael Schatt             Real Estate Securities Fund             $100,001-$1,000,000
Denise Simon               Emerging Markets Bond Fund              None


                                 NET ASSET VALUE

   The net asset value per share of each Fund is determined as of the close of trading of the New York Stock Exchange (the "NYSE") on days when the NYSE is open for trading. The NYSE will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Trust does not price securities on weekends or United States national holidays, the net asset value of a Fund's foreign assets may be significantly affected on days when the investor may not be able to purchase or sell shares of the Funds. The net asset value per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

   A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting according to policies and procedures approved by the Trustees.


                                HOW TO BUY SHARES


   The minimum initial investment is $500 and the minimum subsequent investment is $25 for Class A Shares, Class B Shares and Class C Shares. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.


   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are received by an authorized broker or the broker's authorized designee.

                        ALTERNATIVE PURCHASE ARRANGEMENTS

   Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Orders received by dealers prior to the close of trading on the NYSE are confirmed at the offering price effective at that time, provided the order is received by the Authorized Agent prior to its close of business.

   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and services fees and contingent deferred sales charges ("CDSC") on Class B Shares or Class C Shares would be less than the initial sales charge and accumulated distribution services fee on Class A Shares purchased at the same time. Note, only the Emerging Markets Fund, International Fund and Real Estate Securities Fund currently offer Class C Shares.


   Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. (See "Dividends, Distributions and Taxes" in this SAI.)


CLASS A SHARES


   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed, except that a 1% deferred sales charge may apply to shares purchased on which a finder's fee has been paid if redeemed within one year of purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor. Class A Shares are subject to ongoing distribution and services fees at an annual rate of 0.25% of the Fund's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.


CLASS B SHARES


   Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. (See the "Class B Shares and Class C Shares--Waiver of Sales Charges" Section of this SAI.)


   Class B Shares are subject to ongoing distribution and services fees at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fees paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted, in the circumstances and subject to the qualifications described in the Funds' Prospectus. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

   Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and services fees. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.

   For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate subaccount. Each time any Class B Shares in the shareholder's Fund account (other than those in the subaccount) convert to Class A Shares, an equal pro rata portion of the Class B Share dividends in the subaccount will also convert to Class A Shares.

CLASS C SHARES--INTERNATIONAL FUND, REAL ESTATE SECURITIES FUND AND EMERGING MARKETS FUND ONLY


   Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to ongoing distribution and service fees at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to Class C Shares.


CLASS A SHARES--REDUCED INITIAL SALES CHARGES


   Investors choosing Class A Shares may be entitled to reduced sales charges. The ways in which sales charges may be avoided or reduced are described below. Investors buying Class A Shares on which a finder's fee has been paid may incur a 1% deferred sales charge if they redeem their shares within one year of purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor.

   QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds, or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates; (2) any director or officer, or any full-time employee or sales representative (for at least 90 days), of the Adviser, Subadviser (if any) or Distributor; (3) any private client of an Adviser or Subadviser to any Phoenix Fund; (4) registered representatives and employees of securities dealers with whom the Distributor has sales agreements; (5) any qualified retirement plan exclusively for persons described above; (6) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (7) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2),
(4) or (6) above; (8) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (9) any employee or agent who retires from PNX, the Distributor and/or their corporate affiliates; (10) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees;
(11) any person with a direct rollover transfer of shares from an established Phoenix Fund or Phoenix qualified plan; (12) any Phoenix Life Insurance Company (or affiliate) separate account which funds group annuity contracts offered to qualified employee benefit plans; (13) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (14) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate of such accounts held by such entity equal or exceed $1,000,000; (15) any deferred compensation plan established for the benefit of any Phoenix Fund or Phoenix trustee or director; provided that sales to persons listed in (1) through (15) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (16) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (17) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (18) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; or (19) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. Each of the investors described in (16) through (19) may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

   COMBINATION PURCHASE PRIVILEGE. Your purchase of any class of shares of these or any other Phoenix Fund (other than Phoenix Money Market Fund Class A Shares), if made at the same time by the same "person," will be added together to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust;
(b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

   A "Phoenix Fund" means any other mutual fund advised, subadvised or distributed by the Adviser or Distributor or any corporate affiliate of either or both the Adviser and Distributor provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Funds.

   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any class of shares of these or any other Phoenix Fund (other than Phoenix Money Market Fund Class A Shares), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class B Shares or Class C Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

   RIGHT OF ACCUMULATION. The value of your account(s) in any class of shares of any of these Funds or any other Phoenix Fund, (other than Phoenix Money Market Class A Shares) may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.


   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

CLASS B SHARES AND CLASS C SHARES--WAIVER OF SALES CHARGES


   The CDSC is waived on the redemption (sale) of Class B Shares and Class C Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7); (c) as a mandatory distribution upon reaching age 70 1/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid;
(e) from the Merrill Lynch Daily K Plan ("Plan") invested in Class B Shares, in which such shares the Distributor has not paid the dealer the Class B sales commission; (f) based on the exercise of exchange privileges among Class B Shares and Class C Shares of these or any other Phoenix Fund; (g) based on any direct rollover transfer of shares from an established Phoenix Fund qualified plan into a Phoenix Fund IRA by participants terminating from the qualified plan; and (h) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC.


CONVERSION FEATURE--CLASS B SHARES

Class B Shares will automatically convert to Class A Shares of the same Fund eight years after they are bought. Conversion will be on the basis of the then prevailing net asset value of Class A Shares and Class B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service ("IRS") that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Trust were unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Funds.

IMMEDIATE INVESTMENT

   In order to obtain immediate investment of funds, initial and subsequent purchases of shares of a Fund may also be made by wiring Federal Funds (monies held in a bank account with a Federal Reserve Bank) directly pursuant to the following instructions:

   (1) For initial investments, telephone the Trust at (800) 367-5877. Certain information will be requested from you regarding the account, and an account number will be assigned.

   (2) Once an account number has been assigned, direct your bank to wire the Federal Funds to State Street Bank and Trust Company, Custody & Shareholder Services Division, Boston, Massachusetts 02105, attention of the appropriate Fund of the Phoenix Multi-Portfolio Fund. Your bank must include the account number and the name(s) in which your account is registered in its wire and also request a telephone advice. Your bank may charge a fee to you for transmitting funds by wire.

   An order for shares of a Fund purchased with Federal Funds will be accepted on the business day Federal Funds are wired provided the Federal Funds are received by 4:00 p.m. on that day; otherwise, the order will not be accepted until the next business day. Shareholders should bear in mind that wire transfers may take two or more hours to complete.

   Promptly after an initial purchase of shares made by wiring Federal Funds directly, the shareholder should complete and mail to PEPCO an Account Application.

                            INVESTOR ACCOUNT SERVICES


   The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Mutual Fund Services at

(800) 243-1574. Broker-dealers may impose their own restrictions and limits on accounts held through the broker-dealer. Please consult your broker-dealer for account restriction and limit information. The Funds and the Distributor reserve the right to modify or terminate these services upon reasonable notice.

EXCHANGES

   Under certain circumstances, shares of any Phoenix Fund may be exchanged for shares of the same class of another Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Class C Shares are exchangeable for Class T Shares of those Phoenix Funds offering them. Exchanges are subject to the minimum initial investment requirement of the designated Fund, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Phoenix Fund, if currently offered. Exchanges will be based upon each Fund's net asset value per share next computed following receipt of a properly executed exchange request without sales charge. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes section of this SAI"). Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Phoenix Fund automatically on a monthly, quarterly, semiannual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day.

DIVIDEND REINVESTMENT ACROSS ACCOUNTS

   If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix Funds or any other Phoenix Fund at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Phoenix Fund carefully before directing dividends and distributions to another Phoenix Fund. Reinvestment election forms and prospectuses are available from PEPCO. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.


INVEST-BY-PHONE

   This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, PEPCO will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House ("ACH"). The shareholder's bank, which must be an ACH member, will in turn forward the monies to PEPCO for credit to the shareholder's account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

   To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon PEPCO's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to PEPCO. PEPCO will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. The Trust may delay the mailing of a check for redemption proceeds of Trust shares purchased with a check or via Invest-by-Phone service until the Trust has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Trust and PEPCO reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

SYSTEMATIC WITHDRAWAL PROGRAM

   The Systematic Withdrawal Program (the "Program") allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through the ACH to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.


   Shareholders participating in the Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the Program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Program.

   Through the Program, Class B and Class C shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable CDSCs. Class B and Class C shareholders redeeming more shares than the percentage permitted by the Program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares or Class C Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.


                              HOW TO REDEEM SHARES


   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the NYSE is closed, other than customary weekend and holiday closings, or if permitted by rules of the SEC, during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for the Trust to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more after receipt of the check. (See the Funds' current Prospectus for further information.)

   The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are received by an authorized broker or the broker's authorized designee.


   Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any.

   A shareholder should contact his/her broker-dealer if he/she wishes to transfer shares from an existing broker-dealer street name account to a street name account with another broker-dealer. The Funds have no specific procedures governing such account transfers.

REDEMPTION OF SMALL ACCOUNTS

   Each shareholder account in the Funds which has been in existence for at least one year and which has a value of less than $200 due to redemption activity may be redeemed upon the giving of not less than 60 days written notice to the shareholder mailed to the address of record. During the 60-day period following such notice, the shareholder has the right to add to the account to bring its value to $200 or more. (See the Funds' current Prospectus for more information.)

BY MAIL

   Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to PEPCO that the Trust redeem the shares. (See the Funds' current Prospectus for more information.)

TELEPHONE REDEMPTIONS


   Shareholders may redeem by telephone up to $50,000 worth of their shares held in book-entry form. (See the Funds' current Prospectus for additional information.)


BY CHECK (TAX-EXEMPT BOND FUND AND EMERGING MARKETS FUND ONLY)

   Any shareholder of these Funds may elect to redeem shares held in his Open Account by check. Checks will be sent to an investor upon receipt by PEPCO of a completed application and signature card (attached to the application). If the signature card accompanies an individual's initial account application, the signature guarantee section of the form may be disregarded. However, the Trust reserves the right to require that all signatures be guaranteed prior to the establishment of a check writing service account. When an authorization form is submitted after receipt of the initial account application, all signatures must be guaranteed regardless of account value.

   Checks may be drawn payable to any person in an amount of not less than $500, provided that immediately after the payment of the redemption proceeds the balance in the shareholder's Open Account is $500 or more.

   When a check is presented to PEPCO for payment, a sufficient number of full and fractional shares in the shareholder's Open Account will be redeemed to cover the amount of the check. The number of shares to be redeemed will be determined on the date the check is received by the Transfer Agent. Presently there is no charge to the shareholder for the check writing service, but this may be changed or modified in the future upon two weeks written notice to shareholders. Checks drawn from Class B and Class C accounts are subject to the applicable deferred sales charge, if any.

   The checkwriting procedure for redemption enables a shareholder to receive income accruing on the shares to be redeemed until such time as the check is presented to PEPCO for payment. Inasmuch as canceled checks are returned to shareholders monthly, no confirmation statement is issued at the time of redemption.

   Shareholders utilizing withdrawal checks will be subject to PEPCO's rules governing checking accounts. A shareholder should make sure that there are sufficient shares in his Open Account to cover the amount of any check drawn. If insufficient shares are in the account and the check is presented to PEPCO on a banking day on which the Trust does not redeem shares (for example, a day on which the NYSE is closed), or if the check is presented against redemption proceeds of an investment made by check which has not been in the account for at least fifteen calendar days, the check may be returned marked "Non-sufficient Funds" and no shares will be redeemed. A shareholder may not close his account by a withdrawal check because the exact value of the account will not be known until after the check is received by PEPCO.

REDEMPTION IN KIND

   To the extent consistent with state and federal law, the Trust may make payment of the redemption price either in cash or in kind. However, the Trust has elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Trust at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the 1940 Act and is irrevocable while the Rule is in effect unless the SEC, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of a Fund. A shareholder receiving such securities would incur brokerage costs when he sold the securities.

ACCOUNT REINSTATEMENT PRIVILEGE


   Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. (See the Funds' current Prospectus for more information.)

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

QUALIFICATION AS A REGULATED INVESTMENT COMPANY ("RIC")

   Each Fund within the Trust is separate for investment and accounting purposes and is treated as a separate entity for federal income tax purposes. Each Fund has elected to qualify and intends to qualify as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In each taxable year that a Fund qualifies as a RIC, it (but not its shareholders) will be relieved of federal income tax on that portion of its taxable and, if any, tax-exempt net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. To the extent that a Fund fails to distribute all of its taxable income, it will be subject to corporate income tax (currently 35%) on any retained ordinary investment income or short-term capital gains, and corporate income tax (currently 15%) on any undistributed long-term capital gains.

   Each Fund intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income (not including tax-exempt interest) for such calendar year and 98% of its net capital gains as determined for a one-year period ending on October 31 of such calendar year (or as determined on a fiscal year basis, if the Fund so elects). In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the regulated investment company does not meet the foregoing distribution requirements. If each Fund has taxable income that would be subject to the excise tax, each Fund intends to distribute such income so as to avoid payment of the excise tax. Notwithstanding the foregoing, there may be certain circumstances under which it would be appropriate for a Fund to pay the excise tax.

   The Code sets forth numerous criteria that must be satisfied in order for each Fund to qualify as a RIC. Among these requirements, each Fund must meet the following tests for each taxable year: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities; and (b) meet certain diversification requirements imposed under the Code at the end of each quarter of the taxable year. If in any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be taxed at corporate rates. In addition, if in any tax year a Fund does not qualify as a RIC for state tax purposes a capital gain dividend may not retain its character in the hands of the shareholder for state tax purposes.

   In addition to meeting the 90% test, in order to qualify as a RIC each Fund will be required to distribute annually to its shareholders as dividends (not including "capital gains dividends," discussed below) at least 90% of its ordinary investment income and short-term capital gains, with certain modifications. Each Fund intends to make distributions to shareholders that will be sufficient to meet the 90% distribution requirement.

   Each Fund must also diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of that Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities). Each Fund intends to comply with all of the foregoing criteria for qualification as a RIC; however, there can be no assurance that each Fund will so qualify and continue to maintain its status as a RIC. If a Fund were unable for any reason to maintain its status as a RIC for any taxable year, adverse tax consequences would ensue.

TAXATION OF SHAREHOLDERS

   Under the Jobs and Growth Tax Reconciliation Act of 2003, certain qualified dividend income ("QDI") and long-term capital gains will be taxed at a lower tax rate (15%) for individual shareholders. The reduced rate applies to QDI from domestic corporations and certain qualified foreign corporations subject to various requirements and a minimum holding period by both a Fund and its Shareholders. Ordinary distributions made by a Fund to its shareholders are eligible for the reduced rate to the extent the underlying income in the Fund is QDI.

   Distributions from ordinary investment income and net short-term capital gains will be taxed to the shareholders as ordinary dividend income to the extent of the earnings and profits of the Fund. Ordinary income dividends received by corporate shareholders will qualify for the 70% dividends-received deduction to the extent the Fund designates such amounts as qualifying dividend distributions; however, the portion that may be so designated is subject to certain limitations. Distributions by the Fund that are designated as capital gain distributions will be taxed to the shareholders as capital gains, and will not be eligible for the corporate dividends-received deduction.

   Dividends declared by a Fund to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the Fund prior to February 1). Also, shareholders will be taxable on the amount of long-term capital gains designated by each Fund by written notice mailed to shareholders within 60 days after the close of the year, even if such amounts are not actually distributed to them. Shareholders will be entitled to claim a credit against their own federal income tax liability for taxes paid by each Fund on such undistributed gains, if any. If a shareholder receives a long-term capital dividend with respect to any share and such share is held for less than 6 months, any loss on sale or exchange of such share will be long-term capital loss to the extent of long-term capital dividend payments.

   Dividends and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under a Fund's distribution reinvestment plan. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder.

   Shareholders should be aware that the price of shares of a Fund that are purchased prior to a dividend or distribution by the Fund may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the net asset value of shares below a shareholder's cost and thus represent a return of a shareholder's investment in an economic sense.

   A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.

   Each Fund intends to accrue dividend income for federal income tax purposes in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Fund as taxable income.

TAX EXEMPT INTEREST

   Interest on certain "qualified private activity bonds" issued after August 7, 1986, although otherwise tax-exempt, is treated as a tax preference item for alternative minimum tax purposes. Under regulations to be promulgated, the Fund's exempt interest dividends will be treated as a tax preference item for purposes of computing the alternative minimum tax liability of shareholders to the extent attributable to interest paid on "private activity" bonds.

   Distribution by the Fund of interest income from tax-exempt bonds will not be taxable to shareholders and will not be included in their respective gross incomes for federal income tax purposes provided that certain conditions are met. All net realized long- or short-term capital gains, if any, are declared and distributed to the Fund's shareholders annually. Distributions of net income from certain temporary investments (such as net interest income from taxable commercial paper) and short-term capital gains, if any, will be taxable as ordinary income whether received in cash or in shares.

   Shareholders should consult their own tax advisor about their tax situation.

   INCOME AND CAPITAL GAIN DISTRIBUTIONS ARE DETERMINED IN ACCORDANCE WITH INCOME TAX REGULATIONS WHICH MAY DIFFER FROM ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES.

TAXATION OF DEBT SECURITIES

   Certain debt securities can be originally issued or acquired at a discount. Special rules apply under the Code to the recognition of income with respect to such debt securities. Under the special rules, the Fund may recognize income for tax purposes without a corresponding current receipt of cash. In addition, gain on a disposition of a debt security subject to the special rules may be treated wholly or partially as ordinary income, not capital gain.

   A Fund may invest in certain investments that may cause it to realize income prior to the receipt of cash distributions, including securities bearing original issue discount. The level of such investments is not expected to affect a Fund's ability to distribute adequate income to qualify as a regulated investment company.

TAXATION OF DERIVATIVES

   Many futures contracts and foreign currency contracts entered into by a Fund and all listed nonequity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on securities indices and options on broad-based stock indices) are governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position are treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of a Fund's taxable year, (and, generally on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions are marked to market (i.e., treated as if such positions were closed out at their closing price on such day), and any resulting gain or loss recognized as 60% is long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund's portfolio.

   Equity options written by the Fund (covered call options on portfolio stock) will be subject to the provisions under Section 1234 of the Code. If the Fund writes a call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock.

   Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock options written by a Fund.

   Positions of a Fund which consist of at least one debt security not governed by Section 1256 and at least one futures or currency contract or listed nonequity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such debt security are treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Fund will monitor these transactions and may make certain tax elections in order to mitigate the operation of these rules and prevent disqualification of the Fund as a regulated investment company for federal income tax purposes.

   These special tax rules applicable to options, futures and currency transactions could affect the amount, timing and character of a Fund's income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a Fund's income or deferring its losses.

   The tax consequences of certain investments and other activities that the Funds may make or undertake (such as, but not limited to, dollar roll agreements) are not entirely clear. While the Funds will endeavor to treat the tax items arising from these transactions in a manner which it believes to be appropriate, assurance cannot be given that the Internal Revenue Service or a court will agree with the Funds' treatment and that adverse tax consequences will not ensue.

TAXATION OF FOREIGN INVESTMENTS

   Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time it actually collects such receivables or pays such liabilities generally are treated as ordinary gain or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as section 988 gains or losses, may increase or decrease the amount of each Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

   If a Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distributions or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders. The Fund may elect to mark to market (i.e., treat as if sold at their closing market price on same day), its investments in passive foreign investment companies and avoid any tax and or interest charge on excess distributions.

   The Funds may be subject to tax on dividend or interest income received from securities of non-U.S. issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested within various countries is not known. The Fund intends to operate so as to qualify for treaty tax benefits where applicable. If more than 50% of the value of the Fund's total assets at the close of its taxable year is comprised of securities issued by foreign corporations, the Fund may elect with the Internal Revenue Service to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. If the Fund does elect to "pass through", each shareholder will be notified within 60 days after the close of each taxable year of the Fund if the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) or (i) the foreign taxes paid and (ii) the Fund's gross income from foreign sources

SALE OR EXCHANGE OF FUND SHARES

   Gain or loss will be recognized by a shareholder upon the sale of his shares in a Fund or upon an exchange of his shares in a Fund for shares in another Fund. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized therefrom. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in taxable income. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income.

   Redemptions, including exchanges, of shares may give rise to recognized gains or losses, except as to those investors subject to tax provisions that do not require them to recognize such gains or losses. All or a portion of a loss realized upon the redemption, including exchanges, of shares may be disallowed under "wash sale" rules to the extent shares are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption. Any loss realized upon a shareholder's sale, redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gains with respect to such shares.

   Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are disposed of within 90 days after the date on which they were acquired and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

TAX INFORMATION

   Written notices will be sent to shareholders regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, including the amount of QDI for individuals, the amount qualifying for the corporate dividends-received deduction (if applicable) and the amount designated as capital gain dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).

IMPORTANT NOTICE REGARDING TAXPAYER IRS CERTIFICATION

   Pursuant to IRS Regulations, the Fund may be required to withhold a percentage of all reportable payments, including any taxable dividends, capital gains distributions or share redemption proceeds, at the rate in effect when such payments are made, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications. The Funds will furnish shareholders, within 31 days after the end of the calendar year, with information which is required by the Internal Revenue Service for preparing income tax returns.

   Some shareholders may be subject to withholding of federal income tax on dividends and redemption payments from the Funds ("backup withholding") at the rate in effect when such payments are made. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or the Fund) from the Internal Revenue Service that they are subject to backup withholding or (iii) those who, to the Fund's knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, at the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.

FOREIGN SHAREHOLDERS

   Dividends paid by the Funds from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.

OTHER TAX CONSEQUENCES

   In addition to the federal income tax consequences, described above, applicable to an investment in a Fund, there may be state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor. The foregoing discussion is based upon the Code, judicial decisions and administrative regulations, rulings and practices, all of which are subject to change and which, if changed, may be applied retroactively to a Fund, its shareholders and/or its assets. No rulings have been sought from the Internal Revenue Service with respect to any of the tax matters discussed above.

   The information included in the Prospectus with respect to taxes, in conjunction with the foregoing, is a general and abbreviated summary of applicable provisions of the Code and Treasury regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action. Accordingly, prospective purchasers are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of federal, state, local and foreign taxes.

   The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code. It does not address the special tax rules applicable to certain classes of investors, such as insurance companies. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

                         TAX SHELTERED RETIREMENT PLANS

   Shares of the Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call PEPCO at (800) 243-4361 for further information about the plans.


MERRILL LYNCH DAILY K PLAN

   Class A Shares of the Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:


   (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker-dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");


   (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

   (iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

   Alternatively, Class B Shares of the Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

   Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of the Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.

                                 THE DISTRIBUTOR


   PEPCO, a registered broker-dealer which is an indirect wholly-owned subsidiary of PNX, serves as Distributor of the Trust's shares. The address of the Distributor is One American Row, P.O. Box 5056, Hartford, Connecticut 06102-5056.


   The Trust and PEPCO have entered into distribution agreements under which PEPCO has agreed to use its best efforts to find purchasers for Trust shares and the Trust has granted to PEPCO the exclusive right to purchase from the Trust and resell, as principal, shares needed to fill unconditional orders for Trust shares. PEPCO may sell Trust shares through its registered representatives or through securities dealers with whom it has sales agreements. PEPCO may also sell Trust shares pursuant to sales agreements entered into with bank-affiliated securities brokers who, acting as agent for their customers, place orders for Trust shares with PEPCO. It is not anticipated that termination of sales agreements with banks and bank affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of a Fund of the Trust.


   For its services under the distribution agreements, PEPCO receives sales charges on transactions in Trust shares and retains such charges less the portion thereof allowed to its registered representatives and to securities dealers and securities brokers with whom it has sales agreements. In addition, PEPCO may receive payments from the Trust pursuant to the Distribution Plans described below. For the fiscal years ended November 30, 2003, 2004 and 2005, purchasers of shares of the Funds paid aggregate sales charges of $1,260,654, $1,414,334 and $1,196,403, respectively, of which the Distributor received net commission of $374,062, $434,759 and $323,759, respectively, for its services, the balance being paid to dealers. For the fiscal year ended November 30, 2005, the Distributor received net commission of $136,917 for Class A Shares, and deferred sales charges of $206,394 for Class B Shares and $22,162 for Class C Shares.

   The Underwriting Agreement may be terminated at any time on not less than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the outstanding voting securities of the Funds, or by vote of a majority of the Funds' Trustees who are not "interested persons" of the Funds and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any related agreements. The Underwriting Agreement will terminate automatically in the event of its "assignment," as defined in Section 2(a)(4) of the 1940 Act.

DEALER CONCESSIONS

   Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on purchases of Class A Shares as set forth below.


INTERNATIONAL FUND AND REAL ESTATE FUND

           AMOUNT OF
          TRANSACTION           SALES CHARGE AS A PERCENTAGE   SALES CHARGE AS A PERCENTAGE          DEALER DISCOUNT
       AT OFFERING PRICE              OF OFFERING PRICE             OF AMOUNT INVESTED        PERCENTAGE OF OFFERING PRICE
 ----------------------------------------------------------------------------------------------------------------------------

 Under $50,000                               5.75%                         6.10%                          5.00%
 $50,000 but under $100,000                  4.75%                         4.99%                          4.25%
 $100,000 but under $250,000                 3.75%                         3.90%                          3.25%
 $250,000 but under $500,000                 2.75%                         2.83%                          2.25%
 $500,000 but under $1,000,000               2.00%                         2.04%                          1.75%

 $1,000,000 or more                          None                          None                           None

TAX-EXEMPT BOND FUND AND EMERGING MARKETS FUND

           AMOUNT OF
          TRANSACTION           SALES CHARGE AS A PERCENTAGE   SALES CHARGE AS A PERCENTAGE          DEALER DISCOUNT
       AT OFFERING PRICE              OF OFFERING PRICE             OF AMOUNT INVESTED        PERCENTAGE OF OFFERING PRICE
 ----------------------------------------------------------------------------------------------------------------------------
 Under $50,000                               4.75%                         4.99%                          4.25%

 $50,000 but under $100,000                  4.50%                         4.71%                          4.00%
 $100,000 but under $250,000                 3.50%                         3.63%                          3.00%
 $250,000 but under $500,000                 2.75%                         2.83%                          2.25%
 $500,000 but under $1,000,000               2.00%                         2.04%                          1.75%

 $1,000,000 or more                          None                           None                           None

   In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class B Shares or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan (the "Plan") due to waiver of the CDSC for these Plan participants' purchases. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.


   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Trust and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Trust through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) from time to time, pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (b) pay broker-dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (c) excluding purchases as described in (b) above, pay broker-dealers an amount equal to 1.00% of the amount of Class A Shares sold from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to
$10,000,000 and 0.25% on amounts greater than $10,000,000. For purchases prior to January 11, 2006, if part or all of such investment as described in (b) and
(c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. Beginning January 11, 2006, if part or all of such investment as described in
(b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year, a 1% CDSC may apply, except for redemptions of shares purchased on which a finder's fee has been paid where such investor's dealer of record, due to the nature of the investor's account, notifies the Distributor prior to the time of the investment that the dealer waives the finder's fee otherwise payable to the dealer, or agrees to receive such finder's fee ratably over a 12-month period. For purposes of determining the applicability of the CDSC, the one-year CDSC period begins on the last day of the month preceding the month in which the purchase was made. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933 (the "1933 Act"). PEPCO reserves the right to discontinue or alter such fee payment plans at any time.


   From its own resources and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

   The Distributor has agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.

ADMINISTRATIVE SERVICES


   PEPCO also acts as administrative agent of the Trust and as such performs administrative, bookkeeping and pricing functions for the Funds. For its services, PEPCO will be paid a fee equal to the sum of (1) the documented cost of tax services and fund accounting and related services provided by PFPC Inc. ("PFPC"), as subagent, plus (2) the documented costs to PEPCO to oversee the subagent's performance. The current fee schedule of PFPC is based upon the average of the aggregate daily net asset values of all funds in the Phoenix Funds complex serviced by PFPC at the following incremental annual rates:

            First $5 billion                             0.06%
            $5 billion to $15 billion                    0.05%
            Greater than $15 billion                     0.03%

   Percentage rates are applied to the aggregate daily net asset value of all the funds serviced by PFPC. Certain minimum fees and fee waivers may apply. Total fees paid by PEPCO to PFPC are allocated among all funds for which it serves as administrative agent on the basis of the relative net assets of each fund. As compensation for its services prior to January 1, 2003, the PFPC fee schedule used to determine a portion of PEPCO's fee was applied at the individual fund level at an annual rate equal to .085% of a fund's average daily net assets up to $200 million, which rate was reduced at higher levels of net assets. For services to the Trust during the fiscal years ended November 30, 2003, 2004 and 2005, the Financial Agent received fees of $399,853, $502,629 and $647,146, respectively.


                               DISTRIBUTION PLANS

   The Trust has adopted a distribution plan for each class of shares (i.e., a plan for the Class A Shares, a plan for the Class B Shares, and a plan for the Class C Shares, collectively, the "Plans") in accordance with Rule 12b-1 under the Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Underwriting Agreement. Each class of shares pays a Service Fee at a rate of 0.25% per annum of the average daily net assets of such class of the Fund and a distribution fee based on average daily net assets at the rate of 0.75% per annum for Class B Shares and 0.75% per annum for Class C Shares.

   From the Service Fee the Distributor expects to pay a quarterly fee to qualifying broker-dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. In the case of shares of the Funds being sold to an affiliated fund of funds, fees payable under the Plans shall be paid to the distributor of the fund of funds. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor.

   Each Plan requires that at least quarterly the Trustees of the Trust review a written report with respect to the amounts expended under the Plans and the purposes for which such expenditures were made. While the Plans are in effect, the Trust will be required to commit the selection and nomination of candidates for Trustees who are not interested persons of the Trust to the discretion of other Trustees who are not interested persons. Each Plan continues in effect from year to year only provided such continuance is approved annually in advance by votes of the majority of both (a) the Board of Trustees of the Trust and (b) the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on the Plan and any agreements related to the Plan.


   For the fiscal year ended November 30, 2005 the Trust paid Rule 12b-1 Fees in the amount of $3,390,644, of which the Distributor received $1,390,708 and, unaffiliated broker-dealers received $1,999,936. The Rule 12b-1 payments were used for (1) compensating dealers, $2,430,198, (2) compensating sales personnel, $1,235,561, (3) advertising, $251,428, (4) printing and mailing of prospectuses to other than current shareholders, $40,289, (5) service costs, $160,957, and
(6) other, $104,478.


   No interested person of the Trust and no Trustee who is not an interested person of the Trust, as that term is defined in the 1940 Act, had any direct or indirect financial interest in the operation of the Plans.

   The NASD regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.


   The Board of Trustees has also adopted a Plan Pursuant to Rule 18f-3 under the 1940 Act permitting the issuance of shares in multiple classes.


                             MANAGEMENT OF THE TRUST

   The Trust is an open-end management investment company known as a mutual fund. The Trustees of the Trust ("Trustees") are responsible for the overall supervision of the Trust and perform the various duties imposed on Trustees by the 1940 Act and Delaware statutory trust law.

TRUSTEES AND OFFICERS


   The Trustees are responsible for the overall supervision of the Funds, including establishing the Funds' policies, general supervision and review of their investment activities. The officers who administer the Funds' daily operations, are appointed by the Board of Trustees. The current Trustees and officers of the Trust performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below. Unless otherwise noted, the address of each individual is 56 Prospect Street, Hartford, Connecticut 06115-0480. There is no stated term of office for Trustees of the Trust, except for Messrs. Dill and Romans who are each serving a two-year term expiring on April 29, 2006.

                              INDEPENDENT TRUSTEES

                                                    NUMBER OF PORTFOLIOS
NAME, ADDRESS                         LENGTH OF        IN FUND COMPLEX        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
AND DATE OF BIRTH                    TIME SERVED     OVERSEEN BY TRUSTEE        AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------                    -----------     -------------------        ---------------------------------------

E. Virgil Conway                    Served since             53            Chairman, Rittenhouse Advisors, LLC (consulting
Rittenhouse Advisors, LLC           1993.                                  firm) (2001-present). Trustee/Director, Phoenix
101 Park Avenue                                                            Funds Complex (1983-present). Trustee/Director,
New York, NY 10178                                                         Realty Foundation of New York (1972-present),
DOB: 8/2/29                                                                Josiah Macy, Jr. Foundation (Director/Trustee)
                                                                           (1975-2004) (Honorary) (2004-present), Pace University
                                                                           (Director/Trustee Emeritus) (2003-present), Greater New
                                                                           York Councils, Boy Scouts of America (1985-present), The
                                                                           Academy of Political Science (Vice Chairman)
                                                                           (1985-present), Urstadt Biddle Property Corp.
                                                                           (1989-present), Colgate University (Trustee Emeritus)
                                                                           (2004-present). Director/Trustee, The Harlem Youth
                                                                           Development Foundation, (Chairman) (1998-2002),
                                                                           Metropolitan Transportation Authority (Chairman)
                                                                           (1992-2001), Trism, Inc. (1994-2001), Consolidated Edison
                                                                           Company of New York, Inc. (1970-2002), Atlantic Mutual
                                                                           Insurance Company (1974-2002), Centennial Insurance
                                                                           Company (1974-2002), Union Pacific Corp. (1978-2002),
                                                                           BlackRock Freddie Mac Mortgage Securities Fund (Advisory
                                                                           Director) (1990-2000), Accuhealth (1994-2002), Pace
                                                                           University (1978-2003), New York Housing Partnership
                                                                           Development Corp. (Chairman) (1981-2003), Josiah Macy,
                                                                           Jr. Foundation (1975-2004).

Harry Dalzell-Payne                 Served since             53            Retired. Trustee/Director, Phoenix Funds Complex
The Flat, Elmore Court              1993.                                  (1983-present).
Elmore, GL05, GL2 3NT U.K.
DOB: 8/9/29

S. Leland Dill                      Served since             51            Retired. Trustee, Phoenix Funds Family
7721 Blue Heron Way                 2004.                                  (1989-present). Trustee, Scudder Investments (55
West Palm Beach, FL 33412                                                  portfolios) (1986-present). Director, Coutts &
DOB: 3/28/30                                                               Co. Trust Holdings Limited (1991-2000), Coutts &
                                                                           Co. Group (1991-2000) and Coutts & Co. International
                                                                           (USA) (private banking) (1991-2000).

Francis E. Jeffries                 Served since             54            Director, The Empire District Electric Company
8477 Bay Colony Dr. #902            1995.                                  (1984-2004). Trustee/Director, Phoenix Funds
Naples, FL  34108                                                          Complex (1987-present).
DOB: 9/23/30

Leroy Keith, Jr.                    Served since             51            Partner, Stonington Partners, Inc. (private
Stonington Partners, Inc.           1986.                                  equity fund) (2001-present). Director/Trustee,
736 Market Street, Ste. 1430                                               Evergreen Funds (six portfolios). Trustee,
Chattanooga, TN  37402                                                     Phoenix Funds Family (1980-present). Director,
DOB: 2/14/39                                                               Diversapak (2002-present), Obaji Medical Products
                                                                           Company (2002-present). Director, Lincoln
                                                                           Educational Services (2002-2004). Chairman,
                                                                           Carson Products Company (cosmetics) (1998-2000).

Geraldine M. McNamara               Served since             53            Managing Director, U.S. Trust Company of New York
U.S. Trust Company of NY            2001.                                  (private bank) (1982-present). Trustee/Director,
11 West 54th Street                                                        Phoenix Funds Complex (2001-present).
New York, NY 10019
DOB: 4/17/51


                                                    NUMBER OF PORTFOLIOS
NAME, ADDRESS                         LENGTH OF        IN FUND COMPLEX        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
AND DATE OF BIRTH                    TIME SERVED     OVERSEEN BY TRUSTEE        AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------                    -----------     -------------------        ---------------------------------------

Everett L. Morris*                  Served since             53            Retired. Trustee/Director, Phoenix Funds Complex
164 Laird Road                      1995.                                  (1991-present). Director, W.H. Reaves Utility Income Fund
Colts Neck, NJ 07722                                                       (2004-present). Vice President, W.H. Reaves and Company
DOB: 5/26/28                                                               (investment management) (1993-2003).

James M. Oates**                    Served since             51            Chairman, Hudson Castle Group, Inc. (Formerly
c/o Northeast Partners              1987.                                  IBEX Capital Markets, Inc.) (financial services)
150 Federal Street, Ste. 1000                                              (1997-present). Trustee/Director, Phoenix Funds
Boston, MA 02109                                                           Family (1987-present).  Managing Director, Wydown
Trustee                                                                    Group (consulting firm) (1994-present).
DOB: 5/31/46                                                               Director, Investors Financial Service Corporation
                                                                           (1995-present), Investors Bank & Trust
                                                                           Corporation (1995-present), Stifel Financial
                                                                           (1996-present), Connecticut River Bancorp
                                                                           (1998-present), Connecticut River Bank
                                                                           (1999-present), Trust Company of New Hampshire
                                                                           (2002-present). Chairman, Emerson Investment
                                                                           Management, Inc. (2000-present).  Independent
                                                                           Chairman, John Hancock Trust  (since 2005),
                                                                           Trustee, John Hancock Funds II and John Hancock
                                                                           Funds III (since 2005).  Trustee, John Hancock
                                                                           Trust (2004-2005). Director/Trustee, AIB Govett
                                                                           Funds (six portfolios) (1991-2000), Command
                                                                           Systems, Inc. (1998-2000), Phoenix Investment
                                                                           Partners, Ltd. (1995-2001), 1Mind, Inc. (formerly
                                                                           1Mind.com) (2000-2002), Plymouth Rubber Co.
                                                                           (1995-2003). Director and Treasurer, Endowment
                                                                           for Health, Inc. (2000-2004).

Donald B. Romans                    Served since             51            Retired.  President, Romans & Company (private
39 S. Sheridan Road                 2004.                                  investors and financial consultants) (1987-2003).
Lake Forest, IL 60045                                                      Trustee/Director, Phoenix Funds Family
DOB: 4/22/31                                                               (1985-present). Trustee, Burnham Investors Trust
                                                                           (five portfolios) (1967-2003).

Richard E. Segerson                 Served since             51            Managing Director, Northway Management Company
Northway Management Company         1993.                                  (1998-present). Trustee/Director, Phoenix Funds
164 Mason Street                                                           Family (1983-present).
Greenwich, CT 06830
DOB: 2/16/46

* Pursuant to the Trust's retirement policy, Mr. Morris will retire from the Board of Trustees immediately following its May 2006 meeting.

 ** Mr. Oates is a Director and Chairman of the Board and a shareholder of Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) ("Hudson"), a privately owned financial services firm. Phoenix Investment Partners, Ltd., an affiliate of the adviser, owns approximately 1% of the common stock of Hudson and Phoenix Life Insurance Company, also an affiliate, owns approximately 8% of Hudson's common stock.

                               INTERESTED TRUSTEES

   Each of the individuals listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

                                   TERM OF OFFICE   NUMBER OF PORTFOLIOS
NAME, ADDRESS, POSITION(S) WITH     AND LENGTH OF      IN FUND COMPLEX       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
TRUST AND DATE OF BIRTH              TIME SERVED     OVERSEEN BY TRUSTEE           OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------              -----------     -------------------           -----------------------------------

Marilyn E. LaMarche*                Served since             51            Limited Managing Director, Lazard Freres & Co.
Lazard Freres & Co. LLC             2002.                                  LLC (1997-present). Trustee/Director, Phoenix
30 Rockefeller Plaza,                                                      Funds Family (2002-present). Director, The
59th Floor                                                                 Phoenix Companies, Inc. (2001-2005) and Phoenix
New York, NY 10020                                                         Life Insurance Company (1989-2005).
Trustee
DOB: 5/11/34

Philip R. McLoughlin**              Served since             79            Director, PXRE Corporation (Reinsurance)
200 Bridge Street                   1989.                                  (1985-present), World Trust Fund (1991-present).
Chatham, MA  02633                                                         Director/Trustee, Phoenix Funds Complex
Chairman                                                                   (1989-present). Management Consultant
DOB: 10/23/46                                                              (2002-2004), Chairman (1997-2002), Chief
                                                                           Executive Officer (1995-2002), Director
                                                                           (1995-2002), Phoenix Investment Partners, Ltd.,
                                                                           Director and Executive Vice President, The
                                                                           Phoenix Companies, Inc. (2000-2002).  Director
                                                                           (1994-2002) and Executive Vice President,
                                                                           Investments (1987-2002), Phoenix Life Insurance
                                                                           Company. Director (1983-2002) and Chairman
                                                                           (1995-2002), Phoenix Investment Counsel, Inc.
                                                                           Director (1982-2002), Chairman (2000-2002) and
                                                                           President (1990-2000), Phoenix Equity Planning
                                                                           Corporation. Chairman and President,
                                                                           Phoenix/Zweig Advisers LLC (2001-2002). Director
                                                                           (2001-2002) and President (April 2002-September
                                                                           2002), Phoenix Investment Management Company.
                                                                           Director and Executive Vice President, Phoenix
                                                                           Life and Annuity Company (1996-2002). Director
                                                                           (1995-2000) and Executive Vice President
                                                                           (1994-2002) and Chief Investment Counsel
                                                                           (1994-2002), PHL Variable Insurance Company.
                                                                           Director, Phoenix National Trust Holding Company
                                                                           (2001-2002).  Director (1985-2002) and Vice
                                                                           President (1986-2002) and Executive Vice
                                                                           President (April 2002-September 2002), PM
                                                                           Holdings, Inc. Director, WS Griffith Associates,
                                                                           Inc. (1995-2002). Director, WS Griffith
                                                                           Securities, Inc. (1992-2002).

* Ms. LaMarche is an "interested person," as defined in the 1940 Act, by reason of her former position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.

** Mr. McLoughlin is an "interested person," as defined in the 1940 Act, by reason of his former relationship with Phoenix Investment Partners, Ltd., and its affiliates.

                   OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES


                                POSITION(S) HELD WITH
NAME, ADDRESS                    TRUST AND LENGTH OF                           PRINCIPAL OCCUPATION(S)
AND DATE OF BIRTH                    TIME SERVED                                 DURING PAST 5 YEARS
-----------------                    -----------                                 -------------------

Daniel T. Geraci                President since 2004.   Executive Vice President, Asset Management, The Phoenix Companies,
DOB: 6/12/57                                            Inc. (2003-present). President and Chief Executive Officer, Phoenix
                                                        Investment Partners, Ltd. (2003-present). President, certain funds within the Phoenix Funds Complex (2004-present). President and Chief
                                                        Executive Officer of North American Investment Operations, Pioneer
                                                        Investment Management USA, Inc. (2001-2003). President of Private
                                                        Wealth Management Group (2000-2001), and Executive Vice President of
                                                        Distribution and Marketing for U.S. institutional services business
                                                        (1998-2000) Fidelity Investments.

George R. Aylward               Executive Vice          Senior Vice President and Chief Operating Officer, Asset Management,
DOB: 8/17/64                    President since 2004.   The Phoenix Companies, Inc. (2004-present). Senior Vice President and Chief Operating Officer, Asset Management, The Phoenix
                                                        Companies, Inc. (2004-present). Executive Vice President and Chief
                                                        Operating Officer, Phoenix Investment Partners, Ltd. (2004-present).
                                                        Vice President, Phoenix Life Insurance Company (2002-2004). Vice
                                                        President, The Phoenix Companies, Inc. (2001-2004).  Vice President,
                                                        Finance, Phoenix Investment Partners, Ltd. (2001-2002).  Assistant
                                                        Controller, Phoenix Investment Partners, Ltd. (1996-2001). Executive
                                                        Vice President, certain funds within the Phoenix Funds Family
                                                        (2004-present).

Francis G. Waltman              Senior Vice President   Senior Vice President, Asset Management, The Phoenix Companies, Inc.
DOB: 7/27/62                    since 2004.             (February 2006-present). Senior Vice President, Product Development and Management (2005-present), Senior Vice President and Chief
                                                        Administrative Officer (2003-2004), Phoenix Investment Partners,
                                                        Ltd.  Senior Vice President and Chief Administrative Officer,
                                                        Phoenix Equity Planning Corporation (1999-2003). Senior Vice
                                                        President, certain funds within the Phoenix Funds Family
                                                        (2004-present).

Marc Baltuch                    Vice President and      Chief Compliance Officer, Zweig-DiMenna Associates LLC
900 Third Avenue                Chief Compliance        (1989-present). Vice President and Chief Compliance Officer, certain
New York, NY 10022              Officer since 2004.     funds in the Phoenix Funds Complex (2004-present). Vice President,
DOB:  9/23/45                                           The Zweig Total Return Fund, Inc. and The Zweig Fund, Inc.
                                                        (2004-present). President and Director, Watermark Securities, Inc.
                                                        (1991-present). Assistant Secretary, Gotham Advisors Inc. (1990-present).
                                                        Secretary, Phoenix-Zweig Trust (1989-2003) and Secretary, Phoenix-Euclid
                                                        Market Neutral Fund (1999-2002).

Kevin J. Carr                   Vice President,         Vice President and Counsel, Phoenix Life Insurance Company (May
One American Row                Counsel, Chief Legal    2005-present). Vice President, Counsel, Chief Legal Officer and
Hartford, CT 06102              Officer and Secretary   Secretary, certain funds within the Phoenix Funds Complex (May
DOB: 8/30/54                    since 2005.             2005-present). Compliance Officer of Investments and Counsel,
                                                        Travelers Life & Annuity (January 2005-May 2005). Assistant General
                                                        Counsel, The Hartford Financial Services Group (1999-2005).

Nancy G. Curtiss                Chief Financial         Assistant Treasurer (2001-present), Vice President, Fund Accounting
DOB: 11/24/52                   Officer since 2005      (1994-2000), Treasurer (1996-2000), Phoenix Equity Planning Corporation.
                                and Treasurer since     Vice President (2003-present), Phoenix Investment Partners, Ltd. Chief
                                1996.                   Financial Officer and Treasurer, or Assistant Treasurer, certain funds within the Phoenix Funds Complex (1994-present).

CONSULTING COMMITTEE

   The Trust has established a Consulting Committee consisting of those individuals who accepted the Board's invitation to become a member. The Consulting Committee provides consultation to the Board in connection with fund governance and related matters, as appropriate, in the course of the Board's deliberations. Committee members serve at the discretion of the Board. The Committee members receive a retainer, plus reasonable expenses incurred in the performance of the required services. The Consulting Committee does not meet independently from the Board and its members attend only those meetings to which they are invited by the Chairman of the Board of Trustees. The current Consulting Committee members and their business affiliations for the past five years are set forth below.

                                                        NUMBER OF
                                                      PORTFOLIOS IN
                                                       FUND COMPLEX
     NAME, ADDRESS,                   LENGTH OF         OVERSEEN BY          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
   AND DATE OF BIRTH                 TIME SERVED          TRUSTEE                  OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------              -----------     -------------------           -----------------------------------

Ferdinand L.J. Verdonck             Served since             37            Director, Banco Urquijo (Chairman) (1998-present).
Nederpolder, 7                      2004.                                  Trustee, Phoenix Funds Family (2002-present).  Director,
B-9000 Gent, Belgium                                                       EASDAQ (Chairman) (2001-present), The JP Morgan Fleming
DOB: 7/30/42                                                               Continental European Investment Trust (1998-present),
                                                                           Groupe SNEF (1998-present), Degussa Antwerpen N.V.
                                                                           (1998-present), Santens N.V. (1999-present). Managing
                                                                           Director, Almanij N.V. (1992-2003). Director, KBC Bank
                                                                           and Insurance Holding Company (Euronext) (1992-2003), KBC
                                                                           Bank (1992-2003), KBC Insurance (1992-2003), Kredietbank,
                                                                           S.A. Luxembourgeoise (1992-2003), Investco N.V.
                                                                           (1992-2003), Gevaert N.V. (1992-2003), Fidea N.V.
                                                                           (1992-2003), Almafin N.V. (1992-2003), Centea N.V.
                                                                           (1992-2003), Dutch Chamber of Commerce for Belgium and
                                                                           Luxemburg (1995-2001), Phoenix Investment Partners, Ltd.
                                                                           (1995-2001).


COMMITTEES OF THE BOARD

   The Board of Trustees has established several standing committees to oversee particular aspects of the Funds' management. They are:


   THE AUDIT COMMITTEE. The Audit Committee's is responsible for overseeing the Funds' accounting and auditing policies and practices. The Committee reviews the Funds' financial reporting procedures, their system of internal control, the independent audit process, and the funds' procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Harry Dalzell-Payne, Francis E. Jeffries, Geraldine M. McNamara, Everett L. Morris, James M. Oates and Richard
E. Segerson. The Committee met four times during the Trust's last fiscal year.

   THE EXECUTIVE AND COMPLIANCE COMMITTEE. The function of the Executive and Compliance Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees as well as to act on behalf of the Board when it is not in session, subject to limitations as set by the Board. Its members are E. Virgil Conway, Leroy Keith, Jr., Harry Dalzell-Payne, Philip R. McLoughlin, Geraldine M. McNamara, Everett L. Morris and James M. Oates. Each of the members is an independent Trustee, except Mr. McLoughlin, who is an Interested Trustee. The Committee met 11 times during the Trust's last fiscal year.

   THE GOVERNANCE AND NOMINATING COMMITTEE. The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Funds, for nominating individuals to serve as trustees, including as Independent Trustees and annually evaluating the Board and Committees. The Governance and Nominating Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Harry Dalzell-Payne, Leroy Keith, Jr., Geraldine M. McNamara, and Everett L. Morris. Ferdinand L.J. Verdonck is a Consulting Committee member of the Governance and Nominating Committee. The Committee met four times during the Trust's last fiscal year.

   The Committee has adopted a policy for consideration of Trustee nominees recommended by shareholders. With regards to such policy, an individual shareholder submitting a nomination must hold for at least one full year 5% of the shares of a series of the Trust. Shareholder nominees for Trustee will be given the same consideration as any candidate provided the nominee meets certain minimum requirements.


COMPENSATION

   Trustees receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices, but are compensated for their services by the Adviser. The Trust does not have any retirement plan for its Trustees.


   For the Trust's fiscal year ended November 30, 2005, the Trustees received the following compensation:

           NAME OF TRUSTEE        AGGREGATE          TOTAL COMPENSATION FROM
           ---------------       COMPENSATION         TRUST AND FUND COMPLEX
INDEPENDENT TRUSTEES              FROM TRUST       (79 FUNDS) PAID TO TRUSTEES
--------------------              ----------       ---------------------------

E. Virgil Conway                   $ 13,161                  $ 183,500
Harry Dalzell-Payne                $ 12,350                  $ 176,000
S. Leland Dill                     $  7,243                  $  66,750
Francis E. Jeffries                $  8,575*                 $ 134,750
Leroy Keith, Jr.                   $  8,153                  $  75,500
Geraldine M. McNamara              $ 11,881*                 $ 176,000
Everett L. Morris                  $ 12,553*                 $ 188,000
James M. Oates                     $ 12,649                  $ 116,011
Donald B. Romans                   $  7,243                  $  66,750
Richard E. Segerson                $  9,036*                 $  83,750

INTERESTED TRUSTEES
-------------------
Marilyn E. LaMarche                $  7,152                  $  67,761
Philip R. McLoughlin               $ 19,574                  $ 285,634

CONSULTING COMMITTEE
--------------------
Ferdinand L.J. Verdonck            $  7,446                  $  72,011

* This compensation or a portion thereof, (and the earnings thereon) was deferred pursuant to the Deferred Compensation Plan. At December 31, 2005, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for those trustees who are participating or have participated in the Deferred Compensation Plan are as follows: Mr. Jeffries, $523,673.51; Ms. McNamara, $265,046.71; Mr. Morris, $513,296.52 and Mr. Segerson, $115,530.21. At
   present, by agreement among the Fund, Phoenix Investment Partners, Ltd. ("PXP") and the electing Trustee, Trustee fees that are deferred are paid by the Fund to PXP. The liability for the deferred compensation obligation appears only as a liability of PXP, and not of the Fund.

TRUSTEE OWNERSHIP OF SECURITIES

   Set forth in the table below is the dollar range of equity securities owned by each Trustee as of December 31, 2005.


                                                                   AGGREGATE DOLLAR RANGE OF TRUSTEE
                                                                        OWNERSHIP IN ALL FUNDS
                            DOLLAR RANGE OF EQUITY SECURITIES           OVERSEEN BY TRUSTEE IN
      NAME OF TRUSTEE            IN A FUND OF THE TRUST             FAMILY OF INVESTMENT COMPANIES
      ---------------            ----------------------             ------------------------------

INDEPENDENT TRUSTEES
--------------------
E. Virgil Conway                          None                              Over $100,000
Harry Dalzell-Payne                       None                                   None
S. Leland Dill                            None                             $50,001-$100,000
Francis E. Jeffries                       None                              Over $100,000
Leroy Keith, Jr.                          None                                $1-$10,000
Geraldine M. McNamara                     None                              Over $100,000
Everett L. Morris                         None                              Over $100,000
James M. Oates                            None                              Over $100,000
Donald B. Romans                          None                              Over $100,000
Richard E. Segerson                       None                              Over $100,000

INTERESTED TRUSTEES
-------------------

Marilyn E. LaMarche                       None                                   None
Philip R. McLoughlin                      None                              Over $100,000


CONSULTING COMMITTEE
--------------------
Ferdinand L.J. Verdonck                   None                                   None

   At March 2, 2006, the Trustees and officers as a group owned less than 1% of the outstanding shares of any of the Funds.

PRINCIPAL SHAREHOLDERS


   The following table sets forth information as of March 2, 2006 with respect to each person who owns of record or is known by the Trust to own of record or beneficially own 5% or more of any class of the Funds' equity securities.

NAME OF SHAREHOLDER                        FUND AND CLASS                   PERCENTAGE OF THE CLASS     NUMBER OF SHARES
-------------------                        --------------                   -----------------------     ----------------
Charles Schwab & Co., Inc.                 Real Estate Securities Fund               19.24%                5,384,573.212
Special Custody Account for the            Class A
Benefit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

Citigroup Global Markets Inc.              International Strategies Fund              9.17%                   14,997.890
House Account                              Class C
Attn: Peter Booth, 7th Floor               Real Estate Securities Fund               11.14%                  233,014.565
333 W 34th Street                          Class B
New York, NY 10001-2402                    Real Estate Securities Fund               22.54%                  564,472.848
                                           Class C
                                           Tax-Exempt Bond Fund                       8.71%                    9,092.254
                                           Class B

First Clearing Corporation                 Tax-Exempt Bond Fund                       5.14%                    5,366.257
A/C XXXX-4975                              Class B
Mel Larson & Marilyn Larson
13000 Las Vegas Blvd
Las Vegas, NV 89044-9500

MLPF&S for the Sole                        Real Estate Securities Fund               11.98%                3,351,575.875
Benefit of its Customers                   Class A
Attn: Fund Administration                  Real Estate Securities Fund               21.86%                  457,178.575
4800 Deer Lake Dr. E. 3rd Fl.              Class B
Jacksonville, FL 32246-6484                Real Estate Securities Fund               20.96%                  524,869.946
                                           Class C
                                           Emerging Markets Bond Fund                 6.45%                  206,494.783
                                           Class A
                                           Emerging Markets Bond Fund                 6.49%                  117,879.637
                                           Class B
                                           Tax Exempt Bond Fund                       6.39%                  302,087.802
                                           Class A
                                           Tax-Exempt Bond Fund                      13.20%                   13,779.335
                                           Class B

Phoenix Equity Planning Corp.              International Strategies Fund              6.52%                   10,657.391
Attn. Corp. Accounting                     Class C
56 Prospect Street, 56P3
Hartford, CT 06103-2818

Phoenix Wealth Builder PHOLIO              International Strategies Fund             17.46%                1,160,325.091
Attn: Chris Wilkos                         Class A
Shareholder Services Dept
C/O Phoenix Equity Planning
101 Munson Street
Greenfield, MA 01301-9684

Phoenix Wealth Guardian PHOLIO             International Strategies Fund              6.45%                  428,321.487
Attn: Chris Wilkos                         Class A
Shareholder Services Dept
C/O Phoenix Equity Planning
101 Munson Street
Greenfield, MA 01301-9684

State Street Bank & Trust Co.              Emerging Markets Bond Fund                 8.36%                   20,919.670
Cust. For the IRA Rollover of              Class C
Betty T. Canedy
1019 S 106th Plz. Apt. 201
Omaha, NE 68114-4723

NAME OF SHAREHOLDER                        FUND AND CLASS                   PERCENTAGE OF THE CLASS     NUMBER OF SHARES
-------------------                        --------------                   -----------------------     ----------------

State Street Bank & Trust Co.              International Strategies Fund             5.04%                     8,239.903
Cust. For the IRA Rollover of              Class C
Irene L. Raiche
40 Summit Drive
Tolland, CT 06084-4001

Martha H. Abbott                           Tax-Exempt Bond Fund                      5.39%                     5,623.959
704 E Lake Drive                           Class B
Gladewater, TX 75647-5101


                             ADDITIONAL INFORMATION

CAPITAL STOCK AND ORGANIZATION

   The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in different series or Funds and different classes of those Funds. Holders of shares of a Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund. Shareholders of all Funds vote on the election of Trustees. On matters affecting an individual Fund (such as approval of an investment advisory agreement or a change in fundamental investment policies) and so on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular Class of Shares), a separate vote of that Fund or Class is required. The Trust does not hold regular meetings of shareholders. The Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the Shareholders may call the meeting. The Trustees will assist the Shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.

   Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of each Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to such Fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of such Fund or class. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund or class will be allocated by or under the direction of the Trustees as they determine fair and equitable.

   Unlike the stockholders of a corporation, there is possibility that the shareholders of a statutory trust such as the Trust may be personally liable for debts or claims against the Trust. The Agreement and Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust. The Agreement and Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust itself would be unable to meet its obligations.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, is the independent registered public accounting firm for the Trust.
PricewaterhouseCoopers LLP audits the Trust's annual financial statements and expresses an opinion thereon.

CUSTODIANS AND TRANSFER AGENT


   State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110 serves as the Funds' custodian. The Trust has authorized the custodians to appoint one or more subcustodians for the assets of the Trust held outside the United States. The securities and other assets of each Fund of the Trust are held by each Custodian or any subcustodian separate from the securities and assets of each other Fund.

   Pursuant to a Transfer Agent and Service Agreement with the Phoenix Funds, PEPCO acts as transfer agent for the Trust (the "Transfer Agent") for which it is paid $21.25 for each designated daily dividend shareholder account and $16.95 for each designated non-daily dividend shareholder account plus out-of-pocket expenses. The Transfer Agent is authorized to engage subagents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by the Transfer Agent. Boston Financial Data Services, Inc. serves as subtransfer agent pursuant to a Subtransfer Agency Agreement.


REPORTS TO SHAREHOLDERS


   The fiscal year of the Trust ends on November 30. The Trust will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the Trust's independent registered public accounting firm, PricewaterhouseCoopers LLP, will be sent to shareholders each year and is available without charge upon request.


FINANCIAL STATEMENTS


   The Funds' Financial statements for the Trust's fiscal year ended November 30, 2005, appearing in the Fund's 2005 Annual Report to Shareholders, are incorporated herein by reference.

                                    APPENDIX

A-1 AND P-1 COMMERCIAL PAPER RATINGS

   The Trust will only invest in commercial paper which at the date of investment is rated A-1 by Standard & Poor's Corporation or P-1 by Moody's Investors Services, Inc., or, if not rated, is issued or guaranteed by companies which at the date of investment have an outstanding debt issue rated AA or higher by Standard & Poor's or Aa or higher by Moody's.

   Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

   The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they compromise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba:        Bonds which are rated Ba are judged to have speculative elements;
           their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD AND POOR'S CORPORATION'S CORPORATE BOND RATINGS

AAA: This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA:        Bonds rated AA also qualify as high-quality debt obligations.
           Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B,
CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                           PHOENIX INSIGHT FUNDS TRUST

                                101 Munson Street
                         Greenfield, Massachusetts 01301

                         Equity Funds                                                 Fixed Income Funds
                         ------------                                                 ------------------
                 Phoenix Insight Balanced Fund                                     Phoenix Insight Bond Fund
               Phoenix Insight Core Equity Fund                              Phoenix Insight High Yield Bond Fund
             Phoenix Insight Emerging Markets Fund                     Phoenix Insight Intermediate Government Bond Fund
                  Phoenix Insight Equity Fund                          Phoenix Insight Intermediate Tax-Exempt Bond Fund
                  Phoenix Insight Index Fund                             Phoenix Insight Short/Intermediate Bond Fund
              Phoenix Insight International Fund                             Phoenix Insight Tax-Exempt Bond Fund
             Phoenix Insight Small-Cap Growth Fund
          Phoenix Insight Small-Cap Opportunity Fund                                  Money Market Funds
             Phoenix Insight Small-Cap Value Fund                                     ------------------
                                                                         Phoenix Insight Government Money Market Fund
                                                                               Phoenix Insight Money Market Fund
                                                                         Phoenix Insight Tax-Exempt Money Market Fund

                       STATEMENT OF ADDITIONAL INFORMATION

                                  June 26, 2006

   The Statement of Additional Information ("SAI") is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of the Phoenix Insight Funds Trust ("the Trust"), dated June 26, 2006, and should be read in conjunction with it. The SAI incorporates by reference certain information that appears in the Trust's annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the Trust's Prospectus, annual or semiannual reports by visiting the Phoenix Funds' Web sites at PhoenixFunds.com or PhoenixInvestments.com, calling Phoenix Equity Planning Corporation ("PEPCO") at (800) 243-4361 or by writing to PEPCO at One American Row, P.O. Box 5056, Hartford, CT 06102-5056.


                                TABLE OF CONTENTS

                                                                            PAGE

The Trust .....................................................................1
Investment Restrictions .......................................................1
Master Fund/Feeder Structure...................................................2
Investment Techniques and Risks ...............................................3

Ratings.......................................................................24
Performance Information ......................................................24
Portfolio Turnover ...........................................................27
Portfolio Transactions and Brokerage .........................................27
Disclosure of Fund Holdings...................................................28
Services of the Adviser and Subadvisers.......................................30
Portfolio Managers ...........................................................35
Net Asset Value ..............................................................39
How to Buy Shares ............................................................40
Alternative Purchase Arrangements ............................................40
Investor Account Services ....................................................42
How to Redeem Shares .........................................................44
Dividends, Distributions and Taxes ...........................................45
Tax Sheltered Retirement Plans ...............................................49
The Distributor ..............................................................49
Service and Distribution Plans................................................52
Management of the Trust.......................................................53
Additional Information .......................................................68
Appendix......................................................................70


                      Mutual Fund Services: (800) 243-1574
                    Adviser Consulting Group: (800) 243-4361
                         Text Telephone: (800) 243-1926

                                    THE TRUST

   The Trust is an open-end management investment company organized as a Massachusetts business trust on December 6, 1995. Prior to May 18, 2006, it was named Harris Insight Funds Trust.

   The Trust's Prospectus describes the investment objectives and strategies that each of the Funds currently offered by the Trust will employ in seeking to achieve its investment objective. The "Equity Funds" are: Phoenix Insight Balanced Fund ("Balanced Fund"), Phoenix Insight Core Equity Fund ("Core Equity Fund"), Phoenix Insight Emerging Market Fund ("Emerging Market Fund"), Phoenix Insight Equity Fund ("Equity Fund"), Phoenix Insight Index Fund ("Index Fund"), Phoenix Insight International Fund ("International Fund"), Phoenix Insight Small-Cap Growth Fund ("Small-Cap Growth Fund), Phoenix Insight Small-Cap Opportunity Fund ("Small-Cap Opportunity Fund"), and Phoenix Insight Small-Cap Value Fund ("Small-Cap Value Fund"). The "Fixed Income Funds" are Phoenix Insight Bond Fund ("Bond Fund"), Phoenix Insight High Yield Bond Fund ("High Yield Bond Fund"), Phoenix Insight Intermediate Government Bond Fund ("Intermediate Government Bond Fund"), Phoenix Insight Intermediate Tax-Exempt Bond Fund ("Intermediate Tax-Exempt Bond Fund"), Phoenix Insight Short/Intermediate Bond Fund ("Short/Intermediate Bond Fund"), and Phoenix Insight Tax-Exempt Bond Fund ("Tax-Exempt Bond Fund"). The "Money Market Funds" are Phoenix Insight Government Money Market Fund ("Government Money Market Fund"), Phoenix Insight Money Market Fund ("Money Market Fund"), and Phoenix Insight Tax-Exempt Money Market Fund ("Tax-Exempt Money Market Fund"). Each of the "Equity Funds", "Fixed Income Funds" and "Money Market Funds" are each, a "Fund" and, together, the "Funds". Each Fund's investment objective is a non-fundamental policy of that Fund and may be changed by the Board of Trustees without the approval of the Fund's shareholders. The following discussion supplements the disclosure in the Prospectus.

                             INVESTMENT RESTRICTIONS

   The following investment restrictions have been adopted by the Trust with respect to the each of the Funds. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the Investment Company Act of 1940, as amended, ("the 1940 Act") to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

   (1) No diversified Fund may, with respect to 75% of its assets, invest more than 5% of its assets (valued at the time of investment) in securities of any one issuer, except for securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or repurchase agreements for such securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies. This is not a fundamental policy of the Funds.

   (2) No Fund may, with respect to 75% of its assets, acquire securities of any one issuer that at the time of investment represent more than 10% of the voting securities of the issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies. This is not a fundamental policy of the Funds.

   (3) No Fund may invest more than 25% of its assets (valued at the time of investment) in securities of companies in any one industry, except that (a) this restriction does not apply to investments in (i) securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, (ii) municipal obligations (for purposes of this restriction, private activity bonds shall not be deemed municipal obligations if the payment of principal and interest on such bonds is the ultimate responsibility of non-governmental users), and (iii) in the case of the Money Market Fund, bank obligations that are otherwise permitted as investments, and (b) all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies.

   (4) No Fund may borrow money except to the extent permitted by applicable law, regulation or order.

   (5) No Fund may issue any senior security except to the extent permitted by applicable law, regulation or order.

   (6) No Fund may underwrite the distribution of securities of other issuers; however, (a) the Fund may acquire "restricted" securities that, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale and (b) all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies.

   (7) No Fund may make loans, but this restriction shall not prevent the Fund from (a) investing in debt obligations, (b) investing in money market instruments or repurchase agreements, (c) participating in an interfund lending program among Funds having a common investment adviser or distributor to the extent permitted by applicable law or (d) lending its portfolio securities. The Fund will not lend securities having a value in excess of 33-1/3% of its assets, including collateral received for loaned securities (valued at the time of any loan).

   (8) No Fund may purchase or sell real estate or interests in real estate, although it may invest in securities secured by interests in real estate and securities of enterprises that invest in real estate or interests in real estate, and may acquire and dispose of real estate or interests in real estate acquired through the exercise of rights as a holder of debt obligations secured by real estate or interests therein.

   (9) No Fund may purchase or sell commodities or commodity contracts, except that it may enter into (a) futures, options, and options on futures, (b) forward contracts, and (c) other financial transactions not requiring the delivery of physical commodities.

   (10) No Fund may invest in the securities of other investment companies except to the extent permitted by applicable law, regulation or order or rule of the Commission.

   (11) No Fund may purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions) or participate in a joint or on a joint or several basis in any trading account in securities. This is not a fundamental policy of the Funds.

   (12) No Fund may invest more than 15% (10% in the case of a Money Market
Fund) of its net assets (valued at the time of investment) in illiquid securities, including repurchase agreements maturing in more than seven days. This is not a fundamental policy of the Funds.

   (13) No Fund may make short sales of securities unless (a) the Fund owns at least an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into at least an equal amount of such securities or (b) the securities sold are "when issued" or "when distributed" securities that the Fund expects to receive in a recapitalization, reorganization or other exchange for securities that it contemporaneously owns or has the right to obtain and provided that transactions in options, futures and options on futures are not treated as short sales. This is not a fundamental policy of the Funds.


   (14) As a matter of fundamental policy, none of the foregoing investment policies or restrictions of a Fund shall prohibit a Fund from investing all or substantially all of its assets in the shares of another registered open-end investment company having the same investment objective and substantially similar policies and restrictions.


   Except as noted below, if any percentage restriction described above for a Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction except with respect to invest restriction (12), at no time may the value of the illiquid securities held by a Money Market Fund exceed 10% of the Fund's total assets. With respect to investment restriction (4), in the event that asset coverage for all borrowings shall at any time fall below 300 per centum, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum.

   For purposes of these investment restrictions, as well as for purposes of diversification under the 1940 Act, the identification of the issuer of a municipal obligation depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of a "private activity bond," if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user would be deemed to be the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guarantee would be considered a separate security and be treated as an issue of such government or entity.

                        MASTER FUND/FEEDER FUND STRUCTURE

   The shareholders of each Fund have authorized the Fund to become a "feeder fund" by investing substantially all of its investable assets in another open-end management investment company having the same investment objective and substantially similar policies and restrictions (a "Master Fund/Feeder Fund Structure"). Prior to the conversion of any Fund to a feeder fund, however, the Board of Trustees would be required to approve the conversion and shareholders would be notified.

   Although the Trust's Board of Trustees has not determined that any of the Funds should convert to a Master Fund/Feeder Fund Structure at this time, the Board of Trustees believes it could be in the best interests of some or all of the Funds at some future date and could vote at some time in the future to convert the Fund into a "Feeder Fund" under which all of the assets of the Fund would be invested in a Master Fund. The Feeder Fund would transfer its assets to a Master Fund in exchange for shares of beneficial interest in the Master Fund having the same net asset value as the value of the assets transferred. (The ownership interests of the Fund's shareholders would not be altered by this change.)

                         INVESTMENT TECHNIQUES AND RISKS

   The Funds may each utilize the following practices or techniques in pursuing their investment objectives.

ASSET-BACKED SECURITIES

   Each Fund may purchase asset-backed securities, which represent direct or indirect participation in, or are secured by and payable from, assets other than mortgage-backed assets such as installment loan contracts, leases of various types of real and personal property, motor vehicle installment sales contracts and receivables from revolving credit (credit card) agreements. In accordance with guidelines established by the Trust's Board of Trustees, asset-backed securities may be considered illiquid securities and, therefore, may be subject to a Fund's 15% (10% with respect to the Money Market Funds) limitation on such investments. Asset-backed securities, including adjustable rate asset-backed securities, have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks, including prepayment risk. See "Mortgage-Related Securities" below.

   Assets are securitized through the use of trusts, special purpose corporations and other entities that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Asset-backed securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-backed securities. As a result, there is a risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities.

BANK OBLIGATIONS

   Each Fund may invest in bank obligations, including negotiable certificates of deposit, bankers' acceptances and time deposits of U.S. banks (including savings banks and savings associations), foreign branches of U.S. banks, foreign banks and their non-U.S. branches (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and wholly-owned banking-related subsidiaries of foreign banks. The Money Market Fund limits its investments in domestic bank obligations to obligations of U.S. banks (including foreign branches and thrift institutions) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System, are examined by Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation ("U.S. banks"). The Money Market Fund limits its investments in foreign bank obligations to U.S. dollar-denominated obligations of foreign banks (including U.S. branches): (a) which banks at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets and (ii) are among the 100 largest banks in the world, as determined on the basis of assets, and have branches or agencies in the U.S.; and (b) which obligations, in the opinion of HIM, are of an investment quality comparable to obligations of U.S. banks that may be purchased by the Money Market Fund. Each of the Short/Intermediate Bond Fund, the Ultra Short Duration Bond Fund and the Money Market Fund may invest more than 25% of the current value of its total assets in obligations (including repurchase agreements) of: (a) U.S. banks; (b) U.S. branches of foreign banks that are subject to the same regulation as U.S. banks by the U.S. Government or its agencies or instrumentalities; or (c) foreign branches of U.S. banks if the U.S. banks would be unconditionally liable in the event the foreign branch failed to pay on such obligations for any reason.

   Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand but may be subject to early withdrawal penalties which could reduce the Fund's yield. Deposits subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities if there is no readily available market for the securities. A Fund's investments in the obligations of foreign banks and their branches, agencies or subsidiaries may be obligations of the parent, of the issuing branch, agency or subsidiary, or both.

BORROWING

   Each Fund may borrow up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, which borrowing may be secured by the pledge of up to 10% of the current value of the Fund's net assets. Investments may not be purchased while any aggregate borrowings in excess of 5% exist.

COMMON AND PREFERRED STOCK

   The Equity Funds and the High Yield Bond Fund may invest in common and preferred stock. Common stockholders are the owners of the company issuing the stock and, accordingly, usually have the right to vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, in the event of liquidation of the company, would be entitled to their pro rata shares of the company's assets after creditors (including fixed income security holders) and, if applicable, preferred stockholders are paid. Preferred stock is a class of stock having a preference over common stock as to dividends or upon liquidation. A preferred stockholder is a shareholder in the company and not a creditor of the company as is a holder of the company's fixed income securities. Dividends paid to common and preferred stockholders are distributions of the earnings or other surplus of the company and not interest payments, which are expenses of the company. Equity securities owned by a Fund may be traded in the over-the-counter market or on a securities exchange and may not be traded every day or in the volume typical of securities traded on a major U.S. national securities exchange. As a result, disposition by a Fund of a portfolio security to meet redemptions by shareholders or otherwise may require the Fund to sell the security at less than the reported value of the security, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time. The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth.

   Stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than other types of securities. Smaller or newer issuers may be more likely to realize more substantial growth or suffer more significant losses. Investments in these companies can be both more volatile and more speculative. The Small-Cap Growth Fund, the Small-Cap Opportunity Fund, and the Small-Cap Value Fund have heightened exposure to these risks due to their policy of investing in smaller companies.

CONVERTIBLE SECURITIES

   The Equity Funds and the Fixed Income Funds may invest in convertible preferred stock and bonds, which are fixed income securities that are convertible into common stock at a specified price or conversion ratio. Because they have the characteristics of both fixed-income securities and common stock, convertible securities sometimes are called "hybrid" securities. Convertible bonds, debentures and notes are debt obligations offering a stated interest rate; convertible preferred stocks are senior securities offering a stated dividend rate. Convertible securities will at times be priced in the market like other fixed income securities: that is, their prices will tend to rise when interest rates decline and will tend to fall when interest rates rise. However, because a convertible security provides an option to the holder to exchange the security for either a specified number of the issuer's common shares at a stated price per share or the cash value of such common shares, the security market price will tend to fluctuate in relationship to the price of the common shares into which it is convertible. Thus, convertible securities ordinarily will provide opportunities for producing both current income and longer-term capital appreciation. Because convertible securities are usually viewed by the issuer as future common stock, they are generally subordinated to other senior securities and therefore are rated one category lower than the issuer's non-convertible debt obligations or preferred stock.

   See additional information on ratings and debt obligations below under "Debt Securities" and in Appendix A of this SAI.

DEBT SECURITIES

   Each Fund may invest in debt, or fixed income, securities. Debt, or fixed income, securities (which include corporate bonds, commercial paper, debentures, notes, Government securities, municipal obligations, state- or state agency-issued obligations, obligations of foreign issuers, asset- or mortgage-backed securities, and other obligations) are used by issuers to borrow money and thus are debt obligations of the issuer. Holders of debt securities are creditors of the issuer, normally ranking ahead of holders of both common and preferred stock as to dividends or upon liquidation. The issuer usually pays a fixed, variable, or floating rate of interest and must repay the amount borrowed at the security's maturity. Some debt securities, such as zero-coupon securities (discussed below), do not pay interest but are sold at a deep discount from their face value.

   Yields on debt securities depend on a variety of factors, including the general conditions of the money, bond, and note markets, the size of a particular offering, the maturity date of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to greater price fluctuations in response to changes in market conditions than obligations with shorter maturities. An increase in interest rates generally will reduce the market value of portfolio debt securities, while a decline in interest rates generally will increase the value of the same securities. The achievement of a Fixed Income Fund's investment objective depends in part on the continuing ability of the issuers of the debt securities in which a Fund invests to meet their obligations for the payment of principal and interest when due. Obligations of issuers of debt securities are subject to the provisions of bankruptcy, insolvency, sovereign immunity, and other laws that affect the rights and remedies of creditors. There is also the possibility that, as a result of litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may be materially affected.

   The rating or quality of a debt security refers to the issuer's creditworthiness, i.e., its ability to pay principal and interest when due. Higher ratings indicate better credit quality, as rated by independent rating organizations such as Moody's Investors Service, Standard & Poor's, or Fitch, which publish their ratings on a regular basis. Appendix A provides a description of the various ratings provided for bonds (including convertible bonds), municipal bonds, and commercial paper.

   DURATION. Duration is a time measure of a bond's interest-rate sensitivity, based on the weighted average of the time periods over which a bond's cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond's price. (A bond's cash flows consist of coupon payments and repayment of capital.) A bond's duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

   HIGH YIELD DEBT SECURITIES. Securities rated "BB", "B", or "CCC" by Standard & Poor's ("Ba" or lower by Moody's) are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, with "B" indicating a lesser degree of speculation than "CCC". Such securities are frequently referred to as "high yield" securities or "junk bonds". While such debt may have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Securities rated "CCC" ("Caa" by Moody's) have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

   While the market values of low-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain low-rated and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, low-rated securities and comparable unrated securities generally present a higher degree of credit risk, and yields on such securities will fluctuate over time. Issuers of low-rated and comparable unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because low-rated and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for low-rated and comparable unrated securities may diminish the Fund's ability to obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value.

   Fixed-income securities, including low-rated securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as a Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to the Fund.

   To the extent that there is no established retail secondary market for low-rated and comparable unrated securities, there may be little trading of such securities in which case the responsibility of the Trust's Board of Trustees to value such securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available. In addition, a Fund's ability to dispose of the bonds may become more difficult. Furthermore, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

   The market for certain low-rated and comparable unrated securities has not weathered a major economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could likely disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and could result in a higher incidence of defaults.

   TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

DEPOSITORY RECEIPTS


   The Emerging Markets Fund, the International Fund, the Small-Cap Growth Fund, and the High Yield Bond Fund may purchase sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and similar securities ("Depositary Receipts"). Each of the Equity Funds not previously named also may invest in ADRs and EDRs. Depositary Receipts are typically issued by a financial institution ("depository") and evidence ownership interests in a security or a pool of securities ("underlying securities") that have been deposited with the depository. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Fund's investment policies, investments in Depositary Receipts will be deemed to be investments in the underlying securities. Thus, a Depositary Receipt representing ownership of common stock will be treated as common stock.


DOLLAR ROLLS

   A Fund may enter into a mortgage dollar roll in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.


EMERGING MARKET SECURITIES

   The Emerging Markets Fund and International Fund may invest in countries or regions with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets will include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low-to-middle-income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the subadviser to be an emerging market as defined above. The International Fund may also invest in securities of: (i) companies the principal securities trading market for which is an emerging market country; (ii) companies organized under the laws of, and with a principal office in, an emerging market country, or
(iii) companies whose principal activities are located in emerging market countries.

   The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of portfolio securities or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.


   Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

   Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Fund.


   ADDITIONAL RISK FACTORS. As a result of its investments in foreign securities, the International Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the Fund may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the subadviser believes that the applicable rate is unfavorable at the time the currencies are received or the subadviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time.

   In addition, the Fund may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract. The Fund may hold foreign currency in anticipation of purchasing foreign securities. The Fund may also elect to take delivery of the currencies' underlying options or forward contracts if, in the judgment of the subadviser, it is in the best interest of the Fund to do so. In such instances as well, the Fund may convert the foreign currencies to dollars at the then current exchange rates, or may hold such currencies for an indefinite period of time.

   While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Fund's profit or loss on currency options or forward contracts, as well as its hedging strategies.

EURODOLLAR INSTRUMENTS

   The Emerging Markets Fund and International Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offering Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

FLOATING AND VARIABLE RATE OBLIGATIONS

   Each Fund may purchase securities having a floating or variable rate of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. These adjustments tend to decrease the sensitivity of the security's market value to changes in interest rates. The Sub-Adviser will monitor, on an ongoing basis, the ability of an issuer of a floating or variable rate demand instrument to pay principal and interest on demand. A Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument to make payment when due, except when such demand instrument permits same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the Funds' custodian subject to a sub-custodian agreement between the bank and the Funds' custodian.

   The floating and variable rate obligations that the Funds may purchase include certificates of participation in such obligations purchased from banks. A certificate of participation gives a Fund an undivided interest in the underlying obligations in the proportion that the Fund's interest bears to the total principal amount of the obligation. Certain certificates of participation may carry a demand feature that would permit the holder to tender them back to the issuer prior to maturity. The Money Market Funds may invest in certificates of participation even if the underlying obligations carry stated maturities in excess of thirteen months upon compliance with certain conditions contained in a rule of the Securities and Exchange Commission (the "Commission"). The income received on certificates of participation in tax-exempt municipal obligations constitutes interest from tax-exempt obligations.

   Each Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in prevailing market interest rates or changes in the issuer's creditworthiness.

   Certain variable rate securities pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as inverse floaters). For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. During periods when short-term interest rates are relatively low as compared to long-term interest rates, a Fund may attempt to enhance its yield by purchasing inverse floaters. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. While this form of leverage may increase the security's yield, it may also increase the volatility of the security's market value.

   A floating or variable rate instrument may be subject to the Fund's percentage limitation on illiquid securities if there is no reliable trading market for the instrument or if the Fund may not demand payment of the principal amount within seven days.

FOREIGN CURRENCY AND FOREIGN CURRENCY FORWARD CONTRACTS, FUTURES, AND OPTIONS

   When investing in foreign securities, a Fund usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. The Fund incurs expenses in converting assets from one currency to another.

   FORWARD CONTRACTS. Each of the Equity Funds and the Fixed Income Funds, except for the Tax-Exempt Bond Fund and the Intermediate Tax-Exempt Bond Fund, may enter into foreign currency forward contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date ("forward contracts"). Forward contracts may be entered into by the Fund for hedging purposes, either to "lock-in" the U.S. dollar purchase price of the securities denominated in a foreign currency or the U.S. dollar value of interest and dividends to be paid on such securities, or to hedge against the possibility that the currency of a foreign country in which a Fund has investments may suffer a decline against the U.S. dollar, as well as for non-hedging purposes. A Fund may also enter into a forward contract on one currency in order to hedge against risk of loss arising from fluctuations in the value of a second currency ("cross hedging"), if in the judgment of the Sub-Adviser, a reasonable degree of correlation can be expected between movements in the values of the two currencies. By entering into such transactions, however, the Fund may be required to forego the benefits of advantageous changes in exchange rates. Forward contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments and their use involves certain risks beyond those associated with transactions in futures contracts or options traded on an exchange, including counterparty credit risk.

   Each of the Emerging Markets Fund and the International Fund may also enter into transactions in forward contracts for other than hedging purposes that present greater profit potential but also involve increased risk. For example, if the Sub-Adviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, the Funds may purchase or sell such currency, respectively, through a forward contract. If the expected changes in the value of the currency occur, the Funds will realize profits that will increase their gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Funds may sustain losses that will reduce their gross income. Such transactions, therefore, could be considered speculative.

   The Funds have established procedures consistent with statements by the Commission and its staff regarding the use of forward contracts by registered investment companies, which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts. In those instances in which the Funds satisfy this requirement through segregation of assets, they will segregate appropriate liquid securities, which will be marked to market on a daily basis, in an amount equal to the value of their commitments under forward contracts.

   Only a limited market, if any, currently exists for hedging transactions relating to currencies in many emerging market countries, or to securities of issuers domiciled or principally engaged in business in emerging market countries, in which the Emerging Markets Fund or the International Fund may invest. This may limit a Fund's ability to effectively hedge its investments in those emerging markets.

   FOREIGN CURRENCY FUTURES. Generally, foreign currency futures provide for the delivery of a specified amount of a given currency, on the settlement date, for a pre-negotiated price denominated in U.S. dollars or other currency. Foreign currency futures contracts would be entered into for the same reason and under the same circumstances as forward contracts. The Sub-Adviser will assess such factors as cost spreads, liquidity and transaction costs in determining whether to utilize futures contracts or forward contracts in its foreign currency transactions and hedging strategy. These contracts may be traded on an exchange or over-the-counter.

   Purchasers and sellers of foreign currency futures contracts are subject to the same risks that apply to the buying and selling of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described below. The Fund must accept or make delivery of the underlying foreign currency, through banking arrangements, in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country.

   FOREIGN CURRENCY OPTIONS. Each of the Emerging Markets Fund, the International Fund and the Small-Cap Growth Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward contracts. For example, in order to protect against declines in the dollar value of portfolio securities which are denominated in a foreign currency, the Fund may purchase put options on an amount of such foreign currency equivalent to the current value of the portfolio securities involved. As a result, the Fund would be able to sell the foreign currency for a fixed amount of U.S. dollars, thereby securing the dollar value of the portfolio securities (less the amount of the premiums paid for the options). Conversely, the Fund may purchase call options on foreign currencies in which securities it anticipates purchasing are denominated to secure a set U.S. dollar price for such securities and protect against a decline in the value of the U.S. dollar against such foreign currency. The Fund may also purchase call and put options to close out written option positions.

   A Fund may also write covered call options on foreign currency to protect against potential declines in its portfolio securities that are denominated in foreign currencies. If the U.S. dollar value of the portfolio securities falls as a result of a decline in the exchange rate between the foreign currency in which it is denominated and the U.S. dollar, then a loss to the Fund occasioned by such value decline would be reduced by receipt of the premium on the option sold. At the same time, however, the Fund gives up the benefit of any rise in value of the relevant portfolio securities above the exercise price of the option and, in fact, only receives a benefit from the writing of the option to the extent that the value of the portfolio securities falls below the price of the premium received. A Fund may also write options to close out long call option positions. A covered put option on a foreign currency would be written by the Fund for the same reason it would purchase a call option, namely, to hedge against an increase in the U.S. dollar value of a foreign security which the Fund anticipates purchasing. Here, the receipt of the premium would offset, to the extent of the size of the premium, any increased cost to the Fund resulting from an increase in the U.S. dollar value of the foreign security. However, the Fund could not benefit from any decline in the cost of the foreign security that is greater than the price of the premium received. A Fund may also write options to close out long put option positions. The Fund's ability to establish and close out positions on foreign currency options is subject to the maintenance of a liquid secondary market. These instruments may be traded on an exchange or over-the-counter.

   The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a "hedged" investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

   As in the case of other kinds of options, the use of foreign currency options constitutes only a partial hedge and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may not necessarily constitute an effective hedge against fluctuations in exchange rates and, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

   Options on foreign currencies written or purchased by a Fund may be traded on U.S. or foreign exchanges or over-the-counter. There is no systematic reporting of last sale information for foreign currencies traded over-the-counter or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

   FOREIGN CURRENCY WARRANTS. The Emerging Markets Fund and International Fund may each invest in foreign currency warrants. Foreign currency warrants such as Currency Exchange Warrants ("CEWs") are warrants that entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of prospective purchases of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may be used to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. Upon exercise of warrants, there may be a delay between the time the holder gives instructions to exercise and the time the exchange rate relating to exercise is determined, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

   PRINCIPAL EXCHANGE RATE LINKED SECURITIES. The Emerging Markets Fund and the International Fund may invest in principal exchange rate linked securities. Principal exchange rate linked securities (or "PERLS") are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar, "reverse" PERLS are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLS may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

   PERFORMANCE INDEXED PAPER. The Emerging Markets Fund and International Fund may invest in performance indexed paper. Performance indexed paper (or "PIP") is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about the time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

FOREIGN INVESTMENT COMPANIES

   Some of the countries in which the Emerging Markets Fund, the International Fund or the Small-Cap Growth Fund may invest, may not permit, or may place economic restrictions on, direct investment by outside investors. Investments in such countries may be permitted only through foreign government-approved or -authorized investment vehicles, which may include other investment companies. These Funds may also invest in other investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, a Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the Fund does not own more than 3% of the voting stock of any one investment company. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. Those expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

FOREIGN SECURITIES

   Investing in foreign securities generally represents a greater degree of risk than investing in domestic securities, due to possible exchange controls or exchange rate fluctuations, limits on repatriation of capital, less publicly available information as a result of accounting, auditing, and financial reporting standards different from those used in the U.S., more volatile markets, less securities regulation, less favorable tax provisions, political or economic instability, war or expropriation. As a result of its investments in foreign securities, a Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated.


   Each of the Emerging Markets Fund, the International Fund and the High Yield Bond Fund, may invest a portion of its assets in certain sovereign debt obligations known as "Brady Bonds." Brady Bonds are issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. The Brady Plan contemplates, among other things, the debtor nation's adoption of certain economic reforms and the exchange of commercial bank debt for newly issued bonds. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as the World Bank or the International Monetary Fund (the "IMF"). The World Bank or IMF supports the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to replenish reserves used to reduce outstanding bank debt. Under these loan agreements or other arrangements with the World Bank or IMF, debtor nations have been required to agree to implement certain domestic monetary and fiscal reforms. The Brady Plan sets forth only general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.


   Agreements implemented under the Brady Plan are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, each country offers different financial packages. Options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, and bonds bearing an interest rate that increases over time and the advancement of the new money for bonds. The principal of certain Brady Bonds has been collateralized by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, World Bank and the debtor nations' reserves. Interest payments may also be collateralized in part in various ways.

   Brady Bonds are often viewed as having three or four valuation components:
(i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds can be viewed as speculative.

   Each of the other Equity Funds, except for the Balanced Fund, may invest up to 10% of its total assets in dollar-denominated foreign equity and debt securities. The Balanced Fund, the Bond Fund, the High Yield Bond Fund and the Short/Intermediate Bond Fund (each with respect to 20% of its total assets) may invest in non-convertible and convertible debt of foreign banks, foreign corporations and foreign governments which obligations are denominated in and pay interest in U.S. dollars. The Money Market Fund may invest in non-convertible debt of foreign banks, foreign corporations and foreign governments which obligations are denominated in and pay interest in U.S. dollars. The Intermediate Government Bond Fund may invest in dollar-denominated Eurodollar securities that are guaranteed by the U.S. Government or its agencies or instrumentalities.

FUNDING AGREEMENTS

   Funding agreements are insurance contracts between an investor and the issuing insurance company. For the issuer, they represent senior obligations under an insurance product. For the investor, and from a regulatory perspective, these agreements are treated as securities. These agreements, like other insurance products, are backed by claims on the general assets of the issuing entity and rank on the same priority level as other policy holder claims. Funding agreements typically are issued with a one-year final maturity and a variable interest rate, which may adjust weekly, monthly, or quarterly. Some agreements carry a seven-day put feature. A funding agreement without this feature is considered illiquid. These agreements are regulated by the state insurance board of the state where they are executed.

GOVERNMENT SECURITIES

   Government securities consist of obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises ("Government Securities"). Obligations of the U.S. Government agencies and instrumentalities are debt securities issued by U. S. Government-sponsored enterprises and federal agencies. Some of these obligations are supported by:
(a) the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association participation certificates); (b) the limited authority of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Bank); (c) the discretionary authority of the U.S. Government to purchase certain obligations (such as securities of the Federal National Mortgage Association); or (d) the credit of the issuer only. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. In cases where U.S. Government support of agencies or instrumentalities is discretionary, no assurance can be given that the U.S. Government will provide financial support, since it is not legally obligated to do so.

GUARANTEED INVESTMENT CONTRACTS

   Each of the Bond Fund, the Short/Intermediate Bond Fund and the Money Market Fund may invest in guaranteed investment contracts ("GICs") issued by U.S. and Canadian insurance companies. A GIC requires the investor to make cash contributions to a deposit fund of an insurance company's general account. The insurance company then makes payments to the investor based on negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the insurance company's general assets. Generally, a GIC is not assignable or transferable without the permission of the issuing insurance company, and an active secondary market in GICs does not currently exist.


HEDGING TRANSACTIONS


   The High Yield Bond Fund may enter into various hedging transactions, such as interest rate swaps, and the purchase and sale of interest rate collars, caps and floors. Hedging is a means of transferring risk that an investor does not desire to assume in an uncertain interest or exchange rate environment. The subadviser believes it is possible to reduce the effect of interest rate fluctuations on the value of the Fund's portfolio, or sectors thereof, through the use of such strategies.

   Interest rate swaps involve the exchange with another party of commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but gives up the benefit of an interest rate decline below the minimum amount. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily having an aggregate net asset value at least equal to the accrued excess will be specifically designated on the accounting records of the Fund. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

ILLIQUID SECURITIES AND RESTRICTED SECURITIES

   Each Fund may invest up to 15% (10% with respect to the Money Market Funds) of its net assets in securities that are considered illiquid. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act") ("restricted securities"), securities that are otherwise not readily marketable, such as over-the-counter options, and repurchase agreements not entitling the holder to payment of principal in seven days. Subject to the oversight of the Trust's Board of Trustees, the Sub-Adviser determines and monitors the liquidity of portfolio securities.

   Repurchase agreements, reverse repurchase agreements and time deposits that do not provide for payment to the Fund within seven days after notice or which have a term greater than seven days are deemed illiquid securities for this purpose unless such securities are variable amount master demand notes with maturities of nine months or less or unless the Sub-Adviser has determined that an adequate trading market exists for such securities or that market quotations are readily available.

   The Funds may purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act and commercial paper issued in reliance upon the exemption in Section 4(2) of the 1933 Act, for which an institutional market has developed. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on the issuer's ability to honor a demand for repayment of the unregistered security. A security's contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of the security. These securities may be determined to be liquid in accordance with guidelines established by the Trust's Board of Trustees. Those guidelines take into account trading activity in the securities and the availability of reliable pricing information, among other factors. The Board of Trustees monitors implementation of those guidelines on a periodic basis.

INDEX FUTURES CONTRACTS AND OPTIONS ON INDEX FUTURES CONTRACTS

   Each Equity Fund and Fixed Income Fund may attempt to reduce the risk of investment in equity and other securities by hedging a portion of each portfolio through the use of futures contracts on indices and options on such indices traded on a securities or futures exchange. Each of these Funds may hedge a portion of its portfolio by selling index futures contracts to limit exposure to decline. During a market advance or when the Sub-Adviser anticipates an advance, a Fund may hedge a portion of its portfolio by purchasing index futures or options on indices. This affords a hedge against the Fund's not participating in a market advance at a time when it is not fully invested and serves as a temporary substitute for the purchase of individual securities that may later be purchased in a more advantageous manner. The Index Fund may maintain Standard & Poor's 500 Index futures contracts to simulate full investment in that index while retaining a cash position for fund management purposes, to facilitate trading or to reduce transaction costs. A Fund will sell options on indices only to close out existing hedge positions.

   A securities index assigns relative weightings to the securities in the index, and the index generally fluctuates with changes in the market values of those securities. A securities index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific securities index at the close of the last trading day of the contract and the price at which the agreement is made. Unlike the purchase or sale of an underlying security, no consideration is paid or received by a Fund upon the purchase or sale of a securities index futures contract. When the contract is executed, each party deposits with a broker or in a segregated custodial account a percentage of the contract amount, which may be as low as 5% or less, called the "initial margin." During the term of the contract, the amount of this deposit is adjusted, based on the current value of the futures contract, by payments of variation margin to or from the broker or segregated account.

   Municipal bond index futures contracts, which are based on an index of 40 tax-exempt, municipal bonds with an original issue size of at least $50 million and a rating of A or higher by Standard & Poor's ("S&P") or A or higher by Moody's Investors Service ("Moody's"), began trading in mid-1985. No physical delivery of the underlying municipal bonds in the index is made. The Fixed Income Funds may utilize any such contracts and associated put and call options for which there is an active trading market.

   Except for the Index Fund, a Fund will use index futures contracts only as a hedge against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which it intends to purchase and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of the Fund. A Fund will sell index futures only if the amount resulting from the multiplication of the then-current level of the indices upon which its futures contracts which would be outstanding do not exceed one-third of the value of the Fund's net assets. Also, a Fund may not purchase or sell index futures if, immediately thereafter, the sum of the premiums paid for unexpired options on futures contracts and margin deposits on the Fund's outstanding futures contracts would exceed 5% of the market value of the Fund's total assets. When a Fund purchases index futures contracts, it will segregate appropriate liquid securities equal to the market value of the futures contracts.

   There are risks that are associated with the use of futures contracts for hedging purposes. The price of a futures contract will vary from day to day and should parallel (but not necessarily equal) the changes in price of the underlying securities that are included in the index. The difference between these two price movements is called "basis." There are occasions when basis becomes distorted. For instance, the increase in value of the hedging instruments may not completely offset the decline in value of the securities in the portfolio. Conversely, the loss in the hedged position may be greater than the capital appreciation that a Fund experiences in its securities positions. Distortions in basis are more likely to occur when the securities hedged are not part of the index covered by the futures contract. Further, if market values do not fluctuate, a Fund will sustain a loss at least equal to the commissions on the financial futures transactions.

   All investors in the futures market are subject to initial margin and variation margin requirements. Changes in the initial and variation margin requirements may influence an investor's decision to close out the position. The normal relationship between the securities and futures markets may become distorted if changing margin requirements do not reflect changes in value of the securities. The margin requirements in the futures market are substantially lower than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary basis distortion. The margin requirements may be changed by the exchanges, including for open positions that may have already been established by the Fund.

   In the futures market, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions, and/or daily price fluctuation limits. Each market may establish a limit on the amount by which the daily market price of a futures contract may fluctuate. Once the market price of a futures contract reaches its daily price fluctuation limit, positions in the contract can be neither taken nor liquidated unless traders are willing to effect trades at or within the limit. The holder of a futures contract (including a Fund) may therefore be locked into its position by an adverse price movement for several days or more, which may be to its detriment. If a Fund could not close its open position during this period, it would continue to be required to make daily cash payments of variation margin. The risk of loss to a Fund is theoretically unlimited when it writes (sells) a futures contract because it is obligated to settle for the value of the contract unless it is closed out, regardless of fluctuations in the price of the underlying index. When a Fund purchases a put option or call option, however, unless the option is exercised, the maximum risk of loss to the Fund is the price of the put option or call option purchased.

   Options on securities indices are similar to options on securities except that, rather than the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on securities, all settlements are in cash, and gain or loss depends on price movements in the securities market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

   A Fund's successful use of index futures contracts and options on indices depends upon the Sub-Adviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of the index future and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of a Fund's portfolio diverges from the composition of the relevant index. In addition, if a Fund purchases futures to hedge against market advances before it can invest in a security in an advantageous manner and the market declines, the Fund might create a loss on the futures contract. Particularly in the case of options on stock indices, a Fund's ability to establish and maintain positions will depend on market liquidity. In addition, the ability of a Fund to close out an option depends on a liquid secondary market. The risk of loss to a Fund is theoretically unlimited when it writes (sells) a futures contract because a Fund is obligated to settle for the value of the contract unless it is closed out, regardless of fluctuations in the underlying index. There is no assurance that liquid secondary markets will exist for any particular option at any particular time.

   Although no Fund has a present intention to invest 5% or more of its assets in index futures and options on indices, a Fund has the authority to invest up to 25% of its net assets in such securities.

   See additional risk disclosure below under "Interest Rate Futures Contracts and Related Options."

INTEREST RATE FUTURES CONTRACTS AND RELATED OPTIONS

   Each Equity Fund and Fixed Income Fund may invest in interest rate futures contracts and options on such contracts that are traded on a domestic exchange or board of trade. Such investments may be made by a Fund solely for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in interest rates and market conditions, and not for purposes of speculation. A public market exists for interest rate futures contracts covering a number of debt securities, including long-term U.S. Treasury Bonds, ten-year U.S. Treasury Notes, agency securities, three-month U.S. Treasury Bills, Eurodollars, Eurobonds, and three-month domestic bank certificates of deposit. Other financial futures contracts may be developed and traded. The purpose of the acquisition or sale of an interest rate futures contract by a Fund, as the holder of municipal or other debt securities, is to protect the Fund from fluctuations in interest rates on securities without actually buying or selling such securities.

   Unlike the purchase or sale of a security, no consideration is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit initial margin with the broker, as determined by the broker. The initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied. Subsequent payments, known as variation margin, to and from the broker, will be made on a daily basis as the price of the index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. At any time prior to the expiration of the contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the futures contract.

   A Fund may not purchase or sell futures contracts or purchase options on futures contracts if, immediately thereafter, more than one-third of its net assets would be hedged, or the sum of the amount of margin deposits on the Fund's existing futures contracts and premiums paid for options would exceed 5% of the value of the Fund's total assets. When a Fund enters into futures contracts to purchase an index or debt security or purchase call options, an amount of cash or appropriate liquid securities equal to the notional market value of the underlying contract will be segregated to cover the positions, thereby insuring that the use of the contract is unleveraged.

   Although a Fund will enter into futures contracts only if an active market exists for such contracts, there can be no assurance that an active market will exist for the contract at any particular time. Most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee the price of municipal bonds or of other debt securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

   If a Fund has hedged against the possibility of an increase in interest rates that would adversely affect the value of municipal bonds or other debt securities held in its portfolio, and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of the securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the decline in interest rates. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

   In addition, the ability of a Fund to trade in futures contracts and options on futures contracts may be materially limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. See "Tax Information" below.

   A Fund may purchase put and call options on interest rate futures contracts which are traded on a domestic exchange or board of trade as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee such closing transactions can be effected.

   Options on futures contracts, as contrasted with the direct investment in such contracts, give the purchaser the right, in return for the premium paid, to assume a position in futures contracts at a specified exercise price at any time prior to the expiration date of the options. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on interest rate futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a Fund.

   There are several risks in connection with the use of interest rate futures contracts and options on such futures contracts as hedging devices. Successful use of these derivative securities by a Fund is subject to the Sub-Adviser's ability to predict correctly the direction of movements in interest rates. Such predictions involve skills and techniques which may be different from those involved in the management of a long-term bond portfolio. There can be no assurance that there will be a correlation between price movements in interest rate futures, or related options, on the one hand, and price movements in the debt securities which are the subject of the hedge, on the other hand. Positions in futures contracts and options on futures contracts may be closed out only on an exchange or board of trade that provides an active market; therefore, there can be no assurance that a liquid market will exist for the contract or the option at any particular time. Consequently, a Fund may realize a loss on a futures contract that is not offset by an increase in the price of the debt securities being hedged or may not be able to close a futures position in the event of adverse price movements. Any income earned from transactions in futures contracts and options on futures contracts will be taxable

   See additional risk disclosure above under "Index Futures Contracts and Options on Index Futures Contracts."

INVESTMENT COMPANY SECURITIES AND INVESTMENT FUNDS

   In connection with the management of its daily cash positions, each Fund may invest in securities issued by investment companies that invest in short-term debt securities (which may include municipal obligations that are exempt from Federal income taxes) and that seek to maintain a $1.00 net asset value per share.

   Each non-Money Market Fund also may invest in securities issued by investment companies that invest in securities in which the Fund could invest directly, within the limits prescribed by the 1940 Act. These limit each such Fund so that, except as provided below in the section "Master Fund/Feeder Fund Structure", (i) not more than 5% of its total assets will be invested in the securities of any one investment company; (ii) not more than 10% of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. Those expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. See additional information concerning permitted investments in non-U.S. investment companies above under "Foreign Investment Companies".

LETTERS OF CREDIT

   Debt obligations, including municipal obligations, certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank that assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks that, in the opinion of the Sub-Adviser, are of investment quality comparable to other permitted investments of a Fund may be used for Letter of Credit-backed investments.

LOAN PARTICIPATIONS AND ASSIGNMENTS

   The Emerging Markets Fund may also invest in fixed-rate or floating-rate loans arranged through private negotiations between an issuer of emerging market debt instruments and one or more financial institutions ("lenders"). Generally, investments in loans would be in the form of loan participations and assignments of loan portfolios from third parties.

   When investing in a loan participation, the Fund will typically have the right to receive payments from the lender to the extent that the lender receives payments from the borrower. In addition, the Fund will be able to enforce its rights through the lender, and not directly against the borrower. As a result, in a loan participation the Fund assumes credit risk with respect to both the borrower and the lender.

   When the Fund purchases loan assignments from lenders, it will acquire direct rights against the borrower, but these rights and the Fund's obligations may differ from, and be more limited than, those held by the assigning lender. Loan participations and assignments may be illiquid.

MORTGAGE-RELATED SECURITIES

   All Equity Funds, the Bond Fund, the High Yield Bond Fund, the Intermediate Government Bond Fund, and the Short/Intermediate Bond Fund may invest in mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and Government Stripped Mortgage-Backed Securities. The Intermediate Government Bond Fund may purchase such securities if they represent interests in an asset-backed trust collateralized by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), or the Federal Home Loan Mortgage Corporation ("FHLMC"), and may invest up to 20% of its assets in non-government, mortgage-backed securities.

   CMOs are types of bonds secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on the underlying collateral to different series or classes of the obligations. To the extent that CMOs are considered to be investment companies, investments in such CMOs will be subject to the percentage limitations described under "Investment Company Securities" in this SAI.

   Government Stripped Mortgage-Backed Securities are mortgage-backed securities issued or guaranteed by GNMA, FNMA, or FHLMC. These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-backed certificates issued by GNMA, FNMA or FHLMC, as the case may be. The certificates underlying the Government Stripped Mortgage-Backed Securities represent all or part of the beneficial interest in pools of mortgage loans.

   Mortgage-backed securities generally provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-related securities may tend to increase due to refinancing of mortgages as interest rates decline. Prompt payment of principal and interest on GNMA mortgage pass-through certificates is backed by the full faith and credit of the United States. FNMA-guaranteed mortgage pass-through certificates and FHLMC participation certificates are solely the obligations of those entities.

   Even if the U.S. Government or one of its agencies guarantees principal and interest payments of a mortgage-backed security, the market price of a mortgage-backed security is not insured and may be subject to market volatility. When interest rates decline, mortgage-backed securities experience higher rates of prepayment because the underlying mortgages are refinanced to take advantage of the lower rates. The prices of mortgage-backed securities may not increase as much as prices of other debt obligations when interest rates decline, and mortgage-backed securities may not be an effective means of locking in a particular interest rate. In addition, any premium paid for a mortgage-backed security may be lost if the security is prepaid. When interest rates rise, mortgage-backed securities experience lower rates of prepayment. This has the effect of lengthening the expected maturity of a mortgage-backed security. As a result, prices of mortgage-backed securities may decrease more than prices of other debt obligations when interest rates rise.

   Investments in interest-only Government Stripped Mortgage-Backed Securities will be made in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when the Sub-Adviser believes that interest rates will remain stable or increase. In periods of rising interest rates, the value of interest-only Government Stripped Mortgage-Backed Securities may be expected to increase because of the diminished expectation that the underlying mortgages will be prepaid. In this situation the expected increase in the value of interest-only Government Stripped Mortgage-Backed Securities may offset all or a portion of any decline in value of the portfolio securities of the Fund. Investing in Government Stripped Mortgage-Backed Securities involves the risks normally associated with investing in mortgage-backed securities issued by government or government-related entities. In addition, the yields on interest-only and principal-only Government Stripped Mortgage-Backed Securities are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on interest-only Government Stripped Mortgage-Backed Securities and increasing the yield to maturity on principal-only Government Stripped Mortgage-Backed Securities. Conversely, if an increase in the level of prevailing interest rates results in a rate of principal prepayments lower than anticipated, distributions of principal will be deferred, thereby increasing the yield to maturity on interest-only Government Stripped Mortgage-Backed Securities and decreasing the yield to maturity on principal-only Government Stripped Mortgage-Backed Securities. Sufficiently high prepayment rates could result in a Fund's not fully recovering its initial investment in an interest-only Government Stripped Mortgage-Backed Security. Government Stripped Mortgage-Backed Securities are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that a Fund will be able to effect a trade of a Government Stripped Mortgage-Backed Security at a time when it wishes to do so.

MUNICIPAL LEASES

   Each of the Intermediate Tax-Exempt Bond Fund and the Tax-Exempt Bond Fund may acquire participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation may be backed by the municipality's covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. In the case of a "non-appropriation" lease, a Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event foreclosure might prove difficult.

   In evaluating the credit quality of a municipal lease obligation and determining whether such lease obligation will be considered "liquid," the Sub-Adviser will consider: (1) whether the lease can be canceled; (2) what assurance there is that the assets represented by the lease can be sold; (3) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of non-appropriation"); and, (5) the legal recourse in the event of failure to appropriate.


MUNICIPAL SECURITIES

   The Balanced Fund, the Bond Fund, the High Yield Bond Fund, the Intermediate Tax-Exempt Bond Fund, the Short/Intermediate Bond Fund, the Tax-Exempt Bond Fund, and the Tax-Exempt Money Market Fund may invest in tax-exempt obligations to the extent consistent with each Fund's investment objective and policies. Notes sold as interim financing in anticipation of collection of taxes (i.e., tax anticipation notes), a bond sale (i.e., bond anticipation notes) or receipt of other revenues (i.e., revenue anticipation notes) are usually general obligations of the issuer.

   BOND ANTICIPATION NOTES. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

   Construction Loan Notes. Construction loan notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association ("FNMA") or the Government National Mortgage Association ("GNMA").

   General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

   Industrial Development Bonds. Industrial development bonds, which are considered municipal bonds if the interest paid is exempt from federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports arenas and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

   Municipal Bonds. Municipal bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. Another type of municipal bond is referred to as an industrial development bond. These three are discussed below.

   Municipal Notes. Municipal notes generally are used to provide for short-term working capital needs and generally have maturities of one year or less. Municipal notes include:

   Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue sharing programs.

   Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

   Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

   Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

   In addition, other types of municipal securities similar to the above-described municipal bonds and municipal notes are, or may become, available. For the purpose of the Trust's investment restrictions set forth in this Statement of Additional

Information, the identification of the "issuer" of a municipal security which is not a general obligation bond is made by the investment adviser on the basis of the characteristics of the obligation, the most significant of which is the source of funds for the payment of principal and interest on such security.

   RISKS RELATING TO MUNICIPAL SECURITIES. Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and the municipal bond market, the size of a particular offering, the maturity of the obligations and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of municipal securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. The ratings of Moody's and Standard & Poor's represent their opinions as to the quality of municipal securities which they undertake to rate. Ratings are not absolute standards of quality; consequently, municipal securities with the same maturity, coupon, and rating may have different yields. There are variations in municipal securities, both within a particular classification and between classifications, depending on numerous factors. It should also be pointed out that, unlike other types of investments, municipal securities have traditionally not been subject to regulation by, or registration with, the SEC, although there have been proposals which would provide for such regulation in the future.

   The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations.

   Lawsuits challenging the validity under state constitutions of present systems of financing public education have been initiated or adjusted in a number of states, and legislation has been introduced to effect changes in public school financing in some states. In other instances there have been lawsuits challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which could ultimately affect the validity of those municipal securities or the tax-free nature of the interest thereon.


   TAX ANTICIPATION NOTES (TANs). An uncertainty in a municipal issuer's capacity to raise taxes as a result of such events as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers commingle various tax proceeds in a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various other obligations could affect the likelihood of making payments on TANs.

   BOND ANTICIPATION NOTES (BANs). The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

   REVENUE ANTICIPATION NOTES (RANs). A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

   The Balanced Fund, the Bond Fund, the Intermediate Tax-Exempt Bond Fund, the Short/Intermediate Bond Fund, and the Tax-Exempt Bond Fund, may also invest in:
(1) municipal bonds that are rated at the date of purchase "Baa" or better by Moody's or "BBB" or better by S&P; (2) municipal notes having maturities at the time of issuance of 15 years or less that are rated at the date of purchase "MIG 1" or "MIG 2" (or "VMIG 1" or "VMIG 2" in the case of an issue having a variable rate with a demand feature) by Moody's or "SP-1+," "SP-1," or "SP-2" by S&P; and
(3) municipal commercial paper with a stated maturity of one year or less that is rated at the date of purchase "P-2" or better by Moody's or "A-2" or better by S&P.

PARTICIPATION ON CREDITORS' COMMITTEES

   The High Yield Bond Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the fund's ability to purchase or sell a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund will participate on such committees only when the adviser believes that such participation is necessary or desirable to enforce the Fund's rights as a creditor or to protect the value of securities held by the Fund.

PUT AND CALL OPTIONS

   Each Equity Fund and Fixed Income Fund may invest in covered put and covered call options and write covered put and covered call options on securities in which they may invest directly and that are traded on registered domestic securities exchanges. The writer of a call option, who receives a premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price during the option period. The writer of a put, who receives a premium, has the obligation to buy the underlying security, upon exercise, at the exercise price during the option period.

   These Funds each may write put and call options on securities only if they are "covered," and such options must remain "covered" as long as the Fund is obligated as a writer. A call option is "covered" if a Fund owns the underlying security or its equivalent covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if such cash is segregated) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Fund holds on a share-for-share or equal principal amount basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if appropriate liquid assets representing the difference are segregated by the Fund. A put option is "covered" if a Fund maintains appropriate liquid securities with a value equal to the exercise price, or owns on a share-for-share or equal principal amount basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

   The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. In return for the premium, a Fund would give up the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. Upon exercise of a call option when the market value of the security exceeds the exercise price, a Fund would receive less total return for its portfolio than it would have if the call had not been written, but only if the premium received for writing the option is less than the difference between the exercise price and the market value. Put options are purchased in an effort to protect the value of a security owned against an anticipated decline in market value. A Fund may forego the benefit of appreciation on securities sold or be subject to depreciation on securities acquired pursuant to call or put options, respectively, written by the Fund. A Fund may experience a loss if the value of the securities remains at or below the exercise price, in the case of a call option, or at or above the exercise price, in the case of a put option.

   Each Fund may purchase put options in an effort to protect the value of a security owned against an anticipated decline in market value. Exercise of a put option will generally be profitable only if the market price of the underlying security declines sufficiently below the exercise price to offset the premium paid and the transaction costs. If the market price of the underlying security increases, a Fund's profit upon the sale of the security will be reduced by the premium paid for the put option less any amount for which the put is sold.

   The staff of the Commission has taken the position that purchased options not traded on registered domestic securities exchanges and the assets used as cover for written options not traded on such exchanges are illiquid securities. Each of the Funds will treat such options and assets as subject to such Fund's limitation on investment in securities that are not readily marketable.

   Writing of options involves the risk that there will be no market in which to effect a closing transaction. An exchange-traded option may be closed out only on an exchange that provides a secondary market for an option of the same series, and there is no assurance that a liquid secondary market on an exchange will exist.

REAL ESTATE INVESTMENT TRUSTS (REITS)

   Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs may be affected by changes in the value of the underlying property owned by the REITs or the quality of loans held by the REIT. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects.

   REITs are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline.

   Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than securities of larger companies.

REPURCHASE AGREEMENTS

   Each Fund may enter into repurchase agreements by which the Fund purchases portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed upon time and price, which includes an amount representing interest on the purchase price. A repurchase agreement must be collateralized by obligations that could otherwise be purchased by the Fund (except with respect to maturity), and these must be maintained by the seller in a segregated account for the Fund cash or cash equivalents equal to at least 102% of the repurchase price (including accrued interest). Default or bankruptcy of the seller would expose a Fund to possible loss because of adverse market action, delays in connection with the disposition of the underlying obligations or expenses of enforcing its rights.

   A Fund may not enter into a repurchase agreement if, as a result, more than 15% (10% with respect to a Money Market Fund) of the market value of the Fund's total net assets would be invested in repurchase agreements with a maturity of more than seven days and in other illiquid securities. A Fund will enter into repurchase agreements only with registered broker/dealers and commercial banks that meet guidelines established by the Board of Trustees.

REVERSE REPURCHASE AGREEMENTS

   Each of the Equity Funds and the Fixed Income Funds may borrow funds for temporary purposes by entering into an agreement to sell portfolio securities to a financial institution such as a bank or broker-dealer and to repurchase them at a mutually specified date and price ("reverse repurchase agreement"). A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund would pay interest on the amount obtained pursuant to the reverse repurchase agreement.

   A Fund may not enter into a reverse repurchase agreement if, as a result, more than 15% (10% with respect to a Money Market Fund) of the Fund's net assets would be invested in reverse repurchase agreements with a maturity of more than seven days and in other illiquid securities. The Funds will enter into reverse repurchase agreements only with registered broker-dealers and commercial banks that meet guidelines established by the Trust's Board of Trustees.

RULE 2A-7 MATTERS

   Each of the Money Market Funds must comply with the requirements of Rule 2a-7 under the 1940 Act ("Rule 2a-7"). Under the applicable quality requirements of Rule 2a-7, the Funds may purchase only U.S. dollar-denominated instruments that are determined to present minimal credit risks and that are at the time of acquisition "eligible securities" as defined in Rule 2a-7. Generally, eligible securities are divided into "first tier" and "second tier" securities. First tier securities are generally those in the highest rating category (e.g., A-1 by S&P) or unrated securities deemed to be comparable in quality, government securities and securities issued by other money market funds. Second tier securities are generally those in the second highest rating category (e.g., A-2 by S&P) or unrated securities deemed to be comparable in quality. See Appendix A for more information.

   The Money Market Fund may not invest more than 5% of its total assets in second tier securities nor more than the greater of 1% of its total assets or $1 million in the second tier securities of a single issuer. The Tax-Exempt Money Market Fund may not invest more than 5% of its total assets in second tier "conduit securities" (as defined in Rule 2a-7), nor more than 1% of its total assets or $1 million (whichever is greater) in second tier conduit securities issued by a single issuer. Generally, conduit securities are securities issued to finance non-governmental private projects, such as retirement homes, private hospitals, local housing projects, and industrial development projects, with respect to which the ultimate obligor is not a government entity.

   Each Money Market Fund will maintain a dollar-weighted average maturity of 90 days or less and will limit its investments to securities that have remaining maturities of 397 calendar days or less or other features that shorten maturities in a manner consistent with the requirements of Rule 2a-7, such as interest rate reset and demand features.

SECURITIES LENDING


   Each Fund may lend to brokers, dealers and financial institutions securities from its portfolio representing up to one-third of the Fund's total assets if cash or cash-equivalent collateral, including letters of credit, marked-to-market daily and equal to at least 100% of the current market value of the securities loaned (including accrued interest and dividends thereon) plus the interest payable to the Fund with respect to the loan is maintained by the borrower with the Fund in a segregated account. In determining whether to lend a security to a particular broker, dealer or financial institution, the Sub-Adviser will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution. No Fund will enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that a Fund may receive as collateral will not become part of the Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower that has delivered cash equivalent collateral. Loans of securities by a Fund will be subject to termination at the Fund's or the borrower's option. Each Fund pays administrative and custodial fees in connection with a securities loan and may pay a negotiated fee to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the Adviser, a Sub-Adviser or the Distributor.

SHORT SALES

   With respect to the Emerging Markets Fund and the International Fund, when a Fund sells short, it borrows the securities that it needs to deliver to the buyer. A Fund must arrange through a broker to borrow these securities and will become obligated to replace the borrowed securities at whatever their market price may be at the time of replacement. A Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

   A Fund's obligation to replace the securities borrowed in connection with a short sale will be secured. The proceeds a Fund receives from the short sale will be held on behalf of the broker until the Fund replaces the borrowed securities, and the Fund will deposit collateral with the broker; this collateral will consist of cash or liquid, high-grade debt obligations. In addition, a Fund will deposit collateral in a segregated account with the Fund's custodian; this collateral will consist of cash or liquid, high grade debt obligations equal to any difference between the market value of (1) the securities sold at the time they were sold short and (2) any collateral deposited with the broker in connection with the short sale (not including the proceeds of the short sale).

   The Emerging Markets Fund and the International Fund may sell securities short-against-the-box to hedge unrealized gains on portfolio securities. If a Fund sells a security short-against-the-box, the fund owns the security but does not want to use it for delivery so instead borrows it from a brokerage firm, typically in order to lock in a profit. If a Fund sells securities short-against-the-box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises.

SOVEREIGN DEBT

   The Emerging Markets Fund, the International Fund, and the High Yield Bond Fund may invest in "sovereign debt," which is issued or guaranteed by foreign governments (including countries, provinces and municipalities) or their agencies and instrumentalities. Sovereign debt may trade at a substantial discount from face value. The Funds may hold and trade sovereign debt of foreign countries in appropriate circumstances to participate in debt conversion programs. Emerging-market country sovereign debt involves a high degree of risk, is generally lower-quality debt, and is considered speculative in nature due, in part, to the extreme and volatile nature of debt burdens in such countries and because emerging market governments can be relatively unstable. The issuer or governmental authorities that control sovereign-debt repayment ("sovereign debtors") may be unable or unwilling to repay principal or interest when due in accordance with the terms of the debt. A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash-flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy towards the IMF, and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment of these third parties to make such disbursements may be conditioned on the sovereign debtor's implementation of economic reforms or economic performance and the timely service of the debtor's obligations. The sovereign debtor's failure to meet these conditions may cause these third parties to cancel their commitments to provide funds to the sovereign debtor, which may further impair the debtor's ability or willingness to timely service its debts. In certain instances, the Funds may invest in sovereign debt that is in default as to payments of principal or interest. In the event that the Funds hold non-performing sovereign debt, the Funds may incur additional expenses in connection with any restructuring of the issuer's obligations or in otherwise enforcing their rights thereunder.

   The Fixed Income Funds may invest in "sovereign debt" that is U.S. dollar-denominated and investment-grade.

STAND-BY COMMITMENTS

   Each of the Balanced Fund, the Intermediate Tax-Exempt Bond Fund and the Tax-Exempt Bond Fund may purchase municipal securities together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which a Fund pays for securities with a stand-by commitment may increase the cost, and thereby reduce the yield, of the security. The primary purpose of this practice is to permit a Fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. The Balanced Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments acquired by a Fund are valued at zero in determining the Fund's net asset value. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment.

SWAP AGREEMENTS

   Each of the Funds may enter into interest rate, index and currency exchange rate swap agreements in attempts to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund). To the extent required by SEC guidelines to ensure that it is not leveraged, a Fund will only engage in futures contracts or options on futures contracts if it owns either (1) an offsetting position for the same type of financial asset or (2) cash or liquid securities, designated on the Fund's books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counter-party will be covered by specifically designating on the accounting records of the Fund liquid assets to avoid leveraging of the Fund's portfolio. Because swap agreements are two-party contracts and may have terms of greater than seven days, they may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party. The subadviser will cause a Fund to enter into swap agreements only with counter-parties that would be eligible for consideration as repurchase agreement counter-parties under the Funds' repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

   Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the Investment Company Act of 1940 (the "1940 Act"), commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

   In addition, the High Yield Bond Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic, stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation (typically emerging market debt). The fund may be either the buyer or seller in the transaction. If the fund is a buyer and no event of default occurs, the fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the fund.


   Credit default swaps involve greater risks than if the fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The fund will enter into swap agreements only with counterparties who are rated at least A by Moody's or S&P at the time of investment.


TEMPORARY INVESTMENTS

   When business or financial conditions warrant, each of the non-Money Market Funds may assume a temporary defensive position by investing in money-market investments. These money-market investments include obligations of the U.S. Government and its agencies and instrumentalities, obligations of foreign sovereigns, other debt securities, commercial paper including bank obligations, certificates of deposit (including Eurodollar certificates of deposit) and repurchase agreements.

   For temporary defensive purposes, during periods in which the subadviser believes changes in economic, financial or political conditions make it advisable, the Funds may reduce their holdings in equity and other securities and may invest up to 100% of their assets in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities and in cash (U.S. dollars, foreign currencies, or multicurrency units). In the case of the International Fund and the Emerging Markets Fund, these short-term and medium-term debt securities consist of (a) obligations of governments, agencies or instrumentalities of any member state of the Organization for Economic Cooperation and Development ("OECD"); (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks organized under the laws of any member state of the OECD, denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of corporations organized under the laws of any member state of the OECD meeting the Fund's credit quality standards; and
(e) repurchase agreements with banks and broker-dealers covering any of the foregoing securities. The short-term and medium-term debt securities in which the Fund may invest for temporary defensive purposes will be those that the Sub-Adviser believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal (there is currently no rating system for debt securities in most emerging countries). If rated, these securities will be rated in one of the three highest rating categories by rating services such as Moody's or S&P (i.e., rated at least A).

WARRANTS

   The Equity Funds and the High Yield Bond Fund may invest in warrants, which are options to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time. Unlike convertible securities and preferred stocks, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised (in which case the warrant may expire without being exercised, resulting in the loss of the Fund's entire investment therein).

WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS (DELAYED-DELIVERY)

   When-issued purchases and forward commitments (delayed-delivery) are commitments by a Fund to purchase or sell particular securities with payment and delivery to occur at a future date (perhaps one or two months later). These transactions permit the Fund to lock in a price or yield on a security, regardless of future changes in interest rates.

   When a Fund agrees to purchase securities on a when-issued or forward commitment basis, the Trust's custodian will segregate on the books of the Fund the liquid assets of the Fund. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. Because a Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, each subadviser expects that its commitments to purchase when-issued securities and forward commitments will not exceed 25% of the value of a Fund's total assets absent unusual market conditions.

   A Fund will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. The Funds may be required to provide margin for forward transactions. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss for Federal income tax purposes.

   When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

   The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

ZERO COUPON, DEFERRED COUPON, AND PIK DEBT SECURITIES

   ZERO COUPON SECURITIES. Each Fund may invest in zero coupon securities. Zero coupon securities are debt securities that are issued and traded at a discount and do not entitle the holder to any periodic payments of interest prior to maturity. Zero coupon securities may be created by separating the interest and principal components of securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities or issued by private corporate issuers. These securities may not be issued or guaranteed by the U.S. Government. Typically, an investment brokerage firm or other financial intermediary holding the security has separated ("stripped") the unmatured interest coupons from the underlying principal. The holder may then resell the stripped securities. The stripped coupons are sold separately from the underlying principal, usually at a deep discount because the buyer receives only the right to receive a fixed payment on the security upon maturity and does not receive any rights to reinvestment of periodic interest (cash) payments. Because the rate to be earned on these reinvestments may be higher or lower than the rate quoted on the interest-paying obligations at the time of the original purchase, the investor's return on investments is uncertain even if the securities are held to maturity. This uncertainty is commonly referred to as reinvestment risk. With zero coupon securities, however, there are no cash distributions to reinvest, so investors bear no reinvestment risk if they hold the zero coupon securities to maturity; holders of zero coupon securities, however, forego the possibility of reinvesting at a higher yield than the rate paid on the originally issued security. With both zero coupon securities and interest-paying securities there is no reinvestment risk on the principal amount of the investment. When held to maturity, the entire return from such instruments is determined by the difference between such instrument's purchase price and its value at maturity. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly. In addition, a Fund's investment in zero coupon securities will result in special tax consequences. Although zero coupon securities do not make interest payments, for tax purposes, a portion of the difference between the security's maturity value and its purchase price is imputed income to a Fund each year. Under the Federal tax laws applicable to investment companies, a Fund will not be subject to tax on its income if it pays annual dividends to its shareholders substantially equal to all the income received from, and imputed to, its investments during the year. Because imputed income must be paid to shareholders annually, a Fund may need to borrow money or sell securities to meet certain dividend and redemption obligations. In addition, the sale of securities by a Fund may increase its expense ratio and decrease its rate of return.

   DEFERRED COUPON DEBT SECURITIES. The High Yield Fund may invest in debt obligations that do not make any interest payments for a specified period of time prior to maturity ("deferred coupon" obligations). Because the deferred coupon bonds do not make interest payments for a certain period of time, they are purchased by the Fund at a deep discount and their value fluctuates more in response to interest rate changes than does the value of debt obligations that make current interest payments. The degree of fluctuation with interest rate changes is greater when the deferred period is longer. Therefore, there is a risk that the value of a Fund's shares may decline more as a result of an increase in interest rates than would be the case if the Fund did not invest in deferred coupon bonds.

   PIK BONDS. PIK Bonds are bonds on which interest is payable in kind. PIK bonds are obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt securities. Such securities benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. The Funds will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders from available cash or liquidated assets. PIK bonds generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do bonds on which regular cash payments of interest are being made that have similar maturities and credit quality.

                                     RATINGS

   After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the Fund for such type of security to sell the security unless the amount of the security exceeds the Fund's permissible limit. However, the subadviser will reassess promptly whether the security presents minimal credit risks and determine whether continuing to hold the security is in the best interests of the Fund. A Money Market Fund may be required to sell a security downgraded below the minimum required for purchase, absent a specific finding by the Trust's Board of Trustees that a sale is not in the best interests of the Fund. To the extent the ratings given by any nationally recognized statistical rating organization may change as a result of changes in the organization or in its rating system, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectuses and in this SAI. For additional information on ratings, see Appendix A to this SAI.

                             PERFORMANCE INFORMATION

   Performance information for the Funds (and any class of the Funds) may be included in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as a yield of a class of shares and as a total return of a class of shares.

   The Funds may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, each Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook and Personal Investor. The Funds may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of each Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Consumer Price Index, Standard & Poor's 500(R) Index (the "S&P 500(R) Index"), Dow Jones Industrial Average, Lehman Brothers Aggregate Bond Index, Russell 2500(TM) Growth Index, S&P California Municipal Bond Index, Lehman Brothers Intermediate Government/Credit Bond Index and the Morgan Stanley Capital International EAFE (Net) Index.

   Advertisements, sales literature and other communications may contain information about the Funds and Advisers' current investment strategies and management style. Current strategies and style may change to allow the Funds to respond quickly to changing market and economic conditions. From time to time the Funds may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, each Fund may separate its cumulative and average annual returns into income and capital gains components.

   Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of a Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

YIELD

   The Trust makes available various yield quotations with respect to shares of each class of shares of the Money Market Funds. Each of these amounts was calculated based on the 7-day period ended December 31, 2005, by calculating the net change in value, exclusive of capital changes, of a hypothetical account having a balance of one share at the beginning of the period, dividing the net change in value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7, with the resulting yield figure carried to the nearest hundredth of one percent. The net change in value of an account consists of the value of additional shares purchased with dividends from the original share plus dividends declared on both the original share and any such additional shares (not including realized gains or losses and unrealized appreciation or depreciation) less applicable expenses. Effective yield quotations for Institutional Shares of each of the Money Market Funds and for Exchange Shares of the Phoenix Insight Money Market Fund are also made available. These amounts are calculated in a similar fashion to yield, except that the base period return is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

   Effective Yield = [(Base Period Return + 1) 365/7] -1

   Current yield for all of the Money Market Funds will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yields.

   The yields of the Exchange Shares and Institutional Shares of each of the following Money Market Funds for the 7-day period ended December 31, 2005 are:

                                                            CURRENT YIELD (%)                      EFFECTIVE YIELD (%)
                                                        EXCHANGE     INSTITUTIONAL             EXCHANGE     INSTITUTIONAL
                                                        --------     -------------             --------     -------------

 Government Money Market Fund                               --            4.17                     --            4.26
 Money Market Fund                                        4.20            4.20                   4.29            4.29
 Tax-Exempt Money Market Fund                               --            3.20                     --            3.25

   From time to time each of the Money Market Funds may advertise its "30-day average yield" and its "monthly average yield." Such yields refer to the average daily income generated by an investment in such Fund over a 30-day period, as appropriate, (which period will be stated in the advertisement).

   The yields of Exchange Shares and Institutional Shares of each of the following Money Market Funds for the 30-day period ended December 31, 2005 are:

                                                       30-DAY YIELD (%)
                                                   EXCHANGE     INSTITUTIONAL
                                                   --------     -------------

Government Money Market Fund                           --            4.08
Money Market Fund                                    4.13            4.13
Tax-Exempt Money Market Fund                           --            2.93

   A standardized "tax-equivalent yield" may be quoted for the Intermediate Tax-Exempt Bond Fund, the Tax-Exempt Bond Fund and the Tax-Exempt Money Market Fund, which is computed by: (a) dividing the portion of the Fund's yield (as calculated above) that is exempt from Federal income tax by one minus a stated Federal income rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the yield that is not exempt from federal income tax. For the 7-day period ended December 31, 2005, the effective tax equivalent yield of the Institutional Shares of the Tax-Exempt Money Market Fund was 4.44%. For the 30-day period ended December 31, 2005, the 30-day tax equivalent yield for the A Shares and Institutional

Shares of the Intermediate Tax-Exempt Bond Fund and the A Shares and Institutional Shares of the Tax-Exempt Bond Fund were 5.38%, and 5.90%, and 5.68%, and 6.29%, respectively, based on a stated tax rate of 28%.

   The Trust makes available 30-day yield quotations with respect to A Shares and Institutional Shares of the Non-Money Market Funds. As required by regulations of the Commission, the 30-day yield is computed by dividing a Fund's net investment income per share earned during the period by the net asset value on the last day of the period. The average daily number of shares outstanding during the period that are eligible to receive dividends is used in determining the net investment income per share. Income is computed by totaling the interest earned on all debt obligations during the period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield is then annualized assuming semi-annual reinvestment and compounding of net investment income.

   The following table shows 30-day yields for the period ended December 31, 2005, for A Shares and Institutional Shares of the Non-Money Market Funds.

                                                           30-DAY YIELD (%)
                                                      CLASS A      INSTITUTIONAL
                                                      -------      -------------

Bond Fund                                               3.96           4.40
High Yield Bond Fund                                    6.61           7.17
Intermediate Government Bond Fund                       3.93           4.32
Intermediate Tax-Exempt Bond Fund                       3.87           4.25
Short/Intermediate Bond Fund                            3.82           4.20
Tax-Exempt Bond Fund                                    4.09           4.53
Balanced Fund                                           1.74           2.09
Core Equity Fund                                        0.36           0.63
Equity Fund                                             0.68           0.97
Index Fund                                                --           1.74
Small-Cap Growth Fund                                     --         (0.18)
Small-Cap Opportunity Fund                            (0.24)         (0.01)
Small-Cap Value Fund                                    0.02           0.27

TOTAL RETURN


   Standardized quotations of average annual total return for Class A Shares and Institutional Shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in either Class A Shares and Institutional Shares over periods of 1, 5 and 10 years or up to the life of the class of shares, calculated for each class separately pursuant to the following formula: P((1+T)(n)) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class C Shares, and assume that all dividends and distributions on Class A Shares, Class C Shares and Institutional Shares are reinvested when paid.


   For average "after-tax" total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of Fund shares may exceed returns after taxes on distributions (but before sale of Fund shares). These returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements.

   The Funds may also compute cumulative total return for specified periods based on a hypothetical account with an assumed initial investment of $10,000. The cumulative total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of cumulative total return reflects payment of the Class A Share's maximum sales charge of 5.75% and assumes reinvestment of all income dividends and capital gain distributions during the period.

   The Funds also may quote annual, average annual and annualized total return and cumulative total return performance data, for any class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted above. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or cumulative rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or cumulative rates of return calculations.

                               PORTFOLIO TURNOVER

   The Funds pay brokerage commissions for purchases and sales of portfolio securities, generally on equity securities transactions only. A high rate of portfolio turnover generally involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by a Fund and thus indirectly by its shareholders. It may also result in the realization of larger amounts of short-term capital gains, which are taxable to shareholders as ordinary income. If such rate of turnover exceeds 100%, the Funds will pay more in brokerage commissions than would be the case if they had lower portfolio turnover rates. Historical turnover rates can be found under the heading "Financial Highlights" located in the Trust's Prospectus.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

   In effecting fund transactions for the Trust, the adviser adheres to the Trust's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Trust (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the adviser in determining the overall reasonableness of brokerage commissions paid by the Trust.

   A subadviser may cause the Trust to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting that transaction if such subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advising as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Trust are considered to be in addition to and not in lieu of services required to be performed by each adviser under its contract with the Trust and may benefit both the Trust and other accounts of such adviser. Conversely, brokerage and research services provided by brokers to other accounts of a subadviser may benefit the Trust.

   If the securities in which a particular Fund of the Trust invests are traded primarily in the over-the-counter market, where possible the Fund will deal directly with the dealers who make a market in the securities involved unless better prices and executions are available elsewhere. Such securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

   Some fund transactions are, subject to the Conduct Rules of the NASD and subject to obtaining best prices and executions, effected through dealers (excluding PEPCO) who sell shares of the Trust.

   The Trust has implemented, and the Board of Trustees has approved, policies and procedures reasonably designed to prevent (i) the adviser's and/or subadvisers' personnel responsible for the selection of broker-dealers to effect fund portfolio securities transactions from taking into account, in making those decisions, broker-dealer's promotion or sales efforts, and (ii) the Trust, its adviser, subadvisers and Distributor from entering into any agreement or other understanding under which the Funds direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of fund shares. These policies and procedures are designed to prevent the Trust from entering into informal arrangements to direct portfolio securities transactions to a particular broker.

   The Trust has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, a subadviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Trust. No advisory account of the subadviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the subadviser in that security on a given business day, with all transaction costs share pro rata based on the Trust's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the subadviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the subadviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the subadviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as they deem appropriate.

   For the Emerging Markets Fund and International Fund, Vontobel Asset Management, Inc. currently uses approximately 30 brokerage firms and independent consulting firms in addition to its internal professional staff, including Vontobel's affiliates for brokerage and research services. Vontobel periodically evaluates the execution performance of the broker-dealers it selects for client transactions. Vontobel attempts to maintain a constant awareness of general street practices and policies with regard to commission levels and rates charged by most reputable brokerage firms, which allows the subadviser to take full advantage of the competitive environment and obtain rates that are considered fair and reasonable for its clients.

   The following table shows aggregate amount of brokerage commissions paid by each Fund. This information is for the past three fiscal years (or shorter if the Fund has been in operation for a shorter period).

----------------------------------------------------------------------------------------------------------------------------
                                                                 AGGREGATE AMOUNT OF BROKERAGE COMMISSIONS ($)
                                                    --------------------------------------------------------------------
                                                             2003                    2004                     2005
----------------------------------------------------------------------------------------------------------------------
Balanced Fund                                               78,664                   59,704                  70,404
----------------------------------------------------------------------------------------------------------------------
Core Equity Fund                                           239,643                  264,959                 291,483
----------------------------------------------------------------------------------------------------------------------
Emerging Markets Fund                                      542,823                  881,706                 836,447
----------------------------------------------------------------------------------------------------------------------
Equity Fund                                                657,590                  458,445                 419,312
----------------------------------------------------------------------------------------------------------------------
Index Fund                                                  53,627                   73,249                 113,518
----------------------------------------------------------------------------------------------------------------------
International Fund                                         278,186                  247,501                 380,525
----------------------------------------------------------------------------------------------------------------------
Small-Cap Growth Fund                                       26,159                   22,678                  49,104
----------------------------------------------------------------------------------------------------------------------
Small-Cap Opportunity Fund                               1,099,248                1,096,208               1,464,537
----------------------------------------------------------------------------------------------------------------------
Small-Cap Value Fund                                       911,787                  711,625                 803,046
----------------------------------------------------------------------------------------------------------------------------

   With respect to transactions directed to brokers because of research services provided, the following table shows total brokerage commissions and the total dollar amount of such transactions on which commissions were paid for the fiscal year ended December 31, 2005.

-----------------------------------------------------------------------------------------------------------------------------
                                           TOTAL BROKERAGE COMMISSIONS        TOTAL DOLLAR AMOUNT OF TRANSACTIONS ON WHICH
                                              (RESEARCH-RELATED) ($)          COMMISSIONS WERE PAID (RESEARCH-RELATED) ($)
-------------------------------------------------------------------------------------------------------------------------
Balanced Fund                                        31,288                                      22,876,230
-------------------------------------------------------------------------------------------------------------------------
Core Equity Fund                                    152,284                                     105,628,408
-------------------------------------------------------------------------------------------------------------------------
Equity Fund                                         118,349                                      97,175,722
-------------------------------------------------------------------------------------------------------------------------
Small-Cap Growth Fund                                 3,843                                       2,576,190
-------------------------------------------------------------------------------------------------------------------------
Small-Cap Opportunity Fund                          136,469                                     119,391,635
-------------------------------------------------------------------------------------------------------------------------
Small-Cap Value Fund                                 81,539                                      87,706,973
-----------------------------------------------------------------------------------------------------------------------------

   Investment decisions for the Trust are made independently from those of the other investment companies or accounts advised by the adviser. It may frequently happen that the same security is held in the portfolio of more than one fund. Simultaneous transactions are inevitable when several funds are managed by the same investment adviser, particularly when the same security is suited for the investment objectives of more than one fund. When two or more funds advised by the adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated among the funds in a manner equitable to each fund. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Trust is concerned. In other cases, however, it is believed that the ability of the Trust to participate in volume transactions will produce better executions for the Trust. It is the opinion of the Board of Trustees of the Trust that the desirability of utilizing each adviser as investment adviser to the Trust outweighs the disadvantages that may be said to exist from simultaneous transactions.

                           DISCLOSURE OF FUND HOLDINGS

   The Trustees of the Trust have adopted policies with respect to the disclosure of the Funds' portfolio holdings by the Funds, Phoenix (generally, the Funds' investment adviser), or their affiliates. These policies provide that the Funds' portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. Additionally, the Funds' policies prohibit Phoenix and the Funds' other service providers from entering into any agreement to disclose Fund portfolio holdings in exchange for any form of compensation or consideration. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Fund, third parties providing services to the Funds (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Funds.

   The Board of Trustees has delegated to the Holdings Disclosure Committee (the "HDC") the authority to make decisions regarding requests for information on portfolio holdings prior to public disclosure. The HDC will authorize the disclosure of portfolio holdings only if it determines such disclosure to be in the best interests of Fund shareholders. The HDC is composed of the Funds' Compliance Officer, and officers of the Funds' advisers and principal underwriter representing the areas of portfolio management, fund control, institutional marketing, retail marketing, and distribution.

   The Funds' Compliance Officer is responsible for monitoring the use of portfolio holdings information, for the Funds' compliance with these policies and for providing regular reports (at least quarterly) to the Board of Trustees regarding their compliance, including information with respect to any potential conflicts of interest between the interests of Fund shareholders and those of Phoenix and its affiliates identified during the reporting period and how such conflicts were resolved.

PUBLIC DISCLOSURES

   In accordance with rules established by the SEC, each Fund sends semiannual and annual reports to shareholders that contain a full listing of portfolio holdings as of the second and fourth fiscal quarters, respectively, within 60 days of quarter end. The Funds also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter end. The Funds' shareholder reports are available on Phoenix's Web sites at www.PhoenixFunds.com or www.PhoenixInvestments.com. Additionally, each Fund provides its top 10 holdings and summary composition data derived from portfolio holdings information on Phoenix's Web sites. This information is posted to the Web sites at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. This information will be available on the Web sites until full portfolio holdings information becomes publicly available as described above. The Funds also provide publicly-available portfolio holdings information directly to ratings agencies, the frequency and timing of which is determined under the terms of the contractual arrangements with such agencies.

OTHER DISCLOSURES

   The HDC may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds' policies provide that non-public disclosures of a Fund's portfolio holdings may only be made if
(i) the Fund has a legitimate business purpose for making such disclosure and
(ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information. The HDC will consider any actual or potential conflicts of interest between Phoenix and its mutual fund shareholders and will act in the best interest of the Funds' shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC will not authorize such release.

ONGOING ARRANGEMENTS TO DISCLOSE PORTFOLIO HOLDINGS

   As previously authorized by the Funds' Board of Trustees and/or the Fund's executive officers, the Funds periodically disclose non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Funds in their day-to-day operations, as well as public information to certain ratings organizations. In addition to Phoenix and its affiliates, these entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Funds.

NON-PUBLIC HOLDINGS INFORMATION

 -----------------------------------------------------------------------------------------------------------------------------
 TYPE OF SERVICE PROVIDER             NAME OF SERVICE PROVIDER             TIMING OF RELEASE OF PORTFOLIO HOLDINGS INFORMATION
 -------------------------------------------------------------------------------------------------------------------------
 Adviser                              Phoenix Investment Counsel, Inc.                          Daily
 -------------------------------------------------------------------------------------------------------------------------
 Subadviser                           Harris Investment Management, Inc.                        Daily
 -------------------------------------------------------------------------------------------------------------------------
 Subadviser                           Vontobel Asset Management, Inc.                           Daily
 -------------------------------------------------------------------------------------------------------------------------
 Subadviser                           Seneca Capital Management LLC                             Daily
 -------------------------------------------------------------------------------------------------------------------------
 Distributor                          Phoenix Equity Planning Corporation                       Daily
 -------------------------------------------------------------------------------------------------------------------------
 Custodian                            PFPC Trust Company                                        Daily
 -----------------------------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------------------------
 TYPE OF SERVICE PROVIDER             NAME OF SERVICE PROVIDER             TIMING OF RELEASE OF PORTFOLIO HOLDINGS INFORMATION
 -------------------------------------------------------------------------------------------------------------------------
 Sub-Financial Agent                  PFPC Inc.                                                 Daily
 -------------------------------------------------------------------------------------------------------------------------

 Independent Registered Public        PricewaterhouseCoopers, LLP          Annual Reporting Period: within 15 business
 Accounting Firm                                                           days of end of reporting period

                                                                           Semiannual Reporting Period: within 31 business
                                                                           days of end of reporting period

 -------------------------------------------------------------------------------------------------------------------------
 Typesetting Firm for Financial       GCom Solutions                       Monthly on first business day following month
 Reports and Forms N-Q                                                     end
 -------------------------------------------------------------------------------------------------------------------------
 Printer for Financial Reports        V.G. Reed & Sons                     Annual and Semiannual Reporting Period: within
                                                                           45 days after end of reporting period
 -------------------------------------------------------------------------------------------------------------------------
 Proxy Voting Service                 Institutional Shareholder Services   Twice weekly on an ongoing basis
 -------------------------------------------------------------------------------------------------------------------------
 Intermediary Selling Shares of the   Merrill Lynch                        Quarterly within 10 days of quarter end
 Fund
 -------------------------------------------------------------------------------------------------------------------------
 Exchange                             Chicago Mercantile Exchange                              Monthly
 -----------------------------------------------------------------------------------------------------------------------------

PUBLIC PORTFOLIO HOLDINGS INFORMATION

 -------------------------------------------------------------------------------------------------------------------------
 Portfolio Redistribution Firms       Bloomberg, Standard & Poor's and     Quarterly, 60 days after fiscal quarter end
                                      Thompson Financial Services
 -------------------------------------------------------------------------------------------------------------------------
 Rating Agencies                      Lipper Inc. and Morningstar          Quarterly, 60 days after fiscal quarter end
 -------------------------------------------------------------------------------------------------------------------------
 Rating Agencies                      Moody's; Standard and Poor's and                          Weekly
                                      Fitch
 -----------------------------------------------------------------------------------------------------------------------------

   These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds.

   There is no guarantee that the Funds' policies on use and dissemination of holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of such information.

                     SERVICES OF THE ADVISER AND SUBADVISERS

THE ADVISER

   The investment adviser to each of the funds is Phoenix Investment Counsel, Inc. ("PIC" or the "Adviser"), which is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. PIC acts as the investment adviser for over 60 mutual funds and as adviser to institutional clients. PIC has acted as an investment adviser for over 70 years. PIC was originally organized in 1932 as John P. Chase, Inc. As of March 31, 2006, PIC had approximately $19.2 billion in assets under management.

   All of the outstanding stock of PIC is owned by PEPCO (or "Distributor"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is the wholly-owned investment management subsidiary of The Phoenix Companies, Inc. ("PNX") of Hartford, Connecticut. PNX is a leading provider of wealth management products and services to individuals and businesses. Its principal offices are located at One American Row, Hartford, Connecticut 06115. PEPCO, a mutual fund distributor, acts as the national distributor of the Funds' shares and as administrator and transfer agent of each Fund. The principal office of PEPCO is located at One American Row, Hartford, Connecticut 06115. Prior to May 18, 2006, Harris Investment Management, Inc. ("HIM") was the investment adviser to the Funds.

   PXP has served investors for over 70 years. As of March 31, 2006, PXP had approximately $50.5 billion in assets under management. PXP's money management is provided by affiliated investment advisers, as well as through subadvisory arrangements with outside managers, each specializing in particular investment styles and asset classes.

   The investment advisory agreement, approved by the Trustees, provide that the Trust will bear all costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust. Such expenses include, but shall not be limited to, all expenses incurred in the operation of the Trust and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not employees of PIC or any of its affiliates, expenses of Trustees, and shareholders' meetings, expenses of printing and mailing proxy soliciting material, expenses of the insurance premiums for fidelity and other coverage, expenses of the repurchase and redemption of shares, expenses of the issue and sale of shares (to the extent not borne by PEPCO under its agreement with the Trust), expenses of printing and mailing share certificates representing shares of the Trust, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, and bookkeeping, auditing and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the SEC and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. If authorized by the Trustees, the Trust will also pay for extraordinary expenses and expenses of a non-recurring nature which may include, but shall not be limited to, the reasonable cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Trust is a party.

   Each Fund will pay expenses incurred in its own operation and will also pay a portion of the Trust's general administration expenses allocated on the basis of the asset values of the respective Funds.

   For managing, or directing the management of, the investments of each fund, PIC is entitled to a fee, payable monthly, at the following annual rates:

     FUND                                              MANAGEMENT FEE
     ----                                              --------------
     Balanced Fund                                          0.50%
     Core Equity Fund                                       0.70%
     Emerging Markets Fund                                  1.00%
     Equity Fund                                            0.70%
     Index Fund                                             0.20%
     International Fund                                     0.85%
     Small-Cap Growth Fund                                  0.75%
     Small-Cap Opportunity Fund                             0.75%
     Small-Cap Value Fund                                   0.70%
     Bond Fund                                              0.50%
     High Yield Bond Fund                                   0.45%
     Intermediate Government Bond Fund                      0.45%
     Intermediate Tax-Exempt Bond Fund                      0.45%
     Short/Intermediate Bond Fund                           0.55%
     Tax-Exempt Bond Fund                                   0.45%

   The Government Money Market Fund, Money Market Fund and Tax-Exempt Money Market Fund each pay PIC 0.14% of the Fund's first $100 million of net assets plus 0.10% of the Fund's remaining assets.

   PIC may waive any portion of its investment advisory fees or reimburse Fund expenses from time to time. PIC has contractually agreed to limit the annual operating expenses of the following Funds until December 31, 2007 (expressed as a percentage of daily net assets):

 ----------------------------------------------------------------------------------------------------------------------------
                                                                   INSTITUTIONAL                        A SHARES
 ------------------------------------------------------------------------------------------------------------------------

 Bond Fund                                                             0.65%                             0.85%
 ------------------------------------------------------------------------------------------------------------------------
 Intermediate Government Bond Fund                                     0.55%                             0.75%
 ------------------------------------------------------------------------------------------------------------------------
 Intermediate Tax Exempt Bond Fund                                     0.65%                             0.85%
 ------------------------------------------------------------------------------------------------------------------------
 Short/Intermediate Bond Fund                                          0.75%                             0.95%
 ------------------------------------------------------------------------------------------------------------------------
 Small Cap Growth Fund                                                 1.20%                               --
 ------------------------------------------------------------------------------------------------------------------------
 Tax Exempt Bond Fund                                                  0.65%                             0.85%

 ------------------------------------------------------------------------------------------------------------------------

   The Adviser also may, at its discretion, from time to time pay for other Fund expenses from its own assets, or reduce the management fee of a Fund in excess of that required. Any fee reimbursed and/or any Fund expense absorbed by the Adviser pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, provided the aggregate amount of the Fund's current operating expense for such fiscal year does not exceed the applicable limitation on Fund expenses.

   The following table shows the dollar amount of fees payable to Harris Investment Management, Inc. ("HIM"), the investment adviser to the Funds prior to May 18, 2006, for its services with respect to each Fund, the amount of fee that was waived by HIM, if any, and the actual fee received by the HIM. This data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period. Pursuant to separate agreements, HIM paid a portion of the advisory fees it received to affiliates of HIM, such as Harris. These payments were used, among other things, to reimburse a portion of the fees paid by such affiliates' fiduciary clients who were invested in the Funds.

 ----------------------------------------------------------------------------------------------------------------------------
                               GROSS ADVISORY FEE ($)          ADVISORY FEE WAIVED ($)            NET ADVISORY FEE ($)
                          ---------------------------------------------------------------------------------------------------
                             2003       2004       2005       2003       2004       2005       2003       2004       2005
 ----------------------------------------------------------------------------------------------------------------------------
 Government Money         1,327,810  1,843,072  1,613,540         --         --         --  1,327,810  1,843,072  1,613,540
  Market Fund
 ----------------------------------------------------------------------------------------------------------------------------
 Money Market Fund        7,733,692  7,375,073  6,520,668         --         --         --  7,733,692  7,375,073  6,520,668
 ----------------------------------------------------------------------------------------------------------------------------
 Tax-Exempt Money
  Market Fund             1,266,709  1,348,192  1,378,657         --         --         --  1,266,709  1,348,192  1,378,657
 ----------------------------------------------------------------------------------------------------------------------------
 Bond Fund                1,255,395  1,018,371  1,184,229    613,182    481,151    486,924    642,213    537,220    697,305
 ----------------------------------------------------------------------------------------------------------------------------
 High Yield Bond Fund       206,771    323,089    342,784     49,708     91,365    107,311    157,063    231,724    235,473
 ----------------------------------------------------------------------------------------------------------------------------
 Intermediate Government
  Bond Fund                 489,948    352,361    153,700    331,520    237,345    132,094    158,428    115,016     21,606
 ----------------------------------------------------------------------------------------------------------------------------
 Intermediate Tax-Exempt
  Bond Fund               1,200,190  1,095,881  1,078,309    668,654    608,823    599,060    531,536    487,058    479,249
 ----------------------------------------------------------------------------------------------------------------------------
 Short/Intermediate Bond
  Fund                    1,892,556  1,992,625  1,873,405    933,062    929,876    826,836    959,494  1,062,749  1,046,569
 ----------------------------------------------------------------------------------------------------------------------------
 Tax-Exempt Bond Fund       577,100    490,685    484,651    321,530    272,603    269,250    255,570    218,082    215,401
 ----------------------------------------------------------------------------------------------------------------------------
 Balanced Fund              282,356    312,908    380,817     40,864     16,185         --    241,492    296,723    380,817
 ----------------------------------------------------------------------------------------------------------------------------
 Core Equity Fund         1,023,289    944,647    977,260    118,733      9,468         --    904,556    935,179    977,260
 ----------------------------------------------------------------------------------------------------------------------------
 Emerging Markets Fund    2,095,350  3,774,494  3,828,565         --         --    319,051  2,095,350  3,774,494  3,509,514
 ----------------------------------------------------------------------------------------------------------------------------
 Equity Fund              1,799,413  1,686,719  1,886,952         --         --         --  1,799,413  1,686,719  1,886,952
 ----------------------------------------------------------------------------------------------------------------------------
 Index Fund                 778,912    717,080    497,285    115,188      4,644     75,767    663,724    712,436    421,518
 ----------------------------------------------------------------------------------------------------------------------------
 International Fund       1,560,663  1,954,612  2,327,063         --         --    229,539  1,560,663  1,954,612  2,097,524
 ----------------------------------------------------------------------------------------------------------------------------
 Small-Cap Growth Fund       53,935     56,129     74,821     30,819     35,158     45,506     23,116     20,971     29,315
 ----------------------------------------------------------------------------------------------------------------------------
 Small-Cap Opportunity
  Fund                    4,238,707  4,533,237  5,041,559    140,096      4,237         --  4,098,611  4,529,000  5,041,559
 ----------------------------------------------------------------------------------------------------------------------------
 Small-Cap Value Fund     1,933,332  2,367,380  3,158,780     77,726         --         --  1,855,606  2,367,380  3,158,780
 ----------------------------------------------------------------------------------------------------------------------------

   The investment advisory agreement also provides that the Adviser shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of such adviser in the performance of its duties thereunder.

   Provided it has been approved by a vote of the majority of the outstanding shares of a Fund of the Trust which is subject to its terms and conditions, the investment advisory agreement continues from year to year with respect of such Fund so long as (1) such continuance is approved at least annually by the Trustees or by a vote of the majority of the outstanding shares of such Fund and
(2) the terms and any renewal of the agreement with respect to such Fund have been approved by the vote of a majority of the Trustees who are not parties to the agreement or interested persons, as that term is defined in the 1940 Act, of the Trust or the relevant adviser, cast in person at a meeting called for the purpose of voting on such approval. On sixty days' written notice and without penalty the agreement may be terminated as to the Trust or as to a Fund by the Trustees or by the relevant adviser and may be terminated as to a Fund by a vote of the majority of the outstanding shares of such Fund. The Agreement automatically terminates upon its assignment (within the meaning of the 1940
Act). The agreement provides that upon its termination, or at the request of the relevant adviser, the Trust will eliminate all reference to Phoenix from its name, and will not thereafter transact business in a name using the word Phoenix.

THE SUBADVISERS

   HARRIS INVESTMENT MANAGEMENT, INC. PIC has entered into a subadvisory agreement with HIM with respect to certain of the Funds. Under the subadvisory agreement, HIM manages the investment of assets of each of the funds except for Phoenix Insight Bond Fund, Phoenix Insight High Yield Bond Fund, Phoenix Insight International Fund and Phoenix Insight Emerging Markets Fund. The subadvisory agreement provides that the Adviser will delegate to HIM the performance of certain of its investment management services under the Investment Advisory Agreement. HIM will furnish at its own expense the office facilities and personnel necessary to perform such services. PIC remains responsible for the supervision and oversight of HIM's performance.

   HIM, an investment adviser registered under the Investment Advisers Act of 1940, as amended, is located at 190 South LaSalle Street, 4th Floor, P.O. Box 755, Chicago, IL 60603 and is a wholly-owned subsidiary of Harris Bankcorp, Inc., which is a wholly-owned subsidiary of Harris Financial Corp., which is a wholly-owned subsidiary of Bank of Montreal, a publicly-traded Canadian banking institution. As of December 31, 2005 HIM had approximately $21.7 billion in assets under management.

   HIM applies analytic techniques in the selection of portfolios. HIM's equity investment process focuses on maintaining a well-diversified portfolio of stocks whose prices are determined to be attractively ranked based upon their future potential. After identifying the appropriate type of universe for each Fund, whether the stocks are issued by large, established companies, or by smaller firms, HIM gathers fundamental, quality and liquidity data. A multi-factor model then ranks and/or scores the stocks. Stocks that fail to meet HIM's hurdles are removed from further consideration. Attractive stocks are periodically identified and added to the portfolio, while those that have become unattractive are systematically replaced. Fund portfolio managers, in conjunction with experienced research analysts, play a role throughout the process.

   HIM actively manages taxable and tax-exempt fixed income securities using a disciplined, quantitatively-based investment process. This enables HIM to create portfolios of fixed income securities that it believes are undervalued based upon their future potential. HIM seeks securities in specific industries or areas of the country that, it believes, offer the most attractive value and stand to benefit from anticipated changes in interest rates. Using quantitative models that attempt to obtain competitive results, bond portfolio managers select securities within different industries while managing interest rate risk. These quantitative models attempt to measure changes in the economy, changes in the prices of various goods and services, and changes in interest rates. Potential purchases are finally reviewed with regard to their suitability to, credit assessment of and impact on the overall portfolio.

   The Subadvisory Agreement between PIC and HIM provides that PIC will delegate to HIM the performance of certain of its investment management services under the Investment Advisory Agreement with the Funds listed below. HIM will furnish at its own expense the office facilities and personnel necessary to perform such services. For its services as Subadviser, PIC will pay the following annual subadvisory fee rate (expressed as a percentage of average daily net assets):

 ----------------------------------------------------------------------------------------------------------------------------
                                                                                  SUBADVISORY FEE(%)*
                                                                                  -------------------
 Intermediate Government Bond Fund                                                        .255
 Intermediate Tax-Exempt Bond Fund                                                        .255
 Short/Intermediate Bond Fund                                                             .305
 Tax-Exempt Bond Fund                                                                     .255
 Ultra Short Duration Bond Fund                                                            .13
 Balanced Fund                                                                             .28
 Core Equity Fund                                                                          .38
 Equity Fund                                                                               .38
 Index Fund                                                                                .13
 Small-Cap Growth Fund                                                                    .405
 Small-Cap Opportunity Fund                                                               .405
 Small-Cap Value Fund                                                                      .38
 Government Money Market Fund, Money Market               0.07% of each Fund's first $100 million of net assets plus 0.05%
  Fund and Tax-Exempt Money Market Fund                   of the Fund's remaining net assets.
 ----------------------------------------------------------------------------------------------------------------------------

* For each Fund, the subadvisory fee paid to HIM will be reduced by 50% of any reimbursements or waivers by PIC.

   HIM and PIC have entered into a Transaction Agreement (the "Transaction Agreement") and a Strategic Partnership Agreement (the "Strategic Partnership Agreement"), each dated as of March 28, 2006, pursuant to which, following each of the first four anniversaries of the closing of the Transaction Agreement (the "Closing"), PIC will pay HIM a specified percentage of any net profits earned by PIC with respect to the Government Money Market Fund, Money Market Fund, and Tax-Exempt Money Market Fund for those annual periods. Those payments will not be made from the assets of the Trust or any Money Market Fund and will be payable solely by PIC from its own resources.

   Under the terms of the Transaction Agreement, PIC has agreed with HIM not to initiate, or recommend to the Board, the termination of the subadvisory contract between PIC and HIM for the five years following the Closing, other than for "cause" (which is defined to include such things as significant changes in portfolio management personnel, material failures of compliance with applicable laws or regulations, or any other event, circumstance or condition that makes it necessary for PIC to initiate or recommend such a termination in the good faith exercise of PIC's fiduciary duties). In the event that PIC initiates or recommends a termination of HIM's subadvisory contract with respect to a Fund without "cause" during the five years following the Closing, PIC could become subject to a potentially significant monetary penalty (but any such amount would not be payable by the Trust or any of the Funds, and would be borne solely by
PIC). In any event, these termination provisions are in no way binding upon the Board of the Trust, and any termination of HIM's subadvisory contract by the Board that is not based on the recommendation of PIC would not result in PIC becoming subject to the potential monetary penalty described above. In the event it became necessary for PIC, in the good faith exercise of its fiduciary duty, to terminate HIM as a Sub-Adviser with respect to a Fund, PIC would not be subject to the monetary penalty.

   Pursuant to the Strategic Partnership Agreement, HIM has made certain commitments to PIC to facilitate the provision of its subadvisory services to PIC and has agreed that HIM and its affiliates doing business under the "Harris" name will not engage in certain defined competitive activities for the five years following Closing. In exchange, PIC has agreed to make a payment to HIM five years after Closing in the event that the revenues HIM has received from its overall relationship with PIC, have not reached specified levels. Those revenues would include subadvisory fees earned in respect of the Funds, as well as any subadvisory or advisory, management, administration, or other similar fees, but not 12b-1 fees, that HIM and its affiliates may earn from other funds or investment products sponsored or managed by PIC or its affiliates during such five-year period.

   VONTOBEL ASSET MANAGEMENT, INC. PIC has entered into a subadvisory agreement with Vontobel Asset Management, Inc. formerly named Vontobel USA Inc. ("Vontobel"). Under the subadvisory agreement, Vontobel manages the investment of assets of Phoenix Insight International Fund and Phoenix Insight Emerging Markets Fund. The subadvisory agreement provides that the Adviser will delegate to Vontobel the performance of certain of its investment management services under the Investment Advisory Agreement. Vontobel will furnish at its own expense the office facilities and personnel necessary to perform such services. PIC remains responsible for the supervision and oversight of Vontobel's performance.

   Vontobel is registered as an investment adviser under the Investment Advisers Act of 1940, as amended and is located at 450 Park Avenue, New York, NY 10022. Vontobel is a wholly-owned subsidiary of Vontobel Holding A.G., a Swiss bank holding company which is traded on the Swiss Stock Exchange. As of March 31, 2006 Vontobel had in excess of $4.1 billion in assets under management.

   The Subadvisory Agreement between PIC and Vontobel provides that PIC will delegate to Vontobel the performance of certain of its investment management services under the Investment Advisory Agreement for Emerging Markets Fund and International Fund. The annual rate of fee payable to Vontobel under the Subadvisory Agreement would be 0.50% of the average daily net assets in the Emerging Markets Fund up to $200 million and 0.45% of the Fund's daily net assets above $200 million. The fees for the International Fund would be 0.425% of the Fund's average daily net assets.

   SENECA CAPITAL MANAGEMENT LLC. PIC has entered into a subadvisory agreement with Seneca Asset Management LLC ("Seneca"). Under the subadvisory agreement, Seneca manages the investment of assets of Phoenix Insight Bond Fund and Phoenix Insight High Yield Bond Fund. The subadvisory agreement provides that the Adviser will delegate to Seneca the performance of certain of its investment management services under the Investment Advisory Agreement. Seneca will furnish at its own expense the office facilities and personnel necessary to perform such services. PIC remains responsible for the supervision and oversight of Seneca's performance.

   Seneca has been (with its predecessor, GMG/Seneca Capital Management LP) an investment adviser since 1989 and is located at 909 Montgomery Street, San Francisco, CA 94133. As of March 31, 2006, Seneca had $10.3 billion in assets under management.

   The Subadvisory Agreement between PIC and Seneca provides that PIC will delegate to Seneca the performance of certain of its investment management services under the Investment Advisory Agreement for Bond Fund and High Yield Bond Fund. The annual rate of fee payable to Seneca under the Subadvisory Agreement would be 0.25% and 0.225% of the average daily net assets of the Bond Fund and High Yield Bond Fund, respectively.

   The Trust, its Adviser, Subadvisers and Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the 1940 Act. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Funds, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which a Fund has a pending order. The Trust has also adopted a Senior Management Code of Ethics as required by Section 406 of the Sarbanes-Oxley Act of 2002.

BOARD OF TRUSTEES' CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

   A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is expected to be available in the Funds' semiannual report for the period ending June 30, 2006.

DESCRIPTION OF PROXY VOTING POLICY

   The Trust has adopted on behalf of the Funds a Statement of Policy with Respect to Proxy Voting (the "Policy") stating the Funds' intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Funds. The Funds have committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Funds must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

   The Policy stipulates that the Funds' Adviser will vote proxies, or delegate such responsibility to a Subadviser. The Adviser will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Trust's Policy. Any Adviser may engage a qualified, independent organization to vote proxies on its behalf (a "delegate"). Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-case basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.

   The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:

o Corporate Governance Matters--tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

o Changes to Capital Structure--dilution or improved accountability associated with such changes.

o Stock Option and Other Management Compensation Issues--executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

o Social and Corporate Responsibility Issues--the Adviser will generally vote against shareholder social and environmental issue proposals.

   The Funds and their delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the Adviser/Subadviser, delegate, principal underwriter, or any affiliated person of the Funds, on the other hand. Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the delegate; (iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires each Adviser/Subadviser or delegate to notify the President of the Trust of any actual or potential conflict of interest. No Adviser/Subadviser or delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Trust.

   The Policy further imposes certain record keeping and reporting requirements on each Adviser/Subadviser or delegate. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 will be available free of charge by calling, toll-free,
(800) 243-1574, or on the SEC's Web site at http://www.sec.gov.

                               PORTFOLIO MANAGERS

COMPENSATION OF PORTFOLIO MANAGERS

   HIM. The compensation program for investment professionals of HIM, including the portfolio managers of the Phoenix Insight Funds, is designed to provide a total compensation package that (a) serves to align employees' interests with those of their clients, and (b) helps management to attract and retain high quality investment professionals.

   All investment professionals are compensated through a combination of a fixed base salary and bonus. Senior management retains a national compensation consultant to undertake a study, at least annually, to determine appropriate levels of base compensation for the firm's investment professionals. Bonus amounts are determined by many factors including: the pre-tax investment performance of the portfolio manager compared to the performance of a relevant benchmark and performance of a peer group of funds and investment managers over a rolling one- and three-year performance period, each individual's contributions to the success of the firm, and certain other factors at the discretion of senior management. The objective with regard to each component of compensation is to provide competitive compensation to investment professionals.

   HIM also has a deferred incentive compensation program (nonqualified plan) which provides that certain key employees (currently, those who have been designated a Partner or Senior Partner of HIM, and including portfolio managers, analysts, and certain non-investment personnel) are granted incentive awards annually and elect to defer receipt of the award and earnings thereon until a future date. The award for each participant, expressed as a percentage of the pre-tax, pre-long-term incentive profits of HIM, is determined by senior management and communicated to participants early in each award year. The awards vest after a period of three years from the end of the specific year for which the awards are granted, and are payable to participants based on the provisions of the program and the elections of the participants.

   VONTOBEL. The respective portfolio managers for the Emerging Markets Fund and the International Fund ("Funds") are compensated by the Funds' Sub-Adviser, Vontobel. The portfolio manager's compensation consists of three components. The first component is base salary, which is fixed. The second component of compensation is a discretionary bonus which is determined by senior management. The third component of compensation is a small percentage of the gross revenues received by Vontobel which are generated by the products that the portfolio manager manages. The portfolio manager does not receive any compensation directly from the Funds or the Adviser.

   SENECA. Seneca believes that the firm's compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Seneca receive a competitive base salary, an incentive bonus opportunity and a benefits package.

   Base Salary. Each portfolio manager is paid a fixed base salary, which is determined by Seneca and is designed to be competitive in light of the individual's experience and responsibilities.

   Incentive Bonus. Bonus payments are based on a number of factors including the profitability of Seneca and the portfolio team member's long-term contributions to the firm. Seneca's principles emphasize teamwork and a focus on client needs, and bonuses are structured to emphasize those principles. All full-time employees of Seneca participate in the annual bonus program. Bonuses are not linked to the volume of assets managed or to measurements of relative or absolute investment returns. Bonus payments are generally determined based on considerations of Seneca's working capital requirements and on estimated tax liabilities.

   The Executive Committee and CIO have discretion over the measurement of the components.

   Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm's employees, including 401(k), health and other employee benefit plans.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS AND POTENTIAL CONFLICTS OF INTEREST

   There may be certain inherent conflicts of interest that arise in connection with the portfolio managers' management of each fund's investments and the investments of any other accounts they manage. Such conflicts could arise from the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, and any soft dollar arrangements that the adviser may have in place that could benefit the funds or such other accounts. The Board of Trustees has adopted on behalf of the funds policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the funds' shareholders. Each subadviser is required to certify its compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the funds' most recent fiscal year. Additionally, there are no material conflicts of interest between the investment strategies of a fund and the investment strategies of other accounts managed by portfolio managers since portfolio managers generally manage funds and other accounts having similar investment strategies.

   The following table provides information as of December 31, 2005 (unless otherwise noted) regarding any other accounts managed by the portfolio managers and portfolio management team members for each of the funds as named in the prospectus. As noted in the table, the portfolio managers managing the funds may also manage or be members of management teams for other mutual funds within the Phoenix Fund complex or other similar accounts.

------------------------------------------------------------------------------------------------------------------------------
                                                                               REGISTERED      OTHER POOLED
                                                                               INVESTMENT       INVESTMENT
          PORTFOLIO MANAGER (FUND)                                              COMPANIES        VEHICLES     OTHER ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------
Al Alaimo (Bond Fund and High Yield           Number of Accounts Managed as
  Bond Fund)                                           of October 31, 2005:         3               1               263
                                                 Assets in Accounts Managed
                                                                 (rounded):   $125,500,000     $119,700,000   $8,224,400,000
------------------------------------------------------------------------------------------------------------------------------
Laura Alter (Intermediate Government Bond       Number of Accounts Managed:         --               --                5
  Fund, Short/Intermediate Bond Fund,           Assets in Accounts Managed:         --               --          $521,150,031
  Balanced Fund, Tax-Exempt Bond Fund,
  Intermediate Tax-Exempt Bond Fund)
------------------------------------------------------------------------------------------------------------------------------
Peter J. Arts (Government Money Market          Number of Accounts Managed:         --               1                1
  Fund, Money Market Fund, Tax-Exempt Money     Assets in Accounts Managed:         --          $44,165,830     $130,950,947
  Market Fund
------------------------------------------------------------------------------------------------------------------------------
Robert L. Bishop (Bond Fund)                  Number of Accounts Managed as
                                                     of September 30, 2005:         2                --              264
                                                 Assets in Accounts Managed
                                                                 (rounded):   $106,000,000           --        $8,500,000,000
------------------------------------------------------------------------------------------------------------------------------
Jason Bulinski (Small-Cap Opportunity Fund,   Number of Accounts Managed as
  Small-Cap Value Fund, Small-Cap Growth                                 of         --               --                6
  Fund)                                                     March 31, 2006:
                                                Assets in Accounts Managed:         --               --           $56,556,000
------------------------------------------------------------------------------------------------------------------------------
Boyd R. Eager (Government Money Market          Number of Accounts Managed:         --               --               15
  Fund, Money Market Fund, Tax-Exempt Money     Assets in Accounts Managed:         --               --          $362,784,632
  Market Fund
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                               REGISTERED      OTHER POOLED
                                                                               INVESTMENT       INVESTMENT
          PORTFOLIO MANAGER (FUND)                                              COMPANIES        VEHICLES     OTHER ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------
Andrew S. Chow (Bond Fund)                    Number of Accounts Managed as
                                                     of September 30, 2005:         2               --               264
                                                 Assets in Accounts Managed
                                                                 (rounded):     $106,000            --         $8,500,000,000
------------------------------------------------------------------------------------------------------------------------------
Albert Gutierrez (Bond Fund and High Yield    Number of Accounts Managed as
  Bond Fund)                                           of October 31, 2005:         5               2               263
                                                 Assets in Accounts Managed
                                                                 (rounded):   $289,600,000    $181,300,000*    $8,224,400,000
------------------------------------------------------------------------------------------------------------------------------
Thomas N. Haag (High Yield Bond Fund)         Number of Accounts Managed as
                                                       of October 31, 2005:         3               2               263
                                                 Assets in Accounts Managed
                                                                 (rounded):   $125,500,000    $181,300,000*    $8,224,400,000
------------------------------------------------------------------------------------------------------------------------------
Rajiv Jain (Emerging Markets Fund and         Number of Accounts Managed as
  International Fund)                                 of February 28, 2006:         1               16               3
                                                 Assets in Accounts Managed
                                                                 (rounded):   $221,500,000    $3,100,000,000     $214,300,000
------------------------------------------------------------------------------------------------------------------------------
T. Andrew Janes (Core Equity Fund, Equity       Number of Accounts Managed:         --               4                3
  Fund, Small-Cap Growth Fund, Small-Cap        Assets in Accounts Managed:         --          $168,097,813     $79,852,902
  Value Fund)
------------------------------------------------------------------------------------------------------------------------------
C. Thomas Johnson (Balanced Fund, Small-Cap     Number of Accounts Managed:         --               16              39
  Opportunity Fund)                             Assets in Accounts Managed:         --          $962,655,233   $2,076,570,240
------------------------------------------------------------------------------------------------------------------------------
Kimberly J. Keywell (Tax-Exempt Money           Number of Accounts Managed:         --               --                6
  Market Fund, Intermediate Tax-Exempt Bond     Assets in Accounts Managed:         --               --           $26,527,317
  Fund, Tax-Exempt Bond Fund, Government
  Money Market Fund, Money Market Fund)
------------------------------------------------------------------------------------------------------------------------------
William O. Leszinske (Small-Cap Growth          Number of Accounts Managed:         --               --                4
  Fund, Small-Cap Value Fund)                   Assets in Accounts Managed:         --               --           $3,540,109
------------------------------------------------------------------------------------------------------------------------------
Thomas P. Lettenberger (Small-Cap             Number of Accounts Managed as
  Opportunity Fund, Small-Cap Value Fund,                of March 31, 2006:         --               --               30
  Small-Cap Growth Fund)                        Assets in Accounts Managed:
                                                                                    --               --          $552,915,000
------------------------------------------------------------------------------------------------------------------------------
Carol H. Lyons (Short/Intermediate Bond         Number of Accounts Managed:         --               --                7
  Fund, Intermediate Government Bond Fund)      Assets in Accounts Managed:         --               --          $309,204,542
------------------------------------------------------------------------------------------------------------------------------
Todd Sanders (Small-Cap Growth Fund,          Number of Accounts Managed as
  Small-Cap Value Fund, Small-Cap                        of March 31, 2006:         --               --                --
  Opportunity Fund)                             Assets in Accounts Managed:         --               --                --
------------------------------------------------------------------------------------------------------------------------------
George W. Selby (Intermediate Tax-Exempt        Number of Accounts Managed:         --               --                8
  Bond Fund, Tax-Exempt Bond Fund)              Assets in Accounts Managed:         --               --          $568,988,066
------------------------------------------------------------------------------------------------------------------------------
Daniel L. Sido (Core Equity Fund, Equity        Number of Accounts Managed:         1               5                7
  Fund, Index Fund, Small-Cap Opportunity       Assets in Accounts Managed:    $9,817,543      $811,080,419       $56,570,791
  Fund, Balanced Fund)
------------------------------------------------------------------------------------------------------------------------------
Maureen Svagera (Intermediate Government        Number of Accounts Managed:        --               1               11
  Bond Fund, Short/Intermediate Bond Fund,      Assets in Accounts Managed:        --          $10,898,583       $670,768,292
  Balanced Fund)
------------------------------------------------------------------------------------------------------------------------------
Mark Wimer (Core Equity Fund, Equity Fund,    Number of Accounts Managed as
  Index Fund)                                            of March 31, 2006:         --               --                --
                                                Assets in Accounts Managed:         --               --                --
------------------------------------------------------------------------------------------------------------------------------

* Mr. Gutierrez and Mr. Haag are portfolio managers for one hedge fund which has a performance based fee. The value of the hedge fund as of October 31, 2005 was $61.6 million and is listed under Pooled Investment Vehicles above.

Note: Registered Investment Companies include all open and closed-end mutual funds. Pooled Investment Vehicles (PIVs) include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act, such as private placements and hedge funds. Other accounts would include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds, collateralized bond obligations and collateralized debt obligations.

OWNERSHIP OF FUND SECURITIES BY PORTFOLIO MANAGERS

   The following chart sets forth the dollar range of equity securities owned by each portfolio manager for the Advisers in each fund described in the funds' prospectus that he/she manages as of the December 31, 2005:

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 DOLLAR RANGE OF
              NAME OF                                   EACH FUND                    SECURITIES IN EACH FUND BENEFICIALLY
         PORTFOLIO MANAGER                         BENEFICIALLY OWNED                                 OWNED
-------------------------------------------------------------------------------------------------------------------------
Al Alaimo                            Bond Fund                                                        None*
                                     High Yield Bond Fund                                             None*
-------------------------------------------------------------------------------------------------------------------------
Laura Alter                          Intermediate Government Bond Fund                                 None
                                     Short/Intermediate Bond Fund                                $10,001-$50,000
                                     Balanced Fund                                              $100,001-$500,000
                                     Tax-Exempt Bond Fund                                             None*
                                     Intermediate Tax-Exempt Bond Fund                                None*
-------------------------------------------------------------------------------------------------------------------------
Peter J. Arts                        Government Money Market Fund                                     None
                                     Money Market Fund                                                None

                                     Tax-Exempt Money Market Fund                                     None

-------------------------------------------------------------------------------------------------------------------------
Robert L. Bishop                     Bond Fund                                                        None*
-------------------------------------------------------------------------------------------------------------------------
Jason Bulinski                       Small-Cap Opportunity Fund                                  $10,001-$50,000*
                                     Small-Cap Value Fund                                             None*
                                     Small-Cap Growth Fund                                            None*
-------------------------------------------------------------------------------------------------------------------------
Andrew S. Chow                       Bond Fund                                                        None*
-------------------------------------------------------------------------------------------------------------------------
Boyd R. Eager                        Government Money Market Fund                                     None
                                     Money Market Fund                                                None

                                     Tax-Exempt Money Market Fund                                     None*

-------------------------------------------------------------------------------------------------------------------------
Albert Gutierrez                     Bond Fund                                                        None*
                                     High Yield Bond Fund                                             None*
-------------------------------------------------------------------------------------------------------------------------
Thomas N. Haag                       High Yield Bond Fund                                             None*
-------------------------------------------------------------------------------------------------------------------------
Rajiv Jain                           Emerging Markets Fund                                            None*
                                     International Fund                                               None*
-------------------------------------------------------------------------------------------------------------------------
T. Andrew Janes                      Core Equity Fund                                          $100,001-$500,000
                                     Equity Fund                                                      None
                                     Small-Cap Growth Fund                                            None
                                     Small-Cap Value Fund                                             None
-------------------------------------------------------------------------------------------------------------------------
C. Thomas Johnson                    Balanced Fund                                                    None
                                     Small-Cap Opportunity Fund                                $100,001-$500,000
-------------------------------------------------------------------------------------------------------------------------
Kimberly J. Keywell                  Tax-Exempt Money Market Fund                                     None
                                     Intermediate Tax-Exempt Bond Fund                                None
                                     Tax-Exempt Bond Fund                                             None
                                     Government Money Market Fund                                     None*
                                     Money Market Fund                                                None*
-------------------------------------------------------------------------------------------------------------------------
William O. Leszinske                 Small-Cap Growth Fund                                      $100,001-$500,000
                                     Small-Cap Value Fund                                       $100,001-$500,000
-------------------------------------------------------------------------------------------------------------------------
Thomas P. Lettenberger               Small-Cap Opportunity Fund                                   $1 - $10,000*
                                     Small-Cap Value Fund                                         $1 - $10,000*
                                     Small-Cap Growth Fund                                            None*
-------------------------------------------------------------------------------------------------------------------------
Carol H. Lyons                       Short/Intermediate Bond Fund                                $50,001-$100,000
                                     Intermediate Government Bond Fund                                None*
-------------------------------------------------------------------------------------------------------------------------
Todd Sanders                         Small-Cap Growth Fund                                            None*
                                     Small-Cap Value Fund                                             None*
                                     Small-Cap Opportunity Fund                                       None*
-------------------------------------------------------------------------------------------------------------------------
George W. Selby                      Intermediate Tax-Exempt Bond Fund                                None
                                     Tax-Exempt Bond Fund                                             None
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 DOLLAR RANGE OF
              NAME OF                                   EACH FUND                    SECURITIES IN EACH FUND BENEFICIALLY
         PORTFOLIO MANAGER                         BENEFICIALLY OWNED                                 OWNED
-------------------------------------------------------------------------------------------------------------------------
Daniel L. Sido                       Core Equity Fund                                           $100,001-$500,000
                                     Equity Fund                                                $100,001-$500,000
                                     Index Fund                                                        None
                                     Small-Cap Opportunity Fund                                 $100,001-$500,000
                                     Balanced Fund                                                     None
-------------------------------------------------------------------------------------------------------------------------
Maureen Svagera                      Intermediate Government Bond Fund                              $1-$10,000
                                     Short/Intermediate Bond Fund                                $10,001-$50,000
                                     Balanced Fund                                               $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------------
Mark Wimer                           Core Equity Fund                                                 None*
                                     Equity Fund                                                      None*
                                     Index Fund                                                       None*
------------------------------------------------------------------------------------------------------------------------------

* As of March 31, 2006.

                                 NET ASSET VALUE

   The net asset value per share of each Fund is determined at least as often as each day that the New York Stock Exchange ("NYSE") is open for trading. The "NYSE" will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Trust does not price securities on weekends or United States national holidays, the net asset value of a Fund's foreign assets may be significantly affected on days when the investor may not be able to purchase or sell shares of the Funds. The net asset value per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

   A security that is listed or traded on more than one exchange is valued at the official closing price on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting according to policies and procedures approved by the Trustees.

   Each of the Money Market Funds uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that a Fund would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of a Fund's portfolio on a particular day, a prospective investor in that Fund would be able to obtain a somewhat higher yield than would result from investments in a fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

   Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, each of the Money Market Funds must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of 397 days or less and invest only in securities determined by the Trust's Board of Trustees to meet the quality and minimal credit risk requirements of Rule 2a-7. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. Rule 2a-7 provides, however, that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. Pursuant to Rule 2a-7, the Board is required to establish procedures designed to stabilize at $1.00, to the extent reasonably possible, the price per share of each of the Money

Market Funds as computed for the purpose of sales and redemptions. Such procedures include review of the portfolio holdings of each of the Money Market Funds by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether a Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

                                HOW TO BUY SHARES


   For Class A Shares and Class C Shares, the minimum initial investment is $500 and the minimum subsequent investment is $25. For Institutional Shares, the minimum investment is $100,000 and there is no subsequent minimum investment. There is no minimum investment or subsequent investment requirements for Exchange Shares. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.


   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are received by an authorized broker or the broker's authorized designee.

                        ALTERNATIVE PURCHASE ARRANGEMENTS

   Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Orders received by dealers prior to the close of trading on the NYSE are confirmed at the offering price effective at that time, provided the order is received by the Authorized Agent prior to its close of business.

   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and services fees and contingent deferred sales charges ("CDSC") on Class C Shares would be less than the initial sales charge and accumulated distribution services fee on Class A Shares purchased at the same time.

   Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. (See "Dividends, Distributions and Taxes" in this SAI.)


CLASS A SHARES--NON-MONEY MARKET FUNDS


   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed, except that a 1% deferred sales charge may apply to shares purchased on which a finder's fee has been paid if redeemed within one year of purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor. Class A Shares are subject to ongoing distribution and services fees at an annual rate of 0.25% of the Fund's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.


   Class A Shares of the Money Market Funds are purchased without any sales charges. Class A Shares are subject to ongoing shareholder servicing (12b-1) fees at an annual rate of 0.10%. In addition, the Money Market Funds have adopted Shareholder Servicing Plans with an annual fee rate of 0.25%


CLASS C SHARES--ALL FUNDS EXCEPT THE MONEY MARKET FUNDS AND INTERMEDIATE GOVERNMENT BOND FUND

   Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to ongoing distribution and services fees at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to Class C Shares.

INSTITUTIONAL SHARES--ALL FUNDS


   Institutional Shares are offered without any sales charge primarily to institutional investors, such as pension and profit sharing plans, other employee benefit trusts, investment advisers, Harris Bank and its affiliates, endowments, foundations and corporations.


CLASS A SHARES--REDUCED INITIAL SALES CHARGES

   Investors choosing Class A Shares may be entitled to reduced sales charges. The ways in which sales charges may be avoided or reduced are described below. Investors buying Class A Shares on which a finder's fee has been paid may incur a 1% deferred sales charge if they redeem their shares within one year of purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor.

   QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds, or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates; (2) any director or officer, or any full-time employee or sales representative (for at least 90 days), of the Adviser, Subadviser (if any) or Distributor; (3) any private client of the Adviser or Subadviser to any Phoenix Funds; (4) registered representatives and employees of securities dealers with whom the Distributor has sales agreements; (5) any qualified retirement plan exclusively for persons described above; (6) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (7) any spouse, child, parent, grandparent, brother or sister of any person named in
(1), (2), (4) or (6) above; (8) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (9) any employee or agent who retires from PNX, the Distributor and/or their corporate affiliates;
(10) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (11) any person with a direct rollover transfer of shares from an established Phoenix Fund or Phoenix qualified plan; (12) any Phoenix Life Insurance Company (or affiliate) separate account which funds group annuity contracts offered to qualified employee benefit plans; (13) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (14) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate of such accounts held by such entity equal or exceed $1,000,000; (15) any deferred compensation plan established for the benefit of any Phoenix Fund or Phoenix trustee or director; provided that sales to persons listed in (1) through (15) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund;
(16) former Class N Shareholders who received Class A Shares as a result of the conversion may continue, as long as such shares are held, to purchase Class A Shares with out any sales charge; (17) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (18) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (19) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; or (20) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. Each of the investors described in (17) through (20) may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

   COMBINATION PURCHASE PRIVILEGE. Your purchase of any class of shares of these or any other Phoenix Fund (other than any Money Market Fund ), if made at the same time by the same "person," will be added together with any existing Phoenix Fund account values, to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

   A "Phoenix Fund" means any other mutual fund advised, subadvised or distributed by the Adviser or Distributor or any corporate affiliate of either or both the Adviser and Distributor provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Funds.

   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any class of shares of these or any other Phoenix Fund (other than any Money Market Fund), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class B Shares or Class C Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

   RIGHT OF ACCUMULATION. The value of your account(s) in any class of shares of these or any other Phoenix Fund (other than any Money Market Fund ), may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.

   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

CLASS C SHARES--WAIVER OF SALES CHARGES

   The CDSC is waived on the redemption (sale) of Class C Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7);
(c) as a mandatory distribution upon reaching age 70 1/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) based on the exercise of exchange privileges among Class C Shares of these or any other Phoenix Fund; (f) based on any direct rollover transfer of shares from an established Phoenix Fund qualified plan into a Phoenix Fund IRA by participants terminating from the qualified plan; and (g) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death.

IMMEDIATE INVESTMENT


   In order to obtain immediate investment of funds, subsequent purchases of shares of a Fund may also be made by wiring Federal Funds (monies held in a bank account with a Federal Reserve Bank) directly pursuant to the following instructions:


   Once an account number has been assigned, direct your bank to wire the Federal Funds to State Street Bank and Trust Company, Custody & Shareholder Services Division, Boston, Massachusetts 02105, attention of the appropriate Fund. Your bank must include the account number and the name(s) in which your account is registered in its wire and also request a telephone advice. Your bank may charge a fee to you for transmitting funds by wire.

   An order for shares of a Fund purchased with Federal Funds will be accepted on the business day Federal Funds are wired provided the Federal Funds are received by 4:00 p.m. on that day; otherwise, the order will not be accepted until the next business day. Shareholders should bear in mind that wire transfers may take two or more hours to complete.


                            INVESTOR ACCOUNT SERVICES

   The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Mutual Fund Services at (800) 243-1574. Broker-dealers may impose their own restrictions and limits on accounts held through the broker-dealer. Please consult your broker-dealer for account restriction and limit information. The Funds and the Distributor reserve the right to modify or terminate these services upon reasonable notice.

EXCHANGES

   Under certain circumstances, shares of any Phoenix Fund (except any of the Money Market Funds) may be exchanged for shares of the same class of another Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Class C Shares are also exchangeable for Class T Shares of those Phoenix Funds offering them. Exchanges are subject to the minimum initial investment requirement of the designated Fund, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Phoenix Fund, if currently offered. Exchanges will be based upon each Fund's net asset value per share next computed following receipt of properly executed exchange request without sales charge. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes. (See also "Dividends, Distributions and Taxes section of this SAI"). Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Phoenix Fund automatically on a monthly, quarterly, semiannual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Exchanges will be based upon each Fund's net asset value per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge. Systematic exchange forms are available from the Distributor.

DIVIDEND REINVESTMENT ACROSS ACCOUNTS

   If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix Funds or any other Phoenix Fund at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Phoenix Fund carefully before directing dividends and distributions to another Phoenix Fund. Reinvestment election forms and prospectuses are available from PEPCO. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

INVEST-BY-PHONE

   This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, PEPCO will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House ("ACH"). The shareholder's bank, which must be an ACH member, will in turn forward the monies to PEPCO for credit to the shareholder's account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

   To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon PEPCO's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to PEPCO. PEPCO will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. The Trust may delay the mailing of a check for redemption proceeds of Trust shares purchased with a check or via Invest-by-Phone service until the Trust has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Trust and PEPCO reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

SYSTEMATIC WITHDRAWAL PROGRAM

   The Systematic Withdrawal Program (the "Program") allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through the ACH to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

   Shareholders participating in the Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the Program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Program.

   Through the Program, Class C shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable CDSCs. Class C shareholders redeeming more shares than the percentage permitted by the Program will be subject to any applicable CDSC on all shares redeemed. Accordingly, the purchase of Class C Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.

                              HOW TO REDEEM SHARES

   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the NYSE is closed, other than customary weekend and holiday closings, or if permitted by rules of the SEC, during periods when trading on the SEC is restricted or during any emergency which makes it impracticable for the Trust to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more after receipt of the check. (See the Funds' current Prospectus for further information.)

   The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are received by an authorized broker or the broker's authorized designee.

   Redemptions by Class C shareholders will be subject to the applicable deferred sales charge, if any.

   A shareholder should contact his/her broker-dealer if he/she wishes to transfer shares from an existing broker-dealer street name account to a street name account with another broker-dealer. The Funds have no specific procedures governing such account transfers.

REDEMPTION OF SMALL ACCOUNTS

   Each shareholder account in the Funds which has been in existence for at least one year and which has a value of less than $200 due to redemption activity may be redeemed upon the giving of not less than 60 days written notice to the shareholder mailed to the address of record. During the 60 day period following such notice, the shareholder has the right to add to the account to bring its value to $200 or more. (See the Funds' current Prospectus for more information.)

REDEMPTIONS BY MAIL

   Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to PEPCO that the Trust redeem the shares. (See the Funds' current Prospectus for more information.)

TELEPHONE REDEMPTIONS


   Generally Shareholders may redeem by telephone up to $50,000 worth of their shares held in book-entry form. (See the Funds' current prospectus for additional information.) Corporations that have completed a Corporate Authorized Trader form may redeem more than $50,000 worth of shares in most instances.


REDEMPTION IN KIND

   To the extent consistent with state and federal law, the Trust may make payment of the redemption price either in cash or in kind. However, the Trust has elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Trust at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the 1940 Act and is irrevocable while the Rule is in effect unless the SEC, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of a Fund. A shareholder receiving such securities would incur brokerage costs selling the securities.

ACCOUNT REINSTATEMENT PRIVILEGE

   Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. (See the Funds' current Prospectus for more information.)

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

QUALIFICATION AS A REGULATED INVESTMENT COMPANY ("RIC")

   Each Fund within the Trust is separate for investment and accounting purposes and is treated as a separate entity for federal income tax purposes. Each Fund has elected to qualify and intends to qualify as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In each taxable year that a Fund qualifies as a RIC, it (but not its shareholders) will be relieved of federal income tax on that portion of its taxable and, if any, tax-exempt net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. To the extent that a Fund fails to distribute all of its taxable income, it will be subject to corporate income tax (currently 35%) on any retained ordinary investment income or short-term capital gains, and corporate income tax (currently 15%) on any undistributed long-term capital gains.

   Each Fund intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income (not including tax-exempt interest) for such calendar year and 98% of its net capital gains as determined for a one-year period ending on October 31 of such calendar year (or as determined on a fiscal year basis, if the Fund so elects). In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the RIC does not meet the foregoing distribution requirements. If each Fund has taxable income that would be subject to the excise tax, each Fund intends to distribute such income so as to avoid payment of the excise tax. Notwithstanding the foregoing, there may be certain circumstances under which it would be appropriate for a Fund to pay the excise tax.

   The Code sets forth numerous criteria that must be satisfied in order for each Fund to qualify as a RIC. Among these requirements, each Fund must meet the following tests for each taxable year: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities; and (b) meet certain diversification requirements imposed under the Code at the end of each quarter of the taxable year. If in any taxable year a Fund does not qualify as a RIC, all of its taxable income will be taxed at corporate rates. In addition, if in any tax year a Fund does not qualify as a RIC for state tax purposes a capital gain dividend may not retain its character in the hands of the shareholder for state tax purposes.

   In addition to meeting the 90% test, in order to qualify as a RIC each Fund will be required to distribute annually to its shareholders as dividends (not including "capital gains dividends," discussed below) at least 90% of its ordinary investment income and short-term capital gains, with certain modifications. Each Fund intends to make distributions to shareholders that will be sufficient to meet the 90% distribution requirement.

   Each Fund must also diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of that Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities). Each Fund intends to comply with all of the foregoing criteria for qualification as a RIC; however, there can be no assurance that each Fund will so qualify and continue to maintain its status as a RIC. If a Fund were unable for any reason to maintain its status as a RIC for any taxable year, adverse tax consequences would ensue.

TAX-EXEMPT INTEREST

   Interest on certain "qualified private activity bonds" issued after August 7, 1986, although otherwise tax-exempt, is treated as a tax preference item for alternative minimum tax purposes. Under regulations to be promulgated, the Fund's exempt interest dividends will be treated as a tax preference item for purposes of computing the alternative minimum tax liability of shareholders to the extent attributable to interest paid on "private activity" bonds.

   Distribution by the Fund of interest income from tax-exempt bonds will not be taxable to shareholders and will not be included in their respective gross incomes for federal income tax purposes provided that certain conditions are met. All net realized long- or short-term capital gains, if any, are declared and distributed to the Fund's shareholders annually.

Distributions of net income from certain temporary investments (such as net interest income from taxable commercial paper) and short-term capital gains, if any, will be taxable as ordinary income whether received in cash or in shares.

TAXATION OF SHAREHOLDERS

   Under the Jobs and Growth Tax Reconciliation Act of 2003, certain qualified dividend income ("QDI") and long-term capital gains will be taxed at a lower tax rate (15%) for individual shareholders. The reduced rate applies to QDI from domestic corporations and certain qualified foreign corporations subject to various requirements and a minimum holding period by both a Fund and its shareholders. Ordinary distributions made by a Fund to its shareholders are eligible for the reduced rate to the extent the underlying income in the Fund is QDI.

   Distributions from ordinary investment income and net short-term capital gains will be taxed to the shareholders as ordinary dividend income to the extent of the earnings and profits of the Fund. Ordinary income dividends received by corporate shareholders will qualify for the 70% dividends-received deduction to the extent the Fund designates such amounts as qualifying dividend distributions; however, the portion that may be so designated is subject to certain limitations. Distributions by the Fund that are designated as capital gain distributions will be taxed to the shareholders as capital gains, and will not be eligible for the corporate dividends-received deduction.

   Dividends declared by a Fund to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the Fund prior to February 1). Also, shareholders will be taxable on the amount of long-term capital gains designated by each Fund by written notice mailed to shareholders within 60 days after the close of the year, even if such amounts are not actually distributed to them. Shareholders will be entitled to claim a credit against their own federal income tax liability for taxes paid by each Fund on such undistributed gains, if any. If a shareholder receives a long-term capital dividend with respect to any share and such share is held for less than 6 months, any loss on sale or exchange of such share will be long-term capital loss to the extent of long-term capital dividend payments.

   Dividends and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under a Fund's distribution reinvestment plan. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder.

   Shareholders should be aware that the price of shares of a Fund that are purchased prior to a dividend or distribution by the Fund may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the net asset value of shares below a shareholder's cost and thus represent a return of a shareholder's investment in an economic sense.

   A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.

   Each Fund intends to accrue dividend income for federal income tax purposes in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Fund as taxable income.

   Shareholders should consult their own tax advisor about their tax situation.

   Income and Capital Gain Distributions are Determined in Accordance with Income Tax Regulations which may differ from Accounting Principles Generally Accepted in the United States.

TAXATION OF DEBT SECURITIES

   Certain debt securities can be originally issued or acquired at a discount. Special rules apply under the Code to the recognition of income with respect to such debt securities. Under the special rules, the Fund may recognize income for tax purposes without a corresponding current receipt of cash. In addition, gain on a disposition of a debt security subject to the special rules may be treated wholly or partially as ordinary income, not capital gain.

   A Fund may invest in certain investments that may cause it to realize income prior to the receipt of cash distributions, including securities bearing original issue discount. The level of such investments is not expected to affect a Fund's ability to distribute adequate income to qualify as a RIC.

TAXATION OF DERIVATIVES

   Many futures contracts and foreign currency contracts entered into by a Fund and all listed nonequity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on securities indices and options on broad-based stock indices) are governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position are treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of a Fund's taxable year, (and, generally on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions are marked to market (i.e., treated as if such positions were closed out at their closing price on such day), and any resulting gain or loss recognized as 60% is long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund's portfolio.

   Equity options written by the Fund (covered call options on portfolio stock) will be subject to the provisions under Section 1234 of the Code. If the Fund writes a call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock.

   Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock options written by a Fund.

   Positions of a Fund which consist of at least one debt security not governed by Section 1256 and at least one futures or currency contract or listed nonequity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such debt security are treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Fund will monitor these transactions and may make certain tax elections in order to mitigate the operation of these rules and prevent disqualification of the Fund as a RIC for federal income tax purposes.

   These special tax rules applicable to options, futures and currency transactions could affect the amount, timing and character of a Fund's income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a Fund's income or deferring its losses.

   The tax consequences of certain investments and other activities that the Funds may make or undertake (such as, but not limited to, dollar roll agreements) are not entirely clear. While the Funds will endeavor to treat the tax items arising from these transactions in a manner which it believes to be appropriate, assurance cannot be given that the IRS or a court will agree with the Funds' treatment and that adverse tax consequences will not ensue.

TAXATION OF FOREIGN INVESTMENTS

   Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time it actually collects such receivables or pays such liabilities generally are treated as ordinary gain or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as section 988 gains or losses, may increase or decrease the amount of each Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

   If a Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distributions or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders. The Fund may elect to mark to market (i.e., treat as if sold at their closing market price on same day), its investments in passive foreign investment companies and avoid any tax and or interest charge on excess distributions.

   The Funds may be subject to tax on dividend or interest income received from securities of non-U.S. issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested within various countries is not known. The Fund intends to operate so as to qualify for treaty tax benefits where applicable. If more than 50% of the value of the Fund's total assets at the close of its taxable year is comprised of securities issued by foreign corporations, the Fund may elect with the IRS to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. If the Fund does elect to "pass through", each shareholder will be notified within 60 days after the close of each taxable year of the Fund if the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) or (i) the foreign taxes paid and (ii) the Fund's gross income from foreign sources.

SALE OR EXCHANGE OF FUND SHARES

   Gain or loss will be recognized by a shareholder upon the sale of his shares in a Fund or upon an exchange of his shares in a Fund for shares in another Fund. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized therefrom. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in taxable income. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income.

   Redemptions, including exchanges, of shares may give rise to recognized gains or losses, except as to those investors subject to tax provisions that do not require them to recognize such gains or losses. All or a portion of a loss realized upon the redemption, including exchanges, of shares may be disallowed under "wash sale" rules to the extent shares are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption. Any loss realized upon a shareholder's sale, redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gains with respect to such shares.

   Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are disposed of within 90 days after the date on which they were acquired and new shares of a RIC are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

TAX INFORMATION

   Written notices will be sent to shareholders regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, including the amount of QDI for individuals, the amount qualifying for the corporate dividends-received deduction (if applicable) and the amount designated as capital gain dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).

IMPORTANT NOTICE REGARDING TAXPAYER IRS CERTIFICATION

   Pursuant to IRS regulations, the Fund may be required to withhold a percentage of all reportable payments, including any taxable dividends, capital gains distributions or share redemption proceeds, at the rate in effect when such payments are made, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications. The Funds will furnish shareholders, within 31 days after the end of the calendar year, with information which is required by the IRS for preparing income tax returns.

   Some shareholders may be subject to withholding of federal income tax on dividends and redemption payments from the Funds ("backup withholding") at the rate in effect when such payments are made. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or the Fund) from the IRS that they are subject to backup withholding or (iii) those who, to the Fund's knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, at the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.

FOREIGN SHAREHOLDERS

   Dividends paid by the Funds from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.

OTHER TAX CONSEQUENCES

   In addition to the federal income tax consequences, described above, applicable to an investment in a Fund, there may be state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor. The foregoing discussion is based upon the Code, judicial decisions and administrative regulations, rulings and practices, all of which are subject to change and which, if changed, may be applied retroactively to a Fund, its shareholders and/or its assets. No rulings have been sought from the IRS with respect to any of the tax matters discussed above.

   The information included in the Prospectus with respect to taxes, in conjunction with the foregoing, is a general and abbreviated summary of applicable provisions of the Code and Treasury regulations now in effect as currently interpreted by the courts and the IRS. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action. Accordingly, prospective purchasers are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of federal, state, local and foreign taxes.

   The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code. It does not address the special tax rules applicable to certain classes of investors, such as insurance companies. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

                         TAX SHELTERED RETIREMENT PLANS

   Shares of the Trust are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call PEPCO at (800) 243-4361 for further information about the plans.

MERRILL LYNCH DAILY K PLAN

   Class A Shares of a Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

   (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker-dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

   (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

   (iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

   Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of a Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.

                                 THE DISTRIBUTOR

   PEPCO, a registered broker-dealer which is an indirect wholly-owned subsidiary of PNX, serves as Distributor of the Trust's shares. The principal office of PEPCO is located at One American Row, Hartford, Connecticut 06102-5056.

   The Trust and PEPCO have entered into distribution agreements under which PEPCO has agreed to use its best efforts to find purchasers for Trust shares and the Trust has granted to PEPCO the exclusive right to purchase from the Trust and resell, as principal, shares needed to fill unconditional orders for Trust shares. PEPCO may sell Trust shares through its registered representatives or through securities dealers with whom it has sales agreements. PEPCO may also sell Trust shares pursuant to sales agreements entered into with bank-affiliated securities brokers who, acting as agent for their customers, place orders for Trust shares with PEPCO. It is not anticipated that termination of sales agreements with banks and bank affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of a Fund of the Trust.

   For its services under the distribution agreements, PEPCO receives sales charges on transactions in Trust shares and retains such charges less the portion thereof allowed to its registered representatives and to securities dealers and securities brokers with whom it has sales agreements. In addition, PEPCO may receive payments from the Trust pursuant to the Distribution Plans described below.

   The following table shows the dollar amount of sales charges paid to PFPC Distributors, Inc., the Funds' distributor prior to May 18, 2006, with respect to sales of Class A Shares of each Fund and the amount of sales charges retained by the distributor and not reallowed to other persons. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period. There were no sales charges paid to the distributor with respect to Class A Shares of the Funds not mentioned below.

-----------------------------------------------------------------------------------------------------------------------------
                                          AGGREGATE UNDERWRITING      AMOUNT RETAINED BY THE
                                             COMMISSIONS ($)              DISTRIBUTOR ($)           AMOUNT REALLOWED ($)
                                       --------------------------------------------------------------------------------------
                                         2003     2004      2005      2003     2004      2005     2003      2004     2005
-----------------------------------------------------------------------------------------------------------------------------
Bond Fund                               6,921       798     1,794      512        42       99     6,409      756     1,695
High Yield Bond Fund                       --        84    11,708       --         4      836        --       80    10,872
Intermediate Government Bond Fund      27,220     4,547     2,323    2,078       390      201    25,142    4,157     2,122
Intermediate Tax-Exempt Bond Fund      19,565     4,519       161    1,741       410       11    17,824    4,109       150
Short/Intermediate Bond Fund           16,170     7,656     7,353    1,383       531      613    14,787    7,125     6,740
Tax-Exempt Bond Fund                   34,484    17,529    18,298    1,997     1,135    1,048    32,487   16,394    17,250
Balanced Fund                           9,599    16,396    44,456      939     1,489    4,623     8,660   14,907    39,833
Core Equity Fund                        1,125     6,212    12,119      103       601    1,149     1,022    5,611    10,970
Emerging Markets Fund                   6,653     2,456    10,833      655       218    1,057     5,998    2,238     9,776
Equity Fund                             3,415     3,855    14,283      355       358    1,344     3,060    3,497    12,939
International Fund                      1,005     1,077    12,542       89       100    1,228       916      977    11,314
Small-Cap Opportunity Fund             15,317   110,260   104,104    1,425    10,356    9,559    13,892   99,904    94,545
Small-Cap Value Fund                    7,329    28,861   141,708      681     2,811   13,130     6,648   26,050   128,578
-----------------------------------------------------------------------------------------------------------------------------

DEALER CONCESSIONS

   Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on purchases of Class A Shares as set forth below.

     AMOUNT OF TRANSACTION      SALES CHARGE AS A PERCENTAGE   SALES CHARGE AS A PERCENTAGE          DEALER DISCOUNT
       AT OFFERING PRICE              OF OFFERING PRICE             OF AMOUNT INVESTED        PERCENTAGE OF OFFERING PRICE
 ----------------------------------------------------------------------------------------------------------------------------
 Under $50,000                               5.75%                          6.10%                          5.00%
 $50,000 but under $100,000                  4.75                           4.99                           4.25
 $100,000 but under $250,000                 3.75                           3.90                           3.25
 $250,000 but under $500,000                 2.75                           2.83                           2.25
 $500,000 but under $1,000,000               2.00                           2.04                           1.75
 $1,000,000 or more                          None                           None                           None

   In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 1% of the sale price of Class C Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan (the "Plan") due to waiver of the CDSC for these Plan participants' purchases. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Trust and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Trust through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) from time to time, pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (b) pay broker-dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (c) excluding purchases as described in (b) above, pay broker-dealers an amount equal to 1.00% of the amount of Class A Shares sold from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to
$10,000,000 and 0.25% on amounts greater than $10,000,000. For purchases prior to January 11, 2006, if part or all of such investment as described in (b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. Beginning January 11, 2006, if part or all of such investment as described in (b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year, a 1% CDSC may apply, except for redemptions of shares purchased on which a finder's fee has been paid where such investor's dealer of record, due to the nature of the investor's account, notifies the Distributor prior to the time of the investment that the dealer waives the finder's fee otherwise payable to the dealer, or agrees to receive such finder's fee ratably over a 12-month period. For purposes of determining the applicability of the CDSC, the one-year CDSC period begins on the last day of the month preceding the month in which the purchase was made. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the 1933 Act. Equity Planning reserves the right to discontinue or alter such fee payment plans at any time.

   From its own resources, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

   The Distributor has agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.

ADMINISTRATIVE SERVICES

   PEPCO also acts as administrative agent of the Trust and as such performs administrative, bookkeeping and pricing functions for the Funds. For its services, PEPCO will be paid a fee equal to the sum of (1) the documented cost of tax services and fund accounting and related services provided by PFPC Inc. ("PFPC"), as subagent, plus (2) the documented costs of PEPCO to oversee the subagent's performance. The current fee schedule of PFPC for Non-Money Market Funds is based upon the average of the aggregate daily net asset values of the Funds, at the following incremental annual rates:

            First 5 billion                                  0.09%
            $5 billion to $15 billion                        0.08%
            Greater than $15 billion                         0.07%

   The current fee of PFPC for the Money Market Funds is based upon the average of the aggregate daily net asset values of the Funds at an annual rate of 0.04%.

   Percentage rates are applied to the aggregate daily net asset value of the Fund. Certain minimum fees and fee waivers may apply. Total fees paid by PEPCO to PFPC are allocated among all funds for which it serves as administrative agent on the basis of the relative net assets of each fund.

   The following table shows the dollar amount of fees paid to Harris N.A., the Funds' administrator prior to May 18, 2006, for its administrative services with respect to each Fund, the amount of fee that was waived by Harris N.A., if any, and the actual fee paid to Harris N.A. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

 ----------------------------------------------------------------------------------------------------------------------------
                                   ADMINISTRATION FEE ($)     REDUCTION BY ADMINISTRATOR ($)   NET ADMINISTRATION FEE ($)
                               ----------------------------------------------------------------------------------------------
                                  2003      2004      2005       2003      2004      2005       2003      2004       2005
 ----------------------------------------------------------------------------------------------------------------------------
 Government Money Market       1,451,182 2,117,499  1,883,585   601,909    721,229   867,139   849,273  1,396,270 1,016,446
  Fund
 Money Market Fund             8,295,156 8,622,084  7,728,228 4,694,764  5,266,185 4,815,465 3,600,392  3,355,899 2,912,763
 Tax-Exempt Money Market
  Fund                         1,350,316 1,547,426  1,605,459    92,620         --   428,846 1,257,696  1,547,426 1,176,613
 Bond Fund                       426,785   285,254    288,764    52,146     36,140    86,848   374,639    249,114   201,916
 High Yield Bond Fund             84,675   125,372    131,303     5,288     19,491    46,541    79,387    105,881    84,762
 Intermediate Government
  Bond Fund                      223,020   160,604     69,649    36,341     27,075    28,922   186,679    133,529    40,727
 Intermediate Tax Exempt
  Bond Fund                      559,997   424,183    374,136    53,850     18,000    92,095   506,147    406,183   282,041
 ----------------------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------------------
                                   ADMINISTRATION FEE ($)     REDUCTION BY ADMINISTRATOR ($)   NET ADMINISTRATION FEE ($)
                               ----------------------------------------------------------------------------------------------
                                  2003      2004      2005       2003      2004      2005       2003      2004       2005
 ----------------------------------------------------------------------------------------------------------------------------
Short/Intermediate Bond
  Fund                          560,341    490,445   415,566     62,567    50,979   119,527    497,774   439,466    296,039
 Tax-Exempt Bond Fund           290,036    209,187   177,921     37,094    18,000    51,222    252,942   191,187    126,699
 Ultra Short Duration Bond
  Fund                               --     44,574    57,531         --    32,289    41,066         --    12,285     16,465
 Balanced Fund                  138,787    134,653   130,778     42,118    26,237    42,822     96,669   108,416     87,956
 Core Equity Fund               254,848    244,955   225,138     33,807    18,000    62,478    221,041   226,955    162,660
 Emerging Markets Fund          333,081    500,012   476,199     44,760    52,974   136,972    288,321   447,038    339,227
 Equity Fund                    538,510    419,919   417,806     48,762    18,000   104,334    489,748   401,919    313,472
 Index Fund                     721,605    590,858   375,221     39,181        --    54,364    682,424   590,858    320,857
 International Fund             315,720    314,882   350,476     42,532    39,555   103,734    273,188   275,327    246,742
 Small-Cap Growth Fund           13,895     12,030    14,602        827       867     4,410     13,068    11,163     10,192
 Small-Cap Opportunity
  Fund                          837,505    970,390 1,027,924     56,238    18,000   207,754    781,267   952,390    820,170
 Small-Cap Value Fund           541,570    573,963   686,209     44,485    18,000   163,610    497,085   555,963    522,599
 ----------------------------------------------------------------------------------------------------------------------------


                         SERVICE AND DISTRIBUTION PLANS

   The Trust has adopted a service and/or a distribution plan for each class of shares, as indicated below. (collectively, the "Plans"), to compensate the Distributor for the services it provides and for the expenses it bears under the Underwriting Agreement. The Service Plans provide for the Funds to pay service fees up to the amounts indicated, but do not authorize payments under the Plan to be made for distribution purposes and have not been adopted under Rule 12b-1 of the 1940 Act. The Distribution Plans provide for the Funds to pay distribution/service fees in the amounts indicated and have been have been adopted in accordance with Rule 12b-1. Fees are calculated at the indicated annual rate against the average daily net assets of each applicable Fund.

-------------------------------------------------------------------------------------------------------------------------------
                                                     PLAN APPLICABLE TO     AMOUNT AUTHORIZED UNDER       AMOUNT CURRENTLY
                   PLAN NAME                            NAMED FUNDS                   PLAN             AUTHORIZED BY TRUSTEES
-------------------------------------------------------------------------------------------------------------------------
Distribution Plan Pursuant to Rule 12b-1--Class   All Funds, except Money             0.25%                     0.25%
A Shares                                          Market Funds
-------------------------------------------------------------------------------------------------------------------------
Distribution Plan Pursuant to Rule 12b-1--Class   All Funds                           1.00%                     1.00%
C Shares
-------------------------------------------------------------------------------------------------------------------------

Service Plan--Institutional Shares                All Funds                           0.25%                     0.05%
-------------------------------------------------------------------------------------------------------------------------
Service Plan--Exchange Shares                     Money Market Fund only              0.10%                     0.05%

-------------------------------------------------------------------------------------------------------------------------------


   Under each Plan, the Distributor will pay a quarterly fee to qualifying broker-dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms ("service fee"). Under the Distribution Plans, the amounts paid may be used for distribution related activities. In the case of shares of the Funds being sold to an affiliated fund of funds, fees payable under the Plans shall be paid to the distributor of the fund of funds. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Trust shares which are reallowed to such firms. To the extent that the entire amount of the service fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor.


   Each Plan requires that at least quarterly the Trustees of the Trust review a written report with respect to the amounts expended under the Plans and the purposes for which such expenditures were made. While the Plans are in effect, the Trust will be required to commit the selection and nomination of candidates for Trustees who are not interested persons of the Trust to the discretion of other Trustees who are not interested persons (the "Rule 12b-1 Trustees"). Each Plan continues in effect from year to year provided such continuance is approved annually in advance by votes of the majority of both (a) the Board of Trustees of the Trust and (b) the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on the Plan and any agreements related to the Plan.

   In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Fund's shareholders; or services providing the Fund with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.

   The following table shows Service Organization fees paid by the Funds to Harris N.A., the Funds' Administrator prior to May 18, 2006 with respect to A Shares, N Shares and Service Shares of each Fund for which such fees were paid for the period ended December 31, 2005. Service Shares were converted to N Shares prior to May 18, 2006. As of the date of this SAI, N Shares have been converted to A Shares. The Rule 12b-1 Fees were primarily used to compensate broker dealers and financial institutions for services that they provided.


------------------------------------------------------------------------------------------------------------------------------
                                               SHAREHOLDER          SHAREHOLDER
                                              SERVICING PLAN    SERVICING PLAN FEES    RULE 12B-1     RULE 12B-1 FEES WAIVED
                                              FEES PAID ($)          WAIVED ($)       FEES PAID ($)             ($)
----------------------------------------------------------------------------------------------------------------------
Government Money Market Fund                    3,402,496                    --          1,921,252               --
Money Market Fund                               7,422,623               417,000          3,677,099               --
Tax-Exempt Money Market Fund                      903,675                   --             442,084               --
Bond Fund                                           5,040                   --               2,014               --
High Yield Bond Fund                                  548                   --                 718               --
Intermediate Government Bond Fund                   8,977                   --               6,674               --
Intermediate Tax-Exempt Bond Fund                  17,834                   --               5,348               --
Short/Intermediate Bond Fund                       11,684                   --               9,825               --
Tax-Exempt Bond Fund                               45,293                   --              10,677               --
Balanced Fund                                      10,556                   --               5,821               --
Core Equity Fund                                    9,220                   --               2,247               --
Emerging Markets Fund                               6,964                   --               2,395               --
Equity Fund                                        27,295                   --               3,669               --
Index Fund                                         27,596                   --                  --               --
International Fund                                  4,654                   --                 381               --
Small-Cap Opportunity Fund                        241,938                   --              93,447               --
Small-Cap Value Fund                              188,427                   --              22,728               --
------------------------------------------------------------------------------------------------------------------------------

   No interested person of the Trust and no Trustee who is not an interested person of the Trust, as that term is defined in the 1940 Act, had any direct or indirect financial interest in the operation of the Plans.

   The NASD regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.

   The Board of Trustees has also adopted a Plan Pursuant to Rule 18f-3 under 1940 Act permitting the issuance of shares in multiple classes.

                             MANAGEMENT OF THE TRUST

   The Trust is an open-end management investment company known as a mutual fund. The Trustees of the Trust ("Trustees") are responsible for the overall supervision of the Trust and perform the various duties imposed on Trustees by the 1940 Act and Massachusetts business trust law.

TRUSTEES AND OFFICERS

   The Trustees are responsible for the overall supervision of the Funds, including establishing the Funds' policies, general supervision and review of their investment activities. The officers who administer the Funds' daily operations, are appointed by the Board of Trustees. The current Trustees and officers of the Trust performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below. Unless otherwise noted, the address of each individual is 56 Prospect Street, Hartford, Connecticut 06115-0480. There is no stated term of office for Trustees of the Trust.

                                  YEAR FIRST                                                                      NUMBER OF
                                  ELECTED OR                                                                 PORTFOLIOS IN FUND
       NAME, ADDRESS AND         APPOINTED TO                  PRINCIPAL OCCUPATION(S) DURING                      COMPLEX
         DATE OF BIRTH              OFFICE        PAST FIVE YEARS AND OTHER DIRECTORSHIPS HELD BY TRUSTEE    OVERSEEN BY TRUSTEE
         -------------              ------        -------------------------------------------------------    -------------------

TRUSTEES OF THE TRUST WHO ARE NOT INTERESTED PERSONS OF THE TRUST:

E. Virgil Conway                   May 2006    Chairman, Rittenhouse Advisors, LLC (consulting firm)                72
Rittenhouse Advisors,                          (2001-present). Trustee/Director, Phoenix Funds Complex
   LLC                                         (1983-present). Trustee/Director, Realty Foundation of New
101 Park Avenue                                York (1972-present), Josiah Macy, Jr. Foundation (Honorary)
New York, NY 10178                             (2004-present), Pace University (Director/Trustee Emeritus)
DOB: 8/2/29                                    (2003-present), Greater New York Councils, Boy Scouts of
                                               America (1985-present), The Academy of Political Science
                                               (Vice Chairman) (1985-present), Urstadt Biddle Property Corp.
                                               (1989-present), Colgate University (Trustee Emeritus)
                                               (2004-present). Director/Trustee, The Harlem Youth
                                               Development Foundation, (Chairman) (1998-2002), Metropolitan
                                               Transportation Authority (Chairman) (1992-2001), Trism, Inc.
                                               (1994-2001), Consolidated Edison Company of New York, Inc.
                                               (1970-2002), Atlantic Mutual Insurance Company (1974-2002),
                                               Centennial Insurance Company (1974-2002), Union Pacific Corp.
                                               (1978-2002), BlackRock Freddie Mac Mortgage Securities Fund
                                               (Advisory Director) (1990-2000), Accuhealth (1994-2002), Pace
                                               University (1978-2003), New York Housing Partnership
                                               Development Corp. (Chairman) (1981-2003), Josiah Macy, Jr.
                                               Foundation (1975-2004).

Harry Dalzell-Payne                May 2006    Retired. Trustee, Phoenix Funds Family (1983-present).               72
The Flat, Elmore Court
Elmore, GL0S, GL2 3NT
U.K.
DOB: 8/9/29

Francis E. Jeffries,               May 2006    Director, The Empire District Electric Company (1984-2004).          73
8477 Bay Colony Dr. #902                       Trustee/Director, Phoenix Funds Complex (1987-present).
Naples, FL  34108
DOB: 9/23/30

Leroy Keith, Jr                    May 2006    Partner, Stonington Partners, Inc. (private equity fund)             70
Stonington Partners, Inc.                      (2001-present). Director/Trustee, Evergreen Funds (six
736 Market Street,                             portfolios). Trustee, Phoenix Funds Family (1980-present).
Suite 1430                                     Director, Diversapak (2002-present). Obaji Medical Products
Chattanooga, TN  37402                         Company (2002-present). Director, Lincoln Educational
DOB: 2/14/39                                   Services (2002-2004). Chairman, Carson Products Company
                                               (cosmetics) (1998-2000).

Geraldine M. McNamara              May 2006    Managing Director, U.S. Trust Company of New York                    72
U.S. Trust Company of NY                       (1982-present). Trustee/Director, Phoenix Funds Complex
11 West 54th Street                            (2001-present).
New York, NY 10019
DOB: 4/17/51

                                  YEAR FIRST                                                                      NUMBER OF
                                  ELECTED OR                                                                 PORTFOLIOS IN FUND
       NAME, ADDRESS AND         APPOINTED TO                  PRINCIPAL OCCUPATION(S) DURING                      COMPLEX
         DATE OF BIRTH              OFFICE        PAST FIVE YEARS AND OTHER DIRECTORSHIPS HELD BY TRUSTEE    OVERSEEN BY TRUSTEE
         -------------              ------        -------------------------------------------------------    -------------------

James M. Oates*                    May 2006    Chairman, Hudson Castle Group, Inc. (Formerly IBEX Capital           70
c/o Northeast Partners                         Markets, Inc.) (financial services) (1997-present).
150 Federal Street,                            Trustee/Director Phoenix Funds Family (1987-present).
Ste. 1000                                      Managing Director, Wydown Group (consulting firm)
Boston, MA 02109                               (1994-present). Director, Investors Financial Service
DOB: 5/31/46                                   Corporation (1995-present), Investors Bank & Trust
                                               Corporation (1995-present), Stifel Financial (1996-present),
                                               Connecticut River Bancorp (1998-present), Connecticut River
                                               Bank (1999-present), Trust Company of New Hampshire
                                               (2002-present). Chairman, Emerson Investment Management, Inc.
                                               (2000-present). Independent Chairman, John Hancock Trust
                                               (since 2005), Trustee, John Hancock Funds II and John Hancock
                                               Funds III (since 2005). Trustee, John Hancock Trust
                                               (2004-2005). Director/Trustee, AIB Govett Funds (six
                                               portfolios) (1991-2000), Command Systems, Inc. (1998-2000),
                                               Phoenix Investment Partners, Ltd. (1995-2001), 1Mind, Inc.
                                               (formerly 1Mind.com), (2000-2002), Plymouth Rubber Co.
                                               (1995-2003). Director and Treasurer, Endowment for Health,
                                               Inc. (2000-2004).

Richard E. Segerson                May 2006    Managing Director, Northway Management Company                       70
Northway Management                            (1998-present). Trustee/Director, Phoenix Funds Family
   Company                                     (1983-present).
164 Mason Street
Greenwich, CT 06830
DOB: 2/16/46

Ferdinand L.J. Verdonck            May 2006    Director, Banco Urquijo (Chairman) (1998-present). Trustee,          33
Nederpolder, 7                                 Phoenix Funds Family (2002-present). Director EASDAQ
B-9000 Gent, Belgium                           (Chairman) (2001-present), The JP Morgan Fleming Continental
DOB: 7/30/42                                   European Investment Trust (1998-present), Groupe SNEF
                                               (1998-present), Degussa Antwerpen N.V.(1998-present), Santens
                                               N.V. (1999-present). Managing Director, Almanij N.V.
                                               (1992-2003). Director, KBC Bank and Insurance Holding Company
                                               (Euronext) (1992-2003), KBC Bank (1992-2003), KBC Insurance
                                               (1992-2003), Kredietbank, S.A. Luxembourgeoise (1992-2003),
                                               Investco N.V. (1992-2003), Gevaert N.V. (1992-2003), Fidea
                                               N.V. (1992-2003), Almafin N.V. (1992-2003), Centea N.V.
                                               (1992-2003), Dutch Chamber of Commerce for Belgium and
                                               Luxemburg (1995-2001), Phoenix Investment Partners, Ltd.
                                               (1995-2001).

* Mr. Oates is a Director and Chairman of the Board and a shareholder of Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) ("Hudson"), a privately owned financial services firm. Phoenix Investment Partners, Ltd., an affiliate of the adviser, owns approximately 1% of the common stock of Hudson and Phoenix Life Insurance Company ("Phoenix Life") also an affiliate, owns approximately 8% of Hudson's common stock.


                               INTERESTED TRUSTEES

   Each of the individuals listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

                                  YEAR FIRST                                                                      NUMBER OF
                                  ELECTED OR                                                                 PORTFOLIOS IN FUND
 NAME, ADDRESS, POSITIONS WITH   APPOINTED TO                                                                 COMPLEX OVERSEEN
    TRUST AND DATE OF BIRTH         OFFICE             PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS            BY TRUSTEE
    -----------------------         ------             ----------------------------------------------            ----------
Daniel T. Geraci*              May 2006        Executive Vice President, Asset Management, The Phoenix              30
Trustee and President                          Companies, Inc. (2003-present). President and Chief
DOB: 6/12/57                                   Executive Officer, Phoenix Investment Partners, Ltd.
                                               (2003-present). President, certain funds within the Phoenix
                                               Fund Complex (2004-present). President and Chief Executive
                                               Officer of North American investment operations, Pioneer
                                               Investment Management USA, Inc. (2001-2003). President of
                                               Private Wealth Management Group (2000-2001), and Executive
                                               Vice President of Distribution and Marketing for U.S.
                                               institutional services business (1998-2000) Fidelity
                                               Investments.

Marilyn E. LaMarche**          May 2006        Limited Managing Director, Lazard Freres & Co. LLC                   70
Lazard Freres & Co. LLC                        (1983-present). Trustee, Phoenix Funds Family
30 Rockefeller Plaza, 59th                     (2002-present). Director, The Phoenix Companies, Inc.
Flr   New York, NY 10020                       (2001-2005) and Phoenix Life Insurance Company (1989-2005).
DOB: 5/11/34

Philip McLoughlin***           May 2006        Director, PXRE Corporation (Reinsurance) (1985-present),             98
Chairman                                       World Trust Fund (1991-present). Trustee/Director, Phoenix
DOB: 10/23/46                                  Funds Complex (1989-present). Management Consultant
                                               (2002-2004), Chairman (1997-2002), Chief Executive Officer
                                               (1995-2002) and Director (1995-2002), Phoenix Investment
                                               Partners, Ltd. Director and Executive Vice President, The
                                               Phoenix Companies, Inc. (2000-2002). Director (1994-2002)
                                               and Executive Vice President, Investments (1987-2002),
                                               Phoenix Life Insurance Company. Director (1983-2002) and
                                               Chairman (1995-2002), Phoenix Investment Counsel, Inc.
                                               Director (1982-2002), Chairman (2000-2002) and President
                                               (1990-2000), Phoenix Equity Planning Corporation. Chairman
                                               and Chief Executive Officer, Phoenix/Zweig Advisers LLC
                                               (1999-2002). Director (2001-2002) and President (April
                                               2002-September 2002), Phoenix Investment Management
                                               Company. Director and Executive Vice President, Phoenix
                                               Life and Annuity Company (1996-2002). Director (1995-2000)
                                               and Executive Vice President (1994-2002) and Chief
                                               Investment Counsel (1994-2002), PHL Variable Insurance
                                               Company. Director, Phoenix National Trust Holding Company
                                               (2001-2002). Director (1985-2002) and Vice President
                                               (1986-2002) and Executive Vice President (April
                                               2002-September 2002), PM Holdings, Inc. Director, WS
                                               Griffith Associates, Inc. (1995-2002). Director, WS
                                               Griffith Securities, Inc. (1992-2002).

 * Mr. Geraci is an "interested person," as defined in the 1940 Act, by reason of his position as Executive Vice President, Asset Management, The Phoenix Companies, Inc. and his position as President and Chief Executive Officer, Phoenix Investment Partners, Ltd.

 ** Ms. LaMarche is an "interested person," as defined in the 1940 Act, by reason of her former position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.

*** Mr. McLoughlin is an "interested person," as defined in the 1940 Act, by reason of his former relationship with Phoenix Investment Partners, Ltd., and its affiliates.

                   OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

                                POSITION(S) HELD WITH
       NAME, ADDRESS AND         THE TRUST AND LENGTH
         DATE OF BIRTH              OF TIME SERVED                  PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
         -------------              --------------                  ----------------------------------------------

OFFICERS OF THE TRUST:

George R. Aylward              Executive Vice          Senior Vice President and Chief Operating Officer, Asset Management, The
Executive Vice President       President since May     Phoenix Companies, Inc. (2004-present). Executive Vice President and
DOB: 8/17/64                   2006                    Chief Operating Officer, Phoenix Investment Partners, Ltd.
                                                       (2004-present). Vice President, Phoenix Life Insurance Company
                                                       (2002-2004). Vice President, The Phoenix Companies, Inc. (2001-2004).
                                                       Vice President, Finance, Phoenix Investment Partners, Ltd. (2001-2002).
                                                       Assistant Controller, Phoenix Investment Partners, Ltd. (1996-2001).
                                                       Executive Vice President, certain funds within the Phoenix Funds Family
                                                       (2004-present).

Francis G. Waltman             Senior Vice President   Senior Vice President, Product Development and Asset Management, Phoenix
Senior Vice President          since May 2006          Investment Partners, Ltd. (2005-present). Senior Vice President, Asset
DOB: 7/27/62                                           Management Product Development, The Phoenix Companies, Inc. (since
                                                       2006). Senior Vice President and Chief Administrative Officer, Phoenix
                                                       Investment Partners, Ltd., (2003-2004). Senior Vice President and Chief
                                                       Administrative Officer, Phoenix Equity Planning Corporation (1999-2003).
                                                       Senior Vice President, certain funds within the Phoenix Fund Family
                                                       (2004-present).

Marc Baltuch                   Vice President and      Chief Compliance Officer, Zweig-DiMenna Associates LLC (1989-present).
DOB: 9/23/45                   Chief Compliance        Vice President and Chief Compliance Officer, certain Funds within the
                               Officer since May       Phoenix Fund Complex (2004-present). Vice President, The Zweig Total
                               2006                    Return Fund, Inc. (2004-present). Vice President, The Zweig Fund, Inc.
                                                       (2004-present). President and Director of Watermark Securities, Inc.
                                                       (1991-present). Assistant Secretary of Gotham Advisors Inc.
                                                       (1990-present). Secretary, Phoenix-Zweig Trust (1989-2003). Secretary,
                                                       Phoenix-Euclid Market Neutral Fund (1999-2002).

Kevin J. Carr                  Vice President, Chief   Vice President and Counsel, Phoenix Life Insurance Company (May
DOB: 8/3/54                    Legal Officer and       2005-present). Vice President, Counsel, Chief Legal Officer and Secretary of
                               Secretary since May     certain funds within the Phoenix Fund Complex (May 2005-present). Compliance
                               2006                    Officer of Investments and Counsel, Travelers Life & Annuity Company
                                                       (January 2005-May 2005). Assistant General Counsel, The Hartford Financial
                                                       Services Group (1999-2005).

Nancy G. Curtiss               Chief Financial Officer Assistant Treasurer (2001-present), Fund Accounting (1994-2000),
DOB: 11/24/52                  and Treasurer since     Treasurer (1996-2000), Phoenix Equity Planning Corporation. Vice
                               May 2006                President (2003-present), Phoenix Investment Partners, Ltd, Chief
                                                       Financial Officer and Treasurer or Assistant Treasurer, certain funds within the Phoenix Fund Complex (1994-present).

COMMITTEES OF THE BOARD

   The Board of Trustees has established several standing committees to oversee particular aspects of the Funds' management.

   THE AUDIT COMMITTEE. The Audit Committee is responsible for overseeing the Funds' accounting and auditing policies and practices. The Audit Committee reviews the Funds' financial reporting procedures, their system of internal control, the independent audit process, and the Funds' procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Harry Dalzell-Payne, Francis E. Jeffries, Geraldine M. McNamara, James M. Oates and Richard E. Segerson. The Committee met three times during the Trust's last fiscal year.

   THE EXECUTIVE AND COMPLIANCE COMMITTEE. The function of the Executive and Compliance Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees, as well as to act on behalf of the Board when it is not in session, subject to limitations as set by the Board. Its members are E. Virgil Conway, Leroy Keith, Jr., Harry Dalzell-Payne, Philip R. McLoughlin, Geraldine M. McNamara and James M. Oates. Each of the members is an

Independent Trustee, except Philip McLoughlin, who is an Interested Trustee. The committee is a newly formed committee and, as such, did not meet during the Trusts' last fiscal year.

   THE GOVERNANCE AND NOMINATING COMMITTEE. The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Funds, for nominating individuals to serve as Trustees, including as Independent Trustees and annually evaluating the Board and Committees. The Governance and Nominating Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Harry Dalzell-Payne, Leroy Keith, Jr., Geraldine M. McNamara, James M. Oates, and Ferdinand L.J. Verdonck. The committee is a newly formed committee and, as such, did not meet during the Trusts' last fiscal year.

   The Committee has adopted a policy for consideration of Trustee nominees recommended by shareholders. With regards to such policy, an individual shareholder submitting a nomination must hold for at least one full year 5% of the shares of a series of the Trust. Shareholder nominees for Trustee will be given the same consideration as any candidate provided the nominee meets certain minimum requirements.

COMPENSATION

   Trustees, who are not employed by the Adviser or an affiliate, receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Trustees employed by the Adviser or an affiliate and officers of the Trust receive no compensation directly from the Trust for performing their duties of their offices, but are compensated for their services by the Adviser. The Trust does not have any retirement plan for its Trustees.

   The following table summarizes the compensation for the year ended December 31, 2005 paid by the Trust to the former Trustees of the Trust:

                                                         AGGREGATE COMPENSATION
                  NAME AND POSITION                          FROM THE TRUST
                  -----------------                          --------------
   Faris Chesley, Former Trustee (1)                            $14,000
   G. Gary Gerst, Former Trustee and Chairman (2)               $79,000
   Valerie B. Jarrett, Former Trustee (3)                       $16,000
   John W. McCarter, Jr., Former Trustee (2)                    $52,000
   Paula Wolff, Former Trustee (4)                              $53,000

------------------------------

(1) Mr. Chesley resigned as a Trustee on April 13, 2005, and received $68,446 of previously deferred compensation pursuant to the deferred compensation plan described below.

(2) Messrs. Gerst and McCarter resigned as Trustees as of May 18, 2006.

(3) Ms. Jarrett resigned as a Trustee on April 30, 2005, and received $250,241 of previously deferred compensation.

(4) Includes compensation that was deferred. At December 31, 2005, the value of the deferred compensation account of Ms. Wolff was $340,938.79. Ms. Wolff resigned as a Trustee as of May 18, 2006.

    The following table summarizes the compensation for the year ended December 31, 2005 paid by the Fund Complex (77 Funds) to the Trustees of the Trust:

                                                       TOTAL COMPENSATION FROM
             NAME OF INDEPENDENT TRUSTEE                     FUND COMPLEX
             ---------------------------                     ------------
   E. Virgil Conway                                            $183,500
   Harry Dalzell-Payne                                         $176,000
   Francis E. Jeffries                                         $134,750
   Leroy Keith, Jr.                                            $ 75,500
   Geraldine M. McNamara                                       $176,000
   James M. Oates                                              $116,011
   Richard E. Segerson                                         $ 83,750
   Ferdinand L.J. Verdonck                                     $ 72,011

                                                       TOTAL COMPENSATION FROM
              NAME OF INTERESTED TRUSTEE                     FUND COMPLEX
              --------------------------                     ------------

   Daniel T. Geraci                                               $ 0
   Marilyn E. LaMarche                                         $ 67,761
   Philip R. McLoughlin                                        $285,634

   At March 31, 2006, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for those trustees who are participating or have participated in the Deferred Compensation Plan are as follows: Mr. Jeffries, $567,851.80; Ms. McNamara, $275,202.69; and Mr. Segerson, $116,474.82. At present, by agreement among the Trust, Phoenix Investment Partners, Ltd. ("PXP") and the electing Trustee, Trustee fees that are deferred are paid by the Fund to PXP. The liability for the deferred compensation obligation appears only as a liability of PXP, and not of the Trust.

TRUSTEE OWNERSHIP OF SECURITIES

   Set forth in the table below is the dollar range of equity securities owned by each Trustee as of December 31, 2005.

                                                                                     AGGREGATE DOLLAR RANGE OF TRUSTEE
                                     DOLLAR RANGE OF EQUITY SECURITIES              OWNERSHIP IN ALL FUNDS OVERSEEN BY
      NAME OF TRUSTEE                     IN A FUND OF THE TRUST                 TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
      ---------------                     ----------------------                 -----------------------------------------

INDEPENDENT TRUSTEES
--------------------
E. Virgil Conway                                   None                                        Over $100,000
Harry Dalzell-Payne                                None                                            None
Francis E. Jeffries                                None                                        Over $100,000
Leroy Keith, Jr.                                   None                                        $1 - $10,000
Geraldine M. McNamara                              None                                        Over $100,000
James M. Oates                                                                                 Over $100,000
Richard E. Segerson                                None                                        Over $100,000
Ferdinand L.J. Verdonck                            None                                            None

INTERESTED TRUSTEES
-------------------
Daniel T. Geraci                                   None                                            None
Marilyn E. LaMarche                                None                                            None
Philip R. McLoughlin                               None                                        Over $100,000

   As of March 31, 2006, the Trustees and Officers of the Trust as a whole owned less than 1% of the outstanding shares of any of the Funds.

PRINCIPAL SHAREHOLDERS


The following table sets forth information as of June 13, 2006 with respect to each person who owns of record or is known by the Trust to own of record or beneficially 5% or more of any class of any Fund's outstanding shares, as noted:

           NAME OF SHAREHOLDER                         FUND AND CLASS               PERCENTAGE OF CLASS     NUMBER OF SHARES
           -------------------                         --------------               -------------------     ----------------
MAC & Co A/C                                  Balanced - Institutional Class               90.19%               4,456,690.766
XXXXXXX1042
Mutual Fund Operations
PO Box 3198
525 William Penn Place
Pittsburgh, PA 15230-3198

Bear Stearns Securities Corp.                 Balanced - Class A                            8.37%                  35,669.599
FBO XXXXXXX51-14
1 Metrotech Center North
Brooklyn, NY 11201-3859

Counsel Trust FBO                             Balanced - Class A                           40.68%                 173,391.037
Profit Sharing Plan of Dean
Machinery Co.
336 Forth Avenue
The Times Building
Pittsburgh, PA 15222

Pershing LLC                                  Balanced - Class A                            7.15%                  30,465.713
P. O. Box 2052
Jersey City, NJ 07303-9998

           NAME OF SHAREHOLDER                         FUND AND CLASS               PERCENTAGE OF CLASS     NUMBER OF SHARES
           -------------------                         --------------               -------------------     ----------------
SEI Private Trust Company                     Core Equity - Institutional Shares           43.39%               2,813,951.319
C/O Harris Bank Id 940
Attn Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

MAC & Co A/C                                  Core Equity - Institutional Shares           26.82%               1,739,742.651
XXXXXXX1082
Mutual Fund Operations
PO Box 3198
525 William Penn Place
Pittsburgh, PA 15230-3198

SEI Private Trust Company                     Core Equity - Institutional Shares           24.48%               1,587,794.165
C/O Harris Bank Id 940
Attn Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

Carlee Family Limited                         Core Equity - Class A                         8.65%                   4,471.088
Partnership 5040 Arbor
Ln Apt 201 Northfield,
IL 60093-3365

PFPC Trust Company Cust                       Core Equity - Class A                         7.05%                   3,643.190
FBO
Lorraine A Gorski
Rollover IRA
PO Box 1418
Barrington, IL 60011-1418

SEI Private Trust Company                     Emerging Markets - Institutional             37.71%               8,078,663.156
C/O Harris Bank Id 940                        Shares
Attn Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

SEI Private Trust Company                     Emerging Markets - Institutional             30.04%               6,435,643.931
C/O Harris Bank Id 940                        Shares
Attn Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

MAC & Co A/C                                  Emerging Markets - Institutional             12.95%               2,775,131.989
XXXXXXX1002                                   Shares
Mutual Fund Operations
PO Box 3198
525 William Penn Place
Pittsburgh, PA 15230-3198

MAC & Co  A/C                                 Emerging Markets - Institutional             11.12%               2,381,472.270
XXXXXXX1152                                   Shares
Mutual Fund Operations
PO Box 3198
525 William Penn Place
Pittsburgh, PA 15230-3198

           NAME OF SHAREHOLDER                         FUND AND CLASS               PERCENTAGE OF CLASS     NUMBER OF SHARES
           -------------------                         --------------               -------------------     ----------------
SEI Private Trust Company                     Emerging Markets - Institutional              5.12%               1,096,306.322
C/O Harris Bank Id 940                        Shares
Attn Mutual Funds
One Freedom Valley Dr
Oaks, PA 19456

UNATCO                                        Emerging Markets - Class A                   44.28%                  41,979.453
First Midwest Bank Trust
Division
2801 W Jefferson Street
Joliet, IL 60435

MAC & Co A/C                                  Equity - Institutional Shares                40.04%               7,477,707.350
XXXXXXX1072
Mutual Fund Operations
PO Box 3198
525 William Penn Place
Pittsburgh, PA 15230-3198

SEI Private Trust Company                     Equity - Institutional Shares                24.83%               4,543,855.853
C/O Harris Bank Id 940
Attn Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

SEI Private Trust Company                     Equity - Institutional Shares                12.51%               2,336,315.081
C/O Harris Bank Id 940
Attn Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

SEI Private Trust Company                     Equity - Institutional Shares                 6.65%               1,242,321.593
C/O Harris Bank Id 940
Attn Mutual Funds
One Freedom Valley Dr
Oaks, PA 19456

SEI Private Trust Company                     Index Fund - Institutional Shares            69.28%               2,176,228.091
C/O Harris Bank Id 940
Attn Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

SEI Private Trust Company                     Index Fund - Institutional Shares             9.25%                 290,450.268
C/O Harris Bank Id 940
Attn Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

Wells Fargo Bank NA FBO                       Index Fund - Institutional Shares             5.38%                 168,979.161
Ideal Box Co Profit Sharing Plan
1019298
P.O. Box 1533
Minneapolis, MN 55480

MAC & Co A/C                                  International - Institutional                32.87%               4,477,864.777
XXXXXXX1002                                   Shares
Mutual Fund Operations
PO Box 3198
525 William Penn Place
Pittsburgh, PA  15230-3198

           NAME OF SHAREHOLDER                         FUND AND CLASS               PERCENTAGE OF CLASS     NUMBER OF SHARES
           -------------------                         --------------               -------------------     ----------------
SEI Private Trust Company                     International - Institutional                22.22%               3,027,859.039
C/O Harris Bank Id 940                        Shares
Attn Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

SEI Private Trust Company                     International - Institutional                16.72%               2,278,311.184
C/O Harris Bank Id 940                        Shares
Attn Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

MAC & Co A/C                                  International - Institutional                11.55%               1,573,950.675
XXXXXXX1132                                   Shares
Mutual Fund Operations
PO Box 3198
525 William Penn Place
Pittsburgh, PA 15230-3198

SEI Private Trust Company                     International - Institutional                 6.99%                 952,468.401
C/O Harris Bank Id 940                        Shares
Attn Mutual Funds
One Freedom Valley Dr
Oaks, PA 19456

Pershing LLC                                  International - Institutional                 5.19%                 707,213.888
P. O. Box 2052                                Shares
Jersey City, NJ 07303-9998

Bear Stearns Securities Corp.                 International - Class A                      16.68%                   3,230.517
FBO XXXXXXX53-11
1 Metrotech Center North
Brooklyn, NY 11201-3859

Pershing LLC                                  International - Class A                       8.55%                   1,656.606
P. O. Box 2052
Jersey City, NJ 07303-9998

Raymond James Assoc Inc                       International - Class A                       6.55%                   1,267.748
FBO ArchackiJ IRA
BIN XXXX8521
880 Carillon Pkwy
Saint Petersburg, FL 33716

Pershing LLC                                  International - Class A                       5.73%                   1,109.764
P. O. Box 2052
Jersey City, NJ 07303-9998

MAC & Co A/C                                  Small-Cap Growth - Institutional             48.16%                 718,748.785
XXXXXXX1002                                   Shares
Mutual Fund Operations
PO Box 3198
525 William Penn Place
Pittsburgh, PA 15230-3198

SEI Private Trust Company                     Small-Cap Growth - Institutional             23.52%                 351,005.795
C/O Harris Bank Id 940                        Shares
Attn Mutual Funds
One Freedom Valley Dr
Oaks, PA 19456

           NAME OF SHAREHOLDER                         FUND AND CLASS               PERCENTAGE OF CLASS     NUMBER OF SHARES
           -------------------                         --------------               -------------------     ----------------
SEI Private Trust Company                     Small-Cap Growth - Institutional             13.40%                 199,936.967
C/O Harris Bank Id 940
Attn Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

SEI Private Trust Company                     Small-Cap Growth - Institutional             10.70%                 159,726.058
C/O Harris Bank Id 940                        Shares
Attn Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

SEI Private Trust Company                     Small-Cap Opportunity -                      36.05%               7,540,758.638
C/O Harris Bank Id 940                        Institutional Shares
Attn Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

SEI Private Trust Company                     Small-Cap Opportunity -                      21.75%               4,548,140.797
C/O Harris Bank Id 940                        Institutional Shares
Attn Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

SEI Private Trust Company                     Small-Cap Opportunity -                      10.67%               2,230,734.285
C/O Harris Bank Id 940                        Institutional Shares
Attn Mutual Funds
One Freedom Valley Dr
Oaks, PA 19456

MAC & Co A/C                                  Small-Cap Opportunity -                       9.07%               1,896,277.805
XXXXXXX1112                                   Institutional Shares
Mutual Fund Operations
PO Box 3198
525 William Penn Place
Pittsburgh, PA 15230-3198

Standard Insurance Company                    Small-Cap Opportunity -                       5.84%               1,221,531.545
P11D Attn Separate Account A                  Institutional Shares
1100 SW Sixth Ave
Portland, OR 97204-1020

MAC & Co A/C                                  Small-Cap Opportunity -                       5.43%               1,135,969.478
XXXXXXX1002                                   Institutional Shares
Mutual Fund Operations
PO Box 3198
525 William Penn Place
Pittsburgh, PA 15230-3198

Primevest Financial Services                  Small-Cap Opportunity - Class A               5.49%                  28,647.103
FBO Jarnat
400 First Street South Suite 300
PO Box 283
St Cloud, MN 56302

SEI Private Trust Company                     Small-Cap Value - Institutional              32.33%               2,321,334.273
C/O Harris Bank Id 940                        Shares
Attn Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

           NAME OF SHAREHOLDER                         FUND AND CLASS               PERCENTAGE OF CLASS     NUMBER OF SHARES
           -------------------                         --------------               -------------------     ----------------
SEI Private Trust Company                     Small-Cap Value - Institutional              15.74%               1,130,229.863
C/O Harris Bank Id 940                        Shares
Attn Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

MAC & Co A/C                                  Small-Cap Value - Institutional              12.93%                 928,345.528
XXXXXXX1102                                   Shares
Mutual Fund Operations
PO Box 3198
525 William Penn Place
Pittsburgh, PA 15230-3198

SEI Private Trust Company                     Small-Cap Value - Institutional              12.49%                 896,503.847
C/O Harris Bank Id 940                        Shares
Attn Mutual Funds
One Freedom Valley Dr
Oaks, PA 19456

MAC & Co A/C                                  Small-Cap Value - Institutional               6.72%                 482,525.973
XXXXXXX1002                                   Shares
Mutual Fund Operations
PO Box 3198
525 William Penn Place
Pittsburgh, PA 15230-3198

LPL Financial Services                        Small-Cap Value - Class A                     6.78%                  13,957.316
9785 Towne Centre Drive
San Diego, CA 92121-1968

MAC & Co A/C                                  Bond - Institutional Shares                  38.16%               7,012,663.136
XXXXXXX1002
Mutual Fund Operations
PO Box 3198
525 William Penn Place
Pittsburgh, PA 15230-3198

SEI Private Trust Company                     Bond - Institutional Shares                  28.47%               5,231,402.104
C/O Harris Bank Id 940
Attn Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

MAC & Co A/C                                  Bond - Institutional Shares                   9.65%               1,773,812.881
XXXXXXX1032
Mutual Fund Operations
PO Box 3198
525 William Penn Place
Pittsburgh, PA 15230-3198

Janney Montgomery Scott LLC                   Bond - Class A                               11.06%                   7,572,257
Keystone Conference Loan Fund
1801 Market Street
Philadelphia, PA 19103-1675

Pershing LLC                                  Bond - Class A                                6.22%                   4,255.646
P. O. Box 2052
Jersey City, NJ 07303-9998

           NAME OF SHAREHOLDER                         FUND AND CLASS               PERCENTAGE OF CLASS     NUMBER OF SHARES
           -------------------                         --------------               -------------------     ----------------
MAC & Co A/C XXXXXXX1002                      High Yield Bond Fund                         41.80%               2,543,146.735
Mutual Fund Operations                        Institutional Shares
PO Box 3198
525 William Penn Place
Pittsburgh, PA 15230-3198

MAC & Co A/C XXXXXXX1052                      High Yield Bond - Institutional              18.24%               1,109,990.667
Mutual Fund Operations                        Shares
PO Box 3198
525 William Penn Place
Pittsburgh, PA 15230-3198

Pershing LLC                                  High Yield Bond - Institutional              13.33%                 810,908.065
P. O. Box 2052                                Shares
Jersey City, NJ 07303-9998

SEI Private Trust Company                     High Yield Bond - Institutional               7.73%                 470,616.259
C/O Harris Bank Id 940                        Shares
Attn Mutual Funds
One Freedom Valley Dr
Oaks, PA 19456

Northern Trust Co Ttee FBO                    High Yield Bond - Institutional               7.33%                 446,003.709
Mtd Products Inc Master Rtrmnt                Shares
PO Box 92956
Chicago, IL 60675

Mary E Dobson                                 High Yield Bond Fund - Class A               51.19%                  17,646.100
1108 Edwards Street
Philipsburg, PA 16866-2724

Raymond James & Assoc Inc                     High Yield Bond - Class A                    22.06%                   7,604.406
FBO Mcpherson Tr
880 Carillon Pkwy
St Petersburg, Fl 33716

Mesirow Financial Inc                         High Yield Bond - Class A                    13.81%                   4,760.908
Josephine Deadams Trust
350 North Clark Street
Chicago, IL 60610-4796

MAC & Co A/C XXXXXXX1022                      Intermediate Government Bond -               70.36%                 824,139.375
Mutual Fund Operations                        Institutional Shares
PO Box 3198
525 William Penn Place
Pittsburgh, PA 15230-3198

Wells Fargo Bank NA FBO                       Intermediate Government Bond -               10.66%                 124,816.860
Ideal Box Co Profit Sharing Plan              Institutional Shares
P.O. Box 1533
Minneapolis, MN 55480

Wells Fargo Bank NA FBO                       Intermediate Government Bond -                5.16%                  60,489.266
Amcol Int'L Co. Pension Trust                 Institutional Shares
P.O. Box 1533
Minneapolis, MN 55480

SEI Private Trust Company                     Intermediate Government Bond -                5.52%                  64,714.226
C/O Harris Bank Id 940                        Institutional Shares
Attn Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

           NAME OF SHAREHOLDER                         FUND AND CLASS               PERCENTAGE OF CLASS     NUMBER OF SHARES
           -------------------                         --------------               -------------------     ----------------
NFS LLC                                       Intermediate Government Bond -               21.68%                  30,466.522
Michael Azark Ttee                            Class A
Calyon Money Purchase Plan
1301 Avenue Of The Americas
14Th Floor
New York, NY 10019

Pershing LLC                                  Intermediate Government Bond -                6.67%                   9,380.422
P. O. Box 2052                                Class A
Jersey City, NJ 07303-9998

Pershing LLC                                  Intermediate Government Bond -                5.04%                   7,087.218
P. O. Box 2052                                Class A
Jersey City, NJ 07303-9998

SEI Private Trust Company                     Intermediate Tax-Exempt Bond -               68.94%              14,242,799.896
C/O Harris Bank Id 940                        Institutional Shares
Attn Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

SEI Private Trust Company                     Intermediate Tax-Exempt Bond -               13.36%               2,760,618.181
C/O Harris Bank Id 940                        Institutional Shares
Attn Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

NFS LLC FEBO                                  Intermediate Tax-Exempt Bond -               47.80%                 136,187.926
Naomi L Smith Ttee                            Class A
The Naomi L Smith Seperate
Prprty, U/A 7/15/02
106 Costa Bella Cove
Austin, TX 78734

SEI Private Trust Company                     Short/Intermediate Bond -                    58.10%              14,792,627.966
C/O Harris Bank Id 940                        Institutional Shares
Attn Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

SEI Private Trust Company                     Short/Intermediate Bond -                    57.80%              14,386,891.470
C/O Harris Bank Id 940                        Institutional Shares
Attn Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

SEI Private Trust Company                     Short/Intermediate Bond -                    16.04%               3,993,680.397
C/O Harris Bank Id 940                        Institutional Shares
Attn Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

MAC & Co A/C                                  Short/Intermediate Bond -                    10.30%               2,564,864.050
XXXXXXX1002                                   Institutional Shares
Mutual Fund Operations
PO Box 3198
525 William Penn Place
Pittsburgh, PA 15230-3198

           NAME OF SHAREHOLDER                         FUND AND CLASS               PERCENTAGE OF CLASS     NUMBER OF SHARES
           -------------------                         --------------               -------------------     ----------------
SEI Private Trust Company                     Short/Intermediate Bond -                     9.23%               2,296,925.894
C/O Harris Bank Id 940                        Institutional Shares
Attn Mutual Funds
One Freedom Valley Dr
Oaks, PA 19456

Pershing LLC                                  Short/Intermediate Bond - Class A             9.48%                  29,136.770
P.O. Box 2052
Jersey City, NJ 07303-9998

SEI Private Trust Company                     Tax-Exempt Bond - Institutional              71.33%               5,257,140.755
C/O Harris Bank Id 940                        Shares
Attn Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

SEI Private Trust Company                     Tax-Exempt Bond - Institutional              12.22%                 900,390.470
C/O Harris Bank Id 940                        Shares
Attn Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

Ethel Horowitz Blanchard                      Tax-Exempt Bond - Class A                     7.72%                  26,276.977
501 North Broadway
St. Louis, MO 63102

SEI Private Trust Company                     Government Money Market -                    84.35%             277,871,967.740
C/O Harris Bank Id 940                        Institutional Shares
Attn Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

Maril & Co                                    Government Money Market -                     5.65%              18,616,698.500
FBO Synovos Trust Company                     Institutional Shares
Attn Acm Department
11270 W Park Pl Ste 400
Milwaukee, WI 53224-3638

Werner Enterprises Inc                        Government Money Market -                     8.30%              27,356,360.310
Attn: John Steele CFO                         Institutional Shares
Po Box 45308
Omaha, NE 68145

SEI Private Trust Company                     Money Market - Institutional Shares          40.21%           1,410,721,763.490
C/O Harris Bank Id 940
Attn Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

Hare & Co                                     Money Market - Institutional Shares          18.56%             651,309,594.770
C/O The Bank Of New York
111 Sanders Creek Pkwy 2nd Fl
East Syracuse, NY 13057

The Boeing Company                            Money Market - Institutional Shares           8.79%             308,449,214.050
Attn: Jeff Kennel
100 N Riverside MC 5003-3020
Chicago, IL 60606

           NAME OF SHAREHOLDER                         FUND AND CLASS               PERCENTAGE OF CLASS     NUMBER OF SHARES
           -------------------                         --------------               -------------------     ----------------
Lorillard Tobacco Company                     Money Market - Institutional Shares           6.77%             237,525,000.000
Attn. Treasury Department
P.O. Box 10529
Greensboro, NC 27404

USG Corporation                               Money Market - Institutional Shares           5.33%             187,000,000.000
125 S. Franklin St Dept. 187
Chicago, IL 60606

Chicago Mercantile Exchange Inc               Money Market - Class E                       53.83%             594,678,119.750
Customer Segregated Account
Attn Tim Doar - VP
Financial Mgmt
30 S Wacker Dr # 0
Chicago, IL 60606-7413

Chicago Mercantile Exchange Inc               Money Market - Class E                       37.35%             412,654,850.390
Firm Account
Attn Tim Doar - VP
Financial Mgmt
30 S Wacker Dr # 0
Chicago, IL 60606-7413

BMO Nesbitt Burns Corp-Bkr/Agnt               Money Market - Class E                        8.82%              97,384,458.530
Harris NA-Omnibus Cust/Sub Agnt
Harris Fcm Client Group
Po Box 71940
Chicago, IL 60694-1940

SEI Private Trust Company                     Tax-Exempt Money Market -                    98.88%             974,294,741.060
C/O Harris Bank Id 940                        Institutional Shares
Attn Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

   The shares described above as held by Harris N.A., The Harris Bank N.A. and SEI Private Trust Company C/O Harris Bank are being held on behalf of various accounts and not as beneficial owners. To the extent that any shareholder is the beneficial owner of more than 25% of the outstanding shares of any Fund, such shareholder may be deemed to be a "control person" of that Fund for purposes of the 1940 Act.


                             ADDITIONAL INFORMATION

CAPITAL STOCK AND ORGANIZATION

   The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in different series or Funds and different classes of those Funds. Holders of shares of a Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund. Shareholders of all Funds vote on the election of Trustees. On matters affecting an individual Fund (such as approval of an investment advisory agreement or a change in fundamental investment policies) and also on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular Class of Shares), a separate vote of that Fund or Class is required. The Trust does not hold regular meetings of shareholders. The Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the shareholders may call the meeting. The Trustees will assist the shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.

   Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of each Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to such Fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of such Fund or class. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund or class will be allocated by or under the direction of the Trustees as they determine fair and equitable.

   Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the trust's obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both the trust itself was unable to meet its obligations and inadequate insurance existed. To guard against this risk, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification out of Trust property of any shareholder held personally liable for obligations of the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


   PricewaterhouseCoopers, LLP, 125 High Street, Boston, MA 02110, is the independent registered public accounting firm for the Trust.
PricewaterhouseCoopers, LLP, audits the Trust's annual financial statements and expresses an opinion thereon.


CUSTODIANS AND TRANSFER AGENT

   PFPC Trust Company, 301 Bellevue Parkway, Wilmington, DE 19809 serves as the Funds' Custodian. As Custodian, it and subcustodians designated by the Board of Trustees hold the securities in the Funds' portfolio and other assets for safekeeping. The Custodian does not and will not participate in making investment decisions for the Funds.

   Pursuant to a Transfer Agent and Service Agreement with the Phoenix Funds, PEPCO, One American Row, P.O. Box 5056, Hartford, Connecticut 06102-5056 serves as transfer agent for the Trust (the "Transfer Agent") for which it is paid a minimum fee of $14,000 per fund/class and $13.00 per account for each account over 500, plus out-of-pocket expenses. The Transfer Agent is authorized to engage subagents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by the Transfer Agent. Boston Financial Data Services, Inc. serves as subtransfer agent pursuant to a Subtransfer Agency Agreement. Fees paid by the Fund, in addition to the fee paid to PEPCO, will be reviewed and approved by the Board of Trustees.

REPORTS TO SHAREHOLDERS

   The fiscal year of the Trust ends on December 31. The Trust will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the Trust's independent registered public accounting firm, PricewaterhouseCoopers, LLP, will be sent to shareholders each year and is available without charge upon request.

FINANCIAL STATEMENTS

   The Funds' financial statements for the Trust's fiscal year ended December 31, 2005, appearing in the Fund's 2005 Annual Report to Shareholders, are incorporated herein by reference.

                                    APPENDIX

A-1 AND P-1 COMMERCIAL PAPER RATINGS

   The Trust will only invest in commercial paper which at the date of investment is rated A-1 by Standard & Poor's Corporation or P-1 by Moody's Investors Services, Inc., or, if not rated, is issued or guaranteed by companies which at the date of investment have an outstanding debt issue rated AA or higher by Standard & Poor's or Aa or higher by Moody's.

   Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

   The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they compromise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba:        Bonds which are rated Ba are judged to have speculative elements;
           their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD AND POOR'S CORPORATION'S CORPORATE BOND RATINGS

AAA: This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA:        Bonds rated AA also qualify as high-quality debt obligations.
           Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B,
CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

FITCH'S CORPORATE BOND RATINGS

   The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

AAA Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds rated C are in imminent default in payment of interest or principal.

DDD,
DD and D Bonds rated DDD, DD and D are in actual default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

           Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 12-36 months.

                                                               NOVEMBER 30, 2005

--------------------------------------------------------------------------------

      ANNUAL REPORT

         PHOENIX EMERGING MARKETS BOND FUND

              FORMERLY PHOENIX-GOODWIN EMERGING MARKETS BOND FUND

         PHOENIX INTERNATIONAL STRATEGIES FUND

              FORMERLY PHOENIX-ABERDEEN INTERNATIONAL FUND

         PHOENIX REAL ESTATE SECURITIES FUND

              FORMERLY PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES FUND

         PHOENIX TAX-EXEMPT BOND FUND

              FORMERLY PHOENIX-GOODWIN TAX-EXEMPT BOND FUND

                                [GRAPHIC OMITTED]
                               GET FUND DOCUMENTS
                               BY E-MAIL INSTEAD.

                              ELIGIBLE SHAREHOLDERS
                           MAY SIGN UP FOR E-DELIVERY
                              AT PHOENIXFUNDS.COM.

TRUST NAME: PHOENIX MULTI-PORTFOLIO FUND

[LOGO] PHOENIXFUNDS(SM)

     --------------------------------------------------------------------
     Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.
     --------------------------------------------------------------------

This report is not authorized for distribution to prospective investors in the Phoenix Multi-Portfolio Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund's record and other pertinent information.

MESSAGE FROM THE CHAIRMAN

DEAR SHAREHOLDER:

[PHOTO OMITTED]

      I encourage you to review this annual report for the Phoenix Emerging Markets Bond Fund, Phoenix International Strategies Fund, Phoenix Real Estate Securities Fund and Phoenix Tax-Exempt Bond Fund, for the fiscal year ended November 30, 2005.

      As we near the end of the calendar year, the pace of U.S. economic growth has picked up, and the equity markets have begun to rally. At the same time, rising interest rates and energy prices continue to weigh on the consumer. Hurricanes Katrina and Rita have slowed the pace of growth more recently but the impact is expected to be short lived. For the near term, the Federal Reserve's monetary policy, rising inflation and record deficits will likely keep upward pressure on interest rates, particularly in the front end of the yield curve.

      No matter what the market brings, short-term performance changes should not distract you from your long-term financial plan. Now may be an opportune time for you to review your portfolio with your financial advisor to make sure that your asset allocation remains on target. Keep in mind that finding the best balance of performance and protection requires discipline and diversification.1 Your Phoenix mutual fund allocation may help in this effort.

      As an alternative to paper mail, if you would like to view your mutual fund communications electronically, including account statements, prospectuses, and annual and semiannual reports, sign up for our E-Delivery service. To register, go online to PhoenixFunds.com, select the Individual Investors option, and follow the E-Delivery instructions, or call Mutual Fund Services at 1-800-243-1574 and a customer service representative will be happy to assist you.

Sincerely,

/s/ Philip R. McLoughlin

Philip R. McLoughlin
Chairman, Phoenix Funds

DECEMBER 2005

(1) DIVERSIFICATION DOES NOT GUARANTEE AGAINST A LOSS, AND THERE IS NO GUARANTEE THAT A DIVERSIFIED PORTFOLIO WILL OUTPERFORM A NON-DIVERSIFIED PORTFOLIO.

The preceding information is the opinion of the Chairman of the Phoenix Funds Board of Trustees. There is no guarantee that market forecasts discussed will be realized.

TABLE OF CONTENTS

Glossary ..................................................................    3

Phoenix Emerging Markets Bond Fund ........................................    6

Phoenix International Strategies Fund .....................................   16

Phoenix Real Estate Securities Fund .......................................   29

Phoenix Tax-Exempt Bond Fund ..............................................   38

Notes to Financial Statements .............................................   48

Report of Independent Registered Public Accounting Firm ...................   53

Board of Trustees' Consideration of Advisory and Subadvisory Agreements ...   54

Results of Shareholder Meetings ...........................................   61

Fund Management Tables ....................................................   63

--------------------------------------------------------------------------------
PROXY VOTING PROCEDURES (FORM N-PX)

The Advisers and subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust's Board of Trustees. You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, 2005, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

FORM N-Q INFORMATION

The Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.
--------------------------------------------------------------------------------

GLOSSARY

ADR (AMERICAN DEPOSITARY RECEIPT)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

AMBAC (AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION)
One of the largest insurers of new municipal bond offerings.

DURATION
A measure of volatility of a fixed income security, fixed income portfolio or fixed income portion of a portfolio. It is the change in the value of the fixed income security, fixed income portfolio or portion thereof that will result from a 1% change in interest rates. Duration is stated in years. For example, a 5-year duration means the fixed income security, fixed income portfolio or portion will decrease in value by 5% if interest rates rise 1%, and increase in value by 5% if interest rates fall 1%.

EUROPEAN CENTRAL BANK (ECB)
The central bank for Europe's single currency, the euro. The ECB's main task is to maintain the euro's purchasing power and thus price stability in the euro area. The euro area comprises the 12 European Union countries that have introduced the euro since 1999.

EUROPEAN UNION (EU)
A group of European countries, whose member states have set up common institutions to which they delegate some of their sovereignty so that decisions on specific matters of joint interest can be made democratically at a European level. Today, the EU embraces 25 countries and approximately 450 million people.

FEDERAL RESERVE (THE "FED")
The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

FGIC (FINANCIAL GUARANTY INSURANCE COMPANY)
A leading financial guaranty insurance company providing triple-A credit enhancement on public finance, structured finance and asset-backed securities.

FNMA OR "FANNIE MAE" (FEDERAL NATIONAL MORTGAGE ASSOCIATION)
A congressionally chartered corporation which buys mortgages on the secondary market, pools them and sells them as mortgage-backed securities to investors on the open market. Monthly principal and interest payments are guaranteed by FNMA but not the U.S. government.

FSA (FINANCIAL SECURITY ASSURANCE, INC.)
A leading provider of Aaa/AAA/AAA financial guaranty insurance for asset-backed securities, municipal bonds and other structured obligations in the global markets.

GROSS DOMESTIC PRODUCT (GDP)
An important measure of the United States' economic performance, GDP is the total market value of all final goods and services produced in the U.S. during any quarter or year.

INFLATION
Rise in the prices of goods and services resulting from increased spending relative to the supply of goods on the market.

J.P. MORGAN EMERGING MARKETS BOND INDEX PLUS
The J.P. Morgan Emerging Markets Bond Index Plus measures traded external debt instruments in emerging markets. The index is calculated on a total return basis.

LEHMAN BROTHERS AGGREGATE BOND INDEX
The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.

LEHMAN BROTHERS MUNICIPAL BOND INDEX
A market capitalization-weighted index that measures the long-term tax-exempt bond market. The index is calculated on a total return basis.

MBIA (MUNICIPAL BOND INSURANCE ASSOCIATION)
One of the largest insurers of financial obligations for municipalities, not-for-profit organizations, banks, insurance and finance companies, and other private-sector entities in the primary and secondary markets. Provides triple-A-rating guarantee as an unconditional and irrevocable guarantee of full principal and interest payment.

MSCI EAFE(R) INDEX
A free float-adjusted market capitalization index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with gross dividends reinvested.

NAREIT EQUITY INDEX
Measures all tax-qualified real estate investment trusts listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. The index is calculated on a total return basis with dividends reinvested.

PAYMENT-IN-KIND SECURITY (PIK)
A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.

Q-SBLF (QUALIFIED SCHOOL BOARD LOAN FUND)
This is the State of Michigan's guarantee on the bonds. The term "qualified bonds" are general obligation bonds of school districts issued for capital expenditures to moderate the local tax burden.

RADIAN (RADIAN ASSET ASSURANCE, INC.)
A leading provider of financial guaranty insurance for municipal bonds, asset-backed securities and structured finance transactions in the global markets.

REITS
Real estate investment trusts are typically publicly traded companies that own, develop and operate income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

S&P 500(R) INDEX
The S&P 500 Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

SPONSORED ADR (AMERICAN DEPOSITARY RECEIPT)
An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. These shares carry all the rights of the common share such as voting rights. ADRs must be sponsored to be able to trade on the NYSE.

YIELD CURVE
A line chart that shows interest rates at a specific point in time for securities of equivalent quality but with different maturities. A "normal or positive" yield curve indicates that short-term securities have a lower interest rate than long-term securities; an "inverted or negative" yield curve indicates short-term rates are exceeding long-term rates; and a "flat yield curve" means short- and long-term rates are about the same.

INDEXES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT THE EXPENSES ASSOCIATED WITH THE ACTIVE MANAGEMENT OF AN ACTUAL PORTFOLIO.

PHOENIX EMERGING MARKETS BOND FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

THE FOLLOWING COMMENTARY WAS PREPARED BY PHOENIX INVESTMENT COUNSEL, INC., MANAGER OF THE FUND DURING THE FISCAL YEAR ENDED NOVEMBER 30, 2005. EFFECTIVE DECEMBER 1, 2005, HSBC HALBIS PARTNERS (USA), INC. ASSUMED MANAGEMENT OF THE FUND AND WILL PROVIDE FUTURE COMMENTARY.

Q: HOW DID THE FUND PERFORM DURING ITS FISCAL YEAR ENDED NOVEMBER 30, 2005?

A: During this reporting period, the Fund's Class A shares returned 10.78%, Class B shares returned 9.94%, and Class C shares returned 9.88%. For the same period, the Lehman Brothers Aggregate Bond Index, a broad-based fixed income index, returned 2.40%, and the J.P. Morgan Emerging Markets Bond Index Plus (EMBI+), which is the Fund's style-specific index appropriate for comparison, returned 12.57%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: HOW DID THE MARKETS PERFORM DURING THE FUND'S FISCAL YEAR ENDED NOVEMBER 30, 2005?

A: Equity markets outperformed bond markets as the Federal Reserve steadily increased short-term interest rates. The S&P 500(R) Index returned 8.45% during the period, compared to a 2.40% return for the Lehman Brothers Aggregate Bond Index. However, emerging market bonds outperformed the general bond market and the S&P 500 Index, as measured by the J.P. Morgan Emerging Markets Bond Index Plus, which returned 12.57% for the period.

Emerging market bonds benefited from improving country fundamentals, driven by higher commodity prices, especially higher oil prices, but also including prices on certain metals and agricultural products. The resulting higher trade flows from natural resource-driven economies have helped many countries including Russia, Mexico and to a lesser extent, Brazil, improve their fiscal and current account balances, maintain solid economic growth, and attain debt rating upgrades.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE FISCAL YEAR ENDED NOVEMBER 30, 2005?

A: The Fund's shorter duration, higher credit quality and lower weightings to Brazil and Russia hurt performance relative to the benchmark, the J.P. Morgan Emerging Markets Bond Index Plus. On the other hand, the Fund's underweightings to Mexico and Turkey helped performance relative to the index.

                                                                   DECEMBER 2005

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

Phoenix Emerging Markets Bond Fund

--------------------------------------------------------------------------------
TOTAL RETURNS(1)                                         PERIODS ENDING 11/30/05
--------------------------------------------------------------------------------

                                                                             INCEPTION    INCEPTION
                                              1 YEAR   5 YEARS   10 YEARS   TO 11/30/05     DATE
                                              ------   -------   --------   -----------   ---------
Class A Shares at NAV(2)                       10.78%    14.07%     12.49%           --          --
Class A Shares at POP(3)                        5.52     12.96      11.94            --          --

Class B Shares at NAV(2)                        9.94     13.22      11.62            --          --
Class B Shares with CDSC(4)                     5.94     13.22      11.62            --          --

Class C Shares at NAV(2)                        9.88     13.17         --          5.59%    3/26/98
Class C Shares with CDSC(4)                     9.88     13.17         --          5.59     3/26/98

Lehman Brothers Aggregate Bond Index            2.40      6.06       6.21          5.98     3/26/98

J.P. Morgan Emerging Markets Bond Index Plus   12.57     13.35      14.17         10.27     3/26/98

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 4.75% SALES CHARGE.

(4) CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR B SHARES DECLINE FROM 5% TO 0% OVER A FIVE YEAR PERIOD. CDSC CHARGES FOR C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

--------------------------------------------------------------------------------
GROWTH OF $10,000                                           PERIODS ENDING 11/30
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 11/30/95 in Class A and Class B shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. The performance of the other share class will be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes dividends and capital gain distributions are reinvested.

             [CHART OMITTED -- EDGAR REPRESENTATION OF DATA FOLLOWS]

          Phoenix Emerging  Phoenix Emerging     J.P. Morgan     Lehman Brothers
         Markets Bond Fund  Markets Bond Fund  Emerging Markets   Aggregate Bond
              Class A            Class B        Bond Index Plus       Index
         -----------------  -----------------  ----------------  ---------------
11/30/95      $ 9,525            $10,000           $10,000           $10,000
11/29/96       15,257             15,894            14,739            10,607
11/28/97       17,075             17,654            16,296            11,408
11/30/98       12,430             12,753            14,809            12,486
11/30/99       15,616             15,880            17,256            12,481
11/30/00       15,997             16,133            20,117            13,612
11/30/01       17,184             17,212            20,579            15,131
11/29/02       19,685             19,587            23,133            16,242
11/28/03       25,382             25,054            29,776            17,084
11/30/04       27,884             27,303            33,441            17,843
11/30/05       30,890             30,017            37,644            18,271

For information regarding the indexes, see the glossary on page 3.

Phoenix Emerging Markets Bond Fund

ABOUT YOUR FUND'S EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Emerging Markets Bond Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

   Emerging Markets         Beginning          Ending       Expenses Paid
      Bond Fund           Account Value    Account Value       During
       Class A            May 31, 2005   November 30, 2005     Period*
-----------------------   -------------  -----------------  -------------
Actual                      $1,000.00        $1,053.00          $8.47

Hypothetical (5% return
  before expenses)           1,000.00         1,016.71           8.35

* EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 1.65%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS A RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED NOVEMBER 30, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 10.78%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT NOVEMBER 30, 2005 OF $1,107.80.

   Emerging Markets         Beginning          Ending       Expenses Paid
      Bond Fund           Account Value    Account Value       During
       Class B            May 31, 2005   November 30, 2005     Period*
-----------------------   -------------  -----------------  -------------
Actual                      $1,000.00        $1,049.00          $12.43

Hypothetical (5% return
  before expenses)           1,000.00         1,012.78           12.29

* EXPENSES ARE EQUAL TO THE FUND'S CLASS B ANNUALIZED EXPENSE RATIO OF 2.42%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS B RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED NOVEMBER 30, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 9.94%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT NOVEMBER 30, 2005 OF $1,099.40.

   Emerging Markets         Beginning         Ending        Expenses Paid
      Bond Fund           Account Value    Account Value       During
       Class C            May 31, 2005   November 30, 2005     Period*
-----------------------   -------------  -----------------  -------------
Actual                      $1,000.00        $1,048.70          $12.37

Hypothetical (5% return
  before expenses)           1,000.00         1,012.84           12.23

* EXPENSES ARE EQUAL TO THE FUND'S CLASS C ANNUALIZED EXPENSE RATIO OF 2.41%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS C RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED NOVEMBER 30, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 9.88%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT NOVEMBER 30, 2005 OF $1,098.80.

      YOU CAN FIND MORE INFORMATION ABOUT THE FUND'S EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS REFER TO THE PROSPECTUS.

Phoenix Emerging Markets Bond Fund

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT NOVEMBER 30, 2005 (AS A PERCENTAGE OF NET ASSETS)(g)
--------------------------------------------------------------------------------
 1.  Federative Republic of Brazil 10.50%, 7/14/14                          4.5%
 2.  U.S. Treasury Note 4.25%, 11/30/07                                     4.3%
 3.  Russian Federation RegS 12.75%, 6/24/28                                4.0%
 4.  Federative Republic of Brazil 8.88%, 10/14/19                          3.9%
 5.  Republic of Venezuela 9.25%, 9/15/27                                   3.7%
 6.  Republic of Colombia 8.13%, 5/21/24                                    3.6%
 7.  Federative Republic of Brazil 11.00%, 1/11/12                          3.2%
 8.  Russian Federation RegS 11.00%, 7/24/18                                3.2%
 9.  Republic of Turkey 11.00%, 1/14/13                                     2.7%
10.  Pemex Project Funding Master Trust 144A 8.63%, 12/1/23                 2.6%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS                                                      11/30/05
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Brazil                   18%
Mexico                   18
Russia                   13
Turkey                    9
Venezuela                 5
Philippines               5
United States             4
Other                    28

                             SCHEDULE OF INVESTMENTS
                                NOVEMBER 30, 2005

                                                           PAR
                                                          VALUE
                                                          (000)        VALUE
                                                         -------    -----------
U.S. GOVERNMENT SECURITIES--4.3%

U.S. TREASURY NOTES--4.3%
U.S. Treasury Note 4.25%, 11/30/07 ...................   $ 2,000    $ 1,993,594
-------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $1,996,801)                                          1,993,594
-------------------------------------------------------------------------------

FOREIGN GOVERNMENT SECURITIES--56.8%

ARGENTINA--1.5%
Republic of Argentina PIK Interest Capitalization
8.28%, 12/31/33 ......................................       691        579,891

Republic of Argentina 5.83%, 12/31/33 ................        33(f)      12,605
Republic of Argentina Series GDP 0%, 12/15/35(c) .....     2,050         94,800
Republic of Argentina Series PGDP 0%, 12/15/35(c) ....        97(f)       1,393
                                                                    -----------
                                                                        688,689
                                                                    -----------

BRAZIL--13.7%
Federative Republic of Brazil 11%, 1/11/12 ...........     1,250      1,506,875
Federative Republic of Brazil 10.50%, 7/14/14 ........     1,750      2,092,125

                                                           PAR
                                                          VALUE
                                                          (000)        VALUE
                                                         -------    -----------
BRAZIL--CONTINUED
Federative Republic of Brazil 7.875%, 3/7/15 .........   $   500    $   514,250
Federative Republic of Brazil 8.875%, 10/14/19 .......     1,700      1,817,300
Federative Republic of Brazil 11%, 8/17/40 ...........       350        431,637
                                                                    -----------
                                                                      6,362,187
                                                                    -----------

COLOMBIA--3.6%
Republic of Colombia 8.125%, 5/21/24 .................     1,600      1,692,800

EL SALVADOR--0.6%
Republic of El Salvador 144A 7.625%, 9/21/34(b) ......       250        271,875

GUATEMALA--0.7%
Republic of Guatemala 144A 8.125%, 10/6/34(b) ........       300        327,000

MEXICO--3.6%
United Mexican States 8.125%, 12/30/19 ...............       450        551,250
United Mexican States 8.30%, 8/15/31 .................       900      1,145,250
                                                                    -----------
                                                                      1,696,500
                                                                    -----------

PANAMA--1.2%
Republic of Panama 9.375%, 1/16/23 ...................       450        552,375

                       See Notes to Financial Statements                      9

Phoenix Emerging Markets Bond Fund
                                                           PAR
                                                          VALUE
                                                          (000)        VALUE
                                                         -------    -----------
PERU--3.5%
Republic of Peru 8.375%, 5/3/16 ......................   $   500    $   570,000
Republic of Peru 7.35%, 7/21/25 ......................       235        242,873
Republic of Peru PDI 5%, 3/7/17(c) ...................       820        795,400
                                                                    -----------
                                                                      1,608,273
                                                                    -----------

PHILIPPINES--4.7%
Republic of Philippines 8.375%, 2/15/11 ..............     1,000      1,066,250
Republic of Philippines 9.50%, 2/2/30 ................     1,000      1,127,500
                                                                    -----------
                                                                      2,193,750
                                                                    -----------

RUSSIA--9.4%
Russian Federation RegS 10%, 6/26/07(e) ..............     1,000      1,073,700
Russian Federation RegS 11%, 7/24/18(e) ..............     1,000      1,478,750
Russian Federation RegS 12.75%, 6/24/28(e) ...........     1,000      1,842,500
                                                                    -----------
                                                                      4,394,950
                                                                    -----------

TURKEY--8.2%
Republic of Turkey 9.875%, 3/19/08 ...................       800        877,000
Republic of Turkey 11%, 1/14/13 ......................     1,000      1,266,250
Republic of Turkey 9.50%, 1/15/14 ....................       700        833,000
Republic of Turkey 8%, 2/14/34 .......................       800        852,000
                                                                    -----------
                                                                      3,828,250
                                                                    -----------

URUGUAY--1.1%
Republic of Uruguay 7.25%, 2/15/11 ...................       500        510,000

VENEZUELA--5.0%
Republic of Venezuela 10.75%, 9/19/13 ................       500        601,250
Republic of Venezuela 9.25%, 9/15/27 .................     1,500      1,734,750
                                                                    -----------
                                                                      2,336,000
                                                                    -----------
-------------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $23,554,341)                                        26,462,649
-------------------------------------------------------------------------------

FOREIGN CORPORATE BONDS(d)--31.3%

ARGENTINA--1.0%
Transportadora de Gas del Sur SA RegS 7%,
12/15/13 (Gas Utilities)(c)(e) .......................       500        490,000

BRAZIL--3.5%
CSN Islands VIII Corp. 144A 9.75%,
12/16/13 (Steel)(b) ..................................       500        547,500

CSN Islands VIII Corp. RegS 9.75%,
12/16/13 (Steel)(e) ..................................       500        545,625

Votorantim Overseas III 144A 7.875%,
1/23/14 (Building Products)(b) .......................       500        528,750
                                                                    -----------
                                                                      1,621,875
                                                                    -----------

                                                           PAR
                                                          VALUE
                                                          (000)        VALUE
                                                         -------    -----------
CHILE--1.8%
Celulosa Arauco Constituci 5.625%, 4/20/15
(Paper Products) .....................................   $   300    $   294,988

Enersis SA 7.375%, 1/15/14 (Electric Utilities) ......       500        536,370
                                                                    -----------
                                                                        831,358
                                                                    -----------

GERMANY--2.1%
Aries Vermoegensverwaltung GmbH 144A 9.60%,
10/25/14 (Other Diversified Financial
Services)(b) .........................................       750        964,686

INDIA--1.1%
Vedanta Resources plc 144A 6.625%, 2/22/10
(Diversified Metals & Mining)(b) .....................       500        490,768

INDONESIA--2.4%
Freeport-McMoRan Copper & Gold, Inc. 10.125%,
2/1/10 (Diversified Metals & Mining) .................     1,000      1,100,000

JAPAN--1.6%
Sumitomo Mitsui Banking Corp. 144A 5.625%,
7/29/49 (Diversified Banks)(b)(c) ....................       750        741,472

KAZAKHSTAN--1.1%
Kazkommerts International BV RegS 8.50%,
4/16/13 (Diversified Banks)(e) .......................       500        531,875

MEXICO--13.3%
America Movil SA de CV 5.50%, 3/1/14
(Wireless Telecommunication Services) ................     1,000        977,913

Banco Mercantil del Norte SA 144A 5.875%,
2/17/14 (Regional Banks)(b)(c) .......................     1,000        992,500

Gruma SA de CV 144A 7.75%, 12/29/49
(Packaged Foods & Meats)(b) ..........................       500        505,000

Innova S de R.L. 9.375%, 9/19/13
(Integrated Telecommunication Services) ..............       500        557,500

Pemex Project Funding Master Trust 144A 5.75%,
12/15/15 (Oil & Gas Exploration & Production)(b) .....     1,000        982,500

Pemex Project Funding Master Trust 144A 8.625%,
12/1/23 (Oil & Gas Exploration & Production)(b) ......     1,000      1,215,000

Telefonos de Mexico SA de CV 5.50%, 1/27/15
(Integrated Telecommunication Services) ..............     1,000        975,400
                                                                    -----------
                                                                      6,205,813
                                                                    -----------

RUSSIA--2.9%
Gazprom OAO 144A 9.625%, 3/1/13 (Oil & Gas
Storage & Transportation)(b) .........................       250        300,000

Mobile Telesystems Finance SA RegS 8.375%,
10/14/10 (Wireless Telecommunication Services)(e) ....     1,000      1,053,000
                                                                    -----------
                                                                      1,353,000
                                                                    -----------

10                       See Notes to Financial Statements

Phoenix Emerging Markets Bond Fund

                                                        PAR
                                                       VALUE
                                                       (000)        VALUE
                                                      -------    -----------
UKRAINE--0.5%
Kyivstar GSM 144A 7.75%, 4/27/12 (Integrated
Telecommunication Services)(b) ...................    $   250    $   255,937
----------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $14,135,332)                                     14,586,784
----------------------------------------------------------------------------

                                                       SHARES
                                                      -------
FOREIGN COMMON STOCKS(d)--0.0%

BRAZIL--0.0%
Tele Centro Oeste Celular Participacoes SA ADR
(Wireless Telecommunication Services) ............      1,410         13,959
----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $13,557)                                             13,959
----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--92.4%
(IDENTIFIED COST $39,700,031)                                     43,056,986
----------------------------------------------------------------------------

                                                        PAR
                                                       VALUE
                                                       (000)
                                                      -------
SHORT-TERM INVESTMENTS--1.2%

COMMERCIAL PAPER(h)--1.2%
Danske Corp. 4.02%, 12/1/05 ......................    $   585        585,000
----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $585,000)                                           585,000
----------------------------------------------------------------------------

TOTAL INVESTMENTS--93.6%
(IDENTIFIED COST $40,285,031)                                     43,641,986(a)

Other assets and liabilities, net--6.4%                            2,971,672
                                                                 -----------
NET ASSETS--100.0%                                               $46,613,658
                                                                 ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $3,118,375 and gross depreciation of $222,769 for federal income tax purposes. At November 30, 2005, the aggregate cost of securities for federal income tax purposes was $40,746,380.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2005, these securities amounted to a value of $8,122,988 or 17.4% of net assets.

(c) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

(d) Foreign corporate bonds and foreign common stocks are determined based on the country in which the security is issued. The country of risk is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.

(e) Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.

(f)   Par value represents Argentine Peso.

(g)   Table excludes short term investments.

(h)   The rate shown is the discount rate.

                      See Notes to Financial Statements                      11

Phoenix Emerging Markets Bond Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                NOVEMBER 30, 2005

ASSETS
Investment securities at value
   (Identified cost $40,285,031)                                  $  43,641,986
Cash                                                                     79,227
Receivables
   Investment securities sold                                         2,281,715
   Dividends and interest                                               919,564
   Fund shares sold                                                     166,552
Trustee retainer                                                            971
Prepaid expenses                                                         16,937
                                                                  -------------
      Total assets                                                   47,106,952
                                                                  -------------

LIABILITIES
Payables
   Fund shares repurchased                                              378,503
   Professional fee                                                      30,558
   Investment advisory fee                                               28,209
   Distribution and service fees                                         21,322
   Transfer agent fee                                                    17,246
   Financial agent fee                                                    4,782
   Other accrued expenses                                                12,674
                                                                  -------------
      Total liabilities                                                 493,294
                                                                  -------------
NET ASSETS                                                        $  46,613,658
                                                                  =============

NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                  $  68,422,718
Distributions in excess of net investment income                       (111,226)
Accumulated net realized loss                                       (25,054,782)
Net unrealized appreciation                                           3,356,948
                                                                  -------------
NET ASSETS                                                        $  46,613,658
                                                                  =============

CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $27,449,561)                   3,207,246
Net asset value per share                                         $        8.56
Offering price per share $8.56/(1-4.75%)                          $        8.99

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $17,140,238)                   2,049,831
Net asset value and offering price per share                      $        8.36

CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $2,023,859)                      240,633
Net asset value and offering price per share                      $        8.41

                             STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 2005

INVESTMENT INCOME
Interest                                                          $   3,524,410
Dividends                                                                21,803
Foreign taxes withheld                                                   (3,325)
                                                                  -------------
      Total investment income                                         3,542,888
                                                                  -------------
EXPENSES
Investment advisory fee                                                 353,755
Service fees, Class A                                                    58,010
Distribution and service fees, Class B                                  218,815
Distribution and service fees, Class C                                   20,819
Financial agent fee                                                      59,846
Transfer agent                                                           96,550
Professional                                                             38,992
Registration                                                             31,372
Trustees                                                                 30,181
Custodian                                                                27,260
Printing                                                                 13,272
Miscellaneous                                                            24,566
                                                                  -------------
      Total expenses                                                    973,438
Custodian fees paid indirectly                                           (1,053)
                                                                  -------------
      Net expenses                                                      972,385
                                                                  -------------
NET INVESTMENT INCOME (LOSS)                                          2,570,503
                                                                  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments                                 920,342
Net realized gain (loss) on foreign currency transactions                (4,604)
Net change in unrealized appreciation (depreciation) on
   investments                                                        1,184,598
Net change in unrealized appreciation (depreciation) on foreign
   currency transactions and translation                                     56
                                                                  -------------
NET GAIN (LOSS) ON INVESTMENTS                                        2,100,392
                                                                  -------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                      $   4,670,895
                                                                  =============

12                      See Notes to Financial Statements

Phoenix Emerging Markets Bond Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                        Year Ended            Year Ended
                                                                                     November 30, 2005    November 30, 2004
                                                                                     -----------------    -----------------
FROM OPERATIONS
   Net investment income (loss)                                                      $       2,570,503    $       3,448,716
   Net realized gain (loss)                                                                    915,738            2,995,524
   Net change in unrealized appreciation (depreciation)                                      1,184,654           (1,300,650)
                                                                                     -----------------    -----------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                               4,670,895            5,143,590
                                                                                     -----------------    -----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                           (1,520,583)          (2,029,441)
   Net investment income, Class B                                                           (1,297,548)          (2,237,788)
   Net investment income, Class C                                                             (122,905)            (160,185)
                                                                                     -----------------    -----------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                (2,941,036)          (4,427,414)
                                                                                     -----------------    -----------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (1,218,710 and 567,480 shares, respectively)               10,309,554            4,603,021
   Net asset value of shares issued from reinvestment of distributions
      (114,909 and 122,497 shares, respectively)                                               964,645              989,081
   Cost of shares repurchased (864,222 and 2,401,172 shares, respectively)                  (7,265,368)         (19,176,555)
                                                                                     -----------------    -----------------
Total                                                                                        4,008,831          (13,584,453)
                                                                                     -----------------    -----------------
CLASS B
   Proceeds from sales of shares (120,825 and 195,026 shares, respectively)                    994,475            1,575,767
   Net asset value of shares issued from reinvestment of distributions
      (62,066 and 102,160 shares, respectively)                                                508,616              808,579
   Cost of shares repurchased (1,460,284 and 2,616,429 shares, respectively)               (12,015,180)         (20,613,444)
                                                                                     -----------------    -----------------
Total                                                                                      (10,512,089)         (18,229,098)
                                                                                     -----------------    -----------------
CLASS C
   Proceeds from sales of shares (37,526 and 76,545 shares, respectively)                      311,400              624,362
   Net asset value of shares issued from reinvestment of distributions
      (9,138 and 8,556 shares, respectively)                                                    75,419               67,955
   Cost of shares repurchased (66,661 and 254,314 shares, respectively)                       (550,716)          (2,043,115)
                                                                                     -----------------    -----------------
Total                                                                                         (163,897)          (1,350,798)
                                                                                     -----------------    -----------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                (6,667,155)         (33,164,349)
                                                                                     -----------------    -----------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                    (4,937,296)         (32,448,173)

NET ASSETS
   Beginning of period                                                                      51,550,954           83,999,127
                                                                                     -----------------    -----------------
   END OF PERIOD (INCLUDING DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME AND
      UNDISTRIBUTED NET INVESTMENT INCOME OF ($111,226) AND $94,193, RESPECTIVELY)   $      46,613,658    $      51,550,954
                                                                                     =================    =================

                        See Notes to Financial Statements                     13

Phoenix Emerging Markets Bond Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                           CLASS A
                                              ----------------------------------------------------------------
                                                                    YEAR ENDED NOVEMBER 30
                                              ----------------------------------------------------------------
                                                2005         2004        2003(5)      2002(4)(5)      2001(5)
Net asset value, beginning of period          $    8.25    $    8.07    $    6.80     $     6.58     $    6.96
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                           0.49(2)      0.47(2)      0.67           0.65(2)       0.85
   Net realized and unrealized gain (loss)         0.37         0.29         1.22           0.28         (0.31)
                                              ---------    ---------    ---------     ----------     ---------
      TOTAL FROM INVESTMENT OPERATIONS             0.86         0.76         1.89           0.93          0.54
                                              ---------    ---------    ---------     ----------     ---------
LESS DISTRIBUTIONS
   Dividends from net investment income           (0.55)       (0.58)       (0.62)         (0.57)        (0.92)
   Return of capital                                 --           --           --          (0.14)           --
                                              ---------    ---------    ---------     ----------     ---------
      TOTAL DISTRIBUTIONS                         (0.55)       (0.58)       (0.62)         (0.71)        (0.92)
                                              ---------    ---------    ---------     ----------     ---------
Change in net asset value                          0.31         0.18         1.27           0.22         (0.38)
                                              ---------    ---------    ---------     ----------     ---------
NET ASSET VALUE, END OF PERIOD                $    8.56    $    8.25    $    8.07     $     6.80     $    6.58
                                              =========    =========    =========     ==========     =========
Total return(1)                                   10.78%        9.86%       28.94%         14.55%         7.42%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)      $  27,450    $  22,583   $   35,910     $   31,401     $  30,202
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                              1.67%        1.53%        1.49%(3)       1.58%(3)      1.58%
   Net investment income                           5.83%        5.75%        7.73%          9.47%        12.50%
Portfolio turnover                                   33%         140%         491%           588%          932%

                                                                           CLASS B
                                              ----------------------------------------------------------------
                                                                    YEAR ENDED NOVEMBER 30
                                              ----------------------------------------------------------------
                                                 2005         2004       2003(6)      2002(4)(6)      2001(6)
Net asset value, beginning of period          $    8.07    $    7.91    $    6.68     $     6.47     $    6.86
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                           0.42(2)      0.40(2)      0.58           0.59(2)       0.80
   Net realized and unrealized gain (loss)         0.36         0.28         1.22           0.28         (0.33)
                                              ---------    ---------    ---------     ----------     ---------
      TOTAL FROM INVESTMENT OPERATIONS             0.78         0.68         1.80           0.87          0.47
                                              ---------    ---------    ---------     ----------     ---------
LESS DISTRIBUTIONS
   Dividends from net investment income           (0.49)       (0.52)       (0.57)         (0.53)        (0.86)
   Return of capital                                 --           --           --          (0.13)           --
                                              ---------    ---------    ---------     ----------     ---------
      TOTAL DISTRIBUTIONS                         (0.49)       (0.52)       (0.57)         (0.66)        (0.86)
                                              ---------    ---------    ---------     ----------     ---------
Change in net asset value                          0.29         0.16         1.23           0.21         (0.39)
                                              ---------    ---------    ---------     ----------     ---------
NET ASSET VALUE, END OF PERIOD                $    8.36    $    8.07    $    7.91     $     6.68     $    6.47
                                              =========    =========    =========     ==========     =========
Total return(1)                                    9.94%        8.98%       27.91%         13.80%         6.68%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)      $  17,140    $  26,853    $  44,671     $   46,865     $  48,495
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                              2.43%        2.29%        2.24%(3)       2.33%(3)      2.33%
   Net investment income                           5.08%        4.99%        7.02%          8.78%        11.76%
Portfolio turnover                                   33%         140%         491%           588%          932%

(1)   Sales charges are not reflected in the total return calculation.

(2)   Computed using average shares outstanding.

(3) For the periods ended November 30, 2003 and 2002 for Class A and for the periods ended November 30, 2003 and 2002 for Class B the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included the ratio of net operating expense would have been 0.01% lower than the ratio shown in the table.

(4) As required, effective December 1, 2001, the Fund adopted the provision of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended November 30, 2002, was to decrease the ratio of net investment income to average net assets from 9.79% to 9.67% and from 9.02% to 8.91% for Class A and Class B respectively, decrease the net investment income
      (loss) per share from $0.61 to $0.60 for Class B and increase the net realized and unrealized gain (loss) per share from $0.26 to $0.27 for Class B. There was no effect on net investment income (loss) per share and net realized and unrealized gain (loss) per share for Class A. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

(5) In accordance with changes in generally accepted accounting principles, the Fund reclassified periodic payments made under credit default and interest rate swap agreements previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification for Class A was to increase net investment income per share and to decrease net realized and unrealized gain (loss) per share by $0.02 for the period ended November 30, 2003, and to decrease net investment income per share and to increase net realized and unrealized gain (loss) per share by $0.02 and $0.05 for the periods ended November 30, 2002 and 2001, respectively. The net investment income ratio increased by 0.31% for the period ended November 30, 2003 and decreased by 0.20% and 0.59% for the periods ended November 30, 2002 and 2001, respectively.

(6) In accordance with changes in generally accepted accounting principles, the Fund reclassified periodic payments made under credit default and interest rate swap agreements previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification for Class B was to increase net investment income per share and to decrease net realized and unrealized gain (loss) per share by $0.02 for the period ended November 30, 2003, and to decrease net investment income per share and to increase net realized and unrealized gain (loss) per share by $0.01, and $0.04 for the periods ended November 30, 2002 and 2001, respectively. The net investment income ratio increased by 0.30% for the period ended November 30, 2003 and decreased by 0.13% and 0.59% for the periods ended November 30, 2002 and 2001, respectively.

14                      See Notes to Financial Statements

 Phoenix Emerging Markets Bond Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                           CLASS C
                                              ----------------------------------------------------------------
                                                                    YEAR ENDED NOVEMBER 30
                                              ----------------------------------------------------------------
                                                 2005        2004        2003(4)      2002(3)(4)      2001(4)
Net asset value, beginning of period          $    8.12    $    7.95    $    6.73     $     6.51     $    6.89
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                           0.42(2)      0.40(2)      0.58           0.60(2)       0.81
   Net realized and unrealized gain (loss)         0.36         0.29         1.21           0.28         (0.33)
                                              ---------    ---------    ---------     ----------     ---------
      TOTAL FROM INVESTMENT OPERATIONS             0.78         0.69         1.79           0.88          0.48
                                              ---------    ---------    ---------     ----------     ---------
LESS DISTRIBUTIONS
   Dividends from net investment income           (0.49)       (0.52)       (0.57)         (0.53)        (0.86)
   Return of capital                                 --           --           --          (0.13)           --
                                              ---------    ---------    ---------     ----------     ---------
      TOTAL DISTRIBUTIONS                         (0.49)       (0.52)       (0.57)         (0.66)        (0.86)
                                              ---------    ---------    ---------     ----------     ---------
Change in net asset value                          0.29         0.17         1.22           0.22         (0.38)
                                              ---------    ---------    ---------     ----------     ---------
NET ASSET VALUE, END OF PERIOD                $    8.41    $    8.12    $    7.95     $     6.73     $    6.51
                                              =========    =========    =========     ==========     =========
Total return(1)                                    9.88%        9.06%       27.54%         13.88%         6.65%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)      $   2,024    $   2,115    $   3,418     $    2,783     $   2,399

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                              2.43%        2.29%        2.24%          2.33%         2.33%
   Net investment income                           5.08%        4.98%        7.06%          8.71%        11.77%
Portfolio turnover                                   33%         140%         491%           588%          932%

(1)   Sales charges are not reflected in the total return calculation.

(2)   Computed using average shares outstanding.

(3) As required, effective December 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended November 30, 2002, was to decrease the ratio of net investment income to average net assets from 8.95% to 8.83%, and decrease the net investment income (loss) per share from $0.62 to $0.61 and increase the net realized and unrealized gain (loss) per share from $0.26 to $0.27. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

(4) In accordance with changes in generally accepted accounting principles, the Fund reclassified periodic payments made under credit default and interest rate swap agreements previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification for Class C was to increase net investment income per share and to decrease net realized and unrealized gain (loss) per share by $0.03 for the period ended November 30, 2003 and to decrease net investment income per share and to increase net realized and unrealized gain (loss) per share by $0.01 and $0.04 for the periods ended November 30, 2002 and 2001, respectively. The net investment income ratio increased by 0.30% for the period ended November 30, 2003 and decreased by 0.12% and 0.60% for the periods ended November 30, 2002 and 2001, respectively.

                        See Notes to Financial Statements                     15

PHOENIX INTERNATIONAL STRATEGIES FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAMS AT ACADIAN AND NEW STAR

ON JULY 1, 2005, ACADIAN ASSET MANAGEMENT, INC. AND NEW STAR INSTITUTIONAL MANAGERS LIMITED BECAME SUBADVISERS FOR THE PHOENIX INTERNATIONAL STRATEGIES FUND, EACH AUTONOMOUSLY MANAGING ONE HALF OF THE PORTFOLIO IN THEIR RESPECTIVE VALUE AND GROWTH INVESTMENT STYLES. IN THE FOLLOWING COMMENTARY, ACADIAN AND NEW STAR EACH DISCUSS THEIR VIEWS OF THE INTERNATIONAL MARKETS AND THE PERFORMANCE OF THEIR PORTION OF THE PORTFOLIO SINCE THE FUND HAS BEEN UNDER THEIR MANAGEMENT.

Q: HOW DID THE FUND PERFORM DURING ITS FISCAL YEAR ENDED NOVEMBER 30, 2005?

A: For the fiscal year ended November 30, 2005, the Fund's Class A shares returned 13.61%, Class B shares returned 12.74% and Class C shares returned 12.67%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 8.45%, and the MSCI EAFE(R) Index, which is the Fund's style-specific index appropriate for comparison, returned 13.72%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: HOW DID THE INTERNATIONAL EQUITY MARKETS PERFORM DURING THE FUND'S FISCAL YEAR ENDED NOVEMBER 30, 2005?

A: In Acadian's view, for the fiscal year ended November 30, 2005, world markets showed notable strength, despite some fluctuation in the first half of 2005, which saw record-high energy prices, inflationary pressures and other global concerns. The dollar strengthened overall against other major currencies.

      European markets were up overall, and the growth outlook in this region was largely positive during the period, despite political friction caused by the French and Dutch rejections of the European Union constitution and the mixed results of the German chancellor election. The encouraging outlook, coupled with continuing pressures on core inflation, prompted the European Central Bank to raise interest rates on December 1 -- the first such hike in five years. Further supporting this move were improved growth expectations in Germany and France. The United Kingdom's performance was positive, but with a lackluster economic outlook for much of the period, its gain was lower than the overall European market.

      For the period, the Asia-Pacific region produced the strongest return in the developed world. This result was fueled by Japan, whose economic recovery steadily continued. Japan's jobless rate fell, wage and labor conditions improved, corporate profits recovered and industrial production and export growth picked up. Domestic demand also began to show signs of improvement.

      The emerging markets had a very strong run over the period. Improving fundamentals, foreign demand and controlled inflation helped drive performance in these markets. The Latin American markets posted a remarkable gain, while other strong markets included Turkey, as prospects brightened for joining the European Union, and energy-rich Russia. Asian emerging markets also were up, bolstered by Korea and China.

      In New Star's view, over the past 12 months, international markets as measured by the MSCI EAFE Index, rose 13.72%, led by strong performances from Japan and non-Euro bloc European countries, such as Switzerland and Norway. Local currency performance was, on the whole, stronger but was countered by a strengthening U.S. dollar.

      Japan really started to perform following the reelection of Prime Minister Junichiro Koizumi, which gave the market, and international investors in particular, cause to believe that reform and restructuring will continue and deepen.

      Europe generally performed reasonably well as corporate restructuring continued, monetary conditions were benign and domestic institutions had low equity weightings. However, the UK lagged as domestic institutions, which were overweight equities, opportunistically sold into the strength of the market.

      With the seemingly inexorable rise of developing countries, such as India and China, combining with a solid recovery in global GDP, demand for commodities and basic raw materials continued to soar, benefiting the likes of Canada and Australia.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE FISCAL YEAR ENDED NOVEMBER 30, 2005?

A: For Acadian's half of the portfolio, successful stock selection, supported to a lesser extent by market weightings, had a positive impact on performance. The combination of stock selection and market weightings in the United Kingdom, Singapore, Hong Kong and France were significant drivers of excess return. Also contributing to performance was stock selection in the Netherlands and Australia, as well as active allocations to emerging markets Russia and Korea.

      In terms of less successful investments, a combination of stock selection and country allocations in Japan and Italy detracted from active return, along with an active allocation to emerging market Taiwan.

      For New Star's half of the portfolio, underweighting in the UK equity market helped the Fund's performance this year. We made this decision based on the lack of prospects for corporations, the rising interest rate outlook and the high levels of equity ownership by local institutions.

      On the other hand, European stocks detracted from portfolio performance over the last six months due to our underweighting in basic materials and other cyclicals that continued to outperform quality growth companies. We expect that earnings upgrades, which have come though very strongly for an almost unprecedented two years now, will be harder to come by next year. If that does occur, companies that continue to deliver upgrades, even if modest, will be rewarded, and the portfolio has been positioned to take advantage of that possibility.

      New Star's portion of the portfolio also under-performed in Japan as big banks led the rally and the Fund did not participate in this industry sector. This turnaround in bank sentiment led to substantial performance in a sector that has not seen significant improvement at the operating level, only write-backs to nonperforming loans and an overall improvement in the economy. New Star added to the financial sector, however, buying insurers and brokers -- both of which it feels offer good upside potential as the recovery unfolds, but, in New Star's view, without the risks involved in Japan's main money-center.

                                                                   DECEMBER 2005

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

Phoenix International Strategies Fund

--------------------------------------------------------------------------------
TOTAL RETURNS(1)                                         PERIODS ENDING 11/30/05
--------------------------------------------------------------------------------

                                                                   INCEPTION    INCEPTION
                                 1 YEAR    5 YEARS    10 YEARS    TO 11/30/05     DATE
                                 ------    -------    --------    -----------   ---------
Class A Shares at NAV(2)          13.61%      1.92%       6.49%            --          --
Class A Shares at POP(3)           7.08       0.72        5.86             --          --

Class B Shares at NAV(2)          12.74       1.18        5.71             --          --
Class B Shares with CDSC(4)        8.74       1.18        5.71             --          --

Class C Shares at NAV(2)          12.67       1.19          --           0.88%    3/30/99
Class C Shares with CDSC(4)       12.67       1.19          --           0.88     3/30/99

S&P 500(R) Index                   8.45       0.64        9.31           0.95     3/30/99

MSCI EAFE(R) Index                13.72       4.72        6.11           4.16     3/30/99

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.

(4) CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR B SHARES DECLINE FROM 5% TO 0% OVER A FIVE YEAR PERIOD. CDSC CHARGES FOR C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

--------------------------------------------------------------------------------
GROWTH OF $10,000                                           PERIODS ENDING 11/30
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 11/30/95 in Class A and Class B shares. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. The performance of the other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes dividends and capital gain distributions are reinvested.

             [CHART OMITTED -- EDGAR REPRESENTATION OF DATA FOLLOWS]

             Phoenix            Phoenix
          International      International
         Strategies Fund    Strategies Fund    MSCI EAFE(R)     S&P 500(R)
             Class A             Class B          Index           Index
         ---------------    ---------------    ------------     ----------
11/30/95     $ 9,425            $10,000          $10,000         $10,000
11/29/96      11,219             11,816           11,209          12,802
11/28/97      12,139             12,686           11,195          16,463
11/30/98      15,315             15,879           13,073          20,371
11/30/99      18,259             18,810           15,874          24,653
11/30/00      16,075             16,427           14,373          23,603
11/30/01      12,269             12,446           11,661          20,715
11/29/02      11,015             11,100           10,237          17,293
11/28/03      12,719             12,715           12,770          19,909
11/30/04      15,562             15,451           15,919          22,467
11/30/05      17,681             17,419           18,104          24,365

For information regarding the indexes, see the glossary on page 3.

Phoenix International Strategies Fund

ABOUT YOUR FUND'S EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the International Strategies Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

    International            Beginning           Ending         Expenses Paid
    Strategies Fund        Account Value     Account Value        During
        Class A            May 31, 2005    November 30, 2005      Period*
-----------------------   --------------   -----------------   --------------
Actual                      $ 1,000.00         $ 1,106.80          $ 9.39

Hypothetical (5% return
   before expenses)           1,000.00           1,016.04            9.03

* EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 1.78%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS A RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED NOVEMBER 30, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 13.61%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT NOVEMBER 30, 2005 OF $1,136.10.

    International           Beginning           Ending         Expenses Paid
   Strategies Fund         Account Value     Account Value        During
        Class B            May 31, 2005    November 30, 2005      Period*
-----------------------   --------------   -----------------   --------------
Actual                      $ 1,000.00         $ 1,103.10         $ 13.38

Hypothetical (5% return
   before expenses)           1,000.00           1,012.19           12.88

* EXPENSES ARE EQUAL TO THE FUND'S CLASS B ANNUALIZED EXPENSE RATIO OF 2.54%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS B RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED NOVEMBER 30, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 12.74%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT NOVEMBER 30, 2005 OF $1,127.40.

    International            Beginning           Ending         Expenses Paid
   Strategies Fund         Account Value     Account Value        During
        Class C            May 31, 2005    November 30, 2005      Period*
-----------------------   --------------   -----------------   --------------
Actual                      $ 1,000.00         $ 1,102.30         $ 13.40

Hypothetical (5% return
   before expenses)           1,000.00           1,012.16           12.91

* EXPENSES ARE EQUAL TO THE FUND'S CLASS C ANNUALIZED EXPENSE RATIO OF 2.54%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS C RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED NOVEMBER 30, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 12.67%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT NOVEMBER 30, 2005 OF $1,126.70.

      YOU CAN FIND MORE INFORMATION ABOUT THE FUND'S EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS REFER TO THE PROSPECTUS.

Phoenix International Strategies Fund

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT NOVEMBER 30, 2005 (AS A PERCENTAGE OF NET ASSETS)(d)
--------------------------------------------------------------------------------
 1.  AstraZeneca plc                                                        2.7%
 2.  ING Groep N.V.                                                         2.6%
 3.  E.ON AG                                                                2.4%
 4.  Standard Chartered plc                                                 2.2%
 5.  ENI S.p.A.                                                             2.2%
 6.  Emap plc                                                               2.0%
 7.  HSBC Holdings plc                                                      2.0%
 8.  Allianz AG Registered Shares                                           1.9%
 9.  Credit Suisse Group                                                    1.9%
10.  Zurich Financial Services AG Registered Shares                         1.9%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS                                                      11/30/05
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Japan                  21%
United Kingdom         20
Germany                 9
France                  8
Switzerland             8
Italy                   5
Netherlands             4
Other                  25

                            SCHEDULE OF INVESTMENTS
                                NOVEMBER 30, 2005

                                                        SHARES       VALUE
                                                      ----------  -----------
FOREIGN COMMON STOCKS(c)--97.6%

AUSTRALIA--3.0%
Metcash Ltd. (Food Retail) .........................      29,200  $    97,704

Publishing & Broadcasting Ltd. (Movies &
Entertainment) .....................................      24,536      299,589

QBE Insurance Group Ltd. (Property & Casualty
Insurance) .........................................      21,085      295,653

Rio Tinto Ltd. (Diversified Metals & Mining) .......       9,250      418,131
Santos Ltd. (Oil & Gas Exploration & Production) ...      75,120      631,745

Westfield Group (Real Estate Management &
Development) .......................................      30,360      381,508

Woodside Petroleum Ltd. (Oil & Gas Exploration &
Production) ........................................       9,100      233,372
                                                                  -----------
                                                                    2,357,702
                                                                  -----------
BELGIUM--0.6%
Fortis (Multi-Sector Holdings) .....................      17,400      515,531

                                                        SHARES       VALUE
                                                      ----------  -----------
CANADA--1.3%
Bank of Nova Scotia (Diversified Banks) ............       2,800  $   107,185
Petro-Canada (Integrated Oil & Gas) ................      13,600      519,333
Teck Cominco Ltd. Class B (Gold) ...................       8,500      390,156
                                                                  -----------
                                                                    1,016,674
                                                                  -----------
CHINA--1.7%
ASM Pacific Technology Ltd. (Semiconductor
Equipment) .........................................       5,500       30,133

China Petroleum & Chemical Corp. Class H
(Integrated Oil & Gas) .............................     722,000      325,438

CNPC (Hong Kong) Ltd. (Oil & Gas
Exploration & Production) ..........................     180,000       37,498

PetroChina Co. Ltd. Class H (Integrated Oil & Gas) .   1,178,000      925,377

Truly International Holdings Ltd.(Electronic
Equipment Manufacturers) ...........................      10,000       11,462
                                                                  -----------
                                                                    1,329,908
                                                                  -----------

20                       See Notes to Financial Statements

Phoenix International Strategies Fund

                                                        SHARES       VALUE
                                                      ----------  -----------
DENMARK--1.0%
A P Moller - Maersk A/S (Marine) ...................          40  $   375,364
Danske Bank A/S (Diversified Banks) ................      13,000      417,707
                                                                  -----------
                                                                      793,071
                                                                  -----------
FINLAND--1.3%
Fortum OYJ (Oil & Gas Refining, Marketing &
Transportation) ....................................      22,600      396,554

Nokia OYJ (Communications Equipment) ...............      28,400      484,060
Sampo OYJ Class A (Multi-line Insurance) ...........       7,300      118,941
                                                                  -----------
                                                                      999,555
                                                                  -----------
FRANCE--7.9%
Alcatel SA (Communications Equipment)(b) ...........      28,600      351,876
Assurances Generales de France (Multi-line
Insurance) .........................................       2,250      219,096
AXA SA (Multi-line Insurance) ......................      17,200      516,543
BNP Paribas SA (Diversified Banks) .................       7,843      618,032
Bouygues SA (Construction & Engineering) ...........       7,800      372,005
CapGemini SA (IT Consulting & Other Services)(b) ...      12,300      486,018
Lafarge SA (Construction Materials) ................       3,400      290,553
Sanofi-aventis (Pharmaceuticals) ...................       6,800      546,884
Societe Generale (Diversified Banks) ...............       8,921    1,057,880
Total SA (Integrated Oil & Gas) ....................       4,600    1,147,658
Vivendi Universal SA (Movies & Entertainment) ......      21,577      622,651
                                                                  -----------
                                                                    6,229,196
                                                                  -----------
GERMANY--9.3%
Allianz AG Registered Shares (Multi-line
Insurance) .........................................      10,557    1,533,544
BASF AG (Diversified Chemicals) ....................       7,757      571,668

Bayerische Motoren Werke AG (Automobile
Manufacturers) .....................................       4,500      197,628

Celesio AG (Health Care Distributors) ..............       4,200      333,182

Deutsche Telekom AG Registered Shares
(Integrated Telecommunication Services) ............      28,100      466,339

E.ON AG (Electric Utilities) .......................      19,596    1,863,560
Fresenius Medical Care AG (Health Care Services) ...       2,800      265,666
MAN AG (Industrial Conglomerates) ..................      13,249      659,673
Metro AG (Department Stores) .......................      13,000      581,940
Mobilcom AG (Wireless Telecommunication Services) ..       2,688       54,725
Salzgitter AG (Steel) ..............................       4,592      229,735
SAP AG (Application Software) ......................       2,600      469,230
Solarworld AG (Electrical Components & Equipment) ..         775      107,424
                                                                  -----------
                                                                    7,334,314
                                                                  -----------
GREECE--0.9%
Alpha Bank A.E. (Regional Banks) ...................      13,500      397,440

COSMOTE Mobile Telecommunications S.A.
(Wireless Telecommunication Services) ..............      14,693      312,939
                                                                  -----------
                                                                      710,379
                                                                  -----------

                                                        SHARES       VALUE
                                                      ----------  -----------
HONG KONG--2.9%
Cheung Kong Holdings Ltd. (Real Estate Management
& Development) .....................................      35,000  $   362,928

China Mobile (Hong Kong) Ltd. (Wireless
Telecommunication Services) ........................      50,000      244,468

CNOOC Ltd. (Oil & Gas Exploration & Production) ....     487,000      324,261

Guangdong Investments Ltd. (Industrial
Conglomerates) .....................................     576,000      205,680

Li & Fung Ltd. (Trading Companies & Distributors) ..     104,000      209,526
Solomon Systech International Ltd. (Semiconductors)      704,000      287,283

Sun Hung Kai Properties Ltd. (Real Estate
Management & Development) ..........................      29,000      275,335

Television Broadcasts Ltd. (Broadcasting &
Cable TV) ..........................................      47,000      254,130
VTech Holdings Ltd. (Communications Equipment) .....      47,000      158,997
                                                                  -----------
                                                                    2,322,608
                                                                  -----------
ITALY--5.1%
Banca Intesa S.p.A. (Diversified Banks) ............     131,666      634,241
Capitalia S.p.A. (Diversified Banks) ...............      67,717      378,426
ENI S.p.A. (Integrated Oil & Gas) ..................      63,756    1,727,554
Fondiaria - Sai S.p.A. (Multi-line Insurance) ......       5,400      164,023
Mediaset S.p.A. (Broadcasting & Cable TV) ..........      32,000      336,589
UniCredito Italiano S.p.A. (Diversified Banks) .....     131,200      809,937
                                                                  -----------
                                                                    4,050,770
                                                                  -----------
JAPAN--20.8%
AEON Co. Ltd. (Food Retail) ........................      42,600      948,479
Ajinomoto Co., Inc. (Packaged Foods & Meats) .......      43,000      426,079

en-japan, Inc. (Human Resources & Employment
Services) ..........................................          48      230,067

Isuzu Motors Ltd. (Automobile Manufacturers) .......      29,000      111,008
Japan Tobacco, Inc. (Tobacco) ......................          33      441,494
JFE Holdings, Inc. (Steel) .........................       5,100      160,364
Kaneka Corp. (Fertilizers & Agricultural Chemicals)       32,000      381,606
Kao Corp. (Personal Products) ......................      16,000      375,577
KDDI Corp. (Wireless Telecommunication Services) ...         226    1,187,625
Keyence Corp. (Electronic Equipment Manufacturers) .       1,600      406,059

KOMATSU Ltd. (Construction, Farm Machinery & Heavy
Trucks) ............................................      12,000      166,141

Marubeni Corp. (Trading Companies & Distributors) ..     198,000      976,208

Matsushita Electric Industrial Co. Ltd.(Electronic
Equipment Manufacturers) ...........................      71,000    1,427,108

Millea Holdings, Inc. (Property & Casualty
Insurance) .........................................          27      444,370

Mitsui Sumitomo Insurance Co. (Property & Casualty
Insurance) .........................................      31,000      353,265

Mizuho Financial Group, Inc. (Multi-Sector
Holdings) ..........................................         121      849,380

                      See Notes to Financial Statements                       21

Phoenix International Strategies Fund

                                                        SHARES       VALUE
                                                      ----------  -----------
JAPAN--CONTINUED
Momiji Holdings, Inc. (Regional Banks)(b) ..........          12  $    37,072

Murata Manufacturing Co. Ltd. (Electronic Equipment
Manufacturers) .....................................       9,000      510,998

Nikko Cordial Corp. (Investment Banking &
Brokerage) .........................................      14,000      190,272

Nippon Oil Corp. (Oil & Gas Refining, Marketing &
Transportation) ....................................      49,000      356,244

Nippon Suisan Kaisha Ltd. (Packaged Foods & Meats) .      61,000      235,744
Nippon Yusen Kabushiki Kaisha (Marine) .............      91,000      551,182

Nissan Diesel Motor Co. Ltd. (Construction, Farm
Machinery & Heavy Trucks) ..........................       8,000       49,546

Nissin Kogyo Co. Ltd (Auto Parts & Equipment) ......       4,900      229,139

Nomura Holdings, Inc. (Investment Banking &
Brokerage) .........................................      32,800      544,994

NTT DoCoMo, Inc. (Wireless Telecommunication
Services) ..........................................         423      657,600

OMRON Corp. (Electronic Equipment Manufacturers) ...      24,500      557,109
Secom Co. Ltd. (Specialized Consumer Services) .....      10,000      514,044
SEINO HOLDINGS Co.. Ltd. (Trucking) ................      26,000      237,717
Sharp Corp. (Household Appliances) .................      21,000      324,578
Shinsei Bank Ltd. (Diversified Banks) ..............      99,000      554,505
Suzuki Motor Corp (Automobile Manufacturers) .......      20,600      383,520
Takefuji Corp. (Consumer Finance) ..................       2,820      190,252
Yamaha Motor Co. Ltd. (Automobile Manufacturers) ...      61,200    1,392,978
                                                                  -----------
                                                                   16,402,324
                                                                  -----------
LUXEMBOURG--0.3%
Arcelor (Steel) ....................................       9,653      229,990

MALAYSIA--0.2%
DiGi.Com Berhad (Integrated Telecommunication
Services)(b) .......................................      22,600       45,164

IOI Corp. Berhad (Agricultural Products) ...........      26,000       84,648

Shell Refining Co. (Oil & Gas Refining, Marketing &
Transportation) ....................................       4,500       12,388
                                                                  -----------
                                                                      142,200
                                                                  -----------
NETHERLANDS--4.2%
ASML Holding N.V. (Semiconductor Equipment)(b) .....      24,000      458,326
ING Groep N.V. (Other Diversified Financial
Services) ..........................................      64,616    2,087,426
Unilever N.V. (Packaged Foods & Meats) .............       3,900      261,273
Wolters Kluwer N.V. (Publishing & Printing) ........      24,000      478,950
                                                                  -----------
                                                                    3,285,975
                                                                  -----------
NORWAY--0.6%
Statoil ASA (Integrated Oil & Gas) .................      22,300      485,163

                                                        SHARES       VALUE
                                                      ----------  -----------
PORTUGAL--0.7%
Banco Comercial Portugues S.A. (Regional Banks) ....     214,108   $  531,962

RUSSIA--0.9%
LUKOIL Sponsored ADR (Integrated Oil & Gas) ........       7,600      433,200
Mobile TeleSystems OJSC Sponsored ADR (Wireless
Telecommunication Services) ........................       7,000      248,290
                                                                  -----------
                                                                      681,490
                                                                  -----------
SINGAPORE--0.3%
United Overseas Bank Ltd. (Regional Banks) .........      26,000      222,505

SOUTH KOREA--0.4%
Samsung Electronics Co. Ltd. GDR (Semiconductors) ..       1,050      303,774
STX Pan Ocean Co. Ltd (Marine)(b) ..................      50,000       26,607
                                                                  -----------
                                                                      330,381
                                                                  -----------
SPAIN--3.5%
Banco Bilbao Vizcaya Argentaria SA (Diversified
Banks) .............................................      22,600      398,028

Banco Santander Central Hispano SA (Diversified
Banks) .............................................     113,365    1,436,418

Repsol YPF SA (Integrated Oil & Gas) ...............      33,200      974,816
                                                                  -----------
                                                                    2,809,262
                                                                  -----------
SWEDEN--0.4%
Assa Abloy AB Class B (Industrial Machinery) .......       3,389       50,027
Securitas AB Class B (Hotels, Resorts & Cruise
Lines) .............................................      20,100      307,643
                                                                  -----------
                                                                      357,670
                                                                  -----------
SWITZERLAND--7.5%
Actelion Ltd. (Biotechnology)(b) ...................         399       38,846

Compagnie Financiere Richemont AG Class A (Apparel,
Accessories & Luxury Goods) ........................       4,367      172,193

Credit Suisse Group (Diversified Banks) ............      31,602    1,533,005

Nestle S.A. Registered Shares (Packaged Foods &
Meats) .............................................         900      265,745

Novartis AG Registered Shares (Pharmaceuticals) ....      18,300      956,429

Phonak Holding AG Registered Shares (Health Care
Equipment) .........................................       1,930       82,035

Roche Holding AG (Pharmaceuticals) .................       5,600      838,153

Syngenta AG (Fertilizers & Agricultural
Chemicals)(b) ......................................         550       60,223

UBS AG Registered Shares (Diversified Capital
Markets) ...........................................       5,000      460,063

Zurich Financial Services AG Registered Shares
(Multi-line Insurance)(b) ..........................       7,319    1,487,282
                                                                  -----------
                                                                    5,893,974
                                                                  -----------

22                       See Notes to Financial Statements

Phoenix International Strategies Fund

                                                       SHARES       VALUE
                                                      ---------  -----------
TAIWAN--1.5%
Taiwan Semiconductor Manufacturing Co. Ltd.
(Semiconductors) ...................................    663,748  $ 1,179,811

THAILAND--0.3%
Advanced Info Service Public Co. Ltd. NVDR
(Wireless Telecommunication Services) ..............    116,000      278,034

UNITED KINGDOM--19.8%
Antofagasta plc (Diversified Metals & Mining) ......     33,938      974,447
Ashtead Group plc (Consumer Finance)(b) ............     42,061      122,538
AstraZeneca plc (Pharmaceuticals) ..................     46,956    2,156,331
Aviva plc (Multi-line Insurance) ...................     39,300      464,809
BAE Systems plc (Aerospace & Defense) ..............     49,000      285,712
Barclays plc (Diversified Banks) ...................     41,600      422,506
BPB plc (Construction Materials) ...................     19,400      257,568
British American Tobacco plc (Tobacco) .............     59,000    1,280,711
Emap plc (Publishing & Printing) ...................    106,548    1,579,191
GlaxoSmithKline plc (Pharmaceuticals) ..............     51,000    1,260,395
HBOS plc (Diversified Banks) .......................      8,700      130,847
HSBC Holdings plc (Diversified Banks) ..............     96,708    1,543,453
Legal & General Group plc (Multi-line Insurance) ... 213,300 429,747 NETeller plc (Other Diversified Financial
Services)(b) .......................................     14,300      160,461
Rolls-Royce Group plc (Aerospace & Defense)(b) .....     82,800      556,737

Rolls-Royce Group plc Class B (Aerospace & Defense)   3,800,920        6,737

Scottish & Newcastle plc (Brewers) .................     42,200      345,486
Scottish Power plc (Electric Utilities) ............     56,286      515,743
Smiths Group plc (Industrial Conglomerates) ........     26,634      446,886
Standard Chartered plc (Diversified Banks) .........     81,734    1,743,704

Vodafone Group plc (Wireless Telecommunication
Services) ..........................................    439,600      945,838
                                                                 -----------
                                                                  15,629,847
                                                                 -----------
UNITED STATES--0.9%
AEGON N.V. (Life & Health Insurance) ...............      3,774       59,679
Royal Dutch Shell plc Class A (Integrated Oil
& Gas) .............................................        555       17,091
Royal Dutch Shell plc Class A (Integrated Oil
& Gas) .............................................     20,900      644,243
                                                                 -----------
                                                                     721,013
                                                                 -----------
VENEZUELA--0.3%
Compania Anonima Nacional Telefonos de Venezuela
ADR (Integrated Telecommunication Services) ........     14,800      210,752
----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $71,188,351)                                     77,052,061
----------------------------------------------------------------------------

                                                       SHARES       VALUE
                                                      ---------  -----------
RIGHTS--0.0%

HONG KONG--0.0%
Cheung Kong Holdings Ltd. Exercise 2.16 HKD 12/7/05
(Real Estate Management & Development)(b) ..........      1,094  $         0
----------------------------------------------------------------------------
TOTAL RIGHTS
(IDENTIFIED COST $0)                                                       0
----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--97.6%
(IDENTIFIED COST $71,188,351)                                     77,052,061
----------------------------------------------------------------------------

                                                         PAR
                                                        VALUE
                                                        (000)
                                                      ---------
SHORT-TERM INVESTMENTS--1.1%

COMMERCIAL PAPER(e)--1.1%
UBS Finance Delaware LLC 4.02%, 12/1/05 ............  $      830      830,000
-----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $830,000)                                            830,000
-----------------------------------------------------------------------------

TOTAL INVESTMENTS--98.7%
(IDENTIFIED COST $72,018,351)                                      77,882,061(a)

Other assets and liabilities, net--1.3%                             1,055,604
                                                                 ------------
                                                                 $ 78,937,665
NET ASSETS--100.0%                                               ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $7,261,237 and gross depreciation of $1,438,738 for federal income tax purposes. At November 30, 2005, the aggregate cost of securities for federal income tax purposes was $72,059,562.

(b)   Non-income producing.

(c) Foreign common stocks are determined based on the country in which the security is issued. The country of risk is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.

(d)   Table excludes short-term investments.

(e)   The rate shown is the discount rate.

                      See Notes to Financial Statements                       23

Phoenix International Strategies Fund

                            INDUSTRY DIVERSIFICATION
          AS A PERCENTAGE OF TOTAL VALUE OF TOTAL LONG-TERM INVESTMENTS
                                   (UNAUDITED)

Aerospace & Defense ...................................................     1.1%

Agricultural Products .................................................     0.1

Apparel, Accessories & Luxury Goods ...................................     0.2

Application Software ..................................................     0.6

Auto Parts & Equipment ................................................     0.3

Automobile Manufacturers ..............................................     2.7

Biotechnology .........................................................     0.1

Brewers ...............................................................     0.5

Broadcasting & Cable TV ...............................................     0.8

Communications Equipment ..............................................     1.3

Construction & Engineering ............................................     0.5

Construction Materials ................................................     0.7

Construction, Farm Machinery & Heavy Trucks ...........................     0.3

Consumer Finance ......................................................     0.4

Department Stores .....................................................     0.8

Diversified Banks .....................................................    15.3

Diversified Capital Markets ...........................................     0.6

Diversified Chemicals .................................................     0.7

Diversified Metals & Mining ...........................................     1.8

Electric Utilities ....................................................     3.1

Electrical Components & Equipment .....................................     0.1

Electronic Equipment Manufacturers ....................................     3.8

Fertilizers & Agricultural Chemicals ..................................     0.6

Food Retail ...........................................................     1.4

Gold ..................................................................     0.5

Health Care Distributors ..............................................     0.4

Health Care Equipment .................................................     0.1

Health Care Services ..................................................     0.4

Hotels, Resorts & Cruise Lines ........................................     0.4

Household Appliances ..................................................     0.4

Human Resources & Employment Services .................................     0.3%

IT Consulting & Other Services ........................................     0.6

Industrial Conglomerates ..............................................     1.7

Industrial Machinery ..................................................     0.1

Integrated Oil & Gas ..................................................     9.3

Integrated Telecommunication Services .................................     0.9

Investment Banking & Brokerage ........................................     1.0

Life & Health Insurance ...............................................     0.1

Marine ................................................................     1.2

Movies & Entertainment ................................................     1.2

Multi-Sector Holdings .................................................     1.8

Multi-line Insurance ..................................................     6.4

Oil & Gas Exploration & Production ....................................     1.6

Oil & Gas Refining, Marketing & Transportation ........................     1.0

Other Diversified Financial Services ..................................     2.9

Packaged Foods & Meats ................................................     1.5

Personal Products .....................................................     0.5

Pharmaceuticals .......................................................     7.5

Property & Casualty Insurance .........................................     1.4

Publishing & Printing .................................................     2.7

Real Estate Management & Development ..................................     1.3

Regional Banks ........................................................     1.5

Semiconductor Equipment ...............................................     0.6

Semiconductors ........................................................     2.3

Specialized Consumer Services .........................................     0.7

Steel .................................................................     0.8

Tobacco ...............................................................     2.2

Trading Companies & Distributors ......................................     1.5

Trucking ..............................................................     0.3

Wireless Telecommunication Services ...................................     5.1
                                                                          -----
                                                                          100.0%
                                                                          =====

24                      See Notes to Financial Statements

Phoenix International Strategies Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                NOVEMBER 30, 2005

ASSETS
Investment securities at value
   (Identified cost $72,018,351)                                   $ 77,882,061
Foreign currency at value
   (Identified cost $1,043,242)                                       1,046,789
Receivables
   Dividends                                                            159,186
   Investment securities sold                                            90,865
   Fund shares sold                                                      62,886
   Tax reclaims                                                          46,757
Trustee retainer                                                            456
Prepaid expenses                                                         16,437
                                                                   ------------
      Total assets                                                   79,305,437
                                                                   ------------
LIABILITIES
Cash overdraft                                                           54,068
Payables
   Fund shares repurchased                                               74,283
   Investment securities purchased                                       51,634
   Investment advisory fee                                               48,636
   Transfer agent fee                                                    46,426
   Professional fee                                                      31,708
   Custodian                                                             23,429
   Distribution and service fees                                         20,838
   Financial agent fee                                                    7,029
   Other accrued expenses                                                 9,721
                                                                   ------------
      Total liabilities                                                 367,772
                                                                   ------------
NET ASSETS                                                         $ 78,937,665
                                                                   ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                   $ 91,570,250
Undistributed net investment income                                     818,277
Accumulated net realized loss                                       (19,312,508)
Net unrealized appreciation                                           5,861,646
                                                                   ------------
NET ASSETS                                                         $ 78,937,665
                                                                   ============

CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $71,334,828)                   6,508,893
Net asset value per share                                          $      10.96
Offering price per share $10.96/(1-5.75%)                          $      11.63

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $6,007,937)                      598,565
Net asset value and offering price per share                       $      10.04

CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $1,594,900)                      159,435
Net asset value and offering price per share                       $      10.00

                             STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 2005

INVESTMENT INCOME
Dividends                                                          $  2,196,755
Interest                                                                 19,545
Foreign taxes withheld                                                 (229,931)
                                                                   ------------
      Total investment income                                         1,986,369
                                                                   ------------
EXPENSES
Investment advisory fee                                                 589,147
Service fees, Class A                                                   153,799
Distribution and service fees, Class B                                   64,285
Distribution and service fees, Class C                                   13,631
Financial agent fee                                                      75,746
Transfer agent                                                          238,192
Custodian                                                                74,489
Professional                                                             38,393
Registration                                                             35,788
Trustees                                                                 30,696
Printing                                                                 18,456
Miscellaneous                                                            36,591
                                                                   ------------
      Total expenses                                                  1,369,213
Less advisory fees waived                                               (69,311)
                                                                   ------------
      Net expenses                                                    1,299,902
                                                                   ------------
NET INVESTMENT INCOME (LOSS)                                            686,467
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
Net realized gain (loss) on investments                              15,381,908
Net realized gain (loss) on foreign currency
   transactions                                                         (67,366)
Net change in unrealized appreciation (depreciation) on
   investments                                                       (7,576,108)
Net change in unrealized appreciation (depreciation) on
   foreign currency transactions and translation                         (7,605)
                                                                   ------------
NET GAIN (LOSS) ON INVESTMENTS                                        7,730,829
                                                                   ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                       $  8,417,296
                                                                   ============

                        See Notes to Financial Statements                     25

Phoenix International Strategies Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                     Year Ended           Year Ended
                                                                                 November 30, 2005    November 30, 2004
                                                                                 -----------------    -----------------
FROM OPERATIONS
   Net investment income (loss)                                                  $         686,467    $         707,724
   Net realized gain (loss)                                                             15,314,542            4,196,789
   Net change in unrealized appreciation (depreciation)                                 (7,583,713)           7,727,006
                                                                                 -----------------    -----------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                           8,417,296           12,631,519
                                                                                 -----------------    -----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                       (1,135,171)          (1,097,617)
   Net investment income, Class B                                                          (99,292)            (118,702)
   Net investment income, Class C                                                          (19,583)             (17,902)
                                                                                 -----------------    -----------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                            (1,254,046)          (1,234,221)
                                                                                 -----------------    -----------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (2,383,721 and 929,488 shares, respectively)           25,281,189            8,223,630
   Net asset value of shares issued from reinvestment of distributions
      (108,314 and 125,529 shares, respectively)                                         1,084,738            1,059,925
   Cost of shares repurchased (1,872,210 and 1,458,876 shares, respectively)           (19,332,754)         (12,948,809)
                                                                                 -----------------    -----------------
Total                                                                                    7,033,173           (3,665,254)
                                                                                 -----------------    -----------------
CLASS B
   Proceeds from sales of shares (173,336 and 126,554 shares, respectively)              1,642,764            1,043,493
   Net asset value of shares issued from reinvestment of distributions
      (9,511 and 14,127 shares, respectively)                                               87,855              110,439
   Cost of shares repurchased (337,918 and 362,835 shares, respectively)                (3,197,340)          (2,960,661)
                                                                                 -----------------    -----------------
Total                                                                                   (1,466,721)          (1,806,729)
                                                                                 -----------------    -----------------
CLASS C
   Proceeds from sales of shares (56,132 and 41,592 shares, respectively)                  541,411              337,808
   Net asset value of shares issued from reinvestment of distributions
      (1,998 and 2,263 shares, respectively)                                                18,407               17,666
   Cost of shares repurchased (41,535 and 37,572 shares, respectively)                    (393,976)            (309,239)
                                                                                 -----------------    -----------------
Total                                                                                      165,842               46,235
                                                                                 -----------------    -----------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                             5,732,294           (5,425,748)
                                                                                 -----------------    -----------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                12,895,544            5,971,550

NET ASSETS
   Beginning of period                                                                  66,042,121           60,070,571
                                                                                 -----------------    -----------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
      $818,277 AND $761,992, RESPECTIVELY]                                       $      78,937,665    $      66,042,121
                                                                                 =================    =================

26                      See Notes to Financial Statements

Phoenix International Strategies Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                          CLASS A
                                             ----------------------------------------------------------------
                                                                  YEAR ENDED NOVEMBER 30
                                             ----------------------------------------------------------------
                                                2005          2004          2003         2002          2001
Net asset value, beginning of period         $    9.84     $    8.21     $    7.11    $    7.92     $   11.39
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                0.11          0.11          0.06         0.02         (0.01)
   Net realized and unrealized gain (loss)        1.21          1.70          1.04        (0.83)        (2.45)
                                             ---------     ---------     ---------    ---------     ---------
      TOTAL FROM INVESTMENT OPERATIONS            1.32          1.81          1.10        (0.81)        (2.46)
                                             ---------     ---------     ---------    ---------     ---------
LESS DISTRIBUTIONS
   Dividends from net investment income          (0.20)        (0.18)           --           --            --
   Distributions from net realized gains            --            --            --           --         (1.01)
                                             ---------     ---------     ---------    ---------     ---------
      TOTAL DISTRIBUTIONS                        (0.20)        (0.18)           --           --         (1.01)
                                             ---------     ---------     ---------    ---------     ---------
Change in net asset value                         1.12          1.63          1.10        (0.81)        (3.47)
                                             ---------     ---------     ---------    ---------     ---------
NET ASSET VALUE, END OF PERIOD               $   10.96     $    9.84     $    8.21    $    7.11     $    7.92
                                             =========     =========     =========    =========     =========
Total return(1)                                  13.61%        22.36%        15.47%      (10.23)%      (23.67)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)     $  71,335     $  57,946     $  51,664    $  52,234     $  73,833

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                         1.79%         1.83%         2.02%        1.90%         1.81%
   Gross operating expenses                       1.89%         1.83%         2.02%        1.90%         1.81%
   Net investment income (loss)                   1.06%         1.23%         0.90%        0.19%        (0.10)%
Portfolio turnover                                 142%           50%           38%          33%           76%

                                                                          CLASS B
                                             ----------------------------------------------------------------
                                                                  YEAR ENDED NOVEMBER 30
                                             ----------------------------------------------------------------
                                                2005          2004          2003         2002          2001
Net asset value, beginning of period         $    9.04     $    7.56     $    6.60    $    7.40     $   10.78
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                0.04          0.04          0.01        (0.04)        (0.08)
   Net realized and unrealized gain (loss)        1.10          1.57          0.95        (0.76)        (2.29)
                                             ---------     ---------     ---------    ---------     ---------
      TOTAL FROM INVESTMENT OPERATIONS            1.14          1.61          0.96        (0.80)        (2.37)
                                             ---------     ---------     ---------    ---------     ---------
LESS DISTRIBUTIONS
   Dividends from net investment income          (0.14)        (0.13)           --           --            --
   Distributions from net realized gains            --            --            --           --         (1.01)
                                             ---------     ---------     ---------    ---------     ---------
      TOTAL DISTRIBUTIONS                        (0.14)        (0.13)           --           --         (1.01)
                                             ---------     ---------     ---------    ---------     ---------
Change in net asset value                         1.00          1.48          0.96        (0.80)        (3.38)
                                             ---------     ---------     ---------    ---------     ---------
NET ASSET VALUE, END OF PERIOD               $   10.04     $    9.04     $    7.56    $    6.60     $    7.40
                                             =========     =========     =========    =========     =========
Total return(1)                                  12.74%        21.52%        14.55%      (10.81)%      (24.24)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)     $   6,008     $   6,809     $   7,377    $   8,562     $  12,047

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                         2.55%         2.58%         2.78%        2.65%         2.56%
   Gross operating expenses                       2.63%         2.58%         2.78%        2.65%         2.56%
   Net investment income (loss)                   0.43%         0.45%         0.14%       (0.56)%       (0.85)%
Portfolio turnover                                 142%           50%           38%          33%           76%

(1)   Sales charges are not reflected in the total return calculation.

(2)   Computed using average shares outstanding.

                        See Notes to Financial Statements                     27

Phoenix International Strategies Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                          CLASS C
                                             ----------------------------------------------------------------
                                                                  YEAR ENDED NOVEMBER 30
                                             ----------------------------------------------------------------
                                                2005          2004          2003         2002          2001
Net asset value, beginning of period         $    9.01     $    7.54     $    6.56    $    7.37     $   10.74
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                0.04          0.04          0.01        (0.04)        (0.07)
   Net realized and unrealized gain (loss)        1.09          1.56          0.97        (0.77)        (2.29)
                                             ---------     ---------     ---------    ---------     ---------
      TOTAL FROM INVESTMENT OPERATIONS            1.13          1.60          0.98        (0.81)        (2.36)
                                             ---------     ---------     ---------    ---------     ---------
LESS DISTRIBUTIONS
   Dividends from net investment income          (0.14)        (0.13)           --           --            --
   Distributions from net realized gains            --            --            --           --         (1.01)
                                             ---------     ---------     ---------    ---------     ---------
      TOTAL DISTRIBUTIONS                        (0.14)        (0.13)           --           --         (1.01)
                                             ---------     ---------     ---------    ---------     ---------
Change in net asset value                         0.99          1.47          0.98        (0.81)        (3.37)
                                             ---------     ---------     ---------    ---------     ---------
NET ASSET VALUE, END OF PERIOD               $   10.00     $    9.01     $    7.54    $    6.56     $    7.37
                                             =========     =========     =========    =========     =========
Total return(1)                                  12.67%        21.45%        14.94%      (10.99)%      (24.23)%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)     $   1,595     $   1,286     $   1,029    $   1,017     $   1,446
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                         2.55%         2.58%         2.78%        2.65%         2.56%
   Gross operating expenses                       2.64%         2.58%         2.78%        2.65%         2.56%
   Net investment income (loss)                   0.39%         0.48%         0.14%       (0.56)%       (0.81)%
Portfolio turnover                                 142%           50%           38%          33%           76%

(1)   Sales charges are not reflected in the total return calculation.

(2)   Computed using average shares outstanding.

28                      See Notes to Financial Statements

PHOENIX REAL ESTATE SECURITIES FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGERS, MICHAEL SCHATT AND GEOFFREY P. DYBAS, CFA, OF DUFF & PHELPS INVESTMENT MANAGEMENT CO.

Q: HOW DID THE FUND PERFORM DURING ITS FISCAL YEAR ENDED NOVEMBER 30, 2005?

A: For the fiscal year ended November 30, 2005, the Fund's Class A shares returned 18.67%, Class B shares returned 17.81%, and Class C shares returned 17.80%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 8.45%, and the NAREIT Equity Index, which is the Fund's style-specific benchmark, returned 17.85%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: HOW DID THE REIT MARKETS PERFORM DURING THE FUND'S FISCAL YEAR ENDED NOVEMBER 30, 2005?

A: The Fund's benchmark, the NAREIT Equity Index, delivered a 17.85% return for the one-year period ended November 30, 2005. This return was greater than our initial outlook of mid-single-digit performance. Drivers included improving fundamentals, a more stable 10-year Treasury bond than anticipated by the market and an increased number of mergers and acquisitions within the REIT class. Specifically, we noticed a trend whereby the private market was willing to pay more for certain publicly traded REITs than the public market.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE FISCAL YEAR ENDED NOVEMBER 30, 2005?

A: Strong stock selection had the greatest impact on performance relative to the NAREIT benchmark, particularly within the office and regional mall sectors, followed by a positive benefit from our weightings of the 13 different property sectors. The Fund has been consistent in gaining most of the upside performance from our bottom-up research efforts of selecting and weighting individual names. We attribute this to the significant amount of time our team spends on the road, meeting with all levels of management for the companies in the REIT universe.

      We believe that consistency is the key to long-term superior performance. It bears repeating that the same team has been managing the Fund for over eight years and has maintained the same philosophy, style, process and discipline throughout this time.

                                                                   DECEMBER 2005

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

Phoenix Real Estate Securities Fund

--------------------------------------------------------------------------------
TOTAL RETURNS(1)                                         PERIODS ENDING 11/30/05
--------------------------------------------------------------------------------

                                                           INCEPTION   INCEPTION
                               1 YEAR  5 YEARS  10 YEARS  TO 11/30/05     DATE
                               ------  -------  --------  -----------  ---------
Class A Shares at NAV(2)       18.67%   20.81%   16.61%         --           --
Class A Shares at POP(3)       11.84    19.39    15.92          --           --

Class B Shares at NAV(2)       17.81    19.93    15.75          --           --
Class B Shares with CDSC(4)    13.81    19.93    15.75          --           --

Class C Shares at NAV(2)       17.80       --       --       26.17%     7/25/03
Class C Shares with CDSC(4)    17.80       --       --       26.17      7/25/03

S&P 500(R) Index                8.45     0.64     9.31       11.99      7/25/03

NAREIT Equity Index            17.85    20.75    15.13       25.08      7/25/03

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.

(4) CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR B SHARES DECLINE FROM 5% TO 0% OVER A FIVE YEAR PERIOD. CDSC CHARGES FOR C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

--------------------------------------------------------------------------------
GROWTH OF $10,000                                           PERIODS ENDING 11/30
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 11/30/95 in Class A and Class B shares. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. The performance of the other share class will be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes dividends and capital gain distributions are reinvested.

             [CHART OMITTED __ EDGAR REPRESETATION OF DATA FOLLOWS]

              Phoenix             Phoenix
            Real Estate         Real Estate
          Securities Fund     Securities Fund       NAREIT        S&P 500(R)
              Class A             Class B        Equity Index       Index
          ---------------     ---------------    ------------     ----------
11/30/95      $ 9,425             $10,000          $10,000         $10,000
11/29/96       12,177              12,825           12,921          12,802
11/28/97       16,006              16,729           16,762          16,463
11/30/98       13,218              13,716           14,520          20,371
11/30/99       12,598              12,978           13,086          24,653
11/30/00       17,025              17,396           15,937          23,603
11/30/01       18,703              18,977           18,973          20,715
11/29/02       20,956              21,108           20,029          17,293
11/28/03       28,251              28,234           26,735          19,909
11/30/04       36,919              36,633           34,719          22,467
11/30/05       43,811              43,156           40,917          24,365

For information regarding the indexes, see the glossary on page 3.

Phoenix Real Estate Securities Fund

ABOUT YOUR FUND'S EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Real Estate Securities Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

      Real Estate              Beginning            Ending         Expenses Paid
    Securities Fund          Account Value      Account Value          During
        Class A               May 31, 2005    November 30, 2005       Period*
-------------------------    -------------    -----------------    -------------
Actual                         $1,000.00          $1,121.00            $6.92

Hypothetical (5% return
   before expenses)             1,000.00           1,018.46             6.61

* EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 1.30%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS A RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED NOVEMBER 30, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 18.67%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT NOVEMBER 30, 2005 OF $1,186.70.

      Real Estate              Beginning            Ending         Expenses Paid
    Securities Fund          Account Value      Account Value          During
        Class B               May 31, 2005    November 30, 2005       Period*
-------------------------    -------------    -----------------    -------------
Actual                         $1,000.00          $1,116.90           $10.88

Hypothetical (5% return
   before expenses)             1,000.00           1,014.66            10.41

* EXPENSES ARE EQUAL TO THE FUND'S CLASS B ANNUALIZED EXPENSE RATIO OF 2.05%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS B RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED NOVEMBER 30, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 17.81%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT NOVEMBER 30, 2005 OF $1,178.10.

      Real Estate              Beginning            Ending         Expenses Paid
    Securities Fund          Account Value      Account Value          During
        Class C               May 31, 2005    November 30, 2005       Period*
-------------------------    -------------    -----------------    -------------
Actual                         $1,000.00          $1,117.00           $10.89

Hypothetical (5% return
   before expenses)             1,000.00           1,014.65            10.42

* EXPENSES ARE EQUAL TO THE FUND'S CLASS C ANNUALIZED EXPENSE RATIO OF 2.05%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS C RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED NOVEMBER 30, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 17.80%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT NOVEMBER 30, 2005 OF $1,178.00.

      YOU CAN FIND MORE INFORMATION ABOUT THE FUND'S EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS REFER TO THE PROSPECTUS.

Phoenix Real Estate Securities Fund

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT NOVEMBER 30, 2005 (AS A PERCENTAGE OF NET ASSETS)(b)
--------------------------------------------------------------------------------
 1.  Simon Property Group, Inc.                                             7.2%
 2.  General Growth Properties, Inc.                                        5.6%
 3.  ProLogis                                                               5.3%
 4.  Vornado Realty Trust                                                   4.7%
 5.  Host Marriott Corp.                                                    4.5%
 6.  SL Green Realty Corp.                                                  4.1%
 7.  Boston Properties, Inc.                                                4.1%
 8.  Equity Residential                                                     4.0%
 9.  Macerich Co. (The)                                                     3.9%
10.  Developers Diversified Realty Corp.                                    3.9%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       11/30/05
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Office                  19%
Regional Malls          17
Apartments              14
Shopping Centers        12
Industrial              11
Lodging/Resorts         10
Self-Storage             5
Other                   12

                             SCHEDULE OF INVESTMENTS
                                NOVEMBER 30, 2005

                                                     SHARES         VALUE
                                                   ---------    -------------
DOMESTIC COMMON STOCKS--97.8%

REAL ESTATE INVESTMENT TRUSTS--96.4%

DIVERSIFIED--4.7%
Vornado Realty Trust ............................    474,288    $  40,480,481

HEALTH CARE--1.9%
Ventas, Inc. ....................................    523,240       16,497,757

INDUSTRIAL/OFFICE--31.3%

INDUSTRIAL--11.0%
AMB Property Corp. ..............................    391,090       18,287,368
CenterPoint Properties Trust ....................    674,379       30,812,377
ProLogis ........................................  1,008,530       45,746,921
                                                                -------------
                                                                   94,846,666
                                                                -------------
MIXED--0.9%
Digital Realty Trust, Inc. ......................    345,087        7,757,556

OFFICE--19.4%
Alexandria Real Estate Equities, Inc. ...........    265,248       22,280,832
Boston Properties, Inc. .........................    470,770       35,406,612
Corporate Office Properties Trust ...............    830,009       29,946,725

                                                     SHARES         VALUE
                                                   ---------    -------------
OFFICE--CONTINUED
Equity Office Properties Trust ..................    128,302    $   4,000,456
Kilroy Realty Corp. .............................    240,041       14,786,526
Reckson Associates Realty Corp. .................    707,787       25,997,016
SL Green Realty Corp. ...........................    480,823       35,508,778
                                                                -------------
                                                                  167,926,945
                                                                -------------
-----------------------------------------------------------------------------
TOTAL INDUSTRIAL/OFFICE                                           270,531,167
-----------------------------------------------------------------------------

LODGING/RESORTS--9.5%
Host Marriott Corp. .............................  2,178,973       39,003,616
Innkeepers USA Trust ............................    550,493        9,600,598
LaSalle Hotel Properties ........................    392,106       13,198,288
Sunstone Hotel Investors, Inc. ..................    826,399       20,907,895
-----------------------------------------------------------------------------
TOTAL LODGING/RESORTS                                              82,710,397
-----------------------------------------------------------------------------

RESIDENTIAL--14.3%

APARTMENTS--14.3%
Archstone-Smith Trust ...........................    709,562       29,666,787
AvalonBay Communities, Inc. .....................    173,528       15,869,135
Camden Property Trust ...........................    261,494       15,428,146
Equity Residential ..............................    842,908       34,356,930

32                      See Notes to Financial Statements

Phoenix Real Estate Securities Fund

                                                     SHARES         VALUE
                                                   ---------    -------------
APARTMENTS--CONTINUED
Essex Property Trust, Inc. ......................    217,161    $  19,913,664
United Dominion Realty Trust, Inc. ..............    371,458        8,316,945
-----------------------------------------------------------------------------
TOTAL RESIDENTIAL                                                 123,551,607
-----------------------------------------------------------------------------

RETAIL--29.2%

REGIONAL MALLS--17.2%
CBL & Associates Properties, Inc. ...............     98,454        3,962,773
General Growth Properties, Inc. .................  1,064,632       48,568,512
Macerich Co. (The) ..............................    495,573       33,689,053
Simon Property Group, Inc. ......................    809,677       62,596,129
                                                                -------------
                                                                  148,816,467
                                                                -------------
SHOPPING CENTERS--12.0%
Developers Diversified Realty Corp. .............    741,601       33,594,525
Kimco Realty Corp. ..............................    690,637       21,720,534
Pan Pacific Retail Properties, Inc. .............    368,498       24,799,915
Regency Centers Corp. ...........................    347,912       20,196,292
Weingarten Realty Investors .....................     93,131        3,517,558
                                                                -------------
                                                                  103,828,824
                                                                -------------
-----------------------------------------------------------------------------
TOTAL RETAIL                                                      252,645,291
-----------------------------------------------------------------------------

SELF STORAGE--5.5%
Extra Space Storage, Inc. .......................    760,914       11,596,329
Public Storage, Inc. ............................    353,091       24,928,225
U-Store-It Trust ................................    506,890       10,756,206
-----------------------------------------------------------------------------
                                                                   47,280,760
-----------------------------------------------------------------------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
(IDENTIFIED COST $610,663,849)                                    833,697,460
-----------------------------------------------------------------------------

HOTELS, RESORTS & CRUISE LINES--1.4%
Starwood Hotels & Resorts Worldwide, Inc.
(Identified cost $8,834,068) ....................    203,862       12,333,651
-----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--97.8%
(IDENTIFIED COST $619,497,917)                                    846,031,111
-----------------------------------------------------------------------------

                                                      PAR
                                                     VALUE
                                                     (000)          VALUE
                                                   ---------    -------------
SHORT-TERM INVESTMENTS--2.7%

COMMERCIAL PAPER(c)--2.7%
Alpine Securitization Corp. 4.02%, 12/1/05 ......  $   4,415    $   4,415,000
Alpine Securitization Corp. 4.03%, 12/6/05 ......        775          774,566
Dupont (E.I.) de Nemours & Co. 4.02%, 12/7/05 ...      2,500        2,498,325
Honeywell International, Inc. 4%, 12/8/05 .......        620          619,518

Preferred Receivables Funding Corp. 4.02%,
12/8/05 .........................................      2,000        1,998,437

Procter & Gamble Co. (The) 4%, 12/8/05 ..........      2,500        2,498,055
BellSouth Corp. 4%, 12/13/05 ....................      2,140        2,137,147
Clipper Receivables Co. LLC 4.04%, 12/15/05 .....        590          589,073

Preferred Receivables Funding Corp. 4.10%,
12/22/05 ........................................      1,475        1,471,472

Preferred Receivables Funding Corp. 4.13%,
12/22/05 ........................................      1,549        1,545,268

UBS Finance Delaware LLC 4.07%, 12/22/05 ........      1,190        1,187,175
Procter & Gamble Co. (The) 3.88%, 12/27/05 ......      3,500        3,489,783
-----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $23,224,228)                                      23,223,819
-----------------------------------------------------------------------------

TOTAL INVESTMENTS--100.5%
(IDENTIFIED COST $642,722,145)                                    869,254,930(a)

Other assets and liabilities, net--(0.5)%                          (4,705,007)
                                                                -------------
NET ASSETS--100.0%                                              $ 864,549,923
                                                                =============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $226,410,126 and gross depreciation of $719 for federal income tax purposes. At November 30, 2005, the aggregate cost of securities for federal income tax purposes was $642,845,523.

(b)   Table excludes short-term investments.

(c)   The rate shown is the discount rate.

                        See Notes to Financial Statements                     33

Phoenix Real Estate Securities Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                NOVEMBER 30, 2005

ASSETS
Investment securities at value
   (Identified cost $642,722,145)                                 $ 869,254,930
Cash                                                                      1,673
Receivables
   Fund shares sold                                                   1,804,233
   Dividends                                                            589,755
Trustee retainer                                                            456
Prepaid expenses                                                         60,644
                                                                  -------------
      Total assets                                                  871,711,691
                                                                  -------------
LIABILITIES
Payables
   Investment securities purchased                                    4,226,169
   Fund shares repurchased                                            1,811,618
   Investment advisory fee                                              509,760
   Distribution and service fees                                        249,901
   Transfer agent fee                                                   215,214
   Financial agent fee                                                   39,930
   Other accrued expenses                                               109,176
                                                                  -------------
      Total liabilities                                               7,161,768
                                                                  -------------
NET ASSETS                                                        $ 864,549,923
                                                                  =============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                  $ 617,036,433
Undistributed net investment income                                   1,887,795
Accumulated net realized gain                                        19,092,910
Net unrealized appreciation                                         226,532,785
                                                                  -------------
NET ASSETS                                                        $ 864,549,923
                                                                  =============

CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $737,743,589)                 26,204,420
Net asset value per share                                         $       28.15
Offering price per share $28.15/(1-5.75%)                         $       29.87

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $59,042,317)                   2,119,524
Net asset value and offering price per share                      $       27.86

CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $67,764,017)                   2,409,723
Net asset value and offering price per share                      $       28.12

                             STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 2005

INVESTMENT INCOME
Dividends                                                         $  21,294,925
Interest                                                                955,637
Foreign taxes withheld                                                   (3,545)
                                                                  -------------
      Total investment income                                        22,247,017
                                                                  -------------
EXPENSES
Investment advisory fee                                               5,589,153
Service fees, Class A                                                 1,583,112
Distribution and service fees, Class B                                  578,451
Distribution and service fees, Class C                                  541,321
Financial agent fee                                                     445,816
Transfer agent                                                        1,322,675
Printing                                                                196,250
Registration                                                            101,492
Custodian                                                                55,243
Professional                                                             36,954
Trustees                                                                 30,696
Miscellaneous                                                            58,005
                                                                  -------------
      Total expenses                                                 10,539,168
Less expenses reimbursed by investment adviser                          (11,319)
Custodian fees paid indirectly                                             (137)
                                                                  -------------
      Net expenses                                                   10,527,712
                                                                  -------------
NET INVESTMENT INCOME (LOSS)                                         11,719,305
                                                                  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments                              19,166,860
Net change in unrealized appreciation (depreciation) on
   investments                                                       99,738,773
                                                                  -------------
NET GAIN (LOSS) ON INVESTMENTS                                      118,905,633
                                                                  -------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                      $ 130,624,938
                                                                  =============

34                       See Notes to Financial Statements

Phoenix Real Estate Securities Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                        Year Ended          Year Ended
                                                                                    November 30, 2005   November 30, 2004
                                                                                    -----------------   -----------------
FROM OPERATIONS
   Net investment income (loss)                                                     $      11,719,305   $       7,743,647
   Net realized gain (loss)                                                                19,166,860          36,108,332
   Net change in unrealized appreciation (depreciation)                                    99,738,773          72,420,780
                                                                                    -----------------   -----------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                            130,624,938         116,272,759
                                                                                    -----------------   -----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                          (9,881,106)         (6,291,201)
   Net investment income, Class B                                                            (506,822)           (546,305)
   Net investment income, Class C                                                            (438,911)           (147,403)
   Net realized short-term gains, Class A                                                  (2,379,413)         (1,992,859)
   Net realized short-term gains, Class B                                                    (260,944)           (276,897)
   Net realized short-term gains, Class C                                                    (182,948)            (83,251)
   Net realized long-term gains, Class A                                                  (27,309,066)         (1,557,926)
   Net realized long-term gains, Class B                                                   (2,994,920)           (231,740)
   Net realized long-term gains, Class C                                                   (2,099,729)            (33,479)
                                                                                    -----------------   -----------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                              (46,053,859)        (11,161,061)
                                                                                    -----------------   -----------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (15,369,429 and 15,094,256 shares, respectively)         390,796,357         331,635,023
   Net asset value of shares issued from reinvestment of distributions
      (1,262,818 and 401,615 shares, respectively)                                         31,804,672           8,535,584
   Cost of shares repurchased (10,499,223 and 8,394,082 shares, respectively)            (268,156,590)       (177,881,555)
                                                                                    -----------------   -----------------
Total                                                                                     154,444,439         162,289,052
                                                                                    -----------------   -----------------

CLASS B
   Proceeds from sales of shares (456,111 and 820,469 shares, respectively)                11,391,586          17,860,112
   Net asset value of shares issued from reinvestment of distributions
      (105,122 and 43,865 shares, respectively)                                             2,620,787             914,916
   Cost of shares repurchased (734,022 and 545,818 shares, respectively)                  (18,433,009)        (11,765,244)
                                                                                    -----------------   -----------------
Total                                                                                      (4,420,636)          7,009,784
                                                                                    -----------------   -----------------

CLASS C
   Proceeds from sales of shares (1,186,746 and 1,350,087 shares, respectively)            30,052,784          29,954,797
   Net asset value of shares issued from reinvestment of distributions
      (80,193 and 10,927 shares, respectively)                                              2,019,144             234,695
   Cost of shares repurchased (367,148 and 89,491 shares, respectively)                    (9,420,158)         (1,995,338)
                                                                                    -----------------   -----------------
Total                                                                                      22,651,770          28,194,154
                                                                                    -----------------   -----------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                              172,675,573         197,492,990
                                                                                    -----------------   -----------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                  257,246,652         302,604,688
NET ASSETS
   Beginning of period                                                                    607,303,271         304,698,583
                                                                                    -----------------   -----------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
      OF $1,887,795 AND $995,329, RESPECTIVELY]                                     $     864,549,923   $     607,303,271
                                                                                    =================   =================

                        See Notes to Financial Statements                     35

Phoenix Real Estate Securities Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                          CLASS A
                                              ---------------------------------------------------------------
                                                                   YEAR ENDED NOVEMBER 30
                                              ---------------------------------------------------------------
                                                 2005         2004         2003         2002           2001
Net asset value, beginning of period          $   25.46    $   20.09    $   15.59    $    15.23     $   14.42
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                 0.43         0.44         0.62          0.69          0.58
   Net realized and unrealized gain (loss)         4.08         5.60         4.62          1.04          0.81
                                              ---------    ---------    ---------    ----------     ---------
      TOTAL FROM INVESTMENT OPERATIONS             4.51         6.04         5.24          1.73          1.39
                                              ---------    ---------    ---------    ----------     ---------
LESS DISTRIBUTIONS
   Dividends from net investment income           (0.42)       (0.50)       (0.62)        (0.68)        (0.58)
   Distributions from net realized gains          (1.40)       (0.17)       (0.12)        (0.69)           --
                                              ---------    ---------    ---------    ----------     ---------
      TOTAL DISTRIBUTIONS                         (1.82)       (0.67)       (0.74)        (1.37)        (0.58)
                                              ---------    ---------    ---------    ----------     ---------
Change in net asset value                          2.69         5.37         4.50          0.36          0.81
                                              ---------    ---------    ---------    ----------     ---------
NET ASSET VALUE, END OF PERIOD                $   28.15    $   25.46    $   20.09    $    15.59     $   15.23
                                              =========    =========    =========    ==========     =========
Total return(1)                                   18.67%       30.68%       34.81%        12.05%         9.85%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)      $ 737,744    $ 511,107    $ 260,615    $   51,440     $  22,108

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                          1.30%        1.28%        1.30%         1.30%         1.30%
   Gross operating expenses                        1.30%        1.28%        1.34%         1.61%         1.76%
   Net investment income                           1.68%        1.98%        3.52%         4.48%         3.97%
Portfolio turnover                                   22%          28%          16%           14%           39%

                                                                         CLASS B
                                              ---------------------------------------------------------------
                                                                   YEAR ENDED NOVEMBER 30
                                              ---------------------------------------------------------------
                                                 2005         2004         2003         2002           2001
Net asset value, beginning of period          $   25.21    $   19.91    $   15.46    $    15.11     $   14.29
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                 0.23         0.27         0.48          0.57          0.48
   Net realized and unrealized gain (loss)         4.05         5.54         4.59          1.03          0.80
                                              ---------    ---------    ---------    ----------     ---------
      TOTAL FROM INVESTMENT OPERATIONS             4.28         5.81         5.07          1.60          1.28
                                              ---------    ---------    ---------    ----------     ---------
LESS DISTRIBUTIONS
   Dividends from net investment income           (0.23)       (0.34)       (0.50)        (0.56)        (0.46)
   Distributions from net realized gains          (1.40)       (0.17)       (0.12)        (0.69)           --
                                              ---------    ---------    ---------    ----------     ---------
      TOTAL DISTRIBUTIONS                         (1.63)       (0.51)       (0.62)        (1.25)        (0.46)
                                              ---------    ---------    ---------    ----------     ---------
Change in net asset value                          2.65         5.30         4.45          0.35          0.82
                                              ---------    ---------    ---------    ----------     ---------
NET ASSET VALUE, END OF PERIOD                $   27.86    $   25.21    $   19.91    $    15.46     $   15.11
                                              =========    =========    =========    ==========     =========
Total return(1)                                   17.81%       29.74%       33.76%        11.23%         9.09%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)      $  59,042    $  57,797    $  39,299    $   17,984     $  12,565

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                          2.05%        2.03%        2.05%         2.05%         2.05%
   Gross operating expenses                        2.05%        2.03%        2.09%         2.37%         2.52%
   Net investment income                           0.93%        1.25%        2.79%         3.70%         3.25%
Portfolio turnover                                   22%          28%          16%           14%           39%

(1)   Sales charges are not reflected in the total return calculation.

(2)   Computed using average shares outstanding.

36                      See Notes to Financial Statements

Phoenix Real Estate Securities Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                    CLASS C
                                                 ---------------------------------------------
                                                                                   FROM
                                                  Year Ended November 30         INCEPTION
                                                 -----------------------     JULY 25, 2003 TO
                                                   2005          2004        NOVEMBER 30, 2003
Net asset value, beginning of period             $  25.43      $  20.07          $ 17.90
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (2)                  0.25          0.26             0.19
   Net realized and unrealized gain (loss)           4.07          5.61             2.13
                                                 --------      --------          -------
      TOTAL FROM INVESTMENT OPERATIONS               4.32          5.87             2.32
                                                 --------      --------          -------
LESS DISTRIBUTIONS
   Dividends from net investment income             (0.23)        (0.34)           (0.15)
   Distributions from net realized gains            (1.40)        (0.17)              --
                                                 --------      --------          -------
      TOTAL DISTRIBUTIONS                           (1.63)        (0.51)           (0.15)
                                                 --------      --------          -------
Change in net asset value                            2.69          5.36             2.17
                                                 --------      --------          -------
NET ASSET VALUE, END OF PERIOD                   $  28.12      $  25.43          $ 20.07
                                                 ========      ========          =======
Total return (1)                                    17.80%        29.78%           13.03%(4)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)         $ 67,764      $ 38,399          $ 4,785

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                            2.05%         2.03%            2.05%(3)
   Gross operating expenses                          2.05%         2.03%            2.07%(3)
   Net investment income                             0.97%         1.17%            2.88%(3)
Portfolio turnover                                     22%           28%              16%(4)

(1)   Sales charges are not reflected in the total return calculation.

(2)   Computed using average shares outstanding.

(3)   Annualized.

(4)   Not annualized.

                        See Notes to Financial Statements                     37

PHOENIX TAX-EXEMPT BOND FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGER, TIMOTHY M. HEANEY, CFA, OF PHOENIX INVESTMENT COUNSEL, INC.

Q: HOW DID THE FUND PERFORM DURING ITS FISCAL YEAR ENDED NOVEMBER 30, 2005?

A: For the reporting period, the Fund's Class A shares returned 2.17% and Class B shares returned 1.37%. For the same period, the Lehman Brothers Aggregate Bond Index, a broad-based fixed income index, returned 2.40%, and the Lehman Brothers Municipal Bond Index, which is the Fund's style-specific index appropriate for comparison, returned 3.88%. Performance figures assume reinvestment of distributions and exclude the effect of sales charges. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: HOW DID THE MARKETS PERFORM DURING THE FUND'S FISCAL YEAR ENDED NOVEMBER 30, 2005?

A: Many of the themes that dominated the municipal bond market through the first three quarters of 2005 have persisted into its final months. Specifically, the market has experienced additional flattening in the yield curve, continued heavy issuance of new bonds and strong performance by the market's lower rated sectors. Additionally, the municipal market has had to deal with the economic impact of three devastating hurricanes that battered several states in September and early October.

      Beginning in June 2004, the Federal Reserve (the "Fed") began increasing short-term rates at a "measured pace" in an effort to keep inflation contained without endangering economic growth. Bond market investors have apparently believed that the Fed will be successful, and since the end of November 2004, short-term yields have increased while longer-term yields have actually declined. For example, since November 30, 2004, the yield on one-year, AAA-rated municipal bonds has increased from 2.1% to 3.2%, while the yield on 30-year, AAA-rated municipal bonds declined from 4.8% to 4.6%. This flattening in the municipal yield curve has generated higher returns for long-term municipal bonds compared to short-term bonds.

      Through the third quarter of 2005, issuance of municipal bonds exceeded last year's amount by 15% as municipalities continued to take advantage of generally low interest rates by refinancing older, higher-cost debt. Historically, a heavy supply of municipal bonds tends to exert upward pressure on bond yields. If interest rates rise in 2006, we expect the high level of new issuances to diminish. Further, if municipalities continue to experience improvements in their financial condition, the amount of new issuances should moderate as cash needs are covered from general operations, thereby reducing the need to access the capital markets.

      Hurricanes Katrina, Rita, and Wilma inflicted tremendous financial devastation in Louisiana, Mississippi, Alabama, Texas and Florida, and the impact will be felt by the entire nation for years. Like the rest of the investment community, the municipal bond market is trying to assess the short-and long-term financial impact these natural disasters will have on the region and the markets. In terms of specific municipal credits impacted by the hurricanes, it is still too early to determine the ultimate losers from this tragedy. Both Moody's and S&P have downgraded numerous credits and placed many on watch, with negative implications as they analyze the financial impact of the hurricanes on municipal bond issuers.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE FISCAL YEAR ENDED NOVEMBER 30, 2005?

A: During the past 12 months, the Fund's performance was helped by its higher exposure to the intermediate maturity part of the yield curve (10 to 20 years), zero coupon bonds and longer maturity, noncallable bonds. All of these areas of the municipal bond market performed well. However, when compared to the Lehman Brothers Municipal Bond Index, the portfolios underperformed primarily due to the Fund's higher credit quality, lower exposure to longer maturity bonds (25 years and longer) and limited allocation to discount coupon bonds, specifically longer maturity discount bonds. Each of these areas provided very strong returns during the year, with lower rated investment grade bonds (mostly tobacco-backed bonds) dominating performance as credit spreads narrowed throughout the year.

      We continue to emphasize higher quality municipal bonds within a highly diversified portfolio. The Fund currently has an average quality rating of AA, with 87% of its issues rated AA or higher. We continue the practice of owning bonds issued by the higher quality essential service issuers. Additionally, the Fund is well diversified geographically, with exposure to 22 states, in an effort to minimize exposure to any one municipal sector or geographic region. The Fund also is well protected from bonds being called, with only 18% of the portfolio subject to call or maturity over the next three years. With municipal interest rates still historically low, this limited amount of near-term callable bonds is especially beneficial to the portfolio.

      The Fund does not own any issues located in the worst hit areas, specifically New Orleans and Gulfport/Biloxi, Mississippi. While it does own issues from other affected areas in Louisiana, Texas, Alabama and Florida, our style of being a high quality municipal bond manager is serving us well as all those issues are mostly insured or essential service issues, like water and sewer or education bonds. Therefore, we do not anticipate that these unfortunate disasters will generate any major problems for the Fund.

      Lower quality municipal bonds, specifically tobacco settlement bonds and below investment grade bonds, have generated returns well above the general municipal bond market as measured by the Lehman Brothers Municipal Bond Index. However, to maintain the Fund's high credit quality and low risk standards, we have chosen not to own tobacco settlement bonds, which are mostly rated BBB/BBB-. While this sector's total return performance has been high, we believe that the high risk of ongoing legal challenges to the settlement structure as well as the business and marketing practices of the tobacco companies make the sector inappropriate for the Fund. Further, we continue to believe that the longer-term risks inherent in this sector are not consistent with our strategy of capital preservation.

                                                                   DECEMBER 2005

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

--------------------------------------------------------------------------------
TOTAL RETURNS(1)                                         PERIODS ENDING 11/30/05
--------------------------------------------------------------------------------

                                                     1 YEAR   5 YEARS   10 YEARS
                                                     ------   -------   --------
Class A Shares at NAV(2)                              2.17%    4.85%     4.35%
Class A Shares at POP(3)                             (2.69)    3.84      3.85

Class B Shares at NAV(2)                              1.37     4.08      3.58
Class B Shares with CDSC(4)                          (2.50)    4.08      3.58

Lehman Brothers Aggregate Bond Index                  2.40     6.06      6.21
Lehman Brothers Municipal Bond Index                  3.88     5.92      5.73

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 4.75% SALES CHARGE.

(4) CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR B SHARES DECLINE FROM 5% TO 0% OVER A FIVE YEAR PERIOD.

--------------------------------------------------------------------------------
GROWTH OF $10,000                                           PERIODS ENDING 11/30
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 11/30/95 in Class A and Class B shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. Performance assumes dividends and capital gain distributions are reinvested.

             [CHART OMITTED -- EDGAR REPRESENTATION OF DATA FOLLOWS]

                 Phoenix          Phoenix          Lehman           Lehman
                Tax-Exempt       Tax-Exempt        Brothers         Brothers
                Bond Fund        Bond Fund        Municipal        Aggregate
                  Class A          Class B        Bond Index       Bond Index
                ----------       ----------       ----------       ----------
11/30/95         $ 9,525          $10,000          $10,000          $10,000
11/29/96           9,935           10,361           10,589           10,607
11/28/97          10,535           10,893           11,348           11,408
11/30/98          11,142           11,435           12,229           12,486
11/30/99          10,733           10,938           12,097           12,481
11/30/00          11,511           11,639           13,087           13,612
11/30/01          12,442           12,495           14,232           15,131
11/29/02          13,112           13,072           15,133           16,242
11/28/03          13,903           13,754           16,140           17,084
11/30/04          14,291           14,033           16,797           17,843
11/30/05          14,601           14,226           17,450           18,271

For information regarding the indexes, see the glossary on page 3.

Phoenix Tax-Exempt Bond Fund

ABOUT YOUR FUND'S EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Tax-Exempt Bond Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

ACTUAL EXPENSES

      The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

       Tax-Exempt           Beginning           Ending         Expenses Paid
       Bond Fund          Account Value      Account Value         During
        Class A            May 31, 2005    November 30, 2005      Period*
-----------------------   --------------   -----------------   -------------
Actual                       $1,000.00         $  999.40            $5.19

Hypothetical (5% return
   before expenses)           1,000.00          1,019.81             5.26

* EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 1.04%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS A RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED NOVEMBER 30, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 2.17%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT NOVEMBER 30, 2005 OF $1,021.70.

       Tax-Exempt           Beginning           Ending         Expenses Paid
       Bond Fund          Account Value      Account Value         During
        Class B            May 31, 2005    November 30, 2005      Period*
-----------------------   --------------   -----------------   -------------
Actual                       $1,000.00         $  995.60            $8.93

Hypothetical (5% return
   before expenses)           1,000.00          1,016.00             9.06

* EXPENSES ARE EQUAL TO THE FUND'S CLASS B ANNUALIZED EXPENSE RATIO OF 1.79%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS B RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED NOVEMBER 30, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 1.37%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT NOVEMBER 30, 2005 OF $1,013.70.

      YOU CAN FIND MORE INFORMATION ABOUT THE FUND'S EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS REFER TO THE PROSPECTUS.

Phoenix Tax-Exempt Bond Fund

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT NOVEMBER 30, 2005 (AS A PERCENTAGE OF NET ASSETS)(e)
--------------------------------------------------------------------------------
1.  Riverside County Single Family Issue B 8.625%, 5/1/16                  11.2%
2.  Kentucky State Turnpike Authority Economic Development 0%, 1/1/10       5.3%
3.  Louisiana Local Government Environmental Facilities Community
    Development Authority 5.25%, 12/1/18                                    5.0%
4.  Camden County Municipal Utilities Authority Series B 0%, 9/1/11         4.5%
5.  Upper Occoquan Sewage Authority Series A 5.25%, 7/1/20                  4.2%
6.  Cartersville Development Authority 5.625%, 5/1/09                       4.0%
7.  Wisconsin State Health and Educational Facilities Authority Howard
    Young 5%, 8/15/12                                                       3.8%
8.  Dade County Series CC 7.125%, 10/1/12                                   3.4%
9.  Metropolitan Government Nashville & Davidson County Health &
    Educational Facilities Board 6%, 12/1/16                                3.3%
10. Florida State Board of Education Capital Outlay Series E 5.50%,
    6/1/20                                                                  3.1%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATE WEIGHTINGS                                                        11/30/05
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

California                  18%
Texas                       13
Illinois                     8
Louisiana                    7
Florida                      7
Virginia                     6
Wisconsin                    5
Other                       36

                             SCHEDULE OF INVESTMENTS
                                NOVEMBER 30, 2005

                                                          PAR
                                                         VALUE
                                                         (000)        VALUE
                                                       ---------   ------------
MUNICIPAL BONDS(d)--97.3%

ALABAMA--2.0%
Birmingham Capital Improvement Series A
5.50%, 8/1/25 ......................................   $   1,000   $  1,067,010

ARKANSAS--0.4%
Drew County Public Facilities Board Single Family
Mortgage Series A-2 7.90%, 8/1/11
(FNMA Collateralized) ..............................          43         42,733

Jacksonville Residential Housing Facilities Board
Single Family Mortgage Series A-2 7.90%, 1/1/11
(FNMA Collateralized) ..............................          59         59,797

Lonoke County Residential Housing Facilities Board
Single Family Mortgage Series A-2 7.90%, 4/1/11
(FNMA Collateralized) ..............................          70         71,798

                                                          PAR
                                                         VALUE
                                                         (000)        VALUE
                                                       ---------   ------------
ARKANSAS--CONTINUED
Stuttgart Public Facilities Board Single Family
Mortgage Series A-2 7.90%, 9/1/11
(FNMA Collateralized) ..............................   $      22   $     22,666
                                                                   ------------
                                                                        196,994
                                                                   ------------
CALIFORNIA--18.4%
California State 5%, 2/1/20 ........................         750        783,128

California State Public Works Board Department of
Mental Health Series A 5.50%, 6/1/16 ...............       1,000      1,090,530

Los Angeles Unified School District Election of 1997
Series E 5.125%, 1/1/27 (MBIA Insured) ........            1,120      1,178,923

Riverside County Single Family Issue B 8.625%,
5/1/16 (GNMA Collateralized)(c) ....................       4,300      5,943,331

South Gate Utility Authority 0%, 10/1/19
(FGIC Insured) .....................................       1,385        733,690
                                                                   ------------
                                                                      9,729,602
                                                                   ------------

42                      See Notes to Financial Statements

Phoenix Tax-Exempt Bond Fund
                                                          PAR
                                                         VALUE
                                                         (000)      VALUE
                                                        -------  ------------
CONNECTICUT--3.6%
Connecticut State Health & Educational Facilities
Authority 5%, 7/1/25 (Radian Insured) ................  $   325  $    334,204

Mashantucket Western Pequot Tribe Series A 144A
6.50%, 9/1/06(b)(c) ..................................      495       506,435

Mashantucket Western Pequot Tribe Series B 144A
5.60%, 9/1/09(b) .....................................    1,000     1,050,070
                                                                 ------------
                                                                    1,890,709
                                                                 ------------

DELAWARE--0.9%
Wilmington Parking Authority 4.375%, 3/15/35
(MBIA Insured) .......................................      500       474,265

FLORIDA--6.5%
Dade County Series CC 7.125%, 10/1/12
(AMBAC Insured) ......................................    1,490     1,815,654

Florida State Board of Education Capital Outlay
Series E 5.50%, 6/1/20 Prerefunded 6/1/10 @101 .......    1,500     1,637,760
                                                                 ------------
                                                                    3,453,414
                                                                 ------------

GEORGIA--4.0%
Cartersville Development Authority 5.625%, 5/1/09 ....    2,000     2,096,600

ILLINOIS--7.7%
Chicago Board of Education Series A 6%, 1/1/20
(MBIA Insured) .......................................      500       582,105

Chicago Park District Series A 5%, 1/1/27
(AMBAC Insured) ......................................    1,000     1,033,770

Illinois Finance Authority Loyola University Series A
5%, 7/1/23 (XLCA Insured) ............................      500       517,960

Illinois Health Facilities Authority Series C 7%,
4/1/08 (FSA Insured) .................................      850       885,147

Metropolitan Pier & Exposition Authority 6.50%,
6/15/07 (FGIC Insured)(c) ............................       30        30,563

Metropolitan Pier & Exposition Authority Series A
5.50%, 6/15/27 .......................................    1,000     1,008,060
                                                                 ------------
                                                                    4,057,605
                                                                 ------------

KENTUCKY--5.3%
Kentucky State Turnpike Authority Economic Development
0%, 1/1/10 (FGIC Insured) ............................    3,300     2,828,727

LOUISIANA--7.0%
Louisiana Local Government Environmental Facilities
Community Development Authority 5.25%, 12/1/18
(AMBAC Insured) ......................................    2,500     2,667,650

                                                          PAR
                                                         VALUE
                                                         (000)      VALUE
                                                        -------  ------------
LOUISIANA--CONTINUED
Orleans Parish Parishwide School District Series B
5.50%, 9/1/20 (FGIC Insured) .........................  $ 1,000  $  1,039,580
                                                                 ------------
                                                                    3,707,230
                                                                 ------------

MICHIGAN--1.5%
Coldwater Community Schools 5.625%, 5/1/15
Prerefunded 5/1/11 @100 (Q-SBLF Guaranteed) ..........      700       771,568

NEW JERSEY--4.5%
Camden County Municipal Utilities Authority Series B
0%, 9/1/11 (FGIC Insured) ............................    3,000     2,399,490

NEW YORK--0.5%
New York State Thruway Authority Series B 5%, 4/1/15
(FSA Insured) ........................................      225       242,899

NORTH CAROLINA--2.8%
North Carolina Municipal Power Agency No. 1 Catawba
Electric 6%, 1/1/09 (AMBAC Insured) ..................    1,385     1,488,751

PENNSYLVANIA--1.2%
Delaware County Elwyn, Inc. Project Series A 5%,
6/1/21 (Radian Insured) ..............................      625       646,963

SOUTH CAROLINA--2.0%
Columbia Waterworks and Sewer Systems
5%, 2/1/29 (FSA Insured) .............................    1,020     1,057,087

TENNESSEE--3.3%
Metropolitan Government Nashville & Davidson County
Health & Educational Facilities Board 6%, 12/1/16
(AMBAC Insured) ......................................    1,500     1,723,845

TEXAS--12.6%
Canyon Independent School District Series A 5.375%,
2/15/24 (PSF Guaranteed) .............................    1,170     1,257,528

Northwest Independent School District 5%, 8/15/28
(PSF Guaranteed) .....................................    1,225     1,262,203

San Antonio Electric & Gas 5%, 2/1/12(c) .............       15        16,107

Texas State Public Finance Authority 6.25%, 8/1/09
(MBIA Insured) .......................................    1,030     1,082,447

United Independent School District 4.50%, 8/15/30
(PSF Guaranteed) .....................................    1,000       966,640

University of Texas Permanent University Fund Series B
5%, 7/1/26 ...........................................    1,000     1,044,610

Williamson County 5.25%, 2/15/25 (FSA Insured) .......    1,000     1,056,680
                                                                 ------------
                                                                    6,686,215
                                                                 ------------

                        See Notes to Financial Statements                     43

Phoenix Tax-Exempt Bond Fund

                                                          PAR
                                                         VALUE
                                                         (000)       VALUE
                                                        -------  ------------
VIRGINIA--5.9%
Pittsylvania County Industrial Development Authority
Series A 7.45%, 1/1/09 ...............................  $   900  $    926,613

Upper Occoquan Sewage Authority Series A 5.15%,
7/1/20 (MBIA Insured) ................................    2,000     2,207,760
                                                                 ------------
                                                                    3,134,373
                                                                 ------------

WASHINGTON--0.9%
Washington State Series B 6%, 1/1/25 Prerefunded
1/1/10 @ 100 .........................................      420       459,682

WEST VIRGINIA--0.9%
Monongalia County Building Commission Monongalia
General Hospital Series A 5%, 7/1/30 .................      500       486,195

WISCONSIN--5.4%
Wisconsin State Clean Water Series 1 6.875%,
6/1/11 ...............................................      750       844,207

Wisconsin State Health and Educational Facilities
Authority Howard Young 5%, 8/15/18
(Radian Insured) .....................................    2,000     2,031,620
                                                                 ------------
                                                                    2,875,827
                                                                 ------------

-----------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $48,473,385)                                      51,475,051
-----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--97.3%
(IDENTIFIED COST $48,473,385)                                      51,475,051
-----------------------------------------------------------------------------

                                                          PAR
                                                         VALUE
                                                         (000)       VALUE
                                                        -------  ------------
SHORT-TERM INVESTMENTS--1.7%

COMMERCIAL PAPER(f)--1.7%
UBS Finance Delaware LLC 4.02%, 12/1/05 ..............  $   890  $    890,000
-----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $890,000)                                            890,000
-----------------------------------------------------------------------------

TOTAL INVESTMENTS--99.0%
(IDENTIFIED COST $49,363,385)                                      52,365,051(a)

Other assets and liabilities, net--1.0%                               551,022
                                                                 ------------
NET ASSETS--100.0%                                               $ 52,916,073
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $3,133,002 and gross depreciation of $110,124 for federal income tax purposes. At November 30, 2005, the aggregate cost of securities for federal income tax purposes was $49,342,173.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2005, these securities amounted to a value of $1,556,505 or 2.9% of net assets.

(c)   Escrowed to maturity.

(d) At November 30, 2005, 73% of the securities in the portfolio are backed by insurance of financial institutions and financial guaranty assurance agencies. Insurers with a concentration greater than 10% of net assets are as follows: AMBAC 16.5%, FGIC 13.3%, GNMA 11.2% and MBIA 10.4%.
(e)   Table excludes short-term investments.

(f)   The rate shown is the discount rate.

44                      See Notes to Financial Statements

Phoenix Tax-Exempt Bond Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                NOVEMBER 30, 2005

ASSETS
Investment securities at value
   (Identified cost $49,363,385)                                   $ 52,365,051
Cash                                                                      2,033
Receivables
   Interest                                                             740,323
   Fund shares sold                                                       6,822
Trustee retainer                                                            456
Prepaid expenses                                                         11,596
                                                                   ------------
     Total assets                                                    53,126,281
                                                                   ------------

LIABILITIES
Payables
   Fund shares repurchased                                               49,958
   Dividend distributions                                                74,259
   Professional fee                                                      31,958
   Investment advisory fee                                               13,180
   Transfer agent fee                                                    12,844
   Distribution and service fees                                         11,818
   Financial agent fee                                                    5,211
   Other accrued expenses                                                10,980
                                                                   ------------
     Total liabilities                                                  210,208
                                                                   ------------
NET ASSETS                                                         $ 52,916,073
                                                                   ============

NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                   $ 49,626,549
Undistributed net investment income                                      92,270
Accumulated net realized gain                                           195,588
Net unrealized appreciation                                           3,001,666
                                                                   ------------
NET ASSETS                                                         $ 52,916,073
                                                                   ============

CLASS A
Shares of beneficial interest outstanding, no par
   value, unlimited authorization (Net Assets
   $51,376,498)                                                       4,813,484
Net asset value per share                                          $      10.67
Offering price per share ($10.67/1-4.75%)                          $      11.20

CLASS B
Shares of beneficial interest outstanding, no par
   value, unlimited authorization (Net Assets $1,539,575)               143,332
Net asset value and offering price per share                       $      10.74

                             STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 2005

INVESTMENT INCOME
Interest                                                           $  2,788,318
                                                                   ------------
     Total investment income                                          2,788,318
                                                                   ------------

EXPENSES
Investment advisory fee                                                 260,243
Service fees, Class A                                                   139,973
Distribution and service fees, Class B                                   18,428
Financial agent fee                                                      65,738
Transfer agent                                                           69,976
Professional                                                             38,194
Trustees                                                                 30,696
Registration                                                             26,140
Custodian                                                                15,221
Printing                                                                  9,902
Miscellaneous                                                            33,631
                                                                   ------------
     Total expenses                                                     708,142
Less expenses reimbursed by investment adviser                          (44,165)
Custodian fees paid indirectly                                               (6)
                                                                   ------------
     Net expenses                                                       663,971
                                                                   ------------
NET INVESTMENT INCOME (LOSS)                                          2,124,347
                                                                   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments                                 287,343
Net realized gain (loss) on futures                                     (79,274)
Net change in unrealized appreciation (depreciation) on
     investments                                                     (1,023,021)
Net change in unrealized appreciation (depreciation) on
     futures                                                            (12,481)
                                                                   ------------
NET GAIN (LOSS) ON INVESTMENTS                                         (827,433)
                                                                   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    $  1,296,914
                                                                   ============

                        See Notes to Financial Statements                     45

Phoenix Tax-Exempt Bond Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                   Year Ended          Year Ended
                                                                                November 30, 2005   November 30, 2004
                                                                                -----------------   -----------------
FROM OPERATIONS
   Net investment income (loss)                                                 $       2,124,347   $       2,473,373
   Net realized gain (loss)                                                               208,069             936,451
   Net change in unrealized appreciation (depreciation)                                (1,035,502)         (1,535,480)
                                                                                -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                             1,296,914           1,874,344
                                                                                -----------------   -----------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                      (2,055,450)         (2,297,464)
   Net investment income, Class B                                                         (53,157)            (81,062)
   Net realized short-term gains, Class A                                                (209,885)                 --
   Net realized short-term gains, Class B                                                  (7,251)                 --
   Net realized long-term gains, Class A                                                 (861,431)           (503,585)
   Net realized long-term gains, Class B                                                  (29,798)            (27,394)
                                                                                -----------------   -----------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                              (3,216,972)         (2,909,505)
                                                                                -----------------   -----------------

FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (125,885 and 211,928 shares, respectively)             1,366,560           2,341,303
   Net asset value of shares issued from reinvestment of distributions
     (174,544 and 157,454 shares, respectively)                                         1,896,112           1,746,137
   Cost of shares repurchased (1,007,337 and 1,201,197 shares, respectively)          (10,922,615)        (13,306,012)
                                                                                -----------------   -----------------
Total                                                                                  (7,659,943)         (9,218,572)
                                                                                -----------------   -----------------

CLASS B
   Proceeds from sales of shares (11,688 and 6,585 shares, respectively)                  126,598              73,355
   Net asset value of shares issued from reinvestment of distributions
     (3,794 and 4,851 shares, respectively)                                                41,503              54,289
   Cost of shares repurchased (72,273 and 156,923 shares, respectively)                  (790,257)         (1,730,199)
                                                                                -----------------   -----------------
Total                                                                                    (622,156)         (1,602,555)
                                                                                -----------------   -----------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                           (8,282,099)        (10,821,127)
                                                                                -----------------   -----------------
   NET INCREASE (DECREASE) IN NET ASSETS                                              (10,202,157)        (11,856,288)
                                                                                -----------------
NET ASSETS
   Beginning of period                                                                 63,118,230          74,974,518
                                                                                -----------------   -----------------
   END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $92,270
     AND $78,778, RESPECTIVELY)                                                 $      52,916,073   $      63,118,230
                                                                                =================   =================

46                      See Notes to Financial Statements

Phoenix Tax-Exempt Bond Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                    CLASS A
                                             ------------------------------------------------------
                                                             YEAR ENDED NOVEMBER 30
                                             ------------------------------------------------------
                                                2005        2004       2003      2002(2)     2001
Net asset value, beginning of period         $   11.03    $  11.19   $  10.94   $  10.83   $  10.52
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                   0.40(3)     0.40       0.40       0.44       0.48
   Net realized and unrealized gain (loss)       (0.16)      (0.10)      0.24       0.13       0.35
                                             ---------    --------   --------   --------   --------
     TOTAL FROM INVESTMENT OPERATIONS             0.24        0.30       0.64       0.57       0.83
                                             ---------    --------   --------   --------   --------
LESS DISTRIBUTIONS
   Dividends from net investment income          (0.40)      (0.38)     (0.39)     (0.46)     (0.52)
   Distributions from net realized gains         (0.20)      (0.08)        --         --         --
                                             ---------    --------   --------   --------   --------
     TOTAL DISTRIBUTIONS                         (0.60)      (0.46)     (0.39)     (0.46)     (0.52)
                                             ---------    --------   --------   --------   --------
Change in net asset value                        (0.36)      (0.16)      0.25       0.11       0.31
                                             ---------    --------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD               $   10.67    $  11.03   $  11.19   $  10.94   $  10.83
                                             =========    ========   ========   ========   ========
Total return(1)                                   2.17%       2.80%      5.96%      5.38%      8.09%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)     $  51,376    $ 60,897   $ 71,083   $ 74,945   $ 76,268
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                         1.12%       1.12%      1.11%      1.09%      1.11%
   Gross operating expenses                       1.20%       1.12%      1.11%      1.09%      1.11%
   Net investment income                          3.70%       3.60%      3.60%      4.02%      4.37%
Portfolio turnover                                   9%         28%        19%        41%        28%

                                                                    CLASS B
                                             ------------------------------------------------------
                                                             YEAR ENDED NOVEMBER 30
                                             ------------------------------------------------------
                                                2005        2004       2003      2002(2)     2001
Net asset value, beginning of period         $   11.10    $  11.26   $  11.01   $  10.89   $  10.56
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                   0.32(3)     0.34       0.33       0.36       0.39
   Net realized and unrealized gain (loss)       (0.16)      (0.12)      0.23       0.14       0.37
                                             ---------    --------   --------   --------   --------
     TOTAL FROM INVESTMENT OPERATIONS             0.16        0.22       0.56       0.50       0.76
                                             ---------    --------   --------   --------   --------
LESS DISTRIBUTIONS
   Dividends from net investment income          (0.32)      (0.30)     (0.31)     (0.38)     (0.43)
   Distributions from net realized gains         (0.20)      (0.08)        --         --         --
                                             ---------    --------   --------   --------   --------
     TOTAL DISTRIBUTIONS                         (0.52)      (0.38)     (0.31)     (0.38)     (0.43)
                                             ---------    --------   --------   --------   --------
Change in net asset value                        (0.36)      (0.16)      0.25       0.12       0.33
                                             ---------    --------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD               $   10.74    $  11.10   $  11.26   $  11.01   $  10.89
                                             =========    ========   ========   ========   ========
Total return(1)                                   1.37%       2.03%      5.15%      4.62%      7.35%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)     $   1,540    $  2,221   $  3,891   $  5,387   $  5,118
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                         1.88%       1.86%      1.86%      1.84%      1.86%
   Gross operating expenses                       1.95%       1.86%      1.86%      1.84%      1.86%
   Net investment income (loss)                   2.94%       2.84%      2.85%      3.26%      3.62%
Portfolio turnover                                   9%         28%        19%        41%        28%

(1)   Sales charges are not reflected in the total return calculation.

(2) As required, effective December 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for the year ended November 30, 2002 was to decrease the ratio of net investment income to average net assets from 3.27% to 3.26% for Class
      B. There was no net effect for Class A. There was no net effect on net investment income (loss) per share or net realized and unrealized gain
      (loss) per share for either class. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

(3)   Computed using average shares outstanding.

                        See Notes to Financial Statements                     47

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2005

1. ORGANIZATION

      Phoenix Multi-Portfolio Fund (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

      Currently four Funds are offered for sale (each a "Fund"). The Phoenix Emerging Markets Bond Fund ("Emerging Markets Bond Fund") is non-diversified and has an investment objective of high current income and a secondary objective of long-term capital appreciation. The Phoenix International Strategies Fund ("International Strategies Fund") is diversified and has an investment objective of high total return consistent with reasonable risk. The Phoenix Real Estate Securities Fund ("Real Estate Securities Fund") is non-diversified and has an investment objective of capital appreciation and income with approximately equal emphasis. The Phoenix Tax-Exempt Bond Fund ("Tax-Exempt Bond Fund") is diversified and has an investment objective of producing as high a level of current income exempt from federal income taxation as is consistent with the preservation of capital.

      The Funds offer the following classes of shares for sale:

Fund                             Class A    Class B    Class C
----                             -------    -------    -------
Emerging Markets Bond Fund          X          X          X
International Strategies Fund       X          X          X
Real Estate Securities Fund         X          X          X
Tax-Exempt Bond Fund                X          X         --

      Class A shares of International Strategies Fund and Real Estate Securities Fund are sold with a front-end sales charge of up to 5.75%. Class A shares of Emerging Markets Bond Fund and Tax-Exempt Bond Fund are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase.

      Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses and realized and unrealized gains and losses of each Fund are borne pro rata by the holders of each class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION:

      Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

      Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value.

      As required, some securities and assets may be valued at fair value as determined in good faith by or under the direction of the Trustees.

      Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis. On November 30, 2005, the International Strategies Fund utilized fair value pricing for its foreign common stocks.

      Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

      Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:

      Each Fund is treated as a separate taxable entity. It is the policy of each Fund in the Trust to comply with the requirements of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

      The Trust may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2005 (CONTINUED)

recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which they invest.

D. DISTRIBUTIONS TO SHAREHOLDERS:

      Distributions are recorded by each Fund on the ex-dividend date. For the Tax-Exempt Bond Fund, income distributions are recorded daily. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E. EXPENSES:

      Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more appropriately made.

F. FOREIGN CURRENCY TRANSLATION:

      Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not isolate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

G. FOREIGN SECURITY COUNTRY DETERMINATION:

      A combination of the following criteria is used to assign the countries of risk listed in the schedules of investments: country of incorporation, actual building address, primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated.

H. REIT INVESTMENTS:

      With respect to the Real Estate Securities Fund, dividend income is recorded using management's estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

I. FUTURES CONTRACTS:

      A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Certain Funds may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.

      At November 30, 2005, the Funds did not have open futures contracts.

J. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:

      Certain Funds may engage in when-issued or delayed delivery transactions. Each Fund records when-issued and delayed delivery securities on the trade date. Each Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

3. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

      As compensation for its services to the Trust, the Advisers (the "Advisers"), Phoenix Investment Counsel, Inc., ("PIC") for the Emerging Markets Bond Fund, International Strategies Fund and the Tax-Exempt Bond Fund and Duff & Phelps Investment Management Co. ("DPIM"), for the Real Estate Securities Fund, each an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX") are entitled to a fee, based upon the following annual rates as a percentage of the average daily net assets of each Fund:

                                           1st         $1-2      $2 +
                                       $1 Billion    Billion    Billion
                                       ----------    -------    -------
Emerging Markets Bond Fund ........       0.75%       0.70%      0.65%
International Strategies Fund .....       0.85%       0.80%      0.75%
Real Estate Securities Fund .......       0.75%       0.70%      0.65%
Tax-Exempt Bond Fund ..............       0.45%       0.40%      0.35%

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2005 (CONTINUED)

      PIC has contractually agreed to a 0.10% waiver of management fees through September 30, 2006, for the International Strategies Fund.

      On July 1, 2005, PIC implemented an expense cap for the Tax-Exempt Bond Fund of total fund operating expenses at 1.00% for Class A Shares and 1.75% for Class B Shares. PIC has contractually agreed to limit the Fund's total operating expenses (excluding interest, taxes and extraordinary expenses) through March 31, 2006. The adviser will not seek to recapture any reimbursed operating expenses in the future.

      DPIM has agreed to voluntarily reimburse the Real Estate Securities Fund through March 31, 2006, to the extent that total expenses (excluding interest, taxes and extraordinary expenses) exceed 1.30% of the average daily net assets for Class A shares, and 2.05% of the average daily net assets for Class B and Class C shares. The adviser will not seek to recapture any prior year's reimbursed or waived investment advisory fees.

      For the period of December 1, 2004, through June 30, 2005, Aberdeen Asset Management, Inc. ("Aberdeen") was the subadviser to the International Strategies Fund. For its services, Aberdeen was paid a fee by PIC equal to 0.375% of the average daily net assets of the International Fund up to $1 billion, 0.35% between $1 billion and $2 billion, and 0.325% in excess of $2 billion. Effective July 1, 2005, Acadian Asset Management, Inc. ("Acadian") and New Star Institutional Managers Limited ("New Star") became the subadvisers to the Phoenix International Strategies Fund. PIC pays Acadian a subadvisory fee, based on the schedule below, on the aggregated international assets managed by Acadian across all Phoenix Funds subadvised by Acadian:

                                      1st          $200 + million        $500 +
                                  $200 million  through $500 million     million
                                  ------------  --------------------     -------
Subadvisory Fee ...............       0.50%             0.40%             0.35%

      PIC pays New Star a subadvisory fee, based on the schedule below, on the aggregated international assets managed by New Star across all Phoenix Funds subadvised by New Star:

                                                        1st              $100 +
                                                    $100 million         million
                                                    ------------         -------
Subadvisory Fee ................................        0.50%             0.40%

      As a distributor of each Fund's shares, Phoenix Equity Planning Corporation ("PEPCO") an indirect wholly-owned subsidiary of PNX, has advised the Funds that it retained net selling commissions and deferred sales charges for the fiscal year (the "period") ended November 30, 2005, as follows:

                                     Class A       Class B            Class C
                                   Net Selling     Deferred           Deferred
                                   Commissions   Sales Charges     Sales Charges
                                   -----------   -------------     -------------
Emerging Markets Bond Fund .....     $  2,533      $  38,975         $    206
International Strategies Fund ..        4,308         11,799               85
Real Estate Securities Fund ....      122,401        150,932           21,871
Tax-Exempt Bond Fund ...........        7,675          4,688               --

      In addition, each Fund pays PEPCO distribution and/or service fees at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares applied to the average daily net assets of each respective Class.

      Under certain circumstances, shares of certain Phoenix Funds may be exchanged for shares of the same class of certain other Phoenix Funds on the basis of the relative net asset values per share at the time of the exchange. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply.

      As financial agent of the Trust, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost to PEPCO to provide tax services and oversight of the performance of PFPC Inc. (subagent to PEPCO), plus (2) the documented cost of fund accounting and related services provided by PFPC Inc. The current fee schedule of PFPC Inc. ranges from 0.06% to 0.03% of the average daily net asset values of each Fund. Certain minimum fees may apply. For the period ended November 30, 2005, the Trust incurred financial agent fees totaling $647,146.

      PEPCO serves as the Trust's transfer agent with State Street Bank and Trust Company serving as subtransfer agent. For the period ended November 30, 2005, transfer agent fees were $1,727,393 as reported in the Statement of Operations, of which PEPCO retained the following:

                                                                  Transfer Agent
                                                                   Fee Retained
                                                                  --------------
Emerging Markets Bond Fund ..................................       $   10,492
International Strategies Fund ...............................           81,875
Real Estate Securities Fund .................................          500,108
Tax-Exempt Bond Fund ........................................           14,844

      At November 30, 2005, PNX and its affiliates, and the retirement plans of PNX and its affiliates, held shares of the Trust which aggregated the following:

                                                                    Aggregate
                                                                    Net Asset
                                                       Shares         Value
                                                     ---------     ------------
International Strategies Fund
   --Class A ....................................    1,704,015     $ 18,676,004
Real Estate Securities Fund
   --Class A ....................................      234,680        6,606,242

4. PURCHASES AND SALES OF SECURITIES

      Purchases and sales of securities during the period ended November 30, 2005, (excluding U.S. Government and agency securities, short-term securities and futures contracts) were as follows:

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2005 (CONTINUED)

                                                     Purchases         Sales
                                                   ------------     ------------
Emerging Markets Bond Fund ....................    $ 12,910,664     $ 23,089,460
International Strategies Fund .................      99,987,754       96,504,074
Real Estate Securities Fund ...................     315,910,447      158,777,017
Tax-Exempt Bond Fund ..........................       4,786,331       12,015,471

      Purchases and sales of long-term U.S. Government and agency securities were as follows:

                                                     Purchases         Sales
                                                   ------------     ------------
Emerging Markets Bond Fund ....................    $  1,996,797     $         --

5. CREDIT RISK AND ASSET CONCENTRATION

      In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

      Certain Funds may invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if a Fund did not concentrate its investments in such sectors.

      High yield/high risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the adviser and/or subadviser to accurately predict risk.

      At November 30, 2005, the Emerging Markets Bond Fund held $6,362,187 in investments issued by the Federative Republic of Brazil, comprising 13.7% of the total net assets of the Fund.

6. 10% SHAREHOLDERS

      At November 30, 2005, the following Funds had omnibus shareholder accounts (which are comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding.

International Strategies Fund .....................    16.7%
Real Estate Securities Fund .......................    17.5%

7. INDEMNIFICATIONS

      Under the Funds' organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, the Funds enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

8. REGULATORY EXAMS

      Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by The Phoenix Companies, Inc. and its subsidiaries (collectively "the Company") with securities and other laws and regulations affecting their registered products. During 2004 and 2005, the Boston District Office of the SEC conducted an examination of the Company's investment company and investment adviser affiliates. Following the examination, the staff of the Boston District Office issued a deficiency letter noting perceived weaknesses in procedures for monitoring trading to prevent market timing activity prior to 2004. The staff requested the Company to conduct an analysis as to whether shareholders, policyholders and contract holders who invested in the funds that may have been affected by undetected market timing activity had suffered harm and to advise the staff whether the Company believes reimbursement is necessary or appropriate under the circumstances. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. A third party was retained to assist the Company in preparing the analysis. The Company has responded to the SEC with respect to each comment in the letter. We do not believe that the outcome of this matter will be material to these financial statements.

9. FEDERAL INCOME TAX INFORMATION

      The Funds have the following capital loss carryovers, which may be used to offset future capital gains:

                                                Expiration Year
                                   -----------------------------------------
                                       2006          2008           2009
                                   -----------   ------------   ------------
Emerging Markets Bond Fund .....   $ 4,141,783   $ 15,783,427   $  5,098,571
International Strategies Fund ..            --             --         67,592

                                                Expiration Year
                                   -----------------------------------------
                                       2010          2011          Total
                                   -----------   ------------   ------------
Emerging Markets Bond Fund .....   $        --   $         --   $ 25,023,781
International Strategies Fund ..    11,155,422      8,054,548     19,277,562

      The Trust may not realize the benefit of these losses to the extent each Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2005 (CONTINUED)

      For the period ended November 30, 2005, the Funds utilized losses deferred in prior years against current year capital gains as follows:

                                                                     Utilized
                                                                   ------------
Emerging Markets Bond Fund ...................................     $    660,250
International Strategies Fund ................................       14,698,083

   The Emerging Markets Bond Fund has an expired capital loss carryover of $12,943,002.

      The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the Schedules of Investments) consist of undistributed ordinary income and undistributed long-term capital gains as follows:

                                   Undistributed   Undistributed  Undistributed
                                      Ordinary       Long-Term      Tax-Exempt
                                       Income      Capital Gains      Income
                                   -------------   -------------  -------------
International Strategies Fund ..   $     824,542   $          --  $          --
Real Estate Securities Fund ....       2,413,407      18,690,676             --
Tax-Exempt Bond Fund ...........          52,599         142,989         92,270

      For the period ended November 30, 2005, the Tax-Exempt Bond Fund distributed $2,061,553 of exempt interest dividends.

      The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.

10. RECLASSIFICATION OF CAPITAL ACCOUNTS

      For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Funds. As of November 30, 2005, the Funds recorded reclassifications to increase (decrease) the accounts as listed below:

                                      Capital
                                      Paid in        Accumulated  Undistributed
                                     on Shares          Net            Net
                                         of           Realized      Investment
                                     Beneficial         Gain          Income
                                      Interest        (Loss)          (Loss)
                                   -------------   -------------  --------------
Emerging Markets Bond Fund .....    ($12,959,167)   $ 12,794,053    $  165,114
International Strategies Fund ..              --        (623,864)      623,864
Tax-Exempt Bond Fund ...........           2,247               1        (2,248)

11. SUBSEQUENT EVENTS

      Effective December 1, 2005, HSBC Halbis Partners (USA) Inc. ("HSBC") is the subadviser to the Emerging Markets Bond Fund ("the Fund"). PIC will pay HSBC a subadvisory fee that is 50% of the gross management fee as calculated based on the average daily net assets of the Fund. The Fund's investment objectives, principal investment strategies, and principal risks will remain the same.

      Effective January 11, 2006, certain redemptions of Class A shares may be subject to a 1% contingent deferred sales charge if made within one year of purchases of $1 million or more made without a sales charge.

--------------------------------------------------------------------------------

                       TAX INFORMATION NOTICE (UNAUDITED)

      For federal income tax purposes, 97.8% of the income dividends paid by the Tax-Exempt Bond Fund qualify as exempt-interest dividends.

      For federal income tax purposes, 3.3% of the ordinary income dividends earned by the International Strategies Fund qualify for the dividends received deduction for corporate shareholders.

      For the fiscal year ended November 30, 2005, the International Strategies Fund hereby designates 100%, or the maximum allowable of its ordinary income dividends to qualify for the lower tax rate applicable to individual shareholders. The actual percentage for the calendar year will be designated in the year-end tax statements.

      For the fiscal year ended November 30, 2005, the Funds designated long-term capital gain dividends as follows:

      Real Estate Securities Fund ...........................    $ 18,690,676
      Tax-Exempt Bond Fund ..................................         142,989

--------------------------------------------------------------------------------

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PRICEWATERHOUSECOOPERS [LOGO]

To the Board of Trustees of
Phoenix Multi-Portfolio Fund and Shareholders of
Phoenix Emerging Markets Bond Fund
Phoenix International Strategies Fund
Phoenix Real Estate Securities Fund
Phoenix Tax-Exempt Bond Fund

      In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix Emerging Markets Bond Fund (formerly Phoenix-Goodwin Emerging Markets Bond Fund), Phoenix International Strategies Fund (formerly Phoenix-Aberdeen International Fund), Phoenix Real Estate Securities Fund (formerly Phoenix-Duff & Phelps Real Estate Securities
Fund), Phoenix Tax-Exempt Bond Fund (formerly Phoenix-Goodwin Tax-Exempt Bond
Fund), constituting Phoenix Multi-Portfolio Fund, hereafter referred to as the "Trust" at November 30, 2005 and the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2005 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
January 17, 2006

BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX EMERGING MARKETS BOND FUND (THE "FUND")
NOVEMBER 30, 2005 (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Fund's investment advisory and subadvisory agreements. The Board, including a majority of the independent Trustees, approved, at a meeting held on November 4, 2005, the investment advisory agreement (the "Advisory Agreement") between Phoenix Investment Counsel, Inc. ("PIC") and the Fund and, at a meeting held on August 17, 2005, the investment subadvisory agreement (the "Subadvisory Agreement") between PIC and HSBC Halbis Partners (USA) Inc. (the "Subadvisor"). Pursuant to the Advisory Agreement between PIC and the Fund, PIC provides advisory services to the Fund. Pursuant to the Subadvisory Agreement between PIC and the Subadvisor, commencing December 1, 2005, the Subadvisor provides the day to day investment management for the Fund.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of each agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by PIC and its affiliates to the Fund and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Fund such as quarterly reports provided by PIC comparing the performance of the Fund with a peer group and benchmark, reports provided by PIC showing that the investment policies and restrictions for the Fund were followed and reports provided by PIC covering matters such as the compliance of investment personnel and other access persons with PIC's and the Fund's code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PIC was responsible for the general oversight of the investment programs of the Fund and the monitoring of the Fund's Subadvisor's investment performance and its compliance with applicable laws, regulations, policies and procedures. In this regard, the Board considered the detailed performance review process of PIC's Investment Oversight Committee. With respect to compliance monitoring, the Board noted that PIC requires quarterly compliance certifications from the Subadvisor and conducts compliance due diligence visits at the Subadvisor. The Board also considered the experience of PIC having acted as an investment adviser to mutual funds for over 70 years and its current experience in acting as an investment adviser to over 50 mutual funds and several institutional clients. The Board also noted the extent of benefits that are provided Fund shareholders from being part of the Phoenix family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. The Board also considered the transfer agent and shareholder services that are provided to Fund shareholders by an affiliate of PIC, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Fund prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Fund's Class A shares for the 1, 3, 5 and 10 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Fund, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Fund had trailed its benchmark for all periods reported, but also noted the appointment of the Subadvisor to manage the Fund going forward as of December 1, 2005 was intended to improve the Fund's performance.

      PROFITABILITY. The Board also considered the level of profits realized by PIC and its affiliates in connection with the operation of the Fund. In this regard, the Board reviewed the Fund profitability analysis that addressed the overall profitability of PIC for its management of the Phoenix retail fund family, as well as its profits and that of its affiliates, for managing the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary reimbursements provided to the Fund. The Board concluded that the profitability to PIC from the Fund was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Fund. Consideration was given to a comparative analysis of the management fee and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that the total expenses of the Fund were above the Lipper expense group average. The Board noted the impact of the Fund's relatively small size on the Fund's total expenses compared to the funds included in the Lipper expense group, and the small number of funds included in the group. The Board was

BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX EMERGING MARKETS BOND FUND (THE "FUND")
NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

satisfied with the management fee and total expenses of the Fund in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable. In addition, management indicated that the Subadviser would likely attract new investments into the Fund and that management was exploring ways to reduce the Fund's expenses.

      ECONOMIES OF SCALE. The Board noted that the management fee included breakpoints based on the amount of assets under management. The Board also noted that it was likely that PIC and the Fund would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

SUBADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that are provided by the Subadvisor to the Fund and its shareholders was reasonable. The Board's opinion was based, in part, upon the extensive experience of the Subadvisor and the portfolio managers in managing other accounts. In this regard, the Board noted that the lead portfolio manager had over 12 years of experience in the investment management business and that the two other members of the portfolio management team had over 12 and 8 years experience, respectively. The Board also considered the Subadvisor's experience in managing over $450 billion in assets including approximately $20 billion in emerging market debt. The Board noted the Subadvisor's investment performance with its other emerging market bond accounts has surpassed their benchmark for 1, 3 and 5 year periods as of June 30, 2005. Turning to compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Fund's shareholders. The Board also considered and was satisfied with the adequacy of the Subadvisor's compliance program.

      INVESTMENT PERFORMANCE. The Board did not separately review performance for the Subadvisor as the Subadvisory Agreement takes effect December 1, 2005.

      PROFITABILITY. The Board did not separately review profitability information for the Subadvisor noting that the subadvisory fee is paid by PIC and not by the Fund so that Fund shareholders would not be directly impacted.

      SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PIC and not by the Fund so that Fund shareholders would not be directly impacted.

      ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Fund's shareholders but noted that any economies would most likely be generated at the fund level and not necessarily at the subadvisor level.

BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX INTERNATIONAL STRATEGIES FUND (THE "FUND")
NOVEMBER 30, 2005 (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Fund's investment advisory and subadvisory agreements. The Board, including a majority of the independent Trustees, approved, at a meeting held on November 4, 2005, the investment advisory agreement (the "Advisory Agreement") between Phoenix Investment Counsel, Inc. ("PIC") and the Fund and, at a meeting held on May 17, 2005, the investment subadvisory agreement (the "Acadian Subadvisory Agreement") between PIC and Acadian Asset Management, Inc. ("Acadian") and the investment subadvisory agreement (the "New Star Subadvisory Agreement") between PIC and New Star Institutional Managers Limited ("New Star"). Together, Acadian and New Star are referred to as the "Subadvisors" and the Acadian Subadvisory Agreement and the New Star Subadvisory Agreement are referred to together as the "Subadvisory Agreements". Pursuant to the Advisory Agreement between PIC and the Fund, PIC provides advisory services to the Fund. Pursuant to the Subadvisory Agreement between PIC and the Subadvisor, effective July 1, 2005, the Subadvisors provide the day to day investment management for the Fund.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of each agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by PIC and its affiliates to the Fund and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Fund such as quarterly reports provided by PIC comparing the performance of the Fund with a peer group and benchmark, reports provided by PIC showing that the investment policies and restrictions for the Fund were followed and reports provided by PIC covering matters such as the compliance of investment personnel and other access persons with PIC's and the Fund's code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PIC was responsible for the general oversight of the investment programs of the Fund and the monitoring of the Fund's Subadvisors' investment performance and their compliance with applicable laws, regulations, policies and procedures. In this regard, the Board considered the detailed performance review process of PIC's Investment Oversight Committee. With respect to compliance monitoring, the Board noted that PIC requires quarterly compliance certifications from the Subadvisors and conducted compliance due diligence visits or telephone calls with each Subadvisor. The Board also considered the experience of PIC having acted as an investment adviser to mutual funds for over 70 years and its current experience in acting as an investment adviser to over 50 mutual funds and several institutional clients. The Board also noted the extent of benefits that are provided Fund shareholders from being part of the Phoenix family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. The Board also considered the transfer agent and shareholder services that are provided to Fund shareholders by an affiliate of PIC, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Fund prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Fund's Class A shares for the 1, 3, 5 and 10 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Fund, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted and was satisfied that, although the Fund had trailed its benchmark for the 3 and 5 year periods, the Fund outperformed the benchmark for the 1 year and 10 year periods. In addition, the Fund's performance relative to its Lipper peer group was improving during the recent year to date and 1 year periods. The Board also noted the relatively recent change in investment managers pursuant to the Subadvisory Agreements that became effective July 1, 2005.

      PROFITABILITY. The Board also considered the level of profits realized by PIC and its affiliates in connection with the operation of the Fund. In this regard, the Board reviewed the Fund profitability analysis that addressed the overall profitability of PIC for its management of the Phoenix retail fund family, as well as its profits and that of its affiliates, for managing the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary reimbursements provided to the Fund. The Board concluded that the profitability to PIC from the Fund was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Fund. Consideration was given to a comparative analysis of the management fee and total expense ratio of the Fund compared with those of a group

BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX INTERNATIONAL STRATEGIES FUND (THE "FUND")
NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that the total expenses of the Fund were higher than the average total expenses for comparable funds. Although the contractual management fee was lower than the average for the peer group, non-management expenses were higher. Overall, the Board was satisfied with the management fee and total expenses of the Fund in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that the management fee included breakpoints based on the amount of assets under management. The Board also noted that it was likely that PIC and the Fund would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

SUBADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that are provided by the Subadvisors to the Fund and its shareholders were reasonable. The Board's opinion was based, in part, upon the extensive experience of the Subadvisors and the portfolio managers in managing other accounts. In this regard, the Board noted that the Acadian portfolio management team includes one manager with 15 years of experience in the investment management business at Acadian and another manager with over 6 years of experience in the investment management business. Likewise, the New Star portfolio management team has over 10 years of experience in the investment management business. The Board also considered the performance of the Subadvisors in managing other accounts and noted that their performance surpassed their benchmark for the 1, 3 and 5 year periods as of March 31, 2005. Turning to compensation, the Board noted that a primary factor in a Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Fund's shareholders. The Board also considered and was satisfied with the adequacy of each Subadvisor's compliance program.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Fund prepared by Lipper. The Lipper report showed the investment performance of the Fund's Class A shares for the 1, 3 and 5 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Fund, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted and was satisfied that, although the Fund had trailed its benchmark for the 3 and 5 year periods, the Fund outperformed the benchmark for the 1 year period. The Board noted that the performance of the Fund appeared to be improving since the effective date of the Subadvisory Agreements.

      PROFITABILITY. The Board did not separately review profitability information for the Subadvisor noting that the subadvisory fees are paid by PIC and not by the Fund so that Fund shareholders would not be directly impacted.

      SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fees are paid by PIC and not by the Fund so that Fund shareholders would not be directly impacted.

      ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Fund's shareholders but noted that any economies would most likely be generated at the fund level and not necessarily at the subadvisor level.

BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT FOR PHOENIX REAL ESTATE SECURITIES FUND (THE "FUND")
NOVEMBER 30, 2005 (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Fund's investment advisory agreement. At a meeting held on November 4, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Duff & Phelps Investment Management Co. ("Adviser") and the Fund. Pursuant to the Advisory Agreement Adviser provides advisory services to the Fund.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving the agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of the agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by Adviser and its affiliates to the Fund and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Fund such as quarterly reports provided by Adviser and its affiliates comparing the performance of the Fund with a peer group and benchmark, reports provided by Adviser and its affiliates showing that the investment policies and restrictions for the Fund were followed and reports provided by Adviser and its affiliates covering matters such as the compliance of investment personnel and other access persons with Adviser's and the Fund's code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board also considered the experience of Adviser as an investment advisor and the experience of the team of portfolio managers that manage the Fund. In this regard, the Board noted that each member of the portfolio management team had over 10 years of experience in managing real estate investment securities for clients of the Adviser. Turning to compensation, the Board noted that a primary factor in Adviser's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which aligned their interests with those of the Fund's shareholders. The Board also considered and was satisfied with the adequacy of Adviser's compliance program. The Board also noted the extent of benefits that are provided to Fund shareholders from being part of the Phoenix family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. The Board also considered the transfer agent and shareholder services that are provided to Fund shareholders by an affiliate of Adviser, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Fund prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Fund's Class A shares for the 1, 3, 5 and 10 year periods ended September 30, 2005. The Board reviewed the investment performance of the Fund, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted and was satisfied that the Fund had exceeded the Lipper peer group average for its investment style for the 1, 3, 5, 10 and year to date periods.

      PROFITABILITY. The Board also considered the level of profits realized by Adviser and its affiliates in connection with the operation of the Fund. In this regard, the Board reviewed the Fund profitability analysis. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary reimbursements provided to the Fund. The Board concluded that the profitability to Adviser from the Fund was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Fund. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that the total expenses of the Fund were less than the average total expenses for comparable funds and that the management fee was equal to the median for the peer group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that the management fee included breakpoints based on the amount of assets under management. The Board also noted that it was likely that Adviser and the Fund would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT FOR PHOENIX TAX-EXEMPT BOND FUND (THE "FUND")
NOVEMBER 30, 2005 (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Fund's investment advisory agreement. At a meeting held on November 4, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Investment Counsel, Inc. ("PIC") and the Fund. Pursuant to the Advisory Agreement between PIC and the Fund, PIC provides advisory services to the Fund.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving the agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of the agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by PIC and its affiliates to the Fund and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Fund such as quarterly reports provided by PIC comparing the performance of the Fund with a peer group and benchmark, reports provided by PIC showing that the investment policies and restrictions for the Fund were followed and reports provided by PIC covering matters such as the compliance of investment personnel and other access persons with PIC's and the Fund's code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board's opinion was also based, in part, upon the extensive experience of the portfolio manager. In this regard, the Board noted that the portfolio manager had over 15 years of experience in the investment management business. Turning to compensation, the Board noted that a primary factor in the amount of bonus compensation to PIC's portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Fund's shareholders. The Board noted that PIC was responsible for the general oversight of the investment programs of the Fund and the monitoring of the Fund's investment performance and its compliance with applicable laws, regulations, policies and procedures. In this regard, the Board considered the detailed performance review process of PIC's Investment Oversight Committee. The Board also considered the experience of PIC having acted as an investment adviser to mutual funds for over 70 years and its current experience in acting as an investment adviser to over 50 mutual funds and several institutional clients. The Board also noted the extent of benefits that are provided Fund shareholders from being part of the Phoenix family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. The Board also considered the transfer agent and shareholder services that are provided to Fund shareholders by an affiliate of PIC, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Fund prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Fund's Class A shares for the 1, 3, 5 and 10 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Fund, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Fund had trailed its benchmark for the 1, 3, 5 and 10 year periods. The Board noted management's comments that the Fund's performance had been affected by the Fund's high concentration of high quality municipal bonds and the fact that higher returns for the bond market in general had been generated by lower quality bonds over the last few years. Fund management also noted that the Adviser had recently agreed to cap total expenses of the Fund in line with the Lipper expense group average for the Fund. Due to the Fund's performance the Board requested that management provide a progress report on the Fund in early 2006.

      PROFITABILITY. The Board also considered the level of profits realized by PIC and its affiliates in connection with the operation of the Fund. In this regard, the Board reviewed the Fund profitability analysis that addressed the overall profitability of PIC for its management of the Phoenix retail fund family, as well as its profits and that of its affiliates, for managing the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary reimbursements provided to the Fund. The Board concluded that the profitability to PIC from the Fund was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Fund. Consideration was given to a comparative analysis of the management

BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT FOR PHOENIX TAX-EXEMPT BOND FUND (THE "FUND")
NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that, although the total expenses of the Fund were above the Lipper expense group average for the Fund, the Adviser had recently agreed to cap expenses at the Lipper expense group average. The Board also noted that the management fee was less than the median for the Lipper peer group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that the management fee included breakpoints based on the amount of assets under management. The Board also noted that it was likely that PIC and the Fund would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                  MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS
                         RESULTS OF SHAREHOLDER MEETINGS
                                   (UNAUDITED)

      At a Special meeting of Shareholders of Phoenix-Aberdeen International Fund (n/k/a Phoenix International Strategies Fund) (the "Fund") held on June 22, 2005, shareholders voted on the following proposals:

            1. To approve an amendment to the fee schedule of the Fund's Investment Advisory Agreement between Phoenix Multi-Portfolio Fund (the "Trust") on behalf of the Fund and Phoenix Investment Counsel, Inc. ("PIC").

            2. To approve a Subadvisory Agreement between PIC and Acadian Asset Management, Inc. ("Acadian") and a Subadvisory Agreement between PIC and New Star Institutional Managers, Inc. ("New Star") with respect to the Fund.

NUMBER OF ELIGIBLE UNITS VOTED:

                                                                FOR             AGAINST          ABSTAIN      BROKER NON-VOTES
                                                          ---------------   --------------   --------------   ----------------
1. Approve an amendment to the fee schedule
   of the Fund's Investment Advisory Agreement
   between the Trust on behalf of the Fund and
   PIC ................................................   22,692,690.8484   3,991,343.5509   2,194,104.1161     3,541,202.9000

2. Approve a new Subadvisory Agreement ................   27,472,510.3767   2,419,026.2783   2,527,804.7605          None

------------------------------------------------------------------------------------------------------------------------------

      At a Special meeting of Shareholders of Phoenix-Aberdeen International Fund (n/k/a Phoenix International Strategies Fund) (the "Fund") held on July 13, 2005, shareholders voted on the following proposal:

            To permit Phoenix Investment Counsel, Inc. ("PIC") to hire and replace subadvisers or to modify subadvisory agreements without shareholder approval.

NUMBER OF ELIGIBLE UNITS VOTED:

                                                                FOR             AGAINST          ABSTAIN      BROKER NON-VOTES
                                                          ---------------   --------------   --------------   ----------------
Permit PIC to hire and replace subadvisers
or to modify subadvisory agreements
without shareholder approval ..........................   22,047,441.7387   4,005,933.7115   3,844,169.2050     3,050,992.1200

                  MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS
                         RESULTS OF SHAREHOLDER MEETING
                                NOVEMBER 30, 2005
                                  (UNAUDITED)

      At a Special meeting of Shareholders of Phoenix Emerging Markets Bond Fund (the "Fund") held on November 30, 2005, Shareholders voted on the following proposals:

            1. To approve a Subadvisory Agreement between Phoenix Investment Counsel, Inc. ("PIC") and HSBC Halbis Partners (USA) Inc. ("HSBC").

            2. To permit PIC to hire and replace subadvisers or to modify subadvisory agreements without shareholder approval.

NUMBER OF ELIGIBLE UNITS VOTED:

                                                                FOR             AGAINST          ABSTAIN
                                                           --------------    -------------    -------------
1. Approve new Subadvisory Agreement ..................    22,152,025.640      522,027.750    1,326,590.880

2. Permission for PIC to hire and replace
   subadvisers or to modify subadvisory
   Agreements without shareholder
   approval ...........................................    20,304,139.982    2,233,827.567    1,462,706.720

FUND MANAGEMENT TABLES (UNAUDITED)

      Information pertaining to the Trustees and officers of the Trust as of November 30, 2005, is set forth below. The statement of additional information
(SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.

      The address of each individual, unless otherwise noted, is 56 Prospect Street, Hartford, CT 06115-0480. There is no stated term of office for Trustees of the Trust, except for Messrs. Dill and Romans who are serving a two year term expiring in 2006.

                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                             NUMBER OF
                                           PORTFOLIOS IN
                                            FUND COMPLEX                          PRINCIPAL OCCUPATION(S)
    NAME, ADDRESS AND         LENGTH OF     OVERSEEN BY                           DURING PAST 5 YEARS AND
      DATE OF BIRTH          TIME SERVED      TRUSTEE                       OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
E. Virgil Conway            Served since         52        Chairman, Rittenhouse Advisors, LLC (consulting firm) (2001-present).
Rittenhouse Advisors, LLC   1993.                          Trustee/Director, Phoenix Funds Complex (1983-present). Trustee/Director,
101 Park Avenue                                            Realty Foundation of New York (1972-present), Josiah Macy, Jr. Foundation
New York, NY 10178                                         (Honorary) (2004-present), Pace University (Director/Trustee Emeritus)
DOB: 8/2/29                                                (2003-present), Greater New York Councils, Boy Scouts of America
                                                           (1985-present), The Academy of Political Science (Vice Chairman)
                                                           (1985-present), Urstadt Biddle Property Corp. (1989-present), Colgate
                                                           University (Trustee Emeritus) (2004-present). Director/Trustee, The
                                                           Harlem Youth Development Foundation, (Chairman) (1998-2002),
                                                           Metropolitan Transportation Authority (Chairman) (1992-2001), Trism, Inc.
                                                           (1994-2001), Consolidated Edison Company of New York, Inc. (1970-2002),
                                                           Atlantic Mutual Insurance Company (1974-2002), Centennial Insurance
                                                           Company (1974-2002), Union Pacific Corp. (1978-2002), BlackRock Freddie
                                                           Mac Mortgage Securities Fund (Advisory Director) (1990-2000), Accuhealth
                                                           (1994-2002), Pace University (1978-2003), New York Housing Partnership
                                                           Development Corp. (Chairman) (1981-2003), Josiah Macy, Jr. Foundation
                                                           (1975-2004).
------------------------------------------------------------------------------------------------------------------------------------
Harry Dalzell-Payne         Served since         52        Retired. Trustee/Director, Phoenix Funds Complex (1983-present).
The Flat, Elmore Court      1993.
Elmore, GL0S, GL2 3NT
U.K.
DOB: 9/8/29
------------------------------------------------------------------------------------------------------------------------------------
S. Leland Dill              Served since         50        Retired. Trustee, Phoenix Funds Family (1989-present). Trustee, Scudder
7721 Blue Heron Way         2004.                          Investments (55 portfolios) (1986-present). Director, Coutts & Co. Trust
West Palm Beach, FL 33412                                  Holdings Limited (1991-2000), Coutts & Co. Group (1991-2000) and Coutts &
DOB: 3/28/30                                               Co. International (USA) (private banking) (1991-2000).
------------------------------------------------------------------------------------------------------------------------------------
Francis E. Jeffries         Served since         52        Director, The Empire District Electric Company (1984-2004).
8477 Bay Colony Dr. #902    1995.                          Trustee/Director, Phoenix Funds Complex (1987-present).
Naples, FL 34108
DOB: 9/23/30
------------------------------------------------------------------------------------------------------------------------------------
Leroy Keith, Jr.            Served since         50        Partner, Stonington Partners, Inc. (private equity fund) (2001-present).
Stonington Partners, Inc.   1987.                          Director/Trustee, Evergreen Funds (six portfolios). Trustee, Phoenix
736 Market Street,                                         Funds Family (1980-present). Director, Diversapak (2002-present). Obaji
Ste. 1430                                                  Medical Products Company (2002-present). Director, Lincoln Educational
Chattanooga, TN 37402                                      Services (2002-2004). Chairman, Carson Products Company (cosmetics) (1998
DOB: 2/14/39                                               to 2000).
------------------------------------------------------------------------------------------------------------------------------------

                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                             NUMBER OF
                                           PORTFOLIOS IN
                                            FUND COMPLEX                          PRINCIPAL OCCUPATION(S)
     NAME, ADDRESS            LENGTH OF     OVERSEEN BY                           DURING PAST 5 YEARS AND
   AND DATE OF BIRTH         TIME SERVED      TRUSTEE                       OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
 Geraldine M. McNamara      Served since         52        Managing Director, U.S. Trust Company of New York (private bank) (1982-
 U.S. Trust Company of      2001.                          present). Trustee/Director, Phoenix Funds Complex (2001-present).
 New York
 11 West 54th Street
 New York, NY 10019
 DOB: 4/17/51
------------------------------------------------------------------------------------------------------------------------------------
 Everett L. Morris          Served since         52        Retired. Trustee/Director, Phoenix Funds Complex (1991-present).
 164 Laird Road             1995.                          Director, W.H. Reaves Utility Income Fund (2004-present). Vice
 Colts Neck, NJ 07722                                      President, W.H. Reaves and Company (investment management) (1993-2003).
 DOB: 5/26/28
------------------------------------------------------------------------------------------------------------------------------------
*James M. Oates             Served since         50        Chairman, Hudson Castle Group, Inc. (Formerly IBEX Capital Markets,
 c/o Northeast Partners     1987.                          Inc.) (financial services) (1997-present). Trustee / Director Phoenix
 150 Federal Street,                                       Funds Family (1987-present). Managing Director, Wydown Group (consulting
 Suite 1000                                                firm) (1994-present). Director, Investors Financial Service Corporation
 Boston, MA 02110                                          (1995-present), Investors Bank & Trust Corporation (1995-present),
 DOB: 5/31/46                                              Stifel Financial (1996-present), Connecticut River Bancorp
                                                           (1998-present), Connecticut River Bank (1999-present), Trust Company of
                                                           New Hampshire (2002-present). Chairman, Emerson Investment Management,
                                                           Inc. (2000-present). Independent Chairman, John Hancock Trust (since
                                                           2005), Trustee, John Hancock Funds II and John Hancock Funds III (since
                                                           2005). Trustee, John Hancock Trust (2004-2005). Director/Trustee, AIB
                                                           Govett Funds (six portfolios) (1991-2000), and Command Systems, Inc.
                                                           (1998-2000), Phoenix Investment Partners, Ltd. (1995-2001), 1Mind, Inc.
                                                           (formerly 1Mind.com), (2000-2002), Plymouth Rubber Co. (1995-2003).
                                                           Director and Treasurer, Endowment for Health, Inc. (2000-2004).
------------------------------------------------------------------------------------------------------------------------------------
 Donald B. Romans           Served since         50        Retired. President, Romans & Company (private investors and financial
 39 S. Sheridan Road        2004.                          consultants) (1987-2003). Trustee/Director, Phoenix Funds Family
 Lake Forest, IL 60045                                     (1985-present). Trustee, Burnham Investors Trust (5 portfolios)
 DOB: 4/22/31                                              (1967-2003).
------------------------------------------------------------------------------------------------------------------------------------
 Richard E. Segerson        Served since         50        Managing Director, Northway Management Company (1998-present). Trustee/
 Northway Management        1993.                          Director, Phoenix Funds Family (1983-present).
 Company
 164 Mason Street
 Greenwich, CT 06830
 DOB: 2/16/46
------------------------------------------------------------------------------------------------------------------------------------
 Ferdinand L. J. Verdonck   Served since         50        Director, Banco Urquijo (Chairman)(1998-present). Trustee, Phoenix Funds
 Nederpolder, 7             2004.                          Family (2002-present). Director EASDAQ (Chairman)(2001-present), The JP
 B-9000 Gent, Belgium                                      Morgan Fleming Continental European Investment Trust (1998-present),
 DOB: 7/30/42                                              Groupe SNEF(1998- present), Degussa Antwerpen N.V.(1998-present),
                                                           Santens N.V.(1999-present). Managing Director, Almanij N.V. (1992-2003).
                                                           Director, KBC Bank and Insurance Holding Company (Euronext) (1992-2003),
                                                           KBC Bank (1992-2003), KBC Insurance (1992-2003), Kredietbank, S.A.
                                                           Luxembourgeoise (1992-2003), Investco N.V. (1992-2003), Gevaert N.V.
                                                           (1992-2003), Fidea N.V. (1992-2003), Almafin N.V. (1992-2003), Centea
                                                           N.V. (1992-2003), Dutch Chamber of Commerce for Belgium and Luxemburg
                                                           (1995-2001), Phoenix Investment Partners, Ltd. (1995-2001).
------------------------------------------------------------------------------------------------------------------------------------

                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                             NUMBER OF
                                           PORTFOLIOS IN
                                            FUND COMPLEX                        PRINCIPAL OCCUPATION(S)
      NAME, ADDRESS           LENGTH OF     OVERSEEN BY                         DURING PAST 5 YEARS AND
    AND DATE OF BIRTH        TIME SERVED      TRUSTEE                     OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
**Lowell P. Weicker, Jr.    Served since         50        Director, Medallion Financial New York (2003-present), Compuware (1996-
  7 Little Point Street     1995.                          present), WWE, Inc. (2000-present). President, The Trust for America's
  Essex, CT 06426                                          Health (non-profit) (2001-present). Trustee/Director, Phoenix Funds
  DOB: 5/16/31                                             Family (1995-present). Director, UST, Inc. (1995-2004), HPSC Inc.
                                                           (1995-2004).
------------------------------------------------------------------------------------------------------------------------------------

 * Mr. Oates is a Director and Chairman of the Board and a shareholder of Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) ("Hudson"), a privately owned financial services firm. Phoenix Investment Partners, Ltd., an affiliate of the adviser, owns approximately 1% of the common stock of Hudson and Phoenix Life Insurance Company also an affiliate, owns approximately 8% of Hudson's common stock.

** Pursuant to the Trust's retirement policy, Mr. Weicker will retire from the board of Trustees effective January 1, 2006.

                               INTERESTED TRUSTEES

      Each of the individuals listed below is an "interested person" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

------------------------------------------------------------------------------------------------------------------------------------
                                              NUMBER OF
                                            PORTFOLIOS IN
                                             FUND COMPLEX                         PRINCIPAL OCCUPATION(S)
       NAME, ADDRESS           LENGTH OF     OVERSEEN BY                          DURING PAST 5 YEARS AND
     AND DATE OF BIRTH        TIME SERVED      TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
 ***Marilyn E. LaMarche      Served since         50        Limited Managing Director, Lazard Freres & Co. LLC (1997-present).
    Lazard Freres & Co. LLC  2002.                          Trustee/Director, Phoenix Funds Family (2002-present). Director, The
    30 Rockefeller Plaza,                                   Phoenix Companies, Inc. (2001-2005) and Phoenix Life Insurance Company
    59th Floor                                              (1989-2005).
    New York, NY 10020
    DOB: 5/11/34
------------------------------------------------------------------------------------------------------------------------------------
****Philip R. McLoughlin     Served since         74        Director, PXRE Corporation (Reinsurance) (1985-present), World Trust
    200 Bridge Street        1989.                          Fund (1991-present). Director/Trustee, Phoenix Funds Complex
    Chatham, MA 02633                                       (1989-present). Management Consultant (2002-2004), Chairman (1997-2002),
    DOB: 10/23/46            Chairman                       Chief Executive Officer (1995-2002), Director (1995-2002), Phoenix
                                                            Investment Partners, Ltd., Director and Executive Vice President, The
                                                            Phoenix Companies, Inc. (2000-2002). Director (1994-2002) and Executive
                                                            Vice President, Investments (1987-2002), Phoenix Life Insurance
                                                            Company. Director (1983-2002) and Chairman (1995-2002), Phoenix
                                                            Investment Counsel, Inc. Director (1982-2002), Chairman (2000-2002) and
                                                            President (1990-2000), Phoenix Equity Planning Corporation. Chairman and
                                                            President, Phoenix/Zweig Advisers LLC (2001-2002). Director (2001-2002)
                                                            and President (April 2002-September 2002), Phoenix Investment Management
                                                            Company. Director and Executive Vice President, Phoenix Life and Annuity
                                                            Company (1996-2002). Director (1995-2000) and Executive Vice President
                                                            (1994-2002) and Chief Investment Counsel (1994-2002), PHL Variable
                                                            Insurance Company. Director, Phoenix National Trust Holding Company
                                                            (2001-2002). Director (1985-2002) and Vice President (1986-2002) and
                                                            Executive Vice President (April 2002-September 2002), PM Holdings, Inc.
                                                            Director, WS Griffith Associates, Inc. (1995-2002). Director, WS
                                                            Griffith Securities, Inc. (1992-2002).
------------------------------------------------------------------------------------------------------------------------------------

 *** Ms. LaMarche is an "interested person," as defined in the Investment Company Act of 1940, by reason of her former position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.

**** Mr. McLoughlin is an "interested person," as defined in the Investment Company Act of 1940, by reason of his former relationship with Phoenix Investment Partners, Ltd. and its affiliates.

                                             OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                             POSITION(S) HELD WITH
  NAME, ADDRESS AND           TRUST AND LENGTH OF                               PRINCIPAL OCCUPATION(S)
    DATE OF BIRTH                 TIME SERVED                                     DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Daniel T. Geraci           President since 2004.        Executive Vice President, Asset Management, The Phoenix Companies, Inc.
DOB: 6/12/57                                            (wealth management) (since 2003). President and Chief Executive Officer,
                                                        Phoenix Investment Partners, Ltd. (since 2003). President, certain funds within the Phoenix Fund Complex (2004-present). President and Chief
                                                        Executive Officer of North American investment operations, Pioneer
                                                        Investment Management USA, Inc. (2001-2003). President of Private Wealth
                                                        Management Group (2000-2001), and Executive Vice President of Distribution
                                                        and Marketing for U.S. institutional services business (1998-2000) Fidelity
                                                        Investments.
------------------------------------------------------------------------------------------------------------------------------------
George R. Aylward          Executive Vice President     Senior Vice President and Chief Executive Officer, Asset Management, The
DOB: 8/17/64               since 2004.                  Phoenix Companies, Inc. (2004-present). Executive Vice President and Chief
                                                        Operating Officer, Phoenix Investment Partners, Ltd. (2004-present). Vice
                                                        President, Phoenix Life Insurance Company (2002-2004). Vice President, The
                                                        Phoenix Companies, Inc. (2001-2004). Vice President, Finance, Phoenix
                                                        Investment Partners, Ltd. (2001-2002). Assistant Controller, Phoenix
                                                        Investment Partners, Ltd. (1996-2001). Executive Vice President, certain funds within the Phoenix Funds Family (2004-present).
------------------------------------------------------------------------------------------------------------------------------------
Francis G. Waltman         Senior Vice President        Senior Vice President, Product Development and Management, Phoenix
DOB: 7/27/62               since 2004.                  Investment Partners, Ltd. (2005-present), Senior Vice President and Chief
                                                        Administrative Officer, Phoenix Investment Partners, Ltd., (2003-2004).
                                                        Senior Vice President and Chief Administrative Officer, Phoenix Equity
                                                        Planning Corporation (1999-2003), Senior Vice President, certain funds within the Phoenix Fund Family (2004-present).
------------------------------------------------------------------------------------------------------------------------------------
Marc Baltuch               Vice President and Chief     Chief Compliance Officer, Zweig-DiMenna Associates LLC (1989-present); Vice
900 Third Avenue           Compliance Officer since     President and Chief Compliance Officer, certain Funds within the Phoenix
New York, NY 10022         2004.                        Fund Complex (2004-present); Vice President, The Zweig Total Return Fund,
DOB: 9/23/45                                            Inc. (2004-present); Vice President, The Zweig Fund, Inc. (2004-present);
                                                        President and Director of Watermark Securities, Inc. (1991-present);
                                                        Assistant Secretary of Gotham Advisors Inc. (1990-present); Secretary,
                                                        Phoenix-Zweig Trust (1989-2003); Secretary, Phoenix-Euclid Market Neutral
                                                        Fund (1999-2002).
------------------------------------------------------------------------------------------------------------------------------------
Nancy G. Curtiss           Chief Financial Officer      Assistant Treasurer (2001-present), Vice President, Fund Accounting (1994-
DOB: 11/24/52              since 2005 and Treasurer     2000), Treasurer (1996-2000), Phoenix Equity Planning Corporation. Vice
                           since 1996.                  President (2003-present), Phoenix Investment Partners, Ltd. Chief Financial
                                                        Officer and Treasurer, or Assistant Treasurer, certain funds within the
                                                        Phoenix Fund Complex (1994-present).
------------------------------------------------------------------------------------------------------------------------------------
Kevin J. Carr              Vice President,              Vice President and Counsel, Phoenix Life Insurance Company (May 2005-
One American Row           Chief Legal Officer,         present). Vice President, Counsel, Chief Legal Officer and Secretary of
Hartford, CT 06102         Counsel and                  certain funds within the Phoenix Fund Complex (May 2005-present). Compliance
DOB: 8/30/54               Secretary since 2005.        Officer of Investments and Counsel, Travelers Life & Annuity Company
                                                        (January 2005-May 2005). Assistant General Counsel, The Hartford Financial
                                                        Services Group (1999-2005).
------------------------------------------------------------------------------------------------------------------------------------

PHOENIX MULTI-PORTFOLIO FUND

101 Munson Street
Greenfield, MA 01301

TRUSTEES                                                                     INVESTMENT ADVISERS
E. Virgil Conway                                                             Phoenix Investment Counsel, Inc.
Harry Dalzell-Payne                                                          56 Prospect Street
S. Leland Dill                                                               Hartford, CT 06115-0480
Francis E. Jeffries
Leroy Keith, Jr.                                                             Duff & Phelps Investment Management Co.
Marilyn E. LaMarche                                                          (Phoenix Real Estate Securities Fund)
Philip R. McLoughlin                                                         55 East Monroe Street, Suite 3600
Geraldine M. McNamara                                                        Chicago, IL 60603
Everett L. Morris
James M. Oates                                                               PRINCIPAL UNDERWRITER
Donald B. Romans                                                             Phoenix Equity Planning Corporation
Richard E. Segerson                                                          One American Row
Ferdinand L. J. Verdonck                                                     Hartford, CT 06102
Lowell P. Weicker, Jr.
                                                                             TRANSFER AGENT
OFFICERS                                                                     Phoenix Equity Planning Corporation
Daniel T. Geraci, President                                                  One American Row
George R. Aylward, Executive Vice President                                  Hartford, CT 06102
Francis G. Waltman, Senior Vice President
Marc Baltuch, Vice President and Chief Compliance Officer                    CUSTODIANS
Nancy G. Curtiss, Chief Financial Officer and Treasurer                      Brown Brothers Harriman & Co.
Kevin J. Carr, Vice President, Chief Legal Officer, Counsel and Secretary    (Phoenix International Strategies Fund)
                                                                             40 Water Street
-------------------------------------------------------------------------    Boston, MA 02109
IMPORTANT NOTICE TO SHAREHOLDERS
The Securities and Exchange Commission has modified mailing regulations      State Street Bank and Trust Company
for semiannual and annual shareholder fund reports to allow mutual fund      P.O. Box 5501
companies to send a single copy of these reports to shareholders who         Boston, MA 02206-5501
share the same mailing address. If you would like additional copies,
please call Mutual Fund Services at 1-800-243-1574.                          INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
-------------------------------------------------------------------------    PricewaterhouseCoopers LLP
                                                                             125 High Street
                                                                             Boston, MA 02110

                                                                             HOW TO CONTACT US
                                                                             Mutual Fund Services                  1-800-243-1574
                                                                             Advisor Consulting Group              1-800-243-4361
                                                                             Telephone Orders                      1-800-367-5877
                                                                             Text Telephone                        1-800-243-1926
                                                                             Web site                            PHOENIXFUNDS.COM

                   This page intentionally left blank.

--------------------------------------------------------------------------------
                                                                 ---------------
                                                                    PRESORTED
                                                                    STANDARD
                                                                  U.S. POSTAGE
                                                                      PAID
                                                                  Louisville, KY
                                                                 Permit No. 1051
                                                                 ---------------

[LOGO] PHOENIXFUNDS(SM)

PHOENIX EQUITY PLANNING CORPORATION
P.O. Box 150480
Hartford, CT 06115-0480

For more information about Phoenix mutual funds, please call your financial representative, contact us at 1-800-243-1574 or visit PHOENIXFUNDS.COM.

NOT INSURED BY FDIC/NCUSIF OR ANY FEDERAL GOVERNMENT AGENCY.
NO BANK GUARANTEE. NOT A DEPOSIT. MAY LOSE VALUE.

PXP490                                                                      1-06

--------------------------------------------------------------------------------
[LOGO]  HARRIS
        INSIGHT FUNDS(TM)

                                  ANNUAL REPORT
--------------------------------------------------------------------------------

                                DECEMBER 31, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  NOT FDIC INSURED               MAY LOSE VALUE              NO BANK GUARANTEE
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

            PORTFOLIO MANAGEMENT REVIEW
                         Fund Summaries    Page     2 - 27

           PORTFOLIO HOLDINGS BY SECTOR    PAGE     28 - 29

           DISCLOSUERE OF FUND EXPENSES    PAGE     30 - 32

                        TAX INFORMATION    PAGE     33

               STATEMENTS OF NET ASSETS
                    MONEY MARKET FUNDS:
           Government Money Market Fund    Page     34
                      Money Market Fund    Page     35
           Tax-Exempt Money Market Fund    Page     38

                    FIXED INCOME FUNDS:
                              Bond Fund    Page     44
                   High Yield Bond Fund    Page     48
      Intermediate Government Bond Fund    Page     53
      Intermediate Tax-Exempt Bond Fund    Page     55
           Short/Intermediate Bond Fund    Page     60
                   Tax-Exempt Bond Fund    Page     65
         Ultra Short Duration Bond Fund    Page     68

                          EQUITY FUNDS:
                          Balanced Fund    Page     70
                       Core Equity Fund    Page     76
                  Emerging Markets Fund    Page     78
                            Equity Fund    Page     81
                             Index Fund    Page     83
                     International Fund    Page     90
                  Small-Cap Growth Fund    Page     93
             Small-Cap Opportunity Fund    Page     95
                   Small-Cap Value Fund    Page     98

               STATEMENTS OF OPERATIONS    PAGE     102

    STATEMENTS OF CHANGES IN NET ASSETS    PAGE     106

                  FIANANCIAL HIGHLIGHTS    PAGE     114

          NOTES TO FINANCIAL STATEMENTS    PAGE     134

REPORT OF INDEPENDENT REGISTERED PUBLIC
                        ACCOUNTING FIRM    PAGE     155

                        FUND MANAGEMENT    PAGE     156

                           PORTFOLIO MANAGEMENT REVIEW
--------------------------------------------------------------------------------
                               MONEY MARKET FUNDS
--------------------------------------------------------------------------------

                          GOVERNMENT MONEY MARKET FUND

INVESTMENT OBJECTIVE: The Fund seeks to provide as high a level of current income from government obligations as is consistent with preservation of capital and liquidity.

MANAGER'S OVERVIEW: Coming on the heels of five consecutive 25-basis point rate increases with every expectation of those interventions continuing, the Fund began 2005 with a slightly shorter average maturity than its peer universe. As securities matured, the Fund reinvested in short discount notes and repurchase agreements. There were two principal benefits from this investment strategy of reinvesting in shorter maturities: (a) the Fund's duration was reduced and (b) a more than ample stock of liquidity was provided as protection against the anticipated Fed interest rate increases.

Near the end of the second quarter, the Fund was able to increase its percentage of floating-rate securities to a level above 50% through the purchase of some desirable monthly and quarterly agency floaters. Towards the end of the year, the opportunity to utilize longer-maturity product was nearly exhausted. As a result of this drought, the Fund continued to stockpile a significant amount of front-end liquidity. At year end, after eight consecutive 25-basis point rate increases by the Federal Reserve, the Fund had in excess of 70% of its securities maturing or resetting within 30 days.

With the possibility of continued interest rate increases in early 2006, the Fund is positioned to take advantage of any rate changes while seeking to provide principal protection and ample liquidity to shareholders.

                                MONEY MARKET FUND

INVESTMENT OBJECTIVE: The Fund seeks to provide as high a level of current income as is consistent with its investment policies and with preservation of capital and liquidity.

MANAGER'S OVERVIEW: In anticipation of continued Federal Reserve rate increases, the Fund began 2005 slightly shorter in maturity than its peer universe. Subsequent maturing securities were reinvested in short commercial paper, time deposits and repurchase agreements. This strategy consistently lowered the Fund's duration and provided an ample pool of liquidity as protection against the expected aggressive Federal Reserve monetary policy.

Beginning midway through the second quarter, the Fund's first round of callable agency holdings matured, thereby relieving the Fund of issues that were purchased during the prior year. As the year went on, and the string of consecutive Federal Reserve rate increases continued, there was little or no opportunity to utilize securities with longer maturities. As a result, the Fund continued to stockpile a significant amount of front-end liquidity. At year end, after eight 25-basis point Federal Reserve rate increases, the Fund had in excess of 93% of its assets maturing or resetting within 30 days, and finished the year with over 62% of the assets in fixed-rate securities.

With the possibility of continued interest rate increases in early 2006, the Fund is positioned to take advantage of any rate changes while seeking to provide principal protection and ample liquidity to shareholders.

                          TAX-EXEMPT MONEY MARKET FUND

INVESTMENT OBJECTIVE: The Fund seeks to provide as high a level of current income that is exempt from federal income taxes as is consistent with its investment policies and with preservation of capital and liquidity.

MANAGER'S OVERVIEW: The Federal Reserve continued with its tightening policy throughout 2005, as they raised rates 8 times. By year end, the Fed Funds rate was at 4.25%. Anticipating these moves, the Fund maintained an overweight in variable-rate securities. This defensively positioned the Fund, as rates continued to increase. This structure also provided the necessary liquidity for when corporate and individual tax payments were due. With rates rising and a very flat short-term yield curve, there was little incentive to purchase securities in the 1-year maturity range. This resulted in the Fund's average-days-to-maturity to decline throughout the year. The annual tax-exempt note season began at the start of the third quarter and was met with flat demand. Investors continued to be reluctant to purchase securities with longer-dated maturities. As would be expected, demand for variable-rate securities and short maturities (6 months and shorter) remained strong throughout the year.

      Overall the Fund did and will continue to implement the strategy of staying liquid and investing in short securities until the Federal Reserve signals that they have completed the current tightening cycle.

                                    BOND FUND
--------------------------------------------------------------------------------

PERFORMANCE BENCHMARK: Lehman Brothers Aggregate Bond Index -- an index composed of the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index including Treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

INVESTMENT OBJECTIVE: The Fund seeks to provide a high level of total return, including a competitive level of current income.

MANAGER'S OVERVIEW: Faced with a challenging environment for fixed-income investments, the Fund's Institutional Shares posted relatively solid results in 2005, returning 2.44% versus 2.43% for the Fund's benchmark.

      Within the fixed-income markets, for the second year in a row, 2005's overriding theme remained the yield-curve conundrum. That is, despite the Federal Reserve's incessant upward pressure on short-term rates, the 10-year Treasury rate proved well behaved, never nearing the consensus 5.00% forecast but instead trading in a narrow band between 4.00% and 4.50% for most of the year. Even more surprisingly, further out the yield curve, rates actually declined with the 30-year Treasury yield ending the year some 30 basis points below its 2004 year-end mark. As a result of these rate moves, the yield curve (measured by the basis-points spread between two-year and 10-year Treasury rates) narrowed dramatically. However, as sanguine a market as this rate landscape may suggest, away from the Treasury curve, results were a bit different. For the first time since 2002's corporate debacle, the spread sectors, on average, underperformed. Most markedly, investment-grade corporate bonds were the biggest laggards, posting 115 basis points of negative excess returns versus comparable treasuries. Likewise, results for the securitized sectors trailed as a flattening curve and moderating demand served to widen mortgage spreads even given the positive fundamentals of low volatility and predictable prepayments. However, despite the drag of the spread sectors on average, significant pockets of outperformance existed. For example, within corporates, negative results were primarily issue- or subsector-specific, i.e., driven primarily by the sharp deterioration in autos rather than a secular widening in credit spreads.

      For the Fund, the year's results were driven by a combination of factors. Although its overweight to the non-Treasury sectors appeared to be a negative, within these sectors, issue selection proved a plus. For example, while fixed-rate mortgages lagged treasuries by some 37 basis points on the year, the Fund's bias toward adjustable rate alternatives (i.e., hybrid ARMs) was a net positive contributor. Similarly, having upgraded the Fund's average credit quality, the Fund avoided some of the sharp underperformance of the lower-rated alternatives (e.g., autos). On the duration front, although positioned overall neutral versus its benchmark, the Fund's continued focus on a barbelled versus bulleted term structure was a plus. Specifically, the Fund's strategic overweight to short- (two-

--------------------------------------------------------------------------------

                     GROWTH OF A $10,000 INVESTMENT IN THE
                               BOND FUND AND THE
                   LEHMAN BROTHERS AGGREGATE BOND INDEX FROM
                     INCEPTION THROUGH DECEMBER 31, 2005.*

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

Date               Index     Institutional Shares  N Shares    A Shares
----              -------    --------------------  --------    --------
Apr-96            $10,000           $10,000        $10,000     $ 9,550
Dec-96             10,609            10,540         10,527      10,054
Dec-97             11,636            11,532         11,489      10,972
Dec-98             12,645            12,354         12,276      11,725
Dec-99             12,541            12,241         12,134      11,589
Dec-00             14,000            13,839         13,685      13,070
Dec-01             15,182            14,991         14,787      14,122
Dec-02             16,740            16,067         15,808      15,098
Dec-03             17,426            16,698         16,388      15,652
Dec-04             18,182            17,378         17,013      16,249
Dec-05             18,624            17,802         17,403      16,604

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/05

                                                                        Since
                                            1 Year       5 Year      Inception**
--------------------------------------------------------------------------------
Institutional Shares                         2.44%        5.16%         6.12%
N Shares                                     2.29%        4.92%         5.88%
A Shares                                    -2.40%        3.95%         5.37%

 * The information shown above assumes the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund reflects the deduction of an initial sales charge of 4.50%.

** The inception date for the Fund's performance is April 16, 1996 with respect to the Institutional Shares, and April 22, 1996 with respect to the N Shares and A Shares. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

      PERFORMANCE FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL AMOUNT INVESTED. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE RETURNS QUOTED. FOR THE FUNDS' MOST RECENT MONTH-END PERFORMANCE PLEASE CALL 1-800-982-8782 OR VISIT WWW.HARRISINSIGHT.COM.

--------------------------------------------------------------------------------

years and under maturities) and longer-term issues (10-year and longer maturities) versus more intermediate-term (three-to-five-years) alternatives benefited performance as the yield curve flattened sharply on the year.

      Going forward into 2006, we anticipate that the Fund will continue to be positioned defensively versus its benchmark, with a modest bias toward further curve flattening. Likewise, the Fund's broad sector diversification is expected to be maintained. However, given the potential for credit surprises, our preference for higher-quality alternatives persists.

                              HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

PERFORMANCE BENCHMARK: Bear Stearns High Yield Bond Index -- an index comprised of below investment grade U.S. dollar-denominated corporate bonds. Qualifying bonds must have at least one year remaining term to maturity and a minimum amount outstanding of $100 million.

INVESTMENT OBJECTIVE: The Fund seeks to provide a high level of total return through a combination of income and capital appreciation.

MANAGER'S OVERVIEW: After strong performance in 2003 and 2004, 2005 proved to be a difficult year for the high-yield market with the Bear Stearns High Yield Index up only 1.79%. The story of the year in high yield was the volatility and disruption caused by the well-documented troubles of General Motors and Ford Motor and the resultant impact on the auto parts sector. First downgraded to high yield in the spring of 2005 by Standard & Poors, GM ended the year rated B1/B, with many industry watchers fearful of a potential bankruptcy filing. Ford, plagued by many of the same issues facing GM, ended the year in the high-yield world as well with ratings of BB+/Ba1 and trending downward. Decreasing sales and production cuts at both GM and Ford left their parts suppliers in an increasingly difficult financial situation, culminating with the bankruptcy of Delphi Corp. in the fall of 2005. For the year, the auto sector posted a return of (-12.71%).

      Not surprisingly given the difficult return environment, demand for high-yield bonds was lower in 2005 than in the recent past. In total, $11.7 billion, or 8.7% of assets, flowed out of mutual funds in 2005 (AMG). As a result, global new issuance in the primary market fell off from record levels of $159 billion in 2004 to $117 billion in 2005 (Merrill Lynch). On the fundamental side, the combination of a stable economy and low interest rates continued to help default rates remain historically low with the Standard & Poors (S&P) 12-month trailing default rate in the United States ending the year at 1.88%. S&P currently forecasts that the U.S. default rate will reach 2.9% by the end of 2006 which remains low relative to historical averages.

      The Institutional Shares class of the Fund, returned 1.94% in 2005, outperforming the benchmark. Performance relative to the benchmark was helped by our very low exposure to the auto sector (-12.71% return for the year), an underweight position in the poorly performing utility sector (-1.40% return) and a very low weighting in the riskiest, CCC segment of the market which returned 0.97% for the year relative to B's at 3.22% and BB's at 1.19%. Performance was hindered by our underweight position in the telecommunications sector (+8.26% return) and an overweight position in paper and forest products (-5.02% return). We continue to believe that the well diversified, high quality nature of the Fund will result in an attractive, low relative volatility return profile going forward.

--------------------------------------------------------------------------------

                      GROWTH OF A $10,000 INVESTMENT IN THE
                          HIGH YIELD BOND FUND AND THE
                       BEAR STEARNS HIGH YIELD BOND INDEX
                   FROM INCEPTION THROUGH DECEMBER 31, 2005.*

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

Date               Index     Institutional Shares  N Shares    A Shares
----              -------    --------------------  --------    --------
Jul-99            $10,000            $10,000       $10,000     $ 9,550
Dec-99             10,018             10,265        10,253       9,796
Dec-00              9,336             10,882        10,837      10,353
Dec-01              9,841             11,755        11,693      11,171
Dec-02              9,742             11,765        11,659      11,139
Dec-03             12,560             13,900        13,718      13,106
Dec-04             13,933             15,380        15,133      14,458
Dec-05             14,183             15,678        15,402      14,701

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/05

                                                                        SINCE
                                                   1 YEAR   5 YEAR   INCEPTION**
                                                   -----------------------------
Institutional Shares                                1.94%    7.58%      7.19%
N Shares                                            1.78%    7.28%      6.89%
A Shares                                           -2.92%    6.29%      6.13%

* The information shown above assumes the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund reflects the deduction of an initial sales charge of 4.50%.

** The inception date for the Fund's performance with respect to the Institutional Shares, N Shares, and A Shares is July 12, 1999. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

      Performance information includes the performance of the High Yield Bond Fund's predecessor collective fund for periods before the Fund commenced operations. Performance for the collective fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The collective fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the collective fund had been registered under the 1940 Act, its performance may have been adversely affected. The collective fund did not impose any charges that correspond to the advisory and other fees of the High Yield Bond Fund. Therefore, the quoted performance figures reflect the reduction of expenses of 0.61%, 0.86%, and 0.86%, the estimated expense ratio of the Institutional Shares, N Shares and A Shares of the High Yield Bond Fund, respectively, at the inception of its operations.

      PERFORMANCE FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL AMOUNT INVESTED. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE RETURNS QUOTED. FOR THE FUNDS' MOST RECENT MONTH-END PERFORMANCE PLEASE CALL 1-800-982-8782 OR VISIT WWW.HARRISINSIGHT.COM.

--------------------------------------------------------------------------------

                        INTERMEDIATE GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

PERFORMANCE BENCHMARK: Lehman Brothers Intermediate Government Bond Index -- an index comprised of all public obligations of the U.S. Treasury, excluding flower bonds and foreign targeted issues, all publicly issued debt of U.S. Government agencies and quasi-federal corporations and corporate debt guaranteed by the U.S. Government. All issues have maturities between 1 and 9.9997 years and an outstanding par value of at least $100 million dollars. Price, coupon and total return are reported on a month-end to month-end basis.

INVESTMENT OBJECTIVE: The Fund seeks to provide a high level of current income, consistent with the preservation of capital.

MANAGER'S OVERVIEW: 2005 will be remembered as the final year of Alan Greenspan's tenure at the Federal Reserve and for his consistent, measured approach to policy. Eight Federal Reserve meetings resulted in eight 25-basis point tightening moves, bringing the Fed Funds rate to 4.25% at year-end. Despite the rise in short interest rates, longer-maturity yields remained stable on a year-over-year basis. Moderate inflation, despite rising oil prices, as well as continued overseas demand due to petrodollars, provided a strong demand for longer-dated securities. The year's biggest news story, Hurricane Katrina, had an enormous emotional and psychological impact on the American public, yet had a very modest and short-lived impact on the financial markets. As a result, 10-year yields closed a mere 17 basis points higher on the year while 30-year yields declined by 29 basis points, resulting in a dramatic reshaping of the yield curve. In fact, the yield spread between two- and 10-year maturities ended the year at zero. 30-year performance was also assisted by reinvigorated investor demand for long term paper due to pending pension reform legislation expected to be passed in 2006.

      Rising short term yields along with stable longer rates delivered positive yet modest returns for 2005. The Lehman Treasury Index returned 2.79% for 2005; however, looking at the index by maturity, we find the intermediate Treasury index returned 1.56%, while the long Treasury index returned 6.5% -- an almost four-toone margin. The spread sectors struggled during the year, producing positive returns on an absolute basis, but floundered relative to Treasury returns. In fact, only Agencies, Commercial Mortgage-Backed Securities (CMBS) and Asset-Backed Securities (ABS) were able to produce positive, albeit modest, returns of 12-, 15- and 30-basis points, respectively, in excess of treasuries as

--------------------------------------------------------------------------------

                      GROWTH OF A $10,000 INVESTMENT IN THE
                   INTERMEDIATE GOVERNMENT BOND FUND AND THE
               LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX
                   FOR THE 10 YEARS ENDED DECEMBER 31, 2005.*

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

Date               Index     Institutional Shares  N Shares    A Shares
----              -------    --------------------  --------    --------
Jan-96            $10,000             $10,000      $10,000    $ 9,650
Dec-96             10,406              10,406       10,386     10,025
Dec-97             11,209              11,220       11,171     10,782
Dec-98             12,160              12,057       11,973     11,557
Dec-99             12,220              11,960       11,848     11,436
Dec-00             13,499              13,536       13,376     12,911
Dec-01             14,636              14,583       14,375     13,875
Dec-02             16,047              16,099       15,830     15,280
Dec-03             16,414              16,487       16,170     15,608
Dec-04             16,796              16,990       16,622     16,044
Dec-05             17,078              17,412       17,007     16,403

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/05

                                                      1 YEAR   5 YEAR    10 YEAR
                                                      --------------------------
Institutional Shares                                    2.49%    5.17%    5.70%
N Shares                                                2.32%    4.92%    5.45%
A Shares                                               -1.34%    4.16%    5.07%

* The information shown above assumes the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund reflects the deduction of an initial sales charge of 3.50%.

      Performance information includes the performance of the Intermediate Government Bond Fund's predecessor collective fund for periods before the Fund commenced operations. Performance for the collective fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The collective fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the collective fund had been registered under the 1940 Act, its performance may have been adversely affected. The collective fund did not impose any charges that correspond to the advisory and other fees of the Intermediate Government Bond Fund. Therefore, the quoted performance figures reflect the reduction of expenses of 0.50%, 0.75%, and 0.75%, the estimated expense ratios of the Institutional Shares, N Shares, and A Shares of the Intermediate Government Bond Fund, respectively, at the inception of its operations.

      PERFORMANCE FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL AMOUNT INVESTED. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE RETURNS QUOTED. FOR THE FUNDS' MOST RECENT MONTH-END PERFORMANCE PLEASE CALL 1-800-982-8782 OR VISIT WWW.HARRISINSIGHT.COM.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

calculated by Lehman Brothers. The two more prominent investment grade sectors, Mortgage-Backed Securities (MBS) and Corporate bonds, lagged comparable duration treasuries throughout the year by 37- and 85-basis points, respectively, according to Lehman Brothers.

      The Fund's Institutional Shares class posted a return of 2.49% for the year, besting the benchmark's return of 1.68%. The returns were the result of an overweight to government-guaranteed commercial mortgages and ABS, which performed well during the year. These overweights were reduced heading into the fourth quarter in anticipation of year-end spread widening. A defensive duration, as well as term structure position (barbell), was in place throughout most of the year. This structure performed well during the yield curve flattening and contributed to the Fund's strong performance.

      Looking forward, we anticipate that the Fund will continue to maintain its defensive duration position as long as the Federal Reserve remains in a tightening mode. With the yield curve near zero, the barbell-term structure is expected to be reduced. We expect to increase exposure to the spread sectors when valuations are compelling.

                       INTERMEDIATE TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------

PERFORMANCE BENCHMARK: Lehman Brothers 3-15 Year Blend Municipal Bond Index -- an index comprised of 31,231 bonds. The bonds are investment-grade or better, have maturities between 2 and 17 years, and are selected from issues larger than $50 million dated since 1991.

INVESTMENT OBJECTIVE: The Fund seeks to provide a high level of current income that is exempt from federal income tax.

MANAGER'S OVERVIEW: The fixed income environment for 2005 was much better than most market strategists predicted, given bearish sentiment concerning interest rates. As the U.S. economy continued to improve and global growth expanded, municipal rates were challenged by the continued increase of the Fed Funds Rate to 4.25%. As the year began, the bond market was focusing on inflation, budget deficits and record oil prices. Hurricane catastrophes added to market uncertainty. Property/casualty insurance companies, normally significant municipal buyers, reversed course and were net sellers. In spite of these factors, as the year concluded, the municipal market offered ample demand, even against a backdrop of record new issuance. The growth of municipal hedge funds and tender-option bond programs continued as they took advantage of the relatively steep municipal yield curve and a sound credit environment. Risk was generously rewarded during 2005 as tobacco bonds and lower-rated hospital bonds outperformed. The yield curve flattened significantly thereby rewarding longer-duration securities.

      The Fund's strategies remained consistent throughout the year, emphasizing yield-curve management, security selection and sector rotation. The Fund underperformed versus the benchmark, as benchmark performance was directly linked to credit exposure and longer duration, where the Fund was underweight. Premium bonds enhanced performance for the year since coupon income was an important contributor to total return. The Fund's modest exposure to the hospital sector outperformed.

      Going forward, we expect to continue to emphasize our past successes in quality security selection combined with premium-bond structures in the intermediate-maturity range. Upon conclusion of Federal Reserve tightening, expected some time this year, the yield curve should steepen, which will benefit the Fund's performance. The Fund will seek to reduce its overweight to pre-refunded bonds as market conditions permit. The two most significant determinants of the direction of interest rates should be expectations of continued Federal Reserve tightening and the inflation outlook. Volatility is likely to increase against a background of budget deficits, trade imbalances and unpredictable world events. The Fund is well positioned for 2006, with overweights in premium structures and high-quality specialty states that we expect will outperform in a volatile interest rate environment.

--------------------------------------------------------------------------------

                      GROWTH OF A $10,000 INVESTMENT IN THE
                    INTERMEDIATE TAX-EXEMPT BOND FUND AND THE
                 LEHMAN BROTHERS 3-15 YEAR BLEND MUNICIPAL BOND
                INDEX FOR THE 10 YEARS ENDED DECEMBER 31, 2005.*

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

Date               Index     Institutional Shares  N Shares    A Shares
----              -------    --------------------  --------    --------
Jan-96            $10,000             $10,000      $10,000     $ 9,650
Dec-96             10,446              10,306       10,280       9,920
Dec-97             11,316              10,967       10,912      10,529
Dec-98             12,036              11,508       11,422      11,022
Dec-99             11,979              11,458       11,344      10,947
Dec-00             13,169              12,743       12,585      12,144
Dec-01             13,863              13,454       13,254      12,789
Dec-02             15,202              14,775       14,519      14,011
Dec-03             15,979              15,461       15,156      14,625
Dec-04             16,580              15,927       15,574      15,028
Dec-05             16,953              16,276       15,887      15,319

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/05

                                1 YEAR      5 YEAR     10 YEAR
      --------------------------------------------------------
      Institutional Shares       2.19%       5.02%      4.99%
      N Shares                   2.01%       4.77%      4.74%
      A Shares                  -1.60%       4.02%      4.36%

* The information shown above assumes the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund reflects the deduction of an initial sales charge of 3.50%. Performance information includes the performance of the Intermediate Tax-Exempt Bond Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the Intermediate Tax-Exempt Bond Fund. Therefore, the quoted performance figures reflect the reduction of expenses of 0.80%, 1.05%, and 1.05%, the estimated expense ratios of the Institutional Shares, N Shares, and A Shares of the Intermediate Tax-Exempt Bond Fund, respectively, at commencement of operations.

      PERFORMANCE FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL AMOUNT INVESTED. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE RETURNS QUOTED. FOR THE FUNDS' MOST RECENT MONTH-END PERFORMANCE PLEASE CALL 1-800-982-8782 OR VISIT WWW.HARRISINSIGHT.COM.

      A PORTION OF INCOME MAY BE SUBJECT TO SOME STATE AND/OR LOCAL TAXES AND, FOR CERTAIN INVESTORS, A PORTION MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX.

--------------------------------------------------------------------------------

                          SHORT/INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

PERFORMANCE BENCHMARK: Lehman Brothers Intermediate Government/Credit Bond Index -- a weighted composite of (i) the Lehman Brothers Intermediate Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. Government or any agency thereof, quasi-federal corporations, and corporate debt guaranteed by the U.S. Government with a maturity of between one and ten years and (ii) the Lehman Brothers Corporate Bond Index, which is comprised of all public fixed-rate, non-convertible investment-grade domestic corporate debt with a maturity of between one and ten years excluding collateralized mortgage obligations.

INVESTMENT OBJECTIVE: The Fund seeks to provide a high level of total return, including a competitive level of current income.

MANAGER'S OVERVIEW: Faced with a challenging environment for fixed-income investments, the Fund's Institutional Shares posted a return of 1.36% versus the benchmark's return of 1.58%. Within the fixed-income markets, for the second year in a row, 2005's overriding theme remained the yield-curve conundrum. That is, despite the Federal Reserve's incessant upward pressure on short-term rates, the 10-year Treasury rate proved well behaved, never nearing the consensus 5.00% forecast but instead trading in a narrow band between 4.00% and 4.50% for most of the year. Even more surprisingly, farther out on the yield curve, rates actually declined with the 30-year Treasury yield ending the year some 30 basis points below its 2004 year-end mark. As a result of these rate moves, the yield curve (measured by the basis-points spread between two-year and 10-year Treasury rates) narrowed dramatically. However, as sanguine a market as this rate landscape may suggest, away from the Treasury curve, results were a bit different. For the first time since 2002's corporate debacle, the spread sectors, on average, underperformed. Most markedly, investment-grade corporate bonds were the biggest laggards, posting 115 basis points of negative excess returns versus comparable treasuries. Likewise, results for the securitized sectors trailed as a flattening curve and moderating demand served to widen mortgage spreads even given the positive fundamentals of low volatility and predictable prepayments. However, despite the drag of the spread sectors on average, significant pockets of outperformance existed. For example, within corporates, negative results were primarily issue- or subsector-specific, i.e., driven primarily by the sharp deterioration in autos rather than a secular widening in credit spreads.

--------------------------------------------------------------------------------

                      GROWTH OF A $10,000 INVESTMENT IN THE
                   SHORT/INTERMEDIATE BOND FUND AND THE LEHMAN
                  BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND
                INDEX FROM INCEPTION THROUGH OR FOR THE 10 YEARS
                            ENDED DECEMBER 31, 2005.*

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

Date              Index    Institutional Shares
----             -------   --------------------
Feb-96           $10,000         $10,000
Dec-96            10,439          10,361
Dec-97            11,260          11,102
Dec-98            12,208          11,881
Dec-99            12,256          11,978
Dec-00            13,496          13,223
Dec-01            14,705          14,263
Dec-02            16,152          15,176
Dec-03            16,848          15,800
Dec-04            17,360          16,261
Dec-05            17,634          16,482



[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

Date              Index       N Shares    A Shares
----             -------      --------    --------
1-Jan-96         $10,000      $10,000     $ 9,650
Dec-96            10,405       10,351       9,985
Dec-97            11,223       11,064      10,673
Dec-98            12,168       11,810      11,393
Dec-99            12,215       11,877      11,457
Dec-00            13,451       13,079      12,618
Dec-01            14,656       14,073      13,576
Dec-02            16,098       14,937      14,409
Dec-03            16,792       15,512      14,964
Dec-04            17,302       15,925      15,363
Dec-05            17,575       16,114      15,532

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/05

                                                    10 YEAR/
                          1 YEAR      5 YEAR      INCEPTION**
-------------------------------------------------------------
Institutional Shares       1.36%       4.50%         5.20%
N Shares                   1.19%       4.26%         4.89%
A Shares                  -2.40%       3.50%         4.50%

* The information shown above assumes the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund reflects the deduction of an initial sales charge of 3.50%.

** The inception date for the Fund's performance is February 26, 1996 with respect to the Institutional Shares. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

      PERFORMANCE FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL AMOUNT INVESTED. THE GRAPHS AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE RETURNS QUOTED. FOR THE FUNDS' MOST RECENT MONTH-END PERFORMANCE PLEASE CALL 1-800-982-8782 OR VISIT WWW.HARRISINSIGHT.COM.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      For the Fund, the year's results were driven by a combination of factors. While its overweight to the non-Treasury sectors appeared to be a negative, within these sectors, issue selection proved a plus. For example, while fixed-rate mortgages lagged treasuries by some 37 basis points on the year, the Fund's bias toward adjustable-rate alternatives (i.e., hybrid ARMs) was a net positive contributor. Similarly, having upgraded the Fund's average credit quality, the Fund avoided some of the sharp underperformance of the lower-rated alternatives (e.g., autos). On the duration front, positioned short relative to the duration of its benchmark, the Fund's continued focus on a barbelled versus bulleted term structure added to relative results. Specifically, the Fund's strategic overweight to short- (two-years and under maturities) and longer-term issues (10-year maturities) versus more intermediate-term (three-to-five-years) alternatives benefited performance, as the yield curve flattened sharply on the year.

      Going forward into 2006, we expect the Fund to continue to be positioned defensively versus its benchmark, with a modest bias toward further curve flattening. Likewise, the Fund's broad sector diversification is expected to be maintained. However, given the potential for credit surprises, our preference for higher-quality alternatives persists.

                              TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------

PERFORMANCE BENCHMARK: Lehman Brothers Municipal Bond Index -- an index comprised of 42,102 bonds. The bonds are all investment-grade, fixed-rate, long-term maturities (greater than two years) and are selected from issues larger than $50 million dated since January 1980.

INVESTMENT OBJECTIVE: The Fund seeks to provide a high level of current income that is exempt from federal income tax.

MANAGER'S OVERVIEW: The fixed income environment for 2005 was much better than most market strategists predicted, given bearish sentiment concerning interest rates. As the U.S. economy continued to improve and global growth expanded, municipal rates were challenged by the continued increase of the Fed Funds Rate to 4.25%. As the year began, the bond market was focusing on inflation, budget deficits and record oil prices. Hurricane catastrophes added to market uncertainty. Property/casualty insurance companies, normally significant municipal buyers, reversed course and were net sellers. In spite of these factors, as the year concluded, the municipal market offered ample demand, even against a backdrop of record new issuance. The growth of municipal hedge funds and tender-option bond programs continued as they took advantage of the relatively steep municipal yield curve and a sound credit environment. Risk was generously rewarded during 2005 as tobacco bonds and lower-rated hospital bonds outperformed. The yield curve flattened significantly thereby rewarding longer-duration securities.

      The Fund's strategies remained consistent throughout the year, emphasizing yield-curve management, security selection and sector rotation. The Fund underperformed versus the benchmark, as benchmark performance was directly linked to credit exposure and longer duration, where the Fund was underweight. Over half of the Fund is comprised of lower-yielding, high-quality pre-refunded bonds. The Fund's exposure to premium bonds in the intermediate maturity range helped returns.

      Going forward, we will continue to emphasize our past successes in quality security selection combined with premium-bond structures in the intermediate-maturity range. Upon conclusion of Federal Reserve tightening, expected some time this year, the yield curve should steepen, which will benefit the Fund's performance. The Fund will seek to reduce its overweight to pre-refunded bonds as market conditions permit. The two most significant determinants of the direction of interest rates should be expectations of continued Federal Reserve tightening and the inflation outlook. Volatility is likely to increase against a background of budget deficits, trade imbalances and unpredictable world events. The Fund is well positioned for 2006, with overweights in premium structures and high-quality specialty states that we expect will outperform in a volatile interest rate environment.

--------------------------------------------------------------------------------

                        GROWTH OF A $10,000 INVESTMENT IN
                THE TAX-EXEMPT BOND FUND AND THE LEHMAN BROTHERS
                  MUNICIPAL BOND INDEX FOR THE 10 YEARS ENDED
                               DECEMBER 31, 2005.*

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

Date               Index     Institutional Shares  N Shares    A Shares
----              -------    --------------------  --------    --------
Jan-96           $10,000             $10,000       $10,000    $ 9,550
Dec-96            10,443              10,376        10,343      9,878
Dec-97            11,403              11,262        11,199     10,695
Dec-98            12,142              11,812        11,717     11,189
Dec-99            11,892              11,449        11,328     10,818
Dec-00            13,281              13,099        12,929     12,347
Dec-01            13,962              13,887        13,673     13,057
Dec-02            15,302              15,473        15,196     14,512
Dec-03            16,115              16,372        16,039     15,317
Dec-04            16,837              16,938        16,552     15,807
Dec-05            17,428              17,405        16,980     16,203

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/05

                                                   1 YEAR     5 YEAR     10 YEAR
--------------------------------------------------------------------------------
Institutional Shares                                2.76%      5.85%      5.70%
N Shares                                            2.58%      5.60%      5.44%
A Shares                                           -2.12%      4.62%      4.94%

* The information shown above assumes the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund reflects the deduction of an initial sales charge of 4.50%.

     Performance information includes the performance of the Tax-Exempt Bond Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the Tax-Exempt Bond Fund. Therefore, the quoted performance figures reflect the reduction of expenses of 0.80%, 1.05%, and 1.05%, the estimated expense ratios of the Institutional Shares, N Shares, and A Shares of the Tax-Exempt Bond Fund, respectively, at commencement of operations.

     PERFORMANCE FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL AMOUNT INVESTED. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE RETURNS QUOTED. FOR THE FUNDS' MOST RECENT MONTH-END PERFORMANCE PLEASE CALL 1-800-982-8782 OR VISIT WWW.HARRISINSIGHT.COM.

     A PORTION OF INCOME MAY BE SUBJECT TO SOME STATE AND/OR LOCAL TAXES AND, FOR CERTAIN INVESTORS, A PORTION MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX.

--------------------------------------------------------------------------------

                         ULTRA SHORT DURATION BOND FUND
--------------------------------------------------------------------------------

PERFORMANCE BENCHMARK: Merrill Lynch 9-12 Months U.S. Treasury Notes and Bonds Index -- an index comprised entirely of public obligations outstanding of the U.S. Treasury. All issues have maturities between 9 months and 1 year and a minimum amount outstanding of $1 billion.

INVESTMENT OBJECTIVE: The Fund seeks to provide a high level of current income as is consistent with its investment policies and with preservation of capital and liquidity.

MANAGER'S OVERVIEW: During the past year, short-term interest rates rose dramatically as the Federal Reserve ratcheted the Fed Funds rate up 200 basis points to 4.25%. In spite of this large increase in short rates and overall flattening of the yield curve, the Fund outperformed the benchmark by 19 basis points --2.76% versus 2.57%. In addition, the Fund's return for the year ended December 31, 2005, was 22 basis points above the Lipper Ultra Short Obligations Universe peer group average which placed the Fund in the top third versus its peer group. This performance is even more impressive when taking into account the significant drop in assets in the Fund from nearly $51 million to $20 million.

      With the Federal Reserve continuing its path of removing monetary accommodation at a "measured pace" throughout 2005, the Fund's short-duration strategy relative to the Treasury index benefited the Fund's ultimate performance. A premature move to a more bullish strategy during the year constrained performance as the yield curve flattened. A heavy overweight to the spread sectors, especially short ABS, CMBS and corporate securities, contributed excess returns, as did selective sector rotation moves during the year.

      Recent economic and inflation data suggest sustainable growth and contained inflation expectations over the near term. Minutes from the December Federal Reserve meeting removed the accommodative monetary policy reference while affirming that "further monetary policy firming is likely to be needed." In light of the Federal Reserve comments alluding that the number of future tightenings "would not be large", the market is projecting another move by the Federal Reserve at its January 31 meeting, but only an even chance of another move at its March 28 meeting. With a new regime beginning, market focus will be on all Federal Reserve's comments, core inflation trends, consumer spending,

--------------------------------------------------------------------------------

                      GROWTH OF A $10,000 INVESTMENT IN THE
                     ULTRA SHORT DURATION BOND FUND AND THE
                  MERRILL LYNCH 9-12 MONTHS U.S. TREASURY NOTES
                     AND BONDS INDEX FROM INCEPTION THROUGH
                               DECEMBER 31, 2005.*

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

Date              Index    Institutional Shares
----              -----    --------------------
Mar-04            $10,000        $10,000
Jun-04              9,986         10,005
Sep-04             10,032         10,068
Dec-04             10,057         10,090
Mar-05             10,092         10,119
Jun-05             10,173         10,213
Sep-05             10,228         10,289
Dec-05             10,316         10,369

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/05

                                                         1 YEAR     INCEPTION**
--------------------------------------------------------------------------------
Institutional Shares                                      2.76%        2.09%

* The information shown above assumes the reinvestment of income dividends and capital gain distributions. Total returns for periods of less than one year are not annualized.

** The inception date for the Fund's performance is April 1, 2004, with respect to the Institutional shares. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

      PERFORMANCE FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL AMOUNT INVESTED. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE RETURNS QUOTED. FOR THE FUNDS' MOST RECENT MONTH-END PERFORMANCE PLEASE CALL 1-800-982-8782 OR VISIT WWW.HARRISINSIGHT.COM.

--------------------------------------------------------------------------------

housing data, geopolitical events and foreign purchases of U. S. debt auctions. The Fund is likely to remain conservative on the duration front, seek barbell term structure opportunities on market sell offs, and retain a heavy overweight in the spread sectors. Spread sector concentration on relative value in ABS and corporate securities may dominate activity.

                                 BALANCED FUND
--------------------------------------------------------------------------------

PERFORMANCE BENCHMARK: Lehman Brothers Aggregate Bond Index -- an index comprised of the Lehman Brothers/Corporate Index and the Mortgage-Backed Securities Index including Treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

      Russell 1000 Index -- an index of the 1,000 largest stocks in the Russell 3000 Index. The smallest company has a market capitalization of $563 million, whereas the largest company has a market capitalization of $372 billion. The total adjusted average market capitalization of the Russell 1000 Index was $80.7 billion at December 31, 2005.

INVESTMENT OBJECTIVE: The Fund seeks to provide current income and capital appreciation.

MANAGER'S OVERVIEW: At the beginning of 2005, our outlook for the capital markets was 1) that interest rates would rise, thus putting downward pressure on bond prices leading to marginally positive bond returns and 2) that real GDP growth and corporate profit improvement coupled with improving dividends would allow stocks to post high single-digit gains. The Fund, in order to benefit from these expectations, was underweighted in fixed-income securities and overweighted stocks throughout the year.

      As the year unfolded, interest rates did rise and, as expected, investment-grade bonds posted gains of about 2.5%. On the other hand, the benefits expected for equities from strong profit growth were muted by the continuous stream of Fed rate increases. Although stocks did outperform bonds, the gains were constrained to the 5-6% range for domestic equities. In this environment, the Fund's Institutional Shares, N Shares and A Shares classes posted gains of 7.45%, 7.18% and 7.14% (at NAV), for the year ended December 31, 2005.

      The excellent performance of the Fund was not only attributable to the favorable asset allocation structure noted above, but also to the fact that each asset class within the Fund achieved returns in excess of their respective market benchmarks and peer group averages. Bonds benefited from 1) a barbelled-term structure throughout the year as the yield curve flattened, 2) a high quality bias as more credit-sensitive sectors lagged, and 3) an emphasis on the more solidly structured alternatives within the asset- and mortgage-backed sectors. On the equity side of the Fund, both sector allocation and issue selection aided performance. Throughout the year, equities were overweight the energy sector, the best performing market sector by a wide margin and underweight the poorest performing sector, consumer discretionary. The Fund's holdings of Valero Energy (128%), Tesoro (98%), Peabody Energy (105%), and Burlington Resources (98%) were notable winners in the energy sector. Healthcare issues held such as Humana, PacifiCare and Celgene gained 80%, 60% and 144%, respectively, while housing supplier USG Corp. gained 61% and TXU Corp., a Texas utility holding company, advanced 60%.

--------------------------------------------------------------------------------

                      GROWTH OF A $10,000 INVESTMENT IN THE
                     BALANCED FUND, RUSSELL 1000 INDEX, AND
                      LEHMAN BROTHERS AGGREGATE BOND INDEX
                   FROM INCEPTION THROUGH DECEMBER 31, 2005.*

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

          Lehman Brothers
          Aggregate Bond    Russell 1000   Institutional
Date           Index            Index          Shares      N Shares    A Shares
----      ---------------   ------------   -------------   --------    --------
Mar-97        $10,000          $10,000        $10,000       $10,000    $ 9,450
Dec-97         11,030           13,081         12,024        12,172     11,426
Dec-98         11,986           16,615         13,059        13,181     12,270
Dec-99         11,888           20,089         12,889        12,980     12,074
Dec-00         13,271           18,524         14,476        14,542     13,520
Dec-01         14,391           16,218         14,650        14,669     13,652
Dec-02         15,868           12,707         13,329        13,323     12,388
Dec-03         16,519           16,505         15,905        15,859     14,751
Dec-04         17,236           18,387         18,023        17,927     16,671
Dec-05         17,655           19,540         19,365        19,214     17,862

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/05

                                                    1 YEAR   5 YEAR  INCEPTION**
Institutional Shares                                 7.45%    5.99%     7.83%
N Shares                                             7.18%    5.73%     7.78%
A Shares                                             1.26%    4.54%     6.88%

* The information shown above assumes the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund reflects the deduction of an initial sales charge of 5.50%.

** The inception date of the Fund's Institutional Shares is March 24, 1997 and for the N Shares, and A Shares is April 16, 1997. Inception for the Index begins on the month-end closest to the inception date of the fund (or class thereof).

      PERFORMANCE FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL AMOUNT INVESTED. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE RETURNS QUOTED. FOR THE FUNDS' MOST RECENT MONTH-END PERFORMANCE PLEASE CALL 1-800-982-8782 OR VISIT WWW.HARRISINSIGHT.COM.

--------------------------------------------------------------------------------

      Entering 2006, the Fund maintains the same asset-mix structure exhibited throughout 2005, that is, an above peer group position in equities relative to bonds. As the year unfolds, steady but moderate real GDP growth is anticipated. Accordingly, companies that can produce above-average sales growth should do well. These types of companies tend to be found more often in the growth universe rather than among value issues. Therefore, the Fund will continue a shift in emphasis from value-oriented equities toward larger-cap growth issues.

                                CORE EQUITY FUND
--------------------------------------------------------------------------------

PERFORMANCE BENCHMARK: S&P 500(R) Stock Index -- an index comprised of an unmanaged group of 500 widely held common stocks traded on the New York Stock Exchange, the American Stock Exchange and the over-the-counter market.

INVESTMENT OBJECTIVE: The Fund seeks to provide capital appreciation.

MANAGER'S OVERVIEW: Despite a good year, overall, for corporate profits (low double digit increase in S&P operating profits) and an approximate 3 to 4% real GDP growth in 2005, the market's return was a meager 4.9%. This is only about half its historic average return. Analysts' and economists' apparent excessive optimism had been muted in view of the 'unexpected' extent of the Federal Reserve's systematic course in raising short-term interest rates, the continuation of high energy costs, and the scope (and duration) of influence these have upon the economy. Somewhat on the macro upside, Iraq's parliamentary elections went through with much better than expected turnout, balancing out only moderately the ongoing lack of progress elsewhere in the Middle East.

      The benchmark's return for the year had weathered disastrous storms in the U.S. in addition to the previously mentioned continued pattern of Federal Reserve interest rate increases. These combined to create upward pressure on the costs of energy, as well as uncertainty as to the total impact upon consumers and the economy. Not unexpectedly, the worst performing area in the economy was the consumer discretionary sector. On the flip side, the energy sector was the strongest. On an attribution basis, overall the lowest P/E quintile was the best performing group (for the benchmark and the Fund).

      Not surprisingly, in view of these companies' overall growth in revenues and earnings, the positive contributors to return for the Fund during the year were; Apple, Marathon Oil, Lehman Brothers, and Caremark. Detractors from the Fund's returns were; Dell, Cendant, IBM, and Tyco -- companies which ultimately reported to have experienced a slowing of earnings growth.

      It was another solid year; the Fund significantly outperformed its benchmark and its Lipper Large-Cap Core peer managers' universe, attributable primarily to stock selection, and secondarily to sector allocation.

      Similar to what we reported last year related to 2005, major anticipated issues of influence for 2006 will be: interest rates and energy's extent of impact upon the consumer, businesses and the government. And further, how businesses, generally with solid balance sheets and cash balances, will prioritize spending on equipment,

--------------------------------------------------------------------------------

                      GROWTH OF A $10,000 INVESTMENT IN THE
                  CORE EQUITY FUND AND THE S&P 500 STOCK INDEX
                   FOR THE 10 YEARS ENDED DECEMBER 31, 2005.*

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

Date              Index    Institutional Shares    N Shares        A Shares
----              -----    --------------------    --------        --------
Jan-96           $10,000         $10,000            $10,000        $ 9,450
Dec-96            12,307          12,892             12,860         12,153
Dec-97            16,413          17,121             17,045         16,101
Dec-98            21,104          21,406             21,252         20,069
Dec-99            25,544          24,951             24,699         23,334
Dec-00            23,217          23,036             22,749         21,491
Dec-01            20,459          20,201             19,891         18,799
Dec-02            15,938          15,446             15,171         14,350
Dec-03            20,509          20,155             19,752         18,688
Dec-04            22,740          22,840             22,326         21,119
Dec-05            23,857          24,889             24,279         22,956

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/05

                                                  1 YEAR     5 YEAR     10 YEAR
Institutional Shares                               8.97%      1.56%       9.55%
N Shares                                           8.75%      1.31%       9.28%
A Shares                                           2.72%      0.19%       8.67%

* The information shown above assumes the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund reflects the deduction of an initial sales charge of 5.50%.

      Performance information includes the performance of the Core Equity Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the Core Equity Fund. Therefore, the quoted performance figures have been reduced to reflect expenses of 1.10%, 1.35%, and 1.45%, the estimated expense ratios of the Institutional Shares, N Shares, and A Shares of the Core Equity Fund, respectively, at commencement of operations.

      PERFORMANCE FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES WILL FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL AMOUNT INVESTED. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE RETURNS QUOTED. FOR THE FUNDS' MOST RECENT MONTH-END PERFORMANCE PLEASE CALL 1-800-982-8782 OR VISIT WWW.HARRISINSIGHT.COM.

--------------------------------------------------------------------------------

software, R&D, and labor to improve operating margins, competitiveness and efficiencies.

                              EMERGING MARKETS FUND
--------------------------------------------------------------------------------

PERFORMANCE BENCHMARK: MSCI Emerging Markets Free Index -- an index that measures the total returns of equity securities in all emerging markets followed by Morgan Stanley Capital International. Securities included in the index are weighted according to their market capitalization.

INVESTMENT OBJECTIVE: The Fund seeks to provide capital appreciation.

MANAGER'S OVERVIEW: Emerging Markets had another good year in 2005. 2005 marked the third consecutive year where emerging stocks have produced double digit returns. After a strong start early in the year, markets were rattled in March by a sudden and unexpected increase in risk aversion caused by news concerning Ford and General Motors and their debts, and the potential impact of these in the high risk markets, where emerging markets tend to be grouped. However, the markets recovered quickly and posted strong positive returns in each of the following three quarters. During most of 2005, Emerging Markets enjoyed the benefits of fairly positive global economic conditions, as well as a less volatile political climate. High commodity prices, ample global liquidity conditions and relatively low risk aversion for most of the year resulted in increasing demand for Emerging Markets' stocks from traditional and non-traditional investors. Similarly, political noises in Brazil, South Africa, Turkey and Indonesia among others, were short lived and had limited or no contagion at all, allowing returns for the MSCI Emerging Markets Index to reach the highest levels seen in the last ten years.

      The relatively benign global economic and political climate spared investors the kind of traumatic events of past years. In particular, deeply unsettling events such as acts of terrorism, major devaluations, political or armed confrontations, among others were not seen in the last twelve months. While the US suffered the impact of major hurricanes in the summer, briefly affecting the supply of oil, and there was a new outbreak of Avian flu in many countries, markets marched through them continuing their strong run through the rest of the year.

      The benchmark posted a solid return of 34.54% during 2005, outperforming most of the broader developed market indices. The Fund returned 31.23%, 331 basis points below the benchmark. Most of this underperformance, however, was seen in the first quarter of the year where the benchmark outperformed the Fund by 268 basis points. The Fund outperformed the benchmark in each of the last two quarters.

--------------------------------------------------------------------------------

                      GROWTH OF A $10,000 INVESTMENT IN THE
                          EMERGING MARKETS FUND AND THE
                        MSCI EMERGING MARKETS FREE INDEX
                   FROM INCEPTION THROUGH DECEMBER 31, 2005.*

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

Date              Index    Institutional Shares    N Shares        A Shares
----             -------   --------------------    --------        --------
Oct-97           $10,000          $10,000          $10,000         $ 9,450
Dec-97             9,867            8,550            8,540           8,072
Dec-98             7,367            5,885            5,850           5,510
Dec-99            12,259            9,683            9,598           9,072
Dec-00             8,507            6,918            6,813           6,458
Dec-01             8,305            6,876            6,790           6,410
Dec-02             7,807            6,750            6,629           6,268
Dec-03            12,201           10,200            9,990           9,456
Dec-04            15,367           12,244           11,959          11,316
Dec-05            20,675           16,068           15,666          14,833

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/05

                                              1 YEAR     5 YEAR     INCEPTION**
-------------------------------------------------------------------------------
Institutional Shares                           31.23%     18.36%       5.96%
N Shares                                       30.99%     18.12%       5.63%
A Shares                                       23.90%     16.75%       4.93%

* The information shown above assumes the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund reflects the deduction of an initial sales charge of 5.50%.

** The inception date for the Fund's performance is October 21, 1997. Inception for the Index begins on the month-end closest to the inception date of the Fund.

      PERFORMANCE FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL AMOUNT INVESTED. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE RETURNS QUOTED. FOR THE FUNDS' MOST RECENT MONTH-END PERFORMANCE PLEASE CALL 1-800-982-8782 OR VISIT WWW.HARRISINSIGHT.COM.

      INTERNATIONAL INVESTING, ESPECIALLY IN EMERGING MARKETS, POSES GREATER POTENTIAL RISKS AS WELL AS REWARDS WHEN COMPARED TO U.S. INVESTING, AS A RESULT OF MARKET AND CURRENCY FLUCTUATIONS CAUSED BY POLITICAL AND FINANCIAL FACTORS ABROAD.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Similar to each of the last two years, the rally seen in 2005 was broad-based in nature. All three emerging regions, as well as all ten sectors contained in the benchmark posted double-digit returns last year. Latin America led the way with a 50.5% return, followed by the EMEA region with a 38.8% return. Asia underperformed the other two regions as well as the benchmark, but still posted a 27.5% return for the year. All of the countries that make up the benchmark posted positive returns during 2005 with the exception of Venezuela, where investor perception suffered from President Chavez's nationalistic efforts, falling -24.1% for the year. The Fund had no holdings in Venezuela in 2005. Of the major markets, Russia, Korea, and Brazil posted the best performances in 2005, returning 73.8%, 58.0% and 57.1%, respectively. Russia received the benefits of higher oil and commodity prices and a fairly stable internal environment. Korea benefiting from strong domestic conditions, of which we believe increased consumer confidence and greatly improved investor sentiment were the main drivers. Finally, Brazil also benefited from higher commodity prices and strong domestic consumption. The Fund maintained overweight positions in all three markets for most of the year. Colombia and Egypt repeated as the best markets in 2005, handily beating the bigger markets with returns of 107.5% and 161.6%, respectively. The Fund is not invested in either of these two countries, as valuations are relatively higher than the rest of the group and liquidity is available only in a handful of companies. Egypt benefited from important flow from other Gulf countries.

      The worst performing major markets were Taiwan, China and South Africa, returning 7.3%, 19.8% and 28.3%, respectively. Taiwan was affected by the poor performance of its two largest sectors, information technology and financial services. Information technology stocks behaved in line with the global sector, while the financial sector suffered from the excesses of the credit card boom and the resulting bad loan problem which is still being sorted out. South African domestic oriented shares slowed down in 2005 after a great year in 2004, particularly in light of the currency weakness early in the year.

      From a sector perspective, the performance of nine of the ten sectors contained in the benchmark was interestingly close. The energy sector outperformed all sectors returning 64.2%, but the rest of the sectors returned between 25.1% and 38.0%, demonstrating that the performance of the emerging group was broad in nature, unlike the developed markets of the world, which saw sectors such as the energy sector advancing 29.4%, but also saw the telecommunications services sector post a negative return of -9.2%. The Fund increased the weight in the energy sector after the first quarter and finished the year with a market weight position, thus benefiting from the strong performance of the stocks in that sector. Other than energy, only the consumer staples, healthcare and the utilities sectors outperformed the benchmark by a small margin, while all other sectors underperformed. However, the worst performing sector, industrials, was up a healthy 25.1% during the year. The Fund was overweight the consumer staples sector most of the year and had small underweight in both utilities and health care by year-end. Similarly, the Fund ended the year with an underweight position in industrials.

      The Fund continues to employ a value strategy, focusing on fundamentally solid companies in the emerging markets universe that trade at significant discounts to their earnings outlook and/or their book values, as well as their peer group. Stock selection continues to be based on stock specific factors, as opposed to macro-only strategies, seeking to obtain strong capital appreciation as the market recognizes said undervaluation.

      Fifteen of the stocks contained in the Fund at the end of the year posted returns in excess of 50% in 2005. These stocks came from seven different sectors, once again demonstrating the broad nature of the performance in the year. The Brazilian bank Bradesco was the only stock posting a triple digit return at 165.1%, outperforming all other stocks in the Fund. Another bank, Kookmin Bank in Korea, returned 93.4%. In both cases, increased domestic consumer confidence materialized in greater demand for credit and resulted in generally lower cost of lending, thus helping spur profit growth. In Bradesco's case, efforts to contain costs resulted in additional improvements to the bottom line. We calculate Bradesco's ROE at about 30%, unusual for a bank its size. The next best performing stocks were Petrobras in Brazil and Lukoil in Russia. Both energy companies' production activities benefited from significantly higher oil prices through the year and became widely sought after by dedicated and global investors, as the latter recognized the important valuation discount of these companies versus their developed market peers. Notable positive performances also came from consumer stocks Hyundai Motors in Korea and America Movil in Mexico. The former benefited from increased demand for automobiles in Korea, but also from important share gains overseas, which allowed it to cement its position as

--------------------------------------------------------------------------------

one of the world's largest automakers. America Movil is a wireless operator based in Mexico with significant operations in Brazil and other Latin American countries, where usage of cell phones continues to grow at an accelerated pace.

      Other companies that produced returns in excess of 50% in 2005 include: mining companies CVRD in Brazil, Norilsk Nickel in Russia and Impala Platinum in South Africa. All three companies enjoyed higher commodity prices and the benefits of their great competitive position. In the materials sector, cement producer Cemex in Mexico benefited from higher demand in its main markets plus the incorporation and integration of its European acquisition to its operation, which allowed them to diversify their business, particularly in Europe. In the financial sector, the Turkish Bank, Akbank, benefited from increased market participation in the consumer lending business. Integrated utility Cemig in Brazil benefited from increased demand and from its competitive position in the domestic market, while the beverage producer Ambev, also in Brazil, continued to benefit from the integration of its recent acquisitions, as well as from internal problems at one of its main competitors in the country.

      Several stocks at the end of the year posted negative results. The Chinese auto maker Denway Motors, a joint venture between Honda Motors and a local Chinese group, disappointed for the second consecutive year, returning -4.2%. Similarly, one of last year's best performing stock, Barloworld in South Africa, returned -4.0% in 2005, as renewed concerns with their smaller operations overseas, as well as the perception that some domestic operations could be peaking kept investors away. The Taiwanese financial company Chinatrust Financial Holdings suffered from the credit problems in the country, but we are confident that it is one of the best managed institutions in Taiwan, trading at an important discount, now that banks around the world have gone up significantly. Finally, Indosat in Indonesia suffered as the rupee devalued following the country's economic problems related to the oil subsidies. The company, however, is in our view the best avenue to gain exposure to the dynamic sector in this populous Asian country.

      Despite the five year outperformance of emerging markets over the developed markets of the world, we continue to uncover opportunities for our shareholders. Going into 2006, the Fund is overweight the markets of Asia, with emphasis, on an absolute basis, in Korea, Taiwan and China, though we have a modest underweight in the former and a more evident underweight in Taiwan. The Fund is overweight China and Thailand within Asia. The Fund also has a modest underweight in the EMEA and Latin American regions. In terms of the sector exposure, the Fund is still overweight consumer stocks, with emphasis in Asian issuers and it is also overweight in material stocks with emphasis in the resource rich countries. The most noticeable underweight positions continue to be in information technology and more recently the Fund increased its underweight in financials given stretched valuations.

      We expect emerging economies to continue to show faster growth rates than developed economies in 2006 and we are generally positive on the sustainability of the fundamental improvements of these economies going forward. Economists' forecasts suggest that the growth rates seen in 2005 are likely to continue during 2006, in both Latin America and the EMEA regions. Asia economies on the other hand, are expected to accelerate their growth rates with China and India leading the effort. Meanwhile, past macro economic imbalances have been corrected and the outlook for the group remains solid. As a result, we believe investors should maintain exposure to the stock markets of emerging countries.

                                   EQUITY FUND
--------------------------------------------------------------------------------

PERFORMANCE BENCHMARK: Russell 1000 Value Index -- an index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

INVESTMENT OBJECTIVE: The Fund seeks to provide capital appreciation and current income.

MANAGER'S OVERVIEW: Despite a good year for the economy and corporate profit growth, both steadily outpacing forecasts, the domestic equity markets posted, at best, mediocre returns. The inability of stocks to post meaningful gains in a robust environment for profit growth was a strong reminder of the fundamental drivers of stock prices -- corporate profits and interest rates. In 2005, the Fed's unending string of interest rate increases carried the greater weight as double-digit profit growth resulted in equity returns for both large-cap and small-cap stocks of approximately 5%. Energy was the hot commodity for 2005, as crude oil finished the year up 40%, spurred by tight global output, increasing world demand, and hurricanes' disastrous effects on supply. Large-cap stocks outperformed their small-cap brethren for the first time since 1998. From a style perspective, a similar shift may be taking place. Although, for the year as a whole, value again beat growth in the third and fourth quarters, the Russell growth index for large-cap stocks outperformed their value index. While the margin of outperformance for growth was modest, it appears the playing field for growth shares has leveled for the first time since the late 1990s. In this environment, the Fund's Institutional Shares, A Shares and N Shares classes significantly outperformed the benchmark for the year and over a 3-year investment time horizon. In addition, the Fund's comparisons to its Lipper peer group for similar time periods are also favorable.

      In addition to strong issue selection, sector allocation was an important contributor to performance in 2005. The Fund was overweight the two best performing sectors (energy and utilities) and underweight the two worst performing sectors (consumer discretionary and telecommunications). The Fund's best performing issues were in the energy sector as stocks like Valero Energy, Tesoro and Burlington Resources gained about 100%. Other strong performers were TXU Corp (60%) in the utility sector, healthcare company Humana (83%), and CB Richard Ellis in the financials sector (71%).

      Under the direction of Ben Bernanke, Fed actions will be a major focal point for the equity markets in the coming year. In addition, world economic growth and the impact of high energy prices will be critical factors influencing future inflation trends, corporate profit

--------------------------------------------------------------------------------

                        GROWTH OF A $10,000 INVESTMENT IN
                THE EQUITY FUND AND THE RUSSELL 1000 VALUE INDEX
                FROM INCEPTION THROUGH OR FOR THE 10 YEARS ENDED
                               DECEMBER 31, 2005.*

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

Date         Russell 1000 Value Index      Institutional Shares
----         ------------------------      --------------------
Feb-96               $10,000                      $10,000
Dec-96                11,708                       11,366
Dec-97                15,827                       15,445
Dec-98                18,301                       17,577
Dec-99                19,646                       17,302
Dec-00                21,023                       18,770
Dec-01                19,848                       18,207
Dec-02                16,768                       14,386
Dec-03                21,803                       18,511
Dec-04                25,398                       21,869
Dec-05                27,189                       24,605


[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

Date     Russell 1000 Value Index       N Shares        A Shares
----     ------------------------       --------        --------
Jan-96           $10,000                 $10,000        $ 9,450
Dec-96            12,164                  12,415         11,721
Dec-97            16,443                  16,816         15,833
Dec-98            19,013                  19,073         17,939
Dec-99            20,410                  18,741         17,618
Dec-00            21,841                  20,274         19,058
Dec-01            20,620                  19,593         18,434
Dec-02            17,420                  15,460         14,536
Dec-03            22,651                  19,834         18,663
Dec-04            26,386                  23,386         21,995
Dec-05            28,246                  26,264         24,673

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/05

                                                                      10 YEAR/
                                                   1 YEAR    5 YEAR  INCEPTION**
--------------------------------------------------------------------------------
Institutional Shares                               12.52%     5.56%     9.57%
N Shares                                           12.31%     5.31%    10.14%
A Shares                                            5.99%     4.12%     9.45%

* The information shown above assumes the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund reflects the deduction of an initial sales charge of 5.50%.

** The inception date for the Fund's performance is February 26, 1996 with respect to the Institutional Shares. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

      PERFORMANCE FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL AMOUNT INVESTED. THE GRAPHS AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE RETURNS QUOTED. FOR THE FUNDS' MOST RECENT MONTH-END PERFORMANCE PLEASE CALL 1-800-982-8782 OR VISIT WWW.HARRISINSIGHT.COM.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

growth and investor psychology. While the equity market's mediocre 2005 returns combined with solid earnings growth put downward pressure on market multiples, an end to the current tightening cycle coupled with moderate profit gains should create a more hospitable environment for stocks in 2006. Regardless of what transpires, we believe our investment strategy of seeking companies with strong fundamentals, attractive valuations, and increasing investor interest will serve the Fund well. Entering the year, the Fund favors the technology, healthcare, industrial and utility sectors while underweighting issues in the consumer discretionary, finance, materials and telecom sectors.

                                   INDEX FUND
--------------------------------------------------------------------------------

PERFORMANCE BENCHMARK: S&P 500(R) Stock Index ("S&P 500") -- an index comprised of an unmanaged group of 500 widely held common stocks traded on the New York Stock Exchange, the American Stock Exchange and the over-the-counter market.

INVESTMENT OBJECTIVE: The Fund seeks to provide the return and risk characteristics of the S&P 500.

MANAGER'S OVERVIEW: Despite a good year for the economy and corporate-profit growth, both steadily outpacing forecasts, the domestic equity markets posted, at best, mediocre returns. The inability of stocks to post meaningful gains in a robust environment for profit growth was a strong reminder of the fundamental drivers of stock prices -- corporate profits and interest rates. In 2005, the Fed's unending string of interest rate increases carried the greater weight as double-digit profit growth resulted in equity returns for both large-cap and small-cap stocks of approximately 5%. Energy was the hot commodity for 2005, as crude oil finished the year up 40%, spurred by tight global output, increasing world demand, and hurricanes' disastrous effects on supply.

      After a negative return for the first quarter, the S&P 500 generated a positive return for the entire year of 4.91%, with most of the gain coming in the third and fourth quarters. The majority of the sectors in the index had positive performance for the year with the exception of the consumer discretionary and telecommunications services sectors. The best performing sectors in the index were energy, utilities, financials and healthcare. The top five positive contributors to the benchmark's return, on a weight contribution basis, were Exxon Mobil Corp, Altria Group Inc, Apple Computer Inc, United Health Group Inc, and Hewlett-Packard Co. The bottom five negative contributors were Dell Inc, IBM Corp, Verizon Communications, Pfizer Inc and Wal-Mart Store Inc. For the year, the Fund's Institutional Shares and N Shares classes both exceeded the return of the benchmark, as well as the average return of their Lipper peer group.

      Since the investment objective of the Fund is to provide the risk and return characteristics of the benchmark, the Fund does not overweight or underweight specific sectors relative to the index. The benchmark is constructed and its returns are calculated without subtracting fees or operational costs. The Fund, an actual investment portfolio, inescapably incurs operational and transactional costs in striving to replicate the index.

--------------------------------------------------------------------------------

                      GROWTH OF A $10,000 INVESTMENT IN THE
                     INDEX FUND AND THE S&P 500 STOCK INDEX
                             FOR THE 10 YEARS ENDED
                               DECEMBER 31, 2005.*

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

Date              Index    Institutional Shares   N Shares
----             -------   --------------------   --------
Jan-96           $10,000          $10,000          $10,000
Dec-96            12,307           12,271           12,247
Dec-97            16,413           16,294           16,228
Dec-98            21,104           20,892           20,753
Dec-99            25,544           25,153           24,932
Dec-00            23,217           22,808           22,552
Dec-01            20,459           20,002           19,718
Dec-02            15,938           15,559           15,296
Dec-03            20,509           19,934           19,551
Dec-04            22,740           22,023           21,546
Dec-05            23,857           23,207           22,654

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/05

                                                      1 YEAR   5 YEAR   10 YEAR
-------------------------------------------------------------------------------
Institutional Shares                                   5.38%    0.35%    8.78%
N Shares                                               5.15%    0.09%    8.52%

* The information shown above assumes the reinvestment of income dividends and capital gain distributions.

      Performance information includes the performance of the Index Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the Index Fund. Therefore, the quoted performance figures have been reduced to reflect expenses of 0.45% and 0.70%, the estimated expense ratios of the Institutional Shares and N Shares, of the Index Fund, respectively, at commencement of operations.

      PERFORMANCE FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL AMOUNT INVESTED. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE RETURNS QUOTED. FOR THE FUNDS' MOST RECENT MONTH-END PERFORMANCE PLEASE CALL 1-800-982-8782 OR VISIT WWW.HARRISINSIGHT.COM.

--------------------------------------------------------------------------------

                               INTERNATIONAL FUND
--------------------------------------------------------------------------------

PERFORMANCE BENCHMARK: MSCI EAFE Index -- an index consisting of companies listed on the stock exchanges of Europe, Australasia and the Far East. The Index is capitalization weighted and replicates the industry composition and sampling of the large, medium and small capitalization companies of each local market.

INVESTMENT OBJECTIVE: The Fund seeks to provide capital appreciation. Current income is a secondary objective.

MANAGER'S OVERVIEW: Despite the negative impact of a stronger U.S. dollar and concerns that rising interest rates in the U.S. and the continued rise in the prices of oil, natural gas and other commodities could derail the global economy, international equity markets as measured by the benchmark returned 14.02% in 2005. This represented the third consecutive year of double digit gains for the benchmark. While the Fund participated in last year's rally and also posted a third consecutive year of double digit returns, investment returns slightly lagged those of the benchmark.The Fund's N Shares class returned 13.4% while the Institutional Shares class returned 13.6% (both net of all fees) during this period.

      Perhaps the most significant investment story during 2005 was the resurgence of Japan's economy and equity market. Japanese equities, which represent more than 20% of the benchmark, rose by more than 25% as economic data pointed to the potential of a sustainable economic recovery of the domestic economy and signs that the protracted period of deflation could be coming to an end. In addition, September's re-election of Prime Minister Junichiro Koizumo reassured investors that the economic and corporate reform measures implemented over the past several years would likely continue and would support a recovery in sales and earnings. While the Fund's investments in Japan returned more than 20%, this result lagged the performance of the benchmark's constituents, and therefore detracted from the Fund's relative performance. An underweight allocation to Japan also negatively impacted the Fund's performance vis-a-vis the benchmark. On the positive side, many of the Fund's holdings in Japan were among the Fund's best performers. Kawasaki Heavy Industries, an industrial conglomerate with broad exposure to Japan's economy, rose by more than 129% last year on bright prospects for many of the company's businesses. Japanese financials were also solid performers with holdings such as Sumitomo Trust and Banking, Nomura Holdings and Bank of Yokohama each returning more than 40%. However, several investments in Japan also

--------------------------------------------------------------------------------

                      GROWTH OF A $10,000 INVESTMENT IN THE
                   INTERNATIONAL FUND AND THE MSCI EAFE INDEX
                   FOR THE 10 YEARS ENDED DECEMBER 31, 2005.*

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

Date              Index    Institutional Shares   N Shares    A Shares
----             -------   --------------------   --------    --------
Jan-96           $10,000          $10,000         $10,000      $ 9,450
Dec-96            10,636           10,511          10,489        9,895
Dec-97            10,855           10,000           9,942        9,368
Dec-98            13,062            9,536           9,461        8,888
Dec-99            16,628           12,142          11,997       11,270
Dec-00            14,307           11,008          10,857       10,199
Dec-01            11,272            8,885           8,744        8,214
Dec-02             9,507            7,605           7,451        6,638
Dec-03            13,231           10,680          10,446        9,447
Dec-04            15,970           12,439          12,128       10,974
Dec-05            18,209           14,130          13,754       12,439

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/05

                                                     1 YEAR    5 YEAR   10 YEAR
--------------------------------------------------------------------------------
Institutional Shares                                  13.60%    5.12%     3.52%
N Shares                                              13.40%    4.84%     3.24%
A Shares                                               7.13%    2.88%     2.21%

* The information shown above assumes the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund reflects the deduction of an initial sales charge of 5.50%.

      Performance information includes the performance of the International Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the International Fund. Therefore, the quoted performance figures have been reduced to reflect expenses of 1.40%, 1.65%, and 1.75%, the estimated expense ratios of the Institutional Shares, N Shares, and A Shares of the International Fund, respectively, at commencement of operations.

      PERFORMANCE FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL AMOUNT INVESTED. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE RETURNS QUOTED. FOR THE FUNDS' MOST RECENT MONTH-END PERFORMANCE PLEASE CALL 1-800-982-8782 OR VISIT WWW.HARRISINSIGHT.COM.

      INTERNATIONAL INVESTING, ESPECIALLY IN EMERGING MARKETS, POSES GREATER POTENTIAL RISKS AS WELL AS REWARDS WHEN COMPARED TO U.S. INVESTING, AS A RESULT OF MARKET AND CURRENCY FLUCTUATIONS CAUSED BY POLITICAL AND FINANCIAL FACTORS ABROAD.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

detracted from performance. Several holdings in the consumer electronics industry fell sharply during the year as a severely competitive pricing environment offset a rise in demand for new products such as flat panel display televisions. The shares of Pioneer Corporation and Sony Corporation fell by nearly 36% and 13%, respectively.

      Outside of Japan, other holdings in the consumer discretionary sector also detracted from performance. In the United Kingdom, Compass Group PLC, a global provider of catering and other services was hurt by a number of profit warnings, and its shares fell by more than 20%. Kingfisher, the U.K.'s leading home improvement retailer was hurt by weak consumer demand following a string of interest rate hikes.Kingfisher's shares fell by 29%.

      Investments in Emerging Market countries, which are not a part of the benchmark, and Europe excluding UK were the most significant positive contributors to the Fund's relative performance during the year. In both emerging markets and in Europe, investments in the energy sector benefited from the continued rise in global energy prices and were among the Fund's top performers. Brazil-based Petrobras and Russia-based Lukoil Holdings posted returns of more than 80% and 65%, respectively, during the period. While European companies did not fare as well as their emerging market peers, investment returns were still solid: Saipem (Italy) was up approximately 38% and ENI (Italy) and Total (France) posted gains in excess of 17%.

      In addition to companies in the energy sector in emerging markets, investments in Korea also did well. Signs of a recovery in the country's domestic economy following a consumer credit bubble in 2002-2004, and the solid footing of the global economy were positive catalysts for both domestic and export-related companies. Samsung Electronics, a global manufacturer of consumer electronics as well as information technology equipment, was up nearly 50%, and Shinsegae, an operator of department and discount stores rose by approximately 59%.

      As we begin 2006, we continue to focus on identifying companies with sensible, sustainable, long-term businesses that are also attractively valued. With this in mind, we continue to maintain a healthy exposure to emerging market countries despite several years of strong performance. While some emerging markets are beginning to look over-valued, our analytical team continues to find attractive investment opportunities in other countries that offer solid underlying fundamentals as well as attractive valuations. In the developed market regions, our analysts continue to find new opportunities in Japan. We are particularly interested in companies where we believe the market may be underestimating the underlying earnings potential that could result following years of operational restructuring. In addition, there continues to be plenty of scope for balance sheet restructuring and more efficient capital allocation in Japan, which if successful would be positive for the country and those companies.

                              SMALL-CAP GROWTH FUND
--------------------------------------------------------------------------------

PERFORMANCE BENCHMARK: Russell 2000 Growth Index -- an index comprised of stocks in the Russell 2000 Small Stock Index that have a higher price-to-book ratio and/or forecasted earnings growth.

INVESTMENT OBJECTIVE: The Fund seeks to provide long-term capital appreciation.

MANAGER'S OVERVIEW: Despite a good year for the economy and corporate profit growth, both steadily outpacing forecasts, the domestic equity markets posted, at best, mediocre returns. The inability of stocks to post meaningful gains in a robust environment for profit growth was a strong reminder of the fundamental drivers of stock prices -- corporate profits and interest rates. In 2005, the Fed's unending string of interest rate increases carried the greater weight as double-digit profit growth resulted in equity returns for both large-cap and small-cap stocks of approximately 5%. Energy was the hot commodity for 2005, as crude oil finished the year up 40%, spurred by tight global output, increasing world demand, and hurricanes' disastrous effects on supply. Small-cap performance, while positive, failed to outpace its large-cap brethren, leading many strategists to call an end to the small-cap cycle. An end to the cycle would be consistent with historical trends as small-cap stocks have outperformed for more than 6 1/2 years, notably longer than the average cycle of 5 3/4 years.

      Although the Fund underperformed the benchmark in the fourth quarter and for the year, over a three-year investment horizon, the Fund has outperformed its benchmark.

      During the year, both sector allocation and issue selection detracted from relative performance. Energy was the only sector up double digits, advancing a colossal 53%, but with an average weight of 7% in the benchmark, the Fund's overweight position contributed marginally to performance. On the other hand, technology, the largest sector in the benchmark, was the laggard for the year declining over 2%. Both the Fund's overweight to technology and issue selection within the sector hurt relative performance. Hansen Natural (288%), Joy Global (110%), and Microsemi (59%) had the largest positive contributions to Fund performance for 2005, while Brocade Communications (-47%), Skyworks Solutions (-46%), and Nara Bancorp (-36%) proved to be the biggest disappointments.

      Under the direction of Ben Bernanke, Fed actions will be a major focal point for the equity markets in the coming year. In addition, world economic growth and the impact of high energy prices will be critical factors influencing future inflation trends, corporate profit growth and investor psychology. While the equity market's mediocre 2005 returns combined with solid earnings growth put downward pressure on market multiples, an end to the current tightening cycle coupled

--------------------------------------------------------------------------------

                      GROWTH OF A $10,000 INVESTMENT IN THE
                          SMALL-CAP GROWTH FUND AND THE
                            RUSSELL 2000 GROWTH INDEX
                             FROM INCEPTION THROUGH
                               DECEMBER 31, 2005.*

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

Date             Index    Institutional Shares
----            -------   --------------------
Jan-01          $10,000         $10,000
Dec-01            9,077           9,680
Dec-02            6,330           7,680
Dec-03            9,403          11,390
Dec-04           10,749          13,710
Dec-05           11,195          14,176

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/05

                                                           1 YEAR   INCEPTION**
--------------------------------------------------------------------------------
Institutional Shares                                        3.40%     7.26%

* The information shown above assumes the reinvestment of income dividends and capital gain distributions.

** The inception date for the Fund's performance is January 9, 2001 with respect to the Institutional Shares. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

      PERFORMANCE FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL AMOUNT INVESTED. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE RETURNS QUOTED. FOR THE FUNDS' MOST RECENT MONTH-END PERFORMANCE PLEASE CALL 1-800-982-8782 OR VISIT WWW.HARRISINSIGHT.COM.

      HISTORICALLY, SMALL COMPANY STOCKS HAVE BEEN MORE VOLATILE THAN LARGE COMPANY STOCKS, U.S. GOVERNMENT BONDS AND TREASURY BILLS.

--------------------------------------------------------------------------------

with moderate profit gains should create a more hospitable environment for stocks in 2006. Regardless of what transpires, we believe our investment strategy of seeking companies with strong fundamentals, attractive valuations, and increasing investor interest will serve the Fund well. Entering the year, the Fund favors the energy, financial, consumer staples and utility sectors while underweighting the technology and consumer discretionary sectors.

                           SMALL-CAP OPPORTUNITY FUND
--------------------------------------------------------------------------------

PERFORMANCE BENCHMARK: Russell 2000 Small Stock Index -- an index of the 2,000 smallest stocks in the Russell 3000 Index. The smallest company has a market capitalization of $26 million, whereas the largest company has a market capitalization of $4.38 billion. The total adjusted average market capitalization of the Russell 2000 Index was $1.11 billion at December 31, 2005.

INVESTMENT OBJECTIVE: The Fund seeks to provide capital appreciation.

MANAGER'S OVERVIEW: Despite a good year for the economy and corporate profit growth, both steadily outpacing forecasts, the domestic equity markets posted, at best, mediocre returns. The inability of stocks to post meaningful gains in a robust environment for profit growth was a strong reminder of the fundamental drivers of stock prices -- corporate profits and interest rates. In 2005, the Fed's unending string of interest rate increases carried the greater weight as double-digit profit growth resulted in equity returns for both large-cap and small-cap stocks of approximately 5%. Energy was the hot commodity for 2005, as crude oil finished the year up 40%, spurred by tight global output, increasing world demand, and hurricanes' disastrous effects on supply. Small-cap performance, while positive, failed to outpace its large-cap brethren, leading many strategists to call an end to the small-cap cycle. An end to the cycle would be consistent with historical trends as small-cap stocks have outperformed for more than 6 1/2 years, notably longer than the average cycle of 5 3/4 years.

      While the Fund's Institutional Shares class matched the return of the benchmark for the year, the A Shares and N Shares classes modestly underperformed the benchmark. Over the longer-term 3-year investment horizon, all share classes outperformed the benchmark.

      During the year, both sector allocation and issue selection contributed to relative performance. Within the benchmark, energy was easily the best performer, posting a 48% gain, while the consumer discretionary and technology sectors provided the weakest returns. Strong stock selection within the healthcare sector was the highlight for the year. Leading the way were Intuitive Surgical (141%), which continued to gain acceptance within the medical community for its surgical systems, and healthcare equipment provider Hologic (109%). Other positive issues during the year included refiner Tesoro (120%), software developer Intergraph (85%) and retailer Guess? Inc. (109%). The largest disappointments during the year were defense products maker DHB Industries (-62%), footwear company Deckers Outdoor

--------------------------------------------------------------------------------

                      GROWTH OF A $10,000 INVESTMENT IN THE
                       SMALL-CAP OPPORTUNITY FUND AND THE
                         RUSSELL 2000 SMALL STOCK INDEX
                   FOR THE 10 YEARS ENDED DECEMBER 31, 2005.*

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

Date              Index    Institutional Shares   N Shares   A Shares
----             -------   --------------------   --------   --------
Jan-96           $10,000          $10,000         $10,000    $ 9,450
Dec-96            11,649           11,880          11,853     11,192
Dec-97            14,254           14,907          14,833     13,991
Dec-98            13,891           15,079          14,980     14,122
Dec-99            16,844           21,131          20,935     19,770
Dec-00            16,335           22,559          22,298     21,048
Dec-01            16,742           20,381          20,106     18,978
Dec-02            13,313           17,410          17,120     16,169
Dec-03            19,603           26,467          25,969     24,516
Dec-04            23,196           32,862          32,164     30,371
Dec-05            24,251           34,359          33,551     31,669

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/05

                                                       1 YEAR   5 YEAR   10 YEAR
--------------------------------------------------------------------------------
Institutional Shares                                    4.55%    8.78%   13.14%
N Shares                                                4.31%    8.51%   12.87%
A Shares                                               -1.47%    7.29%   12.22%

* The information shown above assumes the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund reflects the deduction of an initial sales charge of 5.50%.

    Performance information includes the performance of the Small-Cap Opportunity Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the Small-Cap Opportunity Fund. Therefore, the quoted performance figures have been reduced to reflect expenses of 1.20%, 1.45%, and 1.55%, the estimated expense ratios of the Institutional Shares, N Shares, and A Shares of the Small-Cap Opportunity Fund, respectively, at commencement of operations.

    PERFORMANCE FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL AMOUNT INVESTED. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE RETURNS QUOTED. FOR THE FUNDS' MOST RECENT MONTH-END PERFORMANCE PLEASE CALL 1-800-982-8782 OR VISIT WWW.HARRISINSIGHT.COM.

    HISTORICALLY, SMALL COMPANY STOCKS HAVE BEEN MORE VOLATILE THAN LARGE COMPANY STOCKS, U.S. GOVERNMENT BONDS AND TREASURY BILLS.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(-50%), semiconductor developer SigmaTel (-44%) and semiconductor equipment company Photronics (-41%). At the end of the year, the Fund's largest overweight positions were in the technology and healthcare sectors and the most significant underweight was in the financials sector.

      Under the direction of Ben Bernanke, Fed actions will be a major focal point for the equity markets in the coming year. In addition, world economic growth and the impact of high energy prices will be critical factors influencing future inflation trends, corporate profit growth and investor psychology. While the equity market's mediocre 2005 returns combined with solid earnings growth put downward pressure on market multiples, an end to the current tightening cycle coupled with moderate profit gains should create a more hospitable environment for stocks in 2006. Regardless of what transpires, we believe our investment strategy of seeking companies with strong fundamentals, attractive valuations, and increasing investor interest will serve the Fund well.

                              SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------

PERFORMANCE BENCHMARK: Russell 2000 Value Index -- an index comprised of stocks in the Russell 2000 Small Stock Index that have a lower price-to-book ratio and/or forecasted earnings growth.

INVESTMENT OBJECTIVE: The Fund seeks to provide capital appreciation.

MANAGER'S OVERVIEW: Despite a good year for the economy and corporate profit growth, both steadily outpacing forecasts, the domestic equity markets posted at best mediocre returns. The inability of stocks to post meaningful gains in a robust environment for profit growth was a strong reminder of the fundamental drivers of stock prices -- corporate profits and interest rates. In 2005, the Fed's unending string of interest rate increases carried the greater weight as double-digit profit growth resulted in equity returns for both large-cap and small-cap stocks of approximately 5%. Energy was the hot commodity for 2005, as crude oil finished the year up 40%, spurred by tight global output, increasing world demand, and hurricanes' disastrous effects on supply. Small-cap performance, while positive, failed to outpace its large-cap brethren, leading many strategists to call an end to the small-cap cycle. An end to the cycle would be consistent with historical trends as small-cap stocks have outperformed for more than 6 1/2 years, notably longer than the average cycle of 5 3/4 years.

      Both the Fund's Institutional Shares class and A Shares class strongly outperformed the benchmark for the year despite slightly underperforming in the fourth quarter. Over the longer-term three-year investment horizon, the Fund also outperformed its benchmark.

      During the year, both sector allocation (35%) and issue selection (65%) contributed to relative performance. Within the benchmark, energy was easily the best performer, gaining 41% over the year. The Fund's overweight position provided the majority of the sector-allocation benefit for the year. The consumer discretionary sector provided the weakest benchmark returns, with the Fund benefiting from an underweight position. In the Fund, stock selection within the technology and industrials sectors was very strong, while poor selection in the energy sector dampened performance. Leading the way were oil refiner Tesoro (94%), mobile phone distributor Brightpoint (113%), defense firm United Defense Industries (58%) and steel company Commercial Metals (50%). The largest disappointments during the year were steel company Olympic Steel (-48%), retailer PETCO Animal Supplies (-27%), insurer UICI (-33%) and chemical manufacturer Terra Industries (-37%). As of the end of the year, the

--------------------------------------------------------------------------------

                      GROWTH OF A $10,000 INVESTMENT IN THE
                          SMALL-CAP VALUE FUND AND THE
                            RUSSELL 2000 VALUE INDEX
                   FOR THE 10 YEARS ENDED DECEMBER 31, 2005.*

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

Date              Index    Institutional Shares    N Shares    A Shares
----             -------   --------------------    --------    --------
Jan-96           $10,000         $10,000           $10,000     $ 9,450
Dec-96            12,137          11,505            11,480      10,835
Dec-97            15,994          14,908            14,819      13,982
Dec-98            14,962          14,322            14,204      13,393
Dec-99            14,739          14,393            14,235      13,421
Dec-00            18,104          19,351            19,096      18,004
Dec-01            20,644          20,429            20,119      18,960
Dec-02            18,284          17,822            17,507      16,500
Dec-03            26,700          25,492            24,982      23,543
Dec-04            32,641          32,866            32,123      30,281
Dec-05            34,178          35,790            34,911      32,893

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/05

                                                       1 YEAR   5 YEAR  10 YEAR
--------------------------------------------------------------------------------
Institutional Shares                                    8.90%   13.09%   13.60%
N Shares                                                8.68%   12.83%   13.32%
A Shares                                                2.65%   11.54%   12.64%

* The information shown above assumes the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund reflects the deduction of an initial sales charge of 5.50%.

    Performance information includes the performance of the Small-Cap Value Fund's predecessor collective fund for periods before the Fund commenced operations. Performance for the collective fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The collective fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the collective fund had been registered under the 1940 Act, its performance may have been adversely affected. The collective fund did not impose any charges that correspond to the advisory and other fees of the Small-Cap Value Fund. Therefore, the quoted performance figures for the collective fund have been reduced to reflect expenses of 1.00%, 1.24%, and 1.34%, the estimated expense ratios of the Institutional Shares, N Shares, and A Shares of the Small-Cap Value Fund, respectively, at the inception of its operations.

    PERFORMANCE FIGURES REPRESENT PAST PERFORMANCES AND ARE NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL AMOUNT INVESTED. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE RETURNS QUOTED. FOR THE FUNDS' MOST RECENT MONTH-END PERFORMANCE PLEASE CALL 1-800-982-8782 OR VISIT WWW.HARRISINSIGHT.COM.

    HISTORICALLY, SMALL COMPANY STOCKS HAVE BEEN MORE VOLATILE THAN LARGE COMPANY STOCKS, U.S. GOVERNMENT BONDS AND TREASURY BILLS.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Fund's largest overweight positions were in the technology, healthcare and energy sectors, and the Fund's most significant underweight was in the financials sector.

      Under the direction of Ben Bernanke, Fed actions will be a major focal point for the equity markets in the coming year. In addition, world economic growth and the impact of high energy prices will be critical factors influencing future inflation trends, corporate profit growth and investor psychology. While the equity market's mediocre 2005 returns combined with solid earnings growth put downward pressure on market multiples, an end to the current tightening cycle coupled with moderate profit gains should create a more hospitable environment for stocks in 2006. Regardless of what transpires, we believe our investment strategy of seeking companies with strong fundamentals, attractive valuations, and increasing investor interest will serve the Fund well.

                              HARRIS INSIGHT FUNDS
                          PORTFOLIO HOLDINGS BY SECTOR
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------

      The following tables present for each Fund portfolio holdings within certain categories and the percent of total investments attributable to each category.

HARRIS INSIGHT MONEY MARKET FUNDS

                          GOVERNMENT MONEY MARKET FUND
                          ----------------------------

Agency Obligations                                                         51.0%
Repurchase Agreements                                                      44.4
Other                                                                       4.6
                                                                          -----
                                                                          100.0%

                               MONEY MARKET FUND
                               -----------------

Commercial Paper                                                           36.9%
Corporate Bonds                                                            31.2
Repurchase Agreements                                                      22.9
Asset-Backed Securities                                                     3.0
Time Deposits                                                               2.8
Taxable Municipal Securities                                                1.1
Other                                                                       2.1
                                                                          -----
                                                                          100.0%

                          TAX-EXEMPT MONEY MARKET FUND
                          ----------------------------

Variable Rate Securities                                                   77.2%
Commercial Paper                                                           11.4
Municipal Put Securities                                                    7.3
Municipal Notes                                                             4.0
Other                                                                       0.1
                                                                          -----
                                                                          100.0%

HARRIS INSIGHT FIXED INCOME FUNDS

                                   BOND FUND
                                   ---------

Mortgage-Backed Securities                                                 38.3%
Corporate Bonds                                                            22.5
U.S. Government Obligations                                                20.2
Commercial Mortgage-Backed Securities                                       7.9
Asset-Backed Securities                                                     7.7
Other                                                                       3.4
                                                                          -----
                                                                          100.0%

                              HIGH YIELD BOND FUND
                              --------------------

Corporate - Industrial                                                     93.2%
Corporate - Financial                                                       4.4
Corporate - Electric                                                        0.9
Other                                                                       1.5
                                                                          -----
                                                                          100.0%

HARRIS INSIGHT FIXED INCOME FUNDS (CONTINUED)

                        INTERMEDIATE GOVERNMENT BOND FUND
                        ---------------------------------

Agency Obligations                                                         32.2%
Mortgage-Backed Securities                                                 22.7
U.S. Government Obligations                                                22.4
Commercial Mortgage-Backed Securities                                       9.7
Asset-Backed Securities                                                     3.5
Other                                                                       9.5
                                                                          -----
                                                                          100.0%

                        INTERMEDIATE TAX-EXEMPT BOND FUND
                        ---------------------------------

Pre-Refunded Bonds                                                         42.0%
Insured Bonds                                                              37.0
Revenue Bonds                                                              19.0
General Obligation Bonds                                                    2.0
                                                                          -----
                                                                          100.0%

                          SHORT/INTERMEDIATE BOND FUND
                          ----------------------------

Corporate Bonds                                                            39.1%
Mortgage-Backed Securities                                                 20.4
U.S. Government Obligations                                                13.4
Asset-Backed Securities                                                    12.5
Commercial Mortgage-Backed Securities                                       5.8
Agency Obligations                                                          4.6
Other                                                                       4.2
                                                                          -----
                                                                          100.0%

                              TAX-EXEMPT BOND FUND
                              --------------------

Pre-Refunded Bonds                                                         52.0%
Insured Bonds                                                              30.0
Revenue Bonds                                                              16.0
General Obligation Bonds                                                    2.0
                                                                          -----
                                                                          100.0%

                         ULTRA SHORT DURATION BOND FUND
                         ------------------------------

Corporate Bonds                                                            48.3%
Asset-Backed Securities                                                    31.5
Mortgage-Backed Securities                                                 10.2
U.S. Government Obligations                                                 3.4
Commercial Mortgage-Backed Securities                                       2.9
Agency Obligations                                                          2.0
Other                                                                       1.7
                                                                          -----
                                                                          100.0%

                              HARRIS INSIGHT FUNDS
                    PORTFOLIO HOLDINGS BY SECTOR (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------

HARRIS INSIGHT EQUITY FUNDS

                                  BALANCED FUND
                                  -------------

Common Stock                                                               60.4%
Mortgage-Backed Securities                                                 14.4
Corporate Bonds                                                             9.2
U.S. Government Obligations                                                 7.9
Asset-Backed Securities                                                     2.8
Agency Obligations                                                          2.3
Other                                                                       3.0
                                                                          -----
                                                                          100.0%

                                CORE EQUITY FUND
                                ----------------

Financials                                                                 20.2%
Information Technology                                                     19.0
Health Care                                                                14.5
Industrials                                                                10.4
Energy                                                                      8.6
Consumer Staples                                                            8.4
Utilities                                                                   7.0
Consumer Discretionary                                                      6.5
Other                                                                       5.4
                                                                          -----
                                                                          100.0%

                              EMERGING MARKETS FUND
                              ---------------------

Asia                                                                       56.3%
Europe, Middle East, & Africa                                              26.2
Latin America                                                              16.5
Other                                                                       1.0
                                                                          -----
                                                                          100.0%

                                   EQUITY FUND
                                   -----------

Financials                                                                 31.4%
Energy                                                                     13.4
Information Technology                                                     13.2
Industrials                                                                11.3
Utilities                                                                   9.0
Health Care                                                                 7.5
Consumer Discretionary                                                      5.8
Consumer Staples                                                            3.0
Other                                                                       5.4
                                                                          -----
                                                                          100.0%

                                   INDEX FUND
                                   ----------

Financials                                                                 21.3%
Information Technology                                                     15.3
Health Care                                                                13.1
Industrials                                                                11.5
Consumer Discretionary                                                     10.7
Consumer Staples                                                            9.5
Energy                                                                      9.0
Utilities                                                                   3.6
Other                                                                       6.0
                                                                          -----
                                                                          100.0%

                               INTERNATIONAL FUND
                               ------------------

Europe (excluding U.K.)                                                    40.5%
Japan                                                                      21.1
United Kingdom                                                             18.7
Emerging Markets                                                            8.3
Pacific (excluding Japan)                                                   6.0
North America                                                               2.6
Other                                                                       2.8
                                                                          -----
                                                                          100.0%

                             SMALL-CAP GROWTH FUND
                             ---------------------

Information Technology                                                     25.2%
Health Care                                                                20.5
Industrials                                                                12.3
Financials                                                                 10.7
Energy                                                                      9.8
Consumer Discretionary                                                      8.7
Consumer Staples                                                            6.3
Utilities                                                                   2.2
Other                                                                       4.3
                                                                          -----
                                                                          100.0%

                           SMALL-CAP OPPORTUNITY FUND
                           --------------------------

Information Technology                                                     25.3%
Financials                                                                 16.2
Consumer Discretionary                                                     14.9
Health Care                                                                14.6
Industrials                                                                13.1
Energy                                                                      5.6
Materials                                                                   4.1
Consumer Staples                                                            2.9
Other                                                                       3.3
                                                                          -----
                                                                          100.0%

                              SMALL-CAP VALUE FUND
                              --------------------

Financials                                                                 27.0%
Information Technology                                                     17.5
Consumer Discretionary                                                     14.4
Industrials                                                                13.2
Health Care                                                                10.9
Energy                                                                      5.9
Materials                                                                   4.7
Consumer Staples                                                            2.0
Other                                                                       4.4
                                                                          -----
                                                                          100.0%

                              HARRIS INSIGHT FUNDS
                           DISCLOSURE OF FUND EXPENSES
                FOR THE PERIOD JULY 1, 2005 TO DECEMBER 31, 2005
--------------------------------------------------------------------------------

We believe it is important for you to understand the impact of fees on your investment. As a shareholder of a fund, you incur two types of costs: (1)
transaction costs, such as sales charges and redemption fees and (2) ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others, as well as 12b-1 fees and shareholder servicing fees. Ongoing costs, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The following Expense Tables illustrate your fund's costs in two ways.

o ACTUAL. This section helps you to estimate the actual expenses (after any fee waivers or expense reimbursements) that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and "Expenses Paid During Period" shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

      To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

o HYPOTHETICAL (5% RETURN FOR COMPARISON). This section is intended to help you compare your fund's costs with those of other mutual funds. It provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In this case, because the return used is not the fund's actual return, the results may not be used to estimate the actual account ending balance or expenses you paid for the period. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs such as sales charges (loads), and redemption fees, which are described in the Prospectus. Therefore, the hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transactional costs were applied to your account, your costs would be higher.

EXPENSE TABLE

HARRIS INSIGHT MONEY MARKET FUNDS

-------------------------------------------------------------------------------------------
                                            Beginning     Ending                  Expenses
                                             Account     Account     Annualized     Paid
                                              Value       Value        Expense     During
                                            07/01/05    12/31/05        Ratio      Period*
-------------------------------------------------------------------------------------------
GOVERNMENT MONEY MARKET FUND
-------------------------------------------------------------------------------------------

ACTUAL
Institutional Shares ...................   $ 1,000.00   $ 1,018.20        0.19%   $   0.97
N Shares ...............................     1,000.00     1,016.40        0.54        2.74
Service Shares .........................     1,000.00     1,015.60        0.70        3.56

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Institutional Shares ...................     1,000.00     1,024.04        0.19        0.97
N Shares ...............................     1,000.00     1,022.28        0.54        2.75
Service Shares .........................     1,000.00     1,021.47        0.70        3.57

-------------------------------------------------------------------------------------------
MONEY MARKET FUND
-------------------------------------------------------------------------------------------

ACTUAL
Institutional Shares ...................     1,000.00     1,018.50        0.17        0.86
N Shares ...............................     1,000.00     1,016.70        0.52        2.64
Exchange Shares ........................     1,000.00     1,018.50        0.17        0.86
Service Shares .........................     1,000.00     1,015.90        0.68        3.46

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Institutional Shares ...................     1,000.00     1,024.14        0.17        0.87
N Shares ...............................     1,000.00     1,022.38        0.52        2.65
Exchange Shares ........................     1,000.00     1,024.14        0.17        0.87
Service Shares .........................     1,000.00     1,021.57        0.68        3.46

-------------------------------------------------------------------------------------------
TAX-EXEMPT MONEY MARKET FUND
-------------------------------------------------------------------------------------------

ACTUAL
Institutional Shares ...................     1,000.00     1,012.60        0.18        0.91
N Shares ...............................     1,000.00     1,010.80        0.53        2.69
Service Shares .........................     1,000.00     1,010.00        0.69        3.50

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Institutional Shares ...................     1,000.00     1,024.09        0.18        0.92
N Shares ...............................     1,000.00     1,022.33        0.53        2.70
Service Shares .........................     1,000.00     1,021.52        0.69        3.52

                              HARRIS INSIGHT FUNDS
                     DISCLOSURE OF FUND EXPENSES (CONTINUED)
                FOR THE PERIOD JULY 1, 2005 TO DECEMBER 31, 2005
--------------------------------------------------------------------------------

EXPENSE TABLE

HARRIS INSIGHT FIXED INCOME FUNDS

----------------------------------------------------------------------------------------------
                                           Beginning      Ending                    Expenses
                                            Account      Account     Annualized       Paid
                                             Value        Value       Expense        During
                                            07/01/05     12/31/05      Ratio         Period*
----------------------------------------------------------------------------------------------
BOND FUND
----------------------------------------------------------------------------------------------
ACTUAL
Institutional Shares ...................   $ 1,000.00   $   998.20         0.54%   $     2.72
N Shares ...............................     1,000.00       998.00         0.59          2.97
A Shares ...............................     1,000.00       996.90         0.79          3.98

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Institutional Shares ...................     1,000.00     1,022.28         0.54          2.75
N Shares ...............................     1,000.00     1,022.03         0.59          3.01
A Shares ...............................     1,000.00     1,021.02         0.79          4.02

----------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND
----------------------------------------------------------------------------------------------
ACTUAL
Institutional Shares ...................     1,000.00     1,015.50         0.55          2.79
N Shares ...............................     1,000.00     1,015.10         0.60          3.05
A Shares ...............................     1,000.00     1,014.20         0.80          4.06

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Institutional Shares ...................     1,000.00     1,022.23         0.55          2.80
N Shares ...............................     1,000.00     1,021.98         0.60          3.06
A Shares ...............................     1,000.00     1,020.97         0.80          4.08

----------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND FUND
----------------------------------------------------------------------------------------------
ACTUAL
Institutional Shares ...................     1,000.00     1,001.30         0.44          2.22
N Shares ...............................     1,000.00     1,000.80         0.54          2.72
A Shares ...............................     1,000.00     1,000.00         0.69          3.48

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Institutional Shares ...................     1,000.00     1,022.78         0.44          2.24
N Shares ...............................     1,000.00     1,022.28         0.54          2.75
A Shares ...............................     1,000.00     1,021.52         0.69          3.52

----------------------------------------------------------------------------------------------
INTERMEDIATE TAX-EXEMPT BOND FUND
----------------------------------------------------------------------------------------------
ACTUAL
Institutional Shares ...................     1,000.00     1,005.40         0.35          1.77
N Shares ...............................     1,000.00     1,004.90         0.44          2.22
A Shares ...............................     1,000.00     1,004.20         0.60          3.03

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Institutional Shares ...................     1,000.00     1,023.24         0.35          1.78
N Shares ...............................     1,000.00     1,022.78         0.44          2.24
A Shares ...............................     1,000.00     1,021.98         0.60          3.06

----------------------------------------------------------------------------------------------
                                           Beginning      Ending                    Expenses
                                            Account      Account     Annualized       Paid
                                             Value        Value       Expense        During
                                            07/01/05     12/31/05      Ratio         Period*
----------------------------------------------------------------------------------------------
SHORT/INTERMEDIATE BOND FUND
----------------------------------------------------------------------------------------------
ACTUAL
Institutional Shares ...................   $ 1,000.00   $   999.90         0.54%   $     2.72
N Shares ...............................     1,000.00       999.50         0.64          3.23
A Shares ...............................     1,000.00       998.70         0.79          3.98

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Institutional Shares ...................     1,000.00     1,022.28         0.54          2.75
N Shares ...............................     1,000.00     1,021.77         0.64          3.26
A Shares ...............................     1,000.00     1,021.02         0.79          4.02

----------------------------------------------------------------------------------------------
TAX-EXEMPT BOND FUND
----------------------------------------------------------------------------------------------
ACTUAL
Institutional Shares ...................     1,000.00     1,006.00         0.41          2.07
N Shares ...............................     1,000.00     1,005.50         0.50          2.53
A Shares ...............................     1,000.00     1,004.70         0.66          3.33

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Institutional Shares ...................     1,000.00     1,022.93         0.41          2.09
N Shares ...............................     1,000.00     1,022.48         0.50          2.55
A Shares ...............................     1,000.00     1,021.67         0.66          3.36

----------------------------------------------------------------------------------------------
ULTRA SHORT DURATION BOND FUND
----------------------------------------------------------------------------------------------
ACTUAL
Institutional Shares ...................     1,000.00     1,015.20         0.25          1.27

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Institutional Shares ...................     1,000.00     1,023.74         0.25          1.28

                              HARRIS INSIGHT FUNDS
                     DISCLOSURE OF FUND EXPENSES (CONTINUED)
                FOR THE PERIOD JULY 1, 2005 TO DECEMBER 31, 2005
--------------------------------------------------------------------------------

EXPENSE TABLE

HARRIS INSIGHT EQUITY FUNDS

----------------------------------------------------------------------------------------------
                                           Beginning      Ending                    Expenses
                                            Account      Account     Annualized       Paid
                                             Value        Value       Expense        During
                                            07/01/05     12/31/05      Ratio         Period*
----------------------------------------------------------------------------------------------
BALANCED FUND
----------------------------------------------------------------------------------------------
ACTUAL
Institutional Shares ...................   $ 1,000.00   $ 1,039.30         0.74%   $     3.80
N Shares ...............................     1,000.00     1,037.80         0.88          4.52
A Shares ...............................     1,000.00     1,037.40         0.99          5.08

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Institutional Shares ...................     1,000.00     1,021.27         0.74          3.77
N Shares ...............................     1,000.00     1,020.56         0.88          4.48
A Shares ...............................     1,000.00     1,020.01         0.99          5.04

----------------------------------------------------------------------------------------------
CORE EQUITY FUND
----------------------------------------------------------------------------------------------
ACTUAL
Institutional Shares ...................     1,000.00     1,056.30         0.89          4.61
N Shares ...............................     1,000.00     1,055.60         1.01          5.23
A Shares ...............................     1,000.00     1,055.20         1.14          5.91

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Institutional Shares ...................     1,000.00     1,020.51         0.89          4.53
N Shares ...............................     1,000.00     1,019.91         1.01          5.14
A Shares ...............................     1,000.00     1,019.25         1.14          5.80

----------------------------------------------------------------------------------------------
EMERGING MARKETS FUND
----------------------------------------------------------------------------------------------
ACTUAL
Institutional Shares ...................     1,000.00     1,282.00         1.32          7.59
N Shares ...............................     1,000.00     1,281.70         1.46          8.40
A Shares ...............................     1,000.00     1,281.30         1.57          9.03

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Institutional Shares ...................     1,000.00     1,018.35         1.32          6.72
N Shares ...............................     1,000.00     1,017.64         1.46          7.42
A Shares ...............................     1,000.00     1,017.09         1.57          7.98

----------------------------------------------------------------------------------------------
EQUITY FUND
----------------------------------------------------------------------------------------------
ACTUAL
Institutional Shares ...................     1,000.00     1,070.40         0.84          4.38
N Shares ...............................     1,000.00     1,070.00         0.97          5.06
A Shares ...............................     1,000.00     1,068.70         1.09          5.68

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Institutional Shares ...................     1,000.00     1,020.77         0.84          4.28
N Shares ...............................     1,000.00     1,020.11         0.97          4.94
A Shares ...............................     1,000.00     1,019.51         1.09          5.55

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                           Beginning      Ending                    Expenses
                                            Account      Account     Annualized       Paid
                                             Value        Value       Expense        During
                                            07/01/05     12/31/05      Ratio         Period*
----------------------------------------------------------------------------------------------
INDEX FUND
----------------------------------------------------------------------------------------------
ACTUAL
Institutional Shares ...................   $ 1,000.00   $ 1,064.90         0.33%   $     1.72
N Shares ...............................     1,000.00     1,064.30         0.45          2.34

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Institutional Shares ...................     1,000.00     1,023.34         0.33          1.68
N Shares ...............................     1,000.00     1,022.73         0.45          2.29

----------------------------------------------------------------------------------------------
INTERNATIONAL FUND
----------------------------------------------------------------------------------------------
ACTUAL
Institutional Shares ...................     1,000.00     1,160.30         1.07          5.83
N Shares ...............................     1,000.00     1,159.90         1.20          6.53
A Shares ...............................     1,000.00     1,159.40         1.32          7.18

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Institutional Shares ...................     1,000.00     1,019.61         1.07          5.45
N Shares ...............................     1,000.00     1,018.95         1.20          6.11
A Shares ...............................     1,000.00     1,018.35         1.32          6.72

----------------------------------------------------------------------------------------------
SMALL-CAP GROWTH FUND
----------------------------------------------------------------------------------------------
ACTUAL
Institutional Shares ...................     1,000.00     1,075.60         0.94          4.92

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Institutional Shares ...................     1,000.00     1,020.26         0.94          4.79

----------------------------------------------------------------------------------------------
SMALL-CAP OPPORTUNITY FUND
----------------------------------------------------------------------------------------------
ACTUAL
Institutional Shares ...................     1,000.00     1,071.60         0.91          4.75
N Shares ...............................     1,000.00     1,070.20         1.09          5.69
A Shares ...............................     1,000.00     1,070.30         1.16          6.05

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Institutional Shares ...................     1,000.00     1,020.41         0.91          4.63
N Shares ...............................     1,000.00     1,019.51         1.09          5.55
A Shares ...............................     1,000.00     1,019.15         1.16          5.90

----------------------------------------------------------------------------------------------
SMALL-CAP VALUE FUND
----------------------------------------------------------------------------------------------
ACTUAL
Institutional Shares ...................     1,000.00     1,068.80         0.89          4.64
N Shares ...............................     1,000.00     1,068.00         1.07          5.58
A Shares ...............................     1,000.00     1,067.40         1.14          5.94

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Institutional Shares ...................     1,000.00     1,020.51         0.89          4.53
N Shares ...............................     1,000.00     1,019.61         1.07          5.45
A Shares ...............................     1,000.00     1,019.25         1.14          5.80
----------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365 days.

   Information about Harris Insight Funds Trust on this page and the preceding pages has not been audited.

                              HARRIS INSIGHT FUNDS
                                 TAX INFORMATION
                                   (UNAUDITED)
--------------------------------------------------------------------------------

For the year ended December 31, 2005, the following Harris Insight Funds declared dividends from net realized capital gains:

                                     SHORT-TERM CAPITAL  LONG-TERM CAPITAL GAIN
                                      GAIN, PER SHARE         PER SHARE(1)
                                     ------------------  ----------------------
FUNDS:                               6/21/05   12/14/05    6/21/05     12/14/05
                                     -------   --------  ----------    --------
High Yield Bond Fund ..............  $0.0207   $     --  $   0.0166    $     --
Intermediate Government Bond Fund..   0.0110     0.0217      0.0221          --
Tax-Exempt Bond Fund ..............   0.0003     0.0120      0.0075      0.0601
Balanced Fund .....................   0.0412     0.1689      0.1313      0.7412
Core Equity Fund ..................   0.3883     0.9366      0.6309      0.5954
Emerging Markets Fund .............       --     0.1315      0.4233      1.2095
Equity Fund .......................       --     0.1927          --      0.8775
Index Fund ........................   0.0107     0.0568      0.5170      2.6390
Small-Cap Growth Fund .............       --     0.1321          --      0.5048
Small-Cap Opportunity Fund ........   0.0264         --      0.3962      3.8716
Small-Cap Value Fund ..............   0.2777     0.5854      0.8563      5.8620

(1) Long-term capital gains that qualify for the tax rate of 15% (5% for taxpayers in the 15% and below tax bracket).

The percentage of dividends from net investment income declared for the year ended December 31, 2005, representing qualified dividend income and which qualify for the corporate dividends received deduction for 1099 purposes is as follows:

                                       QUALIFIED              DIVIDENDS
                                   DIVIDEND INCOME(2)   RECEIVED DEDUCTION(3)
                                   ------------------   ---------------------
  Balanced Fund ................           19%                    26%
  Core Equity Fund .............           17%                    21%
  Emerging Markets Fund ........           66%                   N/A
  Equity Fund ..................           71%                    77%
  Index Fund ...................          100%                   100%
  International Fund ...........          100%                   N/A
  Small-Cap Growth Fund ........           13%                    18%
  Small-Cap Opportunity Fund ...          100%                   100%
  Small-Cap Value Fund .........           39%                    61%

(2) Percentage of dividends paid from net investment income that is qualified dividends income ("QDI") that will be taxed at a maximum rate of 15% (5% for taxpayers in the 15% and below tax bracket). Shareholders must consult with their Tax Advisors or the instructions to Form 1040/1040A to determine their eligibility for the lower benefit.

(3) Percentage of dividends paid from net investment income of each Harris Insight Fund that qualifies for the dividends received deduction available to corporations.

FOR SHAREHOLDERS OF THE EMERGING MARKETS FUND AND INTERNATIONAL FUND:

For the year ended December 31, 2005, the Emerging Markets Fund and International Fund recognized $8,266,567 and $5,434,022, respectively, of foreign source income on which the Emerging Markets Fund and International Fund paid foreign taxes of $910,759 and $483,843, respectively. This information is being furnished to you pursuant to notice requirements of Section 853(a) and 855(d) of the Internal Revenue Code, as amended, and the Treasury Regulations thereunder.

                   HARRIS INSIGHT GOVERNMENT MONEY MARKET FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------

ANNUALIZED                                               PAR
YIELD/RATE                                MATURITY      (000)        VALUE+
----------                                --------   ----------  --------------

AGENCY OBLIGATIONS -- 1.4%
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (Cost $22,664,922)
     4.000%                               01/05/06   $   22,675  $   22,664,922
                                                                 --------------

VARIABLE RATE OBLIGATIONS++ -- 49.7%
FEDERAL HOME LOAN BANK -- 19.1%
     4.260%                               01/23/06*      75,000      74,971,612
     4.150%                               02/01/06*     150,000     149,948,171
     4.360%                               03/13/06*      20,000      19,996,102
     4.371%                               03/15/06*      58,000      57,980,575
                                                                 --------------
                                                                    302,896,460
                                                                 --------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 26.5%
     4.211%                               01/07/06*     100,000      99,949,284
     4.218%                               01/07/06*      83,250      83,248,917
     4.240%                               02/17/06*      38,000      37,997,860
     4.268%                               02/22/06*      75,000      74,987,454
     4.371%                               03/22/06*      50,000      49,970,214
     4.376%                               03/22/06*      75,000      74,963,869
                                                                 --------------
                                                                    421,117,598
                                                                 --------------

OVERSEAS PRIVATE INVESTMENT CORP. -- 4.1%
     4.370%                               01/04/06*      30,884      30,883,721
     4.370%                               01/07/06*      33,795      33,794,937
                                                                 --------------
                                                                     64,678,658
                                                                 --------------

TOTAL VARIABLE RATE OBLIGATIONS
  (Cost $788,692,716)                                               788,692,716
                                                                 --------------

REPURCHASE AGREEMENTS -- 44.5%
Bank of America Securities, L.L.C.
   4.270%
   Agreement dated 12/30/05
   proceeds at maturity
   $312,429,390 (Collateralized
   by $327,199,643 FHLMC and
   FNMA 5.000%, due from
   04/01/35 to 12/01/35. The
   market value is
   $318,526,855.)                         01/03/06      312,281     312,281,230
Bank of Tokyo N.A.
   4.270%
   Agreement dated 12/30/05
   proceeds at maturity
   $316,149,924 (Collateralized
   by $322,784,494 FNMA 4.922%
   to 6.000%, due from 06/01/33
   to 07/01/35. The market value
   is $322,320,001.)                      01/03/06      316,000     316,000,000

ANNUALIZED                                               PAR
YIELD/RATE                                MATURITY      (000)         VALUE+
----------                                --------   ----------  --------------

REPURCHASE  AGREEMENTS (CONTINUED)
Lehman Brothers Holdings, Inc.
   4.200%
   Agreement dated 12/30/05
   proceeds at maturity
   $79,036,867 (Collateralized
   by $80,414,372 FNMA 4.730%
   to 5.640%, due from 12/01/33
   to 12/01/35. The market value
   is $80,575,993.)                       01/03/06   $    79,000 $   79,000,000
                                                                 --------------
TOTAL REPURCHASE AGREEMENTS
   (Cost $707,281,230)                                              707,281,230
                                                                 --------------
                                                        SHARES
                                                        ------
TEMPORARY INVESTMENTS -- 4.6%
AIM Short-Term Investment Trust
   Treasury Portfolio
   (Cost $73,524,968)                                 73,524,968     73,524,968
                                                                 --------------
TOTAL INVESTMENTS -- 100.2%
      (Cost $1,592,163,836(d))                                    1,592,163,836
                                                                 --------------
OTHER ASSETS AND LIABILITIES -- (0.2%)
Interest receivable and other assets                                  3,017,498
Dividends payable                                                    (5,113,957)
Investment advisory fee payable                                        (140,230)
Administration fees payable                                             (58,057)
Service plan fees payable                                              (912,885)
Accrued expenses                                                        (87,971)
                                                                 --------------
                                                                     (3,295,602)
                                                                 --------------
NET ASSETS -- 100.0%
Applicable to 215,119,149 Institutional Shares,
   262,508,165 N Shares, and 1,111,240,919
   Service Shares of beneficial interest outstanding,
   $.001 par value (indefinite
   number of shares has been authorized
   for each class of shares of the Fund) (Note 8)                $1,588,868,234
                                                                 ==============
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE PER
   SHARE EACH FOR INSTITUTIONAL SHARES, N SHARES,
   AND SERVICE SHARES                                            $         1.00
                                                                 ==============

----------
+     See Note 2a to the Financial Statements.

++    Rate in effect on 12/31/05.

*     Date of next interest  rate reset.

(d)   Aggregate cost for federal income tax purposes.

                       See Notes to Financial Statements.

                        HARRIS INSIGHT MONEY MARKET FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
ANNUALIZED                                              PAR
YIELD/RATE                                MATURITY     (000)         VALUE+
----------                                --------   ----------  --------------

ASSET-BACKED SECURITIES -- 3.0%
G-Star, Ltd. Series 2002-2A 144A, Class
   A1MA(f),(g)
     4.449%                               01/25/06*  $   30,758  $   30,758,145
Putnam Structured Product
   Funding Series 2002-1A 144A,
   Class A1MF(f),(g)
     4.449%                               01/17/06*      76,000      76,000,000
Residential Mortgage Acceptance
   Corp. Series 2004-NS2A 144A,
   Class A1(f)
     4.360%                               01/12/06*     128,543     128,542,983
                                                                 --------------
TOTAL ASSET-BACKED SECURITIES
   (Cost $235,301,128)                                              235,301,128
                                                                 --------------
COMMERCIAL PAPER -- 37.1%
Alaska Housing Finance Corp.
     4.280%                               01/09/06       26,225      26,200,057
Amsterdam Funding Corp.
     4.360%                               01/06/06      150,000     149,909,167
     4.350%                               01/12/06       73,800      73,701,907
Broadhollow Funding, L.L.C.,
   Series 144A(f)
     4.200%                               05/04/06(e)    25,000      24,991,250
     4.300%                               05/04/06(e)    25,000      24,991,042
     4.210%                               05/06/06(e)    25,000      24,985,382
     4.250%                               05/06/06(e)    11,000      10,993,507
     4.440%                               05/06/06(e)   125,000     124,922,917
Bryant Park Funding, L.L.C.
     4.170%                               01/09/06       40,294      40,256,661
     4.280%                               01/12/06       28,089      28,052,266
     4.330%                               01/20/06       12,057      12,029,446
Compass Securitization, L.L.C.
     4.220%                               01/10/06       95,000      94,899,775
     4.210%                               01/13/06       14,796      14,775,236
     4.340%                               01/18/06       13,754      13,725,812
Crown Point Capital, L.L.C.
     4.180%                               01/12/06       94,862      94,740,840
     4.120%                               01/19/06       48,069      47,969,978
Grampian Funding, L.L.C.
     4.350%                               01/11/06       11,495      11,481,110
Harrier Finance, L.L.C.
     4.370%                               01/03/06       27,165      27,158,405
JPMorgan Chase Bank
     4.350%                               01/03/06      100,000      99,975,833
Jupiter Securitization Corp.
     4.350%                               01/03/06       30,069      30,061,733
     4.360%                               02/02/06      140,493     139,948,512
Morgan Stanley & Co., Inc.
     4.430%                               01/04/06       54,303      54,282,953
     4.420%                               01/06/06       55,763      55,728,768
Paradigm Funding, L.L.C.
     4.350%                               01/05/06       10,000       9,995,167
     4.200%                               01/09/06       42,681      42,641,164
     4.180%                               01/11/06       50,000      49,941,944
     4.370%                               01/12/06       10,835      10,820,532
     4.240%                               01/13/06       12,229      12,211,716
     4.340%                               01/17/06       60,000      59,884,267
     4.350%                               01/23/06       35,000      34,906,958
     4.250%                               01/25/06       86,395      86,150,214

ANNUALIZED                                              PAR
YIELD/RATE                                MATURITY     (000)          VALUE+
----------                                --------   ----------  --------------

COMMERCIAL PAPER (CONTINUED)
Park Avenue Receivables Corp.
     4.190%                               01/03/06   $   12,000  $   11,997,207
Park Granada, L.L.C.
     4.430%                               05/03/06(e)    30,000      29,992,617
     4.350%                               05/06/06(e)    99,000      98,940,187
     4.360%                               05/06/06(e)    50,000      49,969,722
Sheffield Receivables Corp.
     4.350%                               01/04/06      104,125     104,087,255
Solitaire Funding, L.L.C.
     4.330%                               01/23/06       38,000      37,899,448
     4.320%                               01/30/06      107,741     107,366,061
Strand Capital, L.L.C.
     4.020%                               03/10/06(e)    65,000      64,941,933
     4.035%                               03/12/06(e)    25,000      24,971,979
     4.080%                               03/12/06(e)    75,000      74,915,000
     4.110%                               03/12/06(e)    25,000      24,971,458
     4.210%                               04/02/06(e)    50,000      49,818,736
     4.230%                               04/02/06(e)    35,000      34,872,513
     4.430%                               04/16/06(e)    25,000      24,861,563
Surrey Funding Corp.
     4.160%                               01/10/06       75,000      74,922,000
     4.210%                               01/17/06      100,000      99,812,889
Tasman Funding, L.L.C.
     4.330%                               01/17/06       90,730      90,555,395
     4.370%                               01/17/06        9,324       9,305,891
     4.360%                               01/20/06       20,000      19,953,978
     4.250%                               01/23/06       49,803      49,673,651
     4.255%                               01/23/06       40,000      39,895,989
     4.260%                               01/23/06       33,000      32,914,090
     4.260%                               01/25/06       36,018      35,915,709
     4.300%                               02/02/06       30,725      30,607,562
Thames Asset Global Securitization, Inc.
     4.060%                               01/06/06       60,000      59,966,167
     4.330%                               01/17/06       50,000      49,903,778
     4.260%                               01/18/06       14,606      14,576,618
Windmill Funding Corp.
     4.460%                               01/06/06       14,000      13,991,328
Yorktown Capital, L.L.C.
     4.350%                               01/04/06       12,518      12,513,462
                                                                 --------------
TOTAL COMMERCIAL PAPER
   (Cost $2,906,448,705)                                          2,906,448,705
                                                                 --------------
MUNICIPAL BONDS -- 1.1%
Alaska State Housing Finance Corp.
   Revenue Bonds Series B VR
     4.460%                               01/05/06        8,055       8,055,000
Colorado State Housing & Finance
   Authority Revenue Bonds Series 1,
   Class A1 VR
     4.450%                               01/04/06        9,440       9,440,000
Colorado State Housing & Finance
   Authority Revenue Bonds Series B-1 VR
     4.450%                               01/04/06       13,825      13,825,000
Colorado State Housing & Finance
   Authority Revenue Bonds Series B-2 VR
     4.450%                               01/04/06       39,775      39,775,000
Connecticut State Housing Finance
   Authority Revenue Bonds VR
     4.380%                               01/05/06        8,366       8,366,000

                       See Notes to Financial Statements.

                        HARRIS INSIGHT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005

-------------------------------------------------------------------------------
ANNUALIZED                                              PAR
YIELD/RATE                                MATURITY     (000)         VALUE+
----------                                --------   ----------  --------------

MUNICIPAL BONDS (CONTINUED)
Madison, Wisconsin, Community
   Development Authority Revenue
   Bonds VR
     4.380%                               01/05/06   $    7,685  $    7,685,000
Utah Housing Corp. Single Family
   Mortgage Revenue Bonds Series
   C-3, Class I VR
     4.450%                               01/07/06        1,125       1,125,000
                                                                 --------------
TOTAL MUNICIPAL BONDS
   (Cost $88,271,000)                                                88,271,000
                                                                 --------------
TIME DEPOSITS -- 2.9%
ING Bank N.V.
     4.170%                               01/03/06      100,000     100,000,000
Key Bank
     4.000%                               01/03/06      122,666     122,666,115
                                                                 --------------
TOTAL TIME DEPOSITS
  (Cost $222,666,115)                                               222,666,115
                                                                 --------------
VARIABLE RATE OBLIGATIONS++ -- 31.1%
Alliance & Leicester P.L.C.
   Series 144A(f)
     4.329%                               01/03/06*     165,000     165,000,000
American Express Credit Corp.
   Series 144A(f)
     4.420%                               01/20/06*     225,000     225,000,000
Bank of New York Co., Inc.
   Series 144A(f)
     4.330%                               01/10/06*     170,000     169,981,457
Bank One Corp.
     4.590%                               02/27/06      104,915     104,952,630
Beta Finance, Inc. Series 144A(f)
     4.318%                               12/31/05*      75,000      74,999,348
CFM International, Inc.
     4.380%                               01/03/06*      23,225      23,225,000
Eli Lilly Services, Inc.
   Series 144A(f)
     4.261%                               01/03/06*      75,000      75,000,000
General Electric Capital Corp.
     4.440%                               01/09/06*      15,000      15,000,000
Goldman Sachs Group, Inc.(h)
     4.321%                               01/03/06*      65,000      65,000,000
Goldman Sachs Group, Inc.
   Series 144A(f)
     4.469%                               01/17/06*     100,000     100,000,000
Goldman Sachs Group, Inc.
   Series 144A(f),(g)
     4.331%                               01/03/06*      85,000      85,000,000
     4.341%                               01/03/06       25,000      25,000,000
Harrier Finance Funding, L.L.C.
   Series 144A(f)
     4.329%                               01/17/06*      90,000      89,998,238
     4.339%                               01/17/06*     100,000     100,000,000
     4.349%                               01/25/06       76,500      76,499,997
HBOS Treasury Services P.L.C.
   Series 144A(f)
     4.153%                               01/12/06      104,180     104,181,902

ANNUALIZED                                              PAR
YIELD/RATE                                MATURITY     (000)         VALUE+
----------                                --------   ----------  --------------
VARIABLE RATE OBLIGATIONS++ (CONTINUED)
K2, L.L.C. Series 144A(f)
     4.329%                               01/25/06   $   30,000  $   29,999,605
     4.364%                               01/25/06*      65,000      65,003,982
Lehman Brothers Holdings, Inc.
     4.114%                               01/03/06*      75,000      75,029,472
     4.460%                               01/23/06*     102,500     102,500,000
Money Market Trust Series A-2
   144A(f),(g)
     4.444%                               01/17/06*     208,000     208,000,000
Rural Electric Cooperative Grantor Trust
   (Kansas Electric Power Cooperative)
     4.380%                               01/04/06*      10,240      10,240,000
Tango Finance Corp. Series 144A(f)
     4.320%                               01/11/06*      55,000      54,996,655
     4.329%                               01/17/06*     132,000     131,991,827
     4.330%                               01/20/06*      60,000      59,994,963
U.S. Bank N.A.
     4.310%                               02/17/06       55,000      54,999,943
Westdeutsche Landesbank A.G.
   Series 144A(f)
     4.370%                               01/10/06*     100,000     100,000,000
White Pine Finance, L.L.C.
    Series 144A(f)
     4.329%                               01/25/06*      50,000      49,994,319
                                                                 --------------
TOTAL VARIABLE RATE OBLIGATIONS
   (Cost $2,441,589,338)                                          2,441,589,338
                                                                 --------------
REPURCHASE AGREEMENTS -- 23.0%
Bank of America Securities, L.L.C.
     4.270%
   Agreement dated 12/30/05, proceeds at
   maturity $1,368,367,677 (Collateralized by
   $1,418,850,090 FNMA 5.000% to 5.500%,
   due from 02/01/35 to 10/01/35.
   The market value is
   $1,395,073,146.)                       01/03/06    1,367,719   1,367,718,770
Bank of Tokyo N.A.
     4.050%
   Agreement dated 12/30/05, proceeds at
   maturity $50,022,500 (Collateralized by
   $50,885,007 FNMA 5.188% to 6.000%,
   due from 11/01/34 to 06/01/35.
   The market value is
   $51,002,142.)                          01/03/06       50,000      50,000,000
Bank of Tokyo N.A.
     4.270%
   Agreement dated 12/30/05, proceeds at
   maturity $389,184,559 (Collateralized by
   $395,866,592 FNMA 5.188% to 6.000%,
   due from 11/01/34 to 06/01/35.
   The market value is
   $396,777,859.)                         01/03/06      389,000     389,000,000
                                                                 --------------
TOTAL REPURCHASE AGREEMENTS
   (Cost $1,806,718,770)                                          1,806,718,770
                                                                 --------------
                        See Notes to Financial Statements

                        HARRIS INSIGHT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                     SHARES          VALUE+
                                                  -----------   ---------------
TEMPORARY INVESTMENTS -- 2.1%
AIM Short-Term Investment Co.
   Liquid Assets Prime Portfolio
   (Cost $166,340,908)                            166,340,908   $   166,340,908
                                                                ---------------
TOTAL INVESTMENTS -- 100.3%
   (Cost $7,867,335,964(d))                                       7,867,335,964
                                                                ---------------

OTHER ASSETS AND LIABILITIES -- (0.3%)
Interest receivable and other assets                                  9,495,392
Dividends payable                                                   (26,098,138)
Investment advisory fee payable                                        (673,635)
Administration fees payable                                            (279,164)
Service plan fees payable                                            (1,753,087)
Accrued expenses                                                       (389,379)
                                                                ---------------
                                                                    (19,698,011)
                                                                ---------------
NET ASSETS -- 100.0%

Applicable to 3,724,605,232 Institutional Shares,
   920,875,353 N Shares,1,409,730,133
   Exchange Shares, and 1,793,046,293
   Service Shares of  beneficial interest
   outstanding, $.001 par value (indefinite
   number of  shares has been authorized
   for each class of shares of the Fund (Note 8)                $ 7,847,637,953
                                                                ===============

NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE PER
   SHARE EACH FOR INSTITUTIONAL SHARES, N SHARES,
   EXCHANGE SHARES, AND SERVICE SHARES                          $          1.00
                                                                ===============

----------

+       See Note 2a to the Financial Statements.

++      Rate in effect on 12/31/05.

*       Date of next interest rate reset.

(d)     Aggregate cost for federal income tax purposes.

(e) These securities allow the issuer to extend the maturity date. The date shown is the date to which the security can be extended. Such securities could mature earlier than the extension date.

(f),(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise designated (g), the security is considered liquid. The total market value of the illiquid securities at December 31, 2005, is $424,758,145.

(h)     Illiquid security. Market value at December 31, 2005, is $65,000,000.

VR   -- Variable rate demand note; interest rate in effect on 12/31/05.
        Maturity date is the later of the next interest rate change or exercise of the demand feature.

                       See Notes to Financial Statements.

                   HARRIS INSIGHT TAX-EXEMPT MONEY MARKET FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
ANNUALIZED                                                  PAR
YIELD/RATE                                     MATURITY    (000)       VALUE+
----------                                     --------   -------   ------------

MUNICIPAL BONDS -- 99.7%
ALABAMA -- 5.3%
Chatom, Alabama, Industrial Development
   Board Pollution Control Revenue Bonds
   (Alabama Electric Project) VR
      3.700%                                   01/07/06   $ 3,050   $  3,050,000
Columbia, Alabama, Industrial
   Development Board Pollution Control
   Revenue Bonds (Alabama Power Co.
   Project) Series C VR
      3.750%                                   01/01/06    21,500     21,500,000
Columbia, Alabama, Industrial
   Development Board Pollution Control
   Revenue Bonds (Alabama Power Co.
   Project) Series D VR
      3.750%                                   01/01/06    10,000     10,000,000
Jefferson County, Alabama, Sewer
   Revenue Bonds (Eagle) Series
   20026020 144A, Class A VR(f)
      3.560%                                   01/07/06     9,830      9,830,000
Jefferson County, Alabama, Sewer
   Revenue Bonds (Eagle) Series
   20030029 144A, Class A VR(f)
      3.560%                                   01/07/06     9,900      9,900,000
Jefferson County, Alabama, Sewer
   Revenue Bonds Series C-2 VR
      3.440%                                   01/07/06    12,000     12,000,000
Jefferson County, Alabama, Sewer
   Revenue Bonds Series C-4 VR
      3.440%                                   01/07/06    10,000     10,000,000
                                                                    ------------
                                                                      76,280,000
                                                                    ------------
ALASKA -- 2.0%
Alaska State Housing Finance Corp.
   Governmental Purpose Revenue Bonds
   (University of Alaska) Series A VR
      3.580%                                   01/07/06    23,300     23,300,000
Alaska State Housing Finance Corp.
   Revenue Bonds (Spears) Series DB-132
   144A VR(f)
      3.550%                                   01/07/06     5,250      5,250,000
                                                                    ------------
                                                                      28,550,000
                                                                    ------------
ARIZONA -- 0.7%
Salt River Project, Arizona, Agricultural
   Improvement & Power District Electrical
   Systems Revenue Bonds Series
   20026010 144A, Class A VR(f)
      3.560%                                   01/07/06     9,900      9,900,000
                                                                    ------------

CALIFORNIA -- 2.3%
California State Department of Water
   Resources Power Supply Revenue
   Bonds Series B-2 VR
      3.750%                                   01/01/06    10,000     10,000,000
California State Department of Water
   Resources Power Supply Revenue
   Bonds Series B-5 VR
      3.720%                                   01/01/06    22,700     22,700,000
                                                                    ------------
                                                                      32,700,000
                                                                    ------------

ANNUALIZED                                                  PAR
YIELD/RATE                                     MATURITY    (000)       VALUE+
----------                                     --------   -------   ------------

MUNICIPAL BONDS (CONTINUED)
COLORADO -- 3.4%
Colorado Housing & Finance Authority
   Revenue Bonds (Multifamily
   Project-Class I) Series A-4 VR
      3.550%                                   01/04/06   $ 5,895   $  5,895,000
Moffat County, Colorado,Pollution
   Control Revenue Bonds (National
   Rural Utilities Co-Op) VR
      3.550%                                   01/07/06    32,135     32,135,000
Westminster, Colorado, Economic
   Development Authority, Tax Increment
   Revenue Bonds (North Huron Urban
   Renewal Project) VR
      3.550%                                   01/07/06    10,450     10,450,000
                                                                    ------------
                                                                      48,480,000
                                                                    ------------
CONNECTICUT -- 1.9%
Connecticut State Special Tax Obligation
   Revenue Bonds (Transportation
   Infrastructure Purposes) Series 2 VR
      3.550%                                   01/07/06    27,600     27,600,000
                                                                    ------------
FLORIDA -- 5.4%
Dade County, Florida, Industrial
   Development Authority Exempt
   Facilities Revenue Bonds (Florida
   Power & Light Co.) VR
      3.650%                                   01/01/06    25,400     25,400,000
Florida State Board of Education General
   Obligation Bonds (Eagle) Series
   2003025 144A, Class A VR(f)
      3.550%                                   01/07/06     4,900      4,900,000
Palm Beach County, Florida, School
   District TECP
      3.120%                                   03/09/06     7,000      7,000,000
Putnam County, Florida, Development
   Authority Pollution Control Revenue
   Bonds (Seminole Electric Co-Op, Inc.)
   Series D PS
      3.270%                                   06/15/06    15,000     15,000,000
St. Lucie County, Florida, Pollution Control
   Revenue Bonds (Florida Power & Light
   Co. Project) VR
      3.650%                                   01/01/06    25,000     25,000,000
                                                                    ------------
                                                                      77,300,000
                                                                    ------------
GEORGIA -- 3.2%
Burke County, Georgia, Development
   Authority Pollution Control Revenue
   Bonds (Georgia Power Co. Plant Vogtle
   Project) 1st Series PS
      2.830%                                   05/05/06    24,000     24,000,000
Henry County, Georgia, Water &
   Sewer Authority Revenue Bonds
   (Eagle) Series 720050008 144A,
   Class A VR(f)
      3.560%                                   01/07/06    16,640     16,640,000

                       See Notes to Financial Statements.

                   HARRIS INSIGHT TAX-EXEMPT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
ANNUALIZED                                                  PAR
YIELD/RATE                                     MATURITY    (000)       VALUE+
----------                                     --------   -------   ------------

MUNICIPAL BONDS (CONTINUED)
GEORGIA (CONTINUED)
Monroe County, Georgia, Development
   Authority Pollution Control Revenue
   Bonds (Georgia Power Co. Plant
   Scherer Project) 2nd Series PS
      2.830%                                   05/05/06   $ 6,000   $  6,000,000
                                                                    ------------
                                                                      46,640,000
                                                                    ------------
HAWAII -- 0.7%
ABN AMRO Munitops Certificates Trust
   (Hawaii) Series 11 144A PS(f),(g)
      3.200%                                   03/16/06     9,980      9,980,000
                                                                    ------------
ILLINOIS -- 15.6%
ABN AMRO Munitops Certificates Trust
   (Multistate) Series 3 144A VR(f)
      3.560%                                   01/07/06    35,000     35,000,000
Chicago, Illinois, General Obligation
   Bonds (Eagle) Series 20030006-A
   144A VR(f)
      3.560%                                   01/07/06     4,800      4,800,000
Chicago, Illinois, Metropolitan Water
   Reclamation District of Greater Chicago
   General Obligation Bonds Series A VR
      3.500%                                   01/07/06    16,000     16,000,000
Chicago, Illinois, O'Hare International
   Airport General Airport Third Lien
   Revenue Bonds Series C VR
      3.510%                                   01/07/06    30,000     30,000,000
Hoffman Estates, Illinois, Tax Increment
   Revenue Bonds (Hoffman Estates
   Economic Development Project Area) VR
      3.520%                                   01/07/06    17,500     17,500,000
Illinois Development Finance Authority
   Revenue Bonds (Lake Forest Academy) VR
      3.530%                                   01/07/06     4,000      4,000,000
Illinois Development Finance Authority
   Revenue Bonds (McGaw YMCA
   Evanston Project) VR
      3.630%                                   01/07/06     4,000      4,000,000
Illinois Development Finance Authority
   Revenue Bonds (North Park University)
   VR
      3.430%                                   01/07/06    22,900     22,900,000
Illinois Development Finance Authority
   Revenue Bonds (Sacred Heart Schools
   Project) VR
      3.530%                                   01/07/06     2,300      2,300,000
Illinois Educational Facilities Authority
   Revenue Bonds (The Adler Planetarium)
   VR
      3.470%                                   01/07/06    10,000     10,000,000
Illinois Educational Facilities Authority
   Revenue Bonds (Field Museum of
   Natural History) VR
      3.580%                                   01/07/06    15,400     15,400,000

ANNUALIZED                                                  PAR
YIELD/RATE                                     MATURITY    (000)       VALUE+
----------                                     --------   -------   ------------

MUNICIPAL BONDS (CONTINUED)
ILLINOIS (CONTINUED)
Illinois Finance Authority Revenue Bonds
   (Lake Forest Country Day School
   Project) VR
      3.530%                                   01/07/06   $ 3,250   $  3,250,000
Illinois Finance Authority Revenue Bonds
   (Music & Dance Theater Project) VR
      3.530%                                   01/07/06     5,000      5,000,000
Illinois Health Facilities Authority TECP
      2.830%                                   01/05/06    10,000     10,000,000
      2.870%                                   02/16/06    24,000     24,000,000
Illinois Health Facilities Authority
   Revenue Bonds (Advocate Health Care
      Network)
   Series A PS
      2.740%                                   07/06/06    11,130     11,130,000
Illinois Regional Transportation Authority
   Revenue Bonds (Eagle) Series
   720050003 144A, Class A VR(f)
      3.560%                                   01/07/06     4,950      4,950,000
Illinois State General Obligation Notes
      4.500%                                   03/30/06     5,000      5,015,939
                                                                    ------------
                                                                     225,245,939
                                                                    ------------
INDIANA -- 7.0%
ABN AMRO Munitops Certificates Trust
   (Multistate) Series 5 144A VR(f)
      3.560%                                   01/07/06    10,746     10,746,000
Indiana Health Facility Financing Authority
   Revenue Bonds (Ascension Health
   Credit Group) Series A-1 PS
      2.740%                                   07/03/06    17,000     17,000,000
Indiana Health Facility Financing Authority
   Revenue Bonds (Ascension Health
   Credit Group) Series A-3 PS
      2.500%                                   02/01/06    21,000     21,000,000
Indiana Health Facility Financing Authority
   Revenue Bonds (Union Hospital, Inc.
   Project) VR
      3.580%                                   01/07/06     7,400      7,400,000
Indiana State Office Building Commission
   TECP
      3.180%                                   04/07/06    30,973     30,973,000
Indiana Transportation Finance Authority
   Highway Revenue Bonds (Spears)
   Series DB-114 144A VR(f)
      3.550%                                   01/05/06     3,985      3,985,000
Indiana Transportation Finance Authority
   Highway Revenue Bonds (Spears)
   Series DB-117 144A VR(f)
      3.550%                                   01/05/06     2,075      2,075,000
Purdue University, Indiana, Student Fee
   Revenue Bonds Series S VR
   3.520%                                      01/07/06     7,600      7,600,000
                                                                    ------------
                                                                     100,779,000
                                                                    ------------

                       See Notes to Financial Statements.

                   HARRIS INSIGHT TAX-EXEMPT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
ANNUALIZED                                                   PAR
YIELD/RATE                                     MATURITY     (000)      VALUE+
----------                                     --------   -------   ------------

MUNICIPAL BONDS (CONTINUED)
KANSAS -- 0.4%
Wichita, Kansas, Hospital Facilities
   Improvement Revenue Bonds (St.
   Francis Regional Medical Center)
   Series A-3 144A VR(f)
      3.550%                                   01/07/06   $ 5,940   $  5,940,000
                                                                    ------------
KENTUCKY -- 1.1%
Kentucky Economic Development Finance
   Authority Revenue Bonds (Catholic
   Health Initiatives) Series C VR
      3.560%                                   01/07/06     5,300      5,300,000
Mason County, Kentucky, Pollution Control
   Revenue Bonds (East Kentucky Power
   Co-Op) Series B-2 VR
      3.700%                                   01/07/06     6,120      6,120,000
Mason County, Kentucky, Pollution Control
   Revenue Bonds (East Kentucky Power
   Co-Op) Series B-3 VR
      3.700%                                   01/07/06     4,260      4,260,000
                                                                    ------------
                                                                      15,680,000
                                                                    ------------
MASSACHUSETTS -- 2.1%
Massachusetts Water Resources
   Authority TECP
      3.080%                                   02/02/06     9,400      9,400,000
      3.150%                                   03/09/06     8,000      8,000,000
Route 3 North Transportation Improvement
   Association, Massachusetts Lease
   Revenue Bonds Series B VR
      3.490%                                   01/07/06    12,150     12,150,000
                                                                    ------------
                                                                      29,550,000
                                                                    ------------
MICHIGAN -- 2.6%
Detroit, Michigan, City School District
   General Obligation Bonds (Eagle) Series
   20026013 144A, Class A VR(f)
      3.560%                                   01/07/06     7,680      7,680,000
Detroit, Michigan, City School District
   General Obligation Bonds (Eagle)
   Series 20026014 144A, Class A
   VR(f)
      3.560%                                   01/07/06     7,200      7,200,000
Grand Valley State University, Michigan
   Revenue Bonds Series A VR
      3.530%                                   01/07/06    15,905     15,905,000
Michigan State Strategic Fund Limited
   Obligation Revenue Bonds (Southgate
   Properties Project) VR
      3.560%                                   01/07/06     6,725      6,725,000
                                                                    ------------
                                                                      37,510,000
                                                                    ------------
MINNESOTA -- 1.9%
University of Minnesota Revenue Bonds
   Series A VR
      3.580%                                   01/04/06    27,590     27,590,000
                                                                    ------------
MISSISSIPPI -- 1.4%
Claiborne County, Mississippi TECP
      3.270%                                   03/09/06    15,900     15,900,000

ANNUALIZED                                                  PAR
YIELD/RATE                                     MATURITY    (000)       VALUE+
----------                                     --------   -------   ------------

MUNICIPAL BONDS (CONTINUED)
MISSISSIPPI (CONTINUED)
Mississippi State General Obligation
   Bonds (Eagle) Series 20026018 144A,
   Class A VR(f)
      3.560%                                   01/07/06   $ 4,000   $  4,000,000
                                                                    ------------
                                                                      19,900,000
                                                                    ------------
MISSOURI -- 3.3%
Bi State Development Agency,
   Missouri-Illinois Metropolitan District
   Mass Transit Revenue Bonds
   (MetroLink Cross County Project)
   Series A VR
      3.400%                                   01/07/06     7,000      7,000,000
Missouri State Health & Educational
   Facilities Authority Revenue Bonds
   (Eagle) Series 20026026 144A, Class A
   VR(f)
      3.560%                                   01/07/06     2,700      2,700,000
Missouri State Health & Educational
   Facilities Authority Revenue Bonds
   (SSM Health Care) Series C-2 VR
      3.480%                                   01/07/06     3,000      3,000,000
Missouri State Health & Educational
   Facilities Authority Revenue Bonds
   (Washington University) (Eagle)
   Series 20030003 144A, Class A
   VR(f)
      3.560%                                   01/07/06     9,900      9,900,000
Missouri State Highways & Transit
   Commission State Road Revenue
   Bonds Series A
      4.000%                                   05/01/06    23,835     23,943,412
St. Louis County, Missouri, Industrial
   Development & Educational Facilities
   Revenue Bonds (Whitefield School,
   Inc.) Series B VR
      3.570%                                   01/07/06     1,200      1,200,000
                                                                    ------------
                                                                      47,743,412
                                                                    ------------
NEVADA -- 2.7%
ABN AMRO Munitops Certificates Trust
   (Multistate) Series 19 144A VR(f)
      3.610%                                   01/07/06    10,950     10,950,000
Clark County, Nevada TECP
      3.080%                                   02/02/06     5,000      5,000,000
      3.130%                                   04/06/06    10,000     10,000,000
Clark County, Nevada, School District
   General Obligation Bonds Series A VR
      3.690%                                   01/03/06    13,365     13,365,000
                                                                    ------------
                                                                      39,315,000
                                                                    ------------
NEW JERSEY -- 1.5%
New Jersey Economic Development
   Authority Water Facilities Revenue
   Bonds (United Water New Jersey, Inc.
   Project) Series A VR
      3.750%                                   01/03/06    20,850     20,850,000
                                                                    ------------

                       See Notes to Financial Statements.

                   HARRIS INSIGHT TAX-EXEMPT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
ANNUALIZED                                                PAR
YIELD/RATE                                  MATURITY     (000)        VALUE+
----------                                  --------   ---------   ------------

MUNICIPAL BONDS (CONTINUED)
NEW YORK -- 2.8%
ABN AMRO Munitops Certificates Trust
   (New York) Series 2 144A VR(f)
      3.530%                                01/07/06   $  14,605   $ 14,605,000
Buffalo, New York, Fiscal Stability
   Authority Series A-1 BANS
      4.000%                                05/15/06       5,000      5,022,449
      4.000%                                08/14/06       8,000      8,054,942
New York City, New York, General
   Obligation Bonds Series C VR
      3.430%                                01/01/06       1,840      1,840,000
New York City, New York, Transitional
   Finance Authority Certificates (STARS)
   Series 7 144A VR(f)
      3.540%                                01/07/06       3,135      3,135,000
New York City, New York, Transitional
   Finance Authority Revenue Bonds
   (New York City Recovery) Subseries
   B-3 VR
      3.750%                                01/01/06       7,800
                                                                      7,800,000
                                                                   ------------
                                                                     40,457,391
                                                                   ------------
NORTH CAROLINA -- 0.1%
North Carolina State General Obligation
   Bonds (Eagle) Series 720051001 144A,
Class A VR(f)
      3.560%                                01/07/06       2,000      2,000,000
                                                                   ------------
OHIO -- 2.3%
Cuyahoga County, Ohio, Hospital Revenue
   Bonds (Metrohealth System Project) VR
      3.570%                                01/07/06       8,035      8,035,000
Cuyahoga County, Ohio, Revenue Bonds
   (The Ratner School Project) VR
      3.590%                                01/07/06       6,500      6,500,000
Kent State University, Ohio, Revenue
   Bonds VR
      3.550%                                01/07/06      12,775     12,775,000
Ohio State Higher Educational Facility
   Commission Revenue Bonds (Pooled
   Financing 2002 Program) Series A VR
      3.580%                                01/07/06       4,890      4,890,000
Ohio State Higher Educational Facility
   Commission Revenue Bonds (Pooled
   Financing 2003 Program) Series A VR
      3.580%                                01/07/06       1,440      1,440,000
                                                                   ------------
                                                                     33,640,000
                                                                   ------------
OREGON -- 2.1%
Clakamas County, Oregon, Hospital
   Facility Authority Revenue Bonds
   (Legacy Health System) VR
      3.500%                                01/07/06      23,500     23,500,000
Eugene, Oregon, Electric Utility Revenue
   Bonds (Eagle) Series 20030022 144A,
   Class A VR(f)
      3.560%                                01/07/06       5,880
                                                                      5,880,000
                                                                   ------------
                                                                     29,380,000
                                                                   ------------

ANNUALIZED                                                PAR
YIELD/RATE                                  MATURITY     (000)        VALUE+
----------                                  --------   ---------   ------------
MUNICIPAL BONDS (CONTINUED)
PENNSYLVANIA -- 4.1%
Berks County, Pennsylvania, Industrial
   Development Authority Revenue Bonds
   (Richard J. Caron Foundation Project)
   VR
      3.570%                                01/07/06   $   2,800   $  2,800,000
Delaware County, Pennsylvania, Industrial
   Development Authority Pollution Control
   Revenue Bonds (Exelon Generation Co.,
   L.L.C.) VR
      3.750%                                01/01/06      33,910     33,910,000
Pennsylvania Intergovernmental
   Cooperation Authority Special Tax
   Revenue Refunding Bonds (City of
   Philadelphia Funding Program) VR
      3.540%                                01/07/06       2,175      2,175,000
Philadelphia, Pennsylvania, Water &
   Wastewater Revenue Bonds VR
      3.490%                                01/04/06       5,000      5,000,000
SouthCentral Pennsylvania General
   Authority Revenue Bonds (Wellspan
   Health Obligated Group) Series C VR
      3.480%                                01/07/06       3,000      3,000,000
SouthCentral Pennsylvania General
   Authority Revenue Bonds (Wellspan
   Health Obligated Group) Series D VR
      3.480%                                01/07/06      12,525     12,525,000
                                                                   ------------
                                                                     59,410,000
                                                                   ------------
TEXAS -- 15.6%
ABN AMRO Munitops Certificates Trust
   (Multistate) Series 8 144A VR(f)
      3.560%                                01/07/06       5,000       5,000,000
ABN AMRO Munitops Certificates Trust
   (Multistate) Series 9 144A VR(f)
      3.540%                                01/05/06      10,002      10,002,000
ABN AMRO Munitops Certificates
   Trust (Multistate) Series 15 144A
   VR(f)
      3.610%                                01/05/06      15,925      15,925,000
Corpus Christi, Texas, Utility Systems
   Revenue Bonds (Spears) Series
   DB-126 144A VR(f)
      3.550%                                01/07/06      5,545        5,545,000
Denton, Texas, Independent School
   District General Obligation Bonds
   Series A VR
      3.580%                                01/07/06      15,000      15,000,000
Harris County, Texas, Health Facilities
   Development Corp. Hospital Revenue
   Bonds (Texas Children's Hospital)
   Series B-1 VR
      3.800%                                01/03/06      10,000      10,000,000
Houston, Texas, Independent School
   District General Obligation Bonds
   Series 144A VR(f)
      3.550%                                01/07/06       5,000      5,000,000

                       See Notes to Financial Statements.

                   HARRIS INSIGHT TAX-EXEMPT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
ANNUALIZED                                                PAR
YIELD/RATE                                  MATURITY     (000)        VALUE+
----------                                  --------   ---------   ------------

MUNICIPAL BONDS (CONTINUED)
TEXAS (CONTINUED)
Houston, Texas, Water & Sewer System
   Revenue Bonds (STARS) Series 14
      144A VR(f)
      3.550%                                01/07/06   $   1,000   $  1,000,000
Nueces County, Texas, Health Facilities
   Development Corp. Revenue Bonds
   (Driscoll Children's
   Foundation Project)VR
      3.580%                                01/07/06      17,600     17,600,000
San Antonio, Texas, Electric & Gas
   Revenue Bonds VR
      3.580%                                01/07/06      21,000     21,000,000
Texas Municipal Power Agency Revenue
   Bonds Series 144A VR(f)
      3.580%                                01/07/06      30,000     30,000,000
Texas Small Business Industrial
   Development Revenue Bonds VR
      3.580%                                01/07/06      35,000     35,000,000
Texas State TRANS
      4.500%                                08/31/06      10,000     10,096,534
Texas State General Obligation Bonds
   (Eagle) Series 200030026 144A,
   Class A VR(f)
      3.560%                                01/07/06       2,410      2,410,000
University of North Texas TECP
      3.150%                                01/10/06      19,993     19,993,000
University of Texas System, Board
   of Regents TECP
      3.110%                                02/09/06      10,000     10,000,000
      2.900%                                03/09/06      11,425     11,425,000
                                                                   ------------
                                                                    224,996,534
                                                                   ------------
VIRGINIA -- 0.4%
Clarke County, Virginia, Industrial
   Development Authority Hospital
   Facilities Revenue Bonds
   (Winchester Medical Center,
   Inc.) VR
      3.550%                                01/07/06       1,500      1,500,000
Loudoun County, Virginia, Industrial
   Development Authority Revenue
   Bonds (Howard Hughes Medical
   Institute) Series C VR
      3.750%                                01/01/06       4,810
                                                                      4,810,000
                                                                   ------------
                                                                      6,310,000
                                                                   ------------
WASHINGTON -- 1.2%
Issaquah, Washington, Community
   Properties Revenue Bonds Series A VR
      3.530%                                01/07/06      15,000     15,000,000
Washington State General Obligation
   Bonds Series 144A VR(f)
      3.560%                                01/07/06       2,285
                                                                      2,285,000
                                                                   ------------
                                                                     17,285,000
                                                                   ------------

ANNUALIZED                                                PAR
YIELD/RATE                                  MATURITY     (000)         VALUE+
----------                                  --------   ---------   -------------

MUNICIPAL BONDS (CONTINUED)
WEST VIRGINIA -- 1.4%
ABN AMRO Munitops Certificates Trust
   (Multistate) Series 12 144A VR(f)
      3.540%                                01/07/06   $  15,000   $ 15,000,000
West Virginia University Revenue
   Bonds (Spears) Series DB-119
      144A VR(f)
      3.550%                                01/07/06       5,440
                                                                      5,440,000
                                                                  -------------
                                                                     20,440,000
                                                                  -------------
WISCONSIN -- 3.2%
Milwaukee, Wisconsin, Redevelopment
   Authority Revenue Bonds (American
   Society for Quality) VR
      3.580%                                01/07/06       2,000      2,000,000
Waukesha, Wisconsin BANS
      3.500%                                05/01/06       3,900      3,900,000
Wisconsin Health & Educational Facilities
   Authority Revenue Bonds (Wheaton
   Franciscan Services, Inc. System)
   Series B VR
      3.500%                                01/01/06      40,750
                                                                     40,750,000
                                                                  -------------
                                                                     46,650,000
                                                                  -------------
WYOMING -- 2.0%
Gillette, Wyoming, Pollution Control
   Revenue Bonds (Pacificorp Project) VR
      3.630%                                01/07/06      10,000     10,000,000
Platte County, Wyoming, Pollution Control
   Revenue Bonds (Tri-State Generation
   & Transmission Association) Series A
      VR
      3.750%                                01/01/06      11,160     11,160,000
Platte County, Wyoming, Pollution Control
   Revenue Bonds (Tri-State Generation &
   Transmission Association) Series B VR
      3.750%                                01/01/06       7,950
                                                                      7,950,000
                                                                  -------------
                                                                     29,110,000
                                                                  -------------
TOTAL MUNICIPAL BONDS
   (Cost $1,437,212,276)
                                                                  1,437,212,276
                                                                  -------------

                                                         SHARES
                                                       ---------
TEMPORARY INVESTMENTS -- 0.1%
AIM Tax-Free Investment Co. Cash
   Reserve Portfolio                                     477,293        477,293
Dreyfus Tax-Exempt Cash Management
   #264                                                    3,118          3,118
Goldman Sachs Financial Square
   Tax-Exempt Money Market Portfolio                     170,570
                                                                         170,570
                                                                   -------------
TOTAL TEMPORARY INVESTMENTS
   (Cost $650,981)
                                                                         650,981
                                                                   -------------
TOTAL INVESTMENTS -- 99.8%
   (Cost $1,437,863,257(d))
                                                                   1,437,863,257
                                                                   -------------

                       See Notes to Financial Statements.

                   HARRIS INSIGHT TAX-EXEMPT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                                     VALUE+
                                                               ----------------
OTHER ASSETS AND LIABILITIES -- 0.2%
Interest receivable and other assets                           $      7,008,650
Dividends payable                                                    (3,456,754)
Investment advisory fee payable                                        (128,346)
Administration fees payable                                            (153,261)
Service plan fees payable                                              (121,936)
Accrued expenses                                                        (84,161)
                                                               ----------------
                                                                      3,064,192
                                                               ----------------
NET ASSETS -- 100.0%
Applicable to 1,035,273,365 Institutional Shares,
   257,885,975 N Shares, and 147,970,584
   Service Shares of beneficial interest
   outstanding, $.001 par value (indefinite
   number of shares has been authorized
   for each class of shares of the Fund)
   (Note 8)                                                    $  1,440,927,449
                                                               ================

NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE
   PER SHARE EACH FOR INSTITUTIONAL SHARES,
   N SHARES, AND SERVICE SHARES                                $           1.00
                                                               ================
----------

+       See Note 2a to the Financial Statements.

(d)     Aggregate cost for federal income tax purposes.

(f),(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise designated (g), the security is considered liquid. The total market value of the illiquid securities at December 31, 2005, is $9,980,000.

PS   -- Security with a "put" feature; date shown is when security may be put back for redemption.

VR   -- Variable rate demand note; interest rate in effect on 12/31/05.
        Maturity date is the later of the next interest rate change or exercise of the demand feature.

BANS--  Bond Anticipation Note.

TECP--  Tax-Exempt Commercial Paper.

TRANS-- Tax and Revenue Anticipation Note.

                       See Notes to Financial Statements.

                            HARRIS INSIGHT BOND FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
   COUPON                                                     PAR
    RATE                                          MATURITY   (000)      VALUE+
------------                                      --------  --------  ----------

AGENCY OBLIGATIONS -- 0.9%
Federal Home Loan Mortgage Corp.
      3.625%                                      02/15/08  $    917  $  897,053
Federal National Mortgage Association
      5.250%                                      08/01/12       665     672,304
                                                                      ----------
TOTAL AGENCY OBLIGATIONS
   (Cost $1,615,757)                                                   1,569,357
                                                                      ----------
ASSET-BACKED SECURITIES -- 8.0%
Bank One Issuance Trust Series 2003-C1,
   Class C1
      4.540%                                      09/15/10     2,000   1,981,542
Capital One Multi-Asset Execution Trust
   Series 2004-C1, Class C1
      3.400%                                      11/16/09     2,300   2,263,488
Capital One Multi-Asset Execution Trust
   Series 2005-A2, Class A2
      4.050%                                      02/15/11     1,600   1,575,932
Citibank Credit Card Issuance Trust
   Series 2003-A6, Class A6
      2.900%                                      05/17/10     1,200   1,149,580
Citibank Credit Card Issuance Trust
   Series 2005-B1, Class B1
      4.400%                                      09/15/10     1,200   1,182,993
Franklin Auto Trust Series 2005-1,
   Class A4
      5.010%                                      05/20/13     1,655   1,657,974
Providian Gateway Master Trust
   Series 2004-DA 144A, Class A(f)
      3.350%                                      09/15/11     1,600   1,560,000
Structured Asset Investment Loan Trust
   Series 2003-BC4, Class 2A2
      5.029%                                      05/25/33       150     149,794
Structured Asset Investment Loan Trust
   Series 2004-5A 144A, Class A(f),(g)
      4.500%                                      06/27/34        61      61,353
Structured Asset Securities Corp.
   Series 2004-5H, Class A2
      4.430%                                      12/25/33       486     483,539
Structured Asset Securities Corp.
   Series 2005-4XS, Class 3A2
      4.270%                                      03/25/35     1,239   1,218,365
Volkswagen Auto Lease Trust
   Series 2005-A, Class A4
      3.940%                                      10/20/10     1,455   1,433,505
                                                                      ----------
TOTAL ASSET-BACKED SECURITIES
   (Cost $14,908,752)                                                 14,718,065
                                                                      ----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 31.2%
Adjustable Rate Mortgage Trust
   Series 2005-11, Class 2A42
      5.366%                                      02/25/36     2,740   2,734,138
Bear Stearns Commercial Mortgage
   Securities, Inc. Series 2005-T18,
   Class A4
      4.933%                                      02/13/42     1,800   1,769,936
Countrywide Home Loans Series 2003-J6,
   Class 1A1
      5.500%                                      08/25/33     1,798   1,771,821

   COUPON                                                     PAR
    RATE                                          MATURITY   (000)      VALUE+
------------                                      --------  --------  ----------

COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
DLJ Commercial Mortgage Corp.
   Series 1998-CF2, Class A1A
      5.880%                                      11/12/31  $    577  $  578,277
DLJ Mortgage Acceptance Corp.
   Series 1996-M 144A, Class 1(f)
      0.000%                                      11/28/11        21      19,954
Federal Home Loan Mortgage Corp.
   Series 199, Class IO
      6.500%                                      08/01/28       352      78,574
Federal Home Loan Mortgage Corp.
   Series 1848, Class PG
      7.000%                                      05/15/26     3,250   3,386,115
Federal Home Loan Mortgage Corp.
   Series 2390, Class PW
      6.000%                                      04/15/15     5,195   5,293,976
Federal Home Loan Mortgage Corp.
   Series 2443, Class TD
      6.500%                                      10/15/30        93      93,124
Federal Home Loan Mortgage Corp.
   Series 2770, Class LA
      4.500%                                      04/15/33     1,629   1,580,466
Federal Home Loan Mortgage Corp.
   Series 2835, Class HB
      5.500%                                      08/15/24     1,850   1,893,716
Federal Home Loan Mortgage Corp.
   Series 2886, Class CK
      5.000%                                      11/15/19     1,070   1,056,468
Federal National Mortgage Association
   Series 1993-197, Class SB
      9.737%                                      10/25/08       395     403,092
Federal National Mortgage Association
   Series 1997-20, Class IO
      1.840%                                      03/25/27     3,198     212,992
Federal National Mortgage Association
   Series 1998-T1, Class A
      6,208.960%                                  12/28/28         0          40
Federal National Mortgage Association
   Series 2000-M1, Class B
      7.446%                                      11/17/18        34      34,370
Federal National Mortgage Association
   Series 2002-73, Class OE
      5.000%                                      11/25/17     5,522   5,448,076
Federal National Mortgage Association
   Series 2003-35, Class BC
      5.000%                                      05/25/18     1,875   1,854,205
GMAC Mortgage Corp. Loan Trust
   Series 2005-AR3, Class 3A3
      4.893%                                      06/19/35     1,561   1,554,416
Government National Mortgage
   Association Series 2004-45, Class A
      4.020%                                      12/16/21     2,798   2,735,121
Government National Mortgage
   Association Series 2004-84, Class XC IO
      0.496%                                      09/16/44    31,248   2,079,323
Government National Mortgage
   Association Series 2004-108, Class C
      5.039%                                      12/16/32     1,320   1,304,017

                       See Notes to Financial Statements.

                            HARRIS INSIGHT BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
   COUPON                                                     PAR
    RATE                                          MATURITY   (000)      VALUE+
------------                                      --------  --------  ----------

COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
LB-UBS Commercial Mortgage Trust
   Series 2000-C4, Class A1
      7.180%                                      09/15/19  $    779 $   794,616
LB-UBS Commercial Mortgage Trust
   Series 2001-C2, Class A1
      6.270%                                      06/15/20       538     551,950
LB-UBS Commercial Mortgage Trust
   Series 2005-C5, Class A3
      4.964%                                      09/15/30     1,658   1,643,020
Master Alternative Loans Trust
   Series 2004-13, Class 8A1
      5.500%                                      01/25/25       967     955,741
Master Asset Securitization Trust
   Series 2003-7, Class 4A33
      5.250%                                      09/25/33     2,000   1,940,646
Morgan Stanley Capital I Series 1998-WF2,
   Class A2
      6.540%                                      07/15/30     2,200   2,265,525
Morgan Stanley Capital I Series 2005-T17,
   Class A5
      4.780%                                      12/13/41       925     900,471
Residential Accredit Loans, Inc.
   Series 2003-QS14, Class A1
      5.000%                                      07/25/18     1,881   1,851,743
Structured Asset Securities Corp.
   Series 1998-RF3, Class AIO IO
      6.100%                                      06/15/28     2,192     204,152
Structured Asset Securities Corp.
   Series 2003-34A, Class 6A
      5.139%                                      11/25/33     1,152   1,141,279
Structured Asset Securities Corp.
   Series 2005-2XS, Class 2A2
      5.150%                                      02/25/35     1,367   1,355,732
Structured Asset Securities Corp.
   Series 2005-15, Class 4A1
      6.000%                                      08/25/35     1,738   1,742,837
Washington Mutual Mortgage
   Securities Corp. Series 2002-S8, Class 2A7
      5.250%                                      01/25/18       791     784,881
Wells Fargo Mortgage-Backed Securities
   Trust Series 2004-7, Class 2A2
      5.000%                                      07/25/19     2,302   2,269,147
WMALT Mortgage Pass-Through
   Certificates Series 2005-4, Class CB7
      5.500%                                      06/25/35     1,825   1,783,188
WMALT Mortgage Pass-Through
   Certificates Series 2005-6, Class 2A7
      5.500%                                      08/25/35     1,830   1,829,096
                                                                     -----------
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS(Cost $58,721,863)                                         57,896,241
                                                                     -----------
MORTGAGE-BACKED SECURITIES -- 14.5%
Federal National Mortgage Association
   Pool #250888
      7.000%                                      04/01/12        83      86,203
Federal National Mortgage Association
   Pool #359740
      7.000%                                      10/01/26        12      12,267

   COUPON                                                     PAR
    RATE                                          MATURITY   (000)      VALUE+
------------                                      --------  --------  ----------

MORTGAGE-BACKED SECURITIES (CONTINUED)
Federal National Mortgage Association
   Pool #364248
      7.000%                                      01/01/27  $     63 $    65,913
Federal National Mortgage Association
   Pool #695910
      5.000%                                      05/01/18     1,247   1,236,169
Federal National Mortgage Association
   Pool #725232
      5.000%                                      03/01/34     4,457   4,335,413
Federal National Mortgage Association
   Pool #734890
      5.000%                                      08/01/18     2,309   2,287,935
Federal National Mortgage Association
   Pool #744361
      5.500%                                      10/01/33       934     927,070
Federal National Mortgage Association
   Pool #756294
      5.500%                                      12/01/33     1,711   1,699,321
Federal National Mortgage Association
   Pool #759299
      5.500%                                      01/01/34     2,632   2,613,096
Federal National Mortgage Association
   Pool #779482
      5.500%                                      06/01/34     3,877   3,843,469
Federal National Mortgage Association
   Pool #780020
      6.000%                                      05/01/34     2,707   2,733,752
Federal National Mortgage Association
   Pool #804292
      5.000%                                      11/01/34     1,031   1,001,512
Federal National Mortgage Association
   Pool #810426
      6.000%                                      03/01/35     1,183   1,194,776
Federal National Mortgage Association
   Pool #821954
      5.500%                                      06/01/35     1,542   1,527,718
Federal National Mortgage Association
   Pool #821994
      5.500%                                      07/01/35     1,557   1,542,297
Government National Mortgage
   Association Pool #442138
      8.000%                                      11/15/26       160     171,989
Government National Mortgage
   Association Pool #555127
      7.000%                                      09/15/31       154     161,663
Government National Mortgage
   Association Pool #780167
      7.000%                                      12/15/24       556     585,813
Government National Mortgage
   Association Pool #781040
      7.500%                                      11/15/17       837     881,254

TOTAL MORTGAGE-BACKED SECURITIES
   (Cost $27,205,202)
                                                                      26,907,630
                                                                     -----------
CORPORATE BONDS -- 22.6%
ELECTRIC -- 0.1%
Consolidated Edison Co. of New York
      5.700%                                      02/01/34       225     230,703
                                                                     -----------

                       See Notes to Financial Statements.

                            HARRIS INSIGHT BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
   COUPON                                                     PAR
    RATE                                          MATURITY   (000)      VALUE+
------------                                      --------  --------  ----------

CORPORATE BONDS (CONTINUED)
FINANCE - BANK -- 3.4%
Capital One Financial Co.
      5.500%                                      06/01/15  $  1,510  $1,503,892
Citigroup, Inc.
      6.500%                                      01/18/11       220     234,662
European Investment Bank
      2.375%                                      06/15/07       780     756,688
First Union Institutional Capital I
      8.040%                                      12/01/26       310     328,949
Marshall & Ilsley Corp.
      4.375%                                      08/01/09     2,000   1,965,732
Royal Bank of Scotland Group P.L.C.
      5.050%                                      01/08/15     1,560   1,551,501
                                                                      ----------
                                                                       6,341,424
                                                                      ----------
FINANCE - NON-BANK -- 7.1%
Allstate Life Global Funding Trust
      3.850%                                      01/25/08       460     451,240
American Express Credit Corp.
      3.000%                                      05/16/08       990     949,309
American General Finance Corp.
      5.400%                                      12/01/15     1,630   1,627,917
Associates Corp. N.A.
      6.950%                                      11/01/18       420     484,557
CIT Group, Inc.
      5.000%                                      02/13/14       450     440,893
Countrywide Home Loan, Inc.
      4.125%                                      09/15/09     1,125   1,084,568
EOP Operating L.P.
      7.750%                                      11/15/07     1,570   1,645,322
General Electric Capital Corp.
      4.125%                                      09/01/09       700     682,003
Goldman Sachs Capital I, Inc.
      6.345%                                      02/15/34     1,000   1,054,058
John Deere Capital Corp.
      5.100%                                      01/15/13       645     653,028
Lehman Brothers Holdings, Inc.
      4.000%                                      01/22/08       350     344,370
      7.000%                                      02/01/08       220     229,131
Morgan Stanley
      4.000%                                      01/15/10     1,000     962,813
Residential Capital Corp.
      6.375%                                      06/30/10       600     610,258
Simon Property Group L.P.
      5.375%                                      08/28/08       740     744,206
Textron Financial Corp.
      5.875%                                      06/01/07     1,065   1,078,198
                                                                      ----------
                                                                      13,041,871
                                                                      ----------
INDUSTRIAL -- 6.1%
Boeing Capital Corp.
      6.500%                                      02/15/12       205     221,562
Boeing Co.
      8.750%                                      09/15/31       590     847,291
Centex Corp.
      4.550%                                      11/01/10     1,500   1,439,328
Comcast Corp.
      5.300%                                      01/15/14        19      18,670
      4.950%                                      06/15/16       635     600,222

   COUPON                                                     PAR
    RATE                                          MATURITY   (000)     VALUE+
------------                                      --------  --------  ----------

CORPORATE BONDS (CONTINUED)
INDUSTRIAL (CONTINUED)
DaimlerChrysler N.A. Holding Corp.
      4.875%                                      06/15/10  $  1,380  $1,348,740
Diageo Capital P.L.C.
      4.375%                                      05/03/10       325     317,304
Genentech, Inc.
      5.250%                                      07/15/35       900     870,503
General Mills, Inc.
      6.000%                                      02/15/12       826     865,551
H.J. Heinz Co.
      6.000%                                      03/15/08     1,790   1,826,953
Harrahs Operating Co., Inc.
      5.625%                                      06/01/15     1,045   1,028,480
Kroger Co.
      6.800%                                      04/01/11       500     524,954
Procter & Gamble Co. - Guaranteed
   ESOP Debentures Series A
      9.360%                                      01/01/21       500     649,572
Schering-Plough Corp.
      6.500%                                      12/01/33       575     656,951
                                                                      ----------
                                                                      11,216,081
                                                                      ----------
OIL -- 2.1%
Burlington Resources Finance Co.
      6.500%                                      12/01/11     1,000   1,080,823
Conoco Funding Co.
      6.350%                                      10/15/11       215     230,647
Conoco, Inc.
      6.950%                                      04/15/29     1,335   1,616,271
Marathon Oil Corp.
      5.375%                                      06/01/07     1,000   1,005,669
                                                                      ----------
                                                                       3,933,410
                                                                      ----------
TELEPHONES -- 3.3%
BellSouth Corp.
      6.000%                                      11/15/34     1,800   1,804,514
France Telecom S.A.
      8.000%                                      03/01/11     1,100   1,229,951
Verizon Global Funding Corp.
      7.250%                                      12/01/10     1,105   1,200,310
Verizon Wireless Capital, L.L.C.
      5.375%                                      12/15/06     1,000   1,003,522
Vodafone Group P.L.C.
      7.750%                                      02/15/10       860     942,762
                                                                      ----------
                                                                       6,181,059
                                                                      ----------
TRANSPORTATION -- 0.5%
Burlington Northern Santa Fe Corp.
      7.950%                                      08/15/30       700     918,805
Federal Express Corp.
      6.720%                                      01/15/22         2       2,556
                                                                      ----------
                                                                         921,361
                                                                      ----------
TOTAL CORPORATE BONDS
   (Cost $41,671,909)
                                                                      41,865,909
                                                                      ----------

                       See Notes to Financial Statements.

                            HARRIS INSIGHT BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------

   COUPON                                                  PAR
    RATE                                      MATURITY    (000)       VALUE+
------------                                  --------   --------    ----------

U.S. TREASURY OBLIGATIONS -- 20.2%
U.S. TREASURY BONDS -- 9.3%
      7.250%                                  05/15/16   $ 3,455   $  4,243,445
      8.750%                                  08/15/20     5,068      7,292,381
      8.000%                                  11/15/21       650        895,705
      6.125%                                  11/15/27     1,975      2,383,888
      5.500%                                  08/15/28     2,200      2,474,400
                                                                   ------------
                                                                     17,289,819
                                                                   ------------
U.S. TREASURY NOTES -- 10.9%
      4.375%                                  11/15/08     1,945      1,945,912
      3.500%                                  08/15/09     4,185      4,064,518
      3.875%                                  07/15/10     3,600      3,529,408
      5.000%                                  02/15/11     1,000      1,030,274
      4.875%                                  02/15/12     7,700      7,907,846
      4.250%                                  08/15/14     1,755      1,736,355
                                                                   ------------
                                                                     20,214,313
                                                                   ------------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $37,535,000)                                                37,504,132
                                                                   ------------

                                                        SHARES
                                                        ------
TEMPORARY INVESTMENTS -- 1.7%
Goldman Sachs Financial Square
   Money Market Portfolio                            2,052,499        2,052,499
JPMorgan Prime Money Market Fund                     1,167,785        1,167,785
                                                                   ------------
TOTAL TEMPORARY INVESTMENTS
   (Cost $3,220,284)                                                  3,220,284
                                                                   ------------
TOTAL INVESTMENTS -- 99.1%
   (Cost $184,878,767)                                              183,681,618
                                                                   ------------
OTHER ASSETS AND LIABILITIES -- 0.9%
Interest receivable and other assets                                  1,645,356
Receivable for capital stock sold                                       313,246
Dividends payable                                                      (232,131)
Investment advisory fee payable                                         (60,460)
Administration fees payable                                              (9,779)
Service plan fees payable                                                (1,213)
Accrued expenses                                                        (18,043)
                                                                   ------------
                                                                      1,636,976
                                                                   ------------

                                                                      VALUE+
                                                                   ------------
NET ASSETS -- 100.0%
Applicable to 18,149,283 Institutional
   Shares,276,970 N Shares, and 78,323 A
   Shares of beneficial interest
   outstanding, $.001 par value
   (indefinite number of shares has been
   authorized for each class of
   shares of the Fund) (Note 8)                                    $185,318,594
                                                                   ============
NET ASSET VALUE, OFFERING, AND REDEMPTION
   PRICE PER INSTITUTIONAL SHARE
   ($181,760,483/18,149,283)                                       $      10.01
                                                                   ============
NET ASSET VALUE, OFFERING, AND
   REDEMPTION PRICE PER N SHARE
   ($2,773,745/276,970)                                            $      10.01
                                                                   ============
NET ASSET VALUE AND REDEMPTION PRICE
   PER A SHARE
   ($784,366/78,323)                                               $      10.01
                                                                   ============
MAXIMUM PUBLIC OFFERING PRICE PER
   A SHARE ($10.01/0.955)
   (NOTE 5)                                                        $      10.48
                                                                   ============

----------
The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

      Basis                                                        $184,879,729
                                                                   ============
      Gross Appreciation                                           $  1,389,341
      Gross Depreciation                                             (2,587,453)
                                                                   ------------
      Net Depreciation                                             $ (1,198,112)
                                                                   ============

+       See Note 2a to the Financial Statements.

(f),(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise designated (g), the security is considered liquid. The total market value of the illiquid securities at December 31, 2005, is $61,353.

IO      -- Interest Only Security.

                       See Notes to Financial Statements.

                      HARRIS INSIGHT HIGH YIELD BOND FUND
                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 2005
--------------------------------------------------------------------------------
COUPON                                                 PAR
 RATE                                 MATURITY         (000)         VALUE+
------                               ----------    -----------    -----------

CORPORATE BONDS -- 96.6%
AEROSPACE & DEFENSE -- 2.1%

Aviall, Inc.
    7.625%                             07/01/11    $       535    $   551,050
Gencorp, Inc.
    9.500%                             08/15/13            423        456,840
L-3 Communications Corp.
    5.875%                             01/15/15            600        585,000
                                                                  -----------
                                                                    1,592,890
                                                                  -----------

ALCOHOLIC BEVERAGES -- 0.0%
Constellation Brands, Inc. Series B
    8.125%                             01/15/12             25         26,125
                                                                  -----------

AUTO COMPONENTS -- 1.6%
Commercial Vehicle Group, Inc.
  Series 144A(f)
    8.000%                             07/01/13            220        218,350
Goodyear Tire & Rubber Co.
  Series 144A(f)
    9.000%                             07/01/15            435        430,650
Navistar International Corp.
    7.500%                             06/15/11            455        435,663
    6.250%                             03/01/12            150        135,000
                                                                  -----------
                                                                    1,219,663
                                                                  -----------
AUTOMOBILES -- 1.4%
Adesa, Inc.
    7.625%                             06/15/12             62         62,000
General Motors Acceptance Corp.
    6.875%                             08/28/12            575        518,934
United Auto Group, Inc.
    9.625%                             03/15/12            443        468,473
                                                                  -----------
                                                                    1,049,407
                                                                  -----------
CASINOS -- 3.4%
Boyd Gaming Corp.
    7.750%                             12/15/12            110        115,775
    6.750%                             04/15/14            250        249,375
Kerzner International Series
  144A(f)
    6.750%                             10/01/15            660        645,150
Las Vegas Sands Corp.
    6.375%                             02/15/15            400        387,000
MGM Mirage, Inc.
    6.750%                             09/01/12            495        504,281
    6.625%                             07/15/15            255        255,637
Station Casinos, Inc.
    6.500%                             02/01/14            150        152,250
    6.875%                             03/01/16            257        264,068
                                                                  -----------
                                                                    2,573,536
                                                                  -----------
CHEMICALS -- 4.7%
Airgas, Inc.
    6.250%                             07/15/14            170        167,875
Ethyl Corp.
    8.875%                             05/01/10            450        473,625
Georgia Gulf Corp.
    7.125%                             12/15/13            575        592,969
-----------------------------------------------------------------------------

COUPON                                                 PAR
 RATE                                 MATURITY         (000)         VALUE+
------                               ----------    -----------    -----------
CORPORATE BONDS (CONTINUED)
CHEMICALS (CONTINUED)
Hercules, Inc.
    6.750%                             10/15/29    $       660    $   638,550
Lyondell Chemical Co.
    10.500%                            06/01/13            625        713,281
Methanex Corp.
    6.000%                             08/15/15            350        340,745
NOVA Chemicals Corp.
    6.500%                             01/15/12            650        632,937
                                                                  -----------
                                                                    3,559,982
                                                                  -----------
COMMERCIAL SERVICES & SUPPLIES -- 5.6%
Ashtead Holdings P.L.C. Series 144A(f)
    8.625%                             08/01/15            175        185,062
CHC Helicopter Corp.
    7.375%                             05/01/14            600        609,750
Iron Mountain, Inc.
    7.750%                             01/15/15            375        379,687
    6.625%                             01/01/16            250        233,750
Mac-Gray Corp.
    7.625%                             08/15/15            455        460,688
Mobile Mini, Inc.
    9.500%                             07/01/13            500        551,875
OMI Corp.
    7.625%                             12/01/13            500        509,375
Overseas Shipholding Group
    8.250%                             03/15/13            625        664,063
United Rentals N.A., Inc.
    7.750%                             11/15/13             75         73,500
    7.000%                             02/15/14             50         47,000
Vertrue, Inc.
    9.250%                             04/01/14            490        503,475
                                                                  -----------
                                                                    4,218,225
                                                                  -----------
COMMUNICATIONS EQUIPMENT -- 0.3%
Superior Essex Communications L.P.
  Essex Group, Inc.
    9.000%                             04/15/12            235        232,650
                                                                  -----------
CONSTRUCTION & ENGINEERING -- 4.1%
Beazer Homes USA, Inc.
    6.875%                             07/15/15            550        530,062
K. Hovnanian Enterprises
    6.000%                             01/15/10            139        132,524
    7.750%                             05/15/13            100         99,212
M/I Homes, Inc.
    6.875%                             04/01/12            490        443,450
Meritage Homes Corp.
    6.250%                             03/15/15            600        549,000
Standard Pacific Corp.
    6.250%                             04/01/14            500        448,125
Technical Olympic USA, Inc.
    7.500%                             03/15/11            475        425,719
William Lyon Homes, Inc.
    7.500%                             02/15/14            500        435,000
                                                                  -----------
                                                                    3,063,092
                                                                  -----------
CONSTRUCTION MATERIALS -- 1.5%
Dycom Industries, Inc. Series 144A(f)
    8.125%                             10/15/15            272        273,360

                       See Notes to Financial Statements.

                       HARRIS INSIGHT HIGH YIELD BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
COUPON                                                PAR
 RATE                                 MATURITY        (000)          VALUE+
------                               ----------    -----------    -----------

CORPORATE BONDS (CONTINUED)
CONSTRUCTION MATERIALS (CONTINUED)
Texas Industries, Inc.
    7.250%                             07/15/13    $       197    $   205,372
U.S. Concrete, Inc.
    8.375%                             04/01/14            675        676,688
                                                                  -----------
                                                                    1,155,420
                                                                  -----------
CONTAINERS & PACKAGING -- 1.8%
Crown Americas, Inc. Series 144A(f)
    7.625%                             11/15/13            232        241,860
Greif, Inc.
    8.875%                             08/01/12            575        615,250
Jefferson Smurfit Corp.
    7.500%                             06/01/13            560        518,000
                                                                  -----------
                                                                    1,375,110
                                                                  -----------
DIVERSIFIED TELECOMMUNICATIONS SERVICES -- 2.4%
AT&T Corp.
    9.050%                             11/15/11            308        341,305
Citizens Communications Co.
    9.250%                             05/15/11            500        553,750
    6.250%                             01/15/13            175        170,187
GCI, Inc.
    7.250%                             02/15/14            485        482,575
Syniverse Technologies, Inc.
    7.750%                             08/15/13            280        283,500
                                                                  -----------
                                                                    1,831,317
                                                                  -----------
ELECTRIC UTILITIES -- 1.1%
Inergy L.P.
    6.875%                             12/15/14            532        486,780
Mirant North America, L.L.C.
 Series 144A(f)
    7.375%                             12/31/13            268        272,355
Sierra Pacific Resources Series
  144A(f)
    6.750%                             08/15/17             45         45,000
                                                                  -----------
                                                                      804,135
                                                                  -----------
ENERGY EQUIPMENT & SERVICES -- 1.6%
Grant Prideco, Inc. Series
  144A(f)
    6.125%                             08/15/15             40         40,100
GulfMark Offshore, Inc.
    7.750%                             07/15/14            525        548,625
Hanover Compressor Co.
    9.000%                             06/01/14            575        629,625
                                                                  -----------
                                                                    1,218,350
                                                                  -----------
FINANCIAL SERVICES -- 0.8%
FTI Consulting, Inc. Series 144A(f)
    7.625%                             06/15/13            565        584,775
                                                                  -----------
FOOD & DRUG RETAILING -- 1.8%
Ingles Markets, Inc.
    8.875%                             12/01/11            575        598,000
Jean Coutu Group (PJC), Inc.
    7.625%                             08/01/12            225        222,750
    8.500%                             08/01/14            450        414,000

COUPON                                                PAR
 RATE                                 MATURITY        (000)          VALUE+
------                               ----------    -----------    -----------
CORPORATE BONDS (CONTINUED)
FOOD & DRUG RETAILING (CONTINUED)
NBTY, Inc. Series 144A(f)
    7.125%                             10/01/15    $       120    $   114,900
                                                                  -----------
                                                                    1,349,650
                                                                  -----------
FOOD PRODUCTS -- 5.3%
Chiquita Brands International, Inc.
    7.500%                             11/01/14            700        619,500
Del Monte Corp.
    8.625%                             12/15/12            650        693,875
Gold Kist, Inc.
   10.250%                             03/15/14            570        638,400
O'Charley's, Inc.
    9.000%                             11/01/13            660        673,200
Pilgrims Pride Corp.
    9.250%                             11/15/13            650        697,125
Smithfield Foods, Inc. Series B
    7.750%                             05/15/13            625        664,063
                                                                  -----------
                                                                    3,986,163
                                                                  -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.8%
Fisher Scientific International, Inc.
  Series 144A(f)
    6.125%                             07/01/15            422        424,110
Inverness Medical Innovations, Inc.
    8.750%                             02/15/12            390        397,800
Rotech Healthcare, Inc.
    9.500%                             04/01/12            475        501,125
                                                                  -----------
                                                                    1,323,035
                                                                  -----------
HEALTH CARE PROVIDERS & SERVICES -- 4.8%
Chemed Corp.
    8.750%                             02/24/11            250        269,375
NDCHealth Corp.
   10.500%                             12/01/12            600        688,500
Omnicare, Inc.
    6.875%                             12/15/15            300        306,000
Psychiatric Solutions, Inc.
    7.750%                             07/15/15            350        363,125
Res-Care, Inc. Series 144A(f)
    7.750%                             10/15/13            253        254,265
Service Corp. International
  Series 144A(f)
    7.000%                             06/15/17            265        264,337
Stewart Enterprises Series
  144A(f)
    6.250%                             02/15/13            639        616,635
Tenet Healthcare Corp.
    9.875%                             07/01/14            190        193,325
Triad Hospitals, Inc.
    7.000%                             05/15/12            450        461,813
    7.000%                             11/15/13            200        201,500
                                                                  -----------
                                                                    3,618,875
                                                                  -----------
HOTELS, RESTAURANTS & LEISURE -- 5.4%
Carmike Cinemas, Inc.
    7.500%                             02/15/14            490        461,212
Felcor Lodging L.P.
    9.000%                             06/01/11            600        660,000

                       See Notes to Financial Statements.

                       HARRIS INSIGHT HIGH YIELD BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
COUPON                                                 PAR
 RATE                                 MATURITY         (000)         VALUE+
------                               ----------    -----------    -----------

CORPORATE BONDS (CONTINUED)
HOTELS, RESTAURANTS & LEISURE (CONTINUED)
Gaylord Entertainment Co.
    8.000%                             11/15/13    $       475    $   499,938
    6.750%                             11/15/14            115        113,275
Host Marriott L. P.
    7.000%                             08/15/12            295        303,850
    7.125%                             11/01/13            145        151,525
    6.375%                             03/15/15            260        260,650
Intrawest Corp.
    7.500%                             10/15/13            700        712,250
Landry's Restaurants, Inc.
    7.500%                             12/15/14            247        232,180
Royal Caribbean Cruises, Ltd.
    6.875%                             12/01/13            100        106,414
Vail Resorts, Inc.
    6.750%                             02/15/14            560        562,800
                                                                  -----------
                                                                    4,064,094
                                                                  -----------
HOUSEHOLD DURABLES -- 0.6%
  Jacuzzi Brands, Inc.
    9.625%                             07/01/10            430        459,025
                                                                  -----------

HOUSEHOLD PRODUCTS -- 1.2%
Alltrista Corp.
    9.750%                             05/01/12            575        595,125
Rayovac Corp.
    8.500%                             10/01/13            370        324,675
                                                                  -----------
                                                                      919,800
                                                                  -----------
INDUSTRIAL CONGLOMERATES -- 0.9%
Trinity Industries, Inc.
    6.500%                             03/15/14            675        668,250
                                                                  -----------

INSURANCE -- 0.1%
UNUMprovident Finance Co.
  Series 144A(f)
    6.850%                             11/15/15             85         88,697
                                                                  -----------

IT CONSULTING & SERVICES -- 0.6%
Unisys Corp.
    8.000%                             10/15/12            500        465,000
                                                                  -----------

MACHINERY -- 2.5%
Blount, Inc.
    8.875%                             08/01/12            300        318,000
Case New Holland, Inc.
    9.250%                             08/01/11            340        365,500
Columbus McKinnon Corp.
  Series 144A(f)
    8.875%                             11/01/13            350        365,750
JLG Industries, Inc.
    8.375%                             06/15/12            450        477,000
Westinghouse Air Brake
  Technologies Corp.
    6.875%                             07/31/13            375        380,625
                                                                  -----------
                                                                    1,906,875
                                                                  -----------
MEDIA -- 6.0%
CanWest Media, Inc.
    8.000%                             09/15/12            328        336,610

COUPON                                                 PAR
 RATE                                 MATURITY         (000)         VALUE+
------                               ----------    -----------    -----------

CORPORATE BONDS (CONTINUED)
MEDIA (CONTINUED)
Corus Entertainment, Inc.
    8.750%                             03/01/12    $       250    $   271,875
DirecTV Holdings/Finance Notes
    6.375%                             06/15/15            545        535,462
Echostar DBS Corp.
    6.625%                             10/01/14            750        722,813
Fisher Communications, Inc.
    8.625%                             09/15/14            675        715,500
Imax Corp.
    9.625%                             12/01/10            275        284,625
Lamar Media Corp.
    6.625%                             08/15/15            270        272,363
Liberty Media Corp.
    5.700%                             05/15/13            400        374,704
R.H. Donnelley Corp.
    6.875%                             01/15/13            392        363,090
Radio One, Inc.
    6.375%                             02/15/13            245        239,181
Reader's Digest Association, Inc.
    6.500%                             03/01/11            100        98,250
Salem Communications Corp.
    7.750%                             12/15/10            300        312,375
                                                                  -----------
                                                                    4,526,848
                                                                  -----------
METALS & MINING -- 1.9%
Arch Western Finance, L.L.C.
    6.750%                             07/01/13            515        527,231
Century Aluminum Co.
    7.500%                             08/15/14             90         89,100
Gibraltar Industries, Inc.
  Series 144A(f)
    8.000%                             12/01/15             40         40,500
Russel Metals, Inc.
    6.375%                             03/01/14            250        243,750
Steel Dynamics, Inc.
    9.500%                             03/15/09            510        539,325
                                                                  -----------
                                                                    1,439,906
                                                                  -----------
MULTI-UTILITIES -- 0.2%
Williams Cos., Inc. Series
  144A(f)
    6.375%                             10/01/10            125        125,469
                                                                  -----------
MULTILINE RETAIL -- 2.9%
Central Garden & Pet Co.
    9.125%                             02/01/13            500        530,000
Couche-Tard Financing Corp.
    7.500%                             12/15/13            685        708,975
Rent-A-Center, Inc. Series B
    7.500%                             05/01/10            675        648,000
Rent-Way, Inc.
   11.875%                             06/15/10            295        315,281
                                                                  -----------
                                                                    2,202,256
                                                                  -----------
OFFICE ELECTRONICS -- 0.7%
IKON Office Solutions, Inc.
  Series 144A(f)
    7.750%                             09/15/15            500        490,000
                                                                  -----------

                       See Notes to Financial Statements.

                       HARRIS INSIGHT HIGH YIELD BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
COUPON                                                       PAR
 RATE                                            MATURITY   (000)      VALUE+
------                                           --------   -----   ------------

CORPORATE BONDS (CONTINUED)
OIL & GAS -- 6.9%
Chesapeake Energy Corp.
   6.250%                                        01/15/18   $ 636   $    626,460
Comstock Resources, Inc.
   6.875%                                        03/01/12     500        491,875
Denbury Resources, Inc.
   7.500%                                        04/01/13     700        714,000
Encore Acquisition Co.
   6.000%                                        07/15/15     615        568,875
Energy Partners, Ltd.
   8.750%                                        08/01/10     485        499,550
Ferrellgas Partners L.P.
   8.750%                                        06/15/12     293        291,535
Giant Industries, Inc.
   8.000%                                        05/15/14     300        311,250
Houston Exploration Co.
   7.000%                                        06/15/13     510        492,150
Pacific Energy Partners L.P.
   7.125%                                        06/15/14     140        144,900
Stone Energy Corp.
   8.250%                                        12/15/11     600        622,500
Tesoro Corp. Series 144A(f)
   6.625%                                        11/01/15     255        258,825
Western Oil Sands, Inc.
   8.375%                                        05/01/12     150        169,313
                                                                    ------------
                                                                       5,191,233
                                                                    ------------

PAPER & FOREST PRODUCTS -- 3.6%
Abitibi-Consolidated, Inc.
   8.550%                                        08/01/10     340        345,950
   7.750%                                        06/15/11     150        143,625
Bowater, Inc.
   7.950%                                        11/15/11     650        633,750
Cascades, Inc.
   7.250%                                        02/15/13     525        480,375
Longview Fibre Co.
  10.000%                                        01/15/09     575        606,625
Norske Skog Canada, Ltd.
   8.625%                                        06/15/11     500        480,000
                                                                    ------------
                                                                       2,690,325
                                                                    ------------

PERSONAL PRODUCTS -- 0.7%
Elizabeth Arden, Inc.
   7.750%                                        01/15/14     500        507,500
                                                                    ------------
PHARMACEUTICALS -- 0.8%
Mylan Laboratories, Inc.
  Series 144A(f)
   6.375%                                        08/15/15     600        603,750
                                                                    ------------

REAL ESTATE -- 7.4%
AMR Real Estate
   8.125%                                        06/01/12     700        729,750
Cornell Cos., Inc.
  10.750%                                        07/01/12     450        468,000
Corrections Corp. of America
   7.500%                                        05/01/11     500        520,000
   6.250%                                        03/15/13      30         29,850

COUPON                                                       PAR
 RATE                                            MATURITY   (000)      VALUE+
------                                           --------   -----   ------------

CORPORATE BONDS (CONTINUED)
REAL ESTATE (CONTINUED)
Crescent Real Estate Equities L.P.
   9.250%                                        04/15/09   $ 575   $    608,062
Forest City Enterprises, Inc.
   7.625%                                        06/01/15     325        346,125
   6.500%                                        02/01/17     345        339,825
OMEGA Healthcare Investors, Inc.
   7.000%                                        04/01/14     750        756,563
Senior Housing Properties Trust
   7.875%                                        04/15/15     600        630,000
Trustreet Properties, Inc.
   7.500%                                        04/01/15     591        593,955
Ventas Realty L.P. / Ventas Capital Corp.
   9.000%                                        05/01/12     525        601,125
                                                                    ------------
                                                                       5,623,255
                                                                    ------------
SPECIALTY RETAIL -- 3.2%
Brown Shoe Co., Inc.
   8.750%                                        05/01/12     379        397,950
CSK Auto Corp.
   7.000%                                        01/15/14     265        241,150
GSC Holdings Corp. Series 144A(f)
   8.000%                                        10/01/12     320        302,400
Payless Shoesource, Inc.
   8.250%                                        08/01/13     750        787,500
Pep Boys-Manny, Moe & Jack
   7.500%                                        12/15/14      80         71,600
Steinway Musical Instruments, Inc.
   8.750%                                        04/15/11     610        642,025
                                                                    ------------
                                                                       2,442,625
                                                                    ------------
TEXTILES & APPAREL -- 3.0%
Oxford Industries, Inc.
   8.875%                                        06/01/11     555        568,181
Perry Ellis International, Inc. Series B
   8.875%                                        09/15/13     325        321,750
Phillips-Van Heusen Corp.
   7.250%                                        02/15/11     350        357,000
Russell Corp.
   9.250%                                        05/01/10     425        432,969
Warnaco, Inc.
   8.875%                                        06/15/13     550        595,375
                                                                    ------------
                                                                       2,275,275
                                                                    ------------
TOBACCO -- 1.0%
Alliance One International, Inc.
 Series 144A(f)
  11.000%                                        05/15/12     165        146,025
R.J. Reynolds Tobacco Holding, Inc.
   7.250%                                        06/01/12     625        640,625
                                                                    ------------
                                                                         786,650
                                                                    ------------
TRANSPORTATION INFRASTRUCTURE -- 0.9%
Greenbrier Cos., Inc.
   8.375%                                        05/15/15     685        702,125
                                                                    ------------
TOTAL CORPORATE BONDS
   (Cost $73,543,565)                                                 72,961,358
                                                                    ------------

                       See Notes to Financial Statements.

                       HARRIS INSIGHT HIGH YIELD BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                                         SHARES       VALUE+
                                                        -------    ------------
TEMPORARY INVESTMENTS -- 1.5%
AIM Short-Term Investment Co.
   Liquid Assets Prime Portfolio                        429,065    $    429,065
Dreyfus Cash Management Plus #719                       735,904         735,904
                                                                   ------------
TOTAL TEMPORARY INVESTMENTS
   (Cost $1,164,969)                                                  1,164,969
                                                                   ------------
TOTAL INVESTMENTS -- 98.1%
   (Cost $74,708,534)                                                74,126,327
                                                                   ------------
OTHER ASSETS AND LIABILITIES -- 1.9%
Interest receivable and other assets                                  1,460,888
Receivable for capital stock sold                                         4,368
Dividends payable                                                       (15,649)
Investment advisory fee payable                                         (21,836)
Administration fees payable                                              (4,006)
Service plan fees payable                                                  (307)
Accrued expenses                                                        (11,441)
                                                                   ------------
                                                                      1,412,017
                                                                   ------------

NET ASSETS -- 100.0%
Applicable to 6,003,930 Institutional Shares,
   32,093 N Shares, and 35,510 A Shares of
   beneficial interest outstanding, $.001 par
   value (indefinite number of shares has
   been authorized for each class of shares
   of the Fund) (Note 8)                                           $ 75,538,344
                                                                   ============
NET ASSET VALUE, OFFERING, AND REDEMPTION
   PRICE PER INSTITUTIONAL SHARE
   ($74,697,269/6,003,930)                                         $      12.44
                                                                   ============
NET ASSET VALUE, OFFERING, AND REDEMPTION
   PRICE PER N SHARE
   ($399,288/32,093)                                               $      12.44
                                                                   ============
NET ASSET VALUE AND REDEMPTION PRICE
   PER A SHARE
   ($441,787/35,510)                                               $      12.44
                                                                   ============
MAXIMUM PUBLIC OFFERING PRICE PER A SHARE
   ($12.44/0.955) (NOTE 5)                                         $      13.03
                                                                   ============
----------
The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:
      Basis                                                        $ 74,708,534
                                                                   ============
      Gross Appreciation                                           $    882,047
      Gross Depreciation                                             (1,464,254)
                                                                   ------------
      Net Depreciation                                             $   (582,207)
                                                                   ============

+       See Note 2a to the Financial Statements.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The security is considered liquid.

                     See Notes to Financial Statements.

                HARRIS INSIGHT INTERMEDIATE GOVERNMENT BOND FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
COUPON                                                   PAR
 RATE                                      MATURITY     (000)         VALUE+
------                                     --------   ----------   ------------

AGENCY OBLIGATIONS -- 31.4%
AID-Israel
    5.500%                                 09/18/23   $    1,500   $  1,620,243
AID-Peru
    9.980%                                 08/01/08        1,020      1,070,952
Federal National Mortgage Association
    3.950%                                 01/04/06        1,100      1,099,638
    5.250%                                 04/15/07          750        754,620
    6.250%                                 02/01/11          750        792,943
    6.000%                                 05/15/11        1,000      1,058,849
Rowan Cos., Inc.
    6.150%                                 07/01/10        1,833      1,887,040
Small Business Administration
  Participation Certificates
  Series 1997-10C, Class 1
    6.950%                                 05/01/07           97         97,536
                                                                   ------------
TOTAL AGENCY OBLIGATIONS
  (Cost $8,120,029)                                                   8,381,821
                                                                   ------------
ASSET-BACKED SECURITIES -- 3.5%
Citibank Credit Card Issuance Trust
  Series 2000-A3, Class A3
    6.875%                                 11/16/09          210        217,894
Contimortgage Home Equity Loan Trust
  Series 1997-4, Class A7
    6.630%                                 09/15/16          243        241,372
MBNA Credit Card Master Note Trust
  Series 2005-A7, Class A7
    4.300%                                 02/15/11          480        474,452
                                                                   ------------
TOTAL ASSET-BACKED SECURITIES
  (Cost $950,525)                                                       933,718
                                                                   ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 29.5%
Federal Home Loan Mortgage Corp.
  Series 202, Class IO
    6.500%                                 04/01/29          141         30,049
Federal National Mortgage Association
  Series 1997-20, Class IO
    1.840%                                 03/25/27        1,328         88,456
Federal National Mortgage Association
  Series 1998-T1, Class A
    6,208.960%                             12/28/28            0             78
Federal National Mortgage Association
  Series 2000-M1, Class B
    7.446%                                 11/17/18           76         76,575
Federal National Mortgage Association
  Series 2001-T2, Class A
    5.780%                                 11/25/10        1,779      1,813,898
Federal National Mortgage Association
  Series 2002-73, Class OE
    5.000%                                 11/25/17        1,200      1,183,935
Federal National Mortgage Association
  Grantor Trust Series 2002-T3, Class B
    5.763%                                 12/25/11        2,000      2,094,023
Government National Mortgage
  Association Series 2002-28, Class A
    4.776%                                 02/16/18          379        379,563

COUPON                                                   PAR
 RATE                                      MATURITY     (000)        VALUE+
------                                     --------   ----------   ------------

COLLATERALIZED MORTGAGE OBLIGATIONS
(CONTINUED)
Government National Mortgage
  Association Series 2003-5, Class A
    3.202%                                 04/16/19   $    1,236   $  1,201,344
Government National Mortgage
  Association Series 2004-45, Class A
    4.020%                                 12/16/21          933        911,707
Structured Asset Securities Corp.
  Series 1998-RF3, Class AIO IO
    6.100%                                 06/15/28          859         79,969
                                                                   ------------
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS
  (Cost $8,286,431)                                                   7,859,597
                                                                   ------------
MORTGAGE-BACKED SECURITIES -- 2.7%
Federal National Mortgage Association
  Pool #8217
    11.000%                                12/01/15          141        150,288
Government National Mortgage
  Association Pool #8720
    4.125%                                 10/20/25           14         13,950
Government National Mortgage
  Association Pool #162989
    9.000%                                 05/15/16            1            932
Government National Mortgage
  Association Pool #227125
    9.000%                                 07/15/17           12         12,909
Government National Mortgage
  Association Pool #346458
    8.000%                                 03/15/23           15         15,574
Government National Mortgage
  Association Pool #352110
    7.000%                                 08/15/23          154        162,081
Government National Mortgage
  Association Pool #442138
    8.000%                                 11/15/26          130        139,346
Government National Mortgage
  Association Pool #780389
    9.000%                                 08/15/09          220        230,025
                                                                   ------------
TOTAL MORTGAGE-BACKED SECURITIES
  (Cost $695,423)                                                       725,105
                                                                   ------------
U.S. TREASURY OBLIGATIONS -- 22.4%
U.S. TREASURY BONDS -- 6.0%
    7.250%                                 05/15/16          665        816,756
    8.750%                                 08/15/20          375        539,590
    6.125%                                 11/15/27          198        238,992
                                                                   ------------
                                                                      1,595,338
                                                                   ------------
U.S. TREASURY NOTES -- 16.4%
    4.375%                                 11/15/08        1,600      1,600,750
    3.500%                                 08/15/09        1,000        971,211
    3.875%                                 07/15/10          500        490,196
    4.250%                                 08/15/14        1,320      1,305,976
                                                                   ------------
                                                                      4,368,133
                                                                   ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $5,957,082)                                                   5,963,471
                                                                   ------------

                       See Notes to Financial Statements.

                HARRIS INSIGHT INTERMEDIATE GOVERNMENT BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                                        SHARES        VALUE+
                                                       ---------   ------------
TEMPORARY INVESTMENTS -- 9.2%
Goldman Sachs Financial Square
  Treasury Obligation Portfolio                        1,222,959   $  1,222,959
JPMorgan Prime Money Market Fund                       1,242,702      1,242,702
                                                                   ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $2,465,661)                                                   2,465,661
                                                                   ------------
TOTAL INVESTMENTS -- 98.7%
  (Cost $26,475,151)                                                 26,329,373
                                                                   ------------
OTHER ASSETS AND LIABILITIES -- 1.3%
Interest receivable and other assets                                    298,070
Receivable for capital stock sold                                        63,574
Payable for capital stock redeemed                                       (1,766)
Dividends payable                                                        (9,800)
Investment advisory fee payable                                          (1,478)
Administration fees payable                                              (1,397)
Service plan fees payable                                                (2,314)
Accrued expenses                                                        (11,351)
                                                                   ------------
                                                                        333,538
                                                                   ------------
NET ASSETS -- 100.0%
Applicable to 1,226,409 Institutional Shares,
  239,251 N Shares, and 150,338 A Shares of
  beneficial interest outstanding, $.001 par
  value (indefinite number of shares has been
  authorized for each class of shares of the
  Fund) (Note 8)                                                   $ 26,662,911
                                                                   ============
NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER INSTITUTIONAL SHARE
  ($20,234,907/1,226,409)                                          $      16.50
                                                                   ============
NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER N SHARE ($3,947,515/239,251)                           $      16.50
                                                                   ============
NET ASSET VALUE AND REDEMPTION
  PRICE PER A SHARE ($2,480,489/150,338)                           $      16.50
                                                                   ============

MAXIMUM PUBLIC OFFERING PRICE
  PER A SHARE ($16.50/0.965) (NOTE 5)                              $      17.10
                                                                   ============

----------
The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

      Basis                                                        $ 26,481,114
                                                                   ============
      Gross Appreciation                                           $    389,487
      Gross Depreciation                                               (541,228)
                                                                   ------------
      Net Depreciation                                             $   (151,741)
                                                                   ============

+     See Note 2a to the Financial Statements.

IO -- Interest Only Security.

                       See Notes to Financial Statements.

                HARRIS INSIGHT INTERMEDIATE TAX-EXEMPT BOND FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
 COUPON                                                    PAR
  RATE                                        MATURITY    (000)       VALUE+
 ------                                       --------   -------      ------

MUNICIPAL BONDS -- 98.5%
ALABAMA -- 3.5%
Alabama Drinking Water Finance Authority
   Revenue Bonds (Revolving Fund Loan)
   Series A
      5.000%                                  08/15/14   $ 2,875   $   3,055,004
Birmingham, Alabama, Baptist Medical
   Center Special Care Facilities Financing
   Authority Revenue Bonds (Baptist
   Health Systems, Inc.) Series A
      5.000%                                  11/15/30     1,250       1,218,663
Birmingham Jefferson, Alabama, Civic
   Center Authority Special Tax Bonds
   Series A
      4.000%                                  07/01/13       730         731,372
Jefferson County, Alabama, Limited
   Obligation School Warrants Revenue
   Bonds Series A
      5.500%                                  01/01/21     2,415       2,612,571
Marshall County, Alabama, Health Care
   Authority Revenue Bonds Series A
      6.250%                                  01/01/22       770         826,664
                                                                   -------------
                                                                       8,444,274
                                                                   -------------
ARIZONA -- 8.3%
Glendale, Arizona, Water & Sewer
   Revenue Bonds
      5.500%                                  07/01/08     2,700       2,839,482
      5.500%                                  07/01/09     5,000       5,349,500
Maricopa County, Arizona, Unified School
   District No 41 Gilbert School General
   Obligation Bonds Series A
      4.500%                                  07/01/17       750         781,170
Phoenix, Arizona, Civic Improvement Corp.
   Wastewater Systems Revenue Bonds
      6.250%                                  07/01/16     4,945       5,565,251
Surprise, Arizona, Municipal Property
   Corporate Excise Tax Revenue Bonds
      5.375%                                  07/01/14     1,000       1,075,060
University of Arizona Certificates of
   Participation Series A
      4.125%                                  06/01/07       750         758,100
      5.250%                                  06/01/10     3,505       3,747,371
                                                                   -------------
                                                                      20,115,934
                                                                   -------------
CALIFORNIA -- 8.6%
California State Department of Water
   Resources Power Supply Revenue
   Bonds Series A
      5.500%                                  05/01/08     2,500       2,615,575
      5.750%                                  05/01/17     5,000       5,654,750
California State Economic Recovery
   General Obligation Bonds Series A
      5.000%                                  07/01/16     5,000       5,310,000
Lodi, California, Wastewater System
   Revenue Certificates of Participation
   Series A
      5.500%                                  10/01/18     1,535       1,698,524

COUPON                                                     PAR
 RATE                                         MATURITY    (000)       VALUE+
------                                        --------    -----       ------

MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
Los Angeles County, California, Unified
   School District General Obligation
   Bonds
      5.500%                                  07/01/12   $ 5,000  $    5,566,750
                                                                   -------------
                                                                      20,845,599
                                                                   -------------
COLORADO -- 2.0%
Colorado State Certificates of
   Participation
  (UCDHSC Fitzsimons Academic Project)
   Series B
      5.000%                                  11/01/19     4,500       4,794,525
                                                                   -------------
CONNECTICUT -- 1.1%
New Haven, Connecticut, General
   Obligation Bonds Series B
      5.500%                                  11/01/12     2,550       2,764,608
                                                                   -------------
DELAWARE -- 0.4%
Delaware River & Bay Authority Revenue
   Bonds Series A
      5.700%                                  01/01/19     1,000       1,094,250
                                                                   -------------
FLORIDA -- 0.5%
Martin County, Florida, School Board
   Certificates of Participation
      4.000%                                  07/01/12       175         178,510
Miami-Dade County, Florida, Educational
   Facilities Authority Revenue Bonds
   Series A
      5.750%                                  04/01/14     1,000       1,094,430
                                                                   -------------
                                                                       1,272,940
                                                                   -------------
GEORGIA -- 2.8%
Atlanta, Georgia, Airport Revenue Bonds
   Series A
      5.875%                                  01/01/17       750         820,253
College Park, Georgia, Business &
   Industrial Development Authority
   Revenue Bonds (Civic Center Project)
      5.500%                                  09/01/09     1,855       1,991,064
Fayette County, Georgia, Public
   Facilities Authority Criminal Justice
   Center Revenue Bonds
      6.000%                                  06/01/16     1,500       1,669,890
      6.250%                                  06/01/17     1,000       1,123,400
Forsyth County, Georgia, Water & Sewer
   Authority Revenue Bonds
      6.250%                                  04/01/18     1,000       1,118,550
                                                                   -------------
                                                                       6,723,157
                                                                   -------------
ILLINOIS -- 8.8%
Chicago, Illinois, General Obligation
   Bonds (Neighborhoods Alive 21)
      6.125%                                  01/01/22     2,265       2,537,389
Chicago, Illinois, O'Hare International
   Airport General Airport Third Lien
   Revenue Bonds Series A
      5.000%                                  01/01/29     1,500       1,558,575

                       See Notes to Financial Statements.

                HARRIS INSIGHT INTERMEDIATE TAX-EXEMPT BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
COUPON                                                     PAR
 RATE                                         MATURITY    (000)       VALUE+
------                                        --------    -----       ------

MUNICIPAL BONDS (CONTINUED)
ILLINOIS (CONTINUED)
Cook County, Illinois, Glencoe School
   District No. 035 General Obligation
   Bonds
      5.750%                                  12/01/16   $ 1,210   $   1,333,420
Illinois Development Finance Authority
   Revenue Bonds (DePaul University)
   Series C
      5.625%                                  10/01/20     1,000       1,091,800
Illinois Educational Facilities Authority
   Revenue Bonds (University of Chicago)
   Series A
      5.250%                                  07/01/22     3,000       3,228,540
Illinois Health Facilities Authority
   Revenue Bonds (Advocate Health Care
   Network)
      6.250%                                  11/15/14     2,500       2,808,300
      6.375%                                  11/15/15     1,580       1,783,615
Illinois Health Facilities Authority
   Revenue Bonds (Condell Medical Center)
      6.000%                                  05/15/10     1,320       1,387,399
Illinois Health Facilities Authority
   Revenue Bonds (Elmhurst Memorial
   Healthcare)
      6.250%                                  01/01/17     5,000       5,624,900
                                                                   -------------
                                                                      21,353,938
                                                                   -------------
INDIANA -- 2.7%
Anderson, Indiana, Economic
   Development Revenue Bonds
   (Anderson University Project)
      5.000%                                  10/01/07     1,010       1,029,806
      5.000%                                  10/01/08     1,015       1,039,431
Indiana University Revenue Bonds
   (Indiana University Facilities)
      5.250%                                  11/15/17     1,055       1,156,649
Indiana University Revenue Bonds
   (Student Fee) Series M
      6.000%                                  08/01/14     3,170       3,473,052
                                                                   -------------
                                                                       6,698,938
                                                                   -------------
KANSAS -- 0.9%
Kansas State Development Finance
   Authority Public Water Supply Revenue
   Bonds
      5.200%                                  04/01/12     1,000       1,077,210
Olathe, Kansas, Health Facilities Revenue
   Bonds (Olathe Medical Center Project)
   Series A
      5.375%                                  09/01/08     1,000       1,048,400
                                                                   -------------
                                                                       2,125,610
                                                                   -------------
KENTUCKY -- 0.2%
Hartford County, Kentucky, School District
   Financial Corp. School Building Revenue
   Bonds
      5.700%                                  06/01/20       550         595,034
                                                                   -------------

COUPON                                                     PAR
 RATE                                         MATURITY    (000)        VALUE+
------                                        --------    -----        ------

MUNICIPAL BONDS (CONTINUED)
MASSACHUSETTS -- 8.6%
Lowell, Massachusetts, General Obligation
   Bonds
      6.000%                                  02/15/14   $ 1,160   $   1,285,326
      6.000%                                  02/15/15     1,070       1,185,603
Massachusetts Health & Educational
   Facilities Authority Revenue Bonds
   Series C
      6.000%                                  07/01/16     1,000       1,116,200
Massachusetts State General Obligation
   Bonds Series A
      5.000%                                  03/01/20     5,000       5,344,300
Massachusetts State General Obligation
   Bonds Series B
      6.000%                                  06/01/15     2,000       2,209,300
      6.000%                                  06/01/16     5,000       5,512,500
Springfield, Massachusetts, General
   Obligation Bonds (Municipal Purposes
   Loan)
      6.000%                                  10/01/14     1,000       1,101,170
      6.000%                                  10/01/15     2,000       2,202,340
Sterling, Massachusetts, General
   Obligation Bonds
      6.000%                                  02/15/18     1,000       1,104,390
                                                                   -------------
                                                                      21,061,129
                                                                   -------------
MICHIGAN -- 4.0%
Michigan State Hospital Finance Authority
   Revenue Bonds (Ascension Health
   Credit) Series A
      5.300%                                  11/15/33     2,500       2,541,575
Michigan State Hospital Finance Authority
   Revenue Bonds (Chelsea Community
   Hospital)
      5.000%                                  05/15/12     2,380       2,396,517
Rochester, Michigan, Community School
   District General Obligation Bonds
   Series I
      5.500%                                  05/01/07     1,240       1,274,943
Saline, Michigan, Area Schools General
   Obligation Bonds Series A
      5.750%                                  05/01/16     2,000       2,188,180
Walled Lake, Michigan, Consolidated
   School District General Obligation
   Bonds
      5.750%                                  05/01/14     1,290       1,408,667
                                                                   -------------
                                                                       9,809,882
                                                                   -------------
MINNESOTA -- 0.5%
St. Cloud, Minnesota, Health Care
   Revenue Bonds (St. Cloud Hospital
   Obligation Group A)
      5.500%                                  05/01/15     1,080       1,166,152
                                                                   -------------

                       See Notes to Financial Statements.

                HARRIS INSIGHT INTERMEDIATE TAX-EXEMPT BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
COUPON                                                     PAR
 RATE                                         MATURITY    (000)        VALUE+
------                                        --------    -----        ------

MUNICIPAL BONDS (CONTINUED)
MISSOURI -- 2.8%
Missouri State Health & Educational
   Facilities Authority Revenue Bonds
   (St. Anthony's Medical Center)
      6.000%                                  12/01/06   $ 1,445   $   1,479,868
      6.250%                                  12/01/08       750         809,715
      6.250%                                  12/01/09     1,725       1,901,330
St. Louis County, Missouri, Pattonville
   R-3 School District General Obligation
   Bonds
      5.500%                                  03/01/12     1,240       1,348,822
      5.750%                                  03/01/17       450         493,817
      5.750%                                  03/01/18       655         718,777
                                                                   -------------
                                                                       6,752,329
                                                                   -------------
NEW HAMPSHIRE -- 1.6%
Nashua, New Hampshire, Capital
   Improvements General Obligation Bonds
   Series A
      5.500%                                  07/15/16     1,155       1,289,465
      5.500%                                  07/15/18     1,500       1,662,630
New Hampshire State Health &
   Educational Facilities Revenue Bonds
   (Concord Hospital)
      5.500%                                  10/01/21     1,000       1,078,800
                                                                   -------------
                                                                       4,030,895
                                                                   -------------
NEW JERSEY -- 6.6%
Essex County, New Jersey, Improvement
   Authority Lease Revenue General
   Obligation Bonds (County Correctional
   Facilities Project)
      5.750%                                  10/01/13     2,000       2,202,160
New Jersey Economic Development
   Authority Revenue Bonds (School
   Facilities Construction) Series O
      5.250%                                  03/01/22     5,000       5,371,750
New Jersey State Transportation Trust
   Fund Revenue Bonds (Transit Systems)
   Series A
      5.125%                                  06/15/08     2,000       2,083,580
New Jersey State Transportation Trust
   Fund Revenue Bonds (Transit Systems)
   Series B
      6.000%                                  12/15/18     4,000       4,520,960
New Jersey State Transportation Trust
   Fund Revenue Bonds (Transit Systems)
   Series C
      5.250%                                  06/15/19    1,750        1,907,675
                                                                   -------------
                                                                      16,086,125
                                                                   -------------
NEW MEXICO -- 1.2%
University of New Mexico FHA Insured
   Hospital Mortgage Revenue Bonds
      5.000%                                  01/01/21     2,900       3,047,291
                                                                   -------------

COUPON                                                     PAR
 RATE                                         MATURITY    (000)        VALUE+
------                                        --------    -----        ------
MUNICIPAL BONDS (CONTINUED)
NEW YORK -- 7.3%
Longwood Central School District Suffolk
   County, New York, General Obligation
   Bonds
      5.625%                                  06/15/08   $ 1,080   $   1,137,704
      5.625%                                  06/15/09     1,580       1,693,318
      5.700%                                  06/15/14     1,670       1,858,326
      5.700%                                  06/15/15     1,895       2,108,699
New York Metropolitan Transportation
   Authority Dedicated Tax Fund Revenue
   Bonds Series A
      6.125%                                  04/01/16#    3,000       3,327,510
      6.125%                                  04/01/17#    2,000       2,218,340
New York State Dormitory Authority State
   Personal Income Tax Revenue Bonds
   (Education) Series F
      5.000%                                  03/15/19     2,000       2,144,540
New York State Thruway Authority
   Highway & Bridge Trust Fund Revenue
   Bonds Series A
      6.000%                                  04/01/14     1,000       1,110,860
      6.000%                                  04/01/15     1,000       1,110,860
      6.000%                                  04/01/16     1,000       1,110,860
                                                                   -------------
                                                                      17,821,017
                                                                   -------------
NORTH CAROLINA -- 1.8%
Charlotte, North Carolina, Storm Water
   Fee Revenue Bonds
      5.650%                                  06/01/14     1,000       1,099,060
North Carolina Eastern Municipal Power
   Agency Power System Revenue
   Bonds Series A
      5.250%                                  01/01/20     3,000       3,262,470
                                                                   -------------
                                                                       4,361,530
                                                                   -------------
OHIO -- 12.4%
Cuyahoga County, Ohio, General Obligation
   Bonds
      5.750%                                  12/01/15     4,000       4,398,520
Cuyahoga County, Ohio, Hospital
   Improvement Revenue Bonds
   (Metrohealth System Project)
      6.150%                                  02/15/29     5,000       5,452,150
Cuyahoga County, Ohio, Hospital Revenue
   Bonds (Metrohealth System Project)
   Series A
      5.500%                                  02/15/12     1,000       1,099,900
Franklin County, Ohio, Development
   Revenue Bonds (American Chemical
   Society Project)
      5.500%                                  10/01/12     4,600       4,898,218
Franklin County, Ohio, Revenue Bonds
   (Online Computer Library Center)
      5.000%                                  04/15/11     1,415       1,481,646
Hamilton County, Ohio, Sales Tax Revenue
   Bonds Subseries B
      5.750%                                  12/01/17     4,000       4,396,640

                       See Notes to Financial Statements.

                HARRIS INSIGHT INTERMEDIATE TAX-EXEMPT BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
-------------------------------------------------------------------------------
COUPON                                                     PAR
 RATE                                          MATURITY   (000)       VALUE+
------                                         --------  -------  -------------

MUNICIPAL BONDS (CONTINUED)
OHIO (CONTINUED)
Ohio State Higher Educational Facility
   Revenue Bonds (John Carroll University
   Project)
      4.750%                                   11/15/11  $   345  $     361,139
Ohio State University General Receipts
   Revenue Bonds Series A
      6.000%                                   12/01/17    1,000      1,101,910
Plain, Ohio, Local School District
   General Obligation Bonds
      6.000%                                   12/01/20#   4,070      4,562,755
      6.000%                                   12/01/20      930      1,035,815
University of Akron, Ohio, General
   Receipts Revenue Bonds
      5.750%                                   01/01/12    1,295      1,419,450
                                                                  -------------
                                                                     30,208,143
                                                                  -------------
PENNSYLVANIA -- 5.6%
Allegheny County, Pennsylvania, Sanitation
   Authority Sewer Revenue Bonds
   Series A
      5.000%                                   12/01/21    4,750      5,071,053
Delaware River Port Authority of
   Pennsylvania & New Jersey Revenue
   Bonds
      5.750%                                   01/01/15    1,000      1,082,310
      6.000%                                   01/01/17    5,500      6,014,195
Pottsville, Pennsylvania, Hospital Authority
   Revenue Bonds (Ascension Health
   Credit) Series A
      5.200%                                   11/15/09    1,335      1,419,225
                                                                  -------------
                                                                     13,586,783
                                                                  -------------
PUERTO RICO -- 1.3%
Puerto Rico Housing Finance Authority
   Revenue Bonds (Capital Fund Program)
      5.000%                                   12/01/16    1,000      1,063,680
Puerto Rico Municipal Finance Agency
   General Obligation Bonds Series A
      6.000%                                   08/01/16    1,025      1,126,629
Puerto Rico Public Buildings Authority
   Government Facilities Revenue Bonds
   Series D
      5.375%                                   07/01/12#     825        904,068
                                                                  -------------
                                                                      3,094,377
                                                                  -------------
SOUTH CAROLINA -- 2.1%
Lexington County, South Carolina,
   One School Facilities Corp.
   Installment Purchase Revenue
   Bonds
      5.250%                                   12/01/25    1,000      1,048,770
Medical University Hospital Authority,
   FHA Insured Mortgage Hospital
   Facilities Revenue Bonds Series A
      5.250%                                   02/15/24    2,775      2,946,495

COUPON                                                     PAR
 RATE                                          MATURITY   (000)       VALUE+
------                                         --------  -------  -------------

MUNICIPAL BONDS (CONTINUED)
SOUTH CAROLINA (CONTINUED)
Spartanburg County, South Carolina,
   SCAGO Educational Facilities Corp.
   School District No. 5 Revenue Bonds
      5.000%                                   04/01/18  $ 1,000  $   1,067,460
                                                                  -------------
                                                                      5,062,725
                                                                  -------------
TEXAS -- 1.1%
Amarillo, Texas, Independent School
   District General Obligation Bonds
      5.250%                                   02/01/22      915        993,297
Harris County, Texas, Improvement
   District No. 1 General Obligation Bonds
      5.650%                                   09/01/19      540        577,573
Texas Technical University Financing
   Systems Revenue Bonds Series 7
      5.500%                                   08/15/15    1,000      1,097,030
                                                                  -------------
                                                                      2,667,900
                                                                  -------------
VIRGINIA -- 1.0%
Norfolk, Virginia, Water System Revenue
   Bonds
      5.875%                                   11/01/15    2,300      2,364,216
                                                                  -------------

WASHINGTON -- 0.8%
Snohomish County, Washington, School
   District No. 201 General Obligation
   Bonds
      5.625%                                   12/01/07    2,000      2,084,760
                                                                  -------------
TOTAL MUNICIPAL BONDS
   (Cost $226,407,527)                                              240,034,061
                                                                  -------------

                                                         SHARES
                                                         -------
TEMPORARY INVESTMENTS -- 0.6%
AIM Tax-Free Investment Co.
   Cash Reserve Portfolio                                528,084        528,084
Goldman Sachs Financial Square
   Tax-Exempt Money Market Portfolio                     954,068        954,068
                                                                  -------------
TOTAL TEMPORARY INVESTMENTS
   (Cost $1,482,152)                                                  1,482,152
                                                                  -------------
TOTAL INVESTMENTS -- 99.1%
   (Cost $227,889,679)                                              241,516,213
                                                                  -------------
OTHER ASSETS AND LIABILITIES -- 0.9%
Interest receivable and other assets                                  3,198,664
Receivable for capital stock sold                                        78,806
Payable for capital stock redeemed                                     (260,744)
Dividends payable                                                      (813,561)
Investment advisory fee payable                                         (41,331)
Administration fees payable                                             (12,974)
Service plan fees payable                                                (4,721)
Accrued expenses                                                        (19,574)
                                                                  -------------
                                                                      2,124,565
                                                                  -------------

                       See Notes to Financial Statements.

                HARRIS INSIGHT INTERMEDIATE TAX-EXEMPT BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                                                      VALUE+
                                                                   -------------
NET ASSETS -- 100.0%
Applicable to 20,554,086 Institutional
   Shares, 1,122,116 N Shares, and 161,546 A
   Shares of beneficial interest outstanding,
   $.001 par value (indefinite number of
   shares has been authorized for each class
   of shares of the Fund) (Note 8)                                 $243,640,778
                                                                   ============
NET ASSET VALUE, OFFERING, AND REDEMPTION
   PRICE PER INSTITUTIONAL SHARE
   ($229,319,349/20,554,086)                                       $      11.16
                                                                   ============
NET ASSET VALUE, OFFERING, AND REDEMPTION
   PRICE PER N SHARE ($12,519,178/1,122,116)                       $      11.16
                                                                   ============
NET ASSET VALUE AND REDEMPTION PRICE PER A
   SHARE ($1,802,251/161,546)                                      $      11.16
                                                                   ============
MAXIMUM PUBLIC OFFERING PRICE PER A SHARE
   ($11.16/0.965) (NOTE 5)                                         $      11.56
                                                                   ============

----------
The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

      Basis                                                        $227,889,679
                                                                   ============
      Gross Appreciation                                           $ 13,638,724
      Gross Depreciation                                                (12,190)
                                                                   ------------
      Net Appreciation                                             $ 13,626,534
                                                                   ============

+     See Note 2a to the Financial Statements.

# These securities are subject to a demand feature which reduces the remaining maturity.

                       See Notes to Financial Statements.

                  HARRIS INSIGHT SHORT/INTERMEDIATE BOND FUND
                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 2005
--------------------------------------------------------------------------------
COUPON                                                       PAR
 RATE                                            MATURITY   (000)      VALUE+
------                                           --------  -------  ------------

AGENCY OBLIGATIONS -- 4.5%
Federal Home Loan Mortgage Corp.
      4.200%                                     12/28/07  $ 7,400  $  7,309,187
Federal National Mortgage Association
      5.500%                                     03/15/11    3,900     4,035,759
      5.250%                                     08/01/12      600       606,591
                                                                    ------------
TOTAL AGENCY OBLIGATIONS
   (Cost $11,874,751)                                                 11,951,537
                                                                    ------------
ASSET-BACKED SECURITIES -- 13.9%
Bank One Issuance Trust Series 2003-C1,
   Class C1
      4.540%                                     09/15/10    2,000     1,981,542
Capital One Multi-Asset Execution Trust
   Series 2004-C1, Class C1
      3.400%                                     11/16/09    2,700     2,657,139
Capital One Multi-Asset Execution Trust
   Series 2005-A2, Class A2
      4.050%                                     02/15/11    2,800     2,757,880
Citibank Credit Card Issuance Trust
   Series 2000-A3, Class A3
      6.875%                                     11/16/09    3,080     3,195,778
Citibank Credit Card Issuance Trust
   Series 2003-A6, Class A6
      2.900%                                     05/17/10    3,000     2,873,950
Citibank Credit Card Issuance Trust
   Series 2005-B1, Class B1
      4.400%                                     09/15/10    1,770     1,744,915
DaimlerChrysler Auto Trust Series 2005-A,
   Class A2
      3.170%                                     09/08/07      562       559,928
First Franklin NIM Trust Series 2004-FF7A
   144A, Class A(f),(g)
      5.000%                                     09/27/34      360       358,810
First National Master Note Trust
   Series 2003-2 Class B
      3.080%                                     04/15/09    3,000     2,955,219
MBNA Credit Card Master Note Trust
   Series 2005-A7, Class A7
      4.300%                                     02/15/11    2,100     2,075,729
Providian Gateway Master Trust
   Series 2004-DA 144A, Class A(f)
      3.350%                                     09/15/11    2,480     2,418,000
Providian Gateway Master Trust
   Series 2004-DA 144A, Class D(f)
      4.400%                                     09/15/11    1,800     1,782,844
Residential Funding Mortgage Securities
   Series 2001-HS2, Class A5
      6.920%                                     04/25/31    1,574     1,569,493
Structured Asset Investment Loan Trust
   Series 2003-BC4, Class 2A2
      5.029%                                     05/25/33      174       174,427
Structured Asset Investment Loan Trust
   Series 2004-5A 144A, Class A(f),(g)
      4.500%                                     06/27/34       92        92,029
Structured Asset Securities Corp.
   Series 2004-5H, Class A2
      4.430%                                     12/25/33    3,750     3,731,009

COUPON                                                       PAR
 RATE                                            MATURITY   (000)      VALUE+
------                                           --------  -------  ------------

ASSET-BACKED SECURITIES (CONTINUED)
Structured Asset Securities Corp.
   Series 2005-4XS, Class 3A2
      4.270%                                     03/25/35  $ 3,555  $  3,495,793
Volkswagen Auto Lease Trust
   Series 2005-A, Class A4
      3.940%                                     10/20/10    1,000       985,227
Volkswagen Auto Loan Enhanced Trust
   Series 2003-2, Class A4
      2.940%                                     03/22/10    1,690     1,651,477
                                                                    ------------
TOTAL ASSET-BACKED SECURITIES
   (Cost $37,672,880)                                                 37,061,189
                                                                    ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 21.7%
Adjustable Rate Mortgage Trust
   Series 2005-11, Class 2A42
      5.366%                                     02/25/36    4,075     4,066,281
DLJ Commercial Mortgage Corp.
   Series 1998-CF2, Class A1A
      5.880%                                     11/12/31      274       274,531
DLJ Mortgage Acceptance Corp.
   Series 1996-M 144A, Class 1(f)
      0.000%                                     11/28/11       47        45,245
Federal Home Loan Mortgage Corp.
   Series 1385, Class J
      7.000%                                     10/15/07    1,467     1,470,276
Federal Home Loan Mortgage Corp.
   Series 2513, Class JE
      5.000%                                     10/15/17    5,105     5,039,027
Federal Home Loan Mortgage Corp.
   Series 2770, Class QG
      4.500%                                     03/15/19    3,741     3,585,801
Federal Home Loan Mortgage Corp.
   Series 2835, Class HB
      5.500%                                     08/15/24    1,330     1,361,428
Federal Home Loan Mortgage Corp.
   Series 2885, Class PB
      4.500%                                     08/15/14    4,000     3,956,635
Federal National Mortgage Association
   Series 1993-197, Class SB
      9.740%                                     10/25/08      305       311,480
Federal National Mortgage Association
   Series 1997-20, Class IO
      1.840%                                     03/25/27    3,966       264,121
Federal National Mortgage Association
   Series 1997-70, Class PE PO
      9.000%                                     04/25/22      516       445,575
Federal National Mortgage Association
   Series 1998-T1, Class A
      6,208.960%                                 12/28/28        0            96
Federal National Mortgage Association
   Series 2001-69, Class PE
      6.000%                                     11/25/15    1,143     1,146,798
Federal National Mortgage Association
   Series 2002-73, Class OE
      5.000%                                     11/25/17    1,000       986,613
Federal National Mortgage Association
   Series 2003-35, Class BC
      5.000%                                     05/25/18    1,500     1,483,364

                       See Notes to Financial Statements.

                   HARRIS INSIGHT SHORT/INTERMEDIATE BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
-------------------------------------------------------------------------------
   COUPON                                                    PAR
    RATE                                         MATURITY   (000)      VALUE+
-------------                                    --------  --------  ----------

COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
Federal National Mortgage Association
   Series 2003-67, Class GA
      3.000%                                     12/25/16  $  1,374  $1,369,072
GMAC Mortgage Corp. Loan Trust
   Series 2005-AR3, Class 3A3
      4.893%                                     06/19/35     2,428   2,417,981
Government National Mortgage
   Association Series 2004-67, Class A
      3.648%                                     09/16/17     1,876   1,833,499
Government National Mortgage
   Association Series 2004-84, Class XC IO
      0.496%                                     09/16/44    23,539   1,566,346
Government National Mortgage
   Association Series 2004-108, Class C
      5.039%                                     12/16/32     1,905   1,881,933
GSR Mortgage Loan Trust
   Series 2004-10F, Class 1A1
      4.500%                                     08/25/19     1,999   1,965,760
LB-UBS Commercial Mortgage Trust
   Series 2000-C4, Class A1
      7.180%                                     09/15/19       640     652,891
LB-UBS Commercial Mortgage Trust
   Series 2001-C2, Class A1
      6.270%                                     06/15/20     1,588   1,629,464
LB-UBS Commercial Mortgage Trust
   Series 2005-C2, Class A2
      4.821%                                     04/15/30     2,600   2,577,150
LB-UBS Commercial Mortgage Trust
   Series 2005-C5, Class A3
      4.964%                                     09/15/30       797     789,799
Morgan Stanley Capital I Series 1998-WF2,
   Class A2
      6.540%                                     07/15/30     2,109   2,172,368
Morgan Stanley Capital I Series 2005-T17,
   Class A5
      4.780%                                     12/13/41     2,275   2,214,671
Structured Asset Securities Corp.
   Series 1998-RF3, Class AIO IO
      6.100%                                     06/15/28     2,220     206,387
Structured Asset Securities Corp.
   Series 2003-34A, Class 6A
      5.139%                                     11/25/33     2,792   2,766,737
Structured Asset Securities Corp.
   Series 2005-2XS, Class 2A2
      5.150%                                     02/25/35     1,955   1,939,449
Wells Fargo Mortgage-Backed Securities
   Series 2005-AR10, Class 2A19
      3.500%                                     06/25/35     4,846   4,760,959
WMALT Mortgage Pass-Through
   Certificates Series 2005-6, Class 2A7
      5.500%                                     08/25/35     2,720   2,718,656
                                                                     ----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
   (Cost $58,543,173)
                                                                     57,900,393
                                                                     ----------
MORTGAGE-BACKED SECURITIES -- 3.2%
Federal National Mortgage Association
   Pool #124783
      10.500%                                    12/01/16         4       3,872

   COUPON                                                    PAR
    RATE                                         MATURITY   (000)      VALUE+
-------------                                    --------  --------  ----------

MORTGAGE-BACKED SECURITIES (CONTINUED)
Federal National Mortgage Association
   Pool #305189
      9.000%                                     01/01/25  $     10  $   10,989
Federal National Mortgage Association
   Pool #306674
      9.000%                                     03/01/25         7       7,894
Federal National Mortgage Association
   Pool #317306
      9.000%                                     07/01/25        41      45,080
Federal National Mortgage Association
   Pool #338001
      9.000%                                     10/01/25         2       1,805
Federal National Mortgage Association
   Pool #585727
      6.000%                                     05/01/16       699     714,343
Federal National Mortgage Association
   Pool #695910
      5.000%                                     05/01/18       686     679,893
Federal National Mortgage Association
   Pool #725414
      4.500%                                     05/01/19     4,046   3,944,724
Federal National Mortgage Association
   Pool #734890
      5.000%                                     08/01/18     2,557   2,534,065
Government National Mortgage
   Association Pool #326150
      7.000%                                     09/15/23        20      21,297
Government National Mortgage
   Association Pool #333668
      7.000%                                     07/15/23        34      35,800
Government National Mortgage
   Association Pool #345039
      7.000%                                     09/15/23        91      95,686
Government National Mortgage
   Association Pool #345536
      7.000%                                     01/15/24        42      44,601
Government National Mortgage
   Association Pool #351638
      7.000%                                     06/15/23        71      75,015
Government National Mortgage
   Association Pool #377553
      7.000%                                     07/15/25        42      44,714
Government National Mortgage
   Association Pool #383330
      7.000%                                     07/15/25        15      15,995
Government National Mortgage
   Association Pool #397755
      7.000%                                     05/15/24        74      78,384
Government National Mortgage
   Association Pool #407660
      7.000%                                     07/15/25        19      20,387
Government National Mortgage
   Association Pool #780023
      7.000%                                     09/15/24        62      65,381
Government National Mortgage
   Association Pool #780389
      9.000%                                     08/15/09        12      12,459
                                                                     ----------
TOTAL MORTGAGE-BACKED SECURITIES
   (Cost $8,461,134)                                                  8,452,384
                                                                     ----------

                       See Notes to Financial Statements.

                   HARRIS INSIGHT SHORT/INTERMEDIATE BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
-------------------------------------------------------------------------------
   COUPON                                                    PAR
    RATE                                         MATURITY   (000)      VALUE+
-------------                                    --------  --------  ----------

CORPORATE BONDS -- 40.0%
ELECTRIC -- 2.9%
Consolidated Edison, Inc.
      3.625%                                     08/01/08  $  1,285  $1,246,060
Constellation Energy Group, Inc.
      6.125%                                     09/01/09     1,000   1,032,635
Pacific Gas & Electric Co.
      4.200%                                     03/01/11     1,200   1,151,928
Scottish Power P.L.C.
      5.375%                                     03/15/15     1,350   1,353,187
Southern Co. Capital Funding Corp.
      5.300%                                     02/01/07     3,000   2,999,799
                                                                     ----------
                                                                      7,783,609
                                                                     ----------
FINANCE - BANK -- 5.7%
Bank of America Corp.
      5.250%                                     02/01/07     2,000   2,008,446
      6.250%                                     04/15/12     1,065   1,139,547
Bank One Corp.
      7.875%                                     08/01/10     1,400   1,555,686
Capital One Bank
      4.250%                                     12/01/08     1,000     977,474
Capital One Financial Co.
      5.500%                                     06/01/15       725     722,067
European Investment Bank
      2.375%                                     06/15/07     3,175   3,080,109
JPMorgan Chase & Co.
      3.800%                                     10/02/09     1,920   1,903,926
      5.125%                                     09/15/14       480     462,126
Union Planters Corp.
      7.750%                                     03/01/11     1,750   1,972,239
Washington Mutual, Inc.
      5.000%                                     03/22/12     1,325   1,311,011
                                                                     ----------
                                                                     15,132,631
                                                                     ----------
FINANCE - NON-BANK -- 11.1%
Allstate Life Global Funding Trust
      4.500%                                     05/29/09     1,500   1,480,036
American Express Credit Corp.
      3.000%                                     05/16/08     1,615   1,548,620
American General Finance Corp.
      5.400%                                     12/01/15     1,320   1,318,313
CIT Group, Inc.
      3.375%                                     04/01/09     1,620   1,542,562
      5.000%                                     02/13/14       710     695,632
Countrywide Home Loan, Inc.
      4.125%                                     09/15/09     2,965   2,858,438
EOP Operating L.P.
      8.375%                                     03/15/06       260     261,793
General Electric Capital Corp.
      4.125%                                     09/01/09       360     350,744
      4.875%                                     03/04/15       230     227,252
Household Finance Corp.
      6.375%                                     10/15/11     1,850   1,957,955
      4.750%                                     07/15/13       465     449,975
John Deere Capital Corp.
      5.100%                                     01/15/13       750     759,335

   COUPON                                                    PAR
    RATE                                         MATURITY   (000)      VALUE+
-------------                                    --------  --------  ----------

CORPORATE BONDS (CONTINUED)
FINANCE - NON-BANK (CONTINUED)
John Hancock Financial Services Corp.
      5.625%                                     12/01/08   $ 2,320  $2,367,483
Lehman Brothers Holdings, Inc.
      4.000%                                     01/22/08     1,745   1,716,932
      7.000%                                     02/01/08       565     588,450
Merrill Lynch & Co., Inc.
      3.700%                                     04/21/08       400     389,924
      4.125%                                     09/10/09     1,475   1,432,386
Morgan Stanley
      3.875%                                     01/15/09       400     388,508
      4.000%                                     01/15/10     1,000     962,813
Residential Capital Corp.
      6.375%                                     06/30/10     1,360   1,383,252
Simon Property Group L.P.
      4.600%                                     06/15/10     1,500   1,463,727
SLM Corp.
      4.500%                                     07/26/10     3,000   2,940,048
Textron Financial Corp.
      5.875%                                     06/01/07     2,400   2,429,741
                                                                     ----------
                                                                     29,513,919
                                                                     ----------
INDUSTRIAL -- 10.1%
AOL Time Warner, Inc.
      6.875%                                     05/01/12     1,955   2,083,731
Boeing Capital Corp.
      6.500%                                     02/15/12     1,270   1,372,602
Centex Corp.
      4.750%                                     01/15/08     1,500   1,485,042
      4.550%                                     11/01/10       800     767,642
Comcast Cable Communications, Inc.
      7.125%                                     06/15/13       625     680,326
Comcast Corp.
      5.300%                                     01/15/14       690     678,015
DaimlerChrysler N.A. Holding Corp.
      4.125%                                     03/07/07     1,200   1,185,541
Genentech, Inc.
      4.750%                                     07/15/15     2,300   2,242,348
H.J. Heinz Co.
      6.000%                                     03/15/08     1,700   1,735,095
Harrahs Operating Co., Inc.
      5.625%                                     06/01/15     2,000   1,968,384
Kellogg Co.
      6.600%                                     04/01/11     1,500   1,607,665
Kohls Corp.
      6.300%                                     03/01/11     3,225   3,399,237
Kroger Co.
      6.800%                                     04/01/11     2,565   2,693,017
News America, Inc.
      6.625%                                     01/09/08     1,120   1,155,605
PepsiCo, Inc.
      3.200%                                     05/15/07     1,650   1,618,638
Schering-Plough Corp.
      5.550%                                     12/01/13     1,135   1,158,137
Walt Disney Co.
      6.750%                                     03/30/06     1,000   1,004,828
                                                                     ----------
                                                                     26,835,853
                                                                     ----------

                       See Notes to Financial Statements.

                   HARRIS INSIGHT SHORT/INTERMEDIATE BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
-------------------------------------------------------------------------------
   COUPON                                                   PAR
    RATE                                        MATURITY   (000)       VALUE+
-------------                                   --------  --------  -----------

CORPORATE BONDS (CONTINUED)
NATURAL GAS -- 1.3%
Duke Energy Field Services
      7.875%                                    08/16/10  $  1,380  $ 1,527,687
Kinder Morgan Energy Corp.
      6.750%                                    03/15/11     1,860    1,983,229
                                                                    -----------
                                                                      3,510,916
                                                                    -----------
OIL -- 3.8%
Burlington Resources Finance Co.
      5.600%                                    12/01/06     3,100    3,115,949
ChevronTexaco Capital Corp.
      3.375%                                    02/15/08     2,215    2,156,043
Conoco Funding Co.
      6.350%                                    10/15/11     2,305    2,472,749
Marathon Oil Corp.
      5.375%                                    06/01/07     2,500    2,514,173
                                                                    -----------
                                                                     10,258,914
                                                                    -----------
TELEPHONES -- 4.1%
BellSouth Corp.
      4.200%                                    09/15/09     1,100    1,069,424
      4.750%                                    11/15/12     1,600    1,561,408
Sprint Capital Corp.
      6.125%                                    11/15/08     1,550    1,594,922
Telecom Italia Capital
      4.875%                                    10/01/10     1,000      981,413
Verizon Global Funding Corp.
      7.250%                                    12/01/10     1,250    1,357,816
Verizon Wireless Capital, L.L.C.
      5.375%                                    12/15/06     2,300    2,308,101
Vodafone Group P.L.C.
      7.750%                                    02/15/10     1,830    2,006,110
                                                                    -----------
                                                                     10,879,194
                                                                    -----------
TRANSPORTATION -- 1.0%
Burlington Northern Santa Fe Corp.
      6.750%                                    07/15/11       690      745,275
CSX Corp.
      6.750%                                    03/15/11     1,780    1,909,613
                                                                    -----------
                                                                      2,654,888
                                                                    -----------
TOTAL CORPORATE BONDS
   (Cost $107,816,569)
                                                                    106,569,924
                                                                    -----------
INTERNATIONAL BONDS -- 1.3%
Province of Ontario
      3.375%                                    01/15/08     2,445    2,378,503
Republic of Italy
      3.750%                                    12/14/07     1,065    1,046,699
                                                                    -----------
TOTAL INTERNATIONAL BONDS
   (Cost $3,507,629)                                                  3,425,202
                                                                    -----------

   COUPON                                                   PAR
    RATE                                        MATURITY   (000)       VALUE+
------------                                    --------  --------  -----------

U.S. TREASURY OBLIGATIONS -- 13.3%
U.S. TREASURY BONDS -- 3.5%
      11.250%                                   02/15/15  $  6,311  $ 9,503,975
                                                                    -----------
U.S. TREASURY NOTES -- 9.8%
      3.250%                                    08/15/07     4,615    4,532,978
      3.750%                                    05/15/08     2,995    2,953,351
      6.000%                                    08/15/09     6,210    6,546,700
      4.000%                                    04/15/10       680      670,332
      5.000%                                    02/15/11     5,185    5,341,971
      4.250%                                    08/15/14     6,115    6,050,034
                                                                    -----------
                                                                     26,095,366
                                                                    -----------
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $35,946,552)                                                   35,599,341
                                                                    -----------

                                                         SHARES
                                                        ---------
TEMPORARY INVESTMENTS -- 2.4%
Goldman Sachs Financial Square
   Money Market Portfolio                                 823,986       823,986
JPMorgan Prime Money Market Fund                        5,577,897     5,577,897
                                                                   ------------
TOTAL TEMPORARY INVESTMENTS
   (Cost $6,401,883)
                                                                      6,401,883
                                                                   ------------
TOTAL INVESTMENTS -- 100.3%
   (Cost $270,224,571)
                                                                    267,361,853
                                                                   ------------
OTHER ASSETS AND LIABILITIES -- (0.3%)
Interest receivable and other assets                                  2,689,723
Receivable for capital stock sold                                        90,083
Payable for securities purchased                                     (1,965,667)
Payable for capital stock redeemed                                     (814,396)
Dividends payable                                                      (677,239)
Investment advisory fee payable                                         (93,513)
Administration fees payable                                             (14,300)
Service plan fees payable                                                (3,425)
Accrued expenses                                                        (24,607)
                                                                   ------------
                                                                       (813,341)
                                                                   ------------
NET ASSETS -- 100.0%
Applicable to 25,627,877 Institutional Shares,
   554,640 N Shares, and 369,226
   A Shares of beneficial interest
   outstanding, $.001 par value
   (indefinite number of shares has
   been authorized for each class of
   shares of the Fund) (Note 8)                                    $266,548,512
                                                                   ============

                       See Notes to Financial Statements.

                   HARRIS INSIGHT SHORT/INTERMEDIATE BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005

-------------------------------------------------------------------------------
                                                                      VALUE+
                                                                   ------------
NET ASSET VALUE, OFFERING, AND REDEMPTION
   PRICE PER INSTITUTIONAL SHARE
   ($257,273,951/25,627,877)                                       $      10.04
                                                                   ============
NET ASSET VALUE, OFFERING, AND REDEMPTION
   PRICE PER N SHARE ($5,567,944/554,640)                          $      10.04
                                                                   ============
NET ASSET VALUE AND REDEMPTION
   PRICE PER A SHARE ($3,706,617/369,226)                          $      10.04
                                                                   ============
MAXIMUM PUBLIC OFFERING PRICE
   PER A SHARE ($10.04/0.965) (NOTE 5)                             $      10.40
                                                                   ============

----------
The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

      Basis                                                        $270,243,229
                                                                   ============
      Gross Appreciation                                           $  1,403,770
      Gross Depreciation                                             (4,285,146)
                                                                   ------------
      Net Depreciation                                             $ (2,881,376)
                                                                   ============

+       See Note 2a to the Financial Statements.

(f),(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise designated (g), the security is considered liquid. The total market value of the illiquid securities at December 31, 2005, is $450,839.

IO      -- Interest Only Security.

PO      -- Principal Only Security.

                       See Notes to Financial Statements.

                       HARRIS INSIGHT TAX-EXEMPT BOND FUND
                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 2005
--------------------------------------------------------------------------------
COUPON                                                  PAR
 RATE                                    MATURITY      (000)            VALUE+
--------                                 --------   -----------      -----------

MUNICIPAL BONDS -- 99.4%
ALABAMA -- 1.6%
Birmingham, Alabama, Baptist Medical
  Center Special Care Facilities Financing
  Authority Revenue Bonds (Baptist
  Health Systems, Inc.) Series A
    5.000%                               11/15/30   $     1,250      $ 1,218,662
University of Alabama Hospital Revenue
  Bonds Series A
    5.625%                               09/01/16           500          542,325
                                                                     -----------
                                                                       1,760,987
                                                                     -----------
ARIZONA -- 0.8%
Nogales, Arizona, Municipal Development
  Authority Revenue Bonds
    5.000%                               06/01/23           785          825,247
                                                                     -----------
CALIFORNIA -- 1.0%
California State Department of Water
  Resources Power Supply Revenue
  Bonds Series A
    5.375%                               05/01/22         1,000        1,109,890
                                                                     -----------
COLORADO -- 9.1%
Colorado State Certificates of Participation
  (UCDHSC Fitzsimons Academic Project)
  Series B
    5.000%                               11/01/30         1,000        1,041,700
Colorado Water Reserve Power
  Development Authority, Clean Water
  Revenue Bonds Series A
    6.250%                               09/01/16           910        1,019,919
Douglas County, Colorado, School
  District No. RE-1 General Obligation
  Bonds
    5.750%                               12/15/18         1,000        1,143,410
E-470 Public Highway Authority of
  Colorado Revenue Bonds Series B
    0.000%                               09/01/29         1,465          437,669
Pueblo, Colorado, Board of Waterworks
  Water Improvement Revenue Bonds
  Series A
    6.000%                               11/01/17         2,370        2,634,018
Pueblo County, Colorado, School District
  No. 070 Pueblo Rural General Obligation
  Bonds
    6.000%                               12/01/18         3,170        3,471,372
                                                                     -----------
                                                                       9,748,088
                                                                     -----------
FLORIDA -- 1.0%
Miami-Dade County, Florida, Expressway
  Authority Toll System Revenue Bonds
    6.000%                               07/01/14         1,000        1,110,690
                                                                     -----------
GEORGIA -- 5.4%
Atlanta, Georgia, Development Authority
  Student Housing Revenue Bonds
  (Piedmont/Ellis, L.L.C. Project) Series A
    5.000%                               09/01/25         2,300        2,405,639

COUPON                                                  PAR
 RATE                                    MATURITY      (000)            VALUE+
--------                                 --------   -----------      -----------

MUNICIPAL BONDS (CONTINUED)
GEORGIA (CONTINUED)
Chatham County, Georgia, Hospital
  Authority Revenue Bonds (Memorial
  Health Medical Center) Series A
    6.125%                               01/01/24   $     1,025      $ 1,115,323
Forsyth County, Georgia, School District
  General Obligation Bonds
    6.000%                               02/01/14         1,000        1,113,880
    6.000%                               02/01/15         1,000        1,113,880
                                                                     -----------
                                                                       5,748,722
                                                                     -----------
ILLINOIS -- 12.6%
Chicago, Illinois, General Obligation
  Bonds(Neighborhoods Alive 21)
    6.125%                               01/01/22         2,000        2,240,520
Chicago, Illinois, General Obligation
   Bonds Series A
    6.000%                               01/01/19         1,835        2,046,208
    6.000%                               01/01/20         1,000        1,115,100
Chicago, Illinois, O'Hare International
  Airport General Airport Third Lien
  Revenue Bonds Series A
    5.000%                               01/01/29         1,500        1,558,575
Illinois Finance Authority Revenue Bonds
(University of Chicago) Series A
    5.000%                               07/01/26         1,000        1,045,000
Illinois State General Obligation Bonds
    6.125%                               01/01/16         5,000        5,506,200
                                                                     -----------
                                                                      13,511,603
                                                                     -----------
MASSACHUSETTS -- 17.1%
Brockton, Massachusetts, General
  Obligation Bonds
    5.750%                               06/01/16           750          827,340
    6.000%                               06/01/19         1,000        1,113,260
Holden, Massachusetts, General
  Obligation Bonds (Municipal Purposes
  Loan)
    6.000%                               03/01/16         1,000        1,109,020
Massachusetts Development Finance
  Agency Higher Education Revenue
  Bonds (Smith College Issue)
    5.750%                               07/01/23         1,000        1,104,780
Massachusetts State General Obligation
  Bonds Series A
    5.000%                               03/01/23         3,000        3,178,350
Massachusetts State General Obligation
  Bonds Series B
    6.000%                               06/01/14         3,000        3,307,500
Massachusetts State Port Authority
  Revenue Bonds Series C
    6.125%                               07/01/17         1,000        1,108,010
Pittsfield, Massachusetts, General
  Obligation Bonds
    5.000%                               04/15/19         1,000        1,070,830

                       See Notes to Financial Statements.

                       HARRIS INSIGHT TAX-EXEMPT BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
COUPON                                                  PAR
 RATE                                    MATURITY      (000)            VALUE+
--------                                 --------   -----------      -----------

MUNICIPAL BONDS (CONTINUED)
MASSACHUSETTS (CONTINUED)
Springfield, Massachusetts, General
  Obligation Bonds (Municipal Purposes
  Loan)
    6.250%                               10/01/19   $     5,000      $ 5,549,450
                                                                     -----------
                                                                      18,368,540
                                                                     -----------
MICHIGAN -- 3.7%
Armada, Michigan, Area Schools, School
  Building & Site General Obligation
  Bonds
    5.000%                               05/01/26           900          942,984
Michigan State Hospital Finance
  Authority Revenue Bonds
(Chelsea Community Hospital)
    5.375%                               05/15/19         3,000        3,042,210
                                                                     -----------
                                                                       3,985,194
                                                                     -----------
MINNESOTA -- 3.7%
St. Cloud, Minnesota, Health Care
  Revenue Bonds (St. Cloud Hospital
  Obligation Group A)
    6.250%                               05/01/19         3,530        3,928,396
                                                                     -----------
MISSOURI -- 3.1%
Missouri State Health & Educational
  Facilities Revenue Bonds
  (St. Anthony's Medical Center)
    6.125%                               12/01/19         2,000        2,249,640
    6.250%                               12/01/30         1,000        1,130,400
                                                                     -----------
                                                                       3,380,040
                                                                     -----------
NEBRASKA -- 1.0%
University of Nebraska Student Fees &
  Facilities Revenue Bonds
    5.000%                               07/01/35         1,000        1,035,800
                                                                     -----------
NEW HAMPSHIRE -- 0.8%
New Hampshire Health & Educational
  Facilities Revenue Bonds (Exeter
  Project)
    6.000%                               10/01/24           750          827,295
                                                                     -----------
NEW JERSEY -- 6.0%
New Jersey Economic Development
  Authority Revenue Bonds (School
  Facilities Construction) Series P
    5.250%                               09/01/19         1,855        2,009,726
New Jersey Transportation Trust Fund
  Authority Revenue Bonds Series C
    5.500%                               06/15/24         4,000        4,470,200
                                                                     -----------
                                                                       6,479,926
                                                                     -----------
NORTH CAROLINA -- 1.9%
Broad River, North Carolina, Water
  Authority System Revenue Bonds
    5.750%                               06/01/17           635          700,481
    5.375%                               06/01/20         1,000        1,087,900

COUPON                                                  PAR
 RATE                                    MATURITY      (000)            VALUE+
--------                                 --------   -----------      -----------

MUNICIPAL BONDS (CONTINUED)
NORTH CAROLINA (CONTINUED)
Harnett County, North Carolina,
  Certificates of Participation
    5.125%                               12/01/23   $       265      $   284,343
                                                                     -----------
                                                                       2,072,724
                                                                     -----------
OHIO -- 12.9%
Akron, Ohio, General Obligation Bonds
    6.500%                               11/01/15           865        1,053,319
Avon Lake, Ohio, City School District
  General Obligation Bonds
    5.750%                               12/01/14         1,000        1,103,540
Cleveland, Ohio, Municipal School District
  General Obligation Bonds
    5.250%                               12/01/18         2,330        2,539,560
Marysville, Ohio, General Obligation Bonds
    6.000%                               12/01/29         1,000        1,121,630
Plain, Ohio, Local School District General
  Obligation Bonds
    6.000%                               12/01/25#        1,220        1,367,705
    6.000%                               12/01/25           180          200,108
Rickenbacker, Ohio, Port Authority
  Revenue Bonds Series A
    5.375%                               01/01/32         1,490        1,637,629
Steubenville, Ohio, Hospital Revenue
  Bonds
    6.375%                               10/01/20         1,000        1,105,620
University of Akron, Ohio, General Receipts
  Revenue Bonds
    6.000%                               01/01/15         2,235        2,470,457
    6.000%                               01/01/16         1,110        1,226,939
                                                                     -----------
                                                                      13,826,507
                                                                     -----------
PENNSYLVANIA -- 1.0%
Chester County, Pennsylvania, Health &
  Educational Authority Hospital Revenue
  Bonds
    6.750%                               07/01/31         1,000        1,095,760
                                                                     -----------
RHODE ISLAND -- 1.0%
Cranston, Rhode Island, General Obligation
  Bonds
    6.375%                               11/15/17         1,000        1,116,300
                                                                     -----------
SOUTH CAROLINA -- 2.9%
Lexington County, South Carolina, One
  School Facilities Corp. Installment
  Purchase Revenue Bonds
    5.250%                               12/01/28         1,300        1,359,189
Medical University Hospital Authority,
  Hospital Facilities Revenue
  Bonds Series A
    5.000%                               08/15/31           700          724,220
Spartanburg County, South Carolina,
  SCAGO Educational Facilities Corp.
  School District No. 5 Revenue Bonds
    5.000%                               04/01/18         1,000        1,067,460
                                                                     -----------
                                                                       3,150,869
                                                                     -----------

                       See Notes to Financial Statements.
66

                       HARRIS INSIGHT TAX-EXEMPT BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                               DECEMBER 31, 2005
--------------------------------------------------------------------------------
COUPON                                                  PAR
 RATE                                    MATURITY      (000)           VALUE+
--------                                 --------   -----------     -----------

MUNICIPAL BONDS (CONTINUED)
TENNESSEE--1.0%
White House Utility District, Tennessee,
  Robertson & Sumner Counties Water
  Revenue Bonds
    6.000%                               01/01/26   $     1,000   $   1,096,610
                                                                  -------------
TEXAS -- 8.3%
Birdville, Texas, Independent School
  District General Obligation Bonds
    6.000%                               02/15/21         2,135       2,334,217
Leander, Texas, Independent School
  District General Obligation Bonds
    0.000%                               08/15/24         5,000       1,657,850
Lewisville, Texas, Independent School
  District Refunding General Obligation
  Bonds
    6.000%                               08/15/17         3,130       3,398,679
Northside, Texas, Independent School
  District General Obligation Bonds
    6.000%                               08/15/14           955       1,057,099
Texas Municipal Power Agency Revenue
  Bonds
    4.750%                               09/01/14           500         510,190
                                                                  -------------
                                                                      8,958,035
                                                                  -------------
VIRGINIA -- 3.5%
Henrico County, Virginia, Economic
  Development Authority Public Facilities
  Lease Revenue Bonds (Regional Jail
  Project)
    6.125%                               11/01/17         2,405       2,673,759
Virginia State Reservoir Authority Clean
  Water Revenue Bonds (State Revolving
  Fund)
    6.000%                               10/01/17         1,000       1,108,700
                                                                  -------------
                                                                      3,782,459
                                                                  -------------
TOTAL MUNICIPAL BONDS
  (Cost $98,640,395)                                                106,919,682
                                                                  -------------

                                                        SHARES
                                                       --------

TEMPORARY INVESTMENTS -- 0.9%
AIM Tax-Free Investment Co.
  Cash Reserve Portfolio                                678,800         678,800
Goldman Sachs Financial Square
  Tax-Exempt Money Market Portfolio                     239,977         239,977
                                                                  -------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $918,777)                                                       918,777
                                                                  -------------
TOTAL INVESTMENTS -- 100.3%
  (Cost $99,559,172)                                                107,838,459
                                                                  -------------

                                                                      VALUE+
                                                                  -------------

OTHER ASSETS AND LIABILITIES -- (0.3%)
Interest receivable and other assets                              $   1,423,560
Receivable for capital stock sold                                         2,550
Payable for securities purchased                                     (1,022,040)
Payable for capital stock redeemed                                     (382,244)
Dividends payable                                                      (301,216)
Investment advisory fee payable                                         (18,333)
Administration fees payable                                              (5,761)
Service plan fees payable                                               (10,932)
Accrued expenses                                                        (16,121)
                                                                  -------------
                                                                       (330,537)
                                                                  -------------
NET ASSETS -- 100.0%
Applicable to 7,010,690 Institutional Shares,
  2,609,791 N Shares, and 390,862
  A Shares of beneficial interest outstanding,
  $.001 par value (indefinite number of shares
  has been authorized for each class of
  shares of the Fund) (Note 8)                                    $ 107,507,922
                                                                  =============

NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE
  PER INSTITUTIONAL SHARE ($75,285,199/7,010,690)                 $       10.74
                                                                  =============

NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE
  PER N SHARE ($28,025,428/2,609,791)                             $       10.74
                                                                  =============
NET ASSET VALUE AND REDEMPTION PRICE PER A SHARE
  ($4,197,295/390,862)                                            $       10.74
                                                                  =============
MAXIMUM PUBLIC OFFERING PRICE PER A SHARE
  ($10.74/0.955) (NOTE 5)                                         $       11.25
                                                                  =============

----------
The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

      Basis                                                       $  99,559,172
                                                                  =============
      Gross Appreciation                                          $   8,307,882
      Gross Depreciation                                                (28,595)
                                                                  -------------
      Net Appreciation                                            $   8,279,287
                                                                  =============

+     See Note 2a to the Financial Statements.

# These securities are subject to a demand feature which reduces the remaining maturity.

                       See Notes to Financial Statements.

                  HARRIS INSIGHT ULTRA SHORT DURATION BOND FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
COUPON                                                  PAR
 RATE                                    MATURITY      (000)            VALUE+
--------                                 --------   -----------      -----------

AGENCY OBLIGATIONS -- 2.0%
Federal Home Loan Bank
  (Cost $399,440)
    3.500%                               09/15/06   $       400      $   396,766
                                                                     -----------
ASSET-BACKED SECURITIES -- 31.6%
Ameriquest Mortgage Securities, Inc.
  Series 2005-R9, Class A2A
    4.469%                               11/25/35           289          289,548
Capital One Master Trust Series 2002-4A,
  Class A
    4.900%                               03/15/10           480          480,900
Capital One Multi-Asset Execution Trust
  Series 2003-C2, Class C2
    4.320%                               04/15/09           750          748,669
CIT Equipment Collateral Series 2005-VT1,
  Class B
    4.090%                               11/20/12           312          308,715
GMAC Mortgage Corp. Loan Trust
  Series 2005-HE2, Class A1
    4.459%                               11/25/35           208          207,955
Honda Auto Receivables Owner Trust
  Series 2004-3, Class A2
    2.480%                               05/18/07           291          290,316
Nissan Auto Receivables Owner Trust
  Series 2005-A, Class A2
    3.220%                               01/16/07           407          405,333
Option One Mortgage Loan Trust
  Series 2005-2, Class A2
    4.459%                               05/25/35           212          212,172
Origen Manufactured Housing Contract
  Trust Series 2004-B, Class A1
    2.870%                               06/15/13           373          370,432
PG&E Energy Recovery Funding, L.L.C.
  Series 2005-1, Class A2
    3.870%                               06/25/11           300          294,698
Renaissance Home Equity Loan Trust
  Series 2004-2, Class AF2
    3.902%                               07/25/34           426          423,317
Structured Asset Securities Corp.
  Series 2005-4XS, Class 3A2
    4.270%                               03/25/35           750          737,509
WFS Financial Owner Trust Series 2002-2,
  Class A4
    4.500%                               02/20/10           660          659,997
World Omni Auto Receivables Trust
  Series 2003-B, Class A4
    2.870%                               11/15/10           930          908,812
                                                                     -----------
TOTAL ASSET-BACKED SECURITIES
  (Cost $6,390,391)                                                    6,338,373
                                                                     -----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 13.1%
Federal Home Loan Mortgage Corp.
  Series 2742, Class LC
    4.000%                               09/15/12           746          739,539
Federal Home Loan Mortgage Corp.
  Series 2866, Class WA
    5.000%                               08/15/16           933          932,724

COUPON                                                  PAR
 RATE                                    MATURITY      (000)            VALUE+
--------                                 --------   -----------      -----------

COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
Federal National Mortgage Association
  Series 2003-67, Class GA
    3.000%                               12/25/16   $       371      $   369,693
Government National Mortgage
  Association Series 2004-84, Class A
    3.624%                               05/16/17           608          588,768
                                                                     -----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost $2,662,433)                                                    2,630,724
                                                                     -----------
CORPORATE BONDS -- 36.1%
FINANCE - BANK -- 8.9%
JPMorgan Chase & Co.
    6.250%                               01/15/06           820          820,369
NationsBank Corp.
    6.500%                               03/15/06           950          953,485
                                                                     -----------
                                                                       1,773,854
                                                                     -----------
FINANCE - NON-BANK -- 20.1%
American General Finance Corp.
    5.875%                               07/14/06           905          910,480
Caterpillar Financial Services Corp.
    4.470%                               02/26/07           800          801,522
General Electric Capital Corp.
    2.850%                               01/30/06           175          174,812
    5.375%                               03/15/07           525          528,449
Hartford Financial Services
Group, Inc.
    2.375%                               06/01/06           865          856,699
Household Finance Corp.
    6.500%                               01/24/06           500          500,504
National Rural Utilities
Cooperative Finance Corp.
    6.000%                               05/15/06           250          251,178
                                                                     -----------
                                                                       4,023,644
                                                                     -----------
INDUSTRIAL -- 7.1%
Cendant Corp.
    6.875%                               08/15/06           370          373,853
United Technologies Corp.
    4.875%                               11/01/06           550          551,449
Walt Disney Co.
    6.750%                               03/30/06           500          502,414
                                                                     -----------
                                                                       1,427,716
                                                                     -----------
TOTAL CORPORATE BONDS
  (Cost $7,243,172)                                                    7,225,214
                                                                     -----------
U.S. TREASURY OBLIGATIONS -- 3.4%
U.S. Treasury Notes
    2.375%                               08/31/06           200          197,406
    3.125%                               05/15/07           500          491,504
                                                                     -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $698,136)                                                        688,910
                                                                     -----------
VARIABLE RATE OBLIGATIONS++ -- 11.9%
DaimlerChrysler N.A. Holding Group
    4.698%                               11/17/06           750          750,155

                       See Notes to Financial Statements.

                  HARRIS INSIGHT ULTRA SHORT DURATION BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                               DECEMBER 31, 2005
--------------------------------------------------------------------------------
COUPON                                                  PAR
 RATE                                    MATURITY      (000)           VALUE+
--------                                 --------   -----------     -----------

VARIABLE RATE OBLIGATIONS++ (CONTINUED)
Dominion Resources, Inc.
    4.640%                               05/15/06   $       700     $   700,694
John Deere Capital Corp.
    4.700%                               08/24/06           625         625,477
U.S. Bank N.A.
    4.230%                               07/28/06           300         300,099
                                                                    -----------
TOTAL VARIABLE RATE OBLIGATIONS
  (Cost $2,375,026)                                                   2,376,425
                                                                    -----------
COMMERCIAL PAPER -- 1.6%
Paradigm Funding, L.L.C.
  (Cost $318,926)
    4.180%                               01/03/06           319         318,926
                                                                    -----------

                                                       SHARES
                                                      --------
TEMPORARY INVESTMENTS -- 0.0%
AIM Short-Term Investment Co.
  Liquid Assets Prime Portfolio
  (Cost $25)                                                 25              25
                                                                    -----------
TOTAL INVESTMENTS -- 99.7%
 (Cost $20,087,549)                                                  19,975,363
                                                                    -----------
OTHER ASSETS AND LIABILITIES -- 0.3%
Interest receivable and other assets                                    157,279
Payable for capital stock redeemed                                      (59,819)
Dividends payable                                                       (21,072)
Investment advisory fee payable                                          (1,407)
Administration fees payable                                                (986)
Accrued expenses                                                         (6,742)
                                                                    -----------
                                                                         67,253
                                                                    -----------
NET ASSETS -- 100.0%
Applicable to 2,019,781 Institutional
  Shares of beneficial interest
  outstanding, $.001
  par value (indefinite number of shares
  has been authorized for each class of
  shares of the Fund) (Note 8)                                      $20,042,616
                                                                    ===========

NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE
  PER INSTITUTIONAL SHARE ($20,042,616/2,019,781)                   $      9.92
                                                                    ===========

----------
The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

      Basis                                                         $20,088,593
                                                                    ===========
      Gross Appreciation                                            $     7,351
      Gross Depreciation                                               (120,581)
                                                                    -----------
      Net Depreciation                                              $  (113,230)
                                                                    ===========

+     See Note 2a to the Financial Statements.

++    Rate in effect on 12/31/05.

                       See Notes to Financial Statements.

                          HARRIS INSIGHT BALANCED FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                                           SHARES      VALUE+
                                                          --------  -----------

COMMON STOCK -- 60.1%
AEROSPACE & DEFENSE -- 1.0%
Lockheed Martin Corp.                                        5,200  $   330,876
Precision Castparts Corp.                                    4,000      207,240
Rockwell Collins, Inc.                                       5,350      248,614
                                                                    -----------
                                                                        786,730
                                                                    -----------
AIRLINES -- 0.1%
ExpressJet Holdings, Inc.*                                  14,500      117,305
                                                                    -----------
AUTOMOBILES -- 0.6%
AutoNation, Inc.*                                           17,700      384,621
Ford Motor Co.                                              18,600      143,592
                                                                    -----------
                                                                        528,213
                                                                    -----------
BANKS -- 4.3%
Bank of America Corp.                                       12,900      595,335
CVB Financial Corp.                                          7,092      144,039
KeyCorp                                                      9,700      319,421
Nara Bancorp, Inc.                                          11,502      204,506
Pacific Capital Bancorp                                      4,556      162,102
Republic Bancorp, Inc.                                       7,865       93,593
U.S. Bancorp                                                31,310      935,856
United Bankshares, Inc.                                      9,447      332,912
Wachovia Corp.                                              11,900      629,034
Webster Financial Corp.                                      3,160      148,204
                                                                    -----------
                                                                      3,565,002
                                                                    -----------
BEVERAGES -- 0.3%
PepsiCo, Inc.                                                4,150      245,182
                                                                    -----------
BIOTECHNOLOGY -- 0.7%
Amgen, Inc.*                                                   750       59,145
Celgene Corp.*                                               2,300      149,040
Kendle International, Inc.*                                  5,300      136,422
Meridian Bioscience, Inc.                                    9,900      199,386
                                                                    -----------
                                                                        543,993
                                                                    -----------
BUILDING PRODUCTS -- 0.4%
USG Corp.*                                                   4,808      312,520
                                                                    -----------
CASINOS -- 0.3%
GTECH Holdings Corp.                                         2,000       63,480
Shuffle Master, Inc.*                                        8,665      217,838
                                                                    -----------
                                                                        281,318
                                                                    -----------
CHEMICALS -- 0.2%
Terra Industries, Inc.*                                     35,200      197,120
                                                                    -----------
COMMERCIAL SERVICES & SUPPLIES -- 2.5%
Dun & Bradstreet Corp.*                                     10,175      681,318
Equifax, Inc.                                                2,400       91,248
Global Payments, Inc.                                        2,300      107,203
Republic Services, Inc.                                     18,600      698,430
ServiceMaster Co.                                           37,500      448,125
                                                                    -----------
                                                                      2,026,324
                                                                    -----------
COMMUNICATIONS EQUIPMENT -- 1.4%
Cisco Systems, Inc.*                                        12,600      215,712
Harris Corp.                                                 5,400      232,254
Juniper Networks, Inc.*                                      5,300      118,190

                                                           SHARES      VALUE+
                                                          --------  -----------

COMMON STOCK (CONTINUED)
COMMUNICATIONS EQUIPMENT (CONTINUED)
Motorola, Inc.                                              18,800  $   424,692
Qualcomm, Inc.                                               3,250      140,010
                                                                    -----------
                                                                      1,130,858
                                                                    -----------
COMPUTERS & PERIPHERALS -- 3.5%
Dell, Inc.*                                                  6,040      181,140
EMC Corp.*                                                  55,400      754,548
Hewlett-Packard Co.                                         36,700    1,050,721
Komag, Inc.*                                                 4,500      155,970
Network Appliance, Inc.*                                     5,450      147,150
Western Digital Corp.*                                      31,900      593,659
                                                                    -----------
                                                                      2,883,188
                                                                    -----------
CONSTRUCTION & ENGINEERING -- 0.2%
William Lyon Homes, Inc.*                                    1,600      161,440
                                                                    -----------
DISTRIBUTORS -- 0.3%
Brightpoint, Inc.*                                           8,880      246,242
                                                                    -----------
DIVERSIFIED FINANCIALS -- 3.1%
Ameritrade Holding Corp.*                                   11,000      264,000
Arch Capital Group, Ltd.*                                    5,450      298,387
Capital One Financial Corp.                                  3,230      279,072
CompuCredit Corp.*                                           7,740      297,835
Corrections Corp. of America*                                5,850      263,075
Euronet Worldwide, Inc.*                                     5,600      155,680
Federated Investors, Inc. Class B                            2,000       74,080
Legg Mason, Inc.                                               800       95,752
Moody's Corp.                                                8,200      503,644
Nuveen Investments Class A                                   7,400      315,388
                                                                    -----------
                                                                      2,546,913
                                                                    -----------
DIVERSIFIED TELECOMMUNICATIONS SERVICES -- 0.7%
Sprint Nextel Corp.                                         23,622      551,810
                                                                    -----------
ELECTRIC UTILITIES -- 3.3%
AES Corp.*                                                   8,700      137,721
Cleco Corp.                                                 11,645      242,798
Exelon Corp.                                                 4,000      212,560
FPL Group, Inc.                                              6,400      265,984
PG&E Corp.                                                  18,800      697,856
Southern Co.                                                16,200      559,386
TXU Corp.                                                    5,500      276,045
Xcel Energy, Inc.                                           17,500      323,050
                                                                    -----------
                                                                      2,715,400
                                                                    -----------
ELECTRICAL EQUIPMENT -- 0.1%
Regal-Beloit Corp.                                           2,779       98,377
                                                                    -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.0%
Jabil Circuit, Inc.*                                        22,400      830,816
                                                                    -----------
ENERGY EQUIPMENT & SERVICES -- 0.2%
BJ Services Co.                                              4,100      150,347
                                                                    -----------
FOOD & DRUG RETAILING -- 0.3%
Costco Wholesale Corp.                                       1,850       91,519
CVS Corp.                                                    2,850       75,297

                       See Notes to Financial Statements.

                          HARRIS INSIGHT BALANCED FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                                          SHARES       VALUE+
                                                         --------   -----------

COMMON STOCK (CONTINUED)
FOOD & DRUG RETAILING (CONTINUED)
Walgreen Co.                                                1,900   $    84,094
                                                                    -----------
                                                                        250,910
                                                                    -----------
FOOD PRODUCTS -- 1.5%
Campbell Soup Co.                                          24,700       735,319
Chiquita Brands International, Inc.                        12,750       255,127
Pilgrim's Pride Corp.                                       6,600       218,856
                                                                    -----------
                                                                      1,209,302
                                                                    -----------
GAS UTILITIES -- 0.9%
AGL Resources, Inc.                                         5,215       181,534
Northwest Natural Gas Co.                                   3,800       129,884
ONEOK, Inc.                                                15,800       420,754
                                                                    -----------
                                                                        732,172
                                                                    -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.5%
Baxter International, Inc.                                  5,700       214,605
Biomet, Inc.                                                5,150       188,336
CNS, Inc.                                                   5,800       127,078
IRIS International, Inc.*                                  10,400       227,344
Medtronic, Inc.                                             2,000       115,140
St. Jude Medical, Inc.*                                     3,550       178,210
Stryker Corp.                                               3,470       154,172
                                                                    -----------
                                                                      1,204,885
                                                                    -----------
HEALTH CARE PROVIDERS & SERVICES -- 3.7%
Caremark Rx, Inc.*                                          6,200       321,098
Chemed Corp.                                                4,750       235,980
CIGNA Corp.                                                 4,400       491,480
Express Scripts, Inc.*                                        875        73,325
Gilead Sciences, Inc.*                                      3,950       207,889
Health Net, Inc.*                                           2,900       149,495
HealthExtras, Inc.*                                         9,000       225,900
Humana, Inc.*                                               5,000       271,650
IMS Health, Inc.                                            7,600       189,392
Invitrogen Corp.*                                           2,800       186,592
McKesson Corp.                                              2,900       149,611
UnitedHealth Group, Inc.                                    5,794       360,039
WellPoint, Inc.*                                            1,900       151,601
                                                                    -----------
                                                                      3,014,052
                                                                    -----------
HOTELS, RESTAURANTS & LEISURE -- 1.9%
Bluegreen Corp.*                                            5,790        91,482
Brinker International, Inc.                                 7,400       286,084
Darden Restaurants, Inc.                                   13,100       509,328
Yum! Brands, Inc.                                          14,500       679,760
                                                                    -----------
                                                                      1,566,654
                                                                    -----------
HOUSEHOLD PRODUCTS -- 1.0%
Colgate-Palmolive Co.                                       6,500       356,525
Procter & Gamble Co.                                        8,080       467,670
                                                                    -----------
                                                                        824,195
                                                                    -----------
INDUSTRIAL CONGLOMERATES -- 2.4%
General Electric Co.                                       43,090     1,510,304
Tyco International, Ltd.                                   17,600       507,936
                                                                    -----------
                                                                      2,018,240
                                                                    -----------

                                                          SHARES       VALUE+
                                                         --------   -----------

COMMON STOCK (CONTINUED)
INSURANCE -- 3.5%
AFLAC, Inc.                                                 6,200   $   287,804
AmerUs Group Co.                                            4,610       261,249
Assurant, Inc.                                             11,600       504,484
Genworth Financial, Inc. Class A                            9,300       321,594
LandAmerica Financial Group, Inc.                           2,480       154,752
MetLife, Inc.                                              13,400       656,600
W. R. Berkley Corp.                                        14,500       690,490
                                                                    -----------
                                                                      2,876,973
                                                                    -----------
INTERNET & CATALOG RETAIL -- 0.2%
Williams-Sonoma, Inc.*                                      3,300       142,395
                                                                    -----------
INTERNET SOFTWARE & SERVICES -- 1.1%
Activision, Inc.*                                          34,333       471,735
Digital Insight Corp.*                                      3,300       105,666
Websense, Inc.*                                             4,175       274,047
Yahoo!, Inc.*                                               1,700        66,606
                                                                    -----------
                                                                        918,054
                                                                    -----------
IT CONSULTING & SERVICES -- 1.7%
Accenture, Ltd. Class A                                     8,300       239,621
Agilysys, Inc.                                             13,597       247,737
Computer Sciences Corp.*                                   13,300       673,512
Sykes Enterprises, Inc.*                                   20,550       274,754
                                                                    -----------
                                                                      1,435,624
                                                                    -----------
MACHINERY -- 0.3%
Flowserve Corp.*                                            4,005       158,438
ITT Industries, Inc.                                        1,050       107,961
                                                                    -----------
                                                                        266,399
                                                                    -----------
MARINE -- 0.3%
General Maritime Corp.                                      7,195       266,503
                                                                    -----------
MEDIA -- 0.1%
Time Warner, Inc.                                           3,550        61,912
                                                                    -----------
METALS & MINING -- 1.5%
Commercial Metals Co.                                       8,138       305,501
Freeport-McMoRan Copper & Gold, Inc.
   Class B                                                  6,250       336,250
Nucor Corp.                                                 2,500       166,800
Peabody Energy Corp.                                        2,800       230,776
United States Steel Corp.                                   3,400       163,438
                                                                    -----------
                                                                      1,202,765
                                                                    -----------
MULTILINE RETAIL -- 0.2%
Amazon.com, Inc.*                                           2,700       127,305
                                                                    -----------
OIL & GAS -- 4.2%
Burlington Resources, Inc.                                  7,200       620,640
ConocoPhillips                                              9,800       570,164
Exxon Mobil Corp.                                          15,890       892,541
Marathon Oil Corp.                                          7,900       481,663
Newfield Exploration Co.*                                   1,800        90,126
Sunoco, Inc.                                                2,100       164,598
Tesoro Corp.                                                5,170       318,214
Valero Energy Corp.                                         6,400       330,240
                                                                    -----------
                                                                      3,468,186
                                                                    -----------

                       See Notes to Financial Statements.

                          HARRIS INSIGHT BALANCED FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                                          SHARES       VALUE+
                                                         --------   -----------

COMMON STOCK (CONTINUED)
PHARMACEUTICALS -- 2.5%
Bristol-Myers Squibb Co.                                    7,350   $   168,903
Johnson & Johnson                                          14,740       885,874
King Pharmaceuticals, Inc.*                                 9,100       153,972
Medco Health Solutions, Inc.*                               2,900       161,820
Merck & Co., Inc.                                           2,000        63,620
Pfizer, Inc.                                               27,400       638,968
                                                                    -----------
                                                                      2,073,157
                                                                    -----------
REAL ESTATE -- 1.1%
American Home Mortgage Investment Corp.                     7,940       258,606
Ashford Hospitality Trust                                  18,100       189,869
CB Richard Ellis Group, Inc. Class A*                       4,100       241,285
Entertainment Properties Trust                              3,650       148,738
New Century Financial Corp.                                 2,849       102,763
                                                                    -----------
                                                                        941,261
                                                                    -----------
ROAD & RAIL -- 1.0%
Burlington Northern Santa Fe Corp.                          4,000       283,280
Dollar Thrifty Automotive Group, Inc.*                      5,380       194,057
Landstar System, Inc.                                       4,358       181,903
Yellow Roadway Corp.                                        4,500       200,745
                                                                    -----------
                                                                        859,985
                                                                    -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 1.1%
Intel Corp.                                                23,820       594,547
Photronics, Inc.*                                           8,200       123,492
Texas Instruments, Inc.                                     6,900       221,283
                                                                    -----------
                                                                        939,322
                                                                    -----------
SOFTWARE -- 1.7%
Adobe Systems, Inc.                                         7,200       266,112
Autodesk, Inc.                                              1,700        73,015
BEA Systems, Inc.*                                         15,100       141,940
Microsoft Corp.                                             8,640       225,936
Oracle Corp.*                                              46,910       572,771
RSA Security, Inc.*                                         7,200        80,856
                                                                    -----------
                                                                      1,360,630
                                                                    -----------
SPECIALTY RETAIL -- 1.7%
American Eagle Outfitters, Inc.                             7,900       181,542
Children's Place Retail Stores, Inc.*                       7,769       383,944
Home Depot, Inc.                                            4,700       190,256
Sonic Automotive, Inc.                                      9,400       209,432
Staples, Inc.                                              17,825       404,806
                                                                    -----------
                                                                      1,369,980
                                                                    -----------
TEXTILES & APPAREL -- 0.5%
Coach, Inc.*                                                3,340       111,356
V. F. Corp.                                                 2,500       138,350
Wolverine World Wide, Inc.                                  8,700       195,402
                                                                    -----------
                                                                        445,108
                                                                    -----------
TOTAL COMMON STOCK
   (Cost $41,590,201)                                                49,495,067
                                                                    -----------

COUPON                                                      PAR
 RATE                                          MATURITY    (000)      VALUE+
------                                         --------   ------   ------------

AGENCY OBLIGATIONS -- 2.3%
Federal Home Loan Mortgage Corp.
      4.200%                                   12/28/07   $1,000   $    987,728
Federal National Mortgage Association
      5.250%                                   08/01/12      520        525,711
Rowan Cos., Inc.
      4.330%                                   05/01/19      386       372,481
                                                                   ------------
TOTAL AGENCY OBLIGATIONS
   (Cost $1,932,734)                                                  1,885,920
                                                                   ------------
ASSET-BACKED SECURITIES -- 2.8%
California Infrastructure Pacific Gas &
   Electric Series 1997-1, Class A8
      6.480%                                   12/26/09      215        220,445
Citibank Credit Card Issuance Trust
   Series 2003-A6, Class A6
      2.900%                                   05/17/10      600        574,790
Citibank Credit Card Issuance Trust
   Series 2005-B1, Class B1
      4.400%                                   09/15/10      220        216,882
Franklin Auto Trust Series 2005-1, Class A 4
      5.010%                                   05/20/13      295        295,530
Providian Gateway Master Trust
   Series 2004-DA 144A, Class A(f)
      3.350%                                   09/15/11      240        234,000
Residential Funding Mortgage Securities
   Series 2001-HS2, Class A5
      6.920%                                   04/25/31      199        198,670
Structured Asset Securities Corp.
   Series 2004-5H, Class A2
      4.430%                                   12/25/33      340        338,278
Volkswagen Auto Loan Enhanced Trust
   Series 2003-2, Class A4
      2.940%                                   03/22/10      220        214,985
                                                                   ------------
TOTAL ASSET-BACKED SECURITIES
   (Cost $2,345,036)                                                  2,293,580
                                                                   ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 11. 4%
Adjustable Rate Mortgage Trust
   Series 2005-11, Class 2A42
      5.366%                                   02/25/36      500        498,930
Bear Stearns Commercial Mortgage
   Securities, Inc. Series 2005-T18,
   Class A4
      4.933%                                   02/13/42      275        270,407
Countrywide Home Loans
   Series 2003-J6, Class 1A1
      5.500%                                   08/25/33      270        266,056
DLJ Commercial Mortgage Corp.
   Series 1998-CF2, Class A1A
      5.880%                                   11/12/31        2          2,015
Federal Home Loan Mortgage Corp.
   Series 1385, Class J
      7.000%                                   10/15/07      206        206,596
Federal Home Loan Mortgage Corp.
   Series 2513, Class JE
      5.000%                                   10/15/17      450        444,185
Federal Home Loan Mortgage Corp.
   Series 2770, Class LA
      4.500%                                   04/15/33      285        276,581

                       See Notes to Financial Statements.

                          HARRIS INSIGHT BALANCED FUND
                      STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
COUPON                                                     PAR
 RATE                                        MATURITY     (000)        VALUE+
-------                                    ------------  --------  ------------

COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
Federal Home Loan Mortgage Corp.
  Series 2835, Class HB
    5.500%                                     08/15/24  $    305  $    312,207
Federal Home Loan Mortgage Corp.
  Series 2886, Class BE
    4.500%                                     11/15/19       260       246,661
Federal Home Loan Mortgage Corp.
  Series 2886, Class CK
    5.000%                                     11/15/19       280       276,459
Federal National Mortgage Association
  Series 1993-197, Class SB
    9.738%                                     10/25/08        40        41,225
Federal National Mortgage Association
  Series 1997-20, Class IO
    1.840%                                     03/25/27       478        31,809
Federal National Mortgage Association
  Series 1997-84, Class PL IO
    6.500%                                     02/25/09        54         2,721
Federal National Mortgage Association
  Series 2000-M1, Class B
    7.446%                                     11/17/18        19        19,144
Federal National Mortgage Association
  Series 2000-T8, Class A
    7.408%                                     12/25/30        37        39,014
Federal National Mortgage Association
  Series 2001-68, Class PV
    6.000%                                     11/25/18       485       493,682
Federal National Mortgage Association
  Series 2001-69, Class PE
    6.000%                                     11/25/15       259       259,941
Federal National Mortgage Association
  Series 2002-73, Class OE
    5.000%                                     11/25/17       400       394,645
Federal National Mortgage Association
  Series 2003-35, Class BC
    5.000%                                     05/25/18       640       632,902
Federal National Mortgage Association
  Series 2003-67, Class GA
    3.000%                                     12/25/16       223       222,453
GMAC Mortgage Corp. Loan Trust
  Series 2005-AR3, Class 3A3
    4.893%                                     06/19/35       251       250,434
Government National Mortgage
  Association Series 2004-84, Class XC IO
    0.496%                                     09/16/44     4,060       270,194
Government National Mortgage
  Association Series 2004-108, Class C
    5.039%                                     12/16/32       195       192,639
LB-UBS Commercial Mortgage Trust
  Series 2005-C2, Class A2
    4.821%                                     04/15/30       270       267,627
LB-UBS Commercial Mortgage Trust
  Series 2005-C5, Class A3
    4.964%                                     09/15/30       440       436,024
Master Alternative Loans Trust
  Series 2004-13, Class 8A1
    5.500%                                     01/25/25       169       167,348
Master Alternative Loans Trust
  Series 2004-13, Class 12A1
    5.500%                                     12/25/19       301       300,845

COUPON                                                     PAR
 RATE                                        MATURITY     (000)       VALUE+
-------                                    ------------  --------  ------------

COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
Master Asset Securitization Trust
  Series 2003-7, Class 4A33
    5.250%                                     09/25/33  $    200  $    194,065
Morgan Stanley Capital I Series 2005-T17,
  Class A5
    4.780%                                     12/13/41       195       189,829
Structured Asset Securities Corp.
  Series 1998-RF3, Class AIO IO
    6.100%                                     06/15/28       109        10,167
Structured Asset Securities Corp.
  Series 2003-34A, Class 6A
    5.139%                                     11/25/33       244       242,089
Structured Asset Securities Corp.
  Series 2005-2XS, Class 2A2
    5.150%                                     02/25/35       205       203,359
Structured Asset Securities Corp.
  Series 2005-15, Class 4A1
    6.000%                                     08/25/35       292       292,834
Washington Mutual Mortgage Securities
  Corp. Series 2002-S8, Class 2A7
    5.250%                                     01/25/18       344       341,459
Wells Fargo Mortgage-Backed Securities
  Trust Series 2004-7, Class 2A2
    5.000%                                     07/25/19       272       268,172
Wells Fargo Mortgage-Backed Securities
  Trust Series 2005-AR4, Class B1
    4.571%                                     04/25/35       208       200,709
WMALT Mortgage Pass-Through
  Certificates Series 2005-4, Class CB7
    5.500%                                     06/25/35       310       302,898
WMALT Mortgage Pass-Through
  Certificates Series 2005-6, Class 2A7
    5.500%                                     08/25/35       320       319,842
                                                                   ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost $9,495,221)                                                   9,388,167
                                                                   ------------
MORTGAGE-BACKED SECURITIES -- 5.0%
Federal Home Loan Mortgage Corp.
  Pool #A15284
    5.500%                                     10/01/33       486       483,012
Federal National Mortgage Association
  Pool #345739
    7.500%                                     03/01/27         3         3,439
Federal National Mortgage Association
  Pool #363317
    7.500%                                     11/01/26         0          259
Federal National Mortgage Association
  Pool #368941
    7.500%                                     12/01/26        18        19,082
Federal National Mortgage Association
  Pool #371323
    7.500%                                     03/01/27        16        16,451
Federal National Mortgage Association
  Pool #555880
    5.500%                                     11/01/33       296       293,705
Federal National Mortgage Association
  Pool #725232
    5.000%                                     03/01/34     1,117     1,086,625

                       See Notes to Financial Statements.

                          HARRIS INSIGHT BALANCED FUND
                      STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
COUPON                                                      PAR
 RATE                                        MATURITY      (000)      VALUE+
-------                                    ------------  --------  ------------

MORTGAGE-BACKED SECURITIES (CONTINUED)
Federal National Mortgage Association
  Pool #734890
    5.000%                                     08/01/18  $    322    $  319,358
Federal National Mortgage Association
  Pool #755074
    5.500%                                     12/01/33       368       365,911
Federal National Mortgage Association
  Pool #756294
    5.500%                                     12/01/33        79        78,818
Federal National Mortgage Association
  Pool #759299
    5.500%                                     01/01/34       242       239,818
Federal National Mortgage Association
  Pool #804292
    5.000%                                     11/01/34       143       139,099
Federal National Mortgage Association
  Pool #810426
    6.000%                                     03/01/35       178       180,144
Federal National Mortgage Association
  Pool #821954
    5.500%                                     06/01/35       258       255,401
Federal National Mortgage Association
  Pool #821994
    5.500%                                     07/01/35       260       257,870
Government National Mortgage
  Association Pool #442138
    8.000%                                     11/15/26        39        41,417
Government National Mortgage
  Association Pool #553367
    5.500%                                     07/15/33       299       301,861
Government National Mortgage
  Association Pool #555127
    7.000%                                     09/15/31         9         9,151
                                                                   ------------
TOTAL MORTGAGE-BACKED SECURITIES
  (Cost $4,142,772)                                                   4,091,421
                                                                   ------------
CORPORATE BONDS -- 9.1%
ELECTRIC -- 0.4%
AEP Texas Central Co.
    5.500%                                     02/15/13       100       101,338
Consolidated Edison Co. of New York
    5.700%                                     02/01/34        50        51,267
PECO Energy Co.
    3.500%                                     05/01/08       200       193,608
                                                                   ------------
                                                                        346,213
                                                                   ------------
FINANCE - BANK -- 2.1%
Bank of America Corp.
    6.250%                                     04/15/12       220       235,399
Capital One Bank
    4.250%                                     12/01/08       160       156,396
    5.000%                                     06/15/09       125       124,563
European Investment Bank
    2.375%                                     06/15/07       230       223,126
HSBC Finance Corp.
    5.250%                                     01/14/11       350       350,562
JPMorgan Chase & Co.
    3.800%                                     10/02/09       325       312,898

COUPON                                                     PAR
 RATE                                        MATURITY     (000)       VALUE+
-------                                    ------------  --------  ------------

CORPORATE BONDS (CONTINUED)
FINANCE - BANK (CONTINUED)
Royal Bank of Scotland Group P.L.C.
    5.000%                                     10/01/14  $    200  $    198,413
    5.050%                                     01/08/15       100        99,455
                                                                   ------------
                                                                      1,700,812
                                                                   ------------
FINANCE - NON-BANK -- 1.6%
Associates Corp. N.A.
    6.950%                                     11/01/18        60        69,223
Boeing Capital Corp.
    7.375%                                     09/27/10       180       198,264
CIT Group, Inc.
    5.000%                                     02/13/14        55        53,887
General Electric Capital Corp.
    4.875%                                     03/04/15        75        74,104
John Deere Capital Corp.
    5.100%                                     01/15/13       150       151,867
Lehman Brothers Holdings, Inc.
    4.000%                                     01/22/08        55        54,115
    7.000%                                     02/01/08        40        41,660
Merrill Lynch & Co., Inc.
    4.125%                                     09/10/09       100        97,111
Simon Property Group L.P.
    5.375%                                     08/28/08        35        35,199
St. Paul Travelers Cos., Inc.
    5.500%                                     12/01/15       325       327,959
Textron Financial Corp.
    5.875%                                     06/01/07       200       202,478
                                                                   ------------
                                                                      1,305,867
                                                                   ------------
INDUSTRIAL -- 3.5%
Boeing Co.
    8.750%                                     09/15/31       100       143,608
Caterpillar, Inc.
    7.300%                                     05/01/31       200       252,908
Centex Corp.
    4.750%                                     01/15/08       130       128,704
Comcast Cable Communications, Inc.
    7.125%                                     06/15/13        75        81,639
Comcast Corp.
    5.300%                                     01/15/14       190       186,700
DaimlerChrysler N.A. Holding Corp.
    4.875%                                     06/15/10       170       166,149
Diageo Capital P.L.C.
    4.375%                                     05/03/10       200       195,264
Genentech, Inc.
    5.250%                                     07/15/35       100        96,723
General Mills, Inc.
    6.000%                                     02/15/12        80        83,831
H.J. Heinz Co.
    6.000%                                     03/15/08       225       229,645
Harrahs Operating Co., Inc.
    5.625%                                     06/01/15       100        98,419
Kellogg Co.
    6.600%                                     04/01/11       200       214,355
Kimberly-Clark Corp.
    4.875%                                     08/15/15       300       298,846
Kohls Corp.
    6.300%                                     03/01/11       220       231,886

                       See Notes to Financial Statements.

                          HARRIS INSIGHT BALANCED FUND
                      STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
COUPON                                                     PAR
 RATE                                        MATURITY     (000)       VALUE+
-------                                    ------------  --------  ------------

CORPORATE BONDS (CONTINUED)
INDUSTRIAL (CONTINUED)
Kroger Co.
    6.800%                                     04/01/11  $     85  $     89,242
Procter & Gamble Co. - Guaranteed ESOP
  Debentures Series A
    9.360%                                     01/01/21       150       194,872
Schering-Plough Corp.
    6.500%                                     12/01/33       150       171,378
                                                                   ------------
                                                                      2,864,169
                                                                   ------------
NATURAL GAS -- 0.2%
Duke Energy Field Services
    7.875%                                     08/16/10       150       166,053
                                                                   ------------
OIL -- 0.2%
Conoco, Inc.
    6.950%                                     04/15/29       165       199,764
                                                                   ------------
TELEPHONES -- 1.0%
BellSouth Corp.
    6.000%                                     11/15/34       235       235,589
France Telecom S.A.
    8.000%                                     03/01/11       100       111,814
Verizon Global Funding Corp.
    7.250%                                     12/01/10       200       217,251
    7.750%                                     12/01/30        30        35,767
Vodafone Group P.L.C.
    7.750%                                     02/15/10       250       274,059
                                                                   ------------
                                                                        874,480
                                                                   ------------
TRANSPORTATION -- 0.1%
CSX Corp.
    6.750%                                     03/15/11        50        53,641
                                                                   ------------
TOTAL CORPORATE BONDS
  (Cost $7,464,312)                                                   7,510,999
                                                                   ------------
U.S. TREASURY OBLIGATIONS -- 7.8%
U.S. TREASURY BONDS -- 3.0%
   11.250%                                     02/15/15       165       248,480
    7.250%                                     05/15/16       215       264,064
    8.750%                                     05/15/20       120       172,195
    8.750%                                     08/15/20       823     1,184,220
    8.000%                                     11/15/21        85       117,131
    6.125%                                     11/15/27        64        77,250
    5.500%                                     08/15/28       385       433,020
                                                                   ------------
                                                                      2,496,360
                                                                   ------------
U.S. TREASURY NOTES -- 4.8%
    3.750%                                     05/15/08       635       626,170
    4.375%                                     11/15/08       840       840,394
    3.500%                                     08/15/09       860       835,242
    6.000%                                     08/15/09       330       347,892
    5.000%                                     02/15/11       125       128,784
    4.875%                                     02/15/12       370       379,987
    4.250%                                     08/15/13       175       173,489
    4.250%                                     08/15/14       625       618,360
                                                                   ------------
                                                                      3,950,318
                                                                   ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $6,494,217)                                                   6,446,678
                                                                   ------------

                                                          SHARES      VALUE+
                                                         --------  ------------

TEMPORARY INVESTMENTS -- 1.1%
Dreyfus Cash Management Plus #719                          11,990  $     11,990
Goldman Sachs Financial Square
  Money Market Portfolio                                  849,940       849,940
JPMorgan Prime Money Market Fund                              706           706
                                                                   ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $862,636)                                                       862,636
                                                                   ------------
TOTAL INVESTMENTS -- 99.6%
  (Cost $74,327,129)                                                 81,974,468
                                                                   ------------
OTHER ASSETS AND LIABILITIES -- 0.4%
Dividends receivable and other assets                                   377,403
Receivable for capital stock sold                                        28,238
Payable for capital stock redeemed                                      (16,660)
Investment advisory fee payable                                         (34,870)
Administration fees payable                                              (4,371)
Service plan fees payable                                                (3,899)
Accrued expenses                                                        (14,141)
                                                                   ------------
                                                                        331,700
                                                                   ------------
NET ASSETS -- 100.0%
Applicable to 4,862,344 Institutional
  Shares, 528,911 N Shares, and 200,995
  A Shares of beneficial interest
  outstanding,$.001 par value (indefinite
  number of shares has been authorized
  for each class of shares of the Fund)
  (Note 8)                                                         $ 82,306,168
                                                                   ============
NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER INSTITUTIONAL SHARE
  ($71,570,509/4,862,344)                                          $      14.72
                                                                   ============
NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER N SHARE ($7,782,967/528,911)                           $      14.72
                                                                   ============
NET ASSET VALUE AND REDEMPTION PRICE PER
  A SHARE ($2,952,692/200,995)                                     $      14.69
                                                                   ============
MAXIMUM PUBLIC OFFERING PRICE PER A SHARE
  ($14.69/0.945) (NOTE 5)                                          $      15.54
                                                                   ============
----------
The federal income tax basis and unrealized appreciation(depreciation)for all investments is as follows:

      Basis                                                        $ 74,435,202
                                                                   ============
      Gross Appreciation                                           $  8,943,100
      Gross Depreciation                                             (1,403,834)
                                                                   ============
      Net Appreciation                                             $  7,539,266
                                                                   ============

+       See Note 2a to the Financial Statements.

*       Non-income producing security.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The security is considered liquid.

IO -- Interest Only Security.

                       See Notes to Financial Statements.

                         HARRIS INSIGHT CORE EQUITY FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                                        SHARES        VALUE+
                                                     -----------  -------------

COMMON STOCK -- 98.4%
AEROSPACE & DEFENSE -- 5.1%
Boeing Co.                                                26,100  $   1,833,264
General Dynamics Corp.                                    25,100      2,862,655
Rockwell Collins, Inc.                                    18,700        868,989
United Technologies Corp.                                 32,400      1,811,484
                                                                  -------------
                                                                      7,376,392
                                                                  -------------

BANKS -- 6.0%
Associated Banc-Corp                                      42,800      1,393,140
Bank of America Corp.                                     76,600      3,535,090
Wachovia Corp.                                            69,000      3,647,340
                                                                  -------------
                                                                      8,575,570
                                                                  -------------
CHEMICALS -- 2.3%
Monsanto Co.                                              29,100      2,256,123
Praxair, Inc.                                             18,600        985,056
                                                                  -------------
                                                                      3,241,179
                                                                  -------------
COMMERCIAL SERVICES & SUPPLIES -- 0.4%
BISYS Group, Inc.*                                        44,300        620,643
                                                                  -------------
COMMUNICATIONS EQUIPMENT -- 3.1%
Deutsche Telekom A.G. ADR                                 41,900        696,797
Motorola, Inc.                                            99,100      2,238,669
Nokia Corp. ADR                                           79,200      1,449,360
                                                                  -------------
                                                                      4,384,826
                                                                  -------------
COMPUTERS & PERIPHERALS -- 3.9%
Apple Computer, Inc.*                                     26,300      1,890,707
EMC Corp.*                                                44,300        603,366
Hewlett-Packard Co.                                       49,000      1,402,870
Western Digital Corp.*                                    92,600      1,723,286
                                                                  -------------
                                                                      5,620,229
                                                                  -------------
DIVERSIFIED FINANCIALS -- 6.4%
Capital One Financial Corp.                               18,512      1,599,437
Lehman Brothers Holdings, Inc.                            30,200      3,870,734
Moody's Corp.                                             49,200      3,021,864
Principal Financial Group, Inc.                           14,000        664,020
                                                                  -------------
                                                                      9,156,055
                                                                  -------------
DIVERSIFIED TELECOMMUNICATIONS SERVICES -- 0.8%
Sprint Nextel Corp.                                       51,163      1,195,168
                                                                  -------------
ELECTRIC UTILITIES -- 5.7%
Dominion Resources, Inc.                                  38,800      2,995,360
Edison International                                      17,600        767,536
Southern Co.                                              86,780      2,996,513
Xcel Energy, Inc.                                         73,800      1,362,348
                                                                  -------------
                                                                      8,121,757
                                                                  -------------
FOOD & DRUG RETAILING -- 4.4%
Costco Wholesale Corp.                                    41,400      2,048,058
CVS Corp.                                                 69,400      1,833,548
Del Monte Foods Co.*                                     148,800      1,551,984
Kroger Co.*                                               43,300        817,504
                                                                  -------------
                                                                      6,251,094
                                                                  -------------

                                                        SHARES        VALUE+
                                                     -----------  -------------

COMMON STOCK (CONTINUED)
FOOD PRODUCTS -- 1.4%
Archer-Daniels-Midland Co.                                48,300  $   1,191,078
Kraft Foods, Inc. Class A                                 31,600        889,224
                                                                  -------------
                                                                      2,080,302
                                                                  -------------
GAS UTILITIES -- 1.4%
Atmos Energy Corp.                                        22,000        575,520
NiSource, Inc.                                            35,400        738,444
ONEOK, Inc.                                               24,600        655,098
                                                                  -------------
                                                                      1,969,062
                                                                  -------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.9%
PerkinElmer, Inc.                                         51,800      1,220,408
                                                                  -------------
HEALTH CARE PROVIDERS & SERVICES -- 9.7%
Cardinal Health, Inc.                                     33,700      2,316,875
Caremark Rx, Inc.*                                        82,643      4,280,081
Gilead Sciences, Inc.*                                    78,050      4,107,771
Invitrogen Corp.*                                         24,200      1,612,688
UnitedHealth Group, Inc.                                  11,600        720,824
WellPoint, Inc.*                                          10,700        853,753
                                                                  -------------
                                                                     13,891,992
                                                                  -------------
HOTELS, RESTAURANTS & LEISURE -- 1.2%
Yum! Brands, Inc.                                         37,300      1,748,624
                                                                  -------------
HOUSEHOLD PRODUCTS -- 2.6%
Procter & Gamble Co.                                      65,040      3,764,515
                                                                  -------------
INDUSTRIAL CONGLOMERATES -- 2.9%
General Electric Co.                                     118,552      4,155,248
                                                                  -------------
INSURANCE -- 7.7%
Allstate Corp.                                            32,500      1,757,275
Genworth Financial, Inc. Class A                          49,000      1,694,420
MetLife, Inc.                                             70,200      3,439,800
Nationwide Financial Services, Inc.Class A                60,600      2,666,400
W. R. Berkley Corp.                                       31,900      1,519,078
                                                                  -------------
                                                                     11,076,973
                                                                  -------------
MACHINERY -- 1.5%
American Standard Cos., Inc.                              12,100        483,395
Danaher Corp.                                             30,900      1,723,602
                                                                  -------------
                                                                      2,206,997
                                                                  -------------
MARINE -- 0.4%
Overseas Shipholding Group, Inc.                          11,600        584,524
                                                                  -------------
MEDIA -- 0.8%
Comcast Corp. Class A*                                    44,900      1,165,604
                                                                  -------------
OIL & GAS -- 8.6%
Apache Corp.                                              11,900        815,388
EOG Resources, Inc.                                       12,300        902,451
Exxon Mobil Corp.                                         87,190      4,897,462
Marathon Oil Corp.                                        57,275      3,492,057
Occidental Petroleum Corp.                                14,400      1,150,272
Valero Energy Corp.                                       20,800      1,073,280
                                                                  -------------
                                                                     12,330,910
                                                                  -------------

                       See Notes to Financial Statements.

                         HARRIS INSIGHT CORE EQUITY FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                                        SHARES        VALUE+
                                                     -----------  -------------

COMMON STOCK (CONTINUED)
PAPER & FOREST PRODUCTS -- 0.7%
Weyerhaeuser Co.                                          16,100  $   1,068,074
                                                                  -------------
PHARMACEUTICALS -- 4.0%
Abbott Laboratories                                       29,300      1,155,299
Johnson & Johnson                                         54,300      3,263,430
Sanofi-Aventis ADR                                        29,900      1,312,610
                                                                  -------------
                                                                      5,731,339
                                                                  -------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 5.3%
Intel Corp.                                              168,205      4,198,397
LAM Research Corp.*                                       19,900        710,032
Novellus Systems, Inc.*                                   54,100      1,304,892
Texas Instruments, Inc.                                   41,900      1,343,733
                                                                  -------------
                                                                      7,557,054
                                                                  -------------
SOFTWARE -- 6.8%
BEA Systems, Inc.*                                       312,900      2,941,260
Cadence Design Systems, Inc.*                            123,200      2,084,544
Cerner Corp.*                                             11,400      1,036,374
Citrix Systems, Inc.*                                     35,000      1,007,300
Microsoft Corp.                                          101,360      2,650,564
                                                                  -------------
                                                                      9,720,042
                                                                  -------------
SPECIALTY RETAIL -- 2.2%
American Eagle Outfitters, Inc.                           58,100      1,335,138
Home Depot, Inc.                                          46,400      1,878,272
                                                                  -------------
                                                                      3,213,410
                                                                  -------------
TEXTILES & APPAREL -- 2.2%
Coach, Inc.*                                              29,900        996,866
Nike, Inc. Class B                                        12,400      1,076,196
Timberland Co. Class A*                                   32,300      1,051,365
                                                                  -------------
                                                                      3,124,427
                                                                  -------------
TOTAL COMMON STOCK
  (Cost $120,984,800)                                               141,152,418
                                                                  -------------
TEMPORARY INVESTMENTS -- 1.6%
Dreyfus Cash Management Plus #719                        448,652        448,652
Goldman Sachs Financial Square
  Money Market Portfolio                               1,556,939      1,556,939
JPMorgan Prime Money Market Fund                         245,314        245,314
                                                                  -------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $2,250,905)                                                   2,250,905
                                                                  -------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $123,235,705)                                               143,403,323
                                                                  -------------
OTHER ASSETS AND LIABILITIES -- 0.0%
Dividends receivable and other assets                                   128,503
Receivable for capital stock sold                                        32,548
Payable for capital stock redeemed                                      (93,131)
Investment advisory fee payable                                         (86,904)
Administration fees payable                                              (7,785)
Service plan fees payable                                                (2,557)
Accrued expenses                                                        (19,513)
                                                                  -------------
                                                                        (48,839)
                                                                  -------------

                                                                      VALUE+
                                                                  -------------

NET ASSETS -- 100.0%
Applicable to 6,400,082 Institutional Shares,
  323,466 N Shares, and 48,292 A Shares of
  beneficial interest outstanding, $.001 par
  value (indefinite number of shares has been
  authorized for each class of shares of the
  Fund) (Note 8)                                                  $ 143,354,484
                                                                  =============
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE
  PER INSTITUTIONAL SHARE ($135,587,168/6,400,082)                $       21.19
                                                                  =============
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE
  PER N SHARE ($6,757,766/323,466)                                $       20.89
                                                                  =============
NET ASSET VALUE AND REDEMPTION PRICE PER A SHARE
  ($1,009,550/48,292)                                             $       20.91
                                                                  =============
MAXIMUM PUBLIC OFFERING PRICE PER A SHARE
  ($20.91/0.945) (NOTE 5)                                         $       22.13
                                                                  =============

----------
The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

      Basis                                                     $ 123,860,532
                                                                =============
      Gross Appreciation                                        $  21,526,162
      Gross Depreciation                                           (1,983,371)
                                                                -------------
      Net Appreciation                                          $  19,542,791
                                                                =============

+     See Note 2a to the Financial Statements.

*     Non-income producing security.

ADR -- American Depositary Receipt.

                       See Notes to Financial Statements.

                      HARRIS INSIGHT EMERGING MARKETS FUND
                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                                        SHARES        VALUE+
                                                     -----------  -------------

COMMON STOCK -- 99.0%
BRAZIL -- 11.7%
Banco Bradesco S.A.                                      167,900  $   4,630,659
Companhia Brasileira de Distribuicao Grupo
  Pao de Acucar ADR                                           60          1,974
Companhia de Bebidas das Americas - PR
  ADR                                                     83,600      3,180,980
Companhia Energetica de Minas Gerais                 170,030,000      5,817,218
Companhia Vale do Rio Doce ADR                           150,680      5,462,150
Petroleo Brasileiro S.A. ADR                             189,806     13,527,474
Sadia S.A.                                             1,247,000      3,519,736
Tele Norte Leste Participacoes S.A. ADR                  175,060      3,137,075
                                                                  -------------
                                                                     39,277,266
                                                                  -------------
CHILE -- 0.5%
Madeco S.A. ADR                                          230,000      1,787,100
                                                                  -------------
CHINA -- 10.9%
China Construction Bank*                               5,434,000      1,892,244
China Mobile, Ltd.                                     1,490,020      7,052,644
China Petroleum & Chemical Corp.
  (Sinopec)                                            9,700,000      4,816,441
Datang International Power Generation
  Co., Ltd.                                            4,438,960      3,263,247
Denway Motors, Ltd.                                   14,290,280      4,745,826
Gome Electrical Appliances Holdings,
  Ltd.                                                 4,600,000      3,114,662
Lenovo Group, Ltd.                                     7,300,000      3,365,834
Ping An Insurance (Group) Co. of China,
  Ltd.                                                 3,817,280      7,040,182
Weichai Power Co., Ltd.                                  764,000      1,290,798
                                                                  -------------
                                                                     36,581,878
                                                                  -------------
HONG KONG -- 2.1%
Hutchison Whampoa, Ltd.                                  408,450      3,890,301
Johnson Electric Holdings, Ltd.                        3,118,180      2,955,850
                                                                  -------------
                                                                      6,846,151
                                                                  -------------
HUNGARY -- 1.7%
Gedeon Richter Rt.                                        17,332      3,114,029
OTP Bank Rt.                                              80,350      2,625,046
                                                                  -------------
                                                                      5,739,075
                                                                  -------------
INDIA -- 6.7%
Bharti Tele-Ventures, Ltd.*                              256,512      1,970,801
Corporation Bank                                         384,583      3,088,545
Gujarat Ambuja Cements, Ltd.                           3,000,750      5,308,583
Hero Honda Motors, Ltd.                                  211,000      4,031,486
Mahindra & Mahindra, Ltd.                                193,000      2,196,369
Oil & Natural Gas Corp., Ltd.                            227,000      5,927,629
                                                                  -------------
                                                                     22,523,413
                                                                  -------------
INDONESIA -- 2.5%
PT Indonesian Satellite Corp. TBK                     14,825,220      8,370,292
                                                                  -------------
ISRAEL -- 1.1%
Bank Hapoalim, Ltd.                                      788,000      3,657,716
                                                                  -------------
KOREA -- 17.2%
Amorepacific Corp.                                        16,700      5,220,557
GS Home Shopping, Inc.                                    32,000      4,083,692

                                                        SHARES        VALUE+
                                                     -----------  -------------

COMMON STOCK (CONTINUED)
KOREA (CONTINUED)
Hyundai Motor Co., Ltd.                                   66,580 $    6,408,699
Kookmin Bank ADR                                         119,591      8,934,644
LG Chem, Ltd.                                            139,820      7,884,196
Samsung Electronics Co., Ltd. Series 144A
  GDR(f)                                                  45,900     15,124,050
Shinsegae Co., Ltd.*                                      22,950     10,057,724
                                                                  -------------
                                                                     57,713,562
                                                                  -------------
MALAYSIA -- 0.7%
Maxis Communications BHD                               1,007,900      2,240,074
                                                                  -------------
MEXICO -- 4.3%
America Movil S.A. de C.V. -L ADR                        111,870      3,273,316
Cemex S.A. de C.V. ADR                                   128,274      7,610,497
Grupo Televisa S.A. ADR                                   45,400      3,654,700
                                                                  -------------
                                                                     14,538,513
                                                                  -------------
RUSSIA -- 8.9%
Evraz Group S.A. Series 144A GDR(f)                      182,000      3,294,200
LUKOIL ADR                                               214,480     12,761,560
Norilsk Nickel Mining and Metallurgical
  Co. ADR                                                 66,160      6,219,702
Surgutneftegaz ADR                                        85,900      7,636,510
                                                                  -------------
                                                                     29,911,972
                                                                  -------------
SOUTH AFRICA -- 10.6%
Barloworld, Ltd.                                         264,190      4,614,922
Impala Platinum Holdings, Ltd.                            46,586      6,861,818
Nedbank Group, Ltd.                                      293,447      4,637,645
Network Healthcare Holdings, Ltd.                      2,770,000      3,292,043
Old Mutual P.L.C.                                      1,411,960      4,002,208
Sappi, Ltd. ADR                                          310,000      3,512,300
Standard Bank Group, Ltd.                                150,000      1,797,155
Telkom South Africa, Ltd.                                320,500      6,825,346
                                                                  -------------
                                                                     35,543,437
                                                                  -------------
TAIWAN -- 12.2%
Asustek Computer, Inc.                                 3,116,010      9,587,285
Chi Mei Optoelectronics Corp.                          2,985,000      4,419,326
Chinatrust Financial Holding Co., Ltd.                 9,010,501      7,136,704
President Chain Store Corp.                            3,302,349      6,921,287
Taiwan Semiconductor Manufacturing
  Co., Ltd.                                            6,795,092     12,937,512
                                                                  -------------
                                                                     41,002,114
                                                                  -------------
THAILAND -- 4.0%
Advanced Information Service Public
  Co., Ltd.(c)                                         1,140,200      3,001,623
Bangkok Bank Public Co., Ltd.                          1,707,000      4,785,009
Land & Houses Public Co., Ltd.                        26,400,000      5,727,240
                                                                  -------------
                                                                     13,513,872
                                                                  -------------
TURKEY -- 2.8%
Akbank T.A.S.                                            514,555      4,191,118
Enka Insaat ve Sanayi A.S.                               403,000      5,013,255
Haci Omer Sabanci Holding A.S.                                 2             11
                                                                  -------------
                                                                      9,204,384
                                                                  -------------

                       See Notes to Financial Statements.

                      HARRIS INSIGHT EMERGING MARKETS FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                                        SHARES        VALUE+
                                                     -----------  -------------

COMMON STOCK (CONTINUED)
UNITED KINGDOM -- 1.1%
HSBC Holdings P.L.C.                                     217,762  $   3,496,594
                                                                  -------------
TOTAL COMMON STOCK
  (Cost $224,921,749)                                               331,947,413
                                                                  -------------
TEMPORARY INVESTMENTS -- 0.8%
Columbia Prime Reserves Fund
  (Cost $2,575,116)                                    2,575,116      2,575,116
                                                                  -------------
CURRENCY -- 0.0%
Taiwanese Dollar
  (Cost $30)                                                 982             30
                                                                  -------------
TOTAL INVESTMENTS -- 99.8%
  (Cost $227,496,895)                                               334,522,559
                                                                  -------------
OTHER ASSETS AND LIABILITIES -- 0.2%
Dividends receivable and other assets                                   956,732
Receivable for capital stock sold                                       306,081
Payable for capital stock redeemed                                     (134,809)
Payable for foreign taxes                                               (56,351)
Investment advisory fee payable                                        (282,554)
Administration fees payable                                             (18,180)
Service plan fees payable                                                (2,066)
Accrued expenses                                                       (118,737)
                                                                  -------------
                                                                        650,116
                                                                  -------------

                                                                      VALUE+
                                                                  -------------

NET ASSETS -- 100.0%
Applicable to 26,468,312 Institutional Shares,
  397,923 N Shares, and 98,150 A Shares of
  beneficial interest outstanding, $.001 par
  value (indefinite number of shares has been
  authorized for each class of shares of the
  Fund) (Note 8)                                                  $ 335,172,675
                                                                  =============
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE
  PER INSTITUTIONAL SHARE ($329,081,334/26,468,312)               $       12.43
                                                                  =============
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE
  PER N SHARE ($4,886,834/397,923)                                $       12.28
                                                                  =============
NET ASSET VALUE AND REDEMPTION PRICE PER A SHARE
  ($1,204,507/98,150)                                             $       12.27
                                                                  =============
MAXIMUM PUBLIC OFFERING PRICE PER A SHARE
    ($12.27/0.945) (NOTE 5)                                       $       12.98
                                                                  =============
----------
The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

      Basis                                                       $ 227,539,860
                                                                  =============
      Gross Appreciation                                          $ 108,746,010
      Gross Depreciation                                             (1,763,311)
                                                                  -------------
      Net Appreciation                                            $ 106,982,699
                                                                  =============
+     See Note 2a to the Financial Statements.

*     Non-income producing security.

(c) Security fair valued using methods determined in good faith by the Pricing Committee of the Board of Trustees.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The security is considered liquid.

ADR -- American Depositary Receipt.

GDR -- Global Depositary Receipt.

                       See Notes to Financial Statements.

                      HARRIS INSIGHT EMERGING MARKETS FUND
                  STATEMENT OF NET ASSETS BY SECTOR ALLOCATION
                                DECEMBER 31,2005
--------------------------------------------------------------------------------

Automobiles                                                             5.2%
Banks                                                                  15.2%
Beverages                                                               0.9%
Chemicals                                                               2.4%
Computers & Peripherals                                                 3.9%
Construction Materials                                                  3.9%
Diversified Telecommunications Services                                 5.5%
Electric Utilities                                                      2.7%
Electrical Equipment                                                    1.4%
Electronic Equipment                                                    1.3%
Food & Drug Retailing                                                   5.1%
Food Products                                                           1.1%
Health Care Providers & Services                                        1.0%
Household Durables                                                      1.7%
Industrial Conglomerates                                                4.0%
Insurance                                                               3.3%
Internet & Catalog Retail                                               1.2%
Machinery                                                               0.4%
Media                                                                   1.1%
Metals & Mining                                                         6.5%
Oil & Gas                                                              13.3%
Paper & Forest Products                                                 1.0%
Personal Products                                                       1.6%
Pharmaceuticals                                                         0.9%
Semiconductor Equipment & Products                                      8.4%
Specialty Retail                                                        0.9%
Wireless Telecommunication Services                                     5.2%
Cash, Cash Equivalents & Other Assets                                   0.9%

Percentages shown represent the percentage of net assets as of December 31, 2005.

                       See Notes to Financial Statements.

                           HARRIS INSIGHT EQUITY FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31,2005
--------------------------------------------------------------------------------
                                                       SHARES      VALUE+
                                                      -------   -----------

COMMON STOCK -- 97.8%
AEROSPACE & DEFENSE -- 0.7%
Precision Castparts Corp.                              38,100   $ 1,973,961
                                                                -----------
AUTOMOBILES -- 0.6%
AutoNation, Inc.*                                      82,300     1,788,379
                                                                -----------
BANKS -- 9.8%
AmSouth Bancorp.                                       36,600       959,286
Bank of America Corp.                                 180,000     8,307,000
Sovereign Bancorp, Inc.                                50,700     1,096,134
U.S. Bancorp                                          303,500     9,071,615
Wachovia Corp.                                        152,421     8,056,974
                                                                -----------
                                                                 27,491,009
                                                                -----------
COMMERCIAL SERVICES & SUPPLIES -- 4.8%
Dun & Bradstreet Corp.*                                27,000     1,807,920
Republic Services, Inc.                               208,000     7,810,400
ServiceMaster Co.                                     330,400     3,948,280
                                                                -----------
                                                                 13,566,600
                                                                -----------
COMPUTERS & PERIPHERALS -- 5.7%
EMC Corp.*                                            287,200     3,911,664
Hewlett-Packard Co.                                   274,600     7,861,798
Western Digital Corp.*                                222,400     4,138,864
                                                                -----------
                                                                 15,912,326
                                                                -----------
DIVERSIFIED FINANCIALS -- 10.5%
AmeriCredit Corp.*                                     55,900     1,432,717
Capital One Financial Corp.                            47,800     4,129,920
Charles Schwab Corp.                                  418,700     6,142,329
Citigroup, Inc.                                       148,590     7,211,073
JPMorgan Chase & Co.                                   82,100     3,258,549
Lehman Brothers Holdings, Inc.                         22,500     2,883,825
Nuveen Investments Class A                             33,500     1,427,770
Principal Financial Group, Inc.                        65,800     3,120,894
                                                                -----------
                                                                 29,607,077
                                                                -----------
DIVERSIFIED TELECOMMUNICATIONS SERVICES -- 1.3%
Sprint Nextel Corp.                                   153,600     3,588,096
                                                                -----------
ELECTRIC UTILITIES -- 5.9%
Exelon Corp.                                           92,100     4,894,194
FPL Group, Inc.                                        91,400     3,798,584
PG&E Corp.                                            156,900     5,824,128
Xcel Energy, Inc.                                     108,400     2,001,064
                                                                -----------
                                                                 16,517,970
                                                                -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 2.8%
Jabil Circuit, Inc.*                                  209,400     7,766,646
                                                                -----------
FOOD PRODUCTS -- 3.0%
Archer-Daniels-Midland Co.                             62,100     1,531,386
Campbell Soup Co.                                     181,600     5,406,232
Pilgrim's Pride Corp.                                  43,200     1,432,512
                                                                -----------
                                                                  8,370,130
                                                                -----------
GAS UTILITIES -- 3.0%
NiSource, Inc.                                        192,600     4,017,636
ONEOK, Inc.                                            67,300     1,792,199

                                                      SHARES       VALUE+
                                                      -------   -----------

COMMON STOCK (CONTINUED)
GAS UTILITIES (CONTINUED)
Sempra Energy                                          60,900   $ 2,730,756
                                                                -----------
                                                                  8,540,591
                                                                -----------
HEALTH CARE PROVIDERS & SERVICES -- 4.7%
Caremark Rx, Inc.*                                     29,300     1,517,447
CIGNA Corp.                                            45,600     5,093,520
Health Net, Inc.*                                      75,400     3,886,870
Humana, Inc.*                                          49,450     2,686,618
                                                                -----------
                                                                 13,184,455
                                                                -----------
HOTELS, RESTAURANTS & LEISURE -- 3.8%
Brinker International, Inc.                            62,600     2,420,116
Darden Restaurants, Inc.                              127,000     4,937,760
Yum! Brands, Inc.                                      72,100     3,380,048
                                                                -----------
                                                                 10,737,924
                                                                -----------
INDUSTRIAL CONGLOMERATES -- 3.8%
General Electric Co.                                  303,900    10,651,695
                                                                -----------
INSURANCE -- 10.0%
AmerUs Group Co.                                       41,200     2,334,804
Assurant, Inc.                                        113,800     4,949,162
Chubb Corp.                                            34,000     3,320,100
Conseco, Inc.*                                         65,700     1,522,269
Genworth Financial, Inc. Class A                       43,800     1,514,604
HCC Insurance Holdings, Inc.                           36,150     1,072,932
MetLife, Inc.                                         125,600     6,154,400
Prudential Financial, Inc.                             27,350     2,001,747
W. R. Berkley Corp.                                   111,850     5,326,297
                                                                -----------
                                                                 28,196,315
                                                                -----------
INTERNET SOFTWARE & SERVICES -- 1.3%
Activision, Inc.*                                     155,666     2,138,851
ValueClick, Inc.*                                      82,500     1,494,075
                                                                -----------
                                                                  3,632,926
                                                                -----------
IT CONSULTING & SERVICES -- 2.8%
Accenture, Ltd. Class A                               160,300     4,627,861
Computer Sciences Corp.*                               62,800     3,180,192
                                                                -----------
                                                                  7,808,053
                                                                -----------
MEDIA -- 0.9%
R.H. Donnelley Corp.*                                  20,800     1,281,696
Time Warner, Inc.                                      77,300     1,348,112
                                                                -----------
                                                                  2,629,808
                                                                -----------
METALS & MINING -- 2.2%
Nucor Corp.                                            28,000     1,868,160
Peabody Energy Corp.                                   28,800     2,373,696
United States Steel Corp.                              37,900     1,821,853
                                                                -----------
                                                                  6,063,709
                                                                -----------
OIL & GAS -- 13.4%
Burlington Resources, Inc.                             47,700     4,111,740
ConocoPhillips                                        144,800     8,424,464
Exxon Mobil Corp.                                     175,700     9,869,069
Marathon Oil Corp.                                    105,200     6,414,044

                       See Notes to Financial Statements.
                                                                              81

                           HARRIS INSIGHT EQUITY FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31,2005
--------------------------------------------------------------------------------
                                                    SHARES        VALUE+
                                                  ---------   -------------

COMMON STOCK (CONTINUED)
OIL & GAS (CONTINUED)
Southwestern Energy Co.*                             39,300   $   1,412,442
Sunoco, Inc.                                         19,500       1,528,410
Tesoro Corp.                                         53,300       3,280,615
Valero Energy Corp.                                  49,300       2,543,880
                                                              -------------
                                                                 37,584,664
                                                              -------------
PHARMACEUTICALS -- 2.8%
Johnson & Johnson                                    32,100       1,929,210
King Pharmaceuticals, Inc.*                          90,900       1,538,028
Pfizer, Inc.                                        189,500       4,419,140
                                                              -------------
                                                                  7,886,378
                                                              -------------
REAL ESTATE -- 1.0%
CB Richard Ellis Group, Inc. Class A*                47,500       2,795,375
                                                              -------------
ROAD & RAIL -- 1.9%
Burlington Northern Santa Fe Corp.                   50,300       3,562,246
Yellow Roadway Corp.*                                40,800       1,820,088
                                                              -------------
                                                                  5,382,334
                                                              -------------
SOFTWARE -- 0.7%
Oracle Corp.*                                       149,900       1,830,279
                                                              -------------
SPECIALTY RETAIL -- 0.4%
American Eagle Outfitters, Inc.                      45,700       1,050,186
                                                              -------------
TOTAL COMMON STOCK
   (Cost $222,019,747)                                          274,556,886
                                                              -------------
TEMPORARY INVESTMENTS -- 1.9%
Goldman Sachs Financial Square
   Money Market Portfolio                         2,710,640       2,710,640
JPMorgan Prime Money Market Fund                  2,600,000       2,600,000
                                                              -------------
TOTAL TEMPORARY INVESTMENTS
   (Cost $5,310,640)                                              5,310,640
                                                              -------------
TOTAL INVESTMENTS -- 99.7%
   (Cost $227,330,387)                                          279,867,526
                                                              -------------

                                                                   VALUE+
                                                              -------------

OTHER ASSETS AND LIABILITIES -- 0.3%
Dividends receivable and other assets                         $     536,309
Receivable for capital stock sold                                   467,988
Payable for capital stock redeemed                                  (46,807)
Investment advisory fee payable                                    (169,428)
Administration fees payable                                         (15,219)
Service plan fees payable                                            (7,081)
Accrued expenses                                                    (23,499)
                                                              -------------
                                                                    742,263
                                                              -------------

NET ASSETS -- 100.0%
Applicable to 18,842,500 Institutional Shares,
   1,188,466 N Shares, and 172,874 A Shares
   of beneficial interest outstanding, $.001
   par value (indefinite number of
   shares has been authorized for each class of
   shares of the Fund) (Note 8)                               $ 280,609,789
                                                              =============
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE
   PER INSTITUTIONAL SHARE ($261,584,160/18,842,500)          $       13.88
                                                              =============
NET ASSET VALUE, OFFERING, AND REDEMPTION
   PRICE PER N SHARE ($16,609,979/1,188,466)                  $       13.98
                                                              =============
NET ASSET VALUE AND REDEMPTION PRICE
   PER A SHARE ($2,415,650/172,874)                           $       13.97
                                                              =============
MAXIMUM PUBLIC OFFERING PRICE PER A SHARE
   ($13.97/0.945) (NOTE 5)                                    $       14.78
                                                              =============
----------
The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

      Basis                                                   $ 227,415,299
                                                              =============
      Gross Appreciation                                      $  56,564,208
      Gross Depreciation                                         (4,111,981)
                                                              -------------
      Net Appreciation                                        $  52,452,227
                                                              =============

+     See Note 2a to the Financial Statements.

*     Non-insecurity.come producing security.

                       See Notes to Financial Statements.

                            HARRIS INSIGHT INDEX FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2005
-----------------------------------------------------------------------------
                                                          SHARES     VALUE+
                                                          ------   ----------

COMMON STOCK -- 94.7%
AEROSPACE & DEFENSE -- 2.1%
Boeing Co.                                                 6,200   $  435,488
General Dynamics Corp.                                     1,500      171,075
Goodrich Corp.                                               900       36,990
Honeywell International, Inc.                              6,500      242,125
L-3 Communications Holdings, Inc.                            900       66,915
Lockheed Martin Corp.                                      2,700      171,801
Northrop Grumman Holdings Corp.                            2,700      162,297
Raytheon Co.                                               3,400      136,510
Rockwell Collins, Inc.                                     1,300       60,411
United Technologies Corp.                                  7,800      436,098
                                                                   ----------
                                                                    1,919,710
                                                                   ----------
AIR FREIGHT & COURIERS -- 1.0%
FedEx Corp.                                                2,300      237,797
United Parcel Service, Inc. Class B                        8,500      638,775
                                                                   ----------
                                                                      876,572
                                                                   ----------
AIRLINES -- 0.1%
Southwest Airlines Co.                                     5,400       88,722
                                                                   ----------
ALCOHOLIC BEVERAGES -- 0.4%
Anheuser-Busch Cos., Inc.                                  6,000      257,760
Brown-Forman Corp. Class B                                   600       41,592
Constellation Brands, Inc. Class A*                        1,500       39,345
Molson Coors Brewing Co. Class B                             400       26,796
                                                                   ----------
                                                                      365,493
                                                                   ----------
AUTO COMPONENTS -- 0.2%
Cooper Tire & Rubber Co.                                     500        7,660
Dana Corp.                                                 1,300        9,334
Goodyear Tire & Rubber Co.*                                1,500       26,070
Johnson Controls, Inc.                                     1,500      109,365
Visteon Corp.*                                             1,100        6,886
                                                                   ----------
                                                                      159,315
                                                                   ----------
AUTOMOBILES -- 0.4%
AutoNation, Inc.*                                          1,500       32,595
Ford Motor Co.                                            14,500      111,940
General Motors Corp.                                       4,400       85,448
Harley-Davidson, Inc.                                      2,100      108,129
                                                                   ----------
                                                                      338,112
                                                                   ----------
BANKS -- 6.4%
AmSouth Bancorp.                                           2,700       70,767
Bank of America Corp.                                     30,834    1,422,989
Bank of New York Co., Inc.                                 5,900      187,915
BB&T Corp.                                                 4,200      176,022
Comerica, Inc.                                             1,300       73,788
Compass Bancshares, Inc.                                   1,000       48,290
Fifth Third Bancorp                                        4,300      162,196
First Horizon National Corp.                               1,000       38,440
Golden West Financial Corp.                                2,000      132,000
Huntington Bancshares, Inc.                                1,800       42,750
KeyCorp                                                    3,100      102,083
M&T Bank Corp.                                               600       65,430
Marshall & Ilsley Corp.                                    1,600       68,864
Mellon Financial Corp.                                     3,200      109,600
National City Corp.                                        4,200      140,994

                                                          SHARES     VALUE+
                                                          ------   ----------

COMMON STOCK (CONTINUED)
BANKS (CONTINUED)
North Fork Bancorp., Inc.                                  3,600   $   98,496
Northern Trust Corp.                                       1,400       72,548
PNC Financial Services Group, Inc.                         2,200      136,026
Regions Financial Corp.                                    3,536      120,790
Sovereign Bancorp, Inc.                                    2,800       60,536
Suntrust Banks, Inc.                                       2,800      203,728
Synovus Financial Corp.                                    2,400       64,824
U.S. Bancorp                                              13,900      415,471
Wachovia Corp.                                            11,934      630,831
Washington Mutual, Inc.                                    7,542      328,077
Wells Fargo & Co.                                         12,800      804,224
Zions Bancorp.                                               700       52,892
                                                                   ----------
                                                                    5,830,571
                                                                   ----------
BEVERAGES -- 1.6%
Coca-Cola Co.                                             15,900      640,929
Coca-Cola Enterprises, Inc.                                2,400       46,008
Pepsi Bottling Group, Inc.                                 1,100       31,471
PepsiCo, Inc.                                             12,700      750,316
                                                                   ----------
                                                                    1,468,724
                                                                   ----------
BIOTECHNOLOGY -- 1.2%
Amgen, Inc.*                                               9,500      749,170
Biogen IDEC, Inc.*                                         2,600      117,858
Chiron Corp.*                                                800       35,568
Genzyme Corp.*                                             2,000      141,560
MedImmune, Inc.*                                           1,900       66,538
                                                                   ----------
                                                                    1,110,694
                                                                   ----------
BUILDING PRODUCTS -- 0.1%
Masco Corp.                                                3,200       96,608
                                                                   ----------
CASINOS -- 0.2%
Harrah's Entertainment, Inc.                               1,400       99,806
International Game Technology                              2,600       80,028
                                                                   ----------
                                                                      179,834
                                                                   ----------
CHEMICALS -- 1.4%
Air Products & Chemicals, Inc.                             1,700      100,623
Dow Chemical Co.                                           7,400      324,268
E.I. du Pont de Nemours & Co.                              7,000      297,500
Eastman Chemical Co.                                         600       30,954
Ecolab, Inc.                                               1,400       50,778
Engelhard Corp.                                              900       27,135
Hercules, Inc.*                                              900       10,170
International Flavors & Fragrances, Inc.                     600       20,100
Monsanto Co.                                               2,100      162,813
P.P.G. Industries, Inc.                                    1,300       75,270
Praxair, Inc.                                              2,500      132,400
Rohm & Haas Co.                                            1,100       53,262
Sigma-Aldrich Corp.                                          500       31,645
                                                                   ----------
                                                                    1,316,918
                                                                   ----------
COMMERCIAL SERVICES & SUPPLIES -- 0.8%
Allied Waste Industries, Inc.*                             1,800       15,732
Apollo Group, Inc. Class A*                                1,100       66,506
Avery Dennison Corp.                                         800       44,216
Cendant Corp.                                              7,900      136,275

                       See Notes to Financial Statements.

                            HARRIS INSIGHT INDEX FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
-----------------------------------------------------------------------------
                                                          SHARES     VALUE+
                                                          ------   ----------

COMMON STOCK (CONTINUED)
COMMERCIAL SERVICES & SUPPLIES (CONTINUED)
Cintas Corp.                                               1,100   $   45,298
Equifax, Inc.                                              1,000       38,020
H & R Block, Inc.                                          2,500       61,375
Pitney Bowes, Inc.                                         1,700       71,825
R.R. Donnelley & Sons Co.                                  1,700       58,157
Robert Half International, Inc.                            1,300       49,257
Waste Management, Inc.                                     4,200      127,470
                                                                   ----------
                                                                      714,131
                                                                   ----------
COMMUNICATIONS EQUIPMENT -- 2.7%
ADC Telecommunications, Inc.*                                971       21,692
Andrew Corp.*                                              1,400       15,022
Avaya, Inc.*                                               3,300       35,211
CIENA Corp.*                                               5,000       14,850
Cisco Systems, Inc.*                                      47,100      806,352
Comverse Technology, Inc.*                                 1,500       39,885
Corning, Inc.*                                            11,500      226,090
Freescale Semiconductor, Inc. Class B*                     3,118       78,480
JDS Uniphase Corp.*                                       12,900       30,444
Lucent Technologies, Inc.*                                34,800       92,568
Motorola, Inc.                                            19,100      431,469
Qualcomm, Inc.                                            12,600      542,808
Scientific-Atlanta, Inc.                                   1,200       51,684
Tellabs, Inc.*                                             3,500       38,150
                                                                   ----------
                                                                    2,424,705
                                                                   ----------
COMPUTERS & PERIPHERALS -- 3.5%
Apple Computer, Inc.*                                      6,500      467,285
Dell, Inc.*                                               18,000      539,820
EMC Corp.*                                                18,300      249,246
Gateway, Inc.*                                             2,200        5,522
Hewlett-Packard Co.                                       22,000      629,860
International Business Machines Corp.                     12,100      994,620
Lexmark International, Inc. Class A*                         900       40,347
NCR Corp.*                                                 1,400       47,516
Network Appliance, Inc.*                                   2,900       78,300
Sun Microsystems, Inc.*                                   26,700      111,873
                                                                   ----------
                                                                    3,164,389
                                                                   ----------
CONSTRUCTION & ENGINEERING -- 0.1%
Fluor Corp.                                                  700       54,082
                                                                   ----------
CONSTRUCTION MATERIALS -- 0.1%
Vulcan Materials Co.                                         800       54,200
                                                                   ----------
CONTAINERS & PACKAGING -- 0.2%
Ball Corp.                                                   800       31,776
Bemis Co., Inc.                                              800       22,288
Pactiv Corp.*                                              1,200       26,400
Sealed Air Corp.*                                            600       33,702
Temple Inland, Inc.                                          900       40,365
                                                                   ----------
                                                                      154,531
                                                                   ----------
DISTRIBUTORS -- 0.2%
Genuine Parts Co.                                          1,300       57,096
Sears Holdings Corp.*                                        800       92,424
                                                                   ----------
                                                                      149,520
                                                                   ----------

                                                          SHARES     VALUE+
                                                          ------   ----------

COMMON STOCK (CONTINUED)
DIVERSIFIED FINANCIALS -- 8.5%
AMBAC Financial Group, Inc.                                  800   $   61,648
American Express Co.                                       9,500      488,870
Ameriprise Financial, Inc.                                 1,880       77,080
Bear Stearns Cos., Inc.                                      900      103,977
Capital One Financial Corp.                                2,300      198,720
Charles Schwab Corp.                                       7,900      115,893
CIT Group, Inc.                                            1,500       77,670
Citigroup, Inc.                                           38,800    1,882,964
Countrywide Financial Corp.                                4,600      157,274
E*TRADE Financial Corp.*                                   3,200       66,752
Equity Residential Properties Trust                        2,200       86,064
Fannie Mae                                                 7,400      361,194
Federated Investors, Inc. Class B                            600       22,224
Franklin Resources, Inc.                                   1,100      103,411
Freddie Mac                                                5,300      346,355
Goldman Sachs Group, Inc.                                  3,500      446,985
Janus Capital Group, Inc.                                  1,700       31,671
JPMorgan Chase & Co.                                      26,796    1,063,533
Lehman Brothers Holdings, Inc.                             2,100      269,157
MBNA Corp.                                                 9,600      260,736
Merrill Lynch & Co., Inc.                                  7,000      474,110
Moody's Corp.                                              1,900      116,698
Morgan Stanley                                             8,300      470,942
Principal Financial Group, Inc.                            2,100       99,603
SLM Corp.                                                  3,200      176,288
State Street Corp.                                         2,500      138,600
T. Rowe Price Group, Inc.                                  1,000       72,030
                                                                   ----------
                                                                    7,770,449
                                                                   ----------
DIVERSIFIED TELECOMMUNICATIONS SERVICES -- 2.8%
Alltel Corp.                                               2,900      182,990
AT&T, Inc.                                                29,977      734,137
BellSouth Corp.                                           14,000      379,400
CenturyTel, Inc.                                           1,000       33,160
Citizens Communications Co.                                2,600       31,798
Qwest Communications International,Inc.*                  12,000       67,800
Sprint Nextel Corp.                                       22,658      529,291
Verizon Communications, Inc.                              21,200      638,544
                                                                   ----------
                                                                    2,597,120
                                                                   ----------
ELECTRIC UTILITIES -- 3.0%
AES Corp.*                                                 5,100       80,733
Allegheny Energy, Inc.*                                    1,200       37,980
Ameren Corp.                                               1,600       81,984
American Electric Power Co., Inc.                          3,000      111,270
Centerpoint Energy, Inc.                                   2,400       30,840
Cinergy Corp.                                              1,500       63,690
CMS Energy Corp.*                                          1,700       24,667
Consolidated Edison, Inc.                                  1,900       88,027
Constellation Energy Group, Inc.                           1,400       80,640
Dominion Resources, Inc.                                   2,700      208,440
DTE Energy Co.                                             1,400       60,466
Duke Energy Corp.                                          7,100      194,895
Edison International                                       2,500      109,025
Entergy Corp.                                              1,600      109,840
Exelon Corp.                                               5,100      271,014
FirstEnergy Corp.                                          2,500      122,475

                       See Notes to Financial Statements.

                            HARRIS INSIGHT INDEX FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
-----------------------------------------------------------------------------
                                                          SHARES     VALUE+
                                                          ------   ----------

COMMON STOCK (CONTINUED)
ELECTRIC UTILITIES (CONTINUED)
FPL Group, Inc.                                            3,000   $  124,680
PG&E Corp.                                                 2,600       96,512
Pinnacle West Capital Corp.                                  800       33,080
PPL Corp.                                                  2,900       85,260
Progress Energy, Inc.                                      1,900       83,448
Public Service Enterprise Group, Inc.                      1,900      123,443
Southern Co.                                               5,700      196,821
Teco Energy, Inc.                                          1,600       27,488
TXU Corp.                                                  3,700      185,703
Xcel Energy, Inc.                                          3,200       59,072
                                                                   ----------
                                                                    2,691,493
                                                                   ----------
ELECTRICAL EQUIPMENT -- 0.4%
American Power Conversion Corp.                            1,400       30,800
Cooper Industries, Ltd. Class A                              700       51,100
Emerson Electric Co.                                       3,200      239,040
Rockwell Automation, Inc.                                  1,400       82,824
                                                                   ----------
                                                                      403,764
                                                                   ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.5%
Agilent Technologies, Inc.*                                3,200      106,528
Applera Corp.-Applied Biosystems Group                     1,400       37,184
Fisher Scientific International, Inc.*                       900       55,674
Jabil Circuit, Inc.*                                       1,300       48,217
Millipore Corp.*                                             400       26,416
Molex, Inc.                                                1,100       28,545
Sanmina-SCI Corp.*                                         4,500       19,170
Solectron Corp.*                                           7,200       26,352
Symbol Technologies, Inc.                                  2,100       26,922
Tektronix, Inc.                                              600       16,926
Thermo Electron Corp.*                                     1,200       36,156
Waters Corp.*                                                800       30,240
                                                                   ----------
                                                                      458,330
                                                                   ----------
ENERGY EQUIPMENT & SERVICES -- 1.5%
Baker Hughes, Inc.                                         2,600      158,028
BJ Services Co.                                            2,500       91,675
Halliburton Co.                                            3,900      241,644
Nabors Industries, Ltd.*                                   1,200       90,900
National-Oilwell Varco, Inc.*                              1,300       81,510
Rowan Cos., Inc.                                             800       28,512
Schlumberger, Ltd.                                         4,500      437,175
Transocean, Inc.*                                          2,500      174,225
Weatherford International, Ltd.*                           2,200       79,640
                                                                   ----------
                                                                    1,383,309
                                                                   ----------
FOOD & DRUG RETAILING -- 2.2%
Albertson's, Inc.                                          2,900       61,915
Costco Wholesale Corp.                                     3,600      178,092
CVS Corp.                                                  6,200      163,804
Kroger Co.*                                                5,700      107,616
Safeway, Inc.                                              3,500       82,810
SUPERVALU, Inc.                                            1,000       32,480
Sysco Corp.                                                4,800      149,040
Wal-Mart Stores, Inc.                                     19,200      898,560
Walgreen Co.                                               7,800      345,228
                                                                   ----------
                                                                    2,019,545
                                                                   ----------

                                                          SHARES      VALUE+
                                                          ------   ----------

COMMON STOCK (CONTINUED)
FOOD PRODUCTS -- 1.0%
Archer-Daniels-Midland Co.                                 5,000   $  123,300
Campbell Soup Co.                                          1,400       41,678
ConAgra Foods, Inc.                                        4,100       83,148
General Mills, Inc.                                        2,700      133,164
H.J. Heinz Co.                                             2,600       87,672
Hershey Co.                                                1,400       77,350
Kellogg Co.                                                2,000       86,440
McCormick & Co., Inc.                                      1,000       30,920
Sara Lee Corp.                                             5,800      109,620
Tyson Foods, Inc. Class A                                  1,900       32,490
Wm. Wrigley Jr., Co.                                       1,400       93,086
                                                                   ----------
                                                                      898,868
                                                                   ----------
GAS UTILITIES -- 0.4%
El Paso Corp.                                              5,200       63,232
KeySpan Corp.                                              1,300       46,397
Kinder Morgan, Inc.                                          800       73,560
Nicor, Inc.                                                  300       11,793
NiSource, Inc.                                             2,100       43,806
Peoples Energy Corp.                                         300       10,521
Sempra Energy                                              2,000       89,680
                                                                   ----------
                                                                      338,989
                                                                   ----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.8%
Bausch & Lomb, Inc.                                          400       27,160
Baxter International, Inc.                                 4,800      180,720
Becton, Dickinson & Co.                                    1,900      114,152
Biomet, Inc.                                               1,900       69,483
Boston Scientific Corp.*                                   4,500      110,205
C.R. Bard, Inc.                                              800       52,736
Guidant Corp.                                              2,500      161,875
Medtronic, Inc.                                            9,300      535,401
PerkinElmer, Inc.                                          1,100       25,916
St. Jude Medical, Inc.*                                    2,800      140,560
Stryker Corp.                                              2,200       97,746
Zimmer Holdings, Inc.*                                     1,900      128,136
                                                                   ----------
                                                                    1,644,090
                                                                   ----------
HEALTH CARE PROVIDERS & SERVICES -- 3.0%
Aetna, Inc.                                                2,200      207,482
AmerisourceBergen Corp.                                    1,600       66,240
Cardinal Health, Inc.                                      3,300      226,875
Caremark Rx, Inc.*                                         3,400      176,086
CIGNA Corp.                                                1,000      111,700
Coventry Health Care, Inc.*                                1,250       71,200
Express Scripts, Inc.*                                     1,100       92,180
Gilead Sciences, Inc.*                                     3,500      184,205
HCA, Inc.                                                  3,300      166,650
Health Management Associates, Inc. Class A                 1,900       41,724
Humana, Inc.*                                              1,200       65,196
IMS Health, Inc.                                           1,900       47,348
Laboratory Corp. of America Holdings*                      1,000       53,850
Manor Care, Inc.                                             600       23,862
McKesson Corp.                                             2,400      123,816
Patterson Cos., Inc.*                                      1,100       36,740
Quest Diagnostics, Inc.                                    1,300       66,924
Tenet Healthcare Corp.*                                    3,600       27,576
UnitedHealth Group, Inc.                                   9,700      602,758

                       See Notes to Financial Statements.

                            HARRIS INSIGHT INDEX FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                                         SHARES       VALUE+
                                                       ---------   ------------

COMMON STOCK (CONTINUED)
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
WellPoint, Inc.*                                           4,700   $    375,013
                                                                   ------------
                                                                      2,767,425
                                                                   ------------
HOTELS, RESTAURANTS & LEISURE -- 1.2%
Carnival Corp.                                             3,300        176,451
Darden Restaurants, Inc.                                   1,000         38,880
Hilton Hotels Corp.                                        2,600         62,686
Marriott International, Inc. Class A                       1,300         87,061
McDonald's Corp.                                           9,700        327,084
Starbucks Corp.*                                           5,900        177,059
Starwood Hotels & Resorts Worldwide, Inc.                  1,700        108,562
Wendy's International, Inc.                                  900         49,734
Yum! Brands, Inc.                                          2,200        103,136
                                                                   ------------
                                                                      1,130,653
                                                                   ------------
HOUSEHOLD DURABLES -- 0.7%
Black & Decker Corp.                                         600         52,176
Centex Corp.                                               1,000         71,490
D.R. Horton, Inc.                                          2,100         75,033
Fortune Brands, Inc.                                       1,100         85,822
KB Home                                                      600         43,596
Leggett & Platt, Inc.                                      1,400         32,144
Lennar Corp. Class A                                       1,000         61,020
Maytag Corp.                                                 600         11,292
Newell Rubbermaid, Inc.                                    2,100         49,938
Pulte Homes, Inc.                                          1,600         62,976
Snap-On, Inc.                                                400         15,024
Stanley Works, Inc.                                          600         28,824
Whirlpool Corp.                                              500         41,880
                                                                   ------------
                                                                        631,215
                                                                   ------------
HOUSEHOLD PRODUCTS -- 2.2%
Clorox Co.                                                 1,200         68,268
Colgate-Palmolive Co.                                      4,000        219,400
Kimberly-Clark Corp.                                       3,600        214,740
Procter & Gamble Co.                                      25,653      1,484,767
                                                                   ------------
                                                                      1,987,175
                                                                   ------------
INDUSTRIAL CONGLOMERATES -- 4.2%
General Electric Co.                                      81,000      2,839,050
Textron, Inc.                                              1,000         76,980
3M Co.                                                     5,800        449,500
Tyco International, Ltd.                                  15,400        444,444
                                                                   ------------
                                                                      3,809,974
                                                                   ------------
INSURANCE -- 4.6%
ACE, Ltd.                                                  2,500        133,600
AFLAC, Inc.                                                3,800        176,396
Allstate Corp.                                             5,000        270,350
American International Group, Inc.                        19,900      1,357,777
Aon Corp.                                                  2,500         89,875
Chubb Corp.                                                1,500        146,475
Cincinnati Financial Corp.                                 1,304         58,263
Genworth Financial, Inc. Class A                           2,900        100,282
Hartford Financial Services Group, Inc.                    2,300        197,547
Jefferson-Pilot Corp.                                      1,000         56,930
Lincoln National Corp.                                     1,300         68,939

                                                         SHARES       VALUE+
                                                       ---------   ------------

COMMON STOCK (CONTINUED)
INSURANCE (CONTINUED)
Loews Corp.                                                1,000   $     94,850
Marsh & McLennan Cos., Inc.                                4,200        133,392
MBIA, Inc.                                                 1,000         60,160
MetLife, Inc.                                              5,800        284,200
MGIC Investment Corp.                                        700         46,074
Progressive Corp.                                          1,500        175,170
Prudential Financial, Inc.                                 3,900        285,441
Safeco Corp.                                                 900         50,850
St. Paul Travelers Cos., Inc.                              5,259        234,919
Torchmark Corp.                                              800         44,480
UnumProvident Corp.                                        2,300         52,325
XL Capital, Ltd. Class A                                   1,200         80,856
                                                                   ------------
                                                                      4,199,151
                                                                   ------------
INTERNET & CATALOG RETAIL -- 0.4%
eBay, Inc.*                                                8,700        376,275
                                                                   ------------
INTERNET SOFTWARE & SERVICES -- 0.4%
Sabre Holdings Corp. Class A                               1,100         26,521
Yahoo!, Inc.*                                              9,700        380,046
                                                                   ------------
                                                                        406,567
                                                                   ------------
IT CONSULTING & SERVICES -- 1.0%
Affiliated Computer Services, Inc. Class A*                1,000         59,180
Automatic Data Processing, Inc.                            4,400        201,916
Computer Sciences Corp.*                                   1,400         70,896
Convergys Corp.*                                           1,200         19,020
Electronic Data Systems Corp.                              4,100         98,564
First Data Corp.                                           5,900        253,759
Fiserv, Inc.*                                              1,400         60,578
Paychex, Inc.                                              2,600         99,112
Unisys Corp.*                                              2,900         16,907
                                                                   ------------
                                                                        879,932
                                                                   ------------
LEISURE EQUIPMENT & PRODUCTS -- 0.2%
Brunswick Corp.                                              700         28,462
Eastman Kodak Co.                                          2,200         51,480
Hasbro, Inc.                                               1,500         30,270
Mattel, Inc.                                               3,200         50,624
                                                                   ------------
                                                                        160,836
                                                                   ------------
MACHINERY -- 1.4%
American Standard Cos., Inc.                               1,400         55,930
Caterpillar, Inc.                                          5,200        300,404
Cummins, Inc.                                                400         35,892
Danaher Corp.                                              1,800        100,404
Deere & Co.                                                1,800        122,598
Dover Corp.                                                1,600         64,784
Eaton Corp.                                                1,100         73,799
Illinois Tool Works, Inc.                                  1,600        140,784
Ingersoll-Rand Co. Class A                                 2,500        100,925
ITT Industries, Inc.                                         700         71,974
Navistar International Corp.*                                500         14,310
Paccar, Inc.                                               1,300         89,999
Pall Corp.                                                 1,000         26,860
Parker-Hannifin Corp.                                        900         59,364
                                                                   ------------
                                                                      1,258,027
                                                                   ------------

                       See Notes to Financial Statements.

                            HARRIS INSIGHT INDEX FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                                         SHARES       VALUE+
                                                       ---------   ------------

COMMON STOCK (CONTINUED)
MEDIA -- 3.2%
CCE Spinco, Inc.*                                            512   $      6,707
Clear Channel Communications, Inc.                         4,100        128,945
Comcast Corp. Class A*                                    16,700        433,532
Dow Jones & Co., Inc.                                        500         17,745
Gannett Co., Inc.                                          1,800        109,026
Interpublic Group of Cos., Inc.*                           3,300         31,845
Knight-Ridder, Inc.                                          500         31,650
McGraw-Hill Cos., Inc.                                     2,900        149,727
Meredith Corp.                                               300         15,702
Monster Worldwide, Inc.*                                     900         36,738
New York Times Co. Class A                                 1,100         29,095
News Corp. Class A                                        18,700        290,785
Omnicom Group, Inc.                                        1,400        119,182
Time Warner, Inc.                                         35,800        624,352
Tribune Co.                                                2,000         60,520
Univision Communications, Inc. Class A*                    1,700         49,963
Viacom, Inc. Class B*                                     11,900        387,940
Walt Disney Co.                                           14,800        354,756
                                                                   ------------
                                                                      2,878,210
                                                                   ------------
METALS & MINING -- 0.8%
Alcoa, Inc.                                                6,700        198,119
Allegheny Technologies, Inc.                                 700         25,256
Freeport-McMoRan Copper & Gold, Inc. Class B               1,400         75,320
Newmont Mining Corp.                                       3,400        181,560
Nucor Corp.                                                1,200         80,064
Phelps Dodge Corp.                                           800        115,096
United States Steel Corp.                                    900         43,263
                                                                   ------------
                                                                        718,678
                                                                   ------------
MULTI-UTILITIES -- 0.1%
Dynegy, Inc. Class A*                                      2,400         11,616
Williams Cos., Inc.                                        4,500        104,265
                                                                   ------------
                                                                        115,881
                                                                   ------------
MULTILINE RETAIL -- 1.1%
Amazon.com, Inc.*                                          2,400        113,160
Big Lots, Inc.*                                              900         10,809
Dillard's, Inc. Class A                                      500         12,410
Dollar General Corp.                                       2,500         47,675
Family Dollar Stores, Inc.                                 1,300         32,227
Federated Department Stores, Inc.                          2,080        137,967
J.C. Penney Co., Inc. (Holding Co.)                        1,800        100,080
Kohls Corp.*                                               2,600        126,360
Nordstrom, Inc.                                            1,700         63,580
Target Corp.                                               6,700        368,299
                                                                   ------------
                                                                      1,012,567
                                                                   ------------
OFFICE ELECTRONICS -- 0.1%
Xerox Corp.*                                               7,500        109,875
                                                                   ------------
OIL & GAS -- 7.0%
Amerada Hess Corp.                                           600         76,092
Anadarko Petroleum Corp.                                   1,800        170,550
Apache Corp.                                               2,500        171,300
Ashland, Inc.                                                600         34,740
Burlington Resources, Inc.                                 2,900        249,980

                                                         SHARES       VALUE+
                                                       ---------   ------------

COMMON STOCK (CONTINUED)
OIL & GAS (CONTINUED)
Chevron Corp.                                             17,189   $    975,819
ConocoPhillips                                            10,600        616,708
Devon Energy Corp.                                         3,400        212,636
EOG Resources, Inc.                                        1,900        139,403
Exxon Mobil Corp.                                         47,700      2,679,309
Kerr-McGee Corp.                                             900         81,774
Marathon Oil Corp.                                         2,778        169,375
Murphy Oil Corp.                                           1,300         70,187
Noble Corp.                                                1,000         70,540
Occidental Petroleum Corp.                                 3,100        247,628
Sunoco, Inc.                                               1,000         78,380
Valero Energy Corp.                                        4,800        247,680
XTO Energy, Inc.                                           2,800        123,032
                                                                   ------------
                                                                      6,415,133
                                                                   ------------
PAPER & FOREST PRODUCTS -- 0.4%
International Paper Co.                                    3,800        127,718
Louisiana-Pacific Corp.                                      800         21,976
MeadWestvaco Corp.                                         1,400         39,242
Office Max, Inc.                                             500         12,680
Plum Creek Timber Co., Inc.                                1,400         50,470
Weyerhaeuser Co.                                           1,900        126,046
                                                                   ------------
                                                                        378,132
                                                                   ------------
PERSONAL PRODUCTS -- 0.1%
Alberto-Culver Co.                                           600         27,450
Avon Products, Inc.                                        3,500         99,925
                                                                   ------------
                                                                        127,375
                                                                   ------------
PHARMACEUTICALS -- 6.3%
Abbott Laboratories                                       11,900        469,217
Allergan, Inc.                                             1,000        107,960
Bristol-Myers Squibb Co.                                  15,000        344,700
Eli Lilly & Co.                                            8,700        492,333
Forest Laboratories, Inc.*                                 2,600        105,768
Hospira, Inc.*                                             1,250         53,475
Johnson & Johnson                                         22,800      1,370,280
King Pharmaceuticals, Inc.*                                2,000         33,840
Medco Health Solutions, Inc.*                              2,400        133,920
Merck & Co., Inc.                                         16,800        534,408
Mylan Laboratories, Inc.                                   1,800         35,928
Pfizer, Inc.                                              56,500      1,317,580
Schering Plough Corp.                                     11,300        235,605
Watson Pharmaceuticals, Inc.*                                800         26,008
Wyeth                                                     10,300        474,521
                                                                   ------------
                                                                      5,735,543
                                                                   ------------
REAL ESTATE -- 0.5%
Apartment Investment & Management Co.
   Class A                                                   700         26,509
Archstone-Smith Trust                                      1,600         67,024
Equity Office Properties Trust                             3,100         94,023
ProLogis                                                   1,900         88,768
Public Storage, Inc.                                         600         40,632
Simon Property Group, Inc.                                 1,400        107,282
Vornado Realty Trust                                         900         75,123
                                                                   ------------
                                                                        499,361
                                                                   ------------

                       See Notes to Financial Statements.

                            HARRIS INSIGHT INDEX FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                                         SHARES       VALUE+
                                                       ---------   ------------

COMMON STOCK (CONTINUED)
ROAD & RAIL -- 0.7%
Burlington Northern Santa Fe Corp.                         2,900   $    205,378
CSX Corp.                                                  1,700         86,309
Norfolk Southern Corp.                                     3,100        138,973
Ryder System, Inc.                                           500         20,510
Union Pacific Corp.                                        2,000        161,020
                                                                   ------------
                                                                        612,190
                                                                   ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 3.0%
Advanced Micro Devices, Inc.*                              3,100         94,860
Altera Corp.*                                              2,900         53,737
Analog Devices, Inc.                                       2,800        100,436
Applied Materials, Inc.                                   12,400        222,456
Applied Micro Circuits Corp.*                              2,600          6,682
Broadcom Corp. Class A*                                    2,200        103,730
Intel Corp.                                               46,200      1,153,152
KLA-Tencor Corp.                                           1,500         73,995
Linear Technology Corp.                                    2,300         82,961
LSI Logic Corp.*                                           3,300         26,400
Maxim Integrated Products, Inc.                            2,500         90,600
Micron Technology, Inc.*                                   4,800         63,888
National Semiconductor Corp.                               2,600         67,548
Novellus Systems, Inc.*                                    1,000         24,120
NVIDIA Corp.*                                              1,300         47,528
PMC-Sierra, Inc.*                                          1,500         11,565
QLogic Corp.*                                                600         19,506
Teradyne, Inc.*                                            1,500         21,855
Texas Instruments, Inc.                                   12,400        397,668
Xilinx, Inc.                                               2,700         68,067
                                                                   ------------
                                                                      2,730,754
                                                                   ------------
SOFTWARE -- 3.4%
Adobe Systems, Inc.                                        4,200        155,232
Autodesk, Inc.                                             1,800         77,310
BMC Software, Inc.*                                        1,800         36,882
Citrix Systems, Inc.*                                      1,400         40,292
Computer Associates International, Inc.                    3,493         98,468
Compuware Corp.*                                           3,000         26,910
Electronic Arts, Inc.*                                     2,300        120,313
Intuit, Inc.*                                              1,400         74,620
Mercury Interactive Corp.*                                   700         19,453
Microsoft Corp.                                           70,200      1,835,730
Novell, Inc.*                                              2,900         25,607
Oracle Corp.*                                             28,800        351,648
Parametric Technology Corp.*                               2,300         14,030
Siebel Systems, Inc.                                       4,100         43,378
Symantec Corp.*                                            8,266        144,655
                                                                   ------------
                                                                      3,064,528
                                                                   ------------
SPECIALTY RETAIL -- 2.1%
Autozone, Inc.*                                              400         36,700
Bed, Bath & Beyond, Inc.*                                  2,300         83,145
Best Buy Co., Inc.                                         3,150        136,962
Circuit City Stores, Inc.                                  1,200         27,108
Gap, Inc.                                                  4,500         79,380
Home Depot, Inc.                                          16,300        659,824
Limited Brands                                             2,700         60,345

                                                         SHARES       VALUE+
                                                       ---------   ------------

COMMON STOCK (CONTINUED)
SPECIALTY RETAIL (CONTINUED)
Lowe's Cos., Inc.                                          6,000   $    399,960
Office Depot, Inc.*                                        2,400         75,360
RadioShack Corp.                                           1,100         23,133
Sherwin Williams Co.                                         900         40,878
Staples, Inc.                                              5,600        127,176
Tiffany & Co., Inc.                                        1,100         42,119
TJX Cos., Inc.                                             3,500         81,305
                                                                   ------------
                                                                      1,873,395
                                                                   ------------
TEXTILES & APPAREL -- 0.4%
Coach, Inc.*                                               2,900         96,686
Jones Apparel Group, Inc.                                    900         27,648
Liz Claiborne, Inc.                                          800         28,656
Nike, Inc. Class B                                         1,500        130,185
Reebok International, Ltd.                                   400         23,292
V. F. Corp.                                                  700         38,738
                                                                   ------------
                                                                        345,205
                                                                   ------------
TOBACCO -- 1.4%
Altria Group, Inc.                                        16,000      1,195,520
Reynolds American, Inc.                                      700         66,731
UST, Inc.                                                  1,300         53,079
                                                                   ------------
                                                                      1,315,330
                                                                   ------------
TRADING COMPANIES & DISTRIBUTORS -- 0.0%
Grainger W.W., Inc.                                          600         42,660
                                                                   ------------
TOTAL COMMON STOCK
   (Cost $80,229,266)                                                86,254,835
                                                                   ------------
RIGHTS & WARRANTS -- 0.0%
Seagate Technology Tax Refund Rights
   (Cost $0)                                               8,400              0
                                                                   ------------

COUPON                                                    PAR
 RATE                                      MATURITY      (000)
------                                   -----------   ---------
U.S. TREASURY OBLIGATIONS -- 1.1%
U.S. Treasury Bills **
   (Cost $985,958)
      4.110%                              05/04/06     $   1,000        986,441
                                                                   ------------

                                                        SHARES
                                                       ---------
TEMPORARY INVESTMENTS -- 4.3%
Dreyfus Cash Management Plus #719                         80,639         80,639
Goldman Sachs Financial Square
   Money Market Portfolio                              2,185,201      2,185,201
JPMorgan Prime Money Market Fund                       1,664,861      1,664,861
                                                                   ------------

TOTAL TEMPORARY INVESTMENTS
   (Cost $3,930,701)                                                  3,930,701
                                                                   ------------

TOTAL INVESTMENTS -- 100.1%
(Cost $85,145,925)                                                   91,171,977
                                                                   ------------

                       See Notes to Financial Statements.

                            HARRIS INSIGHT INDEX FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                                                      VALUE+
                                                                   ------------

OTHER ASSETS AND LIABILITIES -- (0.1%)
Dividends receivable and other assets                              $    144,922
Receivable for capital stock sold                                       165,630
Payable for capital stock redeemed                                     (280,508)
Futures margin payable                                                  (21,200)
Investment advisory fee payable                                          (8,297)
Administration fees payable                                              (5,291)
Service plan fees payable                                                (5,302)
Accrued expenses                                                        (35,654)
                                                                   ------------
                                                                        (45,700)
                                                                   ------------

NET ASSETS -- 100.0%
Applicable to 3,867,134 Institutional Shares
   and 760,242 N Shares of beneficial interest
   outstanding, $.001 par value (indefinite
   number of shares has been authorized for
   each class of shares of the Fund) (Note 8)                      $ 91,126,277
                                                                   ============

NET ASSET VALUE, OFFERING, AND REDEMPTION
   PRICE PER INSTITUTIONAL SHARE
   ($76,162,955/3,867,134)                                         $      19.69
                                                                   ============

NET ASSET VALUE, OFFERING, AND REDEMPTION
   PRICE PER N SHARE ($14,963,322/760,242)                         $      19.68
                                                                   ============

----------
The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

      Basis                                                        $ 87,001,909
                                                                   ============
      Gross Appreciation                                           $ 15,537,902
      Gross Depreciation                                            (11,367,834)
                                                                   ------------
      Net Appreciation                                             $  4,170,068
                                                                   ============

+     See Note 2a to the Financial Statements.

*     Non-income producing security.

**    Security pledged as collateral for futures contracts.

                                                       NUMBER OF    UNREALIZED
                                                       CONTRACTS   DEPRECIATION
                                                       ---------   ------------
FUTURES CONTRACTS -- LONG POSITION
   S & P 500 Index, March 2006
   (Notional Value at 12/31/05 is
   $5,019,200.)                                            16      $    (46,400)
                                                           ==      ============

                       See Notes to Financial Statements.

                        HARRIS INSIGHT INTERNATIONAL FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                                         SHARES       VALUE+
                                                       ---------   ------------

COMMON STOCK -- 97.1%
AUSTRALIA -- 1.5%
Westpac Banking Corp.                                    219,934   $  3,668,066
                                                                   ------------
BRAZIL -- 1.9%
Companhia Energetica de Minas Gerais
   S.A. ADR                                               30,000      1,105,800
Petroleo Brasileiro S.A. ADR                              50,000      3,563,500
                                                                   ------------
                                                                      4,669,300
                                                                   ------------
CANADA -- 2.6%
Alcan, Inc.                                              103,800      4,250,610
Celestica, Inc.*                                         201,000      2,122,560
                                                                   ------------
                                                                      6,373,170
                                                                   ------------
CHINA -- 1.1%
Denway Motors, Ltd.                                    5,020,000      1,667,150
Yanzhou Coal Mining Co., Ltd.                          1,790,000      1,148,524
                                                                   ------------
                                                                      2,815,674
                                                                   ------------
FINLAND -- 2.3%
Nokia Oyj                                                173,000      3,164,372
Tietoenator Oyj                                           65,200      2,381,309
                                                                   ------------
                                                                      5,545,681
                                                                   ------------
FRANCE -- 11.1%
Axa S.A.                                                 112,000      3,614,571
BNP Paribas S.A.                                          30,000      2,427,575
Carrefour S.A.                                            77,000      3,608,107
France Telecom S.A.                                      108,000      2,683,794
Schneider Electric S.A.                                   30,200      2,694,034
STMicroelectronics N.V.                                  148,000      2,658,032
Suez S.A.                                                 68,000      2,117,277
Total S.A.                                                17,600      4,421,514
Vivendi Universal S.A.                                   101,000      3,163,910
                                                                   ------------
                                                                     27,388,814
                                                                   ------------
GERMANY -- 6.4%
Adidas-Salomon A.G.                                       11,300      2,140,481
Deutsche Bank A.G.                                        31,000      3,005,789
E.On A.G.                                                 46,300      4,790,222
Linde A.G.                                                29,000      2,258,077
Schering A.G.                                             51,000      3,417,430
                                                                   ------------
                                                                     15,611,999
                                                                   ------------
GREECE -- 0.6%
Folli-Follie S.A.                                         56,000      1,491,707
                                                                   ------------
HONG KONG -- 2.2%
Hutchison Whampoa, Ltd.                                  219,000      2,085,876
Johnson Electric Holdings, Ltd.                        3,515,000      3,332,011
                                                                   ------------
                                                                      5,417,887
                                                                   ------------
INDONESIA -- 0.7%
PT Indonesian Satellite Corp. TBK                      3,100,000      1,750,254
                                                                   ------------
ITALY -- 3.7%
ENI S.P.A.                                               158,000      4,382,705
Saipem S.P.A.                                            117,000      1,919,827

                                                         SHARES       VALUE+
                                                       ---------   ------------

COMMON STOCK (CONTINUED)
ITALY (CONTINUED)
UniCredito Italiano S.P.A.                               397,000   $  2,735,435
                                                                   ------------
                                                                      9,037,967
                                                                   ------------
JAPAN -- 21.1%
Asahi Glass Co., Ltd.                                    280,000      3,615,890
Bank of Yokohama, Ltd.                                   420,000      3,436,639
Canon, Inc.                                               73,000      4,270,997
Chugoku Bank, Ltd.                                       200,000      2,874,465
JS Group Corp.                                           143,000      2,861,576
KDDI Corp.                                                   725      4,180,269
Kyushu Electric Power Co., Inc.                               90          1,954
Marubeni Corp.                                           735,000      3,945,012
Nintendo Co., Ltd.                                        33,800      4,084,029
Nissan Motor Co., Ltd.                                   318,000      3,222,199
Nomura Holdings, Inc.                                    268,000      5,135,710
Shionogi & Co., Ltd.                                     233,000      3,281,579
Sumitomo Corp.                                           200,000      2,586,170
Sumitomo Trust & Banking Co., Ltd.                       516,000      5,272,226
Takeda Pharmaceutical Co., Ltd.                           57,000      3,083,563
                                                                   ------------
                                                                     51,852,278
                                                                   ------------
KOREA -- 2.1%
LG Chem, Ltd.                                             23,000      1,296,928
Samsung Electronics Co., Ltd.                              3,800      2,477,321
Shinsegae Co., Ltd.*                                       3,000      1,314,735
                                                                   ------------
                                                                      5,088,984
                                                                   ------------
NETHERLANDS -- 4.2%
ABN AMRO Holdings N.V.                                   142,694      3,731,765
ING Groep N.V.                                           103,000      3,572,875
Philips Electronics N.V.                                  94,500      2,936,798
                                                                   ------------
                                                                     10,241,438
                                                                   ------------
RUSSIA -- 1.3%
LUKOIL ADR                                                52,000      3,094,000
                                                                   ------------
SINGAPORE -- 2.2%
DBS Group Holdings, Ltd.                                 331,000      3,284,816
Singapore Airlines, Ltd.                                 300,000      2,237,392
                                                                   ------------
                                                                      5,522,208
                                                                   ------------
SOUTH AFRICA -- 0.5%
Telkom South Africa, Ltd.                                 57,000      1,213,868
                                                                   ------------
SPAIN -- 2.3%
Banco Santander Central Hispano S.A.                     190,500      2,514,680
Telefonica Moviles S.A.                                  297,000      3,118,840
                                                                   ------------
                                                                      5,633,520
                                                                   ------------
SWEDEN -- 1.0%
Svenska Handelsbanken A.B.                               104,000      2,578,891
                                                                   ------------
SWITZERLAND -- 8.9%
ABB, Ltd.*                                               430,000      4,172,216
Ciba Specialty Chemicals A.G.                             34,500      2,231,650
Credit Suisse Group                                       78,000      3,977,017
Lonza Group A.G.                                          47,000      2,875,690

                       See Notes to Financial Statements.

                        HARRIS INSIGHT INTERNATIONAL FUND
                      STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                                         SHARES       VALUE+
                                                       ---------   ------------

COMMON STOCK (CONTINUED)
SWITZERLAND (CONTINUED)
Nestle S.A.                                               11,288   $  3,375,963
Novartis A.G.                                             52,500      2,758,742
Serono S.A.                                                3,200      2,549,675
                                                                   ------------
                                                                     21,940,953
                                                                   ------------
TAIWAN -- 0.7%
Taiwan Semiconductor Manufacturing
   Co., Ltd. ADR                                         178,000      1,763,980
                                                                   ------------
UNITED KINGDOM -- 18.7%
AstraZeneca P.L.C.                                        61,500      2,993,367
BP P.L.C.                                                197,497      2,103,309
British Sky Broadcasting Group P.L.C.                    284,000      2,425,993
Cattles P.L.C.                                           489,954      2,775,447
GlaxoSmithKline P.L.C.                                   120,326      3,041,117
Group 4 Securicor P.L.C.                                 900,000      2,492,989
HBOS P.L.C.                                              233,189      3,983,907
HSBC Holdings P.L.C.                                     199,901      3,209,801
ICAP P.L.C.                                              240,520      1,675,939
Kingfisher P.L.C.                                        650,237      2,654,177
Man Group P.L.C.                                          83,800      2,753,780
Reuters Group P.L.C.                                     146,113      1,082,216
Royal Bank of Scotland Group P.L.C.                      110,031      3,322,340
Signet Group P.L.C.                                    1,448,000      2,678,113
Standard Chartered P.L.C.                                120,000      2,673,640
Unilever P.L.C.                                          230,000      2,281,282
Vodafone Group P.L.C.                                  1,757,249      3,794,276
                                                                   ------------
                                                                     45,941,693
                                                                   ------------

TOTAL COMMON STOCK
   (Cost $184,325,144)                                              238,642,332
                                                                   ------------

TEMPORARY INVESTMENTS -- 3.0%
Columbia Prime Reserves Fund
   (Cost $7,451,142)                                   7,451,142      7,451,142
                                                                   ------------

CURRENCY -- 0.0%
Euro Currency
   (Cost $2)                                                   2              3
                                                                   ------------
TOTAL INVESTMENTS -- 100.1%
   (Cost $191,776,288)                                              246,093,477
                                                                   ------------

OTHER ASSETS AND LIABILITIES -- (0.1%)
Dividends receivable and other assets                                   459,241
Receivable for capital stock sold                                       580,000
Payable for securities purchased                                       (894,163)
Payable for capital stock redeemed                                     (124,850)
Investment advisory fee payable                                        (164,653)
Administration fees payable                                             (13,270)
Service plan fees payable                                                (1,102)
Accrued expenses                                                        (57,011)
                                                                   ------------
                                                                       (215,808)
                                                                   ------------

                                                                      VALUE+
                                                                   ------------

NET ASSETS -- 100.0%
Applicable to 13,753,879 Institutional Shares,
   164,241 N Shares, and 20,504
   A Shares of beneficial interest
   outstanding, $.001 par value
   (indefinite number of shares
   has been authorized for each
   class of shares of the Fund) (Note 8)                           $245,877,669
                                                                   ============

NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE
   PER INSTITUTIONAL SHARE ($242,629,239/13,753,879)               $      17.64
                                                                   ============

NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE
   PER N SHARE ($2,899,304/164,241)                                $      17.65
                                                                   ============

NET ASSET VALUE AND REDEMPTION PRICE
   PER A SHARE ($349,126/20,504)                                   $      17.03
                                                                   ============

MAXIMUM PUBLIC OFFERING PRICE PER A SHARE
   ($17.03/0.945) (NOTE 5)                                         $      18.02
                                                                   ============
----------
The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

      Basis                                                        $192,752,570
                                                                   ============
      Gross Appreciation                                           $ 55,091,457
      Gross Depreciation                                             (1,750,550)
                                                                   ------------
      Net Appreciation                                             $ 53,340,907
                                                                   ============

+     See Note 2a to the Financial Statements.

*     Non-income producing security.

ADR   -- American Depositary Receipt.

                       See Notes to Financial Statements.

                        HARRIS INSIGHT INTERNATIONAL FUND
                  STATEMENT OF NET ASSETS BY SECTOR ALLOCATION
                               DECEMBER 31, 2005
--------------------------------------------------------------------------------

Airlines                                                                    0.9%

Automobiles                                                                 2.0%

Banks                                                                      18.6%

Biotechnology                                                               1.0%

Building Products                                                           2.6%

Chemicals                                                                   3.5%

Commercial Services & Supplies                                              1.0%

Communications Equipment                                                    1.3%

Diversified Financials                                                      9.2%

Diversified Telecommunications Services                                     2.3%

Electric Utilities                                                          2.4%

Electrical Equipment                                                        4.1%

Electronic Equipment & Instruments                                          0.9%

Energy Equipment & Services                                                 0.8%

Food & Drug Retailing                                                       2.0%

Food Products                                                               2.3%

Household Durables                                                          1.2%

Industrial Conglomerates                                                    0.8%

Insurance                                                                   1.5%

IT Consulting & Services                                                    1.0%

Media                                                                       2.7%

Metals & Mining                                                             1.7%

Multi-Utilities                                                             0.9%

Office Electronics                                                          1.7%

Oil & Gas                                                                   7.6%

Pharmaceuticals                                                             7.6%

Semiconductor Equipment & Products                                          2.8%

Software                                                                    1.7%

Specialty Retail                                                            2.2%

Textiles & Apparel                                                          1.5%

Trading Companies & Distributors                                            2.7%

Wireless Telecommunications Service                                         4.5%

Cash, Cash Equivalents & Other Assets                                       3.0%

Percentages shown represent the percentage of net assets as of December 31, 2005.

                       See Notes to Financial Statements.

                      HARRIS INSIGHT SMALL-CAP GROWTH FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                                         SHARES       VALUE+
                                                       ---------   ------------

COMMON STOCK -- 97.6%
AEROSPACE & DEFENSE -- 1.4%
Aviall, Inc.*                                             10,130   $    291,744
                                                                   ------------
BANKS -- 1.6%
Prosperity Bancshares, Inc.                               11,480        329,935
                                                                   ------------
BEVERAGES -- 1.8%
Hansen Natural Corp.*                                      4,800        378,288
                                                                   ------------
BIOTECHNOLOGY -- 4.8%
Crucell NV ADR*                                            7,700        197,120
Geron Corp.*                                               9,200         79,212
Kendle International, Inc.*                               10,200        262,548
LifeCell Corp.*                                            8,960        170,867
Meridian Bioscience, Inc.                                 13,700        275,918
                                                                   ------------
                                                                        985,665
                                                                   ------------
COMMERCIAL SERVICES & SUPPLIES -- 8.5%
Bright Horizons Family Solutions, Inc.*                    7,300        270,465
Corporate Executive Board Co.                              3,710        332,787
FactSet Research Systems, Inc.                             8,200        337,512
John H. Harland Co.                                        4,500        169,200
Labor Ready, Inc.*                                        11,000        229,020
McGrath Rentcorp                                           5,000        139,000
Navigant Consulting, Inc.*                                12,500        274,750
                                                                   ------------
                                                                      1,752,734
                                                                   ------------
COMMUNICATIONS EQUIPMENT -- 2.3%
AudioCodes, Ltd.*                                         20,610        228,771
Emulex Corp.*                                             12,500        247,375
                                                                   ------------
                                                                        476,146
                                                                   ------------
COMPUTERS & PERIPHERALS -- 1.6%
Komag, Inc.*                                               4,100        142,106
Rimage Corp.*                                              6,300        182,574
                                                                   ------------
                                                                        324,680
                                                                   ------------
CONSTRUCTION & ENGINEERING -- 0.5%
Perini Corp.*                                              4,240        102,396
                                                                   ------------
DIVERSIFIED FINANCIALS -- 3.7%
CompuCredit Corp.*                                         4,980        191,630
Nationwide Health Properties, Inc.                         9,000        192,600
Nelnet, Inc. Class A*                                      9,210        374,663
                                                                   ------------
                                                                        758,893
                                                                   ------------
ELECTRIC UTILITIES -- 1.3%
El Paso Electric Co.*                                     12,540        263,842
                                                                   ------------
ELECTRICAL EQUIPMENT -- 0.5%
Energy Conversion Devices, Inc.*                           2,300         93,725
                                                                   ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.7%
LSI Industries, Inc.                                       9,800        153,468
Skyworks Solutions, Inc.*                                 16,730         85,156
Teledyne Technologies, Inc.*                               3,880        112,908
                                                                   ------------
                                                                        351,532
                                                                   ------------
ENERGY EQUIPMENT & SERVICES -- 5.1%
Distributed Energy Systems Corp.*                         30,900       233,604

                                                         SHARES       VALUE+
                                                       ---------   ------------

COMMON STOCK (CONTINUED)
ENERGY EQUIPMENT & SERVICES (CONTINUED)
Headwaters, Inc.*                                          7,980        282,811
Hydril*                                                    5,590        349,934
Lufkin Industries, Inc.                                    3,800        189,506
                                                                   ------------
                                                                      1,055,855
                                                                   ------------
FOOD & DRUG RETAILING -- 2.2%
Provide Commerce, Inc.*                                    5,060        167,536
USANA Health Sciences, Inc.*                               7,580        290,769
                                                                   ------------
                                                                        458,305
                                                                   ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 7.7%
AngioDynamics, Inc.*                                       8,000        204,240
CNS, Inc.                                                  7,100        155,561
Dade Behring Holdings, Inc.                                6,020        246,158
IRIS International, Inc.*                                  5,400        118,044
Natus Medical, Inc.*                                      14,000        225,960
Somanetics Corp.*                                          7,700        246,400
Ventana Medical Systems, Inc.*                             6,700        283,745
Vital Signs, Inc.                                          2,400        102,768
                                                                   ------------
                                                                      1,582,876
                                                                   ------------
HEALTH CARE PROVIDERS & SERVICES -- 7.6%
American Dental Partners, Inc.*                            5,250         94,920
Chemed Corp.                                               5,000        248,400
Covance, Inc.*                                             2,080        100,984
Genesis HealthCare Corp.*                                  3,700        135,124
Gentiva Health Services, Inc.*                            12,520        184,545
Matria Healthcare, Inc.*                                   1,700         65,892
PSS World Medical, Inc.*                                  23,400        347,256
Sunrise Senior Living, Inc.*                               9,200        310,132
Ventiv Health, Inc.*                                       3,650         86,213
                                                                   ------------
                                                                      1,573,466
                                                                   ------------
HOTELS, RESTAURANTS & LEISURE -- 1.9%
P.F. Chang's China Bistro, Inc.*                           1,920         95,290
Papa John's International, Inc.*                           3,000        177,930
Texas Roadhouse, Inc. Class A*                             8,120        126,266
                                                                   ------------
                                                                        399,486
                                                                   ------------
INSURANCE -- 3.2%
AmerUs Group Co.                                           6,030        341,720
LandAmerica Financial Group, Inc.                          1,500         93,600
Zenith National Insurance Corp.                            4,750        219,070
                                                                   ------------
                                                                        654,390
                                                                   ------------

INTERNET & CATALOG RETAIL -- 1.7%
Coldwater Creek, Inc.*                                     6,270        191,423
Nutri/System, Inc.*                                        4,500        162,090
                                                                   ------------
                                                                        353,513
                                                                   ------------
INTERNET SOFTWARE & SERVICES -- 4.6%
Digital Insight Corp.*                                     7,500        240,150
Digital River, Inc.*                                       4,640        137,994
eCollege.com, Inc.*                                       18,210        328,326
Entrust, Inc.*                                            17,700         85,668
Online Resources Corp.*                                   13,900        153,595
                                                                   ------------
                                                                        945,733
                                                                   ------------

                       See Notes to Financial Statements.

                      HARRIS INSIGHT SMALL-CAP GROWTH FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                                         SHARES       VALUE+
                                                       ---------   ------------

COMMON STOCK (CONTINUED)
IT CONSULTING & SERVICES -- 3.7%
Agilysys, Inc.                                            17,980   $    327,596
RightNow Technologies, Inc.*                               9,800        180,908
SRA International, Inc. Class A*                           8,200        250,428
                                                                   ------------
                                                                        758,932
                                                                   ------------
LEISURE EQUIPMENT & PRODUCTS -- 0.2%
Jacuzzi Brands, Inc.*                                      5,860         49,224
                                                                   ------------
MACHINERY -- 1.4%
Actuant Corp. Class A                                      1,380         77,004
Gardner Denver, Inc.*                                      4,320        212,976
                                                                   ------------
                                                                        289,980
                                                                   ------------
METALS & MINING -- 1.9%
Joy Global, Inc.                                           2,940        117,600
NS Group, Inc.*                                            6,450        269,674
                                                                   ------------
                                                                        387,274
                                                                   ------------
OIL & GAS -- 4.7%
Gasco Energy, Inc.*                                       25,600        167,168
Giant Industries, Inc.*                                    5,650        293,574
Grey Wolf, Inc.*                                          46,000        355,580
PetroQuest Energy, Inc.*                                  17,950        148,626
                                                                   ------------
                                                                        964,948
                                                                   ------------
PERSONAL PRODUCTS -- 2.2%
Mannatech, Inc.                                            5,230         72,226
Steiner Leisure, Ltd.*                                    10,750        382,270
                                                                   ------------
                                                                        454,496
                                                                   ------------
PHARMACEUTICALS -- 0.4%
Alkermes, Inc.*                                            4,600         87,952
                                                                   ------------

REAL ESTATE -- 2.2%
BioMed Realty Trust, Inc.                                  6,500        158,600
Boykin Lodging Co.*                                        9,300        113,646
HouseValues, Inc.*                                         7,100         92,513
Innkeepers USA Trust                                       5,660         90,560
                                                                   ------------
                                                                        455,319
                                                                   ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 3.0%
Micrel, Inc.*                                             10,790        125,164
Microsemi Corp.*                                          14,370        397,474
Silicon Image, Inc.*                                       9,990         90,410
                                                                   ------------
                                                                        613,048
                                                                   ------------
SOFTWARE -- 8.5%
ANSYS, Inc.*                                               8,820        376,526
Blackbaud, Inc.                                            9,700        165,676
Bottomline Technologies, Inc.*                             5,400         59,508
MICROS Systems, Inc.*                                      2,800        135,296
Parametric Technology Corp.*                              45,900        279,990
Progress Software Corp.*                                   7,300        207,174
Quality Systems, Inc.*                                     1,300         99,788
Radiant Systems, Inc.*                                    13,900        169,024
RSA Security, Inc.*                                        3,000         33,690
TALX Corp.                                                 5,200        237,692
                                                                   ------------
                                                                      1,764,364
                                                                   ------------

                                                         SHARES       VALUE+
                                                       ---------   ------------

COMMON STOCK (CONTINUED)
SPECIALTY RETAIL -- 3.3%
Bebe Stores, Inc.                                          6,900   $     96,807
Cato Corp. Class A                                         5,240        112,398
Charming Shoppes, Inc.*                                   16,950        223,740
Genesco, Inc.*                                             4,130        160,203
PetMed Express, Inc.*                                      6,500         92,105
                                                                   ------------
                                                                        685,253
                                                                   ------------
TEXTILES & APPAREL -- 1.5%
Quiksilver, Inc.*                                         22,380        309,739
                                                                   ------------
WATER UTILITIES -- 0.9%
PICO Holdings, Inc.*                                       5,600        180,656
                                                                   ------------

TOTAL COMMON STOCK
   (Cost $18,802,884)                                                20,134,389
                                                                   ------------
TEMPORARY INVESTMENTS -- 2.4%
Dreyfus Cash Management Plus #719                          1,678          1,678
Goldman Sachs Financial Square
    Money Market Portfolio                               433,614        433,614
JPMorgan Prime Money Market Fund                          56,307         56,307
                                                                   ------------

TOTAL TEMPORARY INVESTMENTS
   (Cost $491,599)                                                      491,599
                                                                   ------------

TOTAL INVESTMENTS -- 100.0%
   (Cost $19,294,483)                                                20,625,988
                                                                   ------------
OTHER ASSETS AND LIABILITIES -- 0.0%
Dividends receivable and other assets                                    14,006
Investment advisory fee payable                                          (7,355)
Administration fees payable                                                (870)
Accrued expenses                                                         (5,667)
                                                                   ------------
                                                                            114
                                                                   ------------

NET ASSETS -- 100.0%
Applicable to 1,521,227 Institutional Shares
   of beneficial interest outstanding, $.001
   par value (indefinite number of shares
   has been authorized for each class of
   shares of the Fund) (Note 8)                                    $ 20,626,102
                                                                   ============

NET ASSET VALUE, OFFERING, AND REDEMPTION
   PRICE PER INSTITUTIONAL SHARE
      ($20,626,102/1,521,227)                                      $      13.56
                                                                   ============

----------
The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

      Basis                                                        $ 19,318,413
                                                                   ============
      Gross Appreciation                                           $  1,737,588
      Gross Depreciation                                               (430,013)
                                                                   ------------
      Net Appreciation                                             $  1,307,575
                                                                   ============

+     See Note 2a to the Financial Statements.

*     Non-income producing security.

ADR --American Depositary Receipt.

                       See Notes to Financial Statements.

                   HARRIS INSIGHT SMALL-CAP OPPORTUNITY FUND
                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                                    SHARES         VALUE+
                                                 ------------   ------------

COMMON STOCK -- 99.9%
AEROSPACE & DEFENSE -- 0.6%
Orbital Sciences Corp.*                               261,200   $  3,353,808
                                                                ------------
AUTO COMPONENTS -- 0.5%
Commercial Vehicle Group, Inc.*                       165,100      3,100,578
                                                                ------------
BANKS -- 6.0%
Chittenden Corp.                                      155,700      4,330,017
Corus Bankshares, Inc.                                 96,700      5,441,309
East West Bancorp, Inc.                               159,000      5,801,910
Hancock Holding Co.                                    80,100      3,028,581
Prosperity Bancshares, Inc.                           147,900      4,250,646
Republic Bancorp, Inc.                                278,182      3,310,366
Texas Regional Bancshares, Inc. Class A                83,250      2,355,975
United Bankshares, Inc.                                89,700      3,161,028
Wintrust Financial Corp.                               80,500      4,419,450
                                                                ------------
                                                                  36,099,282
                                                                ------------
BIOTECHNOLOGY -- 1.9%
Albany Molecular Research, Inc.*                      209,700      2,547,855
LifeCell Corp.*                                       221,270      4,219,619
Meridian Bioscience, Inc.                              94,700      1,907,258
SuperGen, Inc.*                                       529,300      2,672,965
                                                                ------------
                                                                  11,347,697
                                                                ------------
BUILDING PRODUCTS -- 2.3%
Genlyte Group, Inc.*                                   65,000      3,482,050
USG Corp.*                                            159,100     10,341,500
                                                                ------------
                                                                  13,823,550
                                                                ------------
CHEMICALS -- 0.8%
Cambrex Corp.                                         120,000      2,252,400
UAP Holding Corp.                                     128,600      2,626,012
                                                                ------------
                                                                   4,878,412
                                                                ------------
COMMERCIAL SERVICES & SUPPLIES -- 3.4%
Corporate Executive Board Co.                          39,500      3,543,150
John H. Harland Co.                                   130,800      4,918,080
Labor Ready, Inc.*                                    191,100      3,978,702
Navigant Consulting, Inc.*                            268,100      5,892,838
Viad Corp.                                             80,905      2,372,944
                                                                ------------
                                                                  20,705,714
                                                                ------------
COMMUNICATIONS EQUIPMENT -- 2.7%
AudioCodes, Ltd.*                                     451,400      5,010,540
Comtech Telecommunications Corp.*                     118,800      3,628,152
Emulex Corp.*                                         392,100      7,759,659
                                                                ------------
                                                                  16,398,351
                                                                ------------
COMPUTERS & PERIPHERALS -- 3.3%
Intergraph Corp.*                                     256,400     12,771,284
Komag, Inc.*                                          167,000      5,788,220
Presstek, Inc.*                                       126,470      1,143,289
                                                                ------------
                                                                  19,702,793
                                                                ------------
CONTAINERS & PACKAGING -- 1.0%
Silgan Holdings, Inc.                                 167,400      6,046,488
                                                                ------------

                                                    SHARES         VALUE+
                                                 ------------   ------------

COMMON STOCK (CONTINUED)
DISTRIBUTORS -- 0.7%
Building Materials Holding Corp.                       61,300   $  4,181,273
                                                                ------------
DIVERSIFIED FINANCIALS -- 3.8%
Accredited Home Lenders Holding Co.*                  105,000      5,205,900
ASTA Funding, Inc.                                    109,450      2,992,363
CompuCredit Corp.*                                    143,000      5,502,640
MCG Capital Corp.                                     243,400      3,551,206
Nationwide Health Properties, Inc.                    248,400      5,315,760
                                                                ------------
                                                                  22,567,869
                                                                ------------
ELECTRICAL EQUIPMENT -- 3.3%
Energy Conversion Devices, Inc.*                      114,490      4,665,467
NorthWestern Corp.                                    150,400      4,672,928
Thomas & Betts Corp.*                                 177,800      7,460,488
Woodward Governor Co.                                  36,500      3,139,365
                                                                ------------
                                                                  19,938,248
                                                                ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 5.2%
Anixter International, Inc.*                          124,400      4,866,528
Itron, Inc.*                                          160,700      6,434,428
LoJack Corp.*                                         229,300      5,533,009
Multi-Fineline Electronix, Inc.*                      101,900      4,908,523
Park Electrochemical Corp.                            102,300      2,657,754
PortalPlayer, Inc.*                                   118,300      3,350,256
Teledyne Technologies, Inc.*                          119,100      3,465,810
                                                                ------------
                                                                  31,216,308
                                                                ------------
ENERGY EQUIPMENT & SERVICES -- 1.7%
Headwaters, Inc.*                                     145,900      5,170,696
Veritas DGC, Inc.*                                    149,200      5,295,108
                                                                ------------
                                                                  10,465,804
                                                                ------------
FOOD PRODUCTS -- 1.2%
Peet's Coffee & Tea, Inc.*                            100,550      3,051,692
Pilgrim's Pride Corp.                                 121,800      4,038,888
                                                                ------------
                                                                   7,090,580
                                                                ------------
GAS UTILITIES -- 0.9%
AGL Resources, Inc.                                    60,400      2,102,524
Atmos Energy Corp.                                    128,800      3,369,408
                                                                ------------
                                                                   5,471,932
                                                                ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 6.6%
CNS, Inc.                                             187,800      4,114,698
Dade Behring Holdings, Inc.                            83,100      3,397,959
Foxhollow Technologies, Inc.*                         186,200      5,546,898
Hologic, Inc.*                                        108,100      4,099,152
ICU Medical, Inc.*                                     85,700      3,360,297
Intuitive Surgical, Inc.*                              52,700      6,180,129
Palomar Medical Technologies, Inc.*                   134,500      4,712,880
Sybron Dental Specialties, Inc.*                      130,700      5,203,167
Ventana Medical Systems, Inc.*                         69,900      2,960,265
                                                                ------------
                                                                  39,575,445
                                                                ------------
HEALTH CARE PROVIDERS & SERVICES -- 5.6%
Chemed Corp.                                           91,700      4,555,656
Genesis HealthCare Corp.*                             127,300      4,648,996

                       See Notes to Financial Statements.

                    HARRIS INSIGHT SMALL-CAP OPPORTUNITY FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                                    SHARES         VALUE+
                                                 ------------   ------------

COMMON STOCK (CONTINUED)
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Matria Healthcare, Inc.*                               72,600   $  2,813,976
Psychiatric Solutions, Inc.*                          106,100      6,232,314
Sierra Health Services, Inc.*                          75,000      5,997,000
Ventiv Health, Inc.*                                  392,250      9,264,945
                                                                ------------
                                                                  33,512,887
                                                                ------------
HOTELS, RESTAURANTS & LEISURE -- 1.4%
Jack in the Box, Inc.*                                159,600      5,574,828
Steak n Shake Co.*                                    158,100      2,679,795
                                                                ------------
                                                                   8,254,623
                                                                ------------
HOUSEHOLD DURABLES -- 0.9%
Toro Co.                                              125,600      5,497,512
                                                                ------------
INSURANCE -- 2.8%
American Physicians Capital, Inc.*                     60,100      2,751,979
Commerce Group, Inc.                                  121,300      6,948,064
Delphi Financial Group, Inc. Class A                   42,700      1,964,627
Fremont General Corp.                                 223,300      5,187,259
                                                                ------------
                                                                  16,851,929
                                                                ------------
INTERNET & CATALOG RETAIL -- 2.4%
Coldwater Creek, Inc.*                                233,950      7,142,493
Nutri/System, Inc.*                                    78,700      2,834,774
Stamps.com, Inc.*                                     191,900      4,406,024
                                                                ------------
                                                                  14,383,291
                                                                ------------
INTERNET SOFTWARE & SERVICES -- 5.6%
Digital River, Inc.*                                  275,400      8,190,396
InfoSpace, Inc.*                                      114,500      2,956,390
Tessera Technologies, Inc.*                           203,500      5,260,475
TriZetto Group, Inc.*                                 305,600      5,192,144
ValueClick, Inc.*                                     658,900     11,932,679
                                                                ------------
                                                                  33,532,084
                                                                ------------
IT CONSULTING & SERVICES -- 1.5%
Agilysys, Inc.                                        102,300      1,863,906
Optimal Group, Inc. Class A*                          211,900      4,293,094
SRA International, Inc. Class A*                      103,200      3,151,728
                                                                ------------
                                                                   9,308,728
                                                                ------------
LEISURE EQUIPMENT & PRODUCTS -- 2.2%
JAKKS Pacific, Inc.*                                  380,800      7,973,952
RC2 Corp.*                                            149,800      5,320,896
                                                                ------------
                                                                  13,294,848
                                                                ------------
MACHINERY -- 1.8%
A.S.V., Inc.*                                         206,100      5,148,378
Reliance Steel & Aluminum Co.                          92,000      5,623,040
                                                                ------------
                                                                  10,771,418
                                                                ------------
METALS & MINING -- 2.4%
Alliance Resource Partners L.P.                        60,600      2,254,320
Natural Resource Partners L.P.                         44,500      2,236,125
Royal Gold, Inc.                                      205,500      7,137,015
Ryerson, Inc.                                         103,500      2,517,120
                                                                ------------
                                                                  14,144,580
                                                                ------------

                                                    SHARES         VALUE+
                                                 ------------   ------------

COMMON STOCK (CONTINUED)
OFFICE ELECTRONICS -- 0.9%
THQ, Inc.*                                            219,350   $  5,231,498
                                                                ------------
OIL & GAS -- 3.9%
Edge Petroleum Corp.*                                 117,400      2,924,434
Giant Industries, Inc.*                               105,800      5,497,368
Grey Wolf, Inc.*                                    1,118,600      8,646,778
OMI Corp.                                             226,500      4,110,975
TransGlobe Energy Corp.*                              446,700      2,287,104
                                                                ------------
                                                                  23,466,659
                                                                ------------
PERSONAL PRODUCTS -- 0.2%
Inter Parfums, Inc.                                    60,200      1,081,192
                                                                ------------
PHARMACEUTICALS -- 0.7%
ViroPharma, Inc.*                                     237,400      4,403,770
                                                                ------------
REAL ESTATE -- 3.8%
American Home Mortgage Investment Corp.               227,100      7,396,647
BioMed Realty Trust, Inc.                             239,700      5,848,680
GMH Communities Trust                                 191,650      2,972,492
Redwood Trust, Inc.                                    59,800      2,467,348
Senior Housing Properties Trust                       251,600      4,254,556
                                                                ------------
                                                                  22,939,723
                                                                ------------
ROAD & RAIL -- 1.9%
Dollar Thrifty Automotive Group, Inc.*                191,300      6,900,191
GATX Corp.                                            117,900      4,253,832
                                                                ------------
                                                                  11,154,023
                                                                ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 0.9%
Photronics, Inc.*                                     339,500      5,112,870
                                                                ------------
SOFTWARE -- 5.5%
ANSYS, Inc.*                                          162,700      6,945,663
Blackbaud, Inc.                                       255,500      4,363,940
Blackboard, Inc.*                                      87,100      2,524,158
Epicor Software Corp.*                                452,910      6,399,618
Nuance Communications, Inc.*                          670,300      5,114,389
Quest Software, Inc.*                                 538,400      7,855,256
                                                                ------------
                                                                  33,203,024
                                                                ------------
SPECIALTY RETAIL -- 2.8%
Children's Place Retail Stores, Inc.*                 163,700      8,090,054
Conn's, Inc.*                                          77,400      2,853,738
Genesco, Inc.*                                        157,600      6,113,304
                                                                ------------
                                                                  17,057,096
                                                                ------------
TEXTILES & APPAREL -- 4.1%
Guess?, Inc.*                                         203,800      7,255,280
Phillips-Van Heusen Corp.                             222,800      7,218,720
Quiksilver, Inc.*                                     449,800      6,225,232
True Religion Apparel, Inc.*                          256,700      3,953,180
                                                                ------------
                                                                  24,652,412
                                                                ------------
TOBACCO -- 1.6%
Loews Corp. - Carolina Group                          211,800      9,317,082
                                                                ------------

                       See Notes to Financial Statements.

                    HARRIS INSIGHT SMALL-CAP OPPORTUNITY FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                                    SHARES         VALUE+
                                                 ------------   ------------

COMMON STOCK (CONTINUED)
WIRELESS TELECOMMUNICATIONS SERVICES -- 1.1%
j2 Global Communications, Inc.*                       157,200   $  6,718,728
                                                                ------------
TOTAL COMMON STOCK
   (Cost $497,106,450)                                           599,854,109
                                                                ------------
TEMPORARY INVESTMENTS -- 1.3%
Dreyfus Cash Management Plus #719                     537,504        537,504
Goldman Sachs Financial Square
   Money Market Portfolio                           6,726,813      6,726,813
JPMorgan Prime Money Market Fund                      623,482        623,482
                                                                ------------
TOTAL TEMPORARY INVESTMENTS
   (Cost $7,887,799)                                               7,887,799
                                                                ------------
TOTAL INVESTMENTS -- 101.2%
   (Cost $504,994,249)                                           607,741,908
                                                                ------------
OTHER ASSETS AND LIABILITIES -- (1.2%)
Dividends receivable and other assets                                758,529
Receivable for capital stock sold                                    551,212
Payable for securities purchased                                    (112,060)
Payable for capital stock redeemed                                (7,659,981)
Investment advisory fee payable                                     (403,056)
Administration fees payable                                          (33,982)
Service plan fees payable                                            (51,942)
Accrued expenses                                                     (61,158)
                                                                ------------
                                                                  (7,012,438)
                                                                ------------
NET ASSETS -- 100.0%
Applicable to 22,374,396 Institutional Shares,
   5,185,954 N Shares, and 581,091
   A Shares of beneficial interest
   outstanding, $.001 par value
   (indefinite number of shares has been
   authorized for each class of shares of the
   Fund) (Note 8)                                               $600,729,470
                                                                ============

NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE
   PER INSTITUTIONAL SHARE
   ($480,501,445/22,374,396)                                    $      21.48
                                                                ============
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE
   PER N SHARE ($108,133,808/5,185,954)                         $      20.85
                                                                ============
NET ASSET VALUE AND REDEMPTION PRICE
   PER A SHARE ($12,094,217/581,091)                            $      20.81
                                                                ============
MAXIMUM PUBLIC OFFERING PRICE PER A SHARE
   ($20.81/0.945) (NOTE 5)                                      $      22.02
                                                                ============

----------
The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

      Basis                                                     $505,263,431
                                                                ============
      Gross Appreciation                                        $124,900,512
      Gross Depreciation                                         (22,422,035)
                                                                ------------
      Net Appreciation                                          $102,478,477
                                                                ============

+     See Note 2a to the Financial Statements.

*     Non-income producing security.

                       See Notes to Financial Statements.

                       HARRIS INSIGHT SMALL-CAP VALUE FUND
                             STATEMENT OF NET ASSETS
                               DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                                    SHARES         VALUE+
                                                 ------------   ------------

COMMON STOCK -- 97.9%
AEROSPACE & DEFENSE -- 1.8%
Curtiss-Wright Corp.                                   50,660   $  2,766,036
Orbital Sciences Corp.*                               222,800      2,860,752
World Fuel Services Corp.                              73,200      2,468,304
                                                                ------------
                                                                   8,095,092
                                                                ------------
AIRLINES -- 0.4%
ExpressJet Holdings, Inc.*                            229,700      1,858,273
                                                                ------------
AUTO COMPONENTS -- 0.9%
Tenneco Automotive, Inc.*                             213,870      4,193,991
                                                                ------------
BANKS -- 9.7%
Corus Bankshares, Inc.                                 26,355      1,482,996
CVB Financial Corp.                                   121,450      2,466,649
East West Bancorp, Inc.                               128,000      4,670,720
First Niagara Financial Group, Inc.                   295,700      4,278,779
Flagstar Bancorp, Inc.                                178,500      2,570,400
Hanmi Financial Corp.                                 263,000      4,697,180
Independent Bank Corp.                                 67,377      1,834,676
Nara Bancorp, Inc.                                    238,250      4,236,085
Old National Bancorp                                   81,100      1,755,004
Pacific Capital Bancorp                                63,318      2,252,854
Republic Bancorp, Inc.                                437,742      5,209,130
S&T Bancorp, Inc.                                      91,600      3,372,712
United Bankshares, Inc.                               100,000      3,524,000
United Community Banks, Inc.                           74,125      1,976,173
                                                                ------------
                                                                  44,327,358
                                                                ------------
BIOTECHNOLOGY -- 2.5%
Kendle International, Inc.*                           159,700      4,110,678
LifeCell Corp.*                                       202,200      3,855,954
Meridian Bioscience, Inc.                             170,200      3,427,828
                                                                ------------
                                                                  11,394,460
                                                                ------------
CHEMICALS -- 1.5%
Airgas, Inc.                                          144,700      4,760,630
Terra Industries, Inc.*                               412,100      2,307,760
                                                                ------------
                                                                   7,068,390
                                                                ------------
COMMERCIAL SERVICES & SUPPLIES -- 3.3%
Administaff, Inc.                                      61,800      2,598,690
Banta Corp.                                           113,650      5,659,770
Labor Ready, Inc.*                                    188,400      3,922,488
Mobile Mini, Inc.*                                     65,400      3,099,960
                                                                ------------
                                                                  15,280,908
                                                                ------------
COMMUNICATIONS EQUIPMENT -- 2.2%
Powerwave Technologies, Inc. *                        139,500      1,753,515
ViaSat, Inc.*                                         309,200      8,264,916
                                                                ------------
                                                                  10,018,431
                                                                ------------
COMPUTERS & PERIPHERALS -- 3.3%
Intergraph Corp.*                                     111,850      5,571,248
Komag, Inc.*                                          143,400      4,970,244
M-Systems Flash Disk Pioneers, Ltd.*                  132,900      4,401,648
                                                                ------------
                                                                  14,943,140
                                                                ------------

                                                    SHARES         VALUE+
                                                 ------------   ------------

COMMON STOCK (CONTINUED)
CONSTRUCTION & ENGINEERING -- 0.6%
William Lyon Homes, Inc.*                              26,600   $  2,683,940
                                                                ------------
DISTRIBUTORS -- 2.8%
Brightpoint, Inc.*                                    318,500      8,832,005
Building Materials Holding Corp.                       58,329      3,978,621
                                                                ------------
                                                                  12,810,626
                                                                ------------
DIVERSIFIED FINANCIALS -- 6.3%
Arch Capital Group, Ltd.*                             158,880      8,698,680
CharterMac                                            193,110      4,090,070
CompuCredit Corp.*                                     96,550      3,715,244
Corrections Corp. of America*                         137,800      6,196,866
Nelnet, Inc. Class A*                                  90,700      3,689,676
Scottish Re Group, Ltd.                                89,500      2,197,225
                                                                ------------
                                                                  28,587,761
                                                                ------------
ELECTRIC UTILITIES -- 1.3%
Cleco Corp.                                           288,500      6,015,225
                                                                ------------
ELECTRICAL EQUIPMENT -- 1.0%
Acuity Brands, Inc.                                   137,200      4,362,960
                                                                ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 2.6%
Benchmark Electronics, Inc.*                          195,900      6,588,117
Checkpoint Systems, Inc.*                             120,600      2,972,790
Superior Essex, Inc.*                                 112,800      2,274,048
                                                                ------------
                                                                  11,834,955
                                                                ------------
ENERGY EQUIPMENT & SERVICES -- 1.6%
Universal Compression Holdings, Inc.*                 116,700      4,798,704
Veritas DGC, Inc.*                                     70,300      2,494,947
                                                                ------------
                                                                   7,293,651
                                                                ------------
FOOD & DRUG RETAILING -- 0.2%
Nash Finch Co.                                         43,800      1,116,024
                                                                ------------
FOOD PRODUCTS -- 1.8%
Chiquita Brands International, Inc.                   232,100      4,644,321
Pilgrim's Pride Corp.                                 109,050      3,616,098
                                                                ------------
                                                                   8,260,419
                                                                ------------
GAS UTILITIES -- 0.6%
ONEOK, Inc.                                           103,130      2,746,352
                                                                ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 3.8%
CNS, Inc.                                             165,200      3,619,532
IRIS International, Inc.*                             193,900      4,238,654
Matthews International Corp.                           46,100      1,678,501
Somanetics Corp.*                                      88,600      2,835,200
Symmetry Medical, Inc. *                              106,150      2,058,248
West Pharmaceutical Services, Inc.                    115,200      2,883,456
                                                                ------------
                                                                  17,313,591
                                                                ------------
HEALTH CARE PROVIDERS & SERVICES -- 4.3%
Chemed Corp.                                           39,710      1,972,793
HealthExtras, Inc.*                                   298,400      7,489,840

                       See Notes to Financial Statements.

                      HARRIS INSIGHT SMALL-CAP VALUE FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                               DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                                    SHARES         VALUE+
                                                 ------------   ------------

COMMON STOCK (CONTINUED)
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
MedCath Corp. *                                        92,800   $  1,721,440
Option Care, Inc.                                     164,160      2,193,178
Owens & Minor, Inc.                                   128,650      3,541,734
Ventiv Health, Inc.*                                  111,110      2,624,418
                                                                ------------
                                                                  19,543,403
                                                                ------------
HOTELS, RESTAURANTS & LEISURE -- 1.5%
Bluegreen Corp.*                                      264,600      4,180,680
Landry's Restaurants, Inc.                             96,800      2,585,528
                                                                ------------
                                                                   6,766,208
                                                                ------------
HOUSEHOLD DURABLES -- 1.0%
Toro Co.                                              100,900      4,416,393
                                                                ------------
INSURANCE -- 5.5%
American Equity Investment Life Holding Co.           300,990      3,927,919
AmerUs Group Co.                                      133,800      7,582,446
LandAmerica Financial Group, Inc.                     103,300      6,445,920
Max Re Capital, Ltd.                                  170,200      4,420,094
Universal American Financial Corp.*                   181,000      2,729,480
                                                                ------------
                                                                  25,105,859
                                                                ------------
INTERNET SOFTWARE & SERVICES -- 4.1%
Digital Insight Corp.*                                117,900      3,775,158
eCollege.com, Inc.*                                   121,100      2,183,433
Internet Security Systems, Inc.*                      114,300      2,394,585
Netflix, Inc.*                                         85,800      2,321,748
Websense, Inc.*                                       122,900      8,067,156
                                                                ------------
                                                                  18,742,080
                                                                ------------
IT CONSULTING & SERVICES -- 2.3%
Bell Microproducts, Inc.*                             342,500      2,620,125
CIBER, Inc.*                                          396,500      2,616,900
Covansys Corp.*                                       152,835      2,080,084
Sykes Enterprises, Inc.*                              249,900      3,341,163
                                                                ------------
                                                                  10,658,272
                                                                ------------
LEISURE EQUIPMENT & PRODUCTS -- 0.6%
JAKKS Pacific, Inc.*                                  126,900      2,657,286
                                                                ------------
MACHINERY -- 2.2%
Columbus McKinnon Corp.*                              108,400      2,382,632
Graco, Inc.                                            59,012      2,152,758
Navistar International Corp.*                          80,900      2,315,358
Titan International, Inc.                             180,400      3,111,900
                                                                ------------
                                                                   9,962,648
                                                                ------------
MARINE -- 1.8%
General Maritime Corp.                                112,350      4,161,444
Overseas Shipholding Group, Inc.                       81,650      4,114,344
                                                                ------------
                                                                   8,275,788
                                                                ------------
METALS & MINING -- 3.1%
Commercial Metals Co.                                 249,600      9,369,984
NS Group, Inc.*                                       118,490      4,954,067
                                                                ------------
                                                                  14,324,051
                                                                ------------

                                                    SHARES         VALUE+
                                                 ------------   ------------

COMMON STOCK (CONTINUED)
MULTILINE RETAIL -- 0.8%
BJ's Wholesale Club, Inc.*                            128,500   $  3,798,460
                                                                ------------
OIL & GAS -- 4.3%
Clayton Williams Energy, Inc.*                         46,300      1,932,562
Grey Wolf, Inc.*                                      559,000      4,321,070
Houston Exploration Co.*                               76,050      4,015,440
Plains Exploration & Production Co.*                   48,954      1,944,942
Stone Energy Corp.*                                    48,050      2,187,717
Tesoro Corp.                                           85,200      5,244,060
                                                                ------------
                                                                  19,645,791
                                                                ------------
PHARMACEUTICALS -- 0.4%
Bentley Pharmaceuticals, Inc.*                        118,200      1,939,662
                                                                ------------
REAL ESTATE -- 5.6%
American Home Mortgage Investment Corp.                48,500      1,579,645
Centracore Properties Trust                            50,350      1,352,904
Entertainment Properties Trust                        141,290      5,757,568
GMH Communities Trust                                 177,800      2,757,678
Jones Lang LaSalle, Inc.                               63,500      3,197,225
LTC Properties, Inc.                                  100,200      2,107,206
Newcastle Investment Corp.                             67,900      1,687,315
Redwood Trust, Inc.                                    58,550      2,415,773
Trammell Crow Co.*                                    177,600      4,555,440
                                                                ------------
                                                                  25,410,754
                                                                ------------
ROAD & RAIL -- 2.2%
Dollar Thrifty Automotive Group, Inc.*                216,285      7,801,400
Landstar System, Inc.                                  57,200      2,387,528
                                                                ------------
                                                                  10,188,928
                                                                ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 0.8%
Micrel, Inc.*                                         308,500      3,578,600
                                                                ------------
SOFTWARE -- 2.3%
Micromuse, Inc.*                                      489,300      4,839,177
Secure Computing Corp.*                               477,500      5,854,150
                                                                ------------
                                                                  10,693,327
                                                                ------------
SPECIALTY RETAIL -- 4.1%
Conn's, Inc.*                                          74,700      2,754,189
Sonic Automotive, Inc.                                214,300      4,774,604
Sports Authority, Inc.*                                80,200      2,496,626
United Auto Group, Inc.                               139,050      5,311,710
United Rentals, Inc.*                                 143,550      3,357,635
                                                                ------------
                                                                  18,694,764
                                                                ------------
TEXTILES & APPAREL -- 2.8%
Quiksilver, Inc.*                                     410,800      5,685,472
Wolverine World Wide, Inc.                            306,400      6,881,744
                                                                ------------
                                                                  12,567,216
                                                                ------------
TOTAL COMMON STOCK
   (Cost $375,433,861)                                           447,175,037
                                                                ------------

                       See Notes to Financial Statements.

                      HARRIS INSIGHT SMALL-CAP VALUE FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                               DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                                    SHARES         VALUE+
                                                 ------------   ------------

TEMPORARY INVESTMENTS -- 2.5%
Goldman Sachs Financial Square
   Money Market Portfolio                           5,623,616   $  5,623,616
JPMorgan Prime Money Market Fund                    5,920,797      5,920,797
                                                                ------------
TOTAL TEMPORARY INVESTMENTS
   (Cost $11,544,413)                                             11,544,413
                                                                ------------
TOTAL INVESTMENTS -- 100.4%
   (Cost $386,978,274)                                           458,719,450
                                                                ------------
OTHER ASSETS AND LIABILITIES -- (0.4%)
Dividends receivable and other assets                                685,752
Receivable for capital stock sold                                    680,642
Payable for capital stock redeemed                                (2,874,252)
Investment advisory fee payable                                     (280,100)
Administration fees payable                                          (25,222)
Service plan fees payable                                            (46,670)
Accrued expenses                                                     (53,707)
                                                                ------------
                                                                  (1,913,557)
                                                                ------------
NET ASSETS -- 100.0%
Applicable to 7,068,936 Institutional Shares,
  2,344,778 N Shares, and 238,772
  A Shares of beneficial interest outstanding,
  $.001 par value (indefinite number of
  shares has been authorized for each
  class of shares of the Fund) (Note 8)                         $456,805,893
                                                                ============
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE
  PER INSTITUTIONAL SHARE
   ($335,084,689/7,068,936)                                     $      47.40
                                                                ============
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE
  PER N SHARE ($110,495,012/2,344,778)                          $      47.12
                                                                ============
NET ASSET VALUE AND REDEMPTION PRICE
  PER A SHARE ($11,226,192/238,772)                             $      47.02
                                                                ============
MAXIMUM PUBLIC OFFERING PRICE PER A SHARE
  ($47.02/0.945) (NOTE 5)                                       $      49.76
                                                                ============

----------
The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

      Basis                                                     $387,209,534
                                                                ============
      Gross Appreciation                                        $ 85,056,368
      Gross Depreciation                                         (13,546,452)
                                                                ------------
      Net Appreciation                                          $ 71,509,916
                                                                ============

+     See Note 2a to the Financial Statements.

*     Non-income producing security.

                       See Notes to Financial Statements.

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                              HARRIS INSIGHT FUNDS
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                               MONEY MARKET FUNDS
                                                                  -------------------------------------------
                                                                   GOVERNMENT                     TAX-EXEMPT
                                                                  MONEY MARKET    MONEY MARKET   MONEY MARKET
                                                                      FUND            FUND           FUND
                                                                  ------------   -------------   ------------
INVESTMENT INCOME:
   Interest ...................................................   $ 50,606,703   $ 215,059,617   $ 32,621,815
   Dividends ..................................................             --              --             --
   Securities lending income ..................................             --              --             --
                                                                  ------------   -------------   ------------
      Total investment income .................................     50,606,703     215,059,617     32,621,815
                                                                  ------------   -------------   ------------
EXPENSES (NOTE 2F):
   Investment advisory fee (Note 3) ...........................      1,613,540       6,520,668      1,378,657
   Rule 12b-1 fee (Note 4) ....................................      1,921,252       3,677,099        442,084
   Shareholder services fee (Note 4) ..........................      3,402,496       7,422,623        903,675
   Program fee (Note 4) .......................................      2,573,215       4,013,953        382,127
   Transfer agency fee (Note 3) ...............................         96,346         307,607         60,055
   Administration fee (Note 3) ................................      1,883,585       7,728,228      1,605,459
   Custodian fee (Note 3) .....................................         68,951         284,284         62,561
   Trustees' and Officers' fees and expenses ..................         57,710         238,304         49,122
   Audit fee ..................................................         44,907         184,876         37,299
   Legal fee ..................................................         40,062         153,195         31,850
   Reports to shareholders ....................................         97,408         317,399         49,092
   Registration fees ..........................................         45,987          61,623         44,228
   Miscellaneous ..............................................         60,543         324,462         40,413
                                                                  ------------   -------------   ------------
      Total expenses ..........................................     11,906,002      31,234,321      5,086,622
                                                                  ------------   -------------   ------------
   Less investment advisory fee waived (Note 3) ...............             --              --             --
   Less administration fee waived (Note 3) ....................       (867,139)     (4,815,465)      (428,846)
   Less service plan fees waived (Note 4) .....................             --        (417,000)       (26,157)
                                                                  ------------   -------------   ------------
      Net expenses ............................................     11,038,863      26,001,856      4,631,619
                                                                  ------------   -------------   ------------
   NET INVESTMENT INCOME/(LOSS) ...............................     39,567,840     189,057,761     27,990,196
                                                                  ------------   -------------   ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS (NOTE 7):
   Net realized gain/(loss) from:
      Investment transactions .................................             --         (59,770)         9,135
      Futures contracts .......................................             --              --             --
      Foreign currency translations ...........................             --              --             --
      Net increase for payment from affiliate (Note 3) ........             --          31,817         48,496
   Net change in unrealized appreciation/(depreciation) on:
      Investments .............................................             --              --             --
      Futures contracts .......................................             --              --             --
      Foreign currency translations ...........................             --              --             --
                                                                  ------------   -------------   ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS ........             --         (27,953)        57,631
                                                                  ------------   -------------   ------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS .............   $ 39,567,840   $ 189,029,808   $ 28,047,827
                                                                  ============   =============   ============

                       See Notes to Financial Statements.

                                                                                        FIXED INCOME FUNDS
                                                                  ------------------------------------------------------------
                                                                                 HIGH YIELD    INTERMEDIATE      INTERMEDIATE
                                                                      BOND          BOND      GOVERNMENT BOND  TAX-EXEMPT BOND
                                                                      FUND          FUND           FUND              FUND
                                                                  ------------  ------------  ---------------  ---------------
INVESTMENT INCOME:
   Interest ...................................................   $  8,793,864  $  5,571,639   $   1,446,733    $  11,428,649
   Dividends ..................................................             --           327              --               --
   Securities lending income ..................................         11,396        49,004           2,798               --
                                                                  ------------  ------------   -------------    -------------
      Total investment income .................................      8,805,260     5,620,970       1,449,531       11,428,649
                                                                  ------------  ------------   -------------    -------------
EXPENSES (NOTE 2F):
   Investment advisory fee (Note 3) ...........................      1,184,229       342,784         153,700        1,078,309
   Rule 12b-1 fee (Note 4) ....................................          2,014           718           6,674            5,348
   Shareholder services fee (Note 4) ..........................          5,040           548           8,977           17,834
   Program fee (Note 4) .......................................             --            --              --               --
   Transfer agency fee (Note 3) ...............................         32,327        22,937          35,782           43,902
   Administration fee (Note 3) ................................        288,764       131,303          69,649          374,136
   Custodian fee (Note 3) .....................................         13,310        10,292           6,596           14,251
   Trustees' and Officers' fees and expenses ..................          6,676         2,785           1,240            8,732
   Audit fee ..................................................          4,592         2,121             846            6,689
   Legal fee ..................................................          4,300         1,781             703            4,891
   Reports to shareholders ....................................          5,436         2,531           1,232            7,365
   Registration fees ..........................................         42,606        54,108          40,646           45,381
   Miscellaneous ..............................................         26,999        24,056          12,970           29,868
                                                                  ------------  ------------   -------------    -------------
      Total expenses ..........................................      1,616,293       595,964         339,015        1,636,706
                                                                  ------------  ------------   -------------    -------------
   Less investment advisory fee waived (Note 3) ...............       (486,924)     (107,311)       (132,094)        (599,060)
   Less administration fee waived (Note 3) ....................        (86,848)      (46,541)        (28,922)         (92,095)
   Less service plan fees waived (Note 4) .....................             --            --              --               --
                                                                  ------------  ------------   -------------    -------------
      Net expenses ............................................      1,042,521       442,112         177,999          945,551
                                                                  ------------  ------------   -------------    -------------
   NET INVESTMENT INCOME/(LOSS) ...............................      7,762,739     5,178,858       1,271,532       10,483,098
                                                                  ------------  ------------   -------------    -------------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS (NOTE 7):
   Net realized gain/(loss) from:
      Investment transactions .................................        182,614       255,575         107,730          373,552
      Futures contracts .......................................             --            --              --               --
      Foreign currency translations ...........................             --            --              --               --
      Net increase for payment from affiliate (Note 3) ........         37,941         5,192          14,916               --
   Net change in unrealized appreciation/(depreciation) on:
      Investments .............................................     (3,580,636)   (4,143,681)       (534,797)      (5,864,530)
      Futures contracts .......................................             --            --              --               --
      Foreign currency translations ...........................             --            --              --               --
                                                                  ------------  ------------   -------------    -------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS ........     (3,360,081)   (3,882,914)       (412,151)      (5,490,978)
                                                                  ------------  ------------   -------------    -------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS .............   $  4,402,658  $  1,295,944   $     859,381    $   4,992,120
                                                                  ============  ============   =============    =============

                                                                                      FIXED INCOME FUNDS
                                                                     -------------------------------------------------
                                                                           SHORT/                         ULTRA SHORT
                                                                     INTERMEDIATE BOND  TAX-EXEMPT BOND  DURATION BOND
                                                                            FUND              FUND            FUND
                                                                     -----------------  ---------------  -------------
INVESTMENT INCOME:
   Interest .......................................................     $ 11,423,805      $  5,383,972   $ 1,222,723
   Dividends ......................................................               --                --            --
   Securities lending income ......................................           34,449                --            --
                                                                        ------------      ------------   -----------
      Total investment income .....................................       11,458,254         5,383,972     1,222,723
                                                                        ------------      ------------   -----------
EXPENSES (NOTE 2F):
   Investment advisory fee (Note 3) ...............................        1,873,405           484,651        76,829
   Rule 12b-1 fee (Note 4) ........................................            9,825            10,677            --
   Shareholder services fee (Note 4) ..............................           11,684            45,293            --
   Program fee (Note 4) ...........................................               --                --            --
   Transfer agency fee (Note 3) ...................................           52,114            56,790         2,036
   Administration fee (Note 3) ....................................          415,566           177,921        57,531
   Custodian fee (Note 3) .........................................           17,124             8,716        10,414
   Trustees' and Officers' fees and expenses ......................            9,807             3,946         1,442
   Audit fee ......................................................            7,081             2,710         1,420
   Legal fee ......................................................            5,584             2,747         1,146
   Reports to shareholders ........................................            8,352             3,531         1,318
   Registration fees ..............................................           45,728            42,651        25,516
   Miscellaneous ..................................................           32,184            17,279        15,517
                                                                        ------------      ------------   -----------
      Total expenses ..............................................        2,488,454           856,912       193,169
                                                                        ------------      ------------   -----------
   Less investment advisory fee waived (Note 3) ...................         (826,836)         (269,250)      (56,066)
   Less administration fee waived (Note 3) ........................         (119,527)          (51,222)      (41,066)
   Less service plan fees waived (Note 4) .........................               --               --             --
                                                                        ------------      ------------   -----------
      Net expenses ................................................        1,542,091           536,440        96,037
                                                                        ------------      ------------   -----------
   NET INVESTMENT INCOME/(LOSS) ...................................        9,916,163         4,847,532     1,126,686
                                                                        ------------      ------------   -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS (NOTE 7):
   Net realized gain/(loss) from:
      Investment transactions .....................................         (788,257)          672,525      (181,641)
      Futures contracts ...........................................               --                --            --
      Foreign currency translations ...............................               --                --            --
      Net increase for payment from affiliate (Note 3) ............           41,220                --            --
   Net change in unrealized appreciation/(depreciation) on:
      Investments .................................................       (5,513,125)       (2,635,068)       42,933
      Futures contracts ...........................................               --                --            --
      Foreign currency translations ...............................               --                --            --
                                                                        ------------      ------------   -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS ............       (6,260,162)       (1,962,543)     (138,708)
                                                                        ------------      ------------   -----------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS .................     $  3,656,001      $  2,884,989   $   987,978
                                                                        ============      ============   ===========

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                      STATEMENTS OF OPERATIONS (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                                  EQUITY FUNDS
                                                                  -------------------------------------------
                                                                                      CORE         EMERGING
                                                                    BALANCED         EQUITY         MARKETS
                                                                      FUND            FUND           FUND
                                                                  ------------   -------------   ------------
INVESTMENT INCOME:
   Interest ...................................................   $  1,326,659   $      46,437   $    180,639
   Dividends ..................................................        680,387       1,967,961      8,853,781
   Securities lending income ..................................         21,686          33,788         72,538
   Foreign taxes withheld .....................................             --              --       (910,759)
                                                                  ------------   -------------   ------------
      Total investment income .................................      2,028,732       2,048,186      8,196,199
                                                                  ------------   -------------   ------------
EXPENSES (NOTE 2F):
   Investment advisory fee (Note 3) ...........................        380,817         977,260      3,828,565
   Rule 12b - 1 fee (Note 4) ..................................          5,821           2,247          2,395
   Shareholder services fee (Note 4) ..........................         10,556           9,220          6,964
   Transfer agency fee (Note 3) ...............................         34,901          36,396         39,714
   Administration fee (Note 3) ................................        130,778         225,138        476,199
   Custodian fee (Note 3) .....................................         15,328          42,333        419,757
   Trustees' and Officers' fees and expenses ..................          2,797           5,120         11,240
   Audit fee ..................................................          2,130           3,903         17,546
   Legal fee ..................................................          1,791           3,115          8,679
   Reports to shareholders ....................................          2,640           5,436         10,767
   Registration fees ..........................................         42,531          41,602         46,052
   Miscellaneous ..............................................         27,687          15,575        107,936
                                                                  ------------   -------------   ------------
      Total expenses ..........................................        657,777       1,367,345      4,975,814
                                                                  ------------   -------------   ------------
   Less investment advisory fee waived (Note 3) ...............             --              --       (319,051)
   Less administration fee waived (Note 3) ....................        (42,822)        (62,478)      (136,972)
                                                                  ------------   -------------   ------------
      Net expenses ............................................        614,955       1,304,867      4,519,791
                                                                  ------------   -------------   ------------
   NET INVESTMENT INCOME/(LOSS) ...............................      1,413,777         743,319      3,676,408
                                                                  ------------   -------------   ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS (NOTE 7):
   Net realized gain/(loss) from:
      Investment transactions .................................      5,893,084      13,250,214     48,270,429
      Futures contracts .......................................             --              --             --
      Foreign currency translations ...........................             --              --       (617,261)
      Net increase for payment from affiliate (Note 3) ........          8,563          29,622         46,440
   Net change in unrealized appreciation/(depreciation) on:
      Investments .............................................     (1,750,431)     (1,870,582)    33,101,455(1)
      Futures contracts .......................................             --              --             --
      Foreign currency translations ...........................             --              --        (38,632)
                                                                  ------------   -------------   ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS ........      4,151,216      11,409,254     80,762,431
                                                                  ------------   -------------   ------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS .............   $  5,564,993   $  12,152,573   $ 84,438,839
                                                                  ============   =============   ============

(1)   Change in estimated deferred capital gain taxes of $9,685.

                       See Notes to Financial Statements.

                                                                                 EQUITY FUNDS
                                                                  ------------------------------------------
                                                                     EQUITY         INDEX      INTERNATIONAL
                                                                      FUND          FUND            FUND
                                                                  ------------  -------------  -------------
INVESTMENT INCOME:
   Interest ...................................................   $    186,699  $     210,327  $     136,529
   Dividends ..................................................      5,373,422      4,346,458      5,933,452
   Securities lending income ..................................         31,386         31,228          3,612
   Foreign taxes withheld .....................................             --             --       (483,843)
                                                                  ------------  -------------  -------------
      Total investment income .................................      5,591,507      4,588,013      5,589,750
                                                                  ------------  -------------  -------------
EXPENSES (NOTE 2F):
   Investment advisory fee (Note 3) ...........................      1,886,952        497,285      2,327,063
   Rule 12b - 1 fee (Note 4) ..................................          3,669             --            381
   Shareholder services fee (Note 4) ..........................         27,295         27,596          4,654
   Transfer agency fee (Note 3) ...............................         45,613         38,373         33,538
   Administration fee (Note 3) ................................        417,806        375,221        350,476
   Custodian fee (Note 3) .....................................         20,587         90,506        158,916
   Trustees' and Officers' fees and expenses ..................          9,890          9,338          8,151
   Audit fee ..................................................          7,533          5,888          6,893
   Legal fee ..................................................          4,975          6,703          5,624
   Reports to shareholders ....................................          9,238         11,686          7,678
   Registration fees ..........................................         42,558         34,058         41,402
   Miscellaneous ..............................................         16,181         42,924         32,098
                                                                  ------------  -------------  -------------
      Total expenses ..........................................      2,492,297      1,139,578      2,976,874
                                                                  ------------  -------------  -------------
   Less investment advisory fee waived (Note 3) ...............             --        (75,767)      (229,539)
   Less administration fee waived (Note 3) ....................       (104,334)       (54,364)      (103,734)
                                                                  ------------  -------------  -------------
      Net expenses ............................................      2,387,963      1,009,447      2,643,601
                                                                  ------------  -------------  -------------
   NET INVESTMENT INCOME/(LOSS) ...............................      3,203,544      3,578,566      2,946,149
                                                                  ------------  -------------  -------------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS (NOTE 7):
   Net realized gain/(loss) from:
      Investment transactions .................................     25,641,066     14,284,522     21,983,482
      Futures contracts .......................................             --      1,542,405             --
      Foreign currency translations ...........................             --             --       (635,677)
      Net increase for payment from affiliate (Note 3) ........         57,108         57,376         53,032
   Net change in unrealized appreciation/(depreciation) on:
      Investments .............................................      3,027,003    (12,214,547)     5,018,906
      Futures contracts .......................................             --       (130,975)            --
      Foreign currency translations ...........................             --             --        (24,328)
                                                                  ------------  -------------  -------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS ........     28,725,177      3,538,781     26,395,415
                                                                  ------------  -------------  -------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS .............   $ 31,928,721  $   7,117,347  $  29,341,564
                                                                  ============  =============  =============

                                                                                 EQUITY FUNDS
                                                                  -----------------------------------------
                                                                   SMALL-CAP     SMALL-CAP      SMALL-CAP
                                                                     GROWTH     OPPORTUNITY       VALUE
                                                                      FUND          FUND          FUND
                                                                  -----------  -------------  -------------
INVESTMENT INCOME:
   Interest ...................................................   $    12,302  $     375,622  $     240,512
   Dividends ..................................................        38,773      6,574,933      5,920,752
   Securities lending income ..................................         6,673        383,716        163,510
   Foreign taxes withheld .....................................            --             --             --
                                                                  -----------  -------------  -------------
      Total investment income .................................        57,748      7,334,271      6,324,774
                                                                  -----------  -------------  -------------
EXPENSES (NOTE 2F):
   Investment advisory fee (Note 3) ...........................        74,821      5,041,559      3,158,780
   Rule 12b - 1 fee (Note 4) ..................................            --         93,447         22,728
   Shareholder services fee (Note 4) ..........................            --        241,938        188,427
   Transfer agency fee (Note 3) ...............................         1,234        206,551        161,353
   Administration fee (Note 3) ................................        14,602      1,027,924        686,209
   Custodian fee (Note 3) .....................................        17,795         56,163         82,559
   Trustees' and Officers' fees and expenses ..................           382         24,042         15,643
   Audit fee ..................................................           278         14,983         11,137
   Legal fee ..................................................           208         14,015         10,142
   Reports to shareholders ....................................         1,130         24,944         16,236
   Registration fees ..........................................        27,476         55,850         66,872
   Miscellaneous ..............................................         7,842         35,417         20,584
                                                                  -----------  -------------  -------------
      Total expenses ..........................................       145,768      6,836,833      4,440,670
                                                                  -----------  -------------  -------------
   Less investment advisory fee waived (Note 3) ...............       (45,506)            --             --
   Less administration fee waived (Note 3) ....................        (4,410)      (207,754)      (163,610)
                                                                  -----------  -------------  -------------
      Net expenses ............................................        95,852      6,629,079      4,277,060
                                                                  -----------  -------------  -------------
   NET INVESTMENT INCOME/(LOSS) ...............................       (38,104)       705,192      2,047,714
                                                                  -----------  -------------  -------------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS (NOTE 7):
   Net realized gain/(loss) from:
      Investment transactions .................................     1,077,729    124,493,922     75,040,061
      Futures contracts .......................................            --             --             --
      Foreign currency translations ...........................            --             --             --
      Net increase for payment from affiliate (Note 3) ........         2,439        115,505         63,462
   Net change in unrealized appreciation/(depreciation) on:
      Investments .............................................      (499,381)   (99,827,588)   (38,933,390)
      Futures contracts .......................................            --             --             --
      Foreign currency translations ...........................            --             --             --
                                                                  -----------  -------------  -------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS ........       580,787     24,781,839     36,170,133
                                                                  -----------  -------------  -------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS .............   $   542,683  $  25,487,031  $  38,217,847
                                                                  ===========  =============  =============

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                                   MONEY MARKET FUNDS
                                                                 ---------------------------------------------------
                                                                   GOVERNMENT                          TAX-EXEMPT
                                                                  MONEY MARKET      MONEY MARKET       MONEY MARKET
                                                                      FUND              FUND              FUND
                                                                 ---------------   ---------------   ---------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) .................................   $    39,567,840   $   189,057,761   $    27,990,196
Net realized gain/(loss) on investment transactions,
   futures contracts, foreign currency translations,
   and payment from affiliate ................................                --           (27,953)           57,631
Net change in unrealized appreciation/(depreciation)
   of investment transactions, futures contracts, and
   foreign currency translations .............................                --                --                --
                                                                 ---------------   ---------------   ---------------
Increase/(decrease) in net assets from operations ............        39,567,840       189,029,808        28,047,827
                                                                 ---------------   ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2C AND 2D):
Net investment income
   Institutional Shares ......................................        (6,367,320)      (89,985,164)      (21,758,405)
   N Shares ..................................................        (6,450,858)      (28,673,146)       (3,754,385)
   A Shares ..................................................                --                --                --
   Exchange Shares ...........................................                --       (27,037,122)               --
   Service Shares ............................................       (26,756,269)      (43,394,158)       (2,525,903)
                                                                 ---------------   ---------------   ---------------
Total distributions from net investment income ...............       (39,574,447)     (189,089,590)      (28,038,693)
                                                                 ---------------   ---------------   ---------------
Net realized gains on investments:
   Institutional Shares ......................................                --                --                --
   N Shares ..................................................                --                --                --
   A Shares ..................................................                --                --                --
                                                                 ---------------   ---------------   ---------------
Total distributions from net realized gains ..................                --                --                --
                                                                 ---------------   ---------------   ---------------
CAPITAL SHARE TRANSACTIONS (NOTE 6):
Increase/(decrease) in net assets from capital share
   transactions in:
   Institutional Shares ......................................      (117,350,012)    1,061,372,911       275,857,212
   N Shares ..................................................        27,762,971      (259,117,798)       66,675,632
   A Shares ..................................................                --                --                --
   Exchange Shares ...........................................                --       380,501,550                --
   Service Shares ............................................       (19,859,023)       35,239,154       (27,946,250)
                                                                 ---------------   ---------------   ---------------
Increase/(decrease) in net assets from capital share
   transactions ..............................................      (109,446,064)    1,217,995,817       314,586,594
Redemption Fees ..............................................                --                --                --
                                                                 ---------------   ---------------   ---------------
Total increase/(decrease) in net assets ......................      (109,452,671)    1,217,936,035       314,595,728

NET ASSETS:
Beginning of period ..........................................     1,698,320,905     6,629,701,918     1,126,331,721
                                                                 ---------------   ---------------   ---------------
End of period ................................................   $ 1,588,868,234   $ 7,847,637,953   $ 1,440,927,449
                                                                 ===============   ===============   ===============
End of period undistributed net income .......................   $             1   $           (11)  $            (1)

               See Notes to Financial Statements.

                                                                                  FIXED INCOME FUNDS
                                                                  --------------------------------------------------
                                                                                     HIGH YIELD        INTERMEDIATE
                                                                       BOND             BOND         GOVERNMENT BOND
                                                                       FUND             FUND              FUND
                                                                  -------------    ---------------   ---------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) .................................    $   7,762,739     $   5,178,858     $   1,271,532
Net realized gain/(loss) on investment transactions,
   futures contracts, foreign currency translations,
   and payment from affiliate ................................          220,555           260,767           122,646
Net change in unrealized appreciation/(depreciation)
   of investment transactions, futures contracts, and
   foreign currency translations .............................       (3,580,636)       (4,143,681)         (534,797)
                                                                  -------------     -------------    --------------
Increase/(decrease) in net assets from operations ............        4,402,658         1,295,944           859,381
                                                                  -------------     -------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2C AND 2D):
Net investment income
   Institutional Shares ......................................       (8,008,777)       (4,958,568)       (1,101,428)
   N Shares ..................................................         (137,052)          (23,451)         (194,233)
   A Shares ..................................................          (34,170)          (18,173)         (106,117)
   Exchange Shares ...........................................               --                --                --
   Service Shares ............................................               --                --                --
                                                                  -------------     -------------     -------------
Total distributions from net investment income ...............       (8,179,999)       (5,000,192)       (1,401,778)
                                                                  -------------     -------------     -------------
Net realized gains on investments:
   Institutional Shares ......................................               --          (208,373)          (66,654)
   N Shares ..................................................               --              (936)          (14,069)
   A Shares ..................................................               --              (447)           (8,526)
                                                                  -------------     -------------     -------------
Total distributions from net realized gains ..................               --          (209,756)          (89,249)
                                                                  -------------     -------------     -------------
CAPITAL SHARE TRANSACTIONS (NOTE 6):
Increase/(decrease) in net assets from capital share
   transactions in:
   Institutional Shares ......................................       10,824,628        (4,520,980)      (21,297,020)
   N Shares ..................................................         (702,113)           44,000        (7,376,429)
   A Shares ..................................................          (42,131)          277,438          (439,862)
   Exchange Shares ...........................................               --                --                --
   Service Shares ............................................               --                --                --
                                                                  -------------    --------------     -------------
Increase/(decrease) in net assets from capital share
   transactions ..............................................       10,080,384        (4,199,542)      (29,113,311)
Redemption Fees ..............................................           35,937                19             3,009
                                                                  -------------    --------------     -------------
Total increase/(decrease) in net assets ......................        6,338,980        (8,113,527)      (29,741,948)

NET ASSETS:
Beginning of period ..........................................    $ 178,979,614        83,651,871        56,404,859
                                                                  -------------    --------------     -------------
End of period ................................................    $ 185,318,594     $  75,538,344     $  26,662,911
                                                                  =============    ==============     =============
End of period undistributed net income .......................    $          --     $        (562)    $          (1)

                                                                                         FIXED INCOME FUNDS
                                                                 ------------------------------------------------------------------
                                                                  INTERMEDIATE          SHORT/                         ULTRA SHORT
                                                                 TAX-EXEMPT BOND  INTERMEDIATE BOND  TAX-EXEMPT BOND  DURATION BOND
                                                                      FUND              FUND              FUND             FUND
                                                                 ---------------  -----------------  ---------------  -------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) .................................    $  10,483,098     $   9,916,163     $   4,847,532   $   1,126,686
Net realized gain/(loss) on investment transactions,
   futures contracts, foreign currency translations,
   and payment from affiliate ................................          373,552          (747,037)          672,525        (181,641)
Net change in unrealized appreciation/(depreciation)
   of investment transactions, futures contracts, and
   foreign currency translations .............................       (5,864,530)       (5,513,125)       (2,635,068)         42,933
                                                                  -------------     -------------     -------------   -------------
Increase/(decrease) in net assets from operations ............        4,992,120         3,656,001         2,884,989         987,978
                                                                  -------------     -------------     -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2C AND 2D):
Net investment income
   Institutional Shares ......................................       (9,931,683)       (9,803,298)       (3,479,961)     (1,025,675)
   N Shares ..................................................         (462,787)         (237,738)       (1,183,616)             --
   A Shares ..................................................          (88,628)         (139,930)         (183,955)             --
   Exchange Shares ...........................................               --                --                --              --
   Service Shares ............................................               --                --                --              --
                                                                  -------------     -------------     -------------   -------------
Total distributions from net investment income ...............      (10,483,098)      (10,180,966)       (4,847,532)     (1,025,675)
                                                                  -------------     -------------     -------------   -------------
Net realized gains on investments:
   Institutional Shares ......................................               --                --          (564,216)             --
   N Shares ..................................................               --                --          (206,527)             --
   A Shares ..................................................               --                --           (31,102)             --
                                                                  -------------     -------------     -------------   -------------
Total distributions from net realized gains ..................               --                --          (801,845)             --
                                                                  -------------     -------------     -------------   -------------
CAPITAL SHARE TRANSACTIONS (NOTE 6):
Increase/(decrease) in net assets from capital share
   transactions in:
   Institutional Shares ......................................        2,083,754        12,890,356           858,093     (31,002,390)
   N Shares ..................................................        3,965,336        (1,842,670)        4,069,642              --
   A Shares ..................................................         (332,703)         (544,557)          176,335              --
   Exchange Shares ...........................................               --                --                --              --
   Service Shares ............................................               --                --                --              --
                                                                  -------------     -------------     -------------   -------------
Increase/(decrease) in net assets from capital share
   transactions ..............................................        5,716,387        10,503,129         5,104,070     (31,002,390)
Redemption Fees ..............................................            7,740             3,043             2,984              --
                                                                  --------------    -------------     -------------   -------------
Total increase/(decrease) in net assets ......................          233,149         3,981,207         2,342,666     (31,040,087)

NET ASSETS:
Beginning of period ..........................................      243,407,629       262,567,305       105,165,256      51,082,703
                                                                  -------------     -------------     -------------   -------------
End of period ................................................    $ 243,640,778     $ 266,548,512     $ 107,507,922   $  20,042,616
                                                                  =============     =============     =============   =============
End of period undistributed net income .......................    $          --     $          (1)    $          --   $          --

               See Notes to Financial Statements.

                      HARRIS INSIGHT FUNDS

              FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                                   EQUITY FUNDS
                                                                 ------------------------------------------------
                                                                                       CORE          EMERGING
                                                                    BALANCED          EQUITY          MARKETS
                                                                      FUND             FUND            FUND
                                                                 ---------------   -------------   --------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) .................................   $     1,413,777   $     743,319   $    3,676,408
Net realized gain/(loss) on investment transactions,
   futures contracts, foreign currency translations,
   and payment from affiliate ................................         5,901,647      13,279,836       47,699,608
Net change in unrealized appreciation/(depreciation)
   of investment transactions, futures contracts, and
   foreign currency translations .............................        (1,750,431)     (1,870,582)      33,062,823
                                                                 ---------------   -------------   --------------
Increase/(decrease) in net assets from operations ............         5,564,993      12,152,573       84,438,839
                                                                 ---------------   -------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2C AND 2D):
Net investment income
   Institutional Shares ......................................        (1,325,467)       (752,351)      (2,762,215)
   N Shares ..................................................          (108,292)        (27,044)         (33,376)
   A Shares ..................................................           (43,213)         (3,219)          (7,877)
   Exchange Shares ...........................................                --              --               --
   Service Shares ............................................                --              --               --
                                                                 ---------------   -------------   --------------
Total distributions from net investment income ...............        (1,476,972)       (782,614)      (2,803,468)
                                                                 ---------------   -------------   --------------
Net realized gains on investments:
   Institutional Shares ......................................        (4,907,933)    (15,483,987)     (43,682,793)
   N Shares ..................................................          (507,324)       (696,835)        (614,855)
   A Shares ..................................................          (198,579)       (107,294)        (156,658)
                                                                 ---------------   -------------   --------------
Total distributions from net realized gains ..................        (5,613,836)    (16,288,116)     (44,454,306)
                                                                 ---------------   -------------   --------------
CAPITAL SHARE TRANSACTIONS (NOTE 6):
Increase/(decrease) in net assets from capital share
   transactions in:
   Institutional Shares ......................................         8,778,459      12,057,311       (9,782,172)
   N Shares ..................................................         4,769,670       2,745,339        1,671,783
   A Shares ..................................................         1,391,788         234,255          177,964
   Exchange Shares ...........................................                --              --               --
   Service Shares ............................................                --              --               --
                                                                 ---------------   -------------   --------------
Increase/(decrease) in net assets from capital share
   transactions ..............................................        14,939,917      15,036,905       (7,932,425)
                                                                 ---------------   -------------   --------------
Redemption Fees ..............................................             1,430           2,250            1,016
                                                                 ---------------   -------------   --------------
Total increase/(decrease) in net assets ......................        13,415,532      10,120,998       29,249,656

NET ASSETS:
Beginning of period ..........................................        68,890,636     133,233,486      305,923,019
                                                                 ---------------   -------------   --------------
End of period ................................................   $    82,306,168   $ 143,354,484   $  335,172,675
                                                                 ===============   =============   ==============
End of period undistributed net income .......................   $        12,126   $          --   $      203,611

               See Notes to Financial Statements.

                                                                                   EQUITY FUNDS
                                                                 -----------------------------------------------
                                                                    EQUITY           INDEX         INTERNATIONAL
                                                                     FUND             FUND             FUND
                                                                 -------------   ---------------   -------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) .................................   $   3,203,544   $     3,578,566   $   2,946,149
Net realized gain/(loss) on investment transactions,
   futures contracts, foreign currency translations,
   and payment from affiliate ................................      25,698,174        15,884,303      21,400,837
Net change in unrealized appreciation/(depreciation)
   of investment transactions, futures contracts, and
   foreign currency translations .............................       3,027,003       (12,345,522)      4,994,578
                                                                 -------------   ---------------   -------------
Increase/(decrease) in net assets from operations ............      31,928,721         7,117,347      29,341,564
                                                                 -------------   ---------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2C AND 2D):
Net investment income
   Institutional Shares ......................................      (3,096,104)       (3,363,844)     (2,633,696)
   N Shares ..................................................        (164,251)         (232,788)        (26,908)
   A Shares ..................................................         (16,655)               --          (3,563)
   Exchange Shares ...........................................              --                --              --
   Service Shares ............................................              --                --              --
                                                                 -------------   ---------------   -------------
Total distributions from net investment income ...............      (3,277,010)       (3,596,632)     (2,664,167)
                                                                 -------------   ---------------   -------------
Net realized gains on investments:
   Institutional Shares ......................................     (19,067,845)      (16,429,475)             --
   N Shares ..................................................      (1,323,755)       (2,212,103)             --
   A Shares ..................................................        (163,581)               --              --
                                                                 -------------   ---------------   -------------
Total distributions from net realized gains ..................     (20,555,181)      (18,641,578)             --
                                                                 -------------   ---------------   -------------
CAPITAL SHARE TRANSACTIONS (NOTE 6):
Increase/(decrease) in net assets from capital share
   transactions in:
   Institutional Shares ......................................       9,403,205      (221,895,016)      6,185,929
   N Shares ..................................................       3,557,254          (797,697)        539,627
   A Shares ..................................................       1,289,085                --         220,605
   Exchange Shares ...........................................              --                --              --
   Service Shares ............................................              --                --              --
                                                                 -------------   ---------------   -------------
Increase/(decrease) in net assets from capital share
   transactions ..............................................      14,249,544      (222,692,713)      6,946,161
                                                                 -------------   ---------------   -------------
Redemption Fees ..............................................           2,200            60,436           3,669
                                                                 -------------   ---------------   -------------
Total increase/(decrease) in net assets ......................      22,348,274      (237,753,140)     33,627,227

NET ASSETS:
Beginning of period ..........................................     258,261,515       328,879,417     212,250,442
                                                                 -------------   ---------------   -------------
End of period ................................................   $ 280,609,789   $    91,126,277   $ 245,877,669
                                                                 =============   ===============   =============
End of period undistributed net income .......................   $      25,991   $        43,634   $    (528,334)

                                                                                  EQUITY FUNDS
                                                                 --------------------------------------------
                                                                  SMALL-CAP       SMALL-CAP       SMALL-CAP
                                                                   GROWTH        OPPORTUNITY        VALUE
                                                                    FUND             FUND           FUND
                                                                 ------------   -------------   -------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) .................................   $    (38,104)  $     705,192   $   2,047,714
Net realized gain/(loss) on investment transactions,
   futures contracts, foreign currency translations,
   and payment from affiliate ................................      1,080,168     124,609,427      75,103,523
Net change in unrealized appreciation/(depreciation)
   of investment transactions, futures contracts, and
   foreign currency translations .............................       (499,381)    (99,827,588)    (38,933,390)
                                                                 ------------   -------------   -------------
Increase/(decrease) in net assets from operations ............        542,683      25,487,031      38,217,847
                                                                 ------------   -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2C AND 2D):
Net investment income
   Institutional Shares ......................................             --        (889,183)     (1,557,929)
   N Shares ..................................................             --              --        (302,028)
   A Shares ..................................................             --              --         (29,118)
   Exchange Shares ...........................................             --              --              --
   Service Shares ............................................             --              --              --
                                                                 ------------   -------------   -------------
Total distributions from net investment income ...............             --        (889,183)     (1,889,075)
                                                                 ------------   -------------   -------------
Net realized gains on investments:
   Institutional Shares ......................................       (931,644)    (86,243,470)    (49,298,907)
   N Shares ..................................................             --     (20,024,426)    (15,481,558)
   A Shares ..................................................             --      (3,262,573)     (1,581,364)
                                                                 ------------   -------------   -------------
Total distributions from net realized gains ..................       (931,644)   (109,530,469)    (66,361,829)
                                                                 ------------   -------------   -------------
CAPITAL SHARE TRANSACTIONS (NOTE 6):
Increase/(decrease) in net assets from capital share
   transactions in:
   Institutional Shares ......................................     13,619,456       1,203,359     (12,242,601)
   N Shares ..................................................             --      24,660,833      81,445,509
   A Shares ..................................................             --     (49,404,621)      3,759,954
   Exchange Shares ...........................................             --              --              --
   Service Shares ............................................             --              --              --
                                                                 ------------   -------------   -------------
Increase/(decrease) in net assets from capital share
   transactions ..............................................     13,619,456     (23,540,429)     72,962,862
                                                                 ------------   -------------   -------------
Redemption Fees ..............................................             41         121,874         321,854
                                                                 ------------   -------------   -------------
Total increase/(decrease) in net assets ......................     13,230,536    (108,351,176)     43,251,659

NET ASSETS:
Beginning of period ..........................................      7,395,566     709,080,646     413,554,234
                                                                 ------------   -------------   -------------
End of period ................................................   $ 20,626,102   $ 600,729,470   $ 456,805,893
                                                                 ============   =============   =============
End of period undistributed net income .......................   $         --   $      42,229   $      93,210

               See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                                MONEY MARKET FUNDS
                                                                                ---------------------------------------------------
                                                                                   GOVERNMENT                         TAX-EXEMPT
                                                                                  MONEY MARKET      MONEY MARKET     MONEY MARKET
                                                                                      FUND              FUND             FUND
                                                                                ---------------   ---------------  ----------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) ...............................................    $    12,949,692   $    75,400,004  $     11,009,140
Net realized gain/(loss) on investment transactions, futures contracts and
   foreign currency translations ...........................................              6,607            32,115           (23,879)
Net change in unrealized appreciation/(depreciation) of investment
   transactions, futures contracts, and foreign currency translations ......                 --                --                --
                                                                                ---------------   ---------------  ----------------
Increase/(decrease) in net assets from operations ..........................         12,956,299        75,432,119        10,985,261
                                                                                ---------------   ---------------  ----------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2C AND 2D):
Net investment income:
   Institutional Shares ....................................................         (4,454,889)      (42,188,577)       (9,055,423)
   N Shares ................................................................         (2,554,171)      (10,995,280)       (1,347,049)
   A Shares ................................................................                 --                --                --
   B Shares ................................................................                 --               (84)               --
   Exchange Shares .........................................................                 --       (11,512,291)               --
   Service Shares ..........................................................         (5,948,860)      (10,703,770)         (606,668)
                                                                                ---------------   ---------------  ----------------
Total distributions from net investment income .............................        (12,957,920)      (75,400,002)      (11,009,140)
                                                                                ---------------   ---------------  ----------------
Net realized gains on investments:
   Institutional Shares ....................................................                 --                --                --
   N Shares ................................................................                 --                --                --
   A Shares ................................................................                 --                --                --
   B Shares ................................................................                 --                --                --
                                                                                ---------------   ---------------  ----------------
Total distributions from net realized gains ................................                 --                --                --
                                                                                ---------------   ---------------  ----------------
CAPITAL SHARE TRANSACTIONS (NOTE 6):
Increase/(decrease) in net assets from capital share transactions in:
   Institutional Shares ....................................................         82,641,282    (1,126,015,490)      (87,857,065)
   N Shares ................................................................       (139,558,564)     (121,270,995)      (46,666,093)
   A Shares ................................................................                 --                --                --
   B Shares ................................................................                 --           (44,942)               --
   Exchange Shares .........................................................                 --       550,595,881                --
   Service Shares ..........................................................         (4,393,161)     (401,609,381)       (4,156,814)
                                                                                ---------------   ---------------  ----------------
Increase/(decrease) in net assets from capital share transactions ..........        (61,310,443)   (1,098,344,927)     (138,679,972)
                                                                                ---------------   ---------------  ----------------
Redemption Fees ............................................................                 --                --                --
                                                                                ---------------   ---------------  ----------------
Total increase/(decrease) in net assets ....................................        (61,312,064)   (1,098,312,810)     (138,703,851)

NET ASSETS:
Beginning of period ........................................................      1,759,632,969     7,728,014,728     1,265,035,572
                                                                                ---------------   ---------------  ----------------
End of period ..............................................................    $ 1,698,320,905   $ 6,629,701,918  $  1,126,331,721
                                                                                ===============   ===============  ================
End of period undistributed net income .....................................    $             1   $             1  $             --

(1)   For the period 04/01/04 (commencement of operations) to 12/31/04.

                       See Notes to Financial Statements.

                                                                                             FIXED INCOME FUNDS
                                                                        ------------------------------------------------------------
                                                                                       HIGH YIELD    INTERMEDIATE     INTERMEDIATE
                                                                            BOND          BOND      GOVERNMENT BOND  TAX-EXEMPT BOND
                                                                            FUND          FUND           FUND             FUND
                                                                        ------------  ------------  ---------------  ---------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) .........................................  $  6,690,437  $  4,883,804  $    2,582,008   $   10,178,252
Net realized gain/(loss) on investment transactions, futures contracts
   and foreign currency translations .................................     2,836,155     1,470,542         363,983          117,276
Net change in unrealized appreciation/(depreciation) of investment transactions, futures contracts, and foreign currency
   translations ......................................................    (2,112,624)    1,243,837        (774,468)      (3,191,281)
                                                                        ------------  ------------  --------------   --------------
Increase/(decrease) in net assets from operations ....................     7,413,968     7,598,183       2,171,523        7,104,247
                                                                        ------------  ------------  --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2C AND 2D):
Net investment income:
   Institutional Shares ..............................................    (6,771,781)   (4,861,754)     (2,081,486)      (9,764,990)
   N Shares ..........................................................      (176,836)      (14,031)       (490,292)        (320,735)
   A Shares ..........................................................       (24,683)       (8,022)        (75,441)         (70,686)
   B Shares ..........................................................       (13,990)           --         (25,224)         (21,841)
   Exchange Shares ...................................................            --            --              --               --
   Service Shares ....................................................            --            --              --               --
                                                                        ------------  ------------  --------------   --------------
Total distributions from net investment income .......................    (6,987,290)   (4,883,807)     (2,672,443)     (10,178,252)
                                                                        ------------  ------------  --------------   --------------

Net realized gains on investments:
   Institutional Shares ..............................................            --    (1,130,232)       (604,063)              --
   N Shares ..........................................................            --        (5,172)       (160,567)              --
   A Shares ..........................................................            --        (2,760)        (27,552)              --
   B Shares ..........................................................            --            --          (8,040)              --
                                                                        ------------  ------------  --------------   --------------
Total distributions from net realized gains ..........................            --    (1,138,164)       (800,222)              --
                                                                        ------------  ------------  --------------   --------------
CAPITAL SHARE TRANSACTIONS (NOTE 6):
Increase/(decrease) in net assets from capital share transactions in:
   Institutional Shares ..............................................    50,778,625    18,702,160     (23,165,252)        (974,104)
   N Shares ..........................................................    (1,246,978)      306,017      (5,929,499)       1,608,514
   A Shares ..........................................................       128,508       141,234         620,256          109,678
   B Shares ..........................................................      (450,393)           --      (1,132,750)        (721,946)
   Exchange Shares ...................................................            --            --              --               --
   Service Shares ....................................................            --            --              --               --
                                                                        ------------  ------------  --------------   --------------
Increase/(decrease) in net assets from capital share transactions ....    49,209,762    19,149,411     (29,607,245)          22,142
                                                                        ------------  ------------  --------------   --------------
Redemption Fees ......................................................           356            --              --              244
                                                                        ------------  ------------  --------------   --------------
Total increase/(decrease) in net assets ..............................    49,636,796    20,725,623     (30,908,387)      (3,051,619)

NET ASSETS:
Beginning of period ..................................................   129,342,818    62,926,248      87,313,246      246,459,248
                                                                        ------------  ------------  --------------   --------------
End of period ........................................................  $178,979,614  $ 83,651,871  $   56,404,859   $  243,407,629
                                                                        ============  ============  ==============   ==============
End of period undistributed net income ...............................  $         --  $         --  $           --   $           --

                                                                                                FIXED INCOME FUNDS
                                                                              -----------------------------------------------------
                                                                                    SHORT/                            ULTRA SHORT
                                                                              INTERMEDIATE BOND   TAX-EXEMPT BOND    DURATION BOND
                                                                                     FUND              FUND             FUND(1)
                                                                              -----------------   ---------------  ----------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) ..............................................   $    10,374,773     $    4,820,284   $      561,220
Net realized gain/(loss) on investment transactions, futures contracts and
   foreign currency translations ..........................................         2,067,357          2,218,796          (12,166)
Net change in unrealized appreciation/(depreciation) of investment
   transactions, futures contracts, and foreign currency translations .....        (4,570,397)        (3,776,584)        (155,119)
                                                                              ---------------     --------------   --------------
Increase/(decrease) in net assets from operations .........................         7,871,733          3,262,496          393,935
                                                                              ---------------     --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2C AND 2D):
Net investment income:
   Institutional Shares ...................................................       (10,167,225)        (3,601,194)        (696,460)
   N Shares ...............................................................          (301,547)        (1,049,785)              --
   A Shares ...............................................................          (143,706)          (134,247)              --
   B Shares ...............................................................           (24,890)           (35,058)              --
   Exchange Shares ........................................................                --                 --               --
   Service Shares .........................................................                --                 --               --
                                                                              ---------------     --------------   --------------
Total distributions from net investment income ............................       (10,637,368)        (4,820,284)        (696,460)
                                                                              ---------------     --------------   --------------
Net realized gains on investments:
   Institutional Shares ...................................................                --         (1,296,397)              --
   N Shares ...............................................................                --           (406,589)              --
   A Shares ...............................................................                --            (70,045)              --
   B Shares ...............................................................                --                 --               --
                                                                              ---------------     --------------   --------------
Total distributions from net realized gains ...............................                --         (1,773,031)              --
                                                                              ---------------     --------------   --------------
CAPITAL SHARE TRANSACTIONS (NOTE 6):
Increase/(decrease) in net assets from capital share transactions in:
   Institutional Shares ...................................................       (25,860,316)        (8,098,411)      51,385,228
   N Shares ...............................................................        (1,369,907)           645,045               --
   A Shares ...............................................................          (148,209)         1,147,657               --
   B Shares ...............................................................        (1,017,697)        (1,166,445)              --
   Exchange Shares ........................................................                --                 --               --
   Service Shares .........................................................                --                 --               --
                                                                              ---------------     --------------   --------------

Increase/(decrease) in net assets from capital share transactions .........       (28,396,129)        (7,472,154)      51,385,228
                                                                              ---------------     --------------   --------------
Redemption Fees ...........................................................               228              1,692               --
                                                                              ---------------     --------------   --------------
Total increase/(decrease) in net assets ...................................       (31,161,536)       (10,801,281)      51,082,703

NET ASSETS:
Beginning of period .......................................................       293,728,841        115,966,537               --
                                                                              ---------------     --------------   --------------
End of period .............................................................   $   262,567,305     $  105,165,256   $   51,082,703
                                                                              ===============     ==============   ==============
End of period undistributed net income ....................................   $            --     $           --   $      (97,513)

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                                 EQUITY FUNDS
                                                                              -----------------------------------------------------
                                                                                                       CORE            EMERGING
                                                                                  BALANCED            EQUITY           MARKETS
                                                                                    FUND               FUND              FUND
                                                                              -----------------   ---------------  ----------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) ..............................................   $     1,114,488     $      860,956   $     2,758,486
Net realized gain/(loss) on investment transactions, futures contracts,
   foreign currency translations, and payment from affiliate ..............         4,486,441         11,992,329        38,536,109
Net change in unrealized appreciation/(depreciation) of investment
   transactions, futures contracts, and foreign currency translations .....         2,413,626          3,897,730         8,290,261
                                                                              ---------------     --------------   ---------------
Increase/(decrease) in net assets from operations .........................         8,014,555         16,751,015        49,584,856
                                                                              ---------------     --------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2C AND 2D):
Net investment income:
   Institutional Shares ...................................................        (1,152,877)          (791,823)       (2,877,921)
   N Shares ...............................................................           (45,377)           (20,247)          (18,218)
   A Shares ...............................................................           (15,782)            (3,211)           (6,829)
   B Shares ...............................................................            (3,732)                --                --
                                                                              ---------------     --------------   ---------------
Total distributions from net investment income ............................        (1,217,768)          (815,281)       (2,902,968)
                                                                              ---------------     --------------   ---------------

Net realized gains on investments:
   Institutional Shares ...................................................           (60,909)        (6,428,752)      (22,223,374)
   N Shares ...............................................................            (2,836)          (246,677)         (193,875)
   A Shares ...............................................................            (1,556)           (35,781)          (66,348)
   B Shares ...............................................................                --             (1,408)               --
                                                                              ---------------     --------------   ---------------
Total distributions from net realized gains ...............................           (65,301)        (6,712,618)      (22,483,597)
                                                                              ---------------     --------------   ---------------
CAPITAL SHARE TRANSACTIONS (NOTE 6):
Increase/(decrease) in net assets from capital share transactions in:
   Institutional Shares ...................................................         1,194,283         (8,019,868)      (11,278,521)
   N Shares ...............................................................           631,634           (483,009)        1,274,656
   A Shares ...............................................................         1,108,853            245,319           525,865
   B Shares ...............................................................         (462,865)           (141,748)               --
                                                                              ---------------     --------------   ---------------
Increase/(decrease) in net assets from capital share transactions .........         2,471,905         (8,399,306)       (9,478,000)
                                                                              ---------------     --------------   ---------------
Redemption Fees ...........................................................                11                507            15,635
                                                                              ---------------     --------------   ---------------
Total increase/(decrease) in net assets ...................................         9,203,402            824,317        14,735,926

NET ASSETS:
Beginning of period .......................................................        59,687,234        132,409,169       291,187,093
                                                                              ---------------     --------------   ---------------
End of period .............................................................   $    68,890,636     $  133,233,486   $   305,923,019
                                                                              ===============     ==============   ===============
End of period undistributed net income ....................................   $        11,192     $       84,052   $       (62,750)

(1)   See Note 1 to the Financial Statements.

                       See Notes to Financial Statements.

                                                                                                 EQUITY FUNDS
                                                                              -----------------------------------------------------
                                                                                   EQUITY              INDEX         INTERNATIONAL
                                                                                    FUND               FUND              FUND
                                                                              -----------------   ---------------  ----------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) ..............................................   $     2,161,925     $     5,618,665  $     1,789,975
Net realized gain/(loss) on investment transactions,
   futures contracts, foreign currency translations, and
   payment from affiliate .................................................        25,668,621          20,967,402       12,921,250
Net change in unrealized appreciation/(depreciation) of
   investment transactions, futures contracts, and foreign
   currency translations ..................................................        12,977,418           7,482,730       14,959,966
                                                                              ---------------     ---------------  ---------------
Increase/(decrease) in net assets from operations .........................        40,807,964          34,068,797       29,671,191
                                                                              ---------------     ---------------  ---------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2C AND 2D):
Net investment income:
   Institutional Shares ...................................................        (2,088,885)         (5,342,505)      (1,922,497)
   N Shares ...............................................................           (78,269)           (244,177)         (14,607)
   A Shares ...............................................................            (4,273)                 --             (770)
   B Shares ...............................................................                --                  --               --
                                                                              ---------------     ---------------  ---------------
Total distributions from net investment income ............................        (2,171,427)         (5,586,682)      (1,937,874)
                                                                              ---------------     ---------------  ---------------
Net realized gains on investments:
   Institutional Shares ...................................................                --         (18,707,971)              --
   N Shares ...............................................................                --          (1,028,880)              --
   A Shares ...............................................................                --                  --               --
   B Shares ...............................................................                --              (5,018)              --
                                                                              ---------------     ---------------  ---------------
Total distributions from net realized gains ...............................                --         (19,741,869)              --
                                                                              ---------------     ---------------  ---------------
CAPITAL SHARE TRANSACTIONS (NOTE 6):
Increase/(decrease) in net assets from capital share transactions in:
   Institutional Shares ...................................................       (21,932,779)        (50,782,286)      10,728,691
   N Shares ...............................................................        (2,932,442)         (2,940,338)         179,560
   A Shares ...............................................................           712,678                  --           31,553
   B Shares ...............................................................          (400,667)           (499,601)              --
                                                                              ---------------     ---------------  ---------------
Increase/(decrease) in net assets from capital share transactions .........       (24,553,210)        (54,222,225)      10,939,804
                                                                              ---------------     ---------------  ---------------
Redemption Fees ...........................................................             1,950               3,787            3,961
                                                                              ---------------     ---------------  ---------------
Total increase/(decrease) in net assets ...................................        14,085,277         (45,478,192)      38,677,082

NET ASSETS:
Beginning of period .......................................................       244,176,238         374,357,609      173,573,360
                                                                              ---------------     ---------------  ---------------
End of period .............................................................   $   258,261,515     $   328,879,417  $   212,250,442
                                                                              ===============     ===============  ===============
End of period undistributed net income ....................................   $        42,349     $        37,496  $      (235,365)

                                                                                                   EQUITY FUNDS
                                                                                --------------------------------------------------
                                                                                  SMALL-CAP          SMALL-CAP        SMALL-CAP
                                                                                   GROWTH           OPPORTUNITY         VALUE
                                                                                   FUND(1)             FUND              FUND
                                                                                -------------     ---------------  ---------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) ..............................................      $    (39,770)    $     1,941,045  $     2,283,025
Net realized gain/(loss) on investment transactions,
   futures contracts, foreign currency translations, and
   payment from affiliate .................................................         1,450,966          72,743,604       50,641,871
Net change in unrealized appreciation/(depreciation) of
   investment transactions, futures contracts, and
   foreign currency translations ..........................................           (61,106)         56,020,432       35,427,180
                                                                                 ------------     ---------------  ---------------
Increase/(decrease) in net assets from operations .........................         1,350,090         130,705,081       88,352,076
                                                                                 ------------     ---------------  ---------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2C AND 2D):
Net investment income:
   Institutional Shares ...................................................                --          (1,205,561)      (1,779,425)
   N Shares ...............................................................                --             (40,859)        (110,436)
   A Shares ...............................................................                --             (61,462)         (34,662)
   B Shares ...............................................................                --                  --              (87)
                                                                                 ------------     ---------------  ---------------
Total distributions from net investment income ............................                --          (1,307,882)      (1,924,610)
                                                                                 ------------     ---------------  ---------------

Net realized gains on investments:
   Institutional Shares ...................................................                --         (67,434,170)     (44,311,094)
   N Shares ...............................................................                --         (11,092,543)      (3,161,610)
   A Shares ...............................................................                --          (6,130,552)        (916,561)
   B Shares ...............................................................                --             (27,116)         (26,597)
                                                                                 ------------     ---------------  ---------------
Total distributions from net realized gains ...............................                --         (84,684,381)     (48,415,862)
                                                                                 ------------     ---------------  ---------------
CAPITAL SHARE TRANSACTIONS (NOTE 6):
Increase/(decrease) in net assets from capital share transactions in:
   Institutional Shares ...................................................        (2,460,245)         33,587,072       23,011,975
   N Shares ...............................................................                --          31,730,052       27,306,815
   A Shares ...............................................................                --          61,318,377        6,691,676
   B Shares ...............................................................                --            (600,409)      (1,201,641)
                                                                                 ------------     ---------------  ---------------

Increase/(decrease) in net assets from capital share transactions .........        (2,460,245)        126,035,092       55,808,825
                                                                                 ------------     ---------------  ---------------
Redemption Fees ...........................................................                --             973,061          802,736
                                                                                 ------------     ---------------  ---------------
Total increase/(decrease) in net assets ...................................        (1,110,155)        171,720,971       94,623,165

NET ASSETS:
Beginning of period .......................................................         8,505,721         537,359,675      318,931,069
                                                                                 ------------     ---------------  ---------------
End of period .............................................................      $  7,395,566     $   709,080,646  $   413,554,234
                                                                                 ============     ===============  ===============
End of period undistributed net income ....................................      $         --     $       371,319  $        12,623

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                  NET                        NET
                                 ASSET                   REALIZED AND      TOTAL      DISTRIBUTIONS   DISTRIBUTIONS
                                 VALUE        NET         UNREALIZED        FROM        FROM NET        FROM NET
                               BEGINNING   INVESTMENT    GAIN/(LOSS)     INVESTMENT    INVESTMENT       REALIZED
                               OF PERIOD     INCOME     ON INVESTMENTS   OPERATIONS      INCOME           GAINS
-------------------------------------------------------------------------------------------------------------------
----------------------------
GOVERNMENT MONEY MARKET FUND
----------------------------
INSTITUTIONAL SHARES
12/31/05                         $ 1.00      $ 0.030       $      --       $ 0.030       $(0.030)       $      --
12/31/04                           1.00        0.012              --         0.012        (0.012)              --
12/31/03                           1.00        0.010              --         0.010        (0.010)              --
12/31/02                           1.00        0.016              --         0.016        (0.016)              --
12/31/01                           1.00        0.040              --         0.040        (0.040)              --
N SHARES
12/31/05                         $ 1.00      $ 0.027       $      --       $ 0.027       $(0.027)       $      --
12/31/04                           1.00        0.009              --         0.009        (0.009)              --
12/31/03                           1.00        0.007              --         0.007        (0.007)              --
12/31/02                           1.00        0.013              --         0.013        (0.013)              --
12/31/01                           1.00        0.036              --         0.036        (0.036)              --
SERVICE SHARES
12/31/05                         $ 1.00      $ 0.024       $      --       $ 0.024       $(0.024)       $      --
12/31/04                           1.00        0.005              --         0.005        (0.005)              --
12/31/03                           1.00        0.004              --         0.004        (0.004)              --
05/07/02(3) to 12/31/02            1.00        0.006              --         0.006        (0.006)              --
-----------------
MONEY MARKET FUND
-----------------
INSTITUTIONAL SHARES
12/31/05                         $ 1.00      $ 0.031       $      --       $ 0.031       $(0.031)       $      --
12/31/04                           1.00        0.013              --         0.013        (0.013)              --
12/31/03                           1.00        0.011              --         0.011        (0.011)              --
12/31/02                           1.00        0.018              --         0.018        (0.018)              --
12/31/01                           1.00        0.041              --         0.041        (0.041)              --
N SHARES
12/31/05                         $ 1.00      $ 0.028       $      --       $ 0.028       $(0.028)       $      --
12/31/04                           1.00        0.009              --         0.009        (0.009)              --
12/31/03                           1.00        0.007              --         0.007        (0.007)              --
12/31/02                           1.00        0.015              --         0.015        (0.015)              --
12/31/01                           1.00        0.038              --         0.038        (0.038)              --
B SHARES
01/01/04 to 12/03/04(8)          $ 1.00      $ 0.004       $      --       $ 0.004       $(0.004)       $      --
12/31/03                           1.00        0.002              --         0.002        (0.002)              --
07/26/02 to 12/31/02               1.00        0.003              --         0.003        (0.003)              --
06/29/01(3) to 12/31/01            1.00        0.004              --         0.004        (0.004)              --
EXCHANGE SHARES
12/31/05                         $ 1.00      $ 0.031       $      --       $ 0.031       $(0.031)       $      --
12/31/04                           1.00        0.013              --         0.013        (0.013)              --
12/31/03                           1.00        0.010              --         0.010        (0.010)              --
12/31/02                           1.00        0.018              --         0.018        (0.018)              --
07/12/01(3) to 12/31/01            1.00        0.014              --         0.014        (0.014)              --

                       See Notes to Financial Statements.

                                                 REDEMPTION    NET
                                                   FEES       ASSET
                                                 ADDED TO      VALUE
                                    TOTAL         PAID-IN     END OF     TOTAL
                                DISTRIBUTIONS     CAPITAL     PERIOD    RETURN
---------------------------------------------------------------------------------
----------------------------
GOVERNMENT MONEY MARKET FUND
----------------------------
INSTITUTIONAL SHARES
12/31/05                          $(0.030)       $     --      $1.00     3.06%
12/31/04                           (0.012)             --       1.00     1.23
12/31/03                           (0.010)             --       1.00     1.02
12/31/02                           (0.016)             --       1.00     1.65
12/31/01                           (0.040)             --       1.00     4.04
N SHARES
12/31/05                          $(0.027)       $     --      $1.00     2.70%
12/31/04                           (0.009)             --       1.00     0.88
12/31/03                           (0.007)             --       1.00     0.67
12/31/02                           (0.013)             --       1.00     1.30
12/31/01                           (0.036)             --       1.00     3.68
SERVICE SHARES
12/31/05                          $(0.024)       $     --      $1.00     2.41%
12/31/04                           (0.005)             --       1.00     0.52
12/31/03                           (0.004)             --       1.00     0.37
05/07/02(3) to 12/31/02            (0.006)             --       1.00     0.57(2)
-----------------
MONEY MARKET FUND
-----------------
INSTITUTIONAL SHARES
12/31/05                          $(0.031)       $     --      $1.00     3.15%
12/31/04                           (0.013)             --       1.00     1.29
12/31/03                           (0.011)             --       1.00     1.10
12/31/02                           (0.018)             --       1.00     1.83
12/31/01                           (0.041)             --       1.00     4.21
N SHARES
12/31/05                          $(0.028)       $     --      $1.00     2.80%
12/31/04                           (0.009)             --       1.00     0.94
12/31/03                           (0.007)             --       1.00     0.74
12/31/02                           (0.015)             --       1.00     1.48
12/31/01                           (0.038)             --       1.00     3.85
B SHARES
01/01/04 to 12/03/04(8)           $(0.004)       $     --      $1.00     0.35%(2),(5)
12/31/03                           (0.002)             --       1.00     0.24(5)
07/26/02 to 12/31/02               (0.003)             --       1.00     0.30(2),(5)
06/29/01(3) to 12/31/01            (0.004)             --       1.00      N/A(6)
EXCHANGE SHARES
12/31/05                          $(0.031)       $     --      $1.00     3.15%
12/31/04                           (0.013)             --       1.00     1.28
12/31/03                           (0.010)             --       1.00     1.05
12/31/02                           (0.018)             --       1.00     1.79
07/12/01(3) to 12/31/01            (0.014)             --       1.00     1.41(2)

                                    NET                      RATIO OF EXPENSES
                                  ASSETS        RATIO OF        TO AVERAGE         RATIO OF NET
                                  END OF       EXPENSES TO      NET ASSETS       INVESTMENT INCOME
                                  PERIOD       AVERAGE NET      (EXCLUDING        TO AVERAGE NET
                                   (000)         ASSETS          WAIVERS)             ASSETS
--------------------------------------------------------------------------------------------------
----------------------------
GOVERNMENT MONEY MARKET FUND
----------------------------
INSTITUTIONAL SHARES
12/31/05                        $  215,132        0.20%            0.25%               3.00%
12/31/04                           332,483        0.21             0.25                1.23
12/31/03                           249,842        0.19             0.24                1.01
12/31/02                           261,492        0.20             0.26                1.62
12/31/01                           249,444        0.20             0.25                4.01
N SHARES
12/31/05                        $  262,512        0.55%            0.60%               2.65%
12/31/04                           234,751        0.56             0.60                0.88
12/31/03                           374,310        0.54             0.59                0.66
12/31/02                           302,126        0.55             0.61                1.27
12/31/01                           282,782        0.55             0.60                3.62
SERVICE SHARES
12/31/05                        $1,111,224        0.83%            0.88%               2.39%
12/31/04                         1,131,087        0.91             1.06                0.52
12/31/03                         1,135,481        0.80             1.13                0.32
05/07/02(3) to 12/31/02            197,790        0.94(1)          1.16 (1)            0.78 (1)
-----------------
MONEY MARKET FUND
-----------------
INSTITUTIONAL SHARES
12/31/05                        $3,724,311        0.17%            0.25%               3.16%
12/31/04                         2,662,963        0.17             0.24                1.25
12/31/03                         3,788,967        0.17             0.23                1.10
12/31/02                         4,909,006        0.17             0.23                1.79
12/31/01                         2,237,567        0.19             0.23                4.16
N SHARES
12/31/05                        $  920,774        0.52%            0.60%               2.72%
12/31/04                         1,179,902        0.52             0.59                0.90
12/31/03                         1,301,168        0.52             0.58                0.75
12/31/02                         1,297,318        0.52             0.58                1.44
12/31/01                         1,542,392        0.54             0.58                3.81
B SHARES
01/01/04 to 12/03/04(8)         $       --        0.96%(1)         1.22%(1)            0.34%(1)
12/31/03                                45        0.98             1.22                0.25
07/26/02 to 12/31/02                    15        1.17(1)          1.23(1)             0.73(1)
06/29/01(3) to 12/31/01                 --        1.19(1)          1.23(1)             2.84(1)
EXCHANGE SHARES
12/31/05                        $1,409,677        0.17%            0.30%               3.24%
12/31/04                         1,029,184        0.17             0.30                1.35
12/31/03                           478,586        0.22             0.28                1.10
12/31/02                         1,434,436        0.22             0.28                1.70
07/12/01(3) to 12/31/01            343,617        0.24(1)          0.28(1)             2.69(1)

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                  NET                      NET
                                 ASSET                 REALIZED AND     TOTAL     DISTRIBUTIONS  DISTRIBUTIONS
                                 VALUE        NET       UNREALIZED       FROM        FROM NET      FROM NET
                               BEGINNING  INVESTMENT   GAIN/(LOSS)    INVESTMENT    INVESTMENT     REALIZED
                               OF PERIOD    INCOME    ON INVESTMENTS  OPERATIONS      INCOME         GAINS
--------------------------------------------------------------------------------------------------------------
-----------------------------
MONEY MARKET FUND (CONTINUED)
-----------------------------
SERVICE SHARES
12/31/05                         $ 1.00      $ 0.025     $    --       $ 0.025        $(0.025)      $    --
12/31/04                           1.00        0.006          --         0.006         (0.006)           --
12/31/03                           1.00        0.004          --         0.004         (0.004)           --
05/02/02(3) to 12/31/02            1.00        0.007          --         0.007         (0.007)           --
-----------------------------
TAX-EXEMPT MONEY MARKET FUND
-----------------------------
INSTITUTIONAL SHARES
12/31/05                         $ 1.00      $ 0.022     $    --       $ 0.022        $(0.022)      $    --
12/31/04                           1.00        0.010          --         0.010         (0.010)           --
12/31/03                           1.00        0.009          --         0.009         (0.009)           --
12/31/02                           1.00        0.013          --         0.013         (0.013)           --
12/31/01                           1.00        0.027          --         0.027         (0.027)           --
N SHARES
12/31/05                         $ 1.00      $ 0.019     $    --       $ 0.019        $(0.019)      $    --
12/31/04                           1.00        0.007          --         0.007         (0.007)           --
12/31/03                           1.00        0.005          --         0.005         (0.005)           --
12/31/02                           1.00        0.010          --         0.010         (0.010)           --
12/31/01                           1.00        0.023          --         0.023         (0.023)           --
SERVICE SHARES
12/31/05                         $ 1.00      $ 0.016     $    --       $ 0.016        $(0.016)      $    --
12/31/04                           1.00        0.003          --         0.003         (0.003)           --
12/31/03                           1.00        0.003          --         0.003         (0.003)           --
05/06/02(3) to 12/31/02            1.00        0.004          --         0.004         (0.004)           --
---------
BOND FUND
---------
INSTITUTIONAL SHARES
12/31/05                         $10.22      $ 0.453     $(0.210)      $ 0.243        $(0.455)      $    --
12/31/04                          10.27        0.456      (0.047)        0.409         (0.459)           --
12/31/03                          10.38        0.508      (0.110)        0.398         (0.508)           --
12/31/02                          10.25        0.582       0.130         0.712         (0.582)           --
12/31/01                          10.06        0.631       0.190         0.821         (0.631)           --
N SHARES
12/31/05                         $10.22      $ 0.438     $(0.210)      $ 0.228        $(0.440)      $    --
12/31/04                          10.27        0.431      (0.047)        0.384         (0.434)           --
12/31/03                          10.38        0.483      (0.110)        0.373         (0.483)           --
12/31/02                          10.25        0.556       0.130         0.686         (0.556)           --
12/31/01                          10.06        0.605       0.190         0.795         (0.605)           --
A SHARES
12/31/05                         $10.22      $ 0.429     $(0.211)      $ 0.218        $(0.430)      $    --
12/31/04                          10.27        0.432      (0.048)        0.384         (0.434)           --
12/31/03                          10.38        0.483      (0.110)        0.373         (0.483)           --
12/31/02                          10.25        0.556       0.130         0.686         (0.556)           --
12/31/01                          10.06        0.605       0.190         0.795         (0.605)           --

                       See Notes to Financial Statements.

                                                REDEMPTION      NET                   NET
                                                   FEES        ASSET                 ASSETS
                                                 ADDED TO      VALUE                 END OF
                                    TOTAL         PAID-IN     END OF     TOTAL       PERIOD
                                DISTRIBUTIONS     CAPITAL     PERIOD     RETURN       (000)
---------------------------------------------------------------------------------------------
-----------------------------
MONEY MARKET FUND (CONTINUED)
-----------------------------
SERVICE SHARES
12/31/05                          $(0.025)      $       --    $ 1.00      2.51%    $1,792,876
12/31/04                           (0.006)              --      1.00      0.59      1,757,653
12/31/03                           (0.004)              --      1.00      0.44      2,159,249
05/02/02(3) to 12/31/02            (0.007)              --      1.00      0.69(2)   1,267,811
-----------------------------
TAX-EXEMPT MONEY MARKET FUND
-----------------------------
INSTITUTIONAL SHARES
12/31/05                          $(0.022)      $       --    $ 1.00      2.23%    $1,035,130
12/31/04                           (0.010)              --      1.00      1.00        759,266
12/31/03                           (0.009)              --      1.00      0.90        847,140
12/31/02                           (0.013)              --      1.00      1.35        815,171
12/31/01                           (0.027)              --      1.00      2.70        788,162
N SHARES
12/31/05                          $(0.019)      $       --    $ 1.00      1.87%    $  257,842
12/31/04                           (0.007)              --      1.00      0.65        191,165
12/31/03                           (0.005)              --      1.00      0.54        237,835
12/31/02                           (0.010)              --      1.00      0.99        210,678
12/31/01                           (0.023)              --      1.00      2.34        230,533
SERVICE SHARES
12/31/05                          $(0.016)      $       --    $ 1.00      1.61%    $  147,955
12/31/04                           (0.003)              --      1.00      0.35        175,901
12/31/03                           (0.003)              --      1.00      0.30        180,061
05/06/02(3) to 12/31/02            (0.004)              --      1.00      0.39(2)      78,769
---------
BOND FUND
---------
INSTITUTIONAL SHARES
12/31/05                          $(0.455)      $    0.002(7) $10.01      2.44%    $  181,761
12/31/04                           (0.459)              --     10.22      4.07        174,597
12/31/03                           (0.508)              --     10.27      3.93        123,365
12/31/02                           (0.582)              --     10.38      7.18        216,106
12/31/01                           (0.631)              --     10.25      8.32        218,944
N SHARES
12/31/05                          $(0.440)      $    0.002(7) $10.01      2.29%    $    2,774
12/31/04                           (0.434)              --     10.22      3.82          3,540
12/31/03                           (0.483)              --     10.27      3.67          4,810
12/31/02                           (0.556)              --     10.38      6.91          5,838
12/31/01                           (0.605)              --     10.25      8.05          6,165
A SHARES
12/31/05                          $(0.430)      $    0.002(7) $10.01      2.18%(4) $      784
12/31/04                           (0.434)              --     10.22      3.82(4)         843
12/31/03                           (0.483)              --     10.27      3.67(4)         715
12/31/02                           (0.556)              --     10.38      6.91(4)         824
12/31/01                           (0.605)              --     10.25      8.05(4)         235

                                                  RATIO OF    RATIO OF NET
                                                  EXPENSES    INVESTMENT
                                    RATIO OF     TO AVERAGE     INCOME
                                   EXPENSES TO   NET ASSETS        TO        PORTFOLIO
                                   AVERAGE NET   (EXCLUDING   AVERAGE NET    TURNOVER
                                     ASSETS       WAIVERS)       ASSETS        RATE
--------------------------------------------------------------------------------------
-----------------------------
MONEY MARKET FUND (CONTINUED)
-----------------------------
SERVICE SHARES
12/31/05                              0.80%         0.88%        2.48%            --%
12/31/04                              0.87          1.06         0.56             --
12/31/03                              0.82          1.14         0.41             --
05/02/02(3) to 12/31/02               0.91(1)       1.12(1)      0.97(1)          --
-----------------------------
TAX-EXEMPT MONEY MARKET FUND
-----------------------------
INSTITUTIONAL SHARES
12/31/05                              0.22%         0.25%        2.22%            --%
12/31/04                              0.25          0.25         0.99             --
12/31/03                              0.22          0.23         0.89             --
12/31/02                              0.22          0.23         1.34             --
12/31/01                              0.23          0.23         2.62             --
N SHARES
12/31/05                              0.57%         0.60%        1.87%            --%
12/31/04                              0.60          0.60         0.64             --
12/31/03                              0.57          0.58         0.54             --
12/31/02                              0.57          0.58         0.99             --
12/31/01                              0.58          0.58         2.35             --
SERVICE SHARES
12/31/05                              0.84%         0.89%        1.56%            --%
12/31/04                              0.90          1.06         0.34             --
12/31/03                              0.81          1.14         0.28             --
05/06/02(3) to 12/31/02               0.96(1)       1.14(1)      0.58(1)          --
---------
BOND FUND
---------
INSTITUTIONAL SHARES
12/31/05                              0.57%         0.88%        4.26%         51.90%
12/31/04                              0.60          0.93         4.45          75.40
12/31/03                              0.60          0.94         4.89          66.64
12/31/02                              0.60          0.96         5.69          65.39
12/31/01                              0.60          0.92         6.15          84.37
N SHARES
12/31/05                              0.73%         1.04%        4.10%         51.90%
12/31/04                              0.85          1.18         4.20          75.40
12/31/03                              0.85          1.19         4.64          66.64
12/31/02                              0.85          1.21         5.44          65.39
12/31/01                              0.85          1.17         5.90          84.37
A SHARES
12/31/05                              0.82%         1.13%        4.01%         51.90%
12/31/04                              0.85          1.18         4.24          75.40
12/31/03                              0.85          1.19         4.64          66.64
12/31/02                              0.85          1.21         5.36          65.39
12/31/01                              0.85          1.17         5.80          84.37

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                    NET                        NET
                                   ASSET                   REALIZED AND      TOTAL      DISTRIBUTIONS   DISTRIBUTIONS
                                   VALUE        NET         UNREALIZED        FROM         FROM NET       FROM NET
                                 BEGINNING   INVESTMENT    GAIN/(LOSS)     INVESTMENT     INVESTMENT      REALIZED
                                 OF PERIOD     INCOME     ON INVESTMENTS   OPERATIONS       INCOME          GAINS
----------------------------------------------------------------------------------------------------------------------
------------------------------
BOND FUND (CONTINUED)
------------------------------
B SHARES
01/01/04 to 12/03/04(8)           $ 10.27     $  0.328      $   (0.058)     $  0.270     $  (0.330)      $     --
12/31/03                            10.38        0.405          (0.110)        0.295        (0.405)            --
12/31/02                            10.25        0.479           0.130         0.609        (0.479)            --
08/20/01(3) to 12/31/01             10.36        0.192          (0.110)        0.082        (0.192)            --
--------------------
HIGH YIELD BOND FUND
--------------------
INSTITUTIONAL SHARES
12/31/05                          $ 13.07     $  0.831      $   (0.592)     $  0.239     $  (0.832)      $  (0.037)
12/31/04                            12.83        0.878           0.431         1.309        (0.878)         (0.191)
12/31/03                            11.74        0.887           1.175         2.062        (0.887)         (0.085)
9/23/02(3) to 12/31/02              11.55        0.256           0.190         0.446        (0.256)             --
N SHARES
12/31/05                          $ 13.07     $  0.811      $   (0.592)     $  0.219     $  (0.812)      $  (0.037)
05/18/04(3) to 12/31/04             12.43        0.527           0.831         1.358        (0.527)         (0.191)
A SHARES
12/31/05                          $ 13.07     $  0.799      $   (0.592)     $  0.207     $  (0.800)      $  (0.037)
05/18/04(3) to 12/31/04             12.43        0.527           0.831         1.358        (0.527)         (0.191)
---------------------------------
INTERMEDIATE GOVERNMENT BOND FUND
---------------------------------
INSTITUTIONAL SHARES
12/31/05                          $ 16.84     $  0.697      $   (0.277)     $  0.420     $  (0.706)      $  (0.055)
12/31/04                            17.12        0.593          (0.094)        0.499        (0.593)         (0.186)
12/31/03                            17.63        0.711          (0.293)        0.418        (0.711)         (0.217)
12/31/02                            16.79        0.870           0.840         1.710        (0.870)             --
12/31/01                            16.55        1.005           0.240         1.245        (1.005)             --
N SHARES
12/31/05                          $ 16.84     $  0.669      $   (0.278)     $  0.391     $  (0.678)      $  (0.055)
12/31/04                            17.12        0.550          (0.094)        0.456        (0.550)         (0.186)
12/31/03                            17.63        0.667          (0.293)        0.374        (0.667)         (0.217)
12/31/02                            16.79        0.828           0.840         1.668        (0.828)             --
12/31/01                            16.55        0.963           0.240         1.203        (0.963)             --
A SHARES
12/31/05                          $ 16.84     $  0.655      $   (0.278)     $  0.377     $  (0.664)      $  (0.055)
12/31/04                            17.12        0.550          (0.094)        0.456        (0.550)         (0.186)
12/31/03                            17.63        0.667          (0.293)        0.374        (0.667)         (0.217)
12/31/02                            16.79        0.828           0.840         1.668        (0.828)             --
12/31/01                            16.55        0.963           0.240         1.203        (0.963)             --
B SHARES
01/01/04 to 12/03/04(8)           $ 17.12     $  0.390      $   (0.119)     $  0.271     $  (0.391)      $  (0.120)
12/31/03                            17.63        0.536          (0.293)        0.243        (0.536)         (0.217)
12/31/02                            16.79        0.699           0.840         1.539        (0.699)             --
05/31/01(3) to 12/31/01             16.53        0.479           0.260         0.739        (0.479)             --

                       See Notes to Financial Statements.


                                                 REDEMPTION     NET                      NET
                                                    FEES       ASSET                    ASSETS
                                                  ADDED TO     VALUE                    END OF
                                     TOTAL        PAID-IN      END OF       TOTAL       PERIOD
                                 DISTRIBUTIONS    CAPITAL      PERIOD      RETURN        (000)
--------------------------------------------------------------------------------------------------
------------------------------
BOND FUND (CONTINUED)
------------------------------
B SHARES
01/01/04 to 12/03/04(8)            $ (0.330)     $    --      $ 10.21    2.67%(2)(5)   $     --
12/31/03                             (0.405)          --        10.27    2.90(5)            453
12/31/02                             (0.479)          --        10.38    6.12(5)            497
08/20/01(3) to 12/31/01              (0.192)          --        10.25    0.78(2)(5)         205
--------------------
HIGH YIELD BOND FUND
--------------------
INSTITUTIONAL SHARES
12/31/05                           $ (0.869)     $    --      $ 12.44    1.94%         $ 74,697
12/31/04                             (1.069)          --        13.07   10.65            83,101
12/31/03                             (0.972)          --        12.83   18.15            62,926
9/23/02(3) to 12/31/02               (0.256)          --        11.74    3.90(2)         18,088
N SHARES
12/31/05                           $ (0.849)     $    --      $ 12.44    1.78%         $    399
05/18/04(3) to 12/31/04              (0.718)          --        13.07   11.15(2)            375
A SHARES
12/31/05                           $ (0.837)     $    --      $ 12.44    1.68%(4)      $    442
05/18/04(3) to 12/31/04              (0.718)          --        13.07   11.15(2)(4)         176
---------------------------------
INTERMEDIATE GOVERNMENT BOND FUND
---------------------------------
INSTITUTIONAL SHARES
12/31/05                           $ (0.761)     $ 0.001(7)   $ 16.50    2.49%         $ 20,235
12/31/04                             (0.779)          --        16.84    3.05            41,993
12/31/03                             (0.928)          --        17.12    2.40            66,162
12/31/02                             (0.870)          --        17.63   10.39            75,573
12/31/01                             (1.005)          --        16.79    7.74            61,383
N SHARES
12/31/05                           $ (0.733)     $ 0.002(7)   $ 16.50    2.32%         $  3,948
12/31/04                             (0.736)          --        16.84    2.79            11,436
12/31/03                             (0.884)          --        17.12    2.15            17,604
12/31/02                             (0.828)          --        17.63   10.12            19,769
12/31/01                             (0.963)          --        16.79    7.47             5,577
A SHARES
12/31/05                           $ (0.719)     $ 0.002(7)   $ 16.50    2.23%(4)      $  2,480
12/31/04                             (0.736)          --        16.84    2.79(4)          2,976
12/31/03                             (0.884)          --        17.12    2.15(4)          2,394
12/31/02                             (0.828)          --        17.63   10.12(4)          2,324
12/31/01                             (0.963)          --        16.79    7.47(4)            552
B SHARES
01/01/04 to 12/03/04(8)            $ (0.511)     $    --      $ 16.88    1.62%(2)(5)   $     --
12/31/03                             (0.753)          --        17.12    1.39(5)          1,153
12/31/02                             (0.699)          --        17.63    9.30(5)            904
05/31/01(3) to 12/31/01              (0.479)          --        16.79    4.54(2)(5)         205

                                                  RATIO OF    RATIO OF NET
                                                  EXPENSES     INVESTMENT
                                     RATIO OF    TO AVERAGE      INCOME
                                   EXPENSES TO   NET ASSETS        TO        PORTFOLIO
                                   AVERAGE NET   (EXCLUDING    AVERAGE NET   TURNOVER
                                      ASSETS      WAIVERS)       ASSETS        RATE
---------------------------------------------------------------------------------------
---------------------
BOND FUND (CONTINUED)
---------------------
B SHARES
01/01/04 to 12/03/04(8)              1.60%(1)     1.93%(1)      3.44%(1)      75.40%
12/31/03                             1.60         1.94          3.89          66.64
12/31/02                             1.60         1.96          4.59          65.39
08/20/01(3) to 12/31/01              1.60(1)      1.92(1)       4.94(1)       84.37
--------------------
HIGH YIELD BOND FUND
--------------------
INSTITUTIONAL SHARES
12/31/05                             0.58%        0.78%         6.80%         41.97%
12/31/04                             0.61         0.76          6.80          57.38
12/31/03                             0.61         0.73          7.11          81.50
9/23/02(3) to 12/31/02               0.61(1)      1.41(1)       8.11(1)       38.03
N SHARES
12/31/05                             0.73%        0.93%         6.66%         41.97%
05/18/04(3) to 12/31/04              0.86(1)      1.05(1)       6.61(1)       57.38
A SHARES
12/31/05                             0.83%        1.03%         6.55%         41.97%
05/18/04(3) to 12/31/04              0.86(1)      1.05(1)       6.61(1)       57.38
---------------------------------
INTERMEDIATE GOVERNMENT BOND FUND
---------------------------------
INSTITUTIONAL SHARES
12/31/05                             0.48%        0.94%         3.76%         70.97%
12/31/04                             0.50         0.84          3.48          35.37
12/31/03                             0.50         0.89          4.07          58.97
12/31/02                             0.50         1.07          5.05          61.56
12/31/01                             0.50         1.08          5.98          52.17
N SHARES
12/31/05                             0.66%        1.14%         3.60%         70.97%
12/31/04                             0.75         1.09          3.23          35.37
12/31/03                             0.75         1.14          3.82          58.97
12/31/02                             0.75         1.32          4.80          61.56
12/31/01                             0.75         1.33          5.73          52.17
A SHARES
12/31/05                             0.73%        1.19%         3.58%         70.97%
12/31/04                             0.75         1.09          3.23          35.37
12/31/03                             0.75         1.14          3.82          58.97
12/31/02                             0.75         1.32          4.58          61.56
12/31/01                             0.75         1.33          5.68          52.17
B SHARES
01/01/04 to 12/03/04(8)              1.50%(1)     1.83%(1)      2.47%(1)      35.37%
12/31/03                             1.50         1.89          3.07          58.97
12/31/02                             1.50         2.07          3.91          61.56
05/31/01(3) to 12/31/01              1.50(1)      2.14(1)       4.82(1)       52.17

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                       NET                         NET
                                      ASSET                   REALIZED AND      TOTAL      DISTRIBUTIONS   DISTRIBUTIONS
                                      VALUE        NET         UNREALIZED        FROM         FROM NET      FROM NET
                                    BEGINNING   INVESTMENT     GAIN/(LOSS)    INVESTMENT     INVESTMENT     REALIZED
                                    OF PERIOD     INCOME     ON INVESTMENTS   OPERATIONS       INCOME         GAINS
------------------------------------------------------------------------------------------------------------------------
---------------------------------
INTERMEDIATE TAX-EXEMPT BOND FUND
---------------------------------
INSTITUTIONAL SHARES
12/31/05                             $ 11.41     $ 0.494        $ (0.250)      $ 0.244       $ (0.494)          $ --
12/31/04                               11.55       0.479          (0.140)        0.339         (0.479)            --
12/31/03                               11.48       0.452           0.070         0.522         (0.452)            --
12/31/02                               10.91       0.481           0.570         1.051         (0.481)            --
12/31/01                               10.82       0.506           0.090         0.596         (0.506)            --
N SHARES
12/31/05                             $ 11.41     $ 0.475        $ (0.250)      $ 0.225       $ (0.475)          $ --
12/31/04                               11.55       0.451          (0.140)        0.311         (0.451)            --
12/31/03                               11.48       0.424           0.070         0.494         (0.424)            --
12/31/02                               10.91       0.453           0.570         1.023         (0.453)            --
12/31/01                               10.82       0.478           0.090         0.568         (0.478)            --
A SHARES
12/31/05                             $ 11.41     $ 0.466        $ (0.250)      $ 0.216       $ (0.466)          $ --
12/31/04                               11.55       0.451          (0.140)        0.311         (0.451)            --
12/31/03                               11.48       0.424           0.070         0.494         (0.424)            --
12/31/02                               10.91       0.453           0.570         1.023         (0.453)            --
01/17/01(3) to 12/31/01                10.95       0.456          (0.040)        0.416         (0.456)            --
B SHARES
01/01/04 to 12/03/04(8)              $ 11.55     $ 0.338        $ (0.180)      $ 0.158       $ (0.338)          $ --
12/31/03                               11.48       0.338           0.070         0.408         (0.338)            --
12/31/02                               10.91       0.353           0.570         0.923         (0.353)            --
11/21/01(3) to 12/31/01                11.11       0.042          (0.200)        0.158)        (0.042)            --
----------------------------
SHORT/INTERMEDIATE BOND FUND
----------------------------
INSTITUTIONAL SHARES
12/31/05                             $ 10.29     $ 0.385        $ (0.248)      $ 0.137       $ (0.387)          $ --
12/31/04                               10.38       0.387          (0.090)        0.297         (0.387)            --
12/31/03                               10.40       0.440          (0.020)        0.420         (0.440)            --
12/31/02                               10.31       0.549           0.090         0.639         (0.549)            --
12/31/01                               10.12       0.592           0.190         0.782         (0.592)            --
------------------------------------------------------------------------------------------------------------------------
N SHARES
12/31/05                             $ 10.29     $ 0.368        $ (0.248)      $ 0.120       $ (0.370)          $ --
12/31/04                               10.38       0.362          (0.090)        0.272         (0.362)            --
12/31/03                               10.40       0.414          (0.020)        0.394         (0.414)            --
12/31/02                               10.31       0.524           0.090         0.614         (0.524)            --
12/31/01                               10.12       0.566           0.190         0.756         (0.566)            --
------------------------------------------------------------------------------------------------------------------------
A SHARES
12/31/05                             $ 10.29     $ 0.359        $ (0.248)      $ 0.111       $ (0.361)          $ --
12/31/04                               10.38       0.362          (0.090)        0.272         (0.362)            --
12/31/03                               10.40       0.414          (0.020)        0.394         (0.414)            --
12/31/02                               10.31       0.524           0.090         0.614         (0.524)            --
12/31/01                               10.12       0.566           0.190         0.756         (0.566)            --

                        See Notes to Financial Statements.


                                                    REDEMPTION      NET                     NET
                                                       FEES        ASSET                   ASSETS
                                                     ADDED TO      VALUE                   END OF
                                        TOTAL         PAID-IN     END OF       TOTAL       PERIOD
                                    DISTRIBUTIONS     CAPITAL     PERIOD      RETURN        (000)
-----------------------------------------------------------------------------------------------------
---------------------------------
INTERMEDIATE TAX-EXEMPT BOND FUND
---------------------------------
INSTITUTIONAL SHARES
12/31/05                           $ (0.494)         $    --     $ 11.16    2.19%         $ 229,320
12/31/04                             (0.479)              --       11.41    3.02            232,419
12/31/03                             (0.452)              --       11.55    4.64            236,282
12/31/02                             (0.481)              --       11.48    9.82            246,217
12/31/01                             (0.506)              --       10.91    5.58            218,956
N SHARES
12/31/05                           $ (0.475)         $    --     $ 11.16    2.01%         $  12,519
12/31/04                             (0.451)              --       11.41    2.76              8,804
12/31/03                             (0.424)              --       11.55    4.38              7,341
12/31/02                             (0.453)              --       11.48    9.55             10,287
12/31/01                             (0.478)              --       10.91    5.32              7,573
A SHARES
12/31/05                           $ (0.466)         $    --     $ 11.16    1.93%(4)      $   1,802
12/31/04                             (0.451)              --       11.41    2.76(4)           2,185
12/31/03                             (0.424)              --       11.55    4.38(4)           2,102
12/31/02                             (0.453)              --       11.48    9.55(4)           1,648
01/17/01(3) to 12/31/01              (0.456)              --       10.91    3.85(2)(4)          131
B SHARES
01/01/04 to 12/03/04(8)            $ (0.338)         $    --     $ 11.37    1.40%(2)(5)   $      --
12/31/03                             (0.338)              --       11.55    3.61(5)             734
12/31/02                             (0.353)              --       11.48    8.58(5)             305
11/21/01(3) to 12/31/01              (0.042)              --       10.91   (1.42)(2)(5)           2
----------------------------
SHORT/INTERMEDIATE BOND FUND
----------------------------
INSTITUTIONAL SHARES
12/31/05                           $ (0.387)         $    --     $ 10.04    1.36%         $ 257,274
12/31/04                             (0.387)              --       10.29    2.92            250,644
12/31/03                             (0.440)              --       10.38    4.11            279,109
12/31/02                             (0.549)              --       10.40    6.40            237,566
12/31/01                             (0.592)              --       10.31    7.86            230,499
N SHARES
12/31/05                           $ (0.370)         $    --     $ 10.04    1.19%         $   5,568
12/31/04                             (0.362)              --       10.29    2.66              7,573
12/31/03                             (0.414)              --       10.38    3.85              9,045
12/31/02                             (0.524)              --       10.40    6.14              8,617
12/31/01                             (0.566)              --       10.31    7.60              6,419
A SHARES
12/31/05                           $ (0.361)         $    --     $ 10.04    1.10%(4)      $   3,707
12/31/04                             (0.362)              --       10.29    2.66(4)           4,350
12/31/03                             (0.414)              --       10.38    3.85(4)           4,547
12/31/02                             (0.524)              --       10.40    6.14(4)           4,756
12/31/01                             (0.566)              --       10.31    7.60(4)             960

                                                  RATIO OF    RATIO OF NET
                                                  EXPENSES     INVESTMENT
                                    RATIO OF     TO AVERAGE      INCOME
                                   EXPENSES TO   NET ASSETS        TO        PORTFOLIO
                                   AVERAGE NET   (EXCLUDING    AVERAGE NET    TURNOVER
                                     ASSETS       WAIVERS)       ASSETS         RATE
---------------------------------------------------------------------------------------
----------------------------------
INTERMEDIATE TAX-EXEMPT BOND FUND
----------------------------------
INSTITUTIONAL SHARES
12/31/05                             0.39%        0.67%         4.38%         46.00%
12/31/04                             0.44         0.70          4.19          26.94
12/31/03                             0.45         0.72          3.94          40.20
12/31/02                             0.27         0.89          4.29          61.27
12/31/01                             0.25         0.86          4.60         100.00
N SHARES
12/31/05                             0.54%        0.84%         4.23%         46.00%
12/31/04                             0.69         0.95          3.94          26.94
12/31/03                             0.70         0.97          3.69          40.20
12/31/02                             0.52         1.14          4.04          61.27
12/31/01                             0.50         1.11          4.24         100.00
A SHARES
12/31/05                             0.64%        0.92%         4.13%         46.00%
12/31/04                             0.69         0.95          3.94          26.94
12/31/03                             0.70         0.97          3.69          40.20
12/31/02                             0.52         1.14          3.96          61.27
01/17/01(3) to 12/31/01              0.50(1)      1.11(1)       4.19(1)      100.00
B SHARES
01/01/04 to 12/03/04(8)              1.44%(1)     1.69%(1)      3.17%(1)      26.94%
12/31/03                             1.45         1.72          2.94          40.20
12/31/02                             1.27         1.89          3.20          61.27
11/21/01(3) to 12/31/01              1.25(1)      1.86(1)       3.60(1)      100.00
----------------------------
SHORT/INTERMEDIATE BOND FUND
----------------------------
INSTITUTIONAL SHARES
12/31/05                             0.57%        0.92%         3.80%         46.25%
12/31/04                             0.60         0.94          3.75          68.37
12/31/03                             0.60         0.97          4.20          61.21
12/31/02                             0.60         1.00          5.35          66.14
12/31/01                             0.60         0.96          5.73          56.36
N SHARES
12/31/05                             0.75%        1.10%         3.61%         46.25%
12/31/04                             0.85         1.19          3.50          68.37
12/31/03                             0.85         1.22          3.95          61.21
12/31/02                             0.85         1.25          5.10          66.14
12/31/01                             0.85         1.21          5.48          56.36
A SHARES
12/31/05                             0.82%        1.17%         3.55%         46.25%
12/31/04                             0.85         1.19          3.50          68.37
12/31/03                             0.85         1.22          3.95          61.21
12/31/02                             0.85         1.25          4.89          66.14
12/31/01                             0.85         1.21          5.37          56.36

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                    NET                        NET
                                   ASSET                   REALIZED AND      TOTAL      DISTRIBUTIONS   DISTRIBUTIONS
                                   VALUE        NET         UNREALIZED        FROM         FROM NET       FROM NET
                                 BEGINNING   INVESTMENT    GAIN/(LOSS)     INVESTMENT     INVESTMENT      REALIZED
                                 OF PERIOD     INCOME     ON INVESTMENTS   OPERATIONS       INCOME          GAINS
----------------------------------------------------------------------------------------------------------------------
----------------------------------------
SHORT/INTERMEDIATE BOND FUND (CONTINUED)
----------------------------------------
B SHARES
01/01/04 to 12/03/04(8)           $ 10.38     $ 0.264       $ (0.100)       $ 0.164       $ (0.264)       $     --
12/31/03                            10.40       0.336         (0.020)         0.316         (0.336)             --
12/31/02                            10.31       0.447          0.090          0.537         (0.447)             --
09/18/01(3) to 12/31/01             10.50       0.130         (0.190)        (0.060)        (0.130)             --
--------------------
TAX-EXEMPT BOND FUND
--------------------
INSTITUTIONAL SHARES
12/31/05                          $ 11.02     $ 0.497       $ (0.200)       $ 0.297       $ (0.497)       $ (0.080)
12/31/04                            11.33       0.503         (0.123)         0.380         (0.503)         (0.187)
12/31/03                            11.19       0.496          0.140          0.636         (0.496)             --
12/31/02                            10.54       0.527          0.650          1.177         (0.527)             --
12/31/01                            10.45       0.528          0.090          0.618         (0.528)             --
N SHARES
12/31/05                         $  11.02     $ 0.478       $ (0.200)       $ 0.278       $ (0.478)       $ (0.080)
12/31/04                            11.33       0.475         (0.123)         0.352         (0.475)         (0.187)
12/31/03                            11.19       0.468          0.140          0.608         (0.468)             --
12/31/02                            10.54       0.500          0.650          1.150         (0.500)             --
12/31/01                            10.45       0.502          0.090          0.592         (0.502)             --
A SHARES
12/31/05                         $  11.02     $ 0.470       $ (0.200)       $ 0.270       $ (0.470)       $ (0.080)
12/31/04                            11.33       0.475         (0.123)         0.352         (0.475)         (0.187)
12/31/03                            11.19       0.468          0.140          0.608         (0.468)             --
12/31/02                            10.54       0.500          0.650          1.150         (0.500)             --
01/31/01(3) to 12/31/01             10.44       0.457          0.100          0.557         (0.457)             --
B SHARES
01/01/04 to 12/03/04(8)          $  11.33     $ 0.363       $ (0.180)       $ 0.183       $ (0.363)       $     --
12/31/03                            11.19       0.384          0.140          0.524         (0.384)             --
12/31/02                            10.54       0.418          0.650           1.06         (0.418)             --
06/21/01(3) to 12/31/01             10.52       0.215          0.020          0.235         (0.215)             --
------------------------------
ULTRA SHORT DURATION BOND FUND
------------------------------
INSTITUTIONAL SHARES
12/31/05                         $   9.92     $ 0.289       $ (0.019)       $ 0.270       $ (0.270)       $     --
04/01/04(3) to 12/31/04             10.00       0.150         (0.061)         0.089         (0.169)             --
-------------
BALANCED FUND
-------------
INSTITUTIONAL SHARES
12/31/05                         $  14.99     $ 0.296       $  0.812        $ 1.108       $ (0.295)       $ (1.083)
12/31/04                            13.50       0.272          1.504          1.776         (0.272)         (0.014)
12/31/03                            11.54       0.251          1.958          2.209         (0.249)             --
12/31/02                            13.01       0.310         (1.470)        (1.160)        (0.310)             --
12/31/01                            13.27       0.362         (0.216)         0.146         (0.364)         (0.042)

                       See Notes to Financial Statements.


                                                        REDEMPTION      NET                      NET
                                                           FEES        ASSET                    ASSETS
                                                         ADDED TO      VALUE                    END OF
                                            TOTAL         PAID-IN     END OF       TOTAL        PERIOD
                                        DISTRIBUTIONS     CAPITAL     PERIOD       RETURN       (000)
-------------------------------------------------------------------------------------------------------
----------------------------------------
SHORT/INTERMEDIATE BOND FUND (CONTINUED)
----------------------------------------
B SHARES
01/01/04 to 12/03/04(8)                   $ (0.264)      $    --      $ 10.28    1.60%(2)(5)   $     --
12/31/03                                    (0.336)           --        10.38    3.08(5)          1,028
12/31/02                                    (0.447)           --        10.40    5.35(5)            392
09/18/01(3) to 12/31/01                     (0.130)           --        10.31   (0.59)(2)(5)         26
--------------------
TAX-EXEMPT BOND FUND
--------------------
INSTITUTIONAL SHARES
12/31/05                                  $ (0.577)      $    --      $ 10.74    2.76%         $ 75,285
12/31/04                                    (0.690)           --        11.02    3.46            76,362
12/31/03                                    (0.496)           --        11.33    5.81            86,812
12/31/02                                    (0.527)           --        11.19   11.42           106,975
12/31/01                                    (0.528)           --        10.54    6.02           105,448
N SHARES
12/31/05                                  $ (0.558)      $    --      $ 10.74    2.58%         $ 28,026
12/31/04                                    (0.662)           --        11.02    3.21            24,667
12/31/03                                    (0.468)           --        11.33    5.55            24,873
12/31/02                                    (0.500)           --        11.19   11.15            14,194
12/31/01                                    (0.502)           --        10.54    5.76             1,522
A SHARES
12/31/05                                  $ (0.550)      $    --      $ 10.74    2.50%(4)      $  4,197
12/31/04                                    (0.662)           --        11.02    3.21(4)          4,136
12/31/03                                    (0.468)           --        11.33    5.55(4)          3,098
12/31/02                                    (0.500)           --        11.19   11.15(4)          4,296
01/31/01(3) to 12/31/01                     (0.457)           --        10.54    5.40(2)(4)         796
B SHARES
01/01/04 to 12/03/04(8)                   $ (0.363)      $    --      $ 11.15    1.66%(2)(5)   $     --
12/31/03                                    (0.384)           --        11.33    4.76(5)          1,184
12/31/02                                    (0.418)           --        11.19   10.32(5)            687
06/21/01(3) to 12/31/01                     (0.215)           --        10.54    2.22(2)(5)         133
------------------------------
ULTRA SHORT DURATION BOND FUND
------------------------------
INSTITUTIONAL SHARES
12/31/05                                  $ (0.270)      $    --      $  9.92    2.76%         $ 20,043
04/01/04(3) to 12/31/04                     (0.169)           --         9.92    0.90(2)         51,082
-------------
BALANCED FUND
-------------
INSTITUTIONAL SHARES
12/31/05                                  $ (1.378)      $    --      $ 14.72    7.45%         $ 71,570
12/31/04                                    (0.286)           --        14.99   13.32            64,065
12/31/03                                    (0.249)           --        13.50   19.33            56,553
12/31/02                                    (0.310)           --        11.54   (9.02)           47,015
12/31/01                                    (0.406)           --        13.01    1.21            52,552

                                                         RATIO OF     RATIO OF NET
                                                         EXPENSES      INVESTMENT
                                           RATIO OF     TO AVERAGE       INCOME
                                          EXPENSES TO   NET ASSETS         TO         PORTFOLIO
                                          AVERAGE NET   (EXCLUDING     AVERAGE NET    TURNOVER
                                            ASSETS       WAIVERS)        ASSETS         RATE
------------------------------------------------------------------------------------------------
----------------------------------------
SHORT/INTERMEDIATE BOND FUND (CONTINUED)
----------------------------------------
B SHARES
01/01/04 to 12/03/04(8)                    1.60%(1)      1.94%(1)        2.74%(1)       68.37%
12/31/03                                   1.60          1.97            3.12           61.21
12/31/02                                   1.60          2.00            4.13           66.14
09/18/01(3) to 12/31/01                    1.55(1)       1.91(1)         4.12(1)        56.36
---------------------
TAX-EXEMPT BOND FUND
---------------------
INSTITUTIONAL SHARES
12/31/05                                   0.45%         0.74%           4.55%          41.86%
12/31/04                                   0.52          0.79            4.49           32.57
12/31/03                                   0.51          0.79            4.40           42.58
12/31/02                                   0.31          0.95            4.84           86.76
12/31/01                                   0.27          0.91            4.99           168.31
N SHARES
12/31/05                                   0.61%         0.91%           4.39%          41.86%
12/31/04                                   0.77          1.04            4.24           32.57
12/31/03                                   0.76          1.04            4.15           42.58
12/31/02                                   0.56          1.20            4.51           86.76
12/31/01                                   0.52          1.16            4.74           168.31
A SHARES
12/31/05                                   0.70%         0.99%           4.30%          41.86%
12/31/04                                   0.77          1.04            4.24           32.57
12/31/03                                   0.76          1.04            4.15           42.58
12/31/02                                   0.56          1.20            4.52           86.76
01/31/01(3) to 12/31/01                    0.52(1)       1.16(1)         4.60(1)        168.31
B SHARES
01/01/04 to 12/03/04(8)                    1.52%(1)      1.79%(1)        3.48%(1)       32.57%
12/31/03                                   1.51          1.79            3.40           42.58
12/31/02                                   1.31          1.95            3.75           86.76
06/21/01(3) to 12/31/01                    1.31(1)       1.95(1)         3.77(1)        168.31
-------------------------------
ULTRA SHORT DURATION BOND FUND
-------------------------------
INSTITUTIONAL SHARES
12/31/05                                   0.25%         0.50%           2.92%          47.92%
04/01/04(3) to 12/31/04                    0.25(1)       0.60(1)         2.10(1)        28.82
-------------
BALANCED FUND
-------------
INSTITUTIONAL SHARES
12/31/05                                   0.79%         0.84%           1.95%          61.49%
12/31/04                                   0.88          0.95            1.94           65.60
12/31/03                                   0.88          1.04            2.05           76.53
12/31/02                                   0.88          1.12            2.50           69.89
12/31/01                                   0.88          1.10            2.77           65.21

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                 NET                         NET
                                ASSET                   REALIZED AND       TOTAL     DISTRIBUTIONS   DISTRIBUTIONS
                                VALUE        NET         UNREALIZED        FROM         FROM NET        FROM NET
                              BEGINNING   INVESTMENT     GAIN/(LOSS)    INVESTMENT     INVESTMENT       REALIZED
                              OF PERIOD     INCOME     ON INVESTMENTS   OPERATIONS       INCOME          GAINS
------------------------------------------------------------------------------------------------------------------
-------------------------
BALANCED FUND (CONTINUED)
-------------------------
N SHARES
12/31/05                       $ 14.99     $  0.296       $  0.783       $  1.079       $(0.266)        $(1.083)
12/31/04                         13.50        0.253          1.489          1.742        (0.238)         (0.014)
12/31/03                         11.54        0.223          1.955          2.178        (0.218)             --
12/31/02                         13.00        0.277         (1.459)        (1.182)       (0.278)             --
12/31/01                         13.27        0.331         (0.226)         0.105        (0.333)         (0.042)
A SHARES
12/31/05                       $ 14.97     $  0.269       $  0.793       $  1.062       $(0.259)        $(1.083)
12/31/04                         13.49        0.242          1.496          1.738        (0.244)         (0.014)
12/31/03                         11.53        0.230          1.950          2.180        (0.220)             --
12/31/02                         13.00        0.278         (1.469)        (1.191)       (0.279)             --
12/31/01                         13.26        0.333         (0.216)         0.117        (0.335)         (0.042)
B SHARES
01/01/04 to 12/03/04(8)        $ 13.45     $  0.131       $  1.237       $  1.368       $(0.098)        $    --
12/31/03                         11.51        0.158          1.927          2.085        (0.145)             --
02/04/02(3) to 12/31/02          13.02        0.186         (1.471)        (1.285)       (0.225)             --
----------------
CORE EQUITY FUND
----------------
INSTITUTIONAL SHARES
12/31/05                       $ 21.91     $  0.117       $  1.837       $  1.954       $(0.123)        $(2.551)
12/31/04                         20.44        0.144          2.544          2.688        (0.134)         (1.084)
12/31/03                         15.73        0.083          4.710          4.793        (0.083)             --
12/31/02                         20.96        0.053         (4.953)        (4.900)       (0.052)         (0.278)
12/31/01                         24.84        0.031         (3.031)        (3.000)       (0.025)         (0.855)
N SHARES
12/31/05                       $ 21.65     $  0.088       $  1.795       $  1.883       $(0.092)        $(2.551)
12/31/04                         20.22        0.065          2.537          2.602        (0.088)         (1.084)
12/31/03                         15.56        0.040          4.657          4.697        (0.037)             --
12/31/02                         20.73        0.004         (4.891)        (4.887)       (0.005)         (0.278)
12/31/01                         24.62       (0.024)        (3.011)        (3.035)           --          (0.855)
A SHARES
12/31/05                       $ 21.66     $  0.070       $  1.803       $  1.873       $(0.072)        $(2.551)
12/31/04                         20.24        0.078          2.521          2.599        (0.095)         (1.084)
12/31/03                         15.57        0.035          4.671          4.706        (0.036)             --
12/31/02                         20.73        0.009         (4.883)        (4.874)       (0.008)         (0.278)
12/31/01                         24.61       (0.025)        (3.000)        (3.025)           --          (0.855)
B SHARES
01/01/04 to 12/03/04(8)        $ 19.91     $ (0.021)      $  1.948       $  1.927       $    --         $(0.197)
12/31/03                         15.40       (0.093)         4.603          4.510            --              --
12/31/02                         20.66       (0.107)        (4.875)        (4.982)           --          (0.278)
05/31/01(3) to 12/31/01          23.62       (0.102)        (2.003)        (2.105)           --          (0.855)

                       See Notes to Financial Statements.

                                              REDEMPTION     NET                      NET
                                                 FEES       ASSET                    ASSETS
                                               ADDED TO     VALUE                    END OF
                                  TOTAL        PAID-IN     END OF        TOTAL       PERIOD
                              DISTRIBUTIONS    CAPITAL     PERIOD       RETURN        (000)
-----------------------------------------------------------------------------------------------
-------------------------
BALANCED FUND (CONTINUED)
-------------------------
N SHARES
12/31/05                        $ (1.349)        $ --      $14.72     7.18%        $   7,783
12/31/04                          (0.252)          --       14.99    13.04             3,185
12/31/03                          (0.218)          --       13.50    19.04             2,279
12/31/02                          (0.278)          --       11.54    (9.18)            1,897
12/31/01                          (0.375)          --       13.00     0.88             2,253
A SHARES
12/31/05                        $ (1.342)        $ --      $14.69     7.14%(4)     $   2,953
12/31/04                          (0.258)          --       14.97    13.02(4)          1,641
12/31/03                          (0.220)          --       13.49    19.07(4)            442
12/31/02                          (0.279)          --       11.53    (9.26)(4)           260
12/31/01                          (0.377)          --       13.00     0.97(4)            294
B SHARES
01/01/04 to 12/03/04(8)         $ (0.098)        $ --      $14.72    10.23%(2)(5)  $      --
12/31/03                          (0.145)          --       13.45    18.22(5)            413
02/04/02(3) to 12/31/02           (0.225)          --       11.51    (9.96)(2)(5)         75
----------------
CORE EQUITY FUND
----------------
INSTITUTIONAL SHARES
12/31/05                        $ (2.674)        $ --      $21.19     8.97%        $ 135,587
12/31/04                          (1.218)          --       21.91    13.32           128,125
12/31/03                          (0.083)          --       20.44    30.49           127,233
12/31/02                          (0.330)          --       15.73   (23.54)           98,487
12/31/01                          (0.880)          --       20.96   (12.31)          150,175
N SHARES
12/31/05                        $ (2.643)        $ --      $20.89     8.75%        $   6,758
12/31/04                          (1.172)          --       21.65    13.04             4,299
12/31/03                          (0.037)          --       20.22    30.20             4,518
12/31/02                          (0.283)          --       15.56   (23.73)            3,621
12/31/01                          (0.855)          --       20.73   (12.56)            5,611
A SHARES
12/31/05                        $ (2.623)        $ --      $20.91     8.70%(4)     $   1,009
12/31/04                          (1.179)          --       21.66    13.01(4)            809
12/31/03                          (0.036)          --       20.24    30.23(4)            531
12/31/02                          (0.286)          --       15.57   (23.67)(4)           552
12/31/01                          (0.855)          --       20.73   (12.53)(4)           649
B SHARES
01/01/04 to 12/03/04(8)         $ (0.197)        $ --      $21.64     9.77%(2)(5)  $      --
12/31/03                              --           --       19.91    29.29(5)            127
12/31/02                          (0.278)          --       15.40   (24.27)(5)            53
05/31/01(3) to 12/31/01           (0.855)          --       20.66    (9.17)(2)(5)         13

                                             RATIO OF    RATIO OF NET
                                             EXPENSES     INVESTMENT
                                RATIO OF    TO AVERAGE      INCOME
                              EXPENSES TO   NET ASSETS        TO        PORTFOLIO
                              AVERAGE NET   (EXCLUDING    AVERAGE NET    TURNOVER
                                 ASSETS      WAIVERS)       ASSETS         RATE
---------------------------------------------------------------------------------
-------------------------
BALANCED FUND (CONTINUED)
-------------------------
N SHARES
12/31/05                        0.97%        1.03%          1.81%        61.49%
12/31/04                        1.13         1.20           1.69         65.60
12/31/03                        1.13         1.29           1.80         76.53
12/31/02                        1.13         1.37           2.25         69.89
12/31/01                        1.13         1.35           2.52         65.21
A SHARES
12/31/05                        1.04%        1.09%          1.74%        61.49%
12/31/04                        1.13         1.20           1.69         65.60
12/31/03                        1.13         1.29           1.80         76.53
12/31/02                        1.13         1.37           2.25         69.89
12/31/01                        1.13         1.16           2.52         65.21
B SHARES
01/01/04 to 12/03/04(8)         1.87%(1)     1.94%(1)       0.98%(1)     65.60%
12/31/03                        1.88         2.04           1.01         76.53
02/04/02(3) to 12/31/02         1.88(1)      2.12(1)        1.50(1)      69.89
----------------
CORE EQUITY FUND
----------------
INSTITUTIONAL SHARES
12/31/05                        0.93%        0.97%          0.54%        79.92%
12/31/04                        1.00         1.02           0.67         83.50
12/31/03                        1.10         1.23           0.47         76.15
12/31/02                        1.10         1.24           0.27         67.66
12/31/01                        1.10         1.21           0.14         41.63
N SHARES
12/31/05                        1.10%        1.15%          0.37%        79.92%
12/31/04                        1.25         1.27           0.38         83.50
12/31/03                        1.35         1.48           0.22         76.15
12/31/02                        1.35         1.49           0.02         67.66
12/31/01                        1.35         1.46          (0.11)        41.63
A SHARES
12/31/05                        1.18%        1.22%          0.29%        79.92%
12/31/04                        1.25         1.27           0.42         83.50
12/31/03                        1.35         1.48           0.22         76.15
12/31/02                        1.35         1.49           0.02         67.66
12/31/01                        1.35         1.46          (0.11)        41.63
B SHARES
01/01/04 to 12/03/04(8)         1.99%(1)     2.01%(1)      (0.28)%(1)    83.50%
12/31/03                        2.10         2.23          (0.53)        76.15
12/31/02                        2.10         2.24          (0.64)        67.66
05/31/01(3) to 12/31/01         2.10(1)      2.21(1)       (0.86)(1)     41.63

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                 NET                         NET
                                ASSET                   REALIZED AND      TOTAL      DISTRIBUTIONS   DISTRIBUTIONS
                                VALUE        NET         UNREALIZED        FROM         FROM NET        FROM NET
                              BEGINNING   INVESTMENT     GAIN/(LOSS)    INVESTMENT     INVESTMENT       REALIZED
                              OF PERIOD     INCOME     ON INVESTMENTS   OPERATIONS       INCOME          GAINS
------------------------------------------------------------------------------------------------------------------
---------------------
EMERGING MARKETS FUND
---------------------
INSTITUTIONAL SHARES
12/31/05                       $ 11.01     $  0.145       $   3.151      $  3.296      $ (0.112)        $(1.764)
12/31/04                         10.03        0.106           1.843         1.949        (0.110)         (0.860)
12/31/03                          6.66        0.046           3.355         3.401        (0.033)             --
12/31/02                          6.80        0.019          (0.148)       (0.129)       (0.015)             --
12/31/01                          6.88        0.043          (0.085)       (0.042)       (0.038)             --
N SHARES
12/31/05                       $ 10.90     $  0.104       $   3.133      $  3.237      $ (0.093)        $(1.764)
12/31/04                          9.94        0.050           1.851         1.901        (0.082)         (0.860)
12/31/03                          6.61        0.047           3.300         3.347        (0.020)             --
12/31/02                          6.75        0.009          (0.154)       (0.145)           --              --
12/31/01                          6.80        0.012          (0.055)       (0.043)       (0.007)             --
A SHARES
12/31/05                       $ 10.88     $  0.103       $   3.137      $  3.240      $ (0.086)        $(1.764)
12/31/04                          9.94        0.030           1.864         1.894        (0.096)         (0.860)
12/31/03                          6.60        0.040           3.315         3.355        (0.017)             --
12/31/02                          6.75        0.002          (0.154)       (0.152)           --              --
12/31/01                          6.82        0.024          (0.075)       (0.051)       (0.019)             --
B SHARES
01/01/03 to 05/30/03(8)        $  6.58     $  0.008       $   0.632      $  0.640      $     --         $    --
04/18/02(3) to 12/31/02           7.76       (0.040)         (1.142)       (1.182)           --              --
-----------
EQUITY FUND
-----------
INSTITUTIONAL SHARES
12/31/05                       $ 13.44     $  0.170       $   1.513      $  1.683      $ (0.173)        $(1.070)
12/31/04                         11.48        0.111           1.961         2.072        (0.112)             --
12/31/03                          8.98        0.065           2.501         2.566        (0.066)             --
12/31/02                         11.43        0.056          (2.449)       (2.393)       (0.057)             --
12/31/01                         12.55        0.062          (0.426)       (0.364)       (0.062)         (0.694)
N SHARES
12/31/05                       $ 13.53     $  0.119       $   1.548      $  1.667      $ (0.147)        $(1.070)
12/31/04                         11.55        0.100           1.961         2.061        (0.081)             --
12/31/03                          9.02        0.038           2.510         2.548        (0.018)             --
12/31/02                         11.44        0.035          (2.446)       (2.411)       (0.009)             --
12/31/01                         12.55        0.010          (0.416)       (0.406)       (0.010)         (0.694)
A SHARES
12/31/05                       $ 13.53     $  0.130       $   1.520      $  1.650      $ (0.140)        $(1.070)
12/31/04                         11.56        0.041           2.015         2.056        (0.086)             --
12/31/03                          9.02        0.034           2.523         2.557        (0.017)             --
12/31/02                         11.45        0.021          (2.440)       (2.419)       (0.011)             --
12/31/01                         12.55        0.011          (0.406)       (0.395)       (0.011)         (0.694)
B SHARES
01/01/04 to 12/03/04(8)        $ 11.38     $  0.009       $   1.591      $  1.600      $     --         $    --
12/31/03                          8.93       (0.035)          2.485         2.450            --              --
12/31/02                         11.41       (0.034)         (2.446)       (2.480)           --              --
08/01/01(3) to 12/31/01          11.97       (0.020)         (0.540)       (0.560)           --              --

                       See Notes to Financial Statements.


                                               REDEMPTION     NET                        NET
                                                  FEES       ASSET                     ASSETS
                                                ADDED TO     VALUE                     END OF
                                  TOTAL         PAID-IN      END OF       TOTAL        PERIOD
                              DISTRIBUTIONS     CAPITAL      PERIOD      RETURN         (000)
----------------------------------------------------------------------------------------------
---------------------
EMERGING MARKETS FUND
---------------------
INSTITUTIONAL SHARES
12/31/05                        $ (1.876)      $    --      $ 12.43    31.23%         $329,081
12/31/04                          (0.970)        0.001(7)     11.01    20.04           302,250
12/31/03                          (0.033)        0.002(7)     10.03    51.11           289,492
12/31/02                          (0.015)        0.004(7)      6.66    (1.84)           96,652
12/31/01                          (0.038)           --         6.80    (0.60)           40,063
N SHARES
12/31/05                        $ (1.857)      $    --      $ 12.28    30.99%         $  4,887
12/31/04                          (0.942)        0.001(7)     10.90    19.71             2,757
12/31/03                          (0.020)        0.003(7)      9.94    50.70             1,331
12/31/02                              --         0.005(7)      6.61    (2.36)              311
12/31/01                          (0.007)           --         6.75    (0.33)              352
A SHARES
12/31/05                        $ (1.850)      $    --      $ 12.27    31.08%(4)      $  1,205
12/31/04                          (0.956)        0.002(7)     10.88    19.67(4)            916
12/31/03                          (0.017)        0.002(7)      9.94    50.87(4)            364
12/31/02                              --         0.002(7)      6.60    (2.22)(4)           118
12/31/01                          (0.019)           --         6.75    (0.74)(4)             6
B SHARES
01/01/03 to 05/30/03(8)         $     --       $    --      $  7.22     9.73%(2)(5)   $     --
04/18/02(3) to 12/31/02               --         0.002(7)      6.58   (15.21)(2)(5)          8
-----------
EQUITY FUND
-----------
INSTITUTIONAL SHARES
12/31/05                        $ (1.243)      $    --      $ 13.88    12.52%         $261,584
12/31/04                          (0.112)           --        13.44    18.14           244,336
12/31/03                          (0.066)           --        11.48    28.68           229,673
12/31/02                          (0.057)           --         8.98   (20.99)          238,301
12/31/01                          (0.756)           --        11.43    (3.00)          313,186
N SHARES
12/31/05                        $ (1.217)      $    --      $ 13.98    12.31%         $ 16,610
12/31/04                          (0.081)           --        13.53    17.91            12,799
12/31/03                          (0.018)           --        11.55    28.29            13,842
12/31/02                          (0.009)           --         9.02   (21.10)           11,082
12/31/01                          (0.704)           --        11.44    (3.36)           16,193
A SHARES
12/31/05                        $ (1.210)      $    --      $ 13.97    12.18%(4)      $  2,416
12/31/04                          (0.086)           --        13.53    17.85(4)          1,127
12/31/03                          (0.017)           --        11.56    28.39(4)            339
12/31/02                          (0.011)           --         9.02   (21.15)(4)           199
12/31/01                          (0.705)           --        11.45    (3.27)(4)           161
B SHARES
01/01/04 to 12/03/04(8)         $     --       $    --      $ 12.98    14.06%(2)(5)   $     --
12/31/03                              --            --        11.38    27.44(5)            322
12/31/02                              --            --         8.93   (21.74)(5)           221
08/01/01(3) to 12/31/01               --            --        11.41    (4.68)(2)(5)         20

                                          RATIO OF    RATIO OF NET
                                          EXPENSES     INVESTMENT
                            RATIO OF     TO AVERAGE      INCOME
                           EXPENSES TO   NET ASSETS        TO         PORTFOLIO
                           AVERAGE NET   (EXCLUDING   AVERAGE NET     TURNOVER
                             ASSETS       WAIVERS)       ASSETS          RATE
-------------------------------------------------------------------------------
---------------------
EMERGING MARKETS FUND
---------------------
INSTITUTIONAL SHARES
12/31/05                     1.45%        1.60%         1.20%          42.91%
12/31/04                     1.58         1.60          0.92           49.13
12/31/03                     1.58         1.61          0.83           19.99
12/31/02                     1.66         1.71          0.41           34.20
12/31/01                     1.74         1.89          0.78           26.93
N SHARES
12/31/05                     1.62%        1.79%         0.98%          42.91%
12/31/04                     1.83         1.85          0.71           49.13
12/31/03                     1.83         1.86          0.58           19.99
12/31/02                     1.91         1.96          0.12           34.20
12/31/01                     1.99         2.14          0.75           26.93
A SHARES
12/31/05                     1.70%        1.85%         0.91%          42.91%
12/31/04                     1.83         1.85          0.49           49.13
12/31/03                     1.83         1.86          0.62           19.99
12/31/02                     1.91         1.96          0.03           34.20
12/31/01                     1.99         2.08          0.68           26.93
B SHARES
01/01/03 to 05/30/03(8)      2.64%(1)     2.66%(1)      0.33%(1)       10.32%
04/18/02(3) to 12/31/02      2.62(1)      2.65(1)      (0.85)(1)       34.20
-----------
EQUITY FUND
-----------
INSTITUTIONAL SHARES
12/31/05                     0.87%        0.91%         1.20%          62.67%
12/31/04                     0.94         0.94          0.91           72.72
12/31/03                     0.94         0.96          0.63           81.21
12/31/02                     0.95         0.97          0.53           61.83
12/31/01                     0.94         0.95          0.51           77.79
N SHARES
12/31/05                     1.05%        1.10%         1.02%          62.67%
12/31/04                     1.19         1.19          0.66           72.72
12/31/03                     1.19         1.21          0.38           81.21
12/31/02                     1.20         1.22          0.28           61.83
12/31/01                     1.19         1.20          0.26           77.79
A SHARES
12/31/05                     1.12%        1.16%         1.00%          62.67%
12/31/04                     1.19         1.19          0.71           72.72
12/31/03                     1.19         1.21          0.38           81.21
12/31/02                     1.20         1.22          0.28           61.83
12/31/01                     1.19         1.20          0.26           77.79
B SHARES
01/01/04 to 12/03/04(8)      1.93%(1)     1.94%(1)     (0.11)%(1)      72.72%
12/31/03                     1.94         1.96         (0.37)          81.21
12/31/02                     1.95         1.97         (0.35)          61.83
08/01/01(3) to 12/31/01      1.94(1)      1.95(1)      (0.45)(1)       77.79

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                 NET                         NET
                                ASSET                   REALIZED AND      TOTAL      DISTRIBUTIONS   DISTRIBUTIONS
                                VALUE        NET         UNREALIZED        FROM         FROM NET       FROM NET
                              BEGINNING   INVESTMENT     GAIN/(LOSS)    INVESTMENT     INVESTMENT      REALIZED
                              OF PERIOD     INCOME     ON INVESTMENTS   OPERATIONS       INCOME          GAINS
------------------------------------------------------------------------------------------------------------------
----------
INDEX FUND
----------
INSTITUTIONAL SHARES
12/31/05                       $ 22.09     $ 0.380        $ 0.808        $ 1.188        $(0.369)        $(3.224)
12/31/04                         21.55       0.362          1.844          2.206         (0.357)         (1.309)
12/31/03                         18.06       0.275          4.726          5.001         (0.275)         (1.236)
12/31/02                         23.91       0.244         (5.501)        (5.257)        (0.243)         (0.350)
12/31/01                         28.39       0.241         (3.742)        (3.501)        (0.242)         (0.737)
N SHARES
12/31/05                       $ 22.08     $ 0.300        $ 0.851        $ 1.151        $(0.331)        $(3.224)
12/31/04                         21.54       0.299          1.851          2.150         (0.301)         (1.309)
12/31/03                         18.05       0.224          4.728          4.952         (0.226)         (1.236)
12/31/02                         23.90       0.194         (5.503)        (5.309)        (0.191)         (0.350)
12/31/01                         28.39       0.177         (3.752)        (3.575)        (0.178)         (0.737)
B SHARES
01/01/04 to 12/03/04(8)        $ 21.47     $ 0.109        $ 1.474        $ 1.583        $    --         $(0.313)
12/31/03                         18.00       0.069          4.705          4.774         (0.068)         (1.236)
12/31/02                         23.90       0.081         (5.535)        (5.454)        (0.096)         (0.350)
08/22/01(3) to 12/31/01          24.77       0.038         (0.238)        (0.200)        (0.041)         (0.629)
------------------
INTERNATIONAL FUND
------------------
INSTITUTIONAL SHARES
12/31/05                       $ 15.70     $ 0.214        $ 1.919        $ 2.133        $(0.193)        $    --
12/31/04                         13.63       0.135          2.081          2.216         (0.146)             --
12/31/03                          9.81       0.165          3.800          3.965         (0.160)             --
12/31/02                         11.54       0.092         (1.808)        (1.716)        (0.068)             --
12/31/01                         14.36       0.055         (2.825)        (2.770)        (0.050)             --
N SHARES
12/31/05                       $ 15.71     $ 0.213        $ 1.892        $ 2.105        $(0.165)        $    --
12/31/04                         13.64       0.126          2.054          2.180         (0.110)             --
12/31/03                          9.82       0.121          3.815          3.936         (0.131)             --
12/31/02                         11.55       0.039         (1.789)        (1.750)        (0.031)             --
12/31/01                         14.36       0.026         (2.815)        (2.789)        (0.021)             --
A SHARES
12/31/05                       $ 15.18     $ 0.108        $ 1.917        $ 2.025        $(0.175)        $    --
12/31/04                         13.19       0.089          2.015          2.104         (0.114)             --
12/31/03                          9.35       0.030          3.928          3.958         (0.132)             --
12/31/02                         11.57       0.079         (2.311)        (2.232)            --              --
12/31/01                         14.38       0.016         (2.815)        (2.799)        (0.011)             --
B SHARES
01/01/03 to 05/30/03(8)        $  9.77     $ 0.098        $ 0.452        $ 0.550        $    --         $    --
12/31/02                         11.55       0.041         (1.826)        (1.785)        (0.018)             --
07/23/01(3) to 12/31/01          12.49      (0.057)        (0.883)        (0.940)            --              --

                                             See Notes to Financial Statements.


                                               REDEMPTION      NET                        NET
                                                  FEES        ASSET                     ASSETS
                                                ADDED TO      VALUE                     END OF
                                  TOTAL         PAID-IN      END OF        TOTAL        PERIOD
                              DISTRIBUTIONS     CAPITAL      PERIOD       RETURN         (000)
-----------------------------------------------------------------------------------------------
----------
INDEX FUND
----------
INSTITUTIONAL SHARES
12/31/05                        $ (3.593)     $  0.005(7)   $  19.69     5.38%         $ 76,163
12/31/04                          (1.666)           --         22.09    10.48           311,422
12/31/03                          (1.511)           --         21.55    28.11           353,889
12/31/02                          (0.593)           --         18.06   (22.21)          354,499
12/31/01                          (0.979)           --         23.91   (12.30)          432,923
N SHARES
12/31/05                        $ (3.555)     $  0.004(7)   $  19.68     5.15%         $ 14,963
12/31/04                          (1.610)           --         22.08    10.21            17,457
12/31/03                          (1.462)           --         21.54    27.82            19,986
12/31/02                          (0.541)           --         18.05   (22.43)           17,339
12/31/01                          (0.915)           --         23.90   (12.57)           24,449
B SHARES
01/01/04 to 12/03/04(8)         $ (0.313)     $     --      $  22.74     7.45%(2)(5)   $     --
12/31/03                          (1.304)           --         21.47    26.81(5)            483
12/31/02                          (0.446)           --         18.00   (22.99)(5)           571
08/22/01(3) to 12/31/01           (0.670)           --         23.90    (0.75)(2)(5)         26
------------------
INTERNATIONAL FUND
------------------
INSTITUTIONAL SHARES
12/31/05                        $ (0.193)     $     --      $  17.64    13.60%         $242,629
12/31/04                          (0.146)           --         15.70    16.48           210,109
12/31/03                          (0.160)        0.015(7)      13.63    40.44           171,921
12/31/02                          (0.068)        0.054(7)       9.81   (14.41)          141,034
12/31/01                          (0.050)           --         11.54   (19.29)          177,337
N SHARES
12/31/05                        $ (0.165)     $     --      $  17.65    13.40%         $  2,900
12/31/04                          (0.110)           --         15.71    16.10             2,040
12/31/03                          (0.131)        0.015(7)      13.64    40.19             1,595
12/31/02                          (0.031)        0.051(7)       9.82   (14.79)            1,202
12/31/01                          (0.021)           --         11.55   (19.46)            5,336
A SHARES
12/31/05                        $ (0.175)     $     --      $  17.03    13.34%(4)      $    349
12/31/04                          (0.114)           --         15.18    16.17(4)            101
12/31/03                          (0.132)        0.014(7)      13.19    42.33(4)             57
12/31/02                              --         0.012(7)       9.35   (19.19)(4)             6
12/31/01                          (0.011)           --         11.57   (19.47)(4)             3
B SHARES
01/01/03 to 05/30/03(8)         $     --      $     --      $  10.32     5.63%(2)(5)   $     --
12/31/02                          (0.018)        0.023(7)       9.77   (15.26)(5)            11
07/23/01(3) to 12/31/01               --            --         11.55    (7.53)(2)(5)          1

                                       RATIO OF              RATIO OF NET
                                       EXPENSES               INVESTMENT
                          RATIO OF    TO AVERAGE                INCOME
                        EXPENSES TO   NET ASSETS                  TO          PORTFOLIO
                        AVERAGE NET   (EXCLUDING              AVERAGE NET      TURNOVER
                           ASSETS      WAIVERS)                  ASSETS         RATE
---------------------------------------------------------------------------------------
----------
INDEX FUND
----------
INSTITUTIONAL SHARES
12/31/05                  0.40%        0.45%                    1.45%            6.34%
12/31/04                  0.43         0.43                     1.59             2.67
12/31/03                  0.43         0.47                     1.37             1.72
12/31/02                  0.45         0.53                     1.18             6.42
12/31/01                  0.45         0.50                     0.93             4.26
N SHARES
12/31/05                  0.57%        0.64%                    1.34%            6.34%
12/31/04                  0.68         0.68                     1.34             2.67
12/31/03                  0.68         0.72                     1.12             1.72
12/31/02                  0.70         0.78                     0.93             6.42
12/31/01                  0.70         0.75                     0.68             4.26
B SHARES
01/01/04 to 12/03/04(8)   1.43%(1)     1.43%(1)                 0.57%(1)         2.67%
12/31/03                  1.43         1.47                     0.37             1.72
12/31/02                  1.45         1.53                     0.40             6.42
08/22/01(3) to 12/31/01   1.45(1)      1.50(1)                  0.04(1)          4.26
------------------
INTERNATIONAL FUND
------------------
INSTITUTIONAL SHARES
12/31/05                  1.19%        1.34%                    1.33%           44.03%
12/31/04                  1.33         1.35                     0.96            27.84
12/31/03                  1.36         1.39                     1.40            35.15
12/31/02                  1.40         1.43                     0.85            22.38
12/31/01                  1.36         1.37                     0.75            38.32
N SHARES
12/31/05                  1.37%        1.53%                    1.11%           44.03%
12/31/04                  1.58         1.60                     0.76            27.84
12/31/03                  1.61         1.64                     1.11            35.15
12/31/02                  1.60         1.63                     0.36            22.38
12/31/01                  1.61         1.62                     0.50            38.32
A SHARES
12/31/05                  1.44%        1.59%                    0.93%           44.03%
12/31/04                  1.58         1.60                     0.71            27.84
12/31/03                  1.57         1.60                     0.27            35.15
12/31/02                  1.65         1.68                     0.71            22.38
12/31/01                  1.61         1.62                     0.18            38.32
B SHARES
01/01/03 to 05/30/03(8)   2.35%(1)     2.37%(1)                 2.50%(1)        18.70%
12/31/02                  2.40         2.43                    (0.97)           22.38
07/23/01(3) to 12/31/01   2.19(1)      2.19(1)                 (1.10)(1)        38.32

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                               NET                      NET
                              ASSET                 REALIZED AND      TOTAL    DISTRIBUTIONS  DISTRIBUTIONS
                              VALUE       NET        UNREALIZED       FROM        FROM NET       FROM NET
                            BEGINNING  INVESTMENT   GAIN/(LOSS)    INVESTMENT    INVESTMENT      REALIZED
                            OF PERIOD    INCOME    ON INVESTMENTS  OPERATIONS      INCOME         GAINS
-----------------------------------------------------------------------------------------------------------
---------------------
SMALL-CAP GROWTH FUND
---------------------
INSTITUTIONAL SHARES
12/31/05                    $   13.71  $  (0.025)    $   0.512     $   0.487     $      --      $  (0.637)
12/31/04                        11.39     (0.064)        2.384         2.320            --             --
12/31/03                         7.68     (0.044)        3.754         3.710            --             --
12/31/02                         9.68     (0.032)       (1.968)       (2.000)           --             --
01/09/01(3) to 12/31/01         10.00     (0.014)       (0.306)       (0.320)           --             --
B SHARES
01/01/03 to 05/30/03(8)     $    7.60  $  (0.044)    $   1.024     $   0.980     $      --      $      --
12/31/02                         9.68     (0.102)       (1.978)       (2.080)           --             --
12/20/01(3) to 12/31/01          9.36     (0.009)        0.329         0.320            --             --
--------------------------
SMALL-CAP OPPORTUNITY FUND
--------------------------
INSTITUTIONAL SHARES
12/31/05                    $   24.64  $   0.042     $   1.133     $   1.175     $  (0.045)     $  (4.294)
12/31/04                        22.74      0.083         5.161         5.244        (0.059)        (3.322)
12/31/03                        15.12     (0.024)        7.881         7.857            --         (0.238)
12/31/02                        17.70     (0.086)       (2.496)       (2.582)           --             --
12/31/01                        19.88     (0.119)       (1.792)       (1.911)           --         (0.269)
N SHARES
12/31/05                    $   24.05  $  (0.011)    $   1.101     $   1.090     $      --      $  (4.294)
12/31/04                        22.28      0.027         5.032         5.059        (0.011)        (3.322)
12/31/03                        14.85     (0.060)        7.727         7.667            --         (0.238)
12/31/02                        17.44     (0.119)       (2.473)       (2.592)           --             --
12/31/01                        19.62     (0.161)       (1.750)       (1.911)           --         (0.269)
A SHARES
12/31/05                    $   24.03  $  (0.089)    $   1.159     $   1.070     $      --      $  (4.294)
12/31/04                        22.27      0.042         5.003         5.045        (0.025)        (3.322)
12/31/03                        14.85     (0.057)        7.714         7.657            --         (0.238)
12/31/02                        17.43     (0.118)       (2.463)       (2.581)           --             --
12/31/01                        19.62     (0.154)       (1.767)       (1.921)           --         (0.269)
B SHARES
01/01/04 to 12/03/04(8)     $   21.86  $  (0.143)    $   4.643     $   4.500     $      --      $  (1.002)
12/31/03                        14.69     (0.195)        7.602         7.407            --         (0.238)
12/31/02                        17.37     (0.230)       (2.451)       (2.681)           --             --
06/25/01(3) to 12/31/01         18.32     (0.138)       (0.543)       (0.681)           --         (0.269)
--------------------
SMALL-CAP VALUE FUND
--------------------
INSTITUTIONAL SHARES
12/31/05                    $   50.67  $   0.266     $   4.246     $   4.512     $  (0.241)     $  (7.581)
12/31/04                        45.10      0.333        12.228        12.561        (0.274)        (6.826)
12/31/03                        31.79      0.408        13.260        13.668        (0.360)            --
12/31/02                        36.88      0.154        (4.814)       (4.660)       (0.131)        (0.306)
12/31/01                        37.35      0.117         1.931         2.048        (0.117)        (2.401)

                       See Notes to Financial Statements.

                                           REDEMPTION        NET                       NET
                                              FEES          ASSET                     ASSETS
                                            ADDED TO        VALUE                     END OF
                                TOTAL       PAID-IN         END OF    TOTAL           PERIOD
                            DISTRIBUTIONS   CAPITAL         PERIOD   RETURN           (000)
---------------------------------------------------------------------------------------------
---------------------
SMALL-CAP GROWTH FUND
---------------------
INSTITUTIONAL SHARES
12/31/05                      $  (0.637)    $      --     $   13.56    3.40%        $  20,626
12/31/04                             --            --         13.71   20.37             7,396
12/31/03                             --            --         11.39   48.31             8,506
12/31/02                             --            --          7.68  (20.66)            7,278
01/09/01(3) to 12/31/01              --            --          9.68   (3.20)(2)         7,854
B SHARES
01/01/03 to 05/30/03(8)       $      --     $      --     $    8.58   12.90%(2)(5)  $      --
12/31/02                             --            --          7.60  (21.49)(5)             4
12/20/01(3) to 12/31/01              --            --          9.68    3.42(2)(5)           1
--------------------------
SMALL-CAP OPPORTUNITY FUND
--------------------------
INSTITUTIONAL SHARES
12/31/05                      $  (4.339)    $   0.004(7)  $   21.48    4.55%        $ 480,501
12/31/04                         (3.381)        0.037(7)      24.64   24.16(9)        544,635
12/31/03                         (0.238)        0.001(7)      22.74   52.02           472,228
12/31/02                             --         0.002(7)      15.12  (14.58)          323,683
12/31/01                         (0.269)           --         17.70   (9.65)          411,368
N SHARES
12/31/05                      $  (4.294)    $   0.004(7)  $   20.85    4.31%        $ 108,134
12/31/04                         (3.333)        0.044(7)      24.05   23.85(9)         98,267
12/31/03                         (0.238)        0.001(7)      22.28   51.68            61,579
12/31/02                             --         0.002(7)      14.85  (14.85)           13,954
12/31/01                         (0.269)           --         17.44   (9.83)            8,301
A SHARES
12/31/05                      $  (4.294)    $   0.004(7)  $   20.81    4.28%(4)     $  12,094
12/31/04                         (3.347)        0.062(7)      24.03   23.88(4)(9)      66,179
12/31/03                         (0.238)        0.001(7)      22.27   51.62(4)          3,047
12/31/02                             --         0.001(7)      14.85  (14.80)(4)           777
12/31/01                         (0.269)           --         17.43   (9.83)(4)           246
B SHARES
01/01/04 to 12/03/04(8)       $  (1.002)    $   0.002(7)  $   25.36   21.30%(2)(5)  $      --
12/31/03                         (0.238)        0.001(7)      21.86   50.48(5)            506
12/31/02                             --         0.001(7)      14.69  (15.43)(5)           237
06/25/01(3) to 12/31/01          (0.269)           --         17.37   (3.77)(2)(5)         41
--------------------
SMALL-CAP VALUE FUND
--------------------
INSTITUTIONAL SHARES
12/31/05                      $  (7.822)    $   0.040(7)  $   47.40    8.90%        $ 335,085
12/31/04                         (7.100)        0.109(7)      50.67   28.93(9)        369,311
12/31/03                         (0.360)        0.002(7)      45.10   43.04           308,693
12/31/02                         (0.437)        0.007(7)      31.79  (12.76)          216,922
12/31/01                         (2.518)           --         36.88    5.57           248,031

                                          RATIO OF    RATIO OF NET
                                          EXPENSES     INVESTMENT
                              RATIO OF   TO AVERAGE      INCOME
                            EXPENSES TO  NET ASSETS        TO        PORTFOLIO
                            AVERAGE NET  (EXCLUDING   AVERAGE NET     TURNOVER
                               ASSETS     WAIVERS)       ASSETS         RATE
------------------------------------------------------------------------------
---------------------
SMALL-CAP GROWTH FUND
---------------------
INSTITUTIONAL SHARES
12/31/05                       0.96%        1.46%        (0.38)%      100.38%
12/31/04                       1.00         1.48         (0.53)        99.76
12/31/03                       1.00         1.44         (0.48)       124.27
12/31/02                       1.00         1.36         (0.38)       107.48
01/09/01(3) to 12/31/01        1.00(1)      2.53(1)      (0.15)(1)     59.94(1)
B SHARES
01/01/03 to 05/30/03(8)        2.00%(1)     2.54%(1)     (1.41)%(1)    61.84%
12/31/02                       2.00         2.36         (1.25)       107.48
12/20/01(3) to 12/31/01        2.00(1)      3.37(1)      (1.62)(1)     59.94(1)
--------------------------
SMALL-CAP OPPORTUNITY FUND
--------------------------
INSTITUTIONAL SHARES
12/31/05                       0.94%        0.97%         0.16%        76.08%
12/31/04                       1.00         1.00          0.36         63.79
12/31/03                       1.20         1.25         (0.13)        83.34
12/31/02                       1.20         1.27         (0.51)        76.97
12/31/01                       1.20         1.25         (0.67)        85.04
N SHARES
12/31/05                       1.15%        1.18%        (0.05)%       76.08%
12/31/04                       1.25         1.25          0.15         63.79
12/31/03                       1.45         1.50         (0.32)        83.34
12/31/02                       1.45         1.52         (0.76)        76.97
12/31/01                       1.45         1.50         (0.92)        85.04
A SHARES
12/31/05                       1.19%        1.22%        (0.18)%       76.08%
12/31/04                       1.25         1.25          0.33         63.79
12/31/03                       1.45         1.50         (0.30)        83.34
12/31/02                       1.45         1.52         (0.76)        76.97
12/31/01                       1.45         1.50         (0.92)        85.04
B SHARES
01/01/04 to 12/03/04(8)        1.98%(1)     1.99%(1)     (0.71)%(1)    63.79%
12/31/03                       2.20         2.25         (1.09)        83.34
12/31/02                       2.20         2.27         (1.47)        76.97
06/25/01(3) to 12/31/01        2.20(1)      2.25(1)      (1.67)(1)     85.04
--------------------
SMALL-CAP VALUE FUND
--------------------
INSTITUTIONAL SHARES
12/31/05                       0.90%        0.94%         0.49%        74.30%
12/31/04                       0.93         0.94          0.69         69.98
12/31/03                       0.95         0.99          1.08        106.69
12/31/02                       0.99         1.09          0.43        134.99
12/31/01                       0.99         1.08          0.36         80.85

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                     NET                      NET
                                    ASSET                 REALIZED AND      TOTAL    DISTRIBUTIONS  DISTRIBUTIONS
                                    VALUE       NET        UNREALIZED       FROM        FROM NET       FROM NET
                                  BEGINNING  INVESTMENT   GAIN/(LOSS)    INVESTMENT    INVESTMENT      REALIZED
                                  OF PERIOD    INCOME    ON INVESTMENTS  OPERATIONS      INCOME         GAINS
-----------------------------------------------------------------------------------------------------------------
--------------------------------
SMALL-CAP VALUE FUND (CONTINUED)
--------------------------------
N SHARES
12/31/05                          $   50.44  $   0.233     $   4.152     $   4.385     $  (0.148)     $  (7.581)
12/31/04                              44.99      0.186        12.074        12.260        (0.215)        (6.826)
12/31/03                              31.73      0.279        13.257        13.536        (0.278)            --
12/31/02                              36.81      0.059        (4.791)       (4.732)       (0.048)        (0.306)
12/31/01                              37.28      0.037         1.931         1.968        (0.037)        (2.401)
A SHARES
12/31/05                          $   50.35  $   0.173     $   4.180     $   4.353     $  (0.135)     $  (7.581)
12/31/04                              44.92      0.198        12.004        12.202        (0.229)        (6.826)
12/31/03                              31.69      0.271        13.243        13.514        (0.286)            --
12/31/02                              36.78      0.042        (4.767)       (4.725)       (0.064)        (0.306)
12/31/01                              37.28      0.049         1.901         1.950        (0.049)        (2.401)
B SHARES
01/01/04 to 12/03/04(8)           $   44.48  $  (0.136)    $  10.985     $  10.849     $  (0.004)     $  (1.158)
12/31/03                              31.43      0.099        12.985        13.084        (0.036)            --
12/31/02                              36.69     (0.200)       (4.760)       (4.960)           --         (0.306)
05/31/01(3) to 12/31/01               40.77     (0.087)       (1.592)       (1.679)           --         (2.401)

(1)   Annualized.

(2)   Total returns for periods of less than one year are not annualized.

(3)   Date commenced operations.

(4)   Sales load is not reflected in total return.

(5)   Contingent deferred sales load is not reflected in total return.

(6)   Not meaningful given short period.

(7) Fund assesses a redemption fee in the amount of 2.00% on redemptions of shares that have been held 90 days or less (30 days or less, effective June 4, 2004) from time of purchase. Fees collected are retained by the Fund for the benefit of the remaining shareholders.

(8)   Date ceased operations.

(9) Total returns for each of the classes for the Small-Cap Opportunity Fund and the Small-Cap Value Fund include 0.16% and 0.26%, respectively, resulting from redemption fees reimbursed by the Administrator.

                       See Notes to Financial Statements.

                                                 REDEMPTION       NET                        NET
                                                    FEES         ASSET                     ASSETS
                                                  ADDED TO       VALUE                     END OF
                                      TOTAL        PAID-IN       END OF   TOTAL            PERIOD
                                  DISTRIBUTIONS    CAPITAL       PERIOD   RETURN            (000)
--------------------------------------------------------------------------------------------------
--------------------------------
SMALL-CAP VALUE FUND (CONTINUED)
--------------------------------
N SHARES
12/31/05                            $  (7.729)   $   0.024(7)  $   47.12    8.68%        $ 110,495
12/31/04                               (7.041)       0.231(7)      50.44   28.59(9)         35,891
12/31/03                               (0.278)       0.002(7)      44.99   42.70             7,702
12/31/02                               (0.354)       0.006(7)      31.73  (12.98)            4,414
12/31/01                               (2.438)          --         36.81    5.36             3,477
A SHARES
12/31/05                            $  (7.716)   $   0.033(7)  $   47.02    8.63%(4)     $  11,226
12/31/04                               (7.055)       0.283(7)      50.35   28.62(4)(9)       8,352
12/31/03                               (0.286)       0.002(7)      44.92   42.68(4)          1,557
12/31/02                               (0.370)       0.005(7)      31.69  (12.98)(4)           669
12/31/01                               (2.450)          --         36.78    5.31(4)            341
B SHARES
01/01/04 to 12/03/04(8)             $  (1.162)   $   0.003(7)  $   54.17   24.86%(2)(5)  $      --
12/31/03                               (0.036)       0.002(7)      44.48   41.64(5)            979
12/31/02                               (0.306)       0.006(7)      31.43  (13.65)(5)           466
05/31/01(3) to 12/31/01                (2.401)          --         36.69   (4.06)(2)(5)        302

                                                RATIO OF    RATIO OF NET
                                                EXPENSES     INVESTMENT
                                    RATIO OF   TO AVERAGE      INCOME
                                  EXPENSES TO  NET ASSETS        TO        PORTFOLIO
                                  AVERAGE NET  (EXCLUDING    AVERAGE NET    TURNOVER
                                     ASSETS     WAIVERS)       ASSETS         RATE
------------------------------------------------------------------------------------
--------------------------------
SMALL-CAP VALUE FUND (CONTINUED)
--------------------------------
N SHARES
12/31/05                             1.11%        1.15%         0.32%        74.30%
12/31/04                             1.18         1.19          0.50         69.98
12/31/03                             1.20         1.24          0.83        106.69
12/31/02                             1.24         1.34          0.18        134.99
12/31/01                             1.24         1.33          0.11         80.85
A SHARES
12/31/05                             1.15%        1.19%         0.24%        74.30%
12/31/04                             1.18         1.19          0.57         69.98
12/31/03                             1.20         1.24          0.83        106.69
12/31/02                             1.24         1.34          0.18        134.99
12/31/01                             1.24         1.33          0.11         80.85
B SHARES
01/01/04 to 12/03/04(8)              1.92%(1)     1.93%(1)     (0.34)%(1)    69.98%
12/31/03                             1.95         1.99          0.08        106.69
12/31/02                             1.99         2.09         (0.57)       134.99
05/31/01(3) to 12/31/01              1.99(1)      2.08(1)      (0.64)(1)     80.85

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

1.    ORGANIZATION

      Harris Insight Funds Trust (the "Trust") was organized as a business trust under the laws of The Commonwealth of Massachusetts on December 6, 1995. The Trust is an open-end management investment company and currently offers nineteen diversified investment portfolios. The portfolios of the Trust are each referred to as a "Fund" and, collectively, as the "Funds" and are as follows:

            MONEY MARKET FUNDS:
            Harris Insight Government Money Market Fund ("Government Money Market Fund")
            Harris Insight Money Market Fund ("Money Market Fund")
            Harris Insight Tax-Exempt Money Market Fund ("Tax-Exempt Money Market Fund")

            FIXED INCOME FUNDS:
            Harris Insight Bond Fund ("Bond Fund")
            Harris Insight High Yield Bond Fund ("High Yield Bond Fund")
            Harris Insight Intermediate Government Bond Fun ("Intermediate Government Bond Fund")
            Harris Insight Intermediate Tax-Exempt Bond Fund ("Intermediate Tax-Exempt Bond Fund")
            Harris Insight Short/Intermediate Bond Fund ("Short/Intermediate Bond Fund")
            Harris Insight Tax-Exempt Bond Fund ("Tax-Exempt Bond Fund")
            Harris Insight Ultra Short Duration Bond Fund ("Ultra Short Duration Bond Fund")

            EQUITY FUNDS:
            Harris Insight Balanced Fund ("Balanced Fund")
            Harris Insight Core Equity Fund ("Core Equity Fund")
            Harris Insight Emerging Markets Fund ("Emerging Markets Fund") Harris Insight Equity Fund ("Equity Fund")
            Harris Insight Index Fund ("Index Fund")
            Harris Insight International Fund ("International Fund")
            Harris Insight Small-Cap Growth Fund ("Small-Cap Growth Fund") Harris Insight Small-Cap Opportunity Fund ("Small-Cap Opportunity Fund")
            Harris Insight Small-Cap Value Fund ("Small-Cap Value Fund")

      The Trust offers five classes of shares: A shares, N shares, Service shares, Exchange shares, and Institutional shares. Institutional shares are offered by each Fund. A shares are offered by each Fund, except for each of the Money Market Funds, the Ultra Short Duration Bond Fund, the Index Fund, and the Small-Cap Growth Fund. N shares are offered by each Fund, except for the Ultra Short Duration Bond Fund and the Small-Cap Growth Fund. Service shares are offered only by each of the Money Market Funds. Exchange shares are offered only by the Money Market Fund. Shares of all classes of a Fund have equal voting rights except on class-specific matters. Investment income, realized and unrealized gains and losses and certain fund-level expenses are borne PRO RATA on the basis of relative net assets of all classes, except that each class bears any expenses unique to that class. N shares, A shares, Service shares, and Exchange shares are subject to certain service organization/agent fees as described in Note 4, and A shares are sold subject to a sales load (Note 5). Institutional shares are not subject to service organization/agent fees or sales loads.

2.    SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies used by the Funds in the preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

      (A) SECURITY VALUATION -- Securities and other assets owned by the Funds are valued as of the close of regular trading on the New York Stock Exchange (which is currently 4:00 p.m., Eastern time). Equity securities, other than securities for which the primary market is the National Association of
Securities Dealers' Automatic Quotation System ("NASDAQ"), are valued at the last sales price on the primary market where traded. In the absence of any sale on the valuation date, the securities are valued at the closing bid price. A security for which the primary market is the NASDAQ will be valued at the NASDAQ Official Closing Price as defined by the NASDAQ, or, in the absence of a reported Official Closing Price on the valuation date, at closing bid price. Securities traded only on the over-the-counter markets are valued at the closing over-the-counter bid prices. Debt obligations and fixed-income securities, including asset-backed and mortgage-backed securities (but not including securities with remaining maturities of 60 days or less or securities held by the Money Market Funds), are valued at the mean of the last bid and asked prices. In the event that market prices are not readily available, or where last sale prices are considered not to reflect values as of the valuation time (e.g., from foreign markets), securities are valued at a fair value as determined in good faith by or under the direction of the Board of Trustees. Debt obligations with remaining maturities of 60 days or less and securities held by the Money Market Funds are valued at amortized cost.

      Standards for Fair Value Determinations -- As a general principle, a "fair value" of a security is the amount that a Fund may reasonably expect to realize upon its current sale. There is no single standard for determining a fair value of a security. The Board or its designee, as the case may be, shall take into account all of the relevant factors and surrounding circumstances, including, but not limited to: (i) the nature and pricing history (if any) of the security;
(ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of the Fund with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by Harris Investment Management or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of Harris Investment Management; and (vii) the liquidity or illiquidity of the market for the security.

      With respect to Funds that invest in non-U.S. securities, the Funds may take into consideration factors influencing specific markets or issuers when determining a fair value of a non-U.S. security. The Funds have retained a third party service provider to assist in determining when fair valuation is necessary, as well as to provide estimates of fair values, with respect to foreign securities held by the International Fund and the Emerging Markets Fund. That service utilizes statistical data based on historical performance of securities, markets, and other data in developing factors used to determine a fair value.

      In determining a fair value of a non-U.S. security, the Funds may consider the security's trading value on other markets; the value of American Depositary Receipts, Global Depositary Receipts, European Depositary Receipts and other similar instruments representing interests in the security in question; the value of closed-end funds that invest in a country or region relevant to the security in question; relevant foreign currency exchange activity; the trading prices of financial products that are tied to relevant baskets of foreign securities (e.g. iShares(R) or futures contracts); relevant currency exchange rates and fluctuations; relevant currency restrictions; relevant investment repatriation restrictions; the relevant country's or geographic region's political and economic environment; the relevant country's liquidity and settlement issues; and any other relevant information regarding the security.

      Each of the Money Market Funds values its investments using the amortized cost method as permitted by Rule 2a-7 of the Investment Company Act of 1940, which involves initially valuing investments at cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method approximates market value.

      (B) FOREIGN CURRENCY TRANSLATION -- The books and records of the International Fund and the Emerging Markets Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

            (i)  market  value  of  investment  securities,   other  assets  and
      liabilities at the current rate of exchange on the valuation date; and

            (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

      The International Fund and the Emerging Markets Fund do not isolate that portion of gains and losses on investments in securities which is due to changes in the foreign exchange rates from that which is due to changes in the market prices of such securities. The International Fund and the Emerging Markets Fund report gains and losses on foreign currency-related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses, to the extent realized, are treated as ordinary income or loss for federal income tax purposes.

      (C) FEDERAL INCOME TAXES -- Each Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its net investment income and net realized capital gains to shareholders. Accordingly, no provision for federal income tax is required.

      (D) DISTRIBUTIONS -- Each of the Funds declares dividends from net investment income. Dividends from the Money Market Funds and the Fixed Income Funds are declared daily and paid monthly. Dividends from the Balanced Fund, Equity Fund, and Index Fund are declared and paid quarterly. Dividends from the Core Equity Fund, Emerging Markets Fund, International Fund, Small-Cap Growth Fund, Small-Cap Opportunity Fund, and Small-Cap Value Fund are declared and paid annually. Each Fund's net realized capital gains, if any, are normally distributed at least annually. Distributions to shareholders are recorded on the ex-dividend dates.

      The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under generally accepted
accounting   principles  in  the  United  States  of  America.   These  book/tax
differences are either temporary or permanent in nature. To the extent these differences are permanent, they are reclassified within the capital accounts to conform to their tax treatment in the period in which the difference arises.

      (E) FUTURES CONTRACTS -- The Funds may enter into securities index and other financial futures contracts to manage exposure to certain market risks. The Index Fund may maintain Standard & Poor's 500 Index(R) futures contracts to simulate full investment in that index while retaining a cash position for fund management purposes, to facilitate trading, or to reduce transaction costs. Upon entering into a futures contract, a Fund is required to deposit an amount ("initial margin") equal to a certain percentage of the contract value. Subsequent payments ("variation margin") are required to be made or received by the Fund each day, reflecting the daily change in the value of the contracts and are recorded as an unrealized gain or loss. When the contract is closed, the Fund will recognize a realized gain or loss.

      Futures contracts are subject to the risk associated with the imperfect correlation between movements in the price of the futures contract and the price of the securities being hedged. The risk of imperfect correlation increases with respect to securities index futures as the composition of the Fund's portfolio diverges from composition of the index underlying such index futures. In addition, there is no assurance that a liquid secondary market will exist at the time the Fund elects to close out a futures position.

      (F) ALLOCATION OF INCOME, EXPENSES, AND REALIZED AND UNREALIZED GAINS AND LOSSES -- Expenses which have not been directly charged to a specific Fund are generally allocated among the Funds on the basis of relative net assets. Expenses relating to a particular class of shares of a Fund are charged to that class. Non-class specific expenses, investment income, and realized and unrealized gains and losses on investments of a Fund are allocated among separate classes of shares based upon their relative net assets based on the date the income or expense is earned or incurred or realized and unrealized gains and losses are incurred. The non-Money Market Funds bear a slightly greater portion of fees paid to the Administrator to reflect the relatively higher cost of administration services to those Funds.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

      (G) DOLLAR ROLLS -- A Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery at a future date and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. Dollar roll transactions are accounted for as purchases and sales of securities.

      (H) INTEREST-ONLY AND PRINCIPAL-ONLY SECURITIES -- Some Funds may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities represent a participation in, or are secured by, or payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. Stripped mortgage-backed securities include interest-only securities (IOs) which receive all of the interest, and principal-only securities (POs) which receive all of the principal. The market value of these securities is highly sensitive to changes in interest rates and a rapid (slow) rate of principal payments may have an adverse (positive) effect on yield to maturity. Payments received for IOs are included in interest income. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security on a daily basis until maturity and these adjustments are also included in interest income. Payments received for POs are treated as reductions to the cost and par value of the securities. Any pay down gains or losses associated with the payments received are included in interest income. If the underlying mortgage assets are greater than anticipated payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities. Although stripped mortgage-backed securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not been fully developed. Accordingly, these securities are generally illiquid.

      (I) REPURCHASE AGREEMENTS -- Some Funds invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until maturity of the repurchase agreements. Provisions of the repurchase agreements require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters an insolvency proceeding, realization on the collateral by the Fund may be delayed or limited.

      (J)   SECURITIES   LENDING -- Each   Fund   may   participate   in   a
securities-lending program with certain counterparties whereby a Fund may loan securities to an organization that provides collateral. The lending Fund continues to own the loaned securities and the securities remain in the investment portfolio. However, in the event of default or bankruptcy by the counterparty to the agreement, realization on and/or retention of the collateral may be subject to legal proceedings. As of December 31, 2005, there were no securities out on loan for the Funds.

      (K) CONTRACTUAL OBLIGATIONS -- In the ordinary course of business or otherwise, the Trust may enter into contracts that contain a variety of representations and warranties and that may impose indemnification obligations on the Trust for breach. Any Fund's maximum exposure, if any, under such contracts can not be estimated. However, based on experience, the Funds expect the risk of loss to be remote.

      (L) OTHER -- Investment transactions are recorded on trade date. The cost of investments sold and the related gain or loss is determined by use of the first in first out (FIFO) method for both financial reporting and federal income tax purposes. Interest income, including the amortization of discount or premium, is recorded as earned. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective-yield method for non-Money Market Funds and the straight-line method for the Money Market Funds. Dividend income is recorded on the ex-dividend date.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

3.    ADVISORY, ADMINISTRATION AND DISTRIBUTION ARRANGEMENTS

      The Trust retains Harris Investment Management, Inc. ("HIM") as investment adviser (the "Adviser") for each Fund, pursuant to an advisory contract for each Fund. As Adviser, HIM is entitled to receive fees payable monthly, based upon the average daily net asset value of each Fund, at the following annual rates:

Each Money Market Fund              0.14% of the first $100 million of net
                                    assets and 0.10% of net assets over
                                    $100 million

Bond Fund                           0.65%
High Yield Bond Fund                0.45%
Intermediate Government Bond Fund   0.45%
Intermediate Tax-Exempt Bond Fund   0.45%
Short/Intermediate Bond Fund        0.70%
Tax-Exempt Bond Fund                0.45%
Ultra Short Duration Bond Fund      0.20%
Balanced Fund                       0.50%
Core Equity Fund                    0.70%
Emerging Markets Fund               1.25%
Equity Fund                         0.70%
Index Fund                          0.20%
International Fund                  1.05%
Small-Cap Growth Fund               0.75%
Small-Cap Opportunity Fund          0.75%
Small-Cap Value Fund                0.70%

      HIM may, at its discretion, voluntarily waive all or any portion of its advisory fee for any Fund. For the year ended December 31, 2005, advisory fees and waivers for certain Funds were as follows:

                                            GROSS                       NET
                                         ADVISORY FEE     WAIVER    ADVISORY FEE
                                         ------------   ---------   ------------
Bond Fund ............................   $  1,184,229   $ 486,924   $    697,305
High Yield Bond Fund .................        342,784     107,311        235,473
Intermediate Government Bond Fund ....        153,700     132,094         21,606
Intermediate Tax-Exempt Bond Fund ....      1,078,309     599,060        479,249
Short/Intermediate Bond Fund .........      1,873,405     826,836      1,046,569
Tax-Exempt Bond Fund .................        484,651     269,250        215,401
Ultra Short Duration Bond Fund .......         76,829      56,066         20,763
Emerging Markets Fund ................      3,828,565     319,051      3,509,514
Index Fund ...........................        497,285      75,767        421,518
International Fund ...................      2,327,063     229,539      2,097,524
Small-Cap Growth Fund ................         74,821      45,506         29,315

      There were no  advisory  fee  waivers for the other Funds.

      HIM has entered into Investment Sub-Advisory Agreements with Hansberger Global Investors, Inc. ("Hansberger") with respect to the International Fund and the Emerging Markets Fund. Pursuant to those agreements, Hansberger selects and manages the securities in which those Funds invest. Hansberger, as sub-adviser, receives a fee directly from HIM and not from the Funds.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

      HIM has also entered into an Investment Sub-Advisory Agreement with HIM Monegy, Inc. ("Monegy"), a wholly-owned subsidiary of HIM, with respect to the High Yield Bond Fund. Pursuant to the agreement, Monegy selects and manages the securities in which the Fund invests. Monegy, as sub-adviser, receives a fee directly from HIM and not from the Funds.

      The Trust has an Administration Agreement with Harris N.A. ("Harris" or the "Administrator"). In that capacity, the Administrator generally assists the Funds in all aspects of their administration and operation. The Administrator has entered into Sub-Administration and Accounting Services Agreements with PFPC Inc. ("PFPC"), pursuant to which PFPC performs certain administrative services for the Funds. Under those Agreements, the Administrator compensates PFPC for providing such services. The Administrator also serves as the transfer and dividend disbursing agent of the Funds (the "Transfer Agent"). The Administrator has entered into a Sub-Transfer Agency Services Agreement with PFPC (the "Sub-Transfer Agent"), pursuant to which the Sub-Transfer Agent performs certain transfer agency and dividend disbursing agency services. The Administrator compensates the Sub-Transfer Agent for providing such services. As compensation for its services, Harris is entitled to receive from the Trust a fee based on the aggregate average daily net assets of the Trust, payable monthly at an aggregate annual rate of 0.1665% of the first $300 million of average daily net assets; 0.1465% of the next $300 million of average daily net assets; and 0.1265% of average daily net assets in excess of $600 million. Certain employees of PFPC are officers of the Funds. PFPC Trust Co. (the "Custodian") serves as the Custodian of the assets of the Funds.

      On August 2, 2005, the Board of Trustees approved the continuation of the Administration Agreement and Transfer Agency Services Agreement dated July 1996 between the Funds and the Administrator provided the Administrator agreed to waive its fees under those agreements commencing August 8, 2005, to the extent that the fees exceed the cost to the Administrator of the compensation of PFPC for sub-administration and sub-transfer agency services and the mutual fund personnel of the Administrator. The aggregate monthly administration fees paid by the Funds to the Administrator under the revised arrangement were approximately $555,000 of which the Administrator paid approximately $335,000 to PFPC.

      During the year ended December 31, 2005, Harris received $9,059,582 in fees (net of waivers of $7,232,392) from the Funds for services as Administrator and Transfer Agent, of which Harris paid to PFPC $3,851,875 in fees for services rendered under the agreements described above. Under the same agreements, PFPC and PFPC Trust Co. received $2,626,776 in other fees and out of pocket expenses (net of waivers of $225,757) from the Funds for other transfer agency, custodian, and administrative and accounting services.

      PFPC Distributors, Inc. (the "Distributor") provides distribution services in connection with sales of shares of the Funds. No compensation is payable by the Funds to the Distributor for its distribution services.

      During the year ended December 31, 2005, HIM and Harris reimbursed certain Funds for expenses incurred by the Funds as a result of various matters. These expenses related to, among other things, administration cost savings realized by the Administrator, commitment fees on a line of credit earned by an affiliate bank, costs associated with short-term redemption transactions, and administration and advisory fees associated with short-term redemption transactions. The reimbursements totaling $613,329 were allocated to the affected Fund portfolios and are reflected as a net increase for payment from affiliate in the accompanying statements of operations. Such reimbursements had an immaterial impact on the total return of the affected Fund portfolios.

      Additionally, Harris and HIM reimbursed $136,092 to certain Funds during the year ended December 31, 2005, for redemption fees arising from certain short-term redemption transactions and post-trade corrections.

      The Board of Trustees of the Funds is also evaluating other matters that may result in future reimbursements to the Funds.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

4.    SERVICE PLANS

      Shares of all classes of a Fund represent equal PRO RATA interests in such Fund except that each class bears different expenses, which reflect the differences in the charges for the different services provided to them. The following tables provide a summary of fees paid pursuant to their respective class-specific fee arrangements under the Funds' Service and Distribution Plans (the "Plans"). Fees are calculated as a percentage (on an annualized basis) of average daily net asset values of the respective classes.

      SHAREHOLDER SERVICE FEES:

            NON-MONEY MARKET FUNDS

                                                      N SHARES
                                                      (0.25%)*
                                                   -----------
            Bond Fund ..........................   $     5,040
            High Yield Bond Fund ...............           548
            Intermediate Government Bond Fund ..         8,977
            Intermediate Tax-Exempt Bond Fund ..        17,834
            Short/Intermediate Bond Fund .......        11,684
            Tax-Exempt Bond Fund ...............        45,293
            Balanced Fund ......................        10,556
            Core Equity Fund ...................         9,220
            Emerging Markets Fund ..............         6,964
            Equity Fund ........................        27,295
            Index Fund .........................        27,596
            International Fund .................         4,654
            Small-Cap Opportunity Fund .........       241,938
            Small-Cap Value Fund ...............       188,427

            * Prior to December 6, 2005, 0.25% was payable to dealers
              providing services pursuant to the Funds' Plans. The overall effective rate of shareholder service fees actually paid by each Fund was approximately 0.18% - 0.22% for the equity Funds and 0.15% - 0.18% for the fixed income Funds. Effective December 6, 2005, such fees were reduced to 0.12% for the fixed income Funds, 0.20% for the Small-Cap Opportunity Fund and the Small-Cap Value Fund, and 0.15% for the remaining equity Funds, respectively.

            MONEY MARKET FUNDS

                                   N SHARES   EXCHANGE SHARES   SERVICE SHARES
                                   (0.25%)        (0.05%)          (0.25%)
                                  ---------   ---------------   --------------
Government Money Market Fund ..   $ 601,227                     $    2,801,269
Money Market Fund .............   2,631,373   $           0 *        4,374,250
Tax-Exempt Money Market Fund ..     500,607                            403,068

* Net of waivers of $417,000. Effective August 2005, this fee arrangement was not renewed.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

RULE 12B-1 FEES (DISTRIBUTION FEES PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940):

            NON-MONEY MARKET FUNDS

                                                                        A SHARES
                                                                        (0.25%)
                                                                       ---------
            Bond Fund ..............................................   $   2,014
            High Yield Bond Fund ...................................         718
            Intermediate Government Bond Fund ......................       6,674
            Intermediate Tax-Exempt Bond Fund ......................       5,348
            Short/Intermediate Bond Fund ...........................       9,825
            Tax-Exempt Bond Fund ...................................      10,677
            Balanced Fund ..........................................       5,821
            Core Equity Fund .......................................       2,247
            Emerging Markets Fund ..................................       2,395
            Equity Fund ............................................       3,669
            International Fund .....................................         381
            Small-Cap Opportunity Fund .............................      93,447
            Small-Cap Value Fund ...................................      22,728

            MONEY MARKET FUNDS

                                                      N SHARES    SERVICE SHARES
                                                       (0.10%)       (0.15%)
                                                     ----------   --------------
            Government Money Market Fund .........   $  240,491   $    1,680,761
            Money Market Fund ....................    1,052,549        2,624,550
            Tax-Exempt Money Market Fund .........      200,243          241,841

      For the year ended December 31, 2005, Harris received $1,463,746 in fees for services rendered under the terms of the service plans described above.

      The Service shares class of each of the Money Market Funds paid Program Administration fees (the "Program Fees") to Harrisdirect, an affiliate of the Administrator, to provide certain services to holders of those shares at a rate of up to 0.35%, on an annualized basis, of the average daily net assets attributable to Service shares. For the year ended December 31, 2005, fees paid under the Program were $2,573,215, $4,013,953, and $355,970 (net of voluntary waivers of $0, $0 and $26,157) for the Service shares of the Government Money
Market Fund, Money Market Fund, and the Tax-Exempt Money Market Fund, respectively. On August 29, 2005, the Board of Trustees of the Trust terminated the Program Administration Services Agreement, pursuant to which the Program Fees had been paid, because services as contemplated under the agreement were not provided. Holders of Service Shares were directly reimbursed in the aggregate approximately $25 million, representing substantially all of the Program Administration fees previously paid, plus amounts for the time value of money. Professional fees incurred by the Funds in connection with the reimbursement were borne by the Harris Financial Corp. -- parent company to the Administrator.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

5.    PUBLIC OFFERING PRICE

      Class A shares of each Fund that offers A shares are sold at a public offering price which is equal to the current net asset value of such shares plus a maximum front-end sales load of 5.50% for the Equity Funds, 4.50% for the Bond Fund, High Yield Bond Fund, and Tax-Exempt Bond Fund, and 3.50% for the
Intermediate Government Bond Fund, Intermediate Tax-Exempt Bond Fund, and Short/Intermediate Bond Fund.

6.    CAPITAL SHARES

      Since the Money Market Funds have sold and redeemed shares at a constant net asset value of $1.00 per share, the number of shares represented by such sales and redemptions is the same as the amounts shown below for such transactions.

                                                                        MONEY MARKET FUNDS
                              -----------------------------------------------------------------------------------------------------
                                GOVERNMENT MONEY MARKET FUND            MONEY MARKET FUND            TAX-EXEMPT MONEY MARKET FUND
                              --------------------------------  ---------------------------------  --------------------------------
                                    YEAR            YEAR              YEAR              YEAR            YEAR              YEAR
                                   ENDED            ENDED             ENDED            ENDED            ENDED            ENDED
                                  12/31/05        12/31/04          12/31/05         12/31/04         12/31/05          12/31/04
                              ---------------  ---------------  ----------------  ---------------  ---------------  ---------------
AMOUNT
------

INSTITUTIONAL SHARES:
Sold .......................  $   519,707,781  $ 1,249,469,797  $ 18,616,605,199  $23,148,778,855  $ 3,846,407,116  $ 4,002,739,502
Issued as reinvestment of
   dividends ...............        1,472,488        1,596,587        19,570,992        8,863,642          775,326          248,172
Redeemed ...................     (638,530,281)  (1,168,425,102)  (17,574,803,280) (24,283,657,987)  (3,571,325,230)  (4,090,844,739)
                              ---------------  ---------------  ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ....  $  (117,350,012) $    82,641,282  $  1,061,372,911  $(1,126,015,490) $   275,857,212  $   (87,857,065)
                              ===============  ===============  ================  ===============  ===============  ===============
N SHARES:
Sold .......................  $ 1,839,102,575  $ 1,899,113,732  $  4,010,349,708  $ 4,091,039,028  $   480,781,739  $   506,959,556
Issued as reinvestment of
   dividends ...............        5,424,092        2,181,199        26,181,487        9,521,995        2,773,867          990,321
Redeemed ...................   (1,816,763,696)  (2,040,853,495)   (4,295,648,993)  (4,221,832,018)    (416,879,974)    (554,615,970)
                              ---------------  ---------------  ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ....  $    27,762,971  $  (139,558,564) $   (259,117,798) $  (121,270,995) $    66,675,632  $   (46,666,093)
                              ===============  ===============  ================  ===============  ===============  ===============
B SHARES:
Sold .......................                                                      $            --
Issued as reinvestment of
   dividends ...............                                                                   89
Redeemed ...................                                                              (45,031)
                                                                                  ---------------
Net increase/(decrease) ....                                                              (44,942)
                                                                                  ===============
EXCHANGE SHARES:
Sold .......................                                    $  5,461,852,023  $ 3,988,198,477
Issued as reinvestment of
   dividends ...............                                          21,626,298        9,175,219
Redeemed ...................                                      (5,102,976,771)  (3,446,777,815)
                                                                ----------------  ---------------
Net increase/(decrease) ....                                    $    380,501,550  $   550,595,881
                                                                ================  ===============
SERVICE SHARES:
Sold .......................  $   433,385,078  $   454,492,890  $    692,027,017  $   767,816,588  $   197,799,636  $   240,681,405
Issued as reinvestment of
   dividends ...............       24,376,444        5,125,074        39,566,785        9,488,273        2,297,772          544,465
Redeemed ...................     (477,620,545)    (464,011,125)     (696,354,648)  (1,178,914,242)    (228,043,658)    (245,382,684)
                              ---------------  ---------------  ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ....  $   (19,859,023) $    (4,393,161) $     35,239,154  $  (401,609,381) $   (27,946,250) $    (4,156,814)
                              ===============  ===============  ================  ===============  ===============  ===============

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

                                                                                         FIXED INCOME FUNDS
                                                                -------------------------------------------------------------------
                                                                              BOND                          HIGH YIELD BOND
                                                                              FUND                               FUND
                                                                ---------------------------------  --------------------------------
                                                                      YEAR              YEAR             YEAR             YEAR
                                                                      ENDED            ENDED            ENDED            ENDED
                                                                    12/31/05         12/31/04          12/31/05         12/31/04
                                                                ----------------  ---------------  ---------------  ---------------
AMOUNT
------

INSTITUTIONAL SHARES:
Sold .........................................................  $     26,443,748  $    85,755,970  $     8,219,586  $    39,614,266
Issued as reinvestment of dividends ..........................         5,431,849        4,253,735        4,998,066        5,873,259
Redeemed .....................................................       (21,050,969)     (39,231,080)     (17,738,632)     (26,785,365)
                                                                ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ......................................  $     10,824,628  $    50,778,625  $    (4,520,980) $    18,702,160
                                                                ================  ===============  ===============  ===============
N SHARES :
Sold .........................................................  $        454,232  $       619,534  $       138,774  $       360,006
Issued as reinvestment of dividends ..........................           117,395          143,309           16,928           14,407
Redeemed .....................................................        (1,273,740)      (2,009,821)        (111,702)         (68,396)
                                                                ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ......................................  $       (702,113) $    (1,246,978) $        44,000  $       306,017
                                                                ================  ===============  ===============  ===============
A SHARES :
Sold .........................................................  $         60,512  $       422,457  $       299,855  $       182,264
Issued as reinvestment of dividends ..........................            31,382           23,736            3,932            5,904
Redeemed .....................................................          (134,025)        (317,685)         (26,349)         (46,934)
                                                                ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ......................................  $        (42,131) $       128,508  $       277,438  $       141,234
                                                                ================  ===============  ===============  ===============
B SHARES :
Sold .........................................................                    $        11,224
Issued as reinvestment of dividends ..........................                             13,243
Redeemed .....................................................                           (474,860)
                                                                                  ---------------
Net increase/(decrease) ......................................                    $      (450,393)
                                                                                  ===============

-----------------------------------------------------------------------------------------------------------------------------------

SHARES
------

INSTITUTIONAL SHARES:
Sold .........................................................         2,613,168        8,497,838          645,992        3,125,081
Issued as reinvestment of dividends ..........................           536,473          416,204          395,466          455,513
Redeemed .....................................................        (2,085,591)      (3,838,679)      (1,396,249)      (2,125,100)
                                                                ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ......................................         1,064,050        5,075,363         (354,791)       1,455,494
                                                                ================  ===============  ===============  ===============
N SHARES :
Sold .........................................................            44,788           60,238           10,949           32,992
Issued as reinvestment of dividends ..........................            11,589           14,012            1,341            1,126
Redeemed .....................................................          (125,810)        (196,129)          (8,871)          (5,444)
                                                                ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ......................................           (69,433)        (121,879)           3,419           28,674
                                                                ================  ===============  ===============  ===============
A SHARES :
Sold                                                                       6,002           41,400           23,791           16,642
Issued as reinvestment of dividends ..........................             3,098            2,321              311              462
Redeemed .....................................................           (13,227)         (30,814)          (2,078)          (3,618)
                                                                ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ......................................            (4,127)          12,907           22,024           13,486
                                                                ================  ===============  ===============  ===============
B SHARES :
Sold                                                                                        1,091
Issued as reinvestment of dividends ..........................                              1,295
Redeemed .....................................................                            (46,517)
                                                                                  ---------------
Net increase/(decrease) ......................................                            (44,131)
                                                                                  ===============

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

                                                                       FIXED INCOME FUNDS
                              -----------------------------------------------------------------------------------------------------
                                        INTERMEDIATE                      INTERMEDIATE                          SHORT/
                                       GOVERNMENT BOND                   TAX-EXEMPT BOND                   INTERMEDIATE BOND
                                            FUND                               FUND                              FUND
                              --------------------------------  ---------------------------------  --------------------------------
                                    YEAR            YEAR              YEAR              YEAR            YEAR              YEAR
                                   ENDED            ENDED             ENDED            ENDED            ENDED            ENDED
                                  12/31/05        12/31/04          12/31/05         12/31/04         12/31/05          12/31/04
                              ---------------  ---------------  ----------------  ---------------  ---------------  ---------------
AMOUNT
------

INSTITUTIONAL SHARES:
Sold .......................  $     7,493,133  $    14,351,100  $     40,393,858  $    35,070,333  $    55,027,562  $    33,439,521
Issued as reinvestment of
   dividends ...............        1,079,935        2,580,969           808,078          739,206        2,066,747        1,976,021
Redeemed ...................      (29,870,088)     (40,097,321)      (39,118,182)     (36,783,643)     (44,203,953)     (61,275,858)
                              ---------------  ---------------  ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ....  $   (21,297,020) $   (23,165,252) $      2,083,754  $      (974,104) $    12,890,356  $   (25,860,316)
                              ===============  ===============  ================  ===============  ===============  ===============
N SHARES:
Sold .......................  $       622,523  $     4,002,764  $      6,027,133  $     4,425,997  $     1,193,668  $     3,229,342
Issued as reinvestment of
   dividends ...............          182,976          557,204           269,378          209,302          193,549          233,095
Redeemed ...................       (8,181,928)     (10,489,467)       (2,331,175)      (3,026,785)      (3,229,887)      (4,832,344)
                              ---------------  ---------------  ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ....  $    (7,376,429) $    (5,929,499) $      3,965,336  $     1,608,514  $    (1,842,670) $    (1,369,907)
                              ===============  ===============  ================  ===============  ===============  ===============
A SHARES:
Sold .......................  $        94,144  $     1,014,626  $        496,157  $       942,174  $       750,183  $     1,562,060
Issued as reinvestment of
   dividends ...............           97,025           82,020            62,526           56,128          101,777          100,292
Redeemed ...................         (631,031)        (476,390)         (891,386)        (888,624)      (1,396,517)      (1,810,561)
                              ---------------  ---------------  ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ....  $      (439,862) $       620,256  $       (332,703) $       109,678  $      (544,557) $      (148,209)
                              ===============  ===============  ================  ===============  ===============  ===============
B SHARES:
Sold .......................                   $       254,093                    $       129,882                   $        28,294
Issued as reinvestment of
   dividends ...............                            24,572                             11,484                            22,863
Redeemed ...................                        (1,411,415)                          (863,312)                       (1,068,854)
                                               ---------------                    ---------------                   ---------------
Net increase/(decrease) ....                   $    (1,132,750)                   $      (721,946)                  $    (1,017,697)
                                               ===============                    ===============                   ===============

-----------------------------------------------------------------------------------------------------------------------------------

SHARES
------

INSTITUTIONAL SHARES:
Sold .......................          448,333          840,835         3,586,752        3,067,357        5,415,610        3,229,975
Issued as reinvestment of
   dividends ...............           64,700          152,443            71,783           64,745          203,976          191,367
Redeemed ...................       (1,779,799)      (2,364,297)       (3,466,099)      (3,220,662)      (4,357,472)      (5,936,884)
                              ---------------  ---------------  ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ....       (1,266,766)      (1,371,019)          192,436          (88,560)       1,262,114       (2,515,542)
                              ===============  ===============  ================  ===============  ===============  ===============
N SHARES:
Sold .......................           37,072          235,279           534,281          385,131          117,358          311,265
Issued as reinvestment of
   dividends ...............           10,971           32,905            23,918           18,331           19,083           22,578
Redeemed ...................         (487,788)        (617,345)         (207,436)        (267,503)        (318,006)        (468,819)
                              ---------------  ---------------  ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ....         (439,745)        (349,161)          350,763          135,959         (181,565)        (134,976)
                              ===============  ===============  ================  ===============  ===============  ===============
A SHARES:
Sold .......................            5,675           60,021            43,872           82,717           74,084          151,429
Issued as reinvestment of
   dividends ...............            5,980            4,848             5,551            4,910           10,035            9,707
Redeemed ...................          (37,991)         (28,019)          (79,322)         (78,143)        (137,729)        (176,232)
                              ---------------  ---------------  ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ....          (26,336)          36,850           (29,899)           9,484          (53,610)         (15,096)
                              ===============  ===============  ================  ===============  ===============  ===============
B SHARES:
Sold .......................                            14,560                             11,245                             2,736
Issued as reinvestment of
   dividends ...............                             1,453                              1,006                             2,214
Redeemed ...................                           (83,386)                           (75,794)                         (103,922)
                                               ---------------                    ---------------                   ---------------
Net increase/(decrease) ....                           (67,373)                           (63,543)                          (98,972)
                                               ===============                    ===============                   ===============

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

                                                                                         FIXED INCOME FUNDS
                                                                -------------------------------------------------------------------
                                                                                                              ULTRA SHORT
                                                                         TAX-EXEMPT BOND                     DURATION BOND
                                                                               FUND                              FUND
                                                                ---------------------------------  --------------------------------
                                                                      YEAR              YEAR             YEAR             YEAR
                                                                      ENDED            ENDED            ENDED            ENDED
                                                                    12/31/05         12/31/04          12/31/05       12/31/04(1)
                                                                ----------------  ---------------  ---------------  ---------------
AMOUNT
------

INSTITUTIONAL SHARES:
Sold .........................................................  $     11,702,958  $     4,847,209  $     7,329,643  $    67,101,945
Issued as reinvestment of dividends ..........................           405,532          384,866          627,298          236,079
Redeemed .....................................................       (11,250,397)     (13,330,486)     (38,959,331)     (15,952,796)
                                                                ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ......................................  $        858,093  $    (8,098,411) $   (31,002,390) $    51,385,228
                                                                ================  ===============  ===============  ===============
N SHARES:
Sold .........................................................  $      8,129,697  $     9,309,948
Issued as reinvestment of dividends ..........................         1,161,201        1,246,072
Redeemed .....................................................        (5,221,256)      (9,910,975)
                                                                ----------------  ---------------
Net increase/(decrease) ......................................  $      4,069,642  $       645,045
                                                                ================  ===============
A SHARES:
Sold .........................................................  $      1,180,365  $     1,921,676
Issued as reinvestment of dividends ..........................           153,671          151,101
Redeemed .....................................................        (1,157,701)        (925,120)
                                                                ----------------  ---------------
Net increase/(decrease) ......................................  $        176,335  $     1,147,657
                                                                ================  ===============
B SHARES:
Sold .........................................................                    $        47,275
Issued as reinvestment of dividends ..........................                             27,959
Redeemed .....................................................                         (1,241,679)
                                                                                  ---------------
Net increase/(decrease) ......................................                    $    (1,166,445)
                                                                                  ===============

-----------------------------------------------------------------------------------------------------------------------------------

SHARES
------

INSTITUTIONAL SHARES:
Sold .........................................................         1,073,284          429,884          738,674        6,730,431
Issued as reinvestment of dividends ..........................            37,448           34,726           63,273           23,731
Redeemed .....................................................        (1,030,207)      (1,195,455)      (3,931,889)      (1,604,439)
                                                                ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ......................................            80,525         (730,845)      (3,129,942)       5,149,723
                                                                ================  ===============  ===============  ===============
N SHARES:
Sold .........................................................           743,013          824,700
Issued as reinvestment of dividends ..........................           106,837          111,906
Redeemed .....................................................          (478,665)        (893,028)
                                                                ----------------  ---------------
Net increase/(decrease) ......................................           371,185           43,578
                                                                ================  ===============
A SHARES:
Sold .........................................................           107,511          171,453
Issued as reinvestment of dividends ..........................            14,137           13,589
Redeemed .....................................................          (106,215)         (82,959)
                                                                ----------------  ---------------
Net increase/(decrease) ......................................            15,433          102,083
                                                                ================  ===============
B SHARES:
Sold .........................................................                              4,275
Issued as reinvestment of dividends ..........................                              2,499
Redeemed .....................................................                           (111,275)
                                                                                  ---------------
Net increase/(decrease) ......................................                           (104,501)
                                                                                  ===============

(1)   For the period 04/01/04 (commencement of operations) to 12/31/04.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

                                                                           EQUITY FUNDS
                              -----------------------------------------------------------------------------------------------------
                                          BALANCED                         CORE EQUITY                     EMERGING  MARKETS
                                            FUND                               FUND                              FUND
                              --------------------------------  ---------------------------------  --------------------------------
                                    YEAR            YEAR              YEAR              YEAR            YEAR              YEAR
                                   ENDED            ENDED             ENDED            ENDED            ENDED            ENDED
                                  12/31/05        12/31/04          12/31/05         12/31/04         12/31/05          12/31/04
                              ---------------  ---------------  ----------------  ---------------  ---------------  ---------------
AMOUNT
------

INSTITUTIONAL SHARES:
Sold .......................  $    11,799,838  $     9,477,153  $     20,794,995  $    19,339,171  $    20,652,259  $    64,576,126
Issued as reinvestment of
   dividends ...............        6,189,894        1,207,312         8,515,355        3,441,054       29,478,954       14,905,267
Redeemed ...................       (9,211,273)      (9,490,182)      (17,253,039)     (30,800,093)     (59,913,385)     (90,759,914)
                              ---------------  ---------------  ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ....  $     8,778,459  $     1,194,283  $     12,057,311  $    (8,019,868) $    (9,782,172) $   (11,278,521)
                              ===============  ===============  ================  ===============  ===============  ===============
N SHARES:
Sold .......................  $     4,974,994  $     1,260,909  $      3,102,620  $     1,338,445  $     1,844,948  $     1,587,474
Issued as reinvestment of
   dividends ...............          496,341           46,417           600,713          242,451          621,254          198,873
Redeemed ...................         (701,665)        (675,692)         (957,994)      (2,063,905)        (794,419)        (511,691)
                              ---------------  ---------------  ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ....  $     4,769,670  $       631,634  $      2,745,339  $      (483,009) $     1,671,783  $     1,274,656
                              ===============  ===============  ================  ===============  ===============  ===============
A SHARES:
Sold .......................  $     1,795,325  $     1,122,525  $        289,998  $       305,673  $       246,517  $       583,938
Issued as reinvestment of
   dividends ...............          223,273           16,925           109,291           38,407          148,196           72,071
Redeemed ...................         (626,810)         (30,597)         (165,034)         (98,761)        (216,749)        (130,144)
                              ---------------  ---------------  ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ....  $     1,391,788  $     1,108,853  $        234,255  $       245,319  $       177,964  $       525,865
                              ===============  ===============  ================  ===============  ===============  ===============
B SHARES:
Sold .......................                   $       159,682                    $        64,163
Issued as reinvestment of
   dividends ...............                             3,716                              1,442
Redeemed ...................                          (626,263)                          (207,353)
                                               ---------------                    ---------------
Net increase/(decrease) ....                   $      (462,865)                   $      (141,748)
                                               ===============                    ===============

-----------------------------------------------------------------------------------------------------------------------------------

SHARES
------

INSTITUTIONAL SHARES:
Sold .......................          776,935          684,630           944,854          935,454        1,797,568        6,181,286
Issued as reinvestment of
   dividends ...............          415,093           85,743           392,265          160,302        2,481,241        1,435,510
Redeemed ...................         (603,652)        (685,075)         (784,670)      (1,472,401)      (5,257,770)      (9,024,836)
                              ---------------  ---------------  ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ....          588,376           85,298           552,449         (376,645)        (978,961)      (1,408,040)
                              ===============  ===============  ================  ===============  ===============  ===============
N SHARES:
Sold .......................          329,294           89,591           140,550           63,330          160,581          151,517
Issued as reinvestment of
   dividends ...............           33,349            3,293            28,077           11,414           52,729           19,338
Redeemed ...................          (46,266)         (49,209)          (43,692)         (99,603)         (68,193)         (51,946)
                              ---------------  ---------------  ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ....          316,377           43,675           124,935          (24,859)         145,117          118,909
                              ===============  ===============  ================  ===============  ===============  ===============
A SHARES:
Sold .......................          117,107           77,755            13,364           14,142           20,472           53,426
Issued as reinvestment of
   dividends ...............           15,025            1,182             5,103            1,805           12,619            7,021
Redeemed ...................          (40,748)          (2,123)           (7,544)          (4,812)         (19,065)         (12,954)
                              ---------------  ---------------  ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ....           91,384           76,814            10,923           11,135           14,026           47,493
                              ===============  ===============  ================  ===============  ===============  ===============
B SHARES:
Sold .......................                            11,645                              3,206
Issued as reinvestment of
   dividends ...............                               272                                 73
Redeemed ...................                           (42,602)                            (9,672)
                                               ---------------                    ---------------
Net increase/(decrease) ....                           (30,685)                            (6,393)
                                               ===============                    ===============

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

                                                                           EQUITY FUNDS
                              -----------------------------------------------------------------------------------------------------
                                           EQUITY                             INDEX                        INTERNATIONAL
                                            FUND                               FUND                             FUND
                              --------------------------------  ---------------------------------  --------------------------------
                                    YEAR            YEAR              YEAR              YEAR            YEAR              YEAR
                                   ENDED            ENDED             ENDED            ENDED            ENDED            ENDED
                                  12/31/05        12/31/04          12/31/05         12/31/04         12/31/05          12/31/04
                              ---------------  ---------------  ----------------  ---------------  ---------------  ---------------
AMOUNT
------

INSTITUTIONAL SHARES:
Sold .......................  $    30,469,126  $    32,320,255  $     15,648,853  $    34,233,541  $    28,950,679  $    44,254,939
Issued as reinvestment of
   dividends ...............       15,817,748        1,233,713         8,992,415       15,483,313        1,570,570        1,151,224
Redeemed ...................      (36,883,669)     (55,486,747)     (246,536,284)    (100,499,140)     (24,335,320)     (34,677,472)
                              ---------------  ---------------  ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ....  $     9,403,205  $   (21,932,779) $   (221,895,016) $   (50,782,286) $     6,185,929  $    10,728,691
                              ===============  ===============  ================  ===============  ===============  ===============
N SHARES:
Sold .......................  $     5,995,064  $     1,474,161  $      1,147,926  $     3,047,402  $       996,718  $       596,601
Issued as reinvestment of
   dividends ...............        1,355,219           67,189         2,251,388        1,183,246           21,613           11,436
Redeemed ...................       (3,793,029)      (4,473,792)       (4,197,011)      (7,170,986)        (478,704)        (428,477)
                              ---------------  ---------------  ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ....  $     3,557,254  $    (2,932,442) $       (797,697) $    (2,940,338) $       539,627  $       179,560
                              ===============  ===============  ================  ===============  ===============  ===============
A SHARES:
--------
Sold .......................  $     1,257,575  $       745,584                                     $       237,222  $        39,114
Issued as reinvestment of
   dividends ...............          151,630            3,195                                               1,194              509
Redeemed ...................         (120,120)         (36,101)                                            (17,811)          (8,070)
                              ---------------  ---------------                                     ---------------  ---------------
Net increase/(decrease) ....  $     1,289,085  $       712,678                                     $       220,605  $        31,553
                              ===============  ===============                                     ===============  ===============
B SHARES:
Sold .......................                   $       299,064                    $        61,094
Issued as reinvestment of
  dividends ................                                --                              5,018
Redeemed ...................                          (699,731)                          (565,713)
                                               ---------------                    ---------------
Net increase/(decrease) ....                   $      (400,667)                   $      (499,601)
                                               ===============                    ===============

-----------------------------------------------------------------------------------------------------------------------------------

SHARES
------

INSTITUTIONAL SHARES:
Sold .......................        2,194,095        2,679,414           723,598        1,574,670        1,809,960        3,133,964
Issued as reinvestment of
   dividends ...............        1,130,716          100,498           427,619          710,534           89,542           76,320
Redeemed ...................       (2,658,389)      (4,606,657)      (11,382,861)      (4,611,432)      (1,530,595)      (2,441,642)
                              ---------------  ---------------  ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ....          666,422       (1,826,745)      (10,231,644)      (2,326,228)         368,907          768,642
                              ==============-  ==============-  ================  ==============-  ==============-  ==============-
N SHARES:
Sold .......................          414,294          120,220            53,032          139,172           62,753           41,889
Issued as reinvestment of
   dividends ...............           96,268            5,434           110,600           54,318            1,232              758
Redeemed ...................         (268,237)        (377,514)         (194,143)        (330,684)         (29,601)         (29,735)
                              ---------------  ---------------  ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ....          242,325         (251,860)          (30,511)        (137,194)          34,384           12,912
                              ===============  ===============  ================  ===============  ===============  ===============

A SHARES:
Sold .......................           87,404           56,705                                              14,981            2,811
Issued as reinvestment of
   dividends ...............           10,772              289                                                  70               35
Redeemed ...................           (8,586)          (3,062)                                             (1,170)            (549)
                              ---------------  ---------------                                     ---------------  ---------------
Net increase/(decrease) ....           89,590           53,932                                              13,881            2,297
                              ===============  ===============                                     ===============  ===============
B SHARES:
Sold .......................                            25,791                              2,798
Issued as reinvestment of
   dividends ...............                                --                                233
Redeemed                                               (54,109)                           (25,536)
                                               ---------------                    ---------------
Net increase/(decrease) ....                           (28,318)                           (22,505)
                                               ===============                    ===============

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

                                                                           EQUITY FUNDS
                              -----------------------------------------------------------------------------------------------------
                                          SMALL-CAP                          SMALL-CAP                         SMALL-CAP
                                            GROWTH                          OPPORTUNITY                          VALUE
                                             FUND                               FUND                              FUND
                              --------------------------------  ---------------------------------  --------------------------------
                                    YEAR            YEAR              YEAR              YEAR            YEAR              YEAR
                                   ENDED            ENDED             ENDED            ENDED            ENDED            ENDED
                                  12/31/05        12/31/04          12/31/05         12/31/04         12/31/05          12/31/04
                              ---------------  ---------------  ----------------  ---------------  ---------------  ---------------
AMOUNT
------

INSTITUTIONAL SHARES:
Sold .......................  $    14,507,071  $       773,762  $     70,316,215  $    81,695,985  $    48,938,274  $    59,216,780
Issued as reinvestment
   of dividends ............          797,112               --        64,023,585       47,298,551       37,618,457       34,541,917
Redeemed ...................       (1,684,727)      (3,234,007)     (133,136,441)     (95,407,464)     (98,799,332)     (70,746,722)
                              ---------------  ---------------  ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ....  $    13,619,456  $    (2,460,245) $      1,203,359  $    33,587,072  $   (12,242,601) $    23,011,975
                              ===============  ===============  ================  ===============  ===============  ===============
N SHARES:
Sold .......................                                    $     67,773,359  $    41,526,252  $   131,338,106  $    28,256,292
Issued as reinvestment of
   dividends ...............                                          13,321,270        7,487,588       14,984,446        3,065,101
Redeemed ...................                                         (56,433,796)     (17,283,788)     (64,877,043)      (4,014,578)
                                                                ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ....                                    $     24,660,833  $    31,730,052  $    81,445,509  $    27,306,815
                                                                ================  ===============  ===============  ===============
A SHARES:
Sold .......................                                    $     12,198,920  $    71,559,980  $     5,965,317  $     6,470,134
Issued as reinvestment of
   dividends ...............                                           2,985,958        6,067,340        1,156,761          467,076
Redeemed ...................                                         (64,589,499)     (16,308,943)      (3,362,124)        (245,534)
                                                                ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ....                                    $    (49,404,621) $    61,318,377  $     3,759,954  $     6,691,676
                                                                ================  ===============  ===============  ===============
B SHARES:
Sold .......................                                                      $       103,161                   $        98,018
Issued as reinvestment of
   dividends ...............                                                               25,324                            19,815
Redeemed ...................                                                             (728,894)                       (1,319,474)
                                                                                  ---------------                   ---------------
Net increase/(decrease) ....                                                      $      (600,409)                  $    (1,201,641)
                                                                                  ===============                   ===============

-----------------------------------------------------------------------------------------------------------------------------------

SHARES
------

INSTITUTIONAL SHARES:
Sold .......................        1,051,565           64,479         2,927,541        3,390,662          957,791        1,213,999
Issued as reinvestment
   of dividends ............           56,896               --         2,893,214        1,980,055          774,072          703,327
Redeemed ...................         (126,630)        (272,096)       (5,549,599)      (4,036,779)      (1,951,044)      (1,473,127)
                              ---------------  ---------------  ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ....          981,831         (207,617)          271,156        1,333,938         (219,181)         444,199
                              ===============  ===============  ================  ===============  ===============  ===============
N SHARES:
Sold .......................                                           2,898,471        1,745,169        2,577,781          562,123
Issued as reinvestment of
   dividends ...............                                             619,277          319,850          310,201           62,321
Redeemed ...................                                          (2,417,239)        (743,454)      (1,254,749)         (84,096)
                                                                ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ....                                           1,100,509        1,321,565        1,633,233          540,348
                                                                ================  ===============  ===============  ===============
A SHARES:
Sold .......................                                             523,418        3,057,973          117,384          126,913
Issued as reinvestment of
   dividends ...............                                             139,152          257,331           24,034            9,530
Redeemed ...................                                          (2,835,239)        (698,362)         (68,541)          (5,206)
                                                                ----------------  ---------------  ---------------  ---------------
Net increase/(decrease) ....                                          (2,172,669)       2,616,942           72,877          131,237
                                                                ================  ===============  ===============  ===============
B SHARES:
Sold .......................                                                                4,593                             2,063
Issued as reinvestment of
   dividends ...............                                                                1,153                               431
Redeemed ...................                                                              (28,870)                          (24,505)
                                                                                  ---------------                   ---------------
Net increase/(decrease) ....                                                              (23,124)                          (22,011)
                                                                                  ===============                   ===============

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

7. INVESTMENT TRANSACTIONS

      Purchases and sales of investment securities of the non-Money Market Funds (excluding short-term investments, U.S. government securities, and mortgage-dollar-roll transactions) during the year ended December 31, 2005, were as follows:

                                                     PURCHASES        SALES
                                                    ------------   ------------
      Bond Fund ..................................  $ 50,304,764   $ 49,299,644
      High Yield Bond Fund .......................    30,915,814     35,272,886
      Intermediate Government Bond Fund ..........     2,959,556     12,048,361
      Intermediate Tax-Exempt Bond Fund ..........   116,707,442    109,667,352
      Short/Intermediate Bond Fund ...............    74,142,998     82,026,224
      Tax-Exempt Bond Fund .......................    49,711,830     44,059,794
      Ultra Short Duration Bond Fund .............    10,676,328     22,430,109
      Balanced Fund ..............................    40,046,224     34,480,318
      Core Equity Fund ...........................   110,298,657    112,263,226
      Emerging Markets Fund ......................   128,612,661    176,300,358
      Equity Fund ................................   165,671,815    174,371,534
      Index Fund .................................    14,632,369    251,348,691
      International Fund .........................   101,963,731     95,051,971
      Small-Cap Growth Fund ......................    22,291,293      9,903,769
      Small-Cap Opportunity Fund .................   499,511,516    601,192,733
      Small-Cap Value Fund .......................   340,709,178    327,839,475

      Purchases and sales of U.S. government securities (excluding short-term securities) of the non-Money Market Funds during the year ended December 31, 2005, were as follows:

                                                     PURCHASES        SALES
                                                    ------------   ------------
      Bond Fund ..................................  $ 79,885,651   $ 41,389,710
      Intermediate Government Bond Fund ..........    20,430,026     35,398,869
      Short/Intermediate Bond Fund . .............    82,898,010     37,932,989
      Ultra Short Duration Bond Fund .............     3,147,709      6,943,756
      Balanced Fund . ............................    20,618,712     11,189,517

8. COMPOSITION OF NET ASSETS

At December 31, 2005, net assets of each Fund consisted of:

                                                       GOVERNMENT                        TAX-EXEMPT
                                                      MONEY MARKET     MONEY MARKET     MONEY MARKET
                                                          FUND            FUND              FUND
                                                     --------------   --------------   --------------
Beneficial Interest at Par Value .................   $    1,588,868   $    7,848,256   $    1,441,130
Paid-in Capital ..................................    1,587,279,365    7,840,408,755    1,439,688,794
Undistributed Net Investment Income ..............                1              (11)              (1)
Accumulated Net Realized Gain/(Loss) .............               --         (619,047)        (202,474)
                                                     --------------   --------------   --------------
Net Assets .......................................   $1,588,868,234   $7,847,637,953   $1,440,927,449
                                                     ==============   ==============   ==============

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

                                                                                  INTERMEDIATE      INTERMEDIATE
                                                                  HIGH YIELD        GOVERNMENT       TAX-EXEMPT
                                                  BOND FUND        BOND FUND        BOND FUND        BOND FUND
                                                -------------    -------------    -------------    -------------
Beneficial Interest at Par Value ............   $      18,504    $       6,071    $       1,616    $      21,837
Paid-in Capital .............................     187,530,171       80,016,417       26,851,470      230,362,894
Undistributed Net Investment Income .........              --             (562)              (1)              --
Accumulated Net Realized Gain/(Loss) ........      (1,032,932)      (3,901,375)         (44,396)        (370,487)
Unrealized Appreciation/(Depreciation) on
   Investment Transactions, Futures Contracts
   and Foreign Currency Translations ........      (1,197,149)        (582,207)        (145,778)      13,626,534
                                                -------------    -------------    -------------    -------------
Net Assets ..................................   $ 185,318,594    $  75,538,344    $  26,662,911    $ 243,640,778
                                                =============    =============    =============    =============


                                                   SHORT/                          ULTRA SHORT
                                                INTERMEDIATE      TAX-EXEMPT        DURATION         BALANCED
                                                  BOND FUND        BOND FUND        BOND FUND          FUND
                                                -------------    -------------    -------------    -------------
Beneficial Interest at Par Value ............   $      26,551    $      10,384    $       2,020    $       5,638
Paid-in Capital .............................     273,591,565       99,269,571       20,380,818       73,649,180
Undistributed Net Investment Income .........              (1)              --               --           12,126
Accumulated Net Realized Gain/(Loss) ........      (4,206,885)         (51,320)        (228,036)         991,885
Unrealized Appreciation/(Depreciation) on
   Investment Transactions, Futures Contracts
   and Foreign Currency Translations ........      (2,862,718)       8,279,287         (112,186)       7,647,339
                                                -------------    -------------    -------------    -------------
Net Assets ..................................   $ 266,548,512    $ 107,507,922    $  20,042,616    $  82,306,168
                                                =============    =============    =============    =============

                                                     CORE          EMERGING
                                                    EQUITY          MARKETS          EQUITY            INDEX
                                                     FUND            FUND             FUND              FUND
                                                -------------    -------------    -------------    -------------
Beneficial Interest at Par Value ............   $       6,768    $      26,991    $      20,203    $       4,605
Paid-in Capital .............................     120,428,054      213,482,123      223,659,401       86,448,157
Undistributed Net Investment Income .........              --          203,611           25,991           43,634
Accumulated Net Realized Gain/(Loss) ........       2,752,044       14,428,365        4,367,055       (1,349,771)
Unrealized Appreciation/(Depreciation) on
   Investment Transactions, Futures Contracts
   and Foreign Currency Translations ........      20,167,618      107,031,585       52,537,139        5,979,652
                                                -------------    -------------    -------------    -------------
Net Assets ..................................   $ 143,354,484    $ 335,172,675    $ 280,609,789    $  91,126,277
                                                =============    =============    =============    =============

                                                                   SMALL-CAP        SMALL-CAP        SMALL-CAP
                                                INTERNATIONAL       GROWTH         OPPORTUNITY         VALUE
                                                     FUND            FUND             FUND             FUND
                                                -------------    -------------    -------------    -------------
Beneficial Interest at Par Value ............   $      13,948    $       1,521    $      28,839    $       9,652
Paid-in Capital .............................     207,660,933       19,210,424      471,623,133      366,335,342
Undistributed Net Investment Income .........        (528,334)              --           42,229           93,210
Accumulated Net Realized Gain/(Loss) ........     (15,580,731)          82,652       26,287,610       18,626,513
Unrealized Appreciation/(Depreciation) on
   Investment Transactions, Futures Contracts
   and Foreign Currency Translations ........      54,311,853        1,331,505      102,747,659       71,741,176
                                                -------------    -------------    -------------    -------------
Net Assets ..................................   $ 245,877,669    $  20,626,102    $ 600,729,470    $ 456,805,893
                                                =============    =============    =============    =============

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

9. FEDERAL TAX INFORMATION

      Each Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its net investment income and net realized capital gains to shareholders. Accordingly, no provision for federal income tax is required.

      During the fiscal year ended December 31, 2005, the Index Fund transferred portfolio assets to fund shareholders in exchange for shares of beneficial interest. The gain realized on this redemption-in-kind totaled $3,992,473 and represents a permanent difference which is reclassified within the capital accounts for federal income tax purposes.

      The Funds adjust the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain, as appropriate, in the period that the differences arise. The following permanent differences as of December 31, 2005, attributable to short-term capital gains distributions reported as ordinary income, realized foreign currency gains/(losses), real estate investment trust adjustments, paydown reclassifications and certain net operating losses, which for tax purposes are not available to offset future income, were reclassified to the following accounts:

                                                                 INCREASE/       INCREASE/
                                                                (DECREASE)      (DECREASE)
                                                INCREASE        ACCUMULATED    UNDISTRIBUTED
                                               (DECREASE)      NET REALIZED   NET INVESTMENT
                                             PAID-IN CAPITAL    GAIN/(LOSS)       INCOME
                                             ---------------   ------------   --------------
Government Money Market Fund .............      $       --     $    (6,607)     $   6,607
Money Market Fund ........................              --         (31,817)        31,817
Tax-Exempt Money Market Fund .............              --         (48,496)        48,496
Bond Fund ................................              --        (417,260)       417,260
High Yield Bond Fund .....................              --         179,228       (179,228)
Intermediate Government Bond Fund ........              --        (130,245)       130,245
Short/Intermediate Bond Fund .............              --        (264,802)       264,802
Ultra Short Duration Bond Fund ...........              --           3,498         (3,498)
Balanced Fund ............................              --         (64,129)        64,129
Core Equity Fund .........................              --          44,757        (44,757)
Emerging Markets Fund ....................          35,759         570,820       (606,579)
Equity Fund ..............................              --         (57,108)        57,108
Index Fund ...............................       3,992,473      (4,016,677)        24,204
International Fund .......................          25,545         549,406       (574,951)
Small-Cap Growth Fund ....................              --         (38,104)        38,104
Small-Cap Opportunity Fund ...............              --         145,099       (145,099)
Small-Cap Value Fund .....................              --          78,052        (78,052)

These reclassifications had no effect on net assets or net asset value per share.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

The tax character of distributions paid during the last two fiscal years were as follows:

                                                                                          SHORT-TERM      LONG-TERM
                                                             ORDINARY      TAX-EXEMPT       CAPITAL        CAPITAL        TOTAL
                                                              INCOME         INCOME          GAIN           GAIN       DISTRIBUTIONS
                                                           ------------   ------------   ------------   ------------   -------------
Government Money Market Fund
   12/31/05 .............................................  $ 39,574,447   $         --   $         --   $         --   $  39,574,447
   12/31/04 .............................................    12,957,920             --             --             --      12,957,920
Money Market Fund
   12/31/05 .............................................   189,089,590             --             --             --     189,089,590
   12/31/04 .............................................    75,400,002             --             --             --      75,400,002
Tax-Exempt Money Market Fund
   12/31/05 .............................................            --     28,038,693             --             --      28,038,693
   12/31/04 .............................................        25,746     10,983,394             --             --      11,009,140
Bond Fund
   12/31/05 .............................................     8,179,999             --             --             --       8,179,999
   12/31/04 .............................................     6,987,290             --             --             --       6,987,290
High Yield Bond Fund
   12/31/05 .............................................     5,000,192             --        116,406         93,350       5,209,948
   12/31/04 .............................................     4,883,807             --        206,308        931,856       6,021,971
Intermediate Government Bond Fund
   12/31/05 .............................................     1,401,778             --         52,273         36,976       1,491,027
   12/31/04 .............................................     2,672,443             --         65,947        734,275       3,472,665
Intermediate Tax-Exempt Bond Fund
   12/31/05 .............................................        53,023     10,430,075             --             --      10,483,098
   12/31/04 .............................................        48,718     10,129,534             --             --      10,178,252
Short/Intermediate Bond Fund
   12/31/05 .............................................    10,180,966             --             --             --      10,180,966
   12/31/04 .............................................    10,637,368             --             --             --      10,637,368
Tax-Exempt Bond Fund
   12/31/05 .............................................       149,951      4,697,581        123,453        678,392       5,649,377
   12/31/04 .............................................       102,349      4,717,935             --      1,773,031       6,593,315
Ultra Short Duration Bond Fund
   12/31/05 .............................................     1,025,675             --             --             --       1,025,675
   12/31/04 .............................................       696,460             --             --             --         696,460
Balanced Fund
   12/31/05 .............................................     1,476,972             --      1,087,517      4,526,319       7,090,808
   12/31/04 .............................................     1,217,768             --             --         65,301       1,283,069
Core Equity Fund
   12/31/05 .............................................       823,598             --      8,214,398      8,032,734      17,070,730
   12/31/04 .............................................       815,281             --      1,260,415      5,452,203       7,527,899
Emerging Markets Fund
   12/31/05 .............................................     2,803,468             --      3,293,747     41,160,559      47,257,774
   12/31/04 .............................................     2,902,968             --             --     22,483,597      25,386,565
Equity Fund
   12/31/05 .............................................     3,277,010             --      3,701,162     16,854,019      23,832,191
   12/31/04 .............................................     2,171,427             --             --             --       2,171,427
Index Fund
   12/31/05 .............................................     3,596,632             --        387,474     18,254,104      22,238,210
   12/31/04 .............................................     5,586,682             --        273,052     19,468,817      25,328,551

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

                                                                                         SHORT-TERM     LONG-TERM
                                                            ORDINARY      TAX-EXEMPT       CAPITAL        CAPITAL        TOTAL
                                                             INCOME         INCOME          GAIN           GAIN       DISTRIBUTIONS
                                                           -----------   ------------   ------------   ------------   -------------
International Fund
   12/31/05 ...........................................    $ 2,664,167   $         --   $         --   $         --    $  2,664,167
   12/31/04 ...........................................      1,937,874             --             --             --       1,937,874
Small-Cap Growth Fund
   12/31/05 ...........................................             --             --        157,623        774,021         931,644
   12/31/04 ...........................................             --             --             --             --              --
Small-Cap Opportunity Fund
   12/31/05 ...........................................        889,183             --        713,876    108,816,593     110,419,652
   12/31/04 ...........................................      1,307,882             --      9,750,661     74,933,720      85,992,263
Small-Cap Value Fund
   12/31/05 ...........................................      1,889,075             --      7,591,523     58,770,306      68,250,904
   12/31/04 ...........................................      1,924,610             --     17,403,463     31,012,399      50,340,472

As of December 31, 2005, the components of distributable earnings/(accumulated losses) were as follows:

                                                                                                                          POST-
                                                         UNDISTRIBUTED   UNDISTRIBUTED      CAPITAL         POST-        OCTOBER
                                                           ORDINARY       LONG-TERM          LOSS          OCTOBER       CURRENCY
                                                            INCOME       CAPITAL GAIN    CARRYFORWARDS     LOSSES         LOSSES
                                                         -------------   -------------   -------------   -----------   ------------
Government Money Market Fund ..........................    $         1   $          --   $          --   $        --   $         --
Money Market Fund .....................................             --              --        (619,047)           --             --
Tax-Exempt Money Market Fund ..........................             --              --        (202,474)           --             --
Bond Fund .............................................             --              --        (519,134)     (512,835)            --
High Yield Bond Fund ..................................             --              --      (3,836,180)      (65,195)            --
Intermediate Government Bond Fund .....................             79              --              --       (38,512)            --
Intermediate Tax-Exempt Bond Fund .....................             --              --        (320,348)      (50,139)            --
Short/Intermediate Bond Fund ..........................             --              --      (4,091,397)      (96,830)            --
Tax-Exempt Bond Fund ..................................             84             109              --       (51,513)            --
Ultra Short Duration Bond Fund ........................         31,712              --        (197,825)      (29,167)            --
Balanced Fund .........................................         39,460       1,072,624              --            --             --
Core Equity Fund ......................................             --       3,376,871              --            --             --
Emerging Markets Fund .................................      2,278,943      12,488,795              --            --        (92,797)
Equity Fund ...........................................         27,787       4,450,171              --            --             --
Index Fund ............................................        318,416         185,031              --            --             --
International Fund ....................................        361,885              --     (15,355,722)           --       (138,947)
Small-Cap Growth Fund .................................             --         106,582              --            --             --
Small-Cap Opportunity Fund ............................      8,347,048      18,251,973              --            --             --
Small-Cap Value Fund ..................................      2,311,516      16,639,467              --            --             --

      The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Composition of Net Assets are primarily due to wash sales, real estate investment trust adjustments, and post-October loss deferrals.

      Post-October losses represent losses realized on investment transactions from November 1, 2005, through December 31, 2005 that, in accordance with federal income tax regulations, the Funds defer and treat as having arisen in the following fiscal year. For federal income tax purposes, capital-loss carryforwards may be carried forward and applied against future capital gains. The capital loss carryforward of the High Yield Bond Fund includes the capital loss carryforward acquired from the High Yield Select Bond Fund, which is subject to certain limitations.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

      At December 31, 2005, the Funds had capital-loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

                                                                   EXPIRING DECEMBER 31
                            -------------------------------------------------------------------------------------------------------
                               2007          2008        2009         2010         2011          2012         2013         TOTAL
                            -----------  -----------  -----------  -----------  -----------  ---------    -----------  ------------
Money Market Fund ........  $        --  $        --  $        --  $        --  $   559,261  $        --  $    59,786  $    619,047
Tax-Exempt Money
  Market Fund ............        1,265          531           --           --      185,934       13,011        1,733       202,474
Bond Fund ................           --           --           --      519,134           --           --           --       519,134
High Yield Bond Fund                 --    2,389,244      723,468      723,468           --           --           --     3,836,180
Intermediate
  Tax-Exempt
  Bond Fund ..............        8,586           --           --      175,926      135,836           --           --       320,348
Short/Intermediate
  Bond Fund ..............           --           --           --    2,589,082      232,034           --    1,270,281     4,091,397
Ultra Short Duration
  Bond Fund ..............           --           --           --           --           --       49,893      147,932       197,825
International Fund .......           --           --           --    9,696,219    5,659,503           --           --    15,355,722

10. CONCENTRATION OF RISKS

    The Tax-Exempt Money Market Fund, Intermediate Tax-Exempt Bond Fund and Tax-Exempt Bond Fund invest primarily in diversified portfolios of municipal securities, including municipal bonds and debentures. The Money Market Funds and the Fixed Income Funds invest in debt instruments. The issuers' abilities to meet their obligations may be affected by political and economic developments in a specific state or region or their respective industries.

    The High Yield Bond Fund invests in high-yield instruments and is subject to certain credit and market risks. The yields of high-yield debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involves risks not associated with higher-rated securities, including, among others, greater risks of timely and ultimate payment of interest and principal, greater market-price volatility and less liquid secondary market trading.

    Each of the International Fund and the Emerging Markets Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the U.S. as a result of, among other factors, the possibility of future adverse political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

11. SUBSEQUENT EVENTS

    On January 17, 2006, E*Trade redeemed approximately $1.0 billion, $1.7 billion and $148 million from the Harris Insight Government Money Market Fund, Harris Insight Money Market Fund and the Harris Insight Tax-Exempt Money Market Fund, respectively. These redemptions represented the final event relating to a sale by the Bank of Montreal of Harrisdirect LLC, an on-line brokerage unit, to E*Trade.

    Subsequent to year-end, at the direction of the Board of Trustees, the Funds were repaid approximately $3,000,000 by Harris representing amounts that were previously paid by the Funds in excess of amounts intended under Plans approved by the Board of Trustees. The amount reimbursed had no effect on net asset value of any shares.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS
   HARRIS INSIGHT FUNDS TRUST:

      We have audited the accompanying statements of net assets of Harris Insight Funds Trust, comprising the Government Money Market, Money Market, Tax-Exempt Money Market, Short/Intermediate Bond, Bond, Intermediate Government Bond, High Yield Bond, Intermediate Tax-Exempt Bond, Tax-Exempt Bond, Ultra Short Duration Bond, Equity, Core Equity, Small-Cap Opportunity, Small-Cap
Value, Index, Small-Cap Growth, Balanced, International and Emerging Markets Funds, (collectively, the "Trust") as of December 31, 2005, and the related statements of operations for the year then ended, changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years or periods in the three year period then ended. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through December 31, 2001, were audited by other auditors, whose report dated February 15, 2002, expressed an unqualified opinion thereon.

      We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Harris Insight Funds Trust as of December 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years or periods in the period then ended, and the financial highlights for each of the years or periods in the three year period then ended, in conformity with U.S. generally accepted accounting principles.

                                                    /s/  KPMG LLP

Philadelphia, Pennsylvania
February 22, 2006

                                 FUND MANAGEMENT

      Information pertaining to the Trustees and officers of the Trust is set forth below. The statement of additional information includes additional information about the Trustees and is available without charge, upon request, by calling 800-982-8782.

                                                                                         NUMBER OF
                                                                                        PORTFOLIOS IN               OTHER
                                   TERM OF OFFICE(1)                                    FUND COMPLEX            TRUSTEESHIPS/
     NAME, (AGE AT 12/31/05),        AND LENGTH OF        PRINCIPAL OCCUPATION(S)       OVERSEEN BY            DIRECTORSHIPS
ADDRESS AND POSITION(S) WITH TRUST    TIME SERVED           DURING PAST 5 YEARS           TRUSTEE             HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
C. Gary Gerst (66)                    Since 1995      Former Co-Chairman, Jones Lang    19             Director, Florida Office
Trustee and Chairman of the Board                     LaSalle, formerly named LaSalle                  Property Company, Inc. (real
  of Trustees                                         Partners Ltd. (real estate                       estate investment fund);
  200 East Randolph Drive                             investment manager and                           Trustee, Henderson Global
  Floor 43                                            consulting firm).                                Funds (4 portfolios); and
  Chicago, Illinois 60601                                                                              President, KCI Inc. (Private
                                                                                                       S-Corporation investing in
                                                                                                       non- public investments).
------------------------------------------------------------------------------------------------------------------------------------
John W. McCarter, Jr. (67)            Since 1995      President and Chief Executive     19             Chairman, Divergence L.L.C.
Trustee                                               Officer, The Field Museum of                     (biotechnology firm);
  1400 South Lake Shore Drive                         Natural History; formerly Senior                 Director, W.W. Grainger, Inc.
  Chicago, Illinois 60605                             Vice President and Director,                     (industrial distributor) and
                                                      Booz-Allen & Hamilton, Inc.                      A.M. Castle, Inc. (metals
                                                      (consulting firm).                               distributor); and Trustee,
                                                                                                       Janus Adviser Series, Janus
                                                                                                       Aspen Series and Janus
                                                                                                       Investment Fund (52
                                                                                                       portfolios).
------------------------------------------------------------------------------------------------------------------------------------
Paula Wolff (60)                      Since 1998      Senior Executive, Chicago        19              Vice  Chair,   University  of
Trustee                                               Metropolis 2020 (civic                           Chicago  Board  of  Trustees;
  30 West Monroe Street                               organization); formerly                          Chair,  University of Chicago
  18th Floor                                          President, Governors State                       Hospitals;    and   Director,
  Chicago, Illinois 60603                             University.                                      Ariel   Capital   Management,
                                                                                                       Inc. (investment manager).
------------------------------------------------------------------------------------------------------------------------------------

(1) A Trustee shall retire at the end of the calendar year in which the Trustee attains the age of 72 years.

                                                                                         NUMBER OF
                                                                                        PORTFOLIOS IN               OTHER
                                   TERM OF OFFICE                                       FUND COMPLEX            TRUSTEESHIPS/
     NAME, (AGE AT 12/31/05),       AND LENGTH OF       PRINCIPAL OCCUPATION(S)       OVERSEEN BY            DIRECTORSHIPS
ADDRESS AND POSITION(S) WITH TRUST  TIME SERVED(1)        DURING PAST 5 YEARS           TRUSTEE             HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                              OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
John L. Shields (52)               Since November     Managing Director, Navigant             N/A                   N/A
President                               2005          Consulting, Inc. (management
  111 W. Monroe Street                                consulting firm), since 2004;
  Chicago, IL 60603                                   Independent Trustee, Domini Social
                                                      Investments Funds, since 2004;
                                                      Advisory Board Member, Vestmark,
                                                      Inc. (software company), since
                                                      2003; Managing Principal, Shields
                                                      Smith & Webber LLC (management
                                                      consulting firm), from 2002 to
                                                      2004; President and CEO, Citizens
                                                      Advisers, Inc. (investment
                                                      adviser) and Citizens Securities,
                                                      Inc. (broker/dealer), from 1998 to
                                                      2002; President and Trustee,
                                                      Citizens Funds, from 1998 to 2002.
------------------------------------------------------------------------------------------------------------------------------------
Eileen T. Flaherty (47)             Since August      Executive Officer, The Global           N/A                   N/A
Senior Vice President and Chief         2004          Capital Group Ltd. (law firm),
Compliance Officer                                    since 2002; Executive Officer,
  111 W. Monroe Street                                Fimat USA Inc.
  Chicago, IL 60603                                   (broker-dealer/futures commis-
                                                      sion merchant), from 2002 to 2004;
                                                      Executive Officer, Aubrey G.
                                                      Lanston & Co. Inc.
                                                      (broker-dealer/futures commission
                                                      merchant), from 1997 to 2002.
------------------------------------------------------------------------------------------------------------------------------------
Steven B. Richard (45)             Since January      Chief Operating Officer, Spectrum       N/A                   N/A
Treasurer, Principal Financial and      2006          Global Fund Administration, from
Accounting Officer and Vice                           2003 to 2005; Director, Mutual
President                                             Fund Administration, Investors
  111 W. Monroe Street                                Bank & Trust Company, from 1995 to
  Chicago, IL 60603                                   2002.
------------------------------------------------------------------------------------------------------------------------------------
Richard J. Snyder (49)             Since January      Consultant, Navigant Consulting,        N/A                   N/A
Vice President                          2006          Inc. (consulting firm), since
  111 W. Monroe Street                                2005; Senior Director, Investors
  Chicago, IL 60603                                   Bank & Trust Company (financial
                                                      services company), 2002 to 2004;
                                                      Vice President, Charles Schwab &
                                                      Co. Inc. (securities brokerage
                                                      firm), 1997 to 2001.
------------------------------------------------------------------------------------------------------------------------------------
David C. Lebisky (33)              Since 2001         Vice President and Director, PFPC       N/A                   N/A
Secretary                                             Inc. (mutual fund administrator);
  103 Bellevue Parkway                                Registered Representative, PFPC
  Wilmington, DE 19809                                Distributors, Inc.

------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Ryan (64)                Since 2004         Vice President and Director of          N/A                   N/A
Assistant Treasurer and Assistant                     Accounting, PFPC Inc.
Secretary
  103 Bellevue Parkway
  Wilmington, DE 19809
------------------------------------------------------------------------------------------------------------------------------------

(1) Each officer serves until the election of his or her successor or until he or she dies, resigns, or is removed.

                              HARRIS INSIGHT FUNDS

                TRUSTEES' APPROVAL OF CONTINUATION OF AGREEMENTS

APPROVAL OF CONTINUATION OF INVESTMENT ADVISORY AGREEMENTS

      The Trustees of Harris Insight Funds Trust oversee the management of the Funds and, as required by law, determine annually whether to continue the investment advisory agreement for each of the Funds and the sub-advisory agreements for High Yield Bond Fund, International Fund and Emerging Markets Fund (collectively, the "Advisory Agreements"). Each of the Trustees is independent and has never been affiliated with any of the Funds' service providers.

      In connection with their most recent consideration of the Advisory Agreements, the Trustees received and reviewed a substantial amount of information provided by Harris, N.A. (the "Administrator"), Harris Investment Management, Inc. (the "Adviser"), HIM Monegy, Inc. ("Monegy"), the subadviser to High Yield Bond Fund, and Hansberger Global Investors, Inc. ("Hansberger"), the subadviser to International Fund and Emerging Markets Fund, in response to requests of the Trustees and their legal counsel. The Trustees took into account information provided during the course of the year, as well as information prepared specifically for the annual review process. In the course of their consideration of the Advisory Agreements, the Trustees were advised by their legal counsel, and, in addition to meeting with management of the Adviser and the Administrator to consider the Advisory Agreements, they also met separately in executive session with their counsel.

      On August 2, 2005, based on their evaluation of the information provided by the Administrator, the Adviser, Monegy and Hansberger and other information, the Trustees reviewed the overall arrangements between the respective Fund and the Adviser and Monegy or Hansberger, as applicable, to assess whether they were fair and reasonable in light of the nature and quality of the services provided by the Adviser and its affiliates, Monegy and Hansberger, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of each Advisory Agreement until November 30, 2005. On November 16, 2005, the Trustees met again, and after reviewing additional information, they unanimously approved the continuation of each Advisory Agreement until May 15, 2006.

      At each of those meetings, the Trustees reviewed the Adviser's compliance program and actions taken or to be taken to enhance that program, and each continuation of the Advisory Agreements was approved, with the understanding that the Adviser would take certain steps to enhance its compliance program and that the Administrator would take further steps to enhance its infrastructure, as requested by the Trustees Although all of the Advisory Agreements were considered at the same Board meeting, the Trustees considered each Advisory Agreement separately.

      In considering the continuation of the Advisory Agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. Each Trustee may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreements. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

NATURE, EXTENT AND QUALITY OF SERVICES

      The Trustees reviewed the nature, extent and quality of the services of the Adviser, Monegy and Hansberger, taking into account the investment objective and strategy of each Fund and the knowledge they had gained from their regular meetings with management of the Adviser and Administrator on at least a quarterly basis and with management of Monegy and Hansberger periodically. In addition, the Trustees reviewed the resources and key personnel of the Adviser, Monegy and Hansberger, especially those who provide investment management services to each Fund. They also reviewed whether each of the Adviser, Monegy and Hansberger had sufficient personnel, with

                              HARRIS INSIGHT FUNDS
the appropriate education and experience, to serve the investment management of the Funds effectively. The Trustees also considered other services provided to the Funds by the Adviser, Monegy and Hansberger, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees also reviewed the compliance programs of the Adviser, Monegy and Hansberger, respectively. They requested that the Adviser take further steps to enhance its compliance program, which the Adviser agreed to do. Taking into account the undertakings of the Adviser, the Trustees concluded that the nature, extent and quality of services provided and to be provided to each Fund by the Adviser, to High Yield Bond Fund by Monegy and to International Fund and Emerging Markets Fund by Hansberger were appropriate and consistent with the terms of the respective Advisory Agreements and that each Fund was likely to benefit from the continued provision of those services.

PERFORMANCE OF THE FUNDS

      The Trustees considered the short-term and longer term performance of each Fund. They reviewed information comparing the Fund's performance to the performance of comparable funds and peer groups identified by Lipper Inc. and to the performance of the Fund's benchmark. They concluded that the performance of most Funds was good to very good. For those Funds whose shorter term performance was relatively weaker, the Trustees noted that the longer term performance was at or above the median performance of the Fund's peer group identified by Lipper. For those Funds that had relatively weaker performance over the longer term, the Trustees noted that the shorter term performance showed improvement. However, they noted the relatively weak performance records of International Fund, Emerging Markets Fund and Index Fund and concluded that they would ask the Adviser to waive a portion of its advisory fees for those Funds, to the extent of 0.25%, 0.25% and 0.10% of the Fund's average annual net assets, respectively, which the Adviser agreed to do. They also noted the relatively weaker performance of High Yield Bond Fund during the brief period since it commenced operations.

COSTS OF SERVICES PROVIDED

      The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper.

      They noted that the contractual and actual rates of management (investment advisory and administrative) fees for most Funds, taking into account expense waivers and reimbursements, were at or below the median management fee rates of the respective peer groups of funds selected by Lipper. The Trustees noted that for those Funds, which had contractual rates of management fees higher than the median of the respective peer group identified by Lipper, the Adviser and/or Administrator were waiving fees or reimbursing expenses. However, the Trustees noted that the Index Fund, International Fund and the Emerging Markets Fund had management fees higher than the median of their respective peer groups of funds selected by Lipper. As discussed above, the Trustees negotiated waivers by the Adviser of a portion of its advisory fees for Index Fund, International Fund and Emerging Markets Fund. The Trustees also noted that the total expense ratios of most of the Funds were at or below the median expense ratios of the respective Lipper peer groups, and all but two of the remaining Funds had long term performance exceeding the median performance of the respective Lipper peer groups.

      The Trustees considered the methodology used by the Adviser, Monegy and Hansberger in determining compensation payable to the portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

      The Trustees considered information about the nature of the services and fee rates charged by the Adviser, Monegy and Hansberger to other clients and the reasons for differences in rates.

                              HARRIS INSIGHT FUNDS

      For each Fund, the Trustees considered information on revenues received, expenses incurred and profits realized by the Adviser and its affiliates as a result of their relationship with the Funds, as well as fees waived by the Adviser and its affiliates. Based on that information and after considering the other factors and additional actions that the Adviser and the Administrator agreed to take, the Trustees concluded that the profits, if any, realized with respect to each Fund were not excessive.

      Finally, the Trustees considered the financial condition of the Adviser, Monegy and Hansberger, which they found to be sound.

      The Trustees concluded that the management fees and other compensation payable by the Funds to the Adviser and its affiliates, as well as the fees paid by the Adviser to Monegy and Hansberger, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees charged by the Adviser to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser, the investment performance of the Fund, the expense limitations agreed to by the Adviser and voluntary waivers of fees and reimbursement of expenses by the Adviser and Administrator.

ECONOMIES OF SCALE

      The Trustees received and considered information about the potential for the Funds to share in economies of scale as the assets of the Funds increase. They noted that each Money Market Fund pays an advisory fee based on average net assets, with reductions in the rate of fee at increased asset levels, and that the effective fee rate paid by the Fund was well below the median fee rate of the Fund's Lipper peer group. They also noted that, although each non-Money Market Fund pays an advisory fee at a fixed rate as a percentage of net assets, without breakpoints, many of those Funds benefit from fee waivers or expense reimbursements, and the effective fees rates paid by most of those Funds were below the medians for the respective Lipper peer groups. The Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees, taking into account fee waivers and expense reimbursements, do reflect a sharing of economies of scale between the Adviser and the Funds.

OTHER BENEFITS TO THE ADVISER

      The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. They recognized that an affiliate of the Adviser serves the Funds as administrator and transfer agent, and that the Administrator receives shareholder servicing and Rule 12b-1 fees with respect to services that it provides to its customers who hold Fund shares. The Trustees also considered the Adviser's receipt of research products and services purchased with commissions paid by the Equity Funds on their portfolio brokerage transactions. They concluded that the Adviser's use of "soft" commission dollars to obtain research products and services was consistent with regulatory requirements and was likely to benefit the Funds, and that, although, the Adviser derives a benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds, the Funds benefit from the Adviser's receipt of those products and services and of research products and services acquired through commissions paid by other clients of the Adviser. The Trustees also concluded that, in addition to the services provided by the Adviser and its affiliates pursuant to the agreements and the fees paid by the Funds therefor, the Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They further recognized that success of the Funds could attract other business to the Adviser and that the success of the Adviser could enhance the Adviser's ability to serve the Funds.

      After full consideration of the above factors as well as other factors, the Trustees concluded that the continuation of the investment advisory agreement for each Fund, and the subadvisory agreements for International Fund, Emerging Markets Fund and the High Yield Bond Fund, was in the best interest of the Fund and its shareholders.

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

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

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                             HARRIS INSIGHT(R) FUNDS
--------------------------------------------------------------------------------

                                 760 MOORE ROAD

                            KING OF PRUSSIA, PA 19406

                             TELEPHONE: 800-982-8782

INVESTMENT ADVISER

Harris Investment Management, Inc.
190 South LaSalle Street
Chicago, Illinois 60690

ADMINISTRATOR, TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Harris N.A.
111 West Monroe Street
Chicago, Illinois 60603

INVESTMENT SUB-ADVISERS
Hansberger Global Investors, Inc.
515 East Las Olas Boulevard, Suite 1300
Fort Lauderdale, Florida 33301

HIM Monegy, Inc.
302 Bay Street
Toronto, Ontario M5X 1A1
Canada

SUB-ADMINISTRATOR  AND ACCOUNTING
SERVICES  AGENT,  SUB-TRANSFER AGENT
AND DIVIDEND DISBURSING AGENT
PFPC Inc.
103 Bellevue Parkway
Wilmington, Delaware 19809

DISTRIBUTOR
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, Pennsylvania 19406

CUSTODIAN
PFPC Trust Co.
8800 Tinicum Boulevard
Philadelphia, Pennsylvania 19153

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
1601 Market Street
Philadelphia, Pennsylvania 19103-2499

LEGAL COUNSEL
Bell, Boyd & Lloyd LLC
Three First National Plaza
70 West Madison Street
Chicago, Illinois 60602

THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE
   HARRIS INSIGHT FUNDS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS ACCOMPANIED OR PRECEDED BY A PROSPECTUS OF THE HARRIS INSIGHT
  FUNDS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

   THE FUNDS PROVIDE (A) A DESCRIPTION OF THE POLICIES AND PROCEDURES USED TO
     DETERMINE HOW TO VOTE PROXIES RELATING TO PORTFOLIO SECURITIES AND (B) INFORMATION (FILED ON FORM N-PX) ABOUT HOW EACH FUND VOTED PROXIES RELATING TO
  ITS EQUITY PORTFOLIO SECURITIES, DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30. INFORMATION FILED ON THE FUNDS' MOST CURRENT FORM N-PX IS AVAILABLE
WITHOUT CHARGE, UPON REQUEST, (I) BY CALLING 1-800-982-8782; (II) ON THE FUNDS'
  WEBSITE AT HTTP://WWW.HARRISINSIGHT.COM; OR (III) ON THE WEBSITE OF THE U.S.
        SECURITIES AND EXCHANGE COMMISSION ("SEC") AT HTTP//WWW.SEC.GOV.

  EACH FUND FILES A SCHEDULE OF INVESTMENTS FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THE FUNDS' FORMS N-Q ARE AVAILABLE ON THE SEC'S
 WEBSITE AT HTTP//WWW.SEC.GOV. THE FORMS N-Q ALSO MAY BE REVIEWED AND COPIED AT
   THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C., AND INFORMATION ON THE
        OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING
                                 1-800-SEC-0330.

                               INVESTMENT ADVISER:
                       Harris Investment Management, Inc.

                                  DISTRIBUTOR:
                             PFPC Distributors, Inc.
                                                                  HIF 1001 12/05

--------------------------------------------------------------------------------
                                                                 MAY 31, 2006
--------------------------------------------------------------------------------


   SEMIANNUAL REPORT
--------------------------------------------------------------------------------

     o   PHOENIX EMERGING MARKETS BOND FUND

     o   PHOENIX INTERNATIONAL STRATEGIES FUND

     o   PHOENIX REAL ESTATE SECURITIES FUND

     o   PHOENIX TAX-EXEMPT BOND FUND


     TRUST NAME:                                     ? WOULDN'T YOU RATHER
     PHOENIX MULTI-PORTFOLIO FUND                      HAVE THIS DOCUMENT
                                                       E-MAILED TO YOU?

                                                       Eligible shareholders can
                                                       sign up for E-Delivery at
     [LOGO] PHOENIXFUNDS(SM)                           PhoenixFunds.com

--------------------------------------------------------------------------------
Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.
--------------------------------------------------------------------------------


This report is not authorized for distribution to prospective investors in the Phoenix Multi-Portfolio Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund's record and other pertinent information.

A MESSAGE FROM THE PRESIDENT

DEAR PHOENIXFUNDS SHAREHOLDER:

      This semiannual report addresses the performance of your Phoenix mutual fund for the six months ended May 31, 2006. It provides detailed information about your fund's performance, portfolio holdings and transactions for the period.

      At Phoenix, our focus is on investment performance and serving the best interests of our shareholders. We believe that mutual funds are among the most effective vehicles for individual investors to gain access to a variety of financial markets and for building diversified portfolios.

      I am especially proud of how we have expanded our fund family over the last year to offer access to even more money managers. Today, the PhoenixFunds draw from the vast expertise of 16 different management teams--six Phoenix affiliates and 10 outside subadvisers chosen for their complementary investment capabilities.

      These fund teams operate independently, conducting their research, identifying opportunities in the markets they know best, and applying their disciplined strategies to the portfolios they manage. We are confident in their ability to navigate their funds through whatever market and economic changes lie ahead.

      When it comes to financial decisions, we recommend working with an experienced financial advisor. If you haven't reviewed or rebalanced your portfolio lately, this may be a good time to meet with your advisor and make sure that your investments are still aligned with your financial goals.

      Thank you for choosing PhoenixFunds to be part of your financial plan.


Sincerely yours,


/s/ Daniel T. Geraci

Daniel T. Geraci
President, PhoenixFunds

JUNE 2006

TABLE OF CONTENTS

Glossary ....................................................................  3

Phoenix Emerging Markets Bond Fund ..........................................  4

Phoenix International Strategies Fund ....................................... 13

Phoenix Real Estate Securities Fund ......................................... 24

Phoenix Tax-Exempt Bond Fund ................................................ 31

Notes to Financial Statements ............................................... 38


--------------------------------------------------------------------------------

PROXY VOTING PROCEDURES (FORM N-PX)

The Advisers and subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust's Board of Trustees. You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, 2005, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

FORM N-Q INFORMATION

The Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

--------------------------------------------------------------------------------

GLOSSARY

ADR (AMERICAN DEPOSITARY RECEIPT)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

AMBAC

American Municipal Bond Assurance Corporation

FGIC

Financial Guaranty Insurance Company

FNMA OR "FANNIE MAE"

Federal National Mortgage Association

FSA

Financial Security Assurance, Inc.

GDR (GLOBAL DEPOSITARY RECEIPT)

A negotiable certificate held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country.

GNMA OR "GINNIE MAE"

Government National Mortgage Association

MBIA

Municipal Bond Insurance Association

NVDR (NON-VOTING DEPOSITARY RECEIPT)

Trading instruments issued in place of stocks by the Stock Exchange of Thailand in order to simulate foreign investment in Thai companies. NVDR holders receive all financial benefits as a company's ordinary shareholders - dividends, right issues, or warrants - except voting rights.

PAYMENT-IN-KIND SECURITY (PIK)

A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.

PSF

Permanent School Fund

Q-SBLF

Qualified School Board Loan Fund

RADIAN

Radian Asset Assurance, Inc.

REITS

Real estate investment trusts are typically publicly traded companies that own, develop and operate income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

SPONSORED ADR (AMERICAN DEPOSITARY RECEIPT)

An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. These shares carry all the rights of the common share such as voting rights. ADRs must be sponsored to be able to trade on the NYSE.

XLCA

XL Capital Assurance

PHOENIX EMERGING MARKETS BOND FUND

ABOUT YOUR FUND'S EXPENSES (UNAUDITED)

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Emerging Markets Bond Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

    Emerging Markets          Beginning          Ending       Expenses Paid
       Bond Fund            Account Value    Account Value        During
        Class A           November 30, 2005   May 31, 2006       Period*
------------------------  -----------------  --------------   -------------
Actual                        $1,000.00         $1,016.80         $8.45

Hypothetical (5% return
     before expenses)          1,000.00          1,016.44          8.49

* EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 1.68%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (182) EXPENSES WERE ACCRUED IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

    Emerging Markets          Beginning          Ending       Expenses Paid
       Bond Fund            Account Value    Account Value        During
        Class B           November 30, 2005   May 31, 2006       Period*
------------------------  -----------------  --------------   -------------
Actual                        $1,000.00         $1,013.70         $12.20

Hypothetical (5% return
     before expenses)          1,000.00          1,012.66          12.27

* EXPENSES ARE EQUAL TO THE FUND'S CLASS B ANNUALIZED EXPENSE RATIO OF 2.43%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (182) EXPENSES WERE ACCRUED IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

    Emerging Markets          Beginning          Ending       Expenses Paid
       Bond Fund            Account Value    Account Value        During
        Class C           November 30, 2005   May 31, 2006       Period*
------------------------  -----------------  --------------   -------------
Actual                        $1,000.00         $1,013.60         $12.20

Hypothetical (5% return
     before expenses)          1,000.00          1,012.66          12.27

* EXPENSES ARE EQUAL TO THE FUND'S CLASS C ANNUALIZED EXPENSE RATIO OF 2.43%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (182) EXPENSES WERE ACCRUED IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      YOU CAN FIND MORE INFORMATION ABOUT THE FUND'S EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS REFER TO THE PROSPECTUS.

Phoenix Emerging Markets Bond Fund

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS (UNAUDITED)                                           5/31/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Brazil                          17%
Russia                          12
Mexico                          12
Turkey                          10
Philippines                      5
Venezuela                        5
Colombia                         5
Other                           34

                             SCHEDULE OF INVESTMENTS
                                  MAY 31, 2006
                                   (UNAUDITED)

                                                          PAR
                                                         VALUE
                                                         (000)             VALUE
                                                      -----------     --------------
FOREIGN GOVERNMENT SECURITIES--47.6%

ARGENTINA--2.0%
Republic of Argentina 4.889%, 8/3/12(c) ............  $       438     $      402,351

Republic of Argentina PIK Interest Capitalization
5.83%, 12/31/33(c) .................................           33(f)          12,513

Republic of Argentina Series GDP 0%,
12/15/35(c) ........................................        2,050            188,677

Republic of Argentina Series PGDP 0%,
12/15/35(c) ........................................           97(f)           2,502

Republic of Argentina Series Pre8 2%, 1/3/10 .......          300(f)         165,747
                                                                      --------------
                                                                             771,790
                                                                      --------------

BRAZIL--11.5%
Federative Republic of Brazil 10.50%, 7/14/14 ......        1,750          2,085,125
Federative Republic of Brazil 7.875%, 3/7/15 .......          500            516,750
Federative Republic of Brazil 8.875%, 10/14/19 .....        1,700          1,851,300
                                                                      --------------
                                                                           4,453,175
                                                                      --------------

COLOMBIA--2.2%
Republic of Colombia 8.125%, 5/21/24 ...............          800            844,800

COSTA RICA--0.3%
Republic of Costa Rica RegS 8.05%, 1/31/13(e) ......          100            106,500

DOMINICAN REPUBLIC--0.6%
Dominican Republic 144A 8.625%, 4/20/27(b) .........          100            101,750
Dominican Republic RegS 9.50%, 9/27/11(e) ..........          118            126,809
                                                                      --------------
                                                                             228,559
                                                                      --------------

                                                          PAR
                                                         VALUE
                                                         (000)             VALUE
                                                      -----------     --------------
ECUADOR--1.5%
Republic of Ecuador 144A 9.375%, 12/15/15(b) .......  $       100     $      101,500
Republic of Ecuador RegS 9%, 8/15/30(c)(e) .........          500            493,750
                                                                      --------------
                                                                             595,250
                                                                      --------------

EL SALVADOR--1.3%
Republic of El Salvador 144A 7.625%,
9/21/34(b) .........................................          250            262,500

Republic of El Salvador RegS 7.65%, 6/15/35(e) .....          250            247,500
                                                                      --------------
                                                                             510,000
                                                                      --------------

INDONESIA--1.0%
Republic of Indonesia 144A 6.875%, 3/9/17(b) .......          400            392,760

PANAMA--1.2%
Republic of Panama 5.563%, 7/17/16(c) ..............          458            454,735

PERU--0.9%
Republic of Peru 7.35%, 7/21/25 ....................          235            229,595
Republic of Peru 8.75%, 11/21/33 ...................          100            111,500
                                                                      --------------
                                                                             341,095
                                                                      --------------

PHILIPPINES--4.3%
Republic of Philippines 8.375%, 2/15/11 ............        1,000          1,060,000
Republic of Philippines 8%, 1/15/16 ................          250            262,500
Republic of Philippines 9.50%, 2/2/30 ..............          300            346,500
                                                                      --------------
                                                                           1,669,000
                                                                      --------------

RUSSIA--3.6%
Russian Federation RegS 11%, 7/24/18(e) ............        1,000          1,393,750

                        See Notes to Financial Statements

Phoenix Emerging Markets Bond Fund

                                                          PAR
                                                         VALUE
                                                         (000)             VALUE
                                                      -----------     --------------
SERBIA--1.1%
Republic of Serbia RegS 3.75%, 11/1/24(c)(e) .......  $       500     $      431,825

TURKEY--8.4%
Republic of Turkey 9.875%, 3/19/08 .................          800            847,000
Republic of Turkey 11%, 1/14/13 ....................        1,000          1,204,000
Republic of Turkey 9.50%, 1/15/14 ..................          700            794,500
Republic of Turkey 8%, 2/14/34 .....................          400            398,500
                                                                      --------------
                                                                           3,244,000
                                                                      --------------

UKRAINE--0.8%
Republic of Ukraine RegS 8.235%, 8/5/09(c)(e) ......          300            317,250

URUGUAY--2.1%
Republic of Uruguay 9.25%, 5/17/17 .................          200            220,000
Republic of Uruguay 8%, 11/18/22 ...................          600            597,000
                                                                      --------------
                                                                             817,000
                                                                      --------------

VENEZUELA--3.1%
Republic of Venezuela 10.75%, 9/19/13 ..............          500            601,250
Republic of Venezuela 9.25%, 9/15/27 ...............          500            599,250
                                                                      --------------
                                                                           1,200,500
                                                                      --------------

VIETNAM--1.7%
Socialist Republic of Vietnam 5.875%,
3/12/16(c) .........................................          687            685,573
------------------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $17,080,405)                                             18,457,562
------------------------------------------------------------------------------------

FOREIGN CORPORATE BONDS(d)--44.6%

ARGENTINA--1.5%
Banco de Galicia y Buenos Aires RegS
8.19%, 1/1/10 (Diversified Banks)(c)(e) ............          100             99,500

Industrias Metalurgicas Pescarmona SA RegS
8.75%, 11/30/11 (Industrial Machinery)(c)(e) .......          200            171,000

Petrobras Energia SA RegS 9%, 5/1/09
(Oil & Gas Exploration & Production)(e) ............          300            309,750
                                                                      --------------
                                                                             580,250
                                                                      --------------

BARBADOS--1.3%
Sagicor Financial Ltd. 144A 7.50%, 5/12/16
(Multi-line Insurance)(b) ..........................          500            492,395

BRAZIL--4.6%
Banco Votorantim 144A 9.25%, 12/20/12
(Regional Banks)(b) ................................          530(h)         206,270

CSN Islands VIII Corp. 144A 9.75%, 12/16/13
(Steel)(b) .........................................          500            541,250

                                                          PAR
                                                         VALUE
                                                         (000)             VALUE
                                                      -----------     --------------
BRAZIL--CONTINUED
CSN Islands VIII Corp. RegS 9.75%, 12/16/13
(Steel)(e) .........................................  $       500     $      543,750

Vale Overseas Ltd. 6.25%, 1/11/16 (Steel) ..........          500            482,500
                                                                      --------------
                                                                           1,773,770
                                                                      --------------

COLOMBIA--2.8%
Compania de Desarrollo Aeropuerto Eldorado
SA 144A 10.19%, 5/31/11 (Airport Services)(b) ......          428            455,288

Transgas de Occidente SA 144A 9.79%, 11/1/10
(Oil & Gas Storage & Transportation)(b) ............          124            130,294

Transtel Intermedia SA 144A 12%, 6/1/16
(Integrated Telecommunication Services)(b) .........          500            492,500
                                                                      --------------
                                                                           1,078,082
                                                                      --------------

DOMINICAN REPUBLIC--0.3%
Autopistas del Nordeste Cayman Ltd.144A
9.39%, 1/15/26 (Highways & Railtracks)(b) ..........          101            101,174

EGYPT--0.7%
Petroleum Export Ltd. RegS 5.265%, 6/15/11
(Oil & Gas Exploration & Production)(e) ............          295            285,763

INDONESIA--0.6%
Excelcomindo Finance Co. BV 144A
7.125%, 1/18/13 (Integrated
Telecommunication Services)(b) .....................          250            245,000

IRELAND--0.7%
Sibacademfinance plc 144A 9%, 5/12/09
(Regional Banks)(b) ................................          250            249,219

JAMAICA--0.3%
Air Jamaica Ltd. RegS 9.375%, 7/8/15
(Airlines)(e) ......................................          100            102,250

KAZAKHSTAN--4.0%
Kazkommerts International BV RegS
8.50%, 4/16/13 (Diversified Banks)(e) ..............        1,100          1,150,215

TuranAlem Finance BV RegS 7.875%, 6/2/10
(Diversified Banks)(e) .............................          400            406,720
                                                                      --------------
                                                                           1,556,935
                                                                      --------------

LUXEMBOURG--0.5%
RSHB Capital SA (OJSC Russian Agriculture Bank)
144A 7.175%, 5/16/13 (Regional Banks)(b) ...........          200            200,000

MALAYSIA--1.2%
Sarawak International, Inc. 5.50%, 8/3/15
(Electric Utilities) ...............................          500            470,639

                        See Notes to Financial Statements

Phoenix Emerging Markets Bond Fund

                                                          PAR
                                                         VALUE
                                                         (000)             VALUE
                                                      -----------     --------------
MEXICO--11.3%
America Movil SA de CV 5.50%, 3/1/14
(Wireless Telecommunication Services) ..............  $     1,000     $      932,048

America Movil SA de CV 9%, 1/15/16
(Wireless Telecommunication Services) ..............        5,000(g)         414,328

Banco Mercantil del Norte SA 144A
5.875%, 2/17/14 (Regional Banks)(b)(c) .............        1,000            990,000

Pemex Project Funding Master Trust 144A
8.625%, 12/1/23 (Oil & Gas Exploration
& Production)(b) ...................................        1,000          1,120,000

Telefonos de Mexico SA de CV 5.50%, 1/27/15
(Integrated Telecommunication Services) ............        1,000            924,904
                                                                      --------------
                                                                           4,381,280
                                                                      --------------

PERU--1.5%
Telefonica del Peru SA 144A 7.48%, 12/15/08
(Integrated Telecommunication Services)(b) .........          550            557,425

PHILIPPINES--0.7%
Philippine Long Distance Telephone Co.
Series E 10.50%, 4/15/09 (Integrated
Telecommunication Services) ........................          250            275,625

RUSSIA--7.2%
Edel Capital SA (Sinek) 7.70%, 8/3/15
(Oil & Gas Storage & Transportation) ...............        1,000          1,000,000

Gazprom OAO RegS 5.625%, 7/22/13
(Oil & Gas Storage & Transportation)(e) ............          492            482,453

Gazprom OAO (Morgan Stanley Bank AG)
144A 9.625%, 3/1/13 (Oil & Gas
Storage & Transportation)(b) .......................          250            289,375

Mobile Telesystems Finance SA RegS
8.375%, 10/14/10 (Wireless
Telecommunication Services)(e) .....................        1,000          1,027,600
                                                                      --------------
                                                                           2,799,428
                                                                      --------------

SRI LANKA--0.6%
Sri Lanka Telecom Ltd. 6.875%, 11/30/09
(Integrated Telecommunication Services) ............          250            243,230

TURKEY--1.4%
Bosphorus Financial Services Ltd. RegS
6.97%, 2/15/12 (Other Diversified
Financial Services)(c)(e) ..........................          550            550,000

UKRAINE--1.0%
Kyivstar GSM (Dresdner Bank AG) 144A
7.75%, 4/27/12 (Integrated Telecommunication
Services)(b) .......................................          250            250,000

                                                          PAR
                                                         VALUE
                                                         (000)             VALUE
                                                      -----------     --------------
UKRAINE--CONTINUED
The Export-Import Bank of Ukraine (Dresdner
Bank AG) 7.75%, 9/23/09 (Diversified Banks) ........  $       150     $      149,400
                                                                      --------------
                                                                             399,400
                                                                      --------------

UNITED STATES--0.4%
Cia deTransporte de Energia Electrica de
Altra Tension SA, RegS 3%, 12/15/16
(Electric Utilities)(c)(e) .........................          100             73,750

General Electric Capital Corp. 9.50%, 8/4/10
(Consumer Finance) .................................        1,000(g)          88,380
                                                                      --------------
                                                                             162,130
                                                                      --------------

VENEZUELA--2.0%
Cerro Negro Finance Ltd. RegS 7.33%, 12/1/09
(Distillers & Vintners)(e) .........................          381            370,309

Petrozuata Finance, Inc. 144A 8.37%, 10/1/22
(Integrated Oil & Gas)(b) ..........................          450            407,250
                                                                      --------------
                                                                             777,559
                                                                      --------------
------------------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $17,518,849)                                             17,281,554
------------------------------------------------------------------------------------

CREDIT LINKED NOTES--0.7%

OTHER DIVERSIFIED FINANCIAL SERVICES--0.7%
ING Bank N.V. (Russian Standard Bank)
144A 8.04%, 8/23/07(b) .............................        6,768(i)         250,270
------------------------------------------------------------------------------------
TOTAL CREDIT LINKED NOTES
(IDENTIFIED COST $240,589)                                                   250,270
------------------------------------------------------------------------------------

LOAN AGREEMENTS--0.9%

DIVERSIFIED BANKS--0.9%
OJSC St. Petersburg Industry & Construction
Bank (Deutsche Bank AG) 6.875%, 7/29/08 ............          350            349,930
------------------------------------------------------------------------------------
TOTAL LOAN AGREEMENTS
(IDENTIFIED COST $353,943)                                                   349,930
------------------------------------------------------------------------------------

                                                        SHARES
                                                      -----------

DOMESTIC COMMON STOCKS--0.2%

DIVERSIFIED METALS & MINING--0.2%
Southern Copper Corp ...............................        1,000             85,150
------------------------------------------------------------------------------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $96,171)                                                     85,150
------------------------------------------------------------------------------------

                        See Notes to Financial Statements

Phoenix Emerging Markets Bond Fund

                                                        SHARES            VALUE
                                                      -----------     --------------
FOREIGN COMMON STOCKS(d)--1.8%

BRAZIL--0.3%
Petroleo Brasileiro SA Sponsored ADR
(Integrated Oil & Gas) .............................        1,300     $      112,905

CHINA--0.3%
China GrenTech Corp. Ltd. ADR
(Communications Equipment)(j) ......................       10,000            127,500

MEXICO--0.2%
Gruma S.A. de CV ADR (Packaged Foods &
Meats) .............................................        9,000             88,920

PHILIPPINES--0.3%
Philippine Long Distance Telephone Co.
Sponsored ADR (Integrated Telecommunication
Services) ..........................................        3,000            112,980

RUSSIA--0.3%
GAZPROM (Oil & Gas Storage &
Transportation) ....................................       11,000            115,449

SOUTH KOREA--0.3%
Kookmin Bank Sponsored ADR
(Diversified Banks) ................................        1,300            104,624

TURKEY--0.1%
Turkcell Iletisim Hizmetleri A.S. ADR (Wireless
Telecommunication Services) ........................        3,500             43,750
------------------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $844,135)                                                   706,128
------------------------------------------------------------------------------------

                                                        SHARES            VALUE
                                                      -----------     --------------
EXCHANGE TRADED FUNDS--0.7%

iShares MSCI Brazil Index Fund .....................        1,500     $       55,215
iShares MSCI Emerging Markets Index Fund ...........        2,100            196,770
                                                                      --------------
                                                                             251,985
                                                                      --------------
------------------------------------------------------------------------------------
TOTAL EXCHANGE TRADED FUNDS
(IDENTIFIED COST $267,621)                                                   251,985
------------------------------------------------------------------------------------

WARRANTS--0.0%

INTEGRATED TELECOMMUNICATION SERVICES--0.0%
Transtel Intermedia Strike 1.00 Colombian
Peso 6/1/16(j) .....................................          500                  0
------------------------------------------------------------------------------------
TOTAL WARRANTS
(IDENTIFIED COST $15)                                                              0
------------------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--96.5%
(IDENTIFIED COST $36,401,728)                                             37,382,579
------------------------------------------------------------------------------------

                                                          PAR
                                                         VALUE
                                                         (000)
                                                      -----------
SHORT-TERM INVESTMENTS(k)--1.2%

COMMERCIAL PAPER--1.2%
UBS Finance Delaware LLC 5.05%, 6/1/06 .............  $       475            475,000
------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $475,000)                                                   475,000
------------------------------------------------------------------------------------
TOTAL INVESTMENTS--97.7%
(IDENTIFIED COST $36,876,728)                                             37,857,579(a)

Other assets and liabilities, net--2.3%                                      890,414
                                                                      --------------
NET ASSETS--100.0%                                                    $   38,747,993
                                                                      ==============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $1,670,180 and gross depreciation of $818,565 for federal income tax purposes. At May 31, 2006, the aggregate cost of securities for federal income tax purposes was $37,005,964.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2006, these securities amounted to a value of $7,881,220 or 20.3% of net assets.

(c) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

(d) A corporate bond and a common stock are considered to be foreign if the security is issued in a foreign country. The country of risk, noted in the header, is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.

(e) Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.

(f)   Par value represents Argentina Peso.

(g)   Par value represents Mexican Peso.

(h)   Par value represents Brazilian Real.

(i)   Par value represents Russian Ruble.

(j)   Non-income producing.

(k)   The rate shown is the discount rate.

                        See Notes to Financial Statements

Phoenix Emerging Markets Bond Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                  MAY 31, 2006
                                  (UNAUDITED)

ASSETS
Investment securities at value
   (Identified cost $36,876,728)                                $    37,857,579
Cash                                                                    136,492
Receivables
   Dividends and interest                                               730,111
   Investment securities sold                                           525,456
   Fund shares sold                                                      32,366
Trustee retainer                                                          4,901
Prepaid expenses                                                         22,002
                                                                ---------------
     Total assets                                                    39,308,907
                                                                ---------------
LIABILITIES
Payables
   Investment securities purchased                                      234,238
   Fund shares repurchased                                              227,945
   Investment advisory fee                                               27,226
   Distribution and service fees                                         18,691
   Transfer agent fee                                                    17,774
   Financial agent fee                                                    4,760
   Other accrued expenses                                                30,280
                                                                ---------------
     Total liabilities                                                  560,914
                                                                ---------------
NET ASSETS                                                      $    38,747,993
                                                                ===============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                $    60,936,439
Distributions in excess of net investment income                       (120,470)
Accumulated net realized loss                                       (23,047,429)
Net unrealized appreciation                                             979,453
                                                                ---------------
NET ASSETS                                                      $    38,747,993
                                                                ===============

CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $24,278,541)                   2,866,431
Net asset value per share                                       $          8.47
Offering price per share $8.47/(1-4.75%)                        $          8.89

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $12,905,458)                   1,561,084
Net asset value and offering price per share                    $          8.27

CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $1,563,994)                      188,066
Net asset value and offering price per share                    $          8.32

                             STATEMENT OF OPERATIONS
                          SIX MONTHS ENDED MAY 31, 2006
                                  (UNAUDITED)

INVESTMENT INCOME
Interest                                                        $     1,609,873
Dividends                                                                 9,346
Foreign taxes withheld                                                     (297)
                                                                ---------------
     Total investment income                                          1,618,922
                                                                ---------------
EXPENSES
Investment advisory fee                                                 170,621
Service fees, Class A                                                    35,338
Distribution and service fees, Class B                                   76,001
Distribution and service fees, Class C                                   10,141
Financial agent fee                                                      30,006
Transfer agent                                                           50,010
Professional                                                             18,581
Registration                                                             16,487
Trustees                                                                 12,079
Custodian                                                                10,362
Printing                                                                  8,675
Miscellaneous                                                             9,569
                                                                ---------------
     Total expenses                                                     447,870
Less custodian fees paid indirectly                                        (534)
                                                                ---------------
     Net expenses                                                       447,336
                                                                ---------------

NET INVESTMENT INCOME (LOSS)                                          1,171,586
                                                                ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments                               2,007,550
Net realized gain (loss) on foreign currency transactions                (2,567)
Net realized gain (loss) on options                                       2,370
Net change in unrealized appreciation (depreciation) on
   investments                                                       (2,376,104)
Net change in unrealized appreciation (depreciation) on
   foreign currency transactions and translation                         (1,391)
                                                                ---------------
NET GAIN (LOSS) ON INVESTMENTS                                         (370,142)
                                                                ---------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                    $       801,444
                                                                ===============

                        See Notes to Financial Statements

Phoenix Emerging Markets Bond Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                   Six Months
                                                                     Ended           Year Ended
                                                                  May 31, 2006      November 30,
                                                                  (Unaudited)           2005
                                                                ---------------    ---------------
FROM OPERATIONS
   Net investment income (loss)                                 $     1,171,586    $     2,570,503
   Net realized gain (loss)                                           2,007,353            915,738
   Net change in unrealized appreciation (depreciation)              (2,377,495)         1,184,654
                                                                ---------------    ---------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS          801,444          4,670,895
                                                                ---------------    ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                      (764,700)        (1,520,583)
   Net investment income, Class B                                      (367,661)        (1,297,548)
   Net investment income, Class C                                       (48,469)          (122,905)
                                                                ---------------    ---------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS         (1,180,830)        (2,941,036)
                                                                ---------------    ---------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (791,845 and 1,218,710 shares,
     respectively)                                                    6,927,178         10,309,554
   Net asset value of shares issued from reinvestment of
     distributions (62,793 and 114,909 shares, respectively)            544,735            964,645
   Cost of shares repurchased (1,195,453 and 864,222 shares,
     respectively)                                                  (10,346,080)        (7,265,368)
                                                                ---------------    ---------------
Total                                                                (2,874,167)         4,008,831
                                                                ---------------    ---------------
CLASS B
   Proceeds from sales of shares (19,598 and 120,825 shares,
     respectively)                                                      167,227            994,475
   Net asset value of shares issued from reinvestment of
     distributions (18,217 and 62,066 shares, respectively)             154,355            508,616
   Cost of shares repurchased (526,562 and 1,460,284 shares,
     respectively)                                                   (4,486,806)       (12,015,180)
                                                                ---------------    ---------------
Total                                                                (4,165,224)       (10,512,089)
                                                                ---------------    ---------------
CLASS C
   Proceeds from sales of shares (21,302 and 37,526 shares,
     respectively)                                                      181,511            311,400
   Net asset value of shares issued from reinvestment of
     distributions (3,680 and 9,138 shares, respectively)                31,386             75,419
   Cost of shares repurchased (77,549 and 66,661 shares,
     respectively)                                                     (659,785)          (550,716)
                                                                ---------------    ---------------
Total                                                                  (446,888)          (163,897)
                                                                ---------------    ---------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS         (7,486,279)        (6,667,155)
                                                                ---------------    ---------------
   NET INCREASE (DECREASE) IN NET ASSETS                             (7,865,665)        (4,937,296)

NET ASSETS
   Beginning of period                                               46,613,658         51,550,954
                                                                ---------------    ---------------
   END OF PERIOD (INCLUDING DISTRIBUTIONS IN EXCESS OF NET
     INVESTMENT INCOME OF ($120,470) AND ($111,226),
     RESPECTIVELY)                                              $    38,747,993    $    46,613,658
                                                                ===============    ===============

                        See Notes to Financial Statements

Phoenix Emerging Markets Bond Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                  CLASS A
                                             -------------------------------------------------------------------------------
                                             SIX MONTHS ENDED                      YEAR ENDED NOVEMBER 30
                                               MAY 31, 2006    -------------------------------------------------------------
                                               (UNAUDITED)       2005         2004      2003(5)      2002(4)(5)     2001(5)
Net asset value, beginning of period            $  8.56        $   8.25     $  8.07     $  6.80      $   6.58      $   6.96
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                           0.24(2)         0.49(2)     0.47(2)     0.67          0.65(2)       0.85
   Net realized and unrealized gain (loss)        (0.09)           0.37        0.29        1.22          0.28         (0.31)
                                                -------        --------     -------     -------      --------      --------
      TOTAL FROM INVESTMENT OPERATIONS             0.15            0.86        0.76        1.89          0.93          0.54
                                                -------        --------     -------     -------      --------      --------
LESS DISTRIBUTIONS
   Dividends from net investment income           (0.24)          (0.55)      (0.58)      (0.62)        (0.57)        (0.92)
   Return of capital                                 --              --          --          --         (0.14)           --
                                                -------        --------     -------     -------      --------      --------
      TOTAL DISTRIBUTIONS                         (0.24)          (0.55)      (0.58)      (0.62)        (0.71)        (0.92)
                                                -------        --------     -------     -------      --------      --------
Change in net asset value                         (0.09)           0.31        0.18        1.27          0.22         (0.38)
                                                -------        --------     -------     -------      --------      --------
NET ASSET VALUE, END OF PERIOD                  $  8.47        $   8.56     $  8.25     $  8.07      $   6.80      $   6.58
                                                =======        ========     =======     =======      ========      ========
Total return(1)                                    1.68%(8)       10.78%       9.86%      28.94%        14.55%         7.42%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)        $24,279        $ 27,450     $22,583     $35,910      $ 31,401      $ 30,202
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                              1.68%(7)        1.67%       1.53%       1.49%(3)      1.58%(3)      1.58%
   Net investment income                           5.44%(7)        5.83%       5.75%       7.73%         9.47%        12.50%
Portfolio turnover                                   88%(8)          33%        140%        491%          588%          932%

                                                                                 CLASS B
                                             -------------------------------------------------------------------------------
                                             SIX MONTHS ENDED                     YEAR ENDED NOVEMBER 30
                                               MAY 31, 2006    -------------------------------------------------------------
                                               (UNAUDITED)       2005         2004      2003(6)      2002(4)(6)     2001(6)
Net asset value, beginning of period            $  8.36        $   8.07     $  7.91     $  6.68      $   6.47      $   6.86
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                           0.20(2)         0.42(2)     0.40(2)     0.58          0.59(2)       0.80
   Net realized and unrealized gain (loss)        (0.08)           0.36        0.28        1.22          0.28         (0.33)
                                                -------        --------     -------     -------      --------      --------
      TOTAL FROM INVESTMENT OPERATIONS             0.12            0.78        0.68        1.80          0.87          0.47
                                                -------        --------     -------     -------      --------      --------
LESS DISTRIBUTIONS
   Dividends from net investment income           (0.21)          (0.49)      (0.52)      (0.57)        (0.53)        (0.86)
   Return of capital                                 --              --          --          --         (0.13)           --
                                                -------        --------     -------     -------      --------      --------
      TOTAL DISTRIBUTIONS                         (0.21)          (0.49)      (0.52)      (0.57)        (0.66)        (0.86)
                                                -------        --------     -------     -------      --------      --------
Change in net asset value                         (0.09)           0.29        0.16        1.23          0.21         (0.39)
                                                -------        --------     -------     -------      --------      --------
NET ASSET VALUE, END OF PERIOD                  $  8.27        $   8.36     $  8.07     $  7.91      $   6.68      $   6.47
                                                =======        ========     =======     =======      ========      ========
Total return(1)                                    1.37%(8)        9.94%       8.98%      27.91%        13.80%         6.68%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)        $12,905        $ 17,140     $26,853     $44,671      $ 46,865      $ 48,495
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                              2.43%(7)        2.43%       2.29%       2.24%(3)      2.33%(3)      2.33%
   Net investment income                           4.67%(7)        5.08%       4.99%       7.02%         8.78%        11.76%
Portfolio turnover                                   88%(8)          33%        140%        491%          588%          932%

(1)   Sales charges are not reflected in the total return calculation.

(2)   Computed using average shares outstanding.

(3) For the periods ended November 30, 2003 and 2002 for Class A and for the periods ended November 30, 2003 and 2002 for Class B the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included the ratio of net operating expense would have been 0.01% lower than the ratio shown in the table.

(4) As required, effective December 1, 2001, the Fund adopted the provision of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended November 30, 2002, was to decrease the ratio of net investment income to average net assets from 9.79% to 9.67% and from 9.02% to 8.91% for Class A and Class B respectively, decrease the net investment income
      (loss) per share from $0.61 to $0.60 for Class B and increase the net realized and unrealized gain (loss) per share from $0.26 to $0.27 for Class B. There was no effect on net investment income (loss) per share and net realized and unrealized gain (loss) per share for Class A. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

(5) In accordance with changes in generally accepted accounting principles, the Fund reclassified periodic payments made under credit default and interest rate swap agreements previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification for Class A was to increase net investment income per share and to decrease net realized and unrealized gain (loss) per share by $0.02 for the period ended November 30, 2003, and to decrease net investment income per share and to increase net realized and unrealized gain (loss) per share by $0.02 and $0.05 for the periods ended November 30, 2002 and 2001, respectively. The net investment income ratio increased by 0.31% for the period ended November 30, 2003 and decreased by 0.20% and 0.59% for the periods ended November 30, 2002 and 2001, respectively.

(6) In accordance with changes in generally accepted accounting principles, the Fund reclassified periodic payments made under credit default and interest rate swap agreements previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification for Class B was to increase net investment income per share and to decrease net realized and unrealized gain (loss) per share by $0.02 for the period ended November 30, 2003, and to decrease net investment income per share and to increase net realized and unrealized gain (loss) per share by $0.01, and $0.04 for the periods ended November 30, 2002 and 2001, respectively. The net investment income ratio increased by 0.30% for the period ended November 30, 2003 and decreased by 0.13% and 0.59% for the periods ended November 30, 2002 and 2001, respectively.

(7)   Annualized.

(8)   Not annualized.

                        See Notes to Financial Statements

Phoenix Emerging Markets Bond Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                 CLASS C
                                             -------------------------------------------------------------------------------
                                             SIX MONTHS ENDED                     YEAR ENDED NOVEMBER 30
                                               MAY 31, 2006    -------------------------------------------------------------
                                               (UNAUDITED)       2005         2004      2003(4)      2002(3)(4)     2001(4)
Net asset value, beginning of period            $  8.41        $   8.12     $  7.95     $  6.73      $   6.51      $   6.89
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                           0.20(2)         0.42(2)     0.40(2)     0.58          0.60(2)       0.81
   Net realized and unrealized gain (loss)        (0.08)           0.36        0.29        1.21          0.28         (0.33)
                                                -------        --------     -------     -------      --------      --------
      TOTAL FROM INVESTMENT OPERATIONS             0.12            0.78        0.69        1.79          0.88          0.48
                                                -------        --------     -------     -------      --------      --------
LESS DISTRIBUTIONS
   Dividends from net investment income           (0.21)          (0.49)      (0.52)      (0.57)        (0.53)        (0.86)
   Return of capital                                 --              --          --          --         (0.13)           --
                                                -------        --------     -------     -------      --------      --------
      TOTAL DISTRIBUTIONS                         (0.21)          (0.49)      (0.52)      (0.57)        (0.66)        (0.86)
                                                -------        --------     -------     -------      --------      --------
Change in net asset value                         (0.09)           0.29        0.17        1.22          0.22         (0.38)
                                                -------        --------     -------     -------      --------      --------
NET ASSET VALUE, END OF PERIOD                  $  8.32        $   8.41     $  8.12     $  7.95      $   6.73      $   6.51
                                                =======        ========     =======     =======      ========      ========
Total return(1)                                    1.36%(6)        9.88%       9.06%      27.54%        13.88%         6.65%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)        $ 1,564        $  2,024     $ 2,115     $ 3,418      $  2,783      $  2,399

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                              2.43%(5)        2.43%       2.29%       2.24%         2.33%         2.33%
   Net investment income                           4.68%(5)        5.08%       4.98%       7.06%         8.71%        11.77%
Portfolio turnover                                   88%(6)          33%        140%        491%          588%          932%

(1)   Sales charges are not reflected in the total return calculation.

(2)   Computed using average shares outstanding.

(3) As required, effective December 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended November 30, 2002, was to decrease the ratio of net investment income to average net assets from 8.95% to 8.83%, and decrease the net investment income (loss) per share from $0.62 to $0.61 and increase the net realized and unrealized gain (loss) per share from $0.26 to $0.27. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

(4) In accordance with changes in generally accepted accounting principles, the Fund reclassified periodic payments made under credit default and interest rate swap agreements previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification for Class C was to increase net investment income per share and to decrease net realized and unrealized gain (loss) per share by $0.03 for the period ended November 30, 2003 and to decrease net investment income per share and to increase net realized and unrealized gain (loss) per share by $0.01 and $0.04 for the periods ended November 30, 2002 and 2001, respectively. The net investment income ratio increased by 0.30% for the period ended November 30, 2003 and decreased by 0.12% and 0.60% for the periods ended November 30, 2002 and 2001, respectively.

(5)   Annualized.

(6)   Not annualized.

                        See Notes to Financial Statements

PHOENIX INTERNATIONAL STRATEGIES FUND

ABOUT YOUR FUND'S EXPENSES (UNAUDITED)

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the International Strategies Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

     International             Beginning          Ending       Expenses Paid
    Strategies Fund          Account Value     Account Value       During
        Class A            November 30, 2005   May 31, 2006       Period*
------------------------   -----------------   -------------   -------------
Actual                         $1,000.00         $1,151.80         $8.40

Hypothetical (5% return
      before expenses)          1,000.00          1,017.03          7.90

* EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 1.57%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (182) EXPENSES WERE ACCRUED IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

     International             Beginning          Ending       Expenses Paid
    Strategies Fund          Account Value     Account Value       During
        Class B            November 30, 2005   May 31, 2006       Period*
------------------------   -----------------   -------------   -------------
Actual                         $1,000.00         $1,147.20         $12.40

Hypothetical (5% return
      before expenses)          1,000.00          1,013.24          11.69

* EXPENSES ARE EQUAL TO THE FUND'S CLASS B ANNUALIZED EXPENSE RATIO OF 2.32%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (182) EXPENSES WERE ACCRUED IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

     International             Beginning          Ending       Expenses Paid
    Strategies Fund          Account Value     Account Value       During
        Class C            November 30, 2005   May 31, 2006       Period*
------------------------   -----------------   -------------   -------------
Actual                         $1,000.00         $1,147.80         $12.32

Hypothetical (5% return
      before expenses)          1,000.00          1,013.32          11.62

* EXPENSES ARE EQUAL TO THE FUND'S CLASS C ANNUALIZED EXPENSE RATIO OF 2.30%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (182) EXPENSES WERE ACCRUED IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      YOU CAN FIND MORE INFORMATION ABOUT THE FUND'S EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS REFER TO THE PROSPECTUS.

Phoenix International Strategies Fund

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS (UNAUDITED)                                           5/31/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Japan                                 22%
United Kingdom                        19
France                                11
Germany                                9
Switzerland                            5
Australia                              5
Netherlands                            5
Other                                 24

                            SCHEDULE OF INVESTMENTS
                                  MAY 31, 2006
                                   (UNAUDITED)

                                                        SHARES            VALUE
                                                      -----------     --------------
FOREIGN COMMON STOCKS(c) --97.7%

AUSTRALIA--5.2%
BHP Billiton Ltd. (Diversified Metals & Mining) ....       13,177     $      286,782

Commonwealth Bank of Australia
(Diversified Banks) ................................       12,222            398,310

Leighton Holdings Ltd. (Construction &
Engineering) .......................................        4,562             59,430

Orica Ltd. (Diversified Chemicals) .................       17,255            306,332

Publishing & Broadcasting Ltd.
(Broadcasting & Cable TV) ..........................       34,536            484,251

QBE Insurance Group Ltd. (Property &
Casualty Insurance) ................................        3,758             60,840

Rio Tinto Ltd. (Diversified Metals & Mining) .......       21,199          1,248,841
Santos Ltd. (Oil & Gas Exploration & Production) ...      105,048            913,281

Westfield Group (Real Estate Management &
Development) .......................................       24,360            298,545

Woodside Petroleum Ltd. (Oil & Gas
Exploration & Production) ..........................        2,808             92,989

Zinifex Ltd. (Diversified Metals & Mining) .........       49,259
                                                                             436,993
                                                                      --------------
                                                                           4,586,594
                                                                      --------------
AUSTRIA--0.2%
Voestalpine AG (Steel) .............................        1,386            196,771

BELGIUM--2.2%
Fortis BB (Other Diversified Financial Services)(e)         9,800            357,746

                                                        SHARES            VALUE
                                                      -----------     --------------
BELGIUM--CONTINUED
Fortis NA (Other Diversified Financial Services)(f)        28,100     $    1,024,008
KBC Groep N.V. (Diversified Banks) .................        4,816            517,667
                                                                      --------------
                                                                           1,899,421
                                                                      --------------
CANADA--1.3%
Goldcorp, Inc. (Gold) ..............................       20,600            633,055
Teck Cominco Ltd. Class B (Gold) ...................        8,500            540,944
                                                                      --------------
                                                                           1,173,999
                                                                      --------------
CHILE--0.0%
Compania de Telecomunicaciones de Chile SA
Sponsored ADR (Integrated Telecommunication
Services) ..........................................        1,300             10,465

CHINA--2.0%
ASM Pacific Technology Ltd. (Semiconductor
Equipment) .........................................       25,000            128,858

China Petroleum & Chemical Corp. Class H
(Integrated Oil & Gas) .............................      533,000            320,061

Kazakhmys plc (Diversified Metals & Mining) ........        4,773            101,595
PetroChina Co. Ltd. Class H (Integrated Oil & Gas) .      900,000            973,771

Truly International Holdings Ltd. (Electronic
Equipment Manufacturers) ...........................       10,000             13,686

Yanzhou Coal Mining Co. Ltd. (Coal &
Consumable Fuels) ..................................      252,000            181,347
                                                                      --------------
                                                                           1,719,318
                                                                      --------------
DENMARK--0.6%
Danske Bank A/S (Diversified Banks) ................       13,000            496,508

                       See Notes to Financial Statements

Phoenix International Strategies Fund

                                                        SHARES            VALUE
                                                      -----------     --------------
FRANCE--11.3%
Air France-KLM (Airlines) ..........................        8,774     $      189,027
Alcatel SA (Communications Equipment)(b) ...........       43,100            572,483
Alstom (Heavy Electrical Equipment)(b) .............        5,000            424,988

Assurances Generales de France
(Multi-line Insurance) .............................        2,250            272,497

AXA SA (Multi-line Insurance) ......................       15,000            522,009
BNP Paribas SA (Diversified Banks) .................        7,843            731,732

Bouygues SA (Wireless Telecommunication
Services) ..........................................        7,800            424,261

Capgemini SA (IT Consulting & Other Services) ......        8,300            455,763
Carrefour SA (Hypermarkets & Super Centers) ........        6,300            365,805
Lafarge SA (Construction Materials) ................        3,400            407,620
Sanofi-aventis (Pharmaceuticals) ...................        8,000            754,852
Societe Generale (Diversified Banks) ...............        8,921          1,375,722
Suez SA (Multi-Utilities) ..........................       12,000            462,033
Technip SA (Oil & Gas Equipment & Services) ........        6,075            364,566
Total SA (Integrated Oil & Gas) ....................       16,800          1,089,690
Vallourec SA (Industrial Machinery) ................          444            557,398
Vivendi Universal SA (Movies & Entertainment) ......       26,395            947,742
                                                                      --------------
                                                                           9,918,188
                                                                      --------------
GERMANY--8.3%
Allianz AG Registered Shares (Multi-line Insurance)         3,400            530,994
BASF AG (Diversified Chemicals) ....................        7,757            632,066

Bayerische Motoren Werke AG
(Automobile Manufacturers) .........................       13,102            674,973

Commerzbank AG (Diversified Banks) .................        7,954            299,738

Deutsche Lufthansa AG Registered
Shares (Airlines) ..................................       36,239            634,822

E.ON AG (Electric Utilities) .......................        6,056            702,139
Fresenius Medical Care AG (Health Care Services) ...        2,800            314,426
MAN AG (Industrial Machinery) ......................       13,249            955,717
Metro AG (Hypermarkets & Super Centers) ............       10,600            599,137
Puma AG Rudolf Dassler Sport (Footwear) ............          738            270,463
Salzgitter AG (Steel) ..............................        4,592            403,067
SAP AG (Application Software) ......................        1,600            336,582

Solarworld AG (Electrical Components & Equipment) ..          775            216,556

Volkswagen AG (Automobile Manufacturers) ...........       10,829            769,110
                                                                      --------------
                                                                           7,339,790
                                                                      --------------
GREECE--0.5%
Alpha Bank A.E. (Diversified Banks) ................       18,900            472,406

HONG KONG--3.0%
Bank of East Asia, Ltd. (Diversified Banks) ........       27,600            104,749

                                                        SHARES            VALUE
                                                      -----------     --------------
HONG KONG--CONTINUED
Cheung Kong Holdings Ltd. (Real Estate
Management & Development) ..........................       40,000     $      431,693

China Mobile Ltd. (Wireless
Telecommunication Services) ........................       50,000            257,908

China Netcom Group Corp. (Integrated
Telecommunication Services) ........................       42,500             67,017

CNOOC Ltd. (Oil & Gas Exploration & Production) ....      253,000            194,433

Guangdong Investments Ltd.
(Industrial Conglomerates) .........................      676,000            247,009

Jiangxi Copper Co. Ltd. (Real Estate
Management & Development) ..........................      224,000            211,113

Solomon Systech International Ltd.
(Semiconductors) ...................................      704,000            241,761

Sun Hung Kai Properties Ltd. (Real Estate
Management & Development) ..........................       42,000            433,945

Television Broadcasts Ltd.
(Broadcasting & Cable TV) ..........................       47,000            270,803

VTech Holdings Ltd. (Communications Equipment) .....       45,572            201,834
                                                                      --------------
                                                                           2,662,265
                                                                      --------------
ITALY--2.4%
ENI S.p.A. (Integrated Oil & Gas) ..................       50,798          1,531,724
UniCredito Italiano S.p.A. (Diversified Banks) .....       71,600            545,725
                                                                      --------------
                                                                           2,077,449
                                                                      --------------
JAPAN--21.6%
Abilit Corp. (Leisure Products) ....................        1,600             18,333
AEON Co. Ltd. (Hypermarkets & Super Centers) .......       46,500            995,857
Canon, Inc. (Office Electronics) ...................       10,000            700,023
Central Japan Railway Co. (Railroads) ..............           32            319,395
Chiba Bank Ltd. (The) (Regional Banks) .............       15,000            135,600
Daiwa House Industry Co. Ltd. (Homebuilding) .......       20,000            316,415
Fujikura Ltd. (Electrical Components & Equipment) ..       29,000            327,753
Glory Ltd. (Industrial Machinery) ..................        1,300             26,562

Kabu.Com Securities Co., Ltd. (Investment
Banking & Brokerage) ...............................           53            105,830

Kaneka Corp. (Commodity Chemicals) .................       16,000            155,209
Kao Corp. (Household Products) .....................       16,000            399,201
KDDI Corp. (Wireless Telecommunication Services) ...          285          1,787,971

Keyence Corp. (Electronic Equipment
Manufacturers) .....................................        1,300            334,814

KOMATSU Ltd. (Construction & Farm Machinery &
Heavy Trucks) ......................................       27,000            544,360

                        See Notes to Financial Statements

Phoenix International Strategies Fund

                                                        SHARES            VALUE
                                                      -----------     --------------
JAPAN--CONTINUED
Matsui Securities Co., Ltd. (Investment Banking &
Brokerage) .........................................       19,700     $      217,348

Mazda Motor Corp. (Automobile Manufacturers) .......       67,000            405,266

Millea Holdings, Inc. (Property &
Casualty Insurance) ................................           36            637,171

Mitsui Sumitomo Insurance Co. Ltd. (Property &
Casualty Insurance) ................................       31,000            381,341

Mizuho Financial Group, Inc. (Diversified Banks) ...          130          1,057,401
Momiji Holdings, Inc. (Regional Banks)(b) ..........           12             31,418

Murata Manufacturing Co. Ltd. (Electronic
Equipment Manufacturers) ...........................        9,900            645,635

Nikko Cordial Corp. (Investment Banking &
Brokerage) .........................................       27,000            398,396

Nippon Oil Corp. (Oil & Gas Refining & Marketing) ..       70,000            514,016

Nissan Diesel Motor Co. Ltd. (Construction &
Farm Machinery & Heavy Trucks) .....................        8,000             39,736

Nissin Kogyo Co. Ltd (Auto Parts & Equipment) ......       14,700            266,126

Nomura Holdings, Inc. (Investment Banking &
Brokerage) .........................................       20,800            409,572

NTT DoCoMo, Inc. (Wireless Telecommunication
Services) ..........................................          257            417,815

OMRON Corp. (Electronic Equipment
Manufacturers) .....................................       20,000            547,000

ORIX Corp. (Consumer Finance) ......................        3,290            950,839

SBI Holdings, Inc. (Asset Management &
Custody Banks) .....................................          195             90,012

Secom Co. Ltd. (Specialized Consumer Services) .....       10,000            505,298
Sekisui House Ltd. (Homebuilding) ..................       45,000            634,953
Sharp Corp. (Consumer Electronics) .................       25,000            417,369

Shinko Electric Industries Co., Ltd.
(Semiconductors) ...................................        5,700            150,603

Shinsei Bank Ltd. (Regional Banks) .................       78,000            519,702

Sumitomo Trust & Banking Co. Ltd. (The)
(Diversified Banks) ................................       85,000            817,798

Suzuki Motor Corp. (Automobile Manufacturers) ......       25,900            603,126

Tokyo Electric Power Co., Inc. (The)
(Electric Utilities) ...............................       13,600            373,631

Tokyo Electron Ltd. (Semiconductor Equipment) ......       13,300            945,170
Tokyo Steel Manufacturing Co., Ltd. (Steel) ........          700             15,594

                                                        SHARES            VALUE
                                                      -----------     --------------
JAPAN--CONTINUED
Yamaha Motor Co. Ltd. (Motorcycle
Manufacturers) .....................................       28,300     $      760,498

Yamato Kogyo Co., Ltd. (Steel) .....................        3,100             68,674
                                                                      --------------
                                                                          18,988,831
                                                                      --------------
MALAYSIA--0.4%
British American Tobacco Malaysia Berhad
(Tobacco) ..........................................        1,700             18,845

DiGi.Com Berhad (Integrated Telecommunication
Services)(b) .......................................       77,400            215,296

Shell Refining Co. (Oil & Gas Refining &
Marketing) .........................................        4,500             12,660

Telekom Malaysia Berhad (Integrated
Telecommunication Services) ........................       30,300             75,165
                                                                      --------------
                                                                             321,966
                                                                      --------------
NETHERLANDS--4.7%
Akzo Nobel N.V. (Diversified Chemicals) ............        5,386            291,308
ASML Holding N.V. (Semiconductor Equipment)(b) .....       20,300            411,584
Heineken NV (Brewers)(b) ...........................       14,397            575,565

ING Groep N.V. (Other Diversified Financial
Services) ..........................................       61,816          2,421,604

Wolters Kluwer N.V. (Publishing & Printing) ........       17,900            422,884
                                                                      --------------
                                                                           4,122,945
                                                                      --------------
NORWAY--0.5%
Orkla ASA (Industrial Conglomerates) ...............          525             25,926
Statoil ASA (Integrated Oil & Gas) .................       13,300            390,556
                                                                      --------------
                                                                             416,482
                                                                      --------------
RUSSIA--0.7%
LUKOIL Sponsored ADR (Integrated Oil & Gas) ........        5,300            412,605

Mobile TeleSystems OJSC Sponsored ADR
(Wireless Telecommunication Services) ..............        7,000            210,000
                                                                      --------------
                                                                             622,605
                                                                      --------------
SINGAPORE--0.3%
United Overseas Bank Ltd. (Diversified Banks) ......       26,000            246,125

SOUTH KOREA--0.1%
Samsung Electronics Co. Ltd. GDR
(Semiconductors) ...................................          175             56,625

                        See Notes to Financial Statements

Phoenix International Strategies Fund

                                                        SHARES            VALUE
                                                      -----------     --------------
SPAIN--4.4%
Banco Bilbao Vizcaya Argentaria SA
(Diversified Banks) ................................       97,195     $    2,015,666

Banco Santander Central Hispano SA
(Diversified Banks) ................................      113,365          1,636,011

Fomento de Construcciones y Contratas SA
(Construction & Engineering) .......................        2,312            177,640
                                                                      --------------
                                                                           3,829,317
                                                                      --------------
SWEDEN--0.7%
Jm AB (Construction & Engineering) .................          467             31,987
Lindex AB (Apparel Retail)(b) ......................        4,000             59,812

Securitas AB Class B (Diversified Commercial &
Professional Services) .............................       20,100            383,763

SKF AB Class B (Industrial Machinery) ..............       11,400            180,649
                                                                      --------------
                                                                             656,211
                                                                      --------------
SWITZERLAND--5.2%
Actelion Ltd. Registered Shares
(Automotive Retail)(b) .............................          399             46,500

Novartis AG Registered Shares (Pharmaceuticals) ....       15,700            870,648

Phonak Holding AG Registered Shares (Health
Care Equipment) ....................................        1,930            111,002

Roche Holding AG Registered Shares
(Pharmaceuticals) ..................................        6,900          1,075,043

Swiss Life Holding (Life & Health Insurance)........          327             75,648

UBS AG Registered Shares (Diversified
Capital Markets) ...................................        5,000            566,601

Zurich Financial Services AG Registered Shares
(Multi-line Insurance)(b) ..........................        8,190          1,852,052
                                                                      --------------
                                                                           4,597,494
                                                                      --------------
TAIWAN--1.1%
Taiwan Semiconductor Manufacturing Co. Ltd.
(Semiconductors) ...................................      509,748            955,934

THAILAND--0.6%
Advanced Info Service Public Co. plc NVDR
(Wireless Telecommunication Services) ..............      116,000            281,483

Bangkok Bank plc NVDR (Regional Banks) .............      100,900            273,010
                                                                      --------------
                                                                             554,493
                                                                      --------------

                                                        SHARES            VALUE
                                                      -----------     --------------
UNITED KINGDOM--19.2%
Antofagasta plc (Diversified Metals & Mining) ......       38,985     $    1,521,249

Ashtead Group plc (Trading Companies &
Distributors) ......................................       42,061            157,449

AstraZeneca plc (Pharmaceuticals) ..................       39,271          2,075,898
Aviva plc (Multi-line Insurance) ...................       39,300            545,112
BAE Systems plc (Aerospace & Defense) ..............       49,000            350,255
Barclays plc (Diversified Banks) ...................       41,600            481,173
British American Tobacco plc (Tobacco) .............       59,000          1,475,280

British Sky Broadcasting plc (Broadcasting &
Cable TV) ..........................................       44,000            436,746

Catlin Group Ltd. (Property & Casualty Insurance) ..        1,256              9,863

Drax Group plc (Electric Utilities)(b) .............       13,146            203,410
Emap plc (Publishing & Printing) ...................       79,256          1,298,180
GlaxoSmithKline plc (Pharmaceuticals) ..............       43,500          1,203,001
HSBC Holdings plc (Diversified Banks) ..............       96,708          1,679,444
Legal & General Group plc (Life & Health
Insurance) .........................................      213,300            511,125
Marks & Spencer Group plc (Department Stores) ......       64,077            651,020
National Grid plc (Multi-Utilities) ................        4,137             46,976
NETeller plc (Other Diversified Financial
Services)(b) .......................................       14,300            167,752

Next plc (Department Stores) .......................        3,415            103,894
Rolls-Royce Group plc (Aerospace & Defense) ........       83,576            645,908

Rolls-Royce Group plc Class B (Aerospace &
Defense)(b) ........................................    4,496,389              8,787

SABMiller plc (Brewers) ............................       10,478            195,896
Scottish & Newcastle plc (Brewers) .................       42,200            391,444
Scottish Power plc Class B (Electric Utilities)(b) .       13,663             92,369
Smiths Group plc (Industrial Conglomerates) ........       25,000            415,249
Sportingbet plc (Casinos & Gaming) .................       19,900            156,774
Standard Chartered plc (Diversified Banks) .........       43,005          1,055,532

Vodafone Group plc (Wireless Telecommunication
Services) ..........................................      439,600          1,012,010
                                                                      --------------
                                                                          16,891,796
                                                                      --------------
UNITED STATES--0.9%
AEGON N.V. (Life & Health Insurance) ...............        6,074            102,439
Royal Dutch Shell plc Class A (Integrated
Oil & Gas) .........................................       20,900            690,890
                                                                      --------------
                                                                             793,329
                                                                      --------------
VENEZUELA--0.3%
Compania Anonima Nacional Telefonos de Venezuela
ADR (Integrated Telecommunication Services) ........       14,800            278,092
------------------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $72,420,822)                                             85,885,420
------------------------------------------------------------------------------------

                       See Notes to Financial Statements

Phoenix International Strategies Fund

                                                        SHARES            VALUE
                                                      -----------     --------------
RIGHTS--0.0%

FRANCE--0.0%
Arkema Total SA, Exp 6/26/06 exercise price
88.70 Euros (Diversified Chemicals)(b) .............        4,200     $       14,908
------------------------------------------------------------------------------------
TOTAL RIGHTS
(IDENTIFIED COST $0)                                                          14,908
------------------------------------------------------------------------------------

FOREIGN PREFERRED STOCKS(c)-- 1.0%

GERMANY--1.0%
Porsche AG Pfd 0.67% (Automobile
Manufacturers) .....................................          849            825,299
------------------------------------------------------------------------------------
TOTAL FOREIGN PREFERRED STOCKS
(IDENTIFIED COST $646,495)                                                   825,299
------------------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--98.7%
(IDENTIFIED COST $73,067,317)                                             86,725,627
------------------------------------------------------------------------------------

                                                          PAR
                                                         VALUE
                                                         (000)
                                                      -----------
SHORT-TERM INVESTMENTS--0.7%

COMMERCIAL PAPER(d)--0.7%
UBS Finance Delaware LLC
5.05%, 6/1/06 ......................................      $   615            615,000
------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $615,000)                                                   615,000
------------------------------------------------------------------------------------

TOTAL INVESTMENTS--99.4%
(IDENTIFIED COST $73,682,317)                                             87,340,627(a)

Other assets and liabilities, net--0.6%                                      550,158
                                                                      --------------
NET ASSETS--100.0%                                                    $   87,890,785
                                                                      ==============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $14,397,399 and gross depreciation of $836,526 for federal income tax purposes. At May 31, 2006, the aggregate cost of securities for federal income tax purposes was $73,779,754.

(b)   Non-income producing.

(c) Common and preferred stocks are considered to be foreign if the security is issued in a foreign country. The country of risk, noted in the header, is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.

(d)   The rate shown is the discount rate.

(e)   Shares traded on Brussels Exchange.

(f)   Shares traded on Amsterdam Exchange.

                        See Notes to Financial Statements

Phoenix International Strategies Fund

                            INDUSTRY DIVERSIFICATION
         AS A PERCENTAGE OF TOTAL VALUE OF TOTAL LONG-TERM INVESTMENTS
                                  (UNAUDITED)

Aerospace & Defense ..................................................      1.2%

Airlines .............................................................      0.9

Apparel Retail .......................................................      0.1

Application Software .................................................      0.4

Asset Management & Custody Banks .....................................      0.1

Auto Parts & Equipment ...............................................      0.3

Automobile Manufacturers .............................................      3.8

Automotive Retail ....................................................      0.0

Brewers ..............................................................      1.3

Broadcasting & Cable TV ..............................................      1.4

Casinos & Gaming .....................................................      0.2

Coal & Consumable Fuels ..............................................      0.2

Commodity Chemicals ..................................................      0.2

Communications Equipment .............................................      0.9

Construction & Engineering ...........................................      0.3

Construction & Farm Machinery & Heavy Trucks .........................      0.7

Construction Materials ...............................................      0.5

Consumer Electronics .................................................      0.5

Consumer Finance .....................................................      1.1

Department Stores ....................................................      0.9

Diversified Banks ....................................................     16.1

Diversified Capital Markets ..........................................      0.6

Diversified Chemicals ................................................      1.4

Diversified Commercial & Professional Services .......................      0.4

Diversified Metals & Mining ..........................................      4.1

Electric Utilities ...................................................      1.6

Electrical Components & Equipment ....................................      0.6

Electronic Equipment Manufacturers ...................................      1.8

Footwear .............................................................      0.3

Gold .................................................................      1.3

Health Care Equipment ................................................      0.1

Health Care Services .................................................      0.4

Heavy Electrical Equipment ...........................................      0.5

Homebuilding .........................................................      1.1

Household Products ...................................................      0.5%

Hypermarkets & Super Centers .........................................      2.3

IT Consulting & Other Services .......................................      0.5

Industrial Conglomerates .............................................      0.8

Industrial Machinery .................................................      2.0

Integrated Oil & Gas .................................................      6.2

Integrated Telecommunication Services ................................      0.7

Investment Banking & Brokerage .......................................      1.3

Leisure Products .....................................................      0.0

Life & Health Insurance ..............................................      0.8

Motorcycle Manufacturers .............................................      0.9

Movies & Entertainment ...............................................      1.1

Multi-Sector Holdings ................................................      1.2

Multi-Utilities ......................................................      0.6

Multi-line Insurance .................................................      4.3

Office Electronics ...................................................      0.8

Oil & Gas Equipment & Services .......................................      0.4

Oil & Gas Exploration & Production ...................................      1.4

Oil & Gas Refining & Marketing .......................................      0.6

Other Diversified Financial Services .................................      3.4

Pharmaceuticals ......................................................      6.9

Property & Casualty Insurance ........................................      1.2

Publishing & Printing ................................................      2.0

Railroads ............................................................      0.4

Real Estate Management & Development .................................      1.6

Regional Banks .......................................................      1.1

Semiconductor Equipment ..............................................      1.7

Semiconductors .......................................................      1.6

Specialized Consumer Services ........................................      0.6

Steel ................................................................      0.8

Tobacco ..............................................................      1.7

Trading Companies & Distributors .....................................      0.2

Wireless Telecommunication Services ..................................      5.1
                                                                          -----
                                                                          100.0%
                                                                          =====

                        See Notes to Financial Statements

Phoenix International Strategies Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                  MAY 31, 2006
                                  (UNAUDITED)

ASSETS
Investment securities at value,
   (Identified cost $73,682,317)                                $    87,340,627
Foreign currency at value
   (Identified cost $321,196)                                           320,489
Cash                                                                      6,973
Receivables
   Investment securities sold                                           421,896
   Dividends                                                            282,653
   Tax reclaims                                                          69,651
   Fund shares sold                                                      32,096
Trustee retainer                                                          3,652
Prepaid expenses                                                         24,081
                                                                ---------------
     Total assets                                                    88,502,118
                                                                ---------------
LIABILITIES
Payables
   Investment securities purchased                                      308,451
   Fund shares repurchased                                              142,514
   Investment advisory fee                                               59,700
   Transfer agent fee                                                    40,172
   Distribution and service fees                                         25,815
   Financial agent fee                                                    8,315
   Other accrued expenses                                                26,366
                                                                ---------------
     Total liabilities                                                  611,333
                                                                ---------------
NET ASSETS                                                      $    87,890,785
                                                                ===============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                $    89,286,018
Undistributed net investment income                                     599,631
Accumulated net realized loss                                       (15,660,575)
Net unrealized appreciation                                          13,665,711
                                                                ---------------
NET ASSETS                                                      $    87,890,785
                                                                ===============

CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $79,054,070)                   6,329,628
Net asset value per share                                       $         12.49
Offering price per share $12.49/(1-5.75%)                       $         13.25

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $6,666,045)                      581,693
Net asset value and offering price per share                    $         11.46

CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $2,170,670)                      190,060
Net asset value and offering price per share                    $         11.42

                             STATEMENT OF OPERATIONS
                          SIX MONTHS ENDED MAY 31, 2006
                                  (UNAUDITED)

INVESTMENT INCOME
Dividends                                                       $     1,436,204
Interest                                                                 21,630
Foreign taxes withheld                                                 (114,502)
                                                                ---------------
     Total investment income                                          1,343,332
                                                                ---------------

EXPENSES
Investment advisory fee                                                 377,806
Service fees, Class A                                                   100,323
Distribution and service fees, Class B                                   33,523
Distribution and service fees, Class C                                    9,661
Financial agent fee                                                      46,423
Transfer agent                                                          103,262
Custodian                                                                23,528
Professional                                                             17,981
Registration                                                             16,483
Printing                                                                 16,410
Trustees                                                                 12,813
Miscellaneous                                                            14,656
                                                                ---------------
     Total expenses                                                     772,869
Less advisory fees waived                                               (44,448)
Custodian fees paid indirectly                                             (408)
                                                                ---------------
     Net expenses                                                       728,013
                                                                ---------------
NET INVESTMENT INCOME (LOSS)                                            615,319
                                                                ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
Net realized gain (loss) on investments                               3,584,796
Net realized gain (loss) on foreign currency transactions                67,137
Net change in unrealized appreciation (depreciation) on
   investments                                                        7,794,600
Net change in unrealized appreciation (depreciation) on
   foreign currency transactions and translation                          9,465
                                                                ---------------
NET GAIN (LOSS) ON INVESTMENTS                                       11,455,998
                                                                ---------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                    $    12,071,317
                                                                ===============

                        See Notes to Financial Statements

Phoenix International Strategies Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                     Six Months
                                                                        Ended           Year Ended
                                                                    May 31, 2006       November 30,
                                                                     (Unaudited)           2005
                                                                   ---------------    ---------------
FROM OPERATIONS
   Net investment income (loss)                                    $       615,319    $       686,467
   Net realized gain (loss)                                              3,651,933         15,314,542
   Net change in unrealized appreciation (depreciation)                  7,804,065         (7,583,713)
                                                                   ---------------    ---------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS          12,071,317          8,417,296
                                                                   ---------------    ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                         (793,352)        (1,135,171)
   Net investment income, Class B                                          (31,998)           (99,292)
   Net investment income, Class C                                           (8,615)           (19,583)
                                                                   ---------------    ---------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS              (833,965)        (1,254,046)
                                                                   ---------------    ---------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (810,339 and 2,383,721 shares,
     respectively)                                                       9,678,461         25,281,189
   Net asset value of shares issued from reinvestment of
     distributions (67,542 and 108,314 shares, respectively)               769,298          1,084,738
   Cost of shares repurchased (1,057,146 and 1,872,210
     shares, respectively)                                             (12,856,060)       (19,332,754)
                                                                   ---------------    ---------------
Total                                                                   (2,408,301)         7,033,173
                                                                   ---------------    ---------------
CLASS B
   Proceeds from sales of shares (109,344 and 173,336 shares,
     respectively)                                                       1,211,516          1,642,764
   Net asset value of shares issued from reinvestment of
     distributions (2,825 and 9,511 shares, respectively)                   29,610             87,855
   Cost of shares repurchased (129,041 and 337,918 shares,
     respectively)                                                      (1,458,947)        (3,197,340)
                                                                   ---------------    ---------------
Total                                                                     (217,821)        (1,466,721)
                                                                   ---------------    ---------------
CLASS C
   Proceeds from sales of shares (45,979 and 56,132 shares,
     respectively)                                                         513,580            541,411
   Net asset value of shares issued from reinvestment of
     distributions (787 and 1,998 shares, respectively)                      8,226             18,407
   Cost of shares repurchased (16,141 and 41,535 shares,
     respectively)                                                        (179,916)          (393,976)
                                                                   ---------------    ---------------
Total                                                                      341,890            165,842
                                                                   ---------------    ---------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS            (2,284,232)         5,732,294
                                                                   ---------------    ---------------
   NET INCREASE (DECREASE) IN NET ASSETS                                 8,953,120         12,895,544

NET ASSETS
   Beginning of period                                                  78,937,665         66,042,121
                                                                   ---------------    ---------------
   END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
     INCOME OF $599,631 AND $818,277, RESPECTIVELY)                $    87,890,785    $    78,937,665
                                                                   ===============    ===============

                        See Notes to Financial Statements

Phoenix International Strategies Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                   CLASS A
                                              ---------------------------------------------------------------------------------
                                              SIX MONTHS ENDED                         YEAR ENDED NOVEMBER 30
                                                MAY 31, 2006      -------------------------------------------------------------
                                                (UNAUDITED)         2005         2004       2003          2002          2001
Net asset value, beginning of period            $    10.96        $   9.84     $  8.21     $  7.11      $   7.92      $   11.39
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                    0.09            0.11        0.11        0.06          0.02          (0.01)
   Net realized and unrealized gain (loss)            1.56            1.21        1.70        1.04         (0.83)         (2.45)
                                                ----------        --------     -------     -------      --------      ---------
     TOTAL FROM INVESTMENT OPERATIONS                 1.65            1.32        1.81        1.10         (0.81)         (2.46)
                                                ----------        --------     -------     -------      --------      ---------
LESS DISTRIBUTIONS
   Dividends from net investment income              (0.12)          (0.20)      (0.18)         --            --             --
   Distributions from net realized gains                --              --          --          --            --          (1.01)
                                                ----------        --------     -------     -------      --------      ---------
     TOTAL DISTRIBUTIONS                             (0.12)          (0.20)      (0.18)         --            --          (1.01)
                                                ----------        --------     -------     -------      --------      ---------
Change in net asset value                             1.53            1.12        1.63        1.10         (0.81)         (3.47)
                                                ----------        --------     -------     -------      --------      ---------
NET ASSET VALUE, END OF PERIOD                  $    12.49        $  10.96     $  9.84        8.21      $   7.11      $    7.92
                                                ==========        ========     =======     =======      ========      =========
Total return(1)                                      15.18%(4)       13.61%      22.36%      15.47%       (10.23)%       (23.67)%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)        $   79,054        $ 71,335     $57,946     $51,664      $ 52,234      $  73,833
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                             1.57%(3)        1.79%       1.83%       2.02%         1.90%          1.81%
   Gross operating expenses                           1.67%(3)        1.89%       1.83%       2.02%         1.90%          1.81%
   Net investment income (loss)                       1.45%(3)        1.06%       1.23%       0.90%         0.19%         (0.10)%
Portfolio turnover                                      44%(4)         142%         50%         38%           33%            76%

                                                                                   CLASS B
                                              ---------------------------------------------------------------------------------
                                              SIX MONTHS ENDED                         YEAR ENDED NOVEMBER 30
                                                MAY 31, 2006      -------------------------------------------------------------
                                                (UNAUDITED)         2005        2004        2003          2002           2001
Net asset value, beginning of period            $    10.04        $   9.04     $  7.56     $  6.60      $   7.40      $   10.78
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                    0.04            0.04        0.04        0.01         (0.04)         (0.08)
   Net realized and unrealized gain (loss)            1.43            1.10        1.57        0.95         (0.76)         (2.29)
                                                ----------        --------     -------     -------      --------      ---------
     TOTAL FROM INVESTMENT OPERATIONS                 1.47            1.14        1.61        0.96         (0.80)         (2.37)
                                                ----------        --------     -------     -------      --------      ---------
LESS DISTRIBUTIONS
   Dividends from net investment income              (0.05)          (0.14)      (0.13)         --            --             --
   Distributions from net realized gains                --              --          --          --            --          (1.01)
                                                ----------        --------     -------     -------      --------      ---------
     TOTAL DISTRIBUTIONS                             (0.05)          (0.14)      (0.13)         --            --          (1.01)
                                                ----------        --------     -------     -------      --------      ---------
Change in net asset value                             1.42            1.00        1.48        0.96         (0.80)         (3.38)
                                                ----------        --------     -------     -------      --------      ---------
NET ASSET VALUE, END OF PERIOD                  $    11.46        $  10.04     $  9.04     $  7.56      $   6.60      $    7.40
                                                ==========        ========     =======     =======      ========      =========
Total return(1)                                      14.72%(4)       12.74%      21.52%      14.55%       (10.81)%       (24.24)%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)        $    6,666        $  6,008     $ 6,809     $ 7,377      $  8,562      $  12,047
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                             2.32%(3)        2.55%       2.58%       2.78%         2.65%          2.56%
   Gross operating expenses                           2.42%(3)        2.63%       2.58%       2.78%         2.65%          2.56%
   Net investment income (loss)                       0.69%(3)        0.43%       0.45%       0.14%        (0.56)%        (0.85)%
Portfolio turnover                                      44%(4)         142%         50%         38%           33%            76%

(1)   Sales charges are not reflected in the total return calculation.

(2)   Computed using average shares outstanding.

(3)   Annualized.

(4)   Not annualized.


                        See Notes to Financial Statements

Phoenix International Strategies Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                   CLASS C
                                              ---------------------------------------------------------------------------------
                                              SIX MONTHS ENDED                         YEAR ENDED NOVEMBER 30
                                                MAY 31, 2006      -------------------------------------------------------------
                                                (UNAUDITED)         2005         2004        2003         2002          2001
Net asset value, beginning of period            $    10.00        $   9.01     $  7.54     $  6.56      $   7.37      $   10.74
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                    0.05            0.04        0.04        0.01         (0.04)         (0.07)
   Net realized and unrealized gain (loss)            1.42            1.09        1.56        0.97         (0.77)         (2.29)
                                                ----------        --------     -------     -------      --------      ---------
     TOTAL FROM INVESTMENT OPERATIONS                 1.47            1.13        1.60        0.98         (0.81)         (2.36)
                                                ----------        --------     -------     -------      --------      ---------
LESS DISTRIBUTIONS
   Dividends from net investment income              (0.05)          (0.14)      (0.13)         --            --             --
   Distributions from net realized gains                --              --          --          --            --          (1.01)
                                                ----------        --------     -------     -------      --------      ---------
     TOTAL DISTRIBUTIONS                             (0.05)          (0.14)      (0.13)         --            --          (1.01)
                                                ----------        --------     -------     -------      --------      ---------
Change in net asset value                             1.42            0.99        1.47        0.98         (0.81)         (3.37)
                                                ----------        --------     -------     -------      --------      ---------
NET ASSET VALUE, END OF PERIOD                  $    11.42        $  10.00     $  9.01     $  7.54      $   6.56      $    7.37
                                                ==========        ========     =======     =======      ========      =========
Total return(1)                                      14.78%(4)       12.67%      21.45%      14.94%       (10.99)%       (24.23)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)        $    2,171        $  1,595     $ 1,286     $ 1,029      $  1,017      $   1,446

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                             2.30%(3)        2.55%       2.58%       2.78%         2.65%          2.56%
   Gross operating expenses                           2.40%(3)        2.64%       2.58%       2.78%         2.65%          2.56%
   Net investment income (loss)                       0.90%(3)        0.39%       0.48%       0.14%        (0.56)%        (0.81)%
Portfolio turnover                                      44%(4)         142%         50%         38%           33%            76%

(1)   Sales charges are not reflected in the total return calculation.

(2)   Computed using average shares outstanding.

(3)   Annualized.

(4)   Not annualized.

                        See Notes to Financial Statements

PHOENIX REAL ESTATE SECURITIES FUND

ABOUT YOUR FUND'S EXPENSES (UNAUDITED)

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Real Estate Securities Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

      Real Estate             Beginning          Ending       Expenses Paid
    Securities Fund         Account Value     Account Value      During
        Class A           November 30, 2005   May 31, 2006       Period*
-----------------------   -----------------   -------------   -------------
Actual                        $1,000.00         $1,098.40         $6.80

Hypothetical (5% return
   before expenses)            1,000.00          1,018.37          6.56

* EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 1.30%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (182) EXPENSES WERE ACCRUED IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      Real Estate             Beginning          Ending       Expenses Paid
    Securities Fund         Account Value     Account Value      During
        Class B           November 30, 2005   May 31, 2006       Period*
-----------------------   -----------------   -------------   -------------
Actual                        $1,000.00         $1,094.00        $10.65

Hypothetical (5% return
   before expenses)            1,000.00          1,014.63         10.30

* EXPENSES ARE EQUAL TO THE FUND'S CLASS B ANNUALIZED EXPENSE RATIO OF 2.04%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (182) EXPENSES WERE ACCRUED IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      Real Estate             Beginning          Ending       Expenses Paid
    Securities Fund         Account Value     Account Value      During
        Class C           November 30, 2005   May 31, 2006       Period*
-----------------------   -----------------   -------------   -------------
Actual                        $1,000.00         $1,094.20        $10.70

Hypothetical (5% return
   before expenses)            1,000.00          1,014.59         10.34

* EXPENSES ARE EQUAL TO THE FUND'S CLASS C ANNUALIZED EXPENSE RATIO OF 2.05%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (182) EXPENSES WERE ACCRUED IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      YOU CAN FIND MORE INFORMATION ABOUT THE FUND'S EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS REFER TO THE PROSPECTUS.

Phoenix Real Estate Securities Fund

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)                                            5/31/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Apartments                                      20%
Office                                          20
Regional Malls                                  15
Lodging/Resorts                                 12
Shopping Centers                                11
Industrial                                       7
Self-Storage                                     6
Other                                            9

                            SCHEDULE OF INVESTMENTS
                                  MAY 31, 2006
                                  (UNAUDITED)

                                                        SHARES            VALUE
                                                      -----------     --------------
DOMESTIC COMMON STOCKS--98.6%

REAL ESTATE INVESTMENT TRUSTS--98.6%

DIVERSIFIED--4.4%
Vornado Realty Trust ...............................      499,633     $   44,912,010

HEALTH CARE--1.8%
Ventas, Inc. .......................................      551,204         17,881,058

INDUSTRIAL/OFFICE--29.3%

INDUSTRIAL--7.4%
AMB Property Corp. .................................      416,281         20,576,770
ProLogis ...........................................    1,110,147         54,896,769
                                                                      --------------
                                                                          75,473,539
                                                                      --------------
MIXED--2.0%
Digital Realty Trust, Inc. .........................      618,766         15,531,027
PS Business Parks, Inc. ............................       79,708          4,236,480
                                                                      --------------
                                                                          19,767,507
                                                                      --------------
OFFICE--19.9%
Alexandria Real Estate Equities, Inc. ..............      300,106         25,196,900
Boston Properties, Inc. ............................      495,917         41,979,374
Corporate Office Properties Trust ..................      874,347         34,536,706
Kilroy Realty Corp. ................................      360,915         23,939,492
Reckson Associates Realty Corp. ....................      702,825         27,016,593
SL Green Realty Corp. ..............................      499,506         49,555,990
                                                                      --------------
                                                                         202,225,055
                                                                      --------------
------------------------------------------------------------------------------------
TOTAL INDUSTRIAL/OFFICE                                                  297,466,101
------------------------------------------------------------------------------------

                                                        SHARES            VALUE
                                                      -----------     --------------
LODGING/RESORTS--11.5%
DiamondRock Hospitality Co. ........................      460,836     $    6,990,882
Host Hotels & Resorts, Inc. ........................    2,642,371         53,032,377
LaSalle Hotel Properties ...........................      413,063         17,154,506
Strategic Hotel & Resorts, Inc. ....................      761,126         15,618,306
Sunstone Hotel Investors, Inc. .....................      870,548         24,114,180
------------------------------------------------------------------------------------
TOTAL LODGING/RESORTS                                                    116,910,251
------------------------------------------------------------------------------------

RESIDENTIAL--20.5%

APARTMENTS--20.5%
Apartment Investment & Management Co.
Class A ............................................      140,774          6,088,476

Archstone-Smith Trust ..............................      802,216         38,787,144
AvalonBay Communities, Inc. ........................      306,690         32,601,147
Camden Property Trust ..............................      306,548         21,887,527
Equity Residential .................................    1,203,700         53,083,170
Essex Property Trust, Inc. .........................      312,921         33,326,086
United Dominion Realty Trust, Inc. .................      814,694         22,004,885
------------------------------------------------------------------------------------
TOTAL RESIDENTIAL                                                        207,778,435
------------------------------------------------------------------------------------

RETAIL--25.2%

REGIONAL MALLS--14.7%
General Growth Properties, Inc. ....................      934,295         40,884,749
Macerich Co. (The) .................................      492,394         33,930,871
Simon Property Group, Inc. .........................      938,554         74,737,055
                                                                      --------------
                                                                         149,552,675
                                                                      --------------
SHOPPING CENTERS--10.5%
Developers Diversified Realty Corp. ................      715,464         36,595,983
Kimco Realty Corp. .................................      957,279         34,318,452

                       See Notes to Financial Statements

Phoenix Real Estate Securities Fund

                                                        SHARES            VALUE
                                                      -----------     --------------
SHOPPING CENTERS--CONTINUED

Pan Pacific Retail Properties, Inc. ................      262,111     $   17,370,096
Regency Centers Corp. ..............................      302,126         18,613,983
                                                                      --------------
                                                                         106,898,514
                                                                      --------------
------------------------------------------------------------------------------------
TOTAL RETAIL                                                             256,451,189
------------------------------------------------------------------------------------

SELF STORAGE--5.9%
Extra Space Storage, Inc. ..........................    1,114,782         16,933,539
Public Storage, Inc. ...............................      599,900         43,000,832
------------------------------------------------------------------------------------
                                                                          59,934,371
------------------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--98.6%
(IDENTIFIED COST $721,831,800)                                         1,001,333,415
------------------------------------------------------------------------------------

                                                          PAR
                                                         VALUE
                                                         (000)
                                                      -----------
SHORT-TERM INVESTMENTS(b)--1.3%

COMMERCIAL PAPER--1.3%
CAFCO LLC 5.05%, 6/1/06 ............................  $     4,000          4,000,000
Sysco Corp. 5%, 6/14/06 ............................        2,130          2,126,154
George Street Finance LLC 5.04%, 6/28/06 ...........        1,500          1,494,330
Govco, Inc. 5.01%, 6/28/06 .........................          835            831,862
General Electric Capital Corp. 4.87%, 6/29/06 ......        3,500          3,486,917

International Lease Finance Corp.
5.06%, 9/13/06 .....................................        1,223          1,204,829
------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $13,144,212)                                             13,144,092
------------------------------------------------------------------------------------

TOTAL INVESTMENTS--99.9%
(IDENTIFIED COST $734,976,012)                                         1,014,477,507(a)

Other assets and liabilities, net--0.1%                                      783,173
                                                                      --------------
NET ASSETS--100.0%                                                    $1,015,260,680
                                                                      ==============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $278,392,458 and gross depreciation of $158,781 for federal income tax purposes. At May 31, 2006, the aggregate cost of securities for federal income tax purposes was $736,243,830.

(b)   The rate shown is the discount rate.

                        See Notes to Financial Statements

Phoenix Real Estate Securities Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                  MAY 31, 2006
                                   (UNAUDITED)

ASSETS
Investment securities at value
   (Identified cost $734,976,012)                              $  1,014,477,507
Cash                                                                      4,983
Receivables
   Fund shares sold                                                   5,063,624
   Dividends                                                            903,192
Prepaid expenses                                                         74,015
                                                               ----------------
     Total assets                                                 1,020,523,321
                                                               ----------------
LIABILITIES
Payables
   Fund shares repurchased                                            2,826,628
   Investment securities purchased                                    1,024,950
   Investment advisory fee                                              602,459
   Distribution and service fees                                        305,947
   Transfer agent fee                                                   289,802
   Financial agent fee                                                   66,217
   Trustees' fee                                                         22,930
   Other accrued expenses                                               123,708
                                                               ----------------
     Total liabilities                                                5,262,641
                                                               ----------------
NET ASSETS                                                     $  1,015,260,680
                                                               ================
Net Assets Consist of:
Capital paid in on shares of beneficial interest               $    711,519,595
Undistributed net investment income                                   5,907,753
Accumulated net realized gain                                        18,331,837
Net unrealized appreciation                                         279,501,495
                                                               ----------------
NET ASSETS                                                     $  1,015,260,680
                                                               ================

CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $877,628,936)                 29,276,352
Net asset value per share                                      $          29.98
Offering price per share $29.98/(1-5.75%)                      $          31.81

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $59,341,987)                   2,001,651
Net asset value and offering price per share                   $          29.65

CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $78,289,757)                   2,615,175
Net asset value and offering price per share                   $          29.94

                             STATEMENT OF OPERATIONS
                          SIX MONTHS ENDED MAY 31, 2006
                                   (UNAUDITED)

INVESTMENT INCOME
Dividends                                                      $     17,629,876
Interest                                                                743,622
                                                               ----------------
     Total investment income                                         18,373,498
                                                               ----------------
EXPENSES
Investment advisory fee                                               3,634,587
Service fees, Class A                                                 1,041,677
Distribution and service fees, Class B                                  308,963
Distribution and service fees, Class C                                  375,373
Financial agent fee                                                     298,603
Transfer agent                                                          837,485
Printing                                                                193,713
Custodian                                                                42,033
Trustees                                                                 39,396
Registration                                                             30,458
Professional                                                             18,632
Miscellaneous                                                            42,457
                                                               ----------------
     Total expenses                                                   6,863,377
Less expenses reimbursed by investment adviser                          (47,774)
Custodian fees paid indirectly                                             (816)
                                                               ----------------
     Net expenses                                                     6,814,787
                                                               ----------------
NET INVESTMENT INCOME (LOSS)                                         11,558,711
                                                               ----------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
Net realized gain (loss) on investments                              18,502,893
Net change in unrealized appreciation (depreciation) on
   investments                                                       52,968,710
                                                               ----------------
NET GAIN (LOSS) ON INVESTMENTS                                       71,471,603
                                                               ----------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                   $     83,030,314
                                                               ================

                       See Notes to Financial Statements

Phoenix Real Estate Securities Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                   Six Months
                                                                                      Ended           Year Ended
                                                                                  May 31, 2006       November 30,
                                                                                   (Unaudited)           2005
                                                                                 ---------------    ---------------
FROM OPERATIONS
   Net investment income (loss)                                                  $    11,558,711    $    11,719,305
   Net realized gain (loss)                                                           18,502,893         19,166,860
   Net change in unrealized appreciation (depreciation)                               52,968,710         99,738,773
                                                                                 ---------------    ---------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                        83,030,314        130,624,938
                                                                                 ---------------    ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                     (6,870,051)        (9,881,106)
   Net investment income, Class B                                                       (309,563)          (506,822)
   Net investment income, Class C                                                       (359,139)          (438,911)
   Net realized short-term gains, Class A                                               (446,101)        (2,379,413)
   Net realized short-term gains, Class B                                                (36,021)          (260,944)
   Net realized short-term gains, Class C                                                (41,021)          (182,948)
   Net realized long-term gains, Class A                                             (15,980,900)       (27,309,066)
   Net realized long-term gains, Class B                                              (1,290,391)        (2,994,920)
   Net realized long-term gains, Class C                                              (1,469,532)        (2,099,729)
                                                                                 ---------------    ---------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                         (26,802,719)       (46,053,859)
                                                                                 ---------------    ---------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (7,281,843 and 15,369,429 shares, respectively)     219,629,355        390,796,357
   Net asset value of shares issued from reinvestment of distributions
     (692,238 and 1,262,818 shares, respectively)                                     19,516,421         31,804,672
   Cost of shares repurchased (4,902,149 and 10,499,223 shares, respectively)       (147,193,554)      (268,156,590)
                                                                                 ---------------    ---------------
Total                                                                                 91,952,222        154,444,439
                                                                                 ---------------    ---------------
CLASS B
   Proceeds from sales of shares (138,672 and 456,111 shares, respectively)            4,090,438         11,391,586
   Net asset value of shares issued from reinvestment of distributions
     (43,068 and 105,122 shares, respectively)                                         1,192,488          2,620,787
   Cost of shares repurchased (299,613 and 734,022 shares, respectively)              (8,895,805)       (18,433,009)
                                                                                 ---------------    ---------------
Total                                                                                 (3,612,879)        (4,420,636)
                                                                                 ---------------    ---------------
CLASS C
   Proceeds from sales of shares (495,243 and 1,186,746 shares, respectively)         14,911,774         30,052,784
   Net asset value of shares issued from reinvestment of distributions
     (51,135 and 80,193 shares, respectively)                                          1,430,432          2,019,144
   Cost of shares repurchased (340,926 and 367,148 shares, respectively)             (10,198,387)        (9,420,158)
                                                                                 ---------------    ---------------
Total                                                                                  6,143,819         22,651,770
                                                                                 ---------------    ---------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                          94,483,162        172,675,573
                                                                                 ---------------    ---------------
   NET INCREASE (DECREASE) IN NET ASSETS                                             150,710,757        257,246,652
NET ASSETS
   Beginning of period                                                               864,549,923        607,303,271
                                                                                 ---------------    ---------------
   END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
     OF $5,907,753 AND $1,887,795, RESPECTIVELY)                                 $ 1,015,260,680    $   864,549,923
                                                                                 ===============    ===============

                        See Notes to Financial Statements

Phoenix Real Estate Securities Fund


                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                  CLASS A
                                           ------------------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED                                YEAR ENDED NOVEMBER 30
                                           MAY 31, 2006       -----------------------------------------------------------------
                                           (UNAUDITED)          2005          2004          2003          2002          2001
Net asset value, beginning of period         $   28.15        $   25.46     $   20.09     $   15.59     $   15.23     $   14.42
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                0.37             0.43          0.44          0.62          0.69          0.58
   Net realized and unrealized gain (loss)        2.34             4.08          5.60          4.62          1.04          0.81
                                             ---------        ---------     ---------     ---------     ---------     ---------
     TOTAL FROM INVESTMENT OPERATIONS             2.71             4.51          6.04          5.24          1.73          1.39
                                             ---------        ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS
   Dividends from net investment income          (0.25)           (0.42)        (0.50)        (0.62)        (0.68)        (0.58)
   Distributions from net realized gains         (0.63)           (1.40)        (0.17)        (0.12)        (0.69)           --
                                             ---------        ---------     ---------     ---------     ---------     ---------
     TOTAL DISTRIBUTIONS                         (0.88)           (1.82)        (0.67)        (0.74)        (1.37)        (0.58)
                                             ---------        ---------     ---------     ---------     ---------     ---------
Change in net asset value                         1.83             2.69          5.37          4.50          0.36          0.81
                                             ---------        ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD               $   29.98        $   28.15     $   25.46     $   20.09     $   15.59     $   15.23
                                             =========        =========     =========     =========     =========     =========
Total return(1)                                   9.84%(4)        18.67%        30.68%        34.81%        12.05%         9.85%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)     $ 877,629        $ 737,744     $ 511,107     $ 260,615     $  51,440     $  22,108

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                         1.30%(3)         1.30%         1.28%         1.30%         1.30%         1.30%
   Gross operating expenses                       1.31%(3)         1.30%         1.28%         1.34%         1.61%         1.76%
   Net investment income                          2.49%(3)         1.68%         1.98%         3.52%         4.48%         3.97%
Portfolio turnover                                  11%(4)           22%           28%           16%           14%           39%

                                                                                  CLASS B
                                            -----------------------------------------------------------------------------------
                                             SIX MONTHS
                                               ENDED                               YEAR ENDED NOVEMBER 30
                                            MAY 31, 2006      -----------------------------------------------------------------
                                            (UNAUDITED)         2005          2004           2003          2002          2001
Net asset value, beginning of period         $   27.86        $   25.21     $   19.91     $   15.46     $   15.11     $   14.29
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                0.26             0.23          0.27          0.48          0.57          0.48
   Net realized and unrealized gain (loss)        2.31             4.05          5.54          4.59          1.03          0.80
                                             ---------        ---------     ---------     ---------     ---------     ---------
     TOTAL FROM INVESTMENT OPERATIONS             2.57             4.28          5.81          5.07          1.60          1.28
                                             ---------        ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS
   Dividends from net investment income          (0.15)           (0.23)        (0.34)        (0.50)        (0.56)        (0.46)
   Distributions from net realized gains         (0.63)           (1.40)        (0.17)        (0.12)        (0.69)           --
                                             ---------        ---------     ---------     ---------     ---------     ---------
     TOTAL DISTRIBUTIONS                         (0.78)           (1.63)        (0.51)        (0.62)        (1.25)        (0.46)
                                             ---------        ---------     ---------     ---------     ---------     ---------
Change in net asset value                         1.79             2.65          5.30          4.45          0.35          0.82
                                             ---------        ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD               $   29.65        $   27.86     $   25.21     $   19.91     $   15.46     $   15.11
                                             =========        =========     =========     =========     =========     =========
Total return(1)                                   9.40%(4)        17.81%        29.74%        33.76%        11.23%         9.09%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)     $  59,342        $  59,042     $  57,797     $  39,299     $  17,984     $  12,565

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                         2.04%(3)         2.05%         2.03%         2.05%         2.05%         2.05%
   Gross operating expenses                       2.05%(3)         2.05%         2.03%         2.09%         2.37%         2.52%
   Net investment income                          1.76%(3)         0.93%         1.25%         2.79%         3.70%         3.25%
Portfolio turnover                                  11%(4)           22%           28%           16%           14%           39%

(1)   Sales charges are not reflected in the total return calculation.

(2)   Computed using average shares outstanding.

(3)   Annualized.

(4)   Not annualized.

                       See Notes to Financial Statements

Phoenix Real Estate Securities Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                       CLASS C
                                           ---------------------------------------------------------------
                                            SIX MONTHS                                          FROM
                                               ENDED         YEAR ENDED NOVEMBER 30          INCEPTION
                                           MAY 31, 2006    --------------------------    JULY 25, 2003 TO
                                            (UNAUDITED)         2005          2004       NOVEMBER 30, 2003
Net asset value, beginning of period         $   28.12        $   25.43     $   20.07       $   17.90
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                0.26             0.25          0.26            0.19
   Net realized and unrealized gain (loss)        2.34             4.07          5.61            2.13
                                             ---------        ---------     ---------       ---------
       TOTAL FROM INVESTMENT OPERATIONS           2.60             4.32          5.87            2.32
                                             ---------        ---------     ---------       ---------
LESS DISTRIBUTIONS
   Dividends from net investment income          (0.15)           (0.23)        (0.34)          (0.15)
   Distributions from net realized gains         (0.63)           (1.40)        (0.17)             --
                                             ---------        ---------     ---------       ---------
       TOTAL DISTRIBUTIONS                       (0.78)           (1.63)        (0.51)          (0.15)
                                             ---------        ---------     ---------       ---------
Change in net asset value                         1.82             2.69          5.36            2.17
                                             ---------        ---------     ---------       ---------
NET ASSET VALUE, END OF PERIOD               $   29.94        $   28.12     $   25.43       $   20.07
                                             =========        =========     =========       =========
Total return(1)                                   9.42%(4)        17.80%        29.78%          13.03%(4)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)     $  78,290        $  67,764     $  38,399       $   4,785

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                         2.05%(3)         2.05%         2.03%           2.05%(3)
   Gross operating expenses                       2.06%(3)         2.05%         2.03%           2.07%(3)
   Net investment income                          1.74%(3)         0.97%         1.17%           2.88%(3)
Portfolio turnover                                  11%(4)           22%           28%             16%(4)

(1)   Sales charges are not reflected in the total return calculation.

(2)   Computed using average shares outstanding.

(3)   Annualized.

(4)   Not annualized.

                       See Notes to Financial Statements

PHOENIX TAX-EXEMPT BOND FUND

ABOUT YOUR FUND'S EXPENSES (UNAUDITED)

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Tax-Exempt Bond Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

ACTUAL EXPENSES

      The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                                   Ending
      Tax-Exempt               Beginning           Account      Expenses Paid
       Bond Fund             Account Value          Value          During
        Class A            November 30, 2005    May 31, 2006       Period*
-----------------------    ------------------   -------------   -------------
Actual                         $1,000.00        $1,010.70           $4.64

Hypothetical (5% return
     before expenses)           1,000.00         1,020.26            4.67

* EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 0.93%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (182) EXPENSES WERE ACCRUED IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

                                                   Ending
      Tax-Exempt               Beginning           Account      Expenses Paid
       Bond Fund             Account Value          Value          During
        Class B            November 30, 2005    May 31, 2006       Period*
-----------------------    ------------------   -------------   -------------
Actual                         $1,000.00          $1,006.90         $8.41

Hypothetical (5% return
     before expenses)           1,000.00           1,016.45          8.48

* EXPENSES ARE EQUAL TO THE FUND'S CLASS B ANNUALIZED EXPENSE RATIO OF 1.68%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (182) EXPENSES WERE ACCRUED IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      YOU CAN FIND MORE INFORMATION ABOUT THE FUND'S EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS REFER TO THE PROSPECTUS.

Phoenix Tax-Exempt Bond Fund

--------------------------------------------------------------------------------
STATE WEIGHTINGS (UNAUDITED)                                             5/31/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

California                   17%
Texas                        15
Louisiana                     7
New Jersey                    6
Virginia                      6
Kentucky                      6
Wisconsin                     6
Other                        37

                            SCHEDULE OF INVESTMENTS
                                  MAY 31, 2006
                                   (UNAUDITED)

                                                          PAR
                                                         VALUE
                                                         (000)            VALUE
                                                      -----------     --------------
MUNICIPAL BONDS(d)--97.1%

ALABAMA--2.2%
Birmingham Capital Improvement Series A
5.50%, 8/1/25 ......................................  $     1,000     $    1,063,350

ARIZONA--1.0%
Chandler Industrial Development Authority
4.375%, 12/1/35 ....................................          500            505,380

ARKANSAS--0.3%
Drew County Public Facilities Board Single
Family Mortgage Series A-2 7.90%, 8/1/11
(FNMA Collateralized) ..............................           39             38,969

Jacksonville Residential Housing Facilities Board
Single Family Mortgage Series A-2 7.90%, 1/1/11
(FNMA Collateralized) ..............................           40             40,479

Lonoke County Residential Housing Facilities
Board Single Family Mortgage Series A-2
7.90%, 4/1/11 (FNMA Collateralized) ................           53             54,100

Stuttgart Public Facilities Board Single Family
Mortgage Series A-2 7.90%, 9/1/11
(FNMA Collateralized) ..............................           18             17,650
                                                                      --------------
                                                                             151,198
                                                                      --------------

CALIFORNIA--17.4%
California State 5%, 2/1/20 ........................          750            776,475

Los Angeles Unified School District Election of
1997 Series E 5.125%, 1/1/27 (MBIA Insured) ........        1,120          1,168,888

                                                          PAR
                                                         VALUE
                                                         (000)            VALUE
                                                      -----------     --------------
CALIFORNIA--CONTINUED)
Riverside County Single Family Issue B
8.625%, 5/1/16 (GNMA Collateralized)(c) ............  $     4,300     $    5,820,308

South Gate Utility Authority 0%, 10/1/19
(FGIC Insured) .....................................        1,385            744,908
                                                                      --------------
                                                                           8,510,579
                                                                      --------------

CONNECTICUT--3.8%
Connecticut State Health & Educational Facilities
Authority Series C 5%, 7/1/25 (Radian Insured) .....          325            331,640

Mashantucket Western Pequot Tribe
Series A 144A 6.50%, 9/1/06(b)(c) ..................          495            498,267

Mashantucket Western Pequot Tribe
Series B 144A 5.60%, 9/1/09(b) .....................        1,000          1,039,610
                                                                      --------------
                                                                           1,869,517
                                                                      --------------

DELAWARE--1.0%
Wilmington Parking Authority 4.375%, 3/15/35
(MBIA Insured) .....................................          500            477,510

FLORIDA--4.6%
Brevard County Health Facilities Authority
5%, 4/1/34 .........................................          500            504,215

Dade County Series CC 7.125%, 10/1/12
(AMBAC Insured) ....................................        1,490          1,754,103
                                                                      --------------
                                                                           2,258,318
                                                                      --------------

                       See Notes to Financial Statements

Phoenix Tax-Exempt Bond Fund

                                                          PAR
                                                         VALUE
                                                         (000)            VALUE
                                                      -----------     --------------
GEORGIA--4.3%
Cartersville Development Authority
5.625%, 5/1/09 .....................................  $     2,000     $    2,088,240

ILLINOIS--5.6%
Chicago Board of Education Certificate of
Participation Series A 6%, 1/1/20 (MBIA Insured) ...          500            574,995

Illinois Finance Authority Series A 5%,
7/1/23 (XLCA Insured) ..............................          500            516,405

Illinois Health Facilities Authority Series C
7%, 4/1/08 (FSA Insured) ...........................          585            606,329

Metropolitan Pier & Exposition Authority
6.50%, 6/15/07 (FGIC Insured)(c) ...................           30             30,501

Metropolitan Pier & Exposition Authority
Series A 5.50%, 6/15/27 ............................        1,000          1,001,530
                                                                      --------------
                                                                           2,729,760
                                                                      --------------

KENTUCKY--5.8%
Kentucky State Turnpike Authority 0%, 1/1/10
(FGIC Insured) .....................................        3,300          2,856,645

LOUISIANA--7.5%
Louisiana Local Government Environmental
Facilities & Community Development Authority
5.25%, 12/1/18 (AMBAC Insured) .....................        2,500          2,640,875

Orleans Parish Parishwide School District
Series B 5.50%, 9/1/20 (FGIC Insured) ..............        1,000          1,027,600
                                                                      --------------
                                                                           3,668,475
                                                                      --------------

MICHIGAN--1.5%
Coldwater Community Schools 5.625%, 5/1/15
Prerefunded 5/1/11 @100 (Q-SBLF Guaranteed) ........          700            759,262

NEW JERSEY--6.1%
Camden County Municipal Utilities Authority
Series B 0%, 9/1/11 (FGIC Insured) .................        3,000          2,426,640

New Jersey State Transportation Trust Fund
Authority Series A 5.25%, 12/15/22 .................          500            538,530
                                                                      --------------
                                                                           2,965,170
                                                                      --------------

NEW YORK--0.4%
Long Island Power Authority Series B
5%, 12/1/35 ........................................          200            204,738

                                                          PAR
                                                         VALUE
                                                         (000)            VALUE
                                                      -----------     --------------
NORTH CAROLINA--3.0%
North Carolina Municipal Power Agency No. 1
Catawba Electric 6%, 1/1/09 (AMBAC Insured) ........  $     1,385     $    1,461,383

PENNSYLVANIA--1.3%
Delaware County Authority Series A
5%, 6/1/21 (Radian Insured) ........................          625            643,231

TENNESSEE--3.5%
Metropolitan Government Nashville & Davidson
County Health & Educational Facilities Board
6%, 12/1/16 (AMBAC Insured) ........................        1,500          1,700,745

TEXAS--15.2%
Alvin Independent School District
4.50%, 2/15/26 (PSF Guaranteed) ....................          500            486,590

Canyon Independent School District Series A
5.375%, 2/15/24 (PSF Guaranteed) ...................        1,170          1,248,016

Killeen 4.70%, 8/1/24 (MBIA Insured) ...............          340            340,734

Northwest Independent School District
5%, 8/15/28 (PSF Guaranteed) .......................        1,225          1,257,132

San Antonio Electric & Gas 5%, 2/1/12(c) ...........           15             15,908

Texas State Public Finance Authority
6.25%, 8/1/09 (MBIA Insured) .......................        1,030          1,065,277

United Independent School District
4.50%, 8/15/30 (PSF Guaranteed) ....................        1,000            964,210

University of Texas Permanent University Fund
Series B 5%, 7/1/26 ................................        1,000          1,036,920

Williamson County 5.25%, 2/15/25 (FSA Insured) .....        1,000          1,050,560
                                                                      --------------
                                                                           7,465,347
                                                                      --------------

VIRGINIA--5.9%
Pittsylvania County Industrial Development
Authority Series A 7.45%, 1/1/09 ...................          700            708,617

Upper Occoquan Sewage Authority Series A
5.15%, 7/1/20 (MBIA Insured) .......................        2,000          2,184,660
                                                                      --------------
                                                                           2,893,277
                                                                      --------------
WEST VIRGINIA--1.0%
Monongalia County Building Commission
Series A 5%, 7/1/30 ................................          500            495,830

                       See Notes to Financial Statements

Phoenix Tax-Exempt Bond Fund

                                                          PAR
                                                         VALUE
                                                         (000)            VALUE
                                                      -----------     --------------
WISCONSIN--5.8%
Wisconsin State Clean Water Series 1
6.875%, 6/1/11 .....................................  $       750     $      829,582

Wisconsin State Health and Educational
Facilities Authority Howard Young 5%, 8/15/18
(Radian Insured) ...................................        2,000          2,023,220
                                                                      --------------
                                                                           2,852,802
                                                                      --------------

------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $45,208,154)                                             47,620,757
------------------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--97.2%
(IDENTIFIED COST $45,208,154)                                             47,620,757
------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--3.9%

COMMERCIAL PAPER(e)--3.9%
UBS Finance Delaware LLC 5.05%, 6/1/06 .............        1,890          1,890,000
------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $1,890,000)                                               1,890,000
------------------------------------------------------------------------------------

TOTAL INVESTMENTS--101.0%
(IDENTIFIED COST $47,098,154)                                             49,510,757(a)
Other assets and liabilities, net--(1.0)%
                                                                            (497,729)
                                                                      --------------
NET ASSETS--100.0%                                                    $   49,013,028
                                                                      ==============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $2,576,748 and gross depreciation of $142,933 for federal income tax purposes. At May 31, 2006, the aggregate cost of securities for federal income tax purposes was $47,076,942.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2006, these securities amounted to a value of $1,537,877 or 3.1% of net assets.

(c)   Escrowed to maturity.

(d) At May 31, 2006, 74% of the securities in the portfolio are backed by insurance of financial institutions and financial guaranty assurance agencies. Insurers with a concentration greater than 10% of net assets are as follows: AMBAC 15.4%, FGIC 14.5%, GNMA 11.9% and MBIA 11.9%.

(e)   The rate shown is the discount rate.

                       See Notes to Financial Statements

Phoenix Tax-Exempt Bond Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                  MAY 31, 2006
                                   (UNAUDITED)

ASSETS
Investment securities at value
   (Identified cost $47,098,154)                                 $   49,510,757
Cash                                                                      1,874
Receivables
   Interest                                                             640,941
   Fund shares sold                                                       3,534
Trustee retainer                                                          4,768
Prepaid expenses                                                         14,292
                                                                 --------------
     Total assets                                                    50,176,166
                                                                 --------------

LIABILITIES
Payables
   Investment securities purchased                                      878,629
   Fund shares repurchased                                              139,757
   Dividend distributions                                                77,401
   Transfer agent fee                                                    13,132
   Distribution and service fees                                         11,141
   Investment advisory fee                                                7,668
   Financial agent fee                                                    5,068
   Other accrued expenses                                                30,342
                                                                 --------------
     Total liabilities                                                1,163,138
                                                                 --------------
NET ASSETS                                                       $   49,013,028
                                                                 ==============

NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                 $   46,423,581
Undistributed net investment income                                      61,173
Accumulated net realized gain                                           115,671
Net unrealized appreciation                                           2,412,603
                                                                 --------------
NET ASSETS                                                       $   49,013,028
                                                                 ==============

CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $ 47,988,658)                  4,558,471
Net asset value per share                                        $        10.53
Offering price per share $10.53/(1-4.75%)                        $        11.06

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $ 1,024,370)                      96,677
Net asset value and offering price per share                     $        10.60

                             STATEMENT OF OPERATIONS
                          SIX MONTHS ENDED MAY 31, 2006
                                   (UNAUDITED)

INVESTMENT INCOME
Interest                                                         $    1,238,562
                                                                 --------------
     Total investment income                                          1,238,562
                                                                 --------------

EXPENSES
Investment advisory fee                                                 115,016
Service fees, Class A                                                    62,400
Distribution and service fees, Class B                                    5,992
Financial agent fee                                                      31,425
Transfer agent                                                           34,872
Professional                                                             17,686
Trustees                                                                 11,697
Registration                                                             11,650
Printing                                                                  6,276
Custodian                                                                 5,187
Miscellaneous                                                            13,362
                                                                 --------------
     Total expenses                                                     315,563
Less expenses reimbursed by investment adviser                          (74,166)
Custodian fees paid indirectly                                             (311)
                                                                 --------------
     Net expenses                                                       241,086
                                                                 --------------
NET INVESTMENT INCOME (LOSS)                                            997,476
                                                                 --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments                                 116,593
Net change in unrealized appreciation (depreciation)
   on investments                                                      (589,063)
                                                                 --------------
NET GAIN (LOSS) ON INVESTMENTS                                         (472,470)
                                                                 --------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                     $      525,006
                                                                 ==============

                        See Notes to Financial Statements

Phoenix Tax-Exempt Bond Fund

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                     Six Months
                                                                                       Ended           Year Ended
                                                                                    May 31, 2006      November 30,
                                                                                    (Unaudited)           2005
                                                                                   --------------    --------------
FROM OPERATIONS
   Net investment income (loss)                                                    $      997,476    $    2,124,347
   Net realized gain (loss)                                                               116,593           208,069
   Net change in unrealized appreciation (depreciation)                                  (589,063)       (1,035,502)
                                                                                   --------------    --------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                            525,006         1,296,914
                                                                                   --------------    --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                      (1,009,053)       (2,055,450)
   Net investment income, Class B                                                         (19,520)          (53,157)
   Net realized short-term gains, Class A                                                 (52,520)         (209,885)
   Net realized short-term gains, Class B                                                  (1,520)           (7,251)
   Net realized long-term gains, Class A                                                 (138,462)         (861,431)
   Net realized long-term gains, Class B                                                   (4,008)          (29,798)
                                                                                   --------------    --------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                           (1,225,083)       (3,216,972)
                                                                                   --------------    --------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (54,335 and 125,885 shares, respectively)                578,215         1,366,560
   Net asset value of shares issued from reinvestment of distributions
     (70,258 and 174,544 shares, respectively)                                            746,292         1,896,112
   Cost of shares repurchased (379,606 and 1,007,337 shares, respectively)             (4,026,678)      (10,922,615)
                                                                                   --------------    --------------
Total                                                                                  (2,702,171)       (7,659,943)
                                                                                   --------------    --------------
CLASS B
   Proceeds from sales of shares (2,517 and 11,688 shares, respectively)                   27,010           126,598
   Net asset value of shares issued from reinvestment of distributions
     (1,261 and 3,794 shares, respectively)                                                13,482            41,503
   Cost of shares repurchased (50,433 and 72,273 shares, respectively)                   (541,289)         (790,257)
                                                                                   --------------    --------------
Total                                                                                    (500,797)         (622,156)
                                                                                   --------------    --------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                           (3,202,968)       (8,282,099)
                                                                                   --------------    --------------
   NET INCREASE (DECREASE) IN NET ASSETS                                               (3,903,045)      (10,202,157)
NET ASSETS
   Beginning of period                                                                 52,916,073        63,118,230
                                                                                   --------------    --------------
   END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
     $61,173 AND $92,270, RESPECTIVELY)                                            $   49,013,028    $   52,916,073
                                                                                   ==============    ==============

                        See Notes to Financial Statements

Phoenix Tax-Exempt Bond Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                    CLASS A
                                            ----------------------------------------------------------------------------------------
                                            SIX MONTHS ENDED                          YEAR ENDED NOVEMBER 30
                                              MAY 31, 2006     ---------------------------------------------------------------------
                                               (UNAUDITED)        2005            2004          2003        2002(2)         2001
Net asset value, beginning of period          $    10.67       $    11.03      $    11.19    $    10.94    $    10.83    $    10.52
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                     0.21(3)          0.40(3)         0.40          0.40          0.44          0.48
   Net realized and unrealized gain (loss)         (0.10)           (0.16)          (0.10)         0.24          0.13          0.35
                                              ----------       ----------      ----------    ----------    ----------    ----------
     TOTAL FROM INVESTMENT OPERATIONS               0.11             0.24            0.30          0.64          0.57          0.83
                                              ----------       ----------      ----------    ----------    ----------    ----------
LESS DISTRIBUTIONS
   Dividends from net investment income            (0.21)           (0.40)          (0.38)        (0.39)        (0.46)        (0.52)
   Distributions from net realized gains           (0.04)           (0.20)          (0.08)           --            --            --
                                              ----------       ----------      ----------    ----------    ----------    ----------
     TOTAL DISTRIBUTIONS                           (0.25)           (0.60)          (0.46)        (0.39)        (0.46)        (0.52)
                                              ----------       ----------      ----------    ----------    ----------    ----------
Change in net asset value                          (0.14)           (0.36)          (0.16)         0.25          0.11          0.31
                                              ----------       ----------      ----------    ----------    ----------    ----------
NET ASSET VALUE, END OF PERIOD                $    10.53       $    10.67      $    11.03    $    11.19    $    10.94    $    10.83
                                              ==========       ==========      ==========    ==========    ==========    ==========
Total return(1)                                     1.07%(5)         2.17%           2.80%         5.96%         5.38%         8.09%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)      $   47,989       $   51,376      $   60,897    $   71,083    $   74,945    $   76,268

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                           0.93%(4)         1.12%           1.12%         1.11%         1.09%         1.11%
   Gross operating expenses                         1.22%(4)         1.20%           1.12%         1.11%         1.09%         1.11%
   Net investment income                            3.92%(4)         3.70%           3.60%         3.60%         4.02%         4.37%
Portfolio turnover                                     5%(5)            9%             28%           19%           41%           28%

                                                                                    CLASS B
                                            ----------------------------------------------------------------------------------------
                                            SIX MONTHS ENDED                          YEAR ENDED NOVEMBER 30
                                              MAY 31, 2006     ---------------------------------------------------------------------
                                               (UNAUDITED)        2005            2004          2003        2002(2)         2001
Net asset value, beginning of period          $    10.74       $    11.10      $    11.26    $    11.01    $    10.89    $    10.56
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                     0.17(3)          0.32(3)         0.34          0.33          0.36          0.39
   Net realized and unrealized gain (loss)         (0.10)           (0.16)          (0.12)         0.23          0.14          0.37
                                              ----------       ----------      ----------    ----------    ----------    ----------
     TOTAL FROM INVESTMENT OPERATIONS               0.07             0.16            0.22          0.56          0.50          0.76
                                              ----------       ----------      ----------    ----------    ----------    ----------
LESS DISTRIBUTIONS
   Dividends from net investment income            (0.17)           (0.32)          (0.30)        (0.31)        (0.38)        (0.43)
   Distributions from net realized gains           (0.04)           (0.20)          (0.08)           --            --            --
                                              ----------       ----------      ----------    ----------    ----------    ----------
     TOTAL DISTRIBUTIONS                           (0.21)           (0.52)          (0.38)        (0.31)        (0.38)        (0.43)
                                              ----------       ----------      ----------    ----------    ----------    ----------
Change in net asset value                          (0.14)           (0.36)          (0.16)         0.25          0.12          0.33
                                              ----------       ----------      ----------    ----------    ----------    ----------
NET ASSET VALUE, END OF PERIOD                $    10.60       $    10.74      $    11.10    $    11.26    $    11.01    $    10.89
                                              ==========       ==========      ==========    ==========    ==========    ==========
Total return(1)                                     0.69%(5)         1.37%           2.03%         5.15%         4.62%         7.35%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)      $    1,024       $    1,540      $    2,221    $    3,891    $    5,387    $    5,118

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                           1.68%(4)         1.88%           1.86%         1.86%         1.84%         1.86%
   Gross operating expenses                         1.97%(4)         1.95%           1.86%         1.86%         1.84%         1.86%
   Net investment income (loss)                     3.16%(4)         2.94%           2.84%         2.85%         3.26%         3.62%
Portfolio turnover                                     5%(5)            9%             28%           19%           41%           28%

(1)   Sales charges are not reflected in the total return calculation.

(2) As required, effective December 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for the year ended November 30, 2002 was to decrease the ratio of net investment income to average net assets from 3.27% to 3.26% for Class
      B. There was no net effect for Class A. There was no net effect on net investment income (loss) per share or net realized and unrealized gain
      (loss) per share for either class. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

(3)   Computed using average shares outstanding.

(4)   Annualized.

(5)   Not annualized.

                        See Notes to Financial Statements

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2006 (UNAUDITED)

1. ORGANIZATION

      Phoenix Multi-Portfolio Fund (the "Trust") is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

      Currently four Funds are offered for sale (each a "Fund"). The Phoenix Emerging Markets Bond Fund ("Emerging Market Bond Fund") is non-diversified and has an investment objective of high current income and a secondary objective of long-term capital appreciation. The Phoenix International Strategies Fund ("International Strategies Fund") is diversified and has an investment objective of high total return consistent with reasonable risk. The Phoenix Real Estate Securities Fund ("Real Estate Securities Fund") is non-diversified and has an investment objective of capital appreciation and income with approximately equal emphasis. The Phoenix Tax-Exempt Bond Fund ("Tax-Exempt Bond Fund") is diversified and has an investment objective of producing as high a level of current income exempt from federal income taxation as is consistent with the preservation of capital.

      The Funds offer the following classes of shares for sale:

                                   Class A     Class B    Class C
                                   -------     -------    -------
Emerging Markets Bond Fund            X           X          X
International Strategies Fund         X           X          X
Real Estate Securities Fund           X           X          X
Tax Exempt Bond Fund                  X           X         --

      Class A shares of the Real Estate Securities Fund and the International Strategies Fund are sold with a front-end sales charge of up to 5.75%. Class A shares of the Emerging Markets Bond Fund and the Tax Exempt Bond Fund are sold with a front-end sales charge of up to 4.75%. Generally, Class A shares are not subject to any charges by the funds when redeemed; however, a 1% contingent deferred sales charge may be imposed on certain redemptions within one year on purchases on which a finder's fee has been paid. Class B shares are sold with a contingent deferred sales charge, which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase.

      Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses and realized and unrealized gains and losses of each Fund are borne pro rata by the holders of each class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION:

      Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

      Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value.

      As required, some securities and assets may be valued at fair value as determined in good faith by or under the direction of the Trustees.

      Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

      Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

      Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2006 (UNAUDITED) (CONTINUED)

C. INCOME TAXES:

      Each Fund is treated as a separate taxable entity. It is the policy of each Fund in the Trust to comply with the requirements of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

      The Trust may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which they invest.

D. DISTRIBUTIONS TO SHAREHOLDERS:

      Distributions are recorded by each Fund on the ex-dividend date. For the Tax-Exempt Bond Fund, income distributions are recorded daily. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E. EXPENSES:

      Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more appropriately made.

F. FOREIGN CURRENCY TRANSLATION:

      Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not isolate that portion of the results of operations arising from either changes in exchange rates or in the market prices of securities.

G. FOREIGN SECURITY COUNTRY DETERMINATION:

      A combination of the following criteria is used to assign the countries of risk listed in the schedules of investments: country of incorporation, actual building address, primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated.

H. REIT INVESTMENTS:

      With respect to the Real Estate Securities Fund, dividend income is recorded using management's estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

I. OPTIONS:

      Certain Funds may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

      Certain Funds may purchase options, which are included in the Fund's Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

      Transactions in written options for the Emerging Markets Bond Fund for the period ended May 31, 2006 were as follows:

                                                     Number of    Premiums
                                                     Contracts    Received
                                                     ---------    --------
Option contracts outstanding at
   November 30, 2005 .............................      --        $     --
Option contracts written .........................      13           2,611
Option contracts sold ............................     (13)         (2,611)
Option contracts exercised .......................      --              --
Option contracts expired..........................      --              --
Option contracts outstanding as of
   May 31, 2006 ..................................      --        $     --

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2006 (UNAUDITED) (CONTINUED)

J. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:

      Certain Funds may engage in when-issued or delayed delivery transactions. Each Fund records when-issued and delayed delivery securities on the trade date. Each Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

K. LOAN AGREEMENTS:

      Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

L. SWAP AGREEMENTS:

      Certain Funds may invest in swap agreements, including interest rate, index, and foreign currency exchange rate swaps. The Emerging Markets Fund may also invest in credit default and total return swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument.

      Interest rate and foreign currency swaps involve the exchange by the Funds with another party of their respective commitments to pay or receive interest or foreign currency (e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal).

      Total return swap agreements involve commitments to pay interest in exchange for a market-linked index, based on the notional amount. To the extent the total return of the security or index involved in the transaction exceeds or falls short of the set interest obligation, the Fund will receive a payment or make a payment to the counterparty.

      Credit default swaps involve the payment of amounts based on a specified rate multiplied by a notional amount as well as upon an event of default. In connection with these agreements securities may be set aside as collateral by the Funds' custodian.

M. CREDIT LINKED NOTES:

      The Emerging Markets Fund may invest in credit linked notes which are usually issued by a special purpose vehicle that is selling credit protection through a credit default swap. The performance of the notes is linked to the performance of the underlying reference obligation. The special purpose vehicle invests the proceeds from the notes to cover its contingent obligation. Credit linked notes may also have risks with default by the referenced obligation, currency and/or interest rates.

3. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

      As compensation for its services to the Trust, the Advisers (the "Advisers"), Phoenix Investment Counsel, Inc., ("PIC") for the Emerging Markets Bond Fund, International Strategies Fund and the Tax-Exempt Bond Fund and Duff & Phelps Investment Management Co. ("DPIM"), for the Real Estate Securities Fund, each an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX") are entitled to a fee, based upon the following annual rates as a percentage of the average daily net assets of each Fund:

                                          1st        $1-2     $2 +
                                       $1 Billion   Billion  Billion
                                       ----------   -------  -------
Emerging Markets Bond Fund .........      0.75%      0.70%    0.65%
International Strategies Fund ......      0.85%      0.80%    0.75%
Real Estate Securities Fund ........      0.75%      0.70%    0.65%
Tax-Exempt Bond Fund ...............      0.45%      0.40%    0.35%

      The Adviser has contractually agreed to limit the Real Estate Securities Fund and the Tax-Exempt Bond Fund`s total operating expenses (excluding interest, taxes, and extraordinary expenses), through March 31, 2007, to the extent that such expenses do not exceed the following percentages of the average annual net asset values for each Fund:

                                    Class A   Class B   Class C
                                    Shares    Shares    Shares
                                    -------   -------   -------
Real Estate Securities Fund .....    1.30%     2.05%     2.05%
Tax-Exempt Bond Fund ............    0.85%     1.60%       --

      PIC has contractually agreed to a 0.10% waiver of management fees through September 30, 2006, for the International Strategies Fund.

      The Adviser will not seek to recapture any prior years' reimbursed or waived investment advisory fees.

      HSBC Halbis Partners (USA) Inc. ("HSBC") is the subadviser to the Emerging Markets Bond Fund ("the Fund"). PIC pays HSBC a subadvisory fee that is 50% of the gross management fee as calculated based on the average daily net assets of the Fund.

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2006 (UNAUDITED) (CONTINUED)

      Acadian Asset Management, Inc. ("Acadian") and New Star Institutional Managers Limited ("New Star") are the subadvisers to the International Strategies Fund. PIC pays Acadian a subadvisory fee, based on the schedule below, on the aggregated international assets managed by Acadian across all Phoenix Funds subadvised by Acadian:

                             1st           $200+ million        $500+
                         $200 million   through $500 million   million
                         ------------   --------------------   -------
Subadvisory Fee .......     0.50%              0.40%            0.35%

      PIC pays New Star a subadvisory fee, based on the schedule below, on the aggregated international assets managed by New Star across all Phoenix Funds subadvised by New Star:

                                            1st         $100+
                                        $100 million   million
                                        ------------   -------
Subadvisory Fee .....................       0.50%        0.40%

      As distributor of each Fund's shares, Phoenix Equity Planning Corporation ("PEPCO") an indirect wholly-owned subsidiary of PNX, has advised the Fund that it retained net selling commissions and deferred sales charges for the six-month period (the "period") ended May 31, 2006, as follows:

                                    Class A          Class B          Class C
                                  Net Selling       Deferred         Deferred
                                  Commissions     Sales Charges    Sales Charges
                                  -----------     -------------    -------------
Emerging Markets Bond Fund ......  $  1,874         $  10,362        $     120
International Strategies Fund ...     2,579             5,525               61
Real Estate Securities Fund .....    61,148            86,145           12,606
Tax-Exempt Bond Fund ............     2,207               189               --

      In addition, each Fund pays PEPCO distribution and/or service fees at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares applied to the average daily net assets of each respective Class.

      Under certain circumstances, shares of certain Phoenix Funds may be exchanged for shares of the same class of certain other Phoenix Funds on the basis of the relative net asset values per share at the time of the exchange. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply.

      As financial agent of the Trust, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost to PEPCO to provide oversight of the performance of PFPC Inc. (subagent to PEPCO), plus (2) the documented cost of fund accounting, tax services and related services provided by PFPC Inc. For the period ended May 31, 2006 the Trust incurred financial agent fees totaling $406,457.

      PEPCO serves as the Trust's transfer agent with State Street Bank and Trust Company serving as sub-transfer agent. For the period ended May 31, 2006, transfer agent fees were $1,025,629 as reported in the Statement of Operations, of which PEPCO retained the following:

                                             Transfer Agent
                                                Retained
                                             --------------
Emerging Markets Bond Fund ...............     $    3,558
International Strategies Fund ............         31,708
Real Estate Securities Fund ..............        291,935
Tax-Exempt Bond Fund .....................          4,930

      At May 31, 2006, PNX and its affiliates, the retirement plans of PNX and its affiliates, and Phoenix affiliated Funds held shares, which aggregated the following:

                                                                Aggregate
                                                                Net Asset
                                                    Shares        Value
                                                   ---------   -----------
Emerging Markets Bond Fund ....................        2,324   $    19,684
International Strategies Fund Class A .........    1,573,514    19,641,787
Real Estate Securities Fund Class A ...........      214,728     6,437,545

4. PURCHASES AND SALES OF SECURITIES

      Purchases and sales of securities (excluding U.S. Government and agency securities, short-term securities, and options) during the period ended May 31, 2006, were as follows:

                                       Purchases         Sales
                                     -------------   -------------
Emerging Markets Bond Fund ........  $  37,898,241   $  41,172,164
International Strategies Fund .....     38,043,736      39,847,168
Real Estate Securities Fund .......    191,648,765     107,794,901
Tax-Exempt Bond Fund ..............      2,595,637       6,016,912

      Purchases and sales of long-term U.S. Government and agency securities during the period ended May 31, 2006 were as follows:

                                       Purchases         Sales
                                     -------------   -------------
Emerging Markets Bond Fund ........  $          --   $   1,990,078

5. CREDIT RISK AND ASSET CONCENTRATIONS

      In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund's ability to repatriate such amounts.

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2006 (UNAUDITED) (CONTINUED)

      Certain Funds may invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if a Fund did not concentrate its investments in such sectors.

      High yield/high risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the adviser and/or subadviser to accurately predict risk.

      At May 31, 2006, the Emerging Markets Bond Fund held $4,453,175 in investments issued by the Federative Republic of Brazil comprising 11.5% of the total net assets of the Fund, and the International Strategies Fund held $18,988,831 in investments issued by various Japanese companies comprising 22% of the total net assets of the Fund. The Tax-Exempt Bond Fund held $5,820,308 issued by Riverside County comprising 11.9% of the total net assets of the Fund.

6. 10% SHAREHOLDERS

      As of May 31, 2006, the International Strategies Fund and the Real Estate Securities Fund had single shareholder and/or omnibus shareholder accounts (which are comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding as detailed below.

International Strategies Fund ....................     15.6%
Real Estate Securities Fund ......................     26.8%

      One account is affiliated with PNX.

7. INDEMNIFICATIONS

      Under the Funds' organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, the Funds enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

8. REGULATORY EXAMS

      Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by The Phoenix Companies, Inc. and its subsidiaries (collectively "the Company") with securities and other laws and regulations affecting their registered products. During 2004 and 2005, the Boston District Office of the Securities and Exchange Commission ("SEC") conducted an examination of the Company's investment company and investment adviser affiliates. Following the examination, the staff of the Boston District Office issued a deficiency letter noting perceived weaknesses in procedures for monitoring trading to prevent market timing activity prior to 2004. The staff requested the Company to conduct an analysis as to whether shareholders, policyholders and contract holders who invested in the funds that may have been affected by undetected market timing activity had suffered harm and to advise the staff whether the Company believes reimbursement is necessary or appropriate under the circumstances. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. A third party was retained to assist the Company in preparing the analysis. In 2005, based on the third party analysis the Company notified the staff at the SEC Boston District Office that reimbursements were not appropriate under the circumstances. The Company does not believe that the outcome of this matter will be material to these financial statements.

9. FEDERAL INCOME TAX INFORMATION

      The Funds have the following capital loss carryovers, which may be used to offset future capital gains:

                                                                  Expiration Year
                         -------------------------------------------------------------------------------------------------
                             2006           2008             2009             2010               2011            Total
                         ------------   -------------    ------------    --------------      ------------    -------------
Emerging Markets
   Bond Fund .........   $  4,141,783   $  15,783,427    $  5,098,571    $           --      $         --    $  25,023,781
International
   Strategies Fund ...             --              --          67,592        11,155,422         8,054,548       19,277,562

      The Trust may not realize the benefit of these losses to the extent each Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

PHOENIX MULTI-PORTFOLIO FUND

101 Munson Street
Greenfield, MA 01301-9668

TRUSTEES

E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Marilyn E. LaMarche
Philip R. McLoughlin
Geraldine M. McNamara
James M. Oates
Richard E. Segerson

OFFICERS

Daniel T. Geraci, President
George R. Aylward, Executive Vice President
Francis G. Waltman, Senior Vice President
James D. Wehr, Senior Vice President
Marc Baltuch, Vice President and
  Chief Compliance Officer
Nancy G. Curtiss, Chief Financial Officer
  and Treasurer
Kevin J. Carr, Vice President, Chief Legal Officer,
  Counsel and Secretary

INVESTMENT ADVISERS

Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, CT 06115-0480

Duff & Phelps Investment Management Co.
(Phoenix Real Estate Securities Fund)
55 East Monroe Street, Suite 3600
Chicago, IL 60603-5826

PRINCIPAL UNDERWRITER

Phoenix Equity Planning Corporation
One American Row
Hartford, CT 06103-2899

TRANSFER AGENT

Phoenix Equity Planning Corporation
One American Row
Hartford, CT 06103-2899

CUSTODIAN

State Street Bank and Trust Company
P.O. Box 5501
Boston, MA 02206-5501

HOW TO CONTACT US

Mutual Fund Services                1-800-243-1574
Advisor Consulting Group            1-800-243-4361
Telephone Orders                    1-800-367-5877
Text Telephone                      1-800-243-1926
Web site                          PHOENIXFUNDS.COM

--------------------------------------------------------------------------------

IMPORTANT NOTICE TO SHAREHOLDERS

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

--------------------------------------------------------------------------------

                      (This page intentionally left blank.)

                                                                --------------
                                                                   PRESORTED
                                                                   STANDARD
                                                                  U.S.POSTAGE
                                                                     PAID
                                                                Louisville, KY
[LOGO] PHOENIXFUNDS SM                                          Permit No.1051
                                                                --------------
PHOENIX EQUITY PLANNING CORPORATION
P.O. Box 150480
Hartford, CT 06115-0480

For more information about Phoenix mutual funds, please call your financial representative, contact us at 1-800-243-1574 or visit PHOENIXFUNDS.COM.

NOT INSURED BY FDIC/NCUSIF OR ANY FEDERAL GOVERNMENT AGENCY.
NO BANK GUARANTEE. NOT A DEPOSIT. MAY LOSE VALUE.

PXP490A
BPD26730                                                                    7-06

Phoenix Insight Tax-Exempt Bond Fund/Phoenix Tax-Exempt Bond Fund
Pro Forma Combining Schedule of Investments
June 30, 2006 (Unaudited)

             Shares or
             Par Value                                                                                   Market Value
----------   ----------   ----------   ------------------------------------------------   ------------   -------------   -----------
Insight      Phoenix      Pro Forma                                                       Insight        Phoenix         Pro Forma
Tax-Exempt   Tax-Exempt   Combining                                                       Tax-Exempt     Tax-Exempt      Combining
Bond Fund    Bond Fund    Portfolios   DESCRIPTION                                        Bond Fund      Bond Fund       Portfolios
----------   ----------   ----------   ------------------------------------------------   ------------   -------------   -----------

                                       MUNICIPAL BONDS-----96.7%

                                       Alvin Independent School District 4.50% 2/15/26
                500,000      500,000     (PSF Guaranteed)                                                     474,900        474,900
                                       Armada Area Schools School Building & Site  5%
   550,000                   550,000     5/1/26 (Q-SBLF Guaranteed)                            561,368                       561,368
                                       Atlanta Development Authority Student Housing
                                         (Piedmont/Ellis LLC Project) Series A 5%
 1,375,000                 1,375,000     9/1/25 (XLCA Insured)                               1,414,586                     1,414,586
                                       Baltimore Convention Center Series A 5.25%
 2,000,000                 2,000,000     9/1/22 (XLCA Insured)                               2,124,400                     2,124,400
                                       Birdville Independent School District 6%
 2,135,000                 2,135,000     2/15/21 (PSF Guaranteed)                            2,277,789                     2,277,789
                                       Birmingham Capital Improvement Series A 5.50%
              1,000,000    1,000,000     8/1/25                                                             1,055,810      1,055,810
                                       Brevard County Health Facilities Authority 5%
                500,000      500,000     4/1/34                                                               501,110        501,110
                750,000      750,000   California State 5% 2/1/20                                             770,415        770,415
                                       California State Department of Water Resources
                                         Power Supply Series A  5.38% 5/1/22
 1,000,000                 1,000,000     Prerefunded 5/1/12 @ 101                            1,085,150                     1,085,150
                                       Camden County Municipal Utilities Authority
              3,000,000    3,000,000     Series B 0% 9/1/11 (FGIC Insured)                                  2,414,310      2,414,310
                                       Canyon Independent School District Series A 5.38%
              1,170,000    1,170,000     2/15/24 (PSF Guaranteed)                                           1,238,866      1,238,866
              2,000,000    2,000,000   Cartersville Development Authority 5.63% 5/1/09                      2,078,140      2,078,140
                                       Chandler Industrial Development Authority 4.38%
                500,000      500,000     12/1/35                                                              501,870        501,870
                                       Chatham County Hospital Authority (Memorial Health
 1,025,000                 1,025,000     Medical Center) Series A 6.13% 1/1/24               1,094,557                     1,094,557
                                       Chester County Health & Educational Authority
 1,000,000                 1,000,000     6.75% 7/1/31                                        1,077,780                     1,077,780
                                       Chicago Board of Education Certificate of
                500,000      500,000     Participation Series A 6% 1/1/20 (MBIA Insured)                      567,560        567,560
                                       Chicago Neighborhoods Alive 21  6.13% 1/1/22
 2,000,000                 2,000,000     Prerefunded 7/1/10 @ 101 (FGIC Insured)             2,179,180                     2,179,180
                                       Chicago O'Hare International Airport Series A
 1,500,000                 1,500,000     5.25% 1/1/26 (MBIA Insured)                         1,574,265                     1,574,265
   865,000                   865,000   City of Akron 6.50% 11/1/15 (b)                       1,015,605                     1,015,605
 1,000,000                 1,000,000   City of Pittsfield  5% 4/15/19 (MBIA Insured)         1,047,400                     1,047,400
                                       Cleveland Municipal School District 5.25%
 2,330,000                 2,330,000     12/1/18 (FSA Insured)                               2,472,084                     2,472,084
                                       Coldwater Community Schools 5.63% 5/1/15
                700,000      700,000     Prerefunded 5/1/11 @100 (Q-SBLF Guaranteed)                          750,953        750,953
                                       Colorado State Certificates of Participation
   500,000                   500,000     5% 11/1/30 (MBIA Insured)                             509,670                       509,670
                                       Connecticut State Health & Educational Facilities
                325,000      325,000     Authority Series C 5% 7/1/25 (Radian Insured)                        328,751        328,751
                                       Dallas Area Rapid Transit  4.90% 12/1/21
 1,000,000                 1,000,000     (FGIC Insured)                                      1,014,770                     1,014,770
                                       Delaware County Authority Series A 5% 6/1/21
                625,000      625,000     (Radian Insured)                                                     636,206        636,206
                                       Douglas County School District No. RE-1  5.75%
 1,000,000                 1,000,000     12/15/18 (FGIC Insured)                             1,111,430                     1,111,430
                                       Drew County Public Facilities Board Single Family
                                         Mortgage Series A-2 7.90% 8/1/11 (FNMA
                 37,000       37,000     Collateralized)                                                       36,922         36,922
                                       E-470 Public Highway Authority Series B  0% 9/1/29
 1,165,000                 1,165,000     (MBIA Insured)                                        342,067                       342,067
                                       Forsyth County School District  6% 2/1/14
 1,000,000                 1,000,000     Prerefunded 2/1/10 @ 102                            1,084,640                     1,084,640
                                       Forsyth County School District  6% 2/1/15
 1,000,000                 1,000,000     Prerefunded 2/1/10 @ 102                            1,084,640                     1,084,640
                                       Harnett County Certificates of Participation 5.13%
   265,000                   265,000     12/1/23 (FSA Insured)                                 277,527                       277,527
                                       Henrico County Economic Development Authority
                                         Public Facilities Lease (Regional Jail Project)
 2,405,000                 2,405,000     6.13% 11/1/17                                       2,613,826                     2,613,826
                                       Idaho Housing & Finance Association  4.25% 7/15/16
   500,000                   500,000     (MBIA Insured)                                        499,995                       499,995
                                       Idaho Housing & Finance Association  5% 7/15/21
 1,000,000                 1,000,000     (MBIA Insured)                                      1,045,730                     1,045,730
                                       Illinois Finance Authority (University of Chicago)
 1,000,000                 1,000,000     Series A 5% 7/1/26                                  1,023,790                     1,023,790
                                       Illinois Finance Authority Series A 5% 7/1/23
                500,000      500,000     (XLCA Insured)                                                       512,565        512,565
                                       Illinois Health Facilities Authority Series C 7%
                585,000      585,000     4/1/08 (FSA Insured)                                                 604,475        604,475
                                       Illinois State Toll Highway Authority  5% 1/1/21
 4,750,000                 4,750,000     (FSA Insured)                                       4,939,335                     4,939,335
                                       Jacksonville Residential Housing Facilities Board
                                         Single Family Mortgage Series A-2 7.90% 1/1/11
                 37,000       37,000     (FNMA Collateralized)                                                 37,223         37,223
                                       Jefferson County Limited Obligation School
 3,000,000                 3,000,000     Warrants Series A 5.25% 1/1/17                      3,130,020                     3,130,020
                                       Kentucky State Turnpike Authority 0% 1/1/10
              3,300,000    3,300,000     (FGIC Insured)                                                     2,850,969      2,850,969
                340,000      340,000   Killeen 4.70% 8/1/24 (MBIA Insured)                                    338,351        338,351
                                       Kountze Independent School District  5.25%
 1,000,000                 1,000,000     8/15/29 (PSF Guaranteed)                            1,047,900                     1,047,900
                                       Leander Independent School District  0% 8/15/24
 5,000,000                 5,000,000     (PSF Guaranteed)                                    1,681,750                     1,681,750
                                       Lewisville Independent School District  6%
 3,130,000                 3,130,000     8/15/17 (PSF Guaranteed)                            3,324,279                     3,324,279
                                       Lexington County One School Facilities Corp.
 1,300,000                 1,300,000     Installment Purchase 5.25% 12/1/28                  1,337,843                     1,337,843
                200,000      200,000   Long Island Power Authority Series B 5% 12/1/35                        202,642        202,642
                                       Lonoke County Residential Housing Facilities
                                         Board Single Family Mortgage Series A-2 7.90%
                 51,000       51,000     4/1/11 (FNMA Collateralized)                                          52,290         52,290
                                       Los Angeles Unified School District Election of
              1,120,000    1,120,000     1997 Series E 5.13% 1/1/27 (MBIA Insured)                          1,155,773      1,155,773
                                       Louisiana Local Government Environmental
                                         Facilities & Community Development Authority
              2,500,000    2,500,000     5.25% 12/1/18 (AMBAC Insured)                                      2,618,425      2,618,425
                                       Marysville Exempt School District  6% 12/1/29
 1,000,000                 1,000,000     Prerefunded 12/1/10 @ 101 (AMBAC Insured)           1,092,170                     1,092,170
                                       Mashantucket Western Pequot Tribe Series A 144A
                495,000      495,000     6.50% 9/1/06 (b)('c)                                                 496,965        496,965
                                       Mashantucket Western Pequot Tribe Series B 144A
              1,000,000    1,000,000     5.60% 9/1/09 ('c)                                                  1,037,480      1,037,480
                                       Massachusetts State Port Authority Series C
 1,000,000                 1,000,000     6.13% 7/1/17 Prerefunded 1/1/10 @ 101               1,078,570                     1,078,570
                                       Massachusetts State Series A  5% 3/1/23 (FSA
 3,000,000                 3,000,000     Insured)                                            3,106,350                     3,106,350
                                       Massachusetts State Series B  6% 6/1/14
 3,000,000                 3,000,000     Prerefunded 6/1/10 @ 100                            3,219,180                     3,219,180
                                       Medical University Hospital Authority Series A
   600,000                   600,000     5% 8/15/31 (MBIA Insured)                             606,348                       606,348
                                       Metropolitan Government Nashville & Davidson
                                         County Health & Educational Facilities Board
              1,500,000    1,500,000     6% 12/1/16 (AMBAC Insured)                                         1,680,645      1,680,645
                                       Metropolitan Pier & Exposition Authority 6.50%
                 30,000       30,000     6/15/07 (FGIC Insured)(b)                                             30,409         30,409
                                       Metropolitan Pier & Exposition Authority Series
              1,000,000    1,000,000     A 5.50% 6/15/27                                                    1,001,520      1,001,520
                                       Miami-Dade County Expressway Authority Toll
 1,000,000                 1,000,000     System  6% 7/1/14 (FGIC Insured)                    1,082,700                     1,082,700
                                       Michigan State Hospital Finance Authority
 3,000,000                 3,000,000     (Chelsea Community Hospital) 5.38% 5/15/19          3,000,300                     3,000,300
                                       Missouri State Health & Educational Facilities
                                         (St. Anthony's Medical Center)  6.13% 12/1/19
 2,000,000                 2,000,000     Prerefunded 12/1/10 @ 101                           2,190,120                     2,190,120
                                       Missouri State Health & Educational Facilities
                                         (St. Anthony's Medical Center)  6.25% 12/1/30
 1,000,000                 1,000,000     Prerefunded 12/1/10 @ 101                           1,100,060                     1,100,060
                                       Monongalia County Building Commission Series A
                500,000      500,000     5% 7/1/30                                                            490,410        490,410
                                       New Hampshire Health & Educational Facilities
   750,000                   750,000     (Exeter Project) 6% 10/1/24                           810,757                       810,757
                                       New Jersey Economic Development Authority (School
 1,855,000                 1,855,000     Facilities Construction) Series P 5.25% 9/1/19      1,968,322                     1,968,322


Phoenix Insight Tax-Exempt Bond Fund/Phoenix Tax-Exempt Bond Fund
Pro Forma Combining Schedule of Investments
June 30, 2006 (Unaudited)

             Shares or
             Par Value                                                                                   Market Value
----------   ----------   ----------   ------------------------------------------------   ------------   -------------   -----------
Insight      Phoenix      Pro Forma                                                       Insight        Phoenix         Pro Forma
Tax-Exempt   Tax-Exempt   Combining                                                       Tax-Exempt     Tax-Exempt      Combining
Bond Fund    Bond Fund    Portfolios   DESCRIPTION                                        Bond Fund      Bond Fund       Portfolios
----------   ----------   ----------   ------------------------------------------------   ------------   -------------   -----------
                                       New Jersey State Transportation Trust Fund
                500,000      500,000     Authority Series A 5.25% 12/15/22                                    533,605        533,605
                                       New Jersey Transportation Trust Fund Authority
 3,000,000                 3,000,000     Series A 5.50% 12/15/21                             3,282,090                     3,282,090
                                       New Jersey Transportation Trust Fund Authority
                                         Series C  5.50% 6/15/24 Prerefunded
                                         6/15/13 @ 100                                       4,345,280                     4,345,280
                                       North Carolina Municipal Power Agency No. 1
              1,385,000    1,385,000     Catawba Electric 6% 1/1/09 (AMBAC Insured)                         1,452,934      1,452,934
                                       Northwest Independent School District 5% 8/15/28
              1,225,000    1,225,000     (PSF Guaranteed)                                                   1,244,220      1,244,220
                                       Orleans Parish Parishwide School District
              1,000,000    1,000,000     Series B 5.50% 9/1/20 (FGIC Insured)                               1,024,190      1,024,190
                                       Pittsylvania County Industrial Development
                700,000      700,000     Authority Series A 7.45% 1/1/09                                      711,018        711,018
                                       Plain Local School District 6% 12/1/25
   180,000                   180,000     (FGIC Insured)                                        194,627                       194,627
                                       Plain Local School District 6% 12/1/25
 1,220,000                 1,220,000     Prerefunded 6/1/11 @ 100 (FGIC Insured)             1,330,434                     1,330,434
                                       Puerto Rico Convention Center Distribution
                                         Authority Hotel Occupancy Tax Series A  5%
 1,500,000                 1,500,000     7/1/27 (CIFG Insured)                               1,537,935                     1,537,935
 1,545,000                 1,545,000   Rickenbacker Port Authority Series A 5.38% 1/1/32     1,618,805                     1,618,805
                                       Riverside County Single Family Issue B 8.63%
              4,300,000    4,300,000     5/1/16 (GNMA Collateralized)(b)                                    5,751,852      5,751,852
                 15,000       15,000   San Antonio Electric & Gas 5% 2/1/12 (b)                                15,757         15,757
                                       South Gate Utility Authority 0% 10/1/19
              1,385,000    1,385,000     (FGIC Insured)                                                       742,111        742,111
                                       Springfield Municipal Purposes Loan 6.25% 10/1/19
 5,000,000                 5,000,000     Prerefunded 10/1/09 @ 101 (FSA Insured)             5,399,350                     5,399,350
                                       St. Cloud Health Care (St. Cloud Hospital
 3,530,000                 3,530,000     Obligation Group A) 6.25% 5/1/19 (FSA Insured)      3,829,697                     3,829,697
                                       State of Illinois Prerefunded 1/1/10 @ 100 6.13%
 5,000,000                 5,000,000     1/1/16 (FGIC Insured)                               5,357,650                     5,357,650
 1,010,000                 1,010,000   Steubenville Hospital 6.38% 10/1/20                   1,091,911                     1,091,911
                                       Stuttgart Public Facilities Board Single Family
                                         Mortgage Series A-2 7.90% 9/1/11 (FNMA
                 17,000       17,000     Collateralized)                                                       17,283         17,283
                                       Texas Municipal Power Agency  4.75% 9/1/14
   500,000                   500,000     (FGIC Insured)                                        504,945                       504,945
                                       Texas State Public Finance Authority 6.25% 8/1/09
              1,030,000    1,030,000     (MBIA Insured)                                                     1,061,271      1,061,271
                                       Texas State Transportation Commission Mobility
 4,500,000                 4,500,000     Fund 5% 4/1/24                                      4,639,680                     4,639,680
                                       United Independent School District 4.50% 8/15/30
              1,000,000    1,000,000     (PSF Guaranteed)                                                     946,440        946,440
                                       University of Akron General Receipts 6% 1/1/15
 2,235,000                 2,235,000     Prerefunded 1/1/10 @ 101 (FGIC Insured)             2,405,374                     2,405,374
                                       University of Akron General Receipts 6% 1/1/16
 1,110,000                 1,110,000     Prerefunded 1/1/10 @ 101 (FGIC Insured)             1,194,615                     1,194,615
                                       University of Alabama Hospital Series A 5.63%
   500,000                   500,000     9/1/16 (MBIA Insured)                                 530,090                       530,090
                                       University of Nebraska Student Fees & Facilities
 1,000,000                 1,000,000     5% 7/1/35                                           1,014,330                     1,014,330
                                       University of Texas Permanent University Fund
              1,000,000    1,000,000     Series B 5% 7/1/26                                                 1,029,170      1,029,170
                                       Upper Occoquan Sewage Authority Series A 5.15%
              2,000,000    2,000,000     7/1/20 (MBIA Insured)                                              2,151,080      2,151,080
                                       White House Utility District Robertson & Sumner
                                         Counties Water  6% 1/1/26 Prerefunded 1/1/10
 1,000,000                 1,000,000     @ 100 (FSA Insured)                                 1,067,490                     1,067,490
              1,000,000    1,000,000   Williamson County 5.25% 2/15/25 (FSA Insured)                        1,043,310      1,043,310
                                       Wilmington Parking Authority 4.38% 3/15/35
                500,000      500,000     (MBIA Insured)                                                       470,015        470,015
                750,000      750,000   Wisconsin State Clean Water Series 1 6.88% 6/1/11                      822,893        822,893
                                       Wisconsin State Health and Educational
                                       Facilities Authority Howard Young 5%
              2,000,000    2,000,000     8/15/18 (Radian Insured)                                           2,010,960      2,010,960
                                                                                           -----------    -----------    -----------
                                       TOTAL MUNICIPAL BONDS                               102,592,556     45,494,064    148,086,620
                                                                                           -----------    -----------    -----------
                                       TOTAL LONG TERM INVESTMENTS                         102,592,556     45,494,064    148,086,620

                                   -   SHORT-TERM INVESTMENTS--1.9%

                                       AIM Tax-Free Investment Co. Cash Reserve Portfolio
   642,038                   642,038     (3.65% seven day effective yield)                     642,038                       642,038
                                       Goldman Sachs Financial Square Tax-Exempt Money
                                         Market Portfolio (3.73% seven day effective
 1,133,308                 1,133,308     yield)                                              1,133,308                     1,133,308
              1,120,000    1,120,000   Alpine Securitization Corp. 5.28% 7/5/06 (d)                         1,119,343      1,119,343
                                                                                           -----------    -----------    -----------
                                       TOTAL SHORT-TERM INVESTMENTS                          1,775,346      1,119,343      2,894,689
                                   -
                                                                                           -----------    -----------    -----------
                                       TOTAL INVESTMENTS---98.6%                           104,367,902(a)  46,613,407(a) 150,981,309
                                                                                           -----------    -----------    -----------
                                       (Identified cost $100,148,500, $44,512,885 and
                                         $144,661,385)

         -                         -   Other assets and liabilities, net--1.4%               1,727,889        477,013      2,204,902
                                   -   NET ASSETS--100.0%                                  106,095,791     47,090,420    153,186,211
                                                                                           ===========    ===========    ===========


                                    (a) Federal Income Tax Information: Net unrealized
                                        appreciation of investment securities is
                                        comprised of gross appreciation of $6,853,292
                                        and gross depreciation of $512,127 for federal
                                        income tax purposes. At June 30, 2006, the
                                        aggregate cost of securities for federal income
                                        tax purposes was $144,640,144.
                                    (b) Escrowed to maturity.
                                    (c) Security exempt from registration under Rule
                                        144A of the Securities Act of 1933. These
                                        securities may be resold in transactions exempt
                                        from registration, normally to qualified
                                        institutional buyers. At June 30, 2006, these
                                        securities amounted to a value of $1,534,445 or
                                        1% of net assets.
                                    (d)  The rate shown is the discount rate.

Phoenix Insight Tax-Exempt Bond Fund/Phoenix Tax-Exempt Bond Fund
Pro Forma Combining Statement of Assets and Liabilities
June 30, 2006 (Unaudited)

                                                         ================    ===============    ===============       ==============
                                                          Phoenix Insight     Phoenix
                                                          Tax-Exempt          Tax-Exempt                               Pro Forma
                                                          Bond Fund           Bond Fund                                Combining
                                                          (unaudited)         (Unaudited)        Adjustments           Portfolios
                                                         ================    ===============    ===============       ==============
ASSETS
Investment securities at value, including
(Identified cost $100,148,500, $44,512,885 and
  $144,661,385, respectively)                               $104,367,902       $ 46,613,407                             $150,981,309

Cash                                                                                  4,012                                    4,012
Receivables
  Interest                                                     1,436,274            607,308                                2,043,582
  Investment securities sold                                     510,327                                                     510,327
  Fund shares sold                                               153,870              4,994                                  158,864
Trustee retainer                                                       -              4,307                                    4,307
Prepaid expenses                                                  23,908             12,569                                   36,477
                                                          ---------------    ---------------    ---------------       --------------
    Total assets                                             106,492,281         47,246,597                  -           153,738,878
                                                          ---------------    ---------------    ---------------       --------------
LIABILITIES
Payables
  Fund shares repurchased                                         48,288             18,857                                   67,145
  Dividend distributions                                         255,319             71,902                                  327,221
  Investment advisory fee                                         33,522              4,904                                   38,426
  Transfer agent fee                                              20,440             11,734                                   32,174
  Distribution and service fees                                   13,379             10,486                                   23,865
  Adminstration fees                                              11,799                  -                                   11,799
  Trustees' fees                                                   1,502                  -                                    1,502
  Professional fee                                                     -             24,516                                   24,516
  Financial agent fee                                                  -              6,946                                    6,946
  Other accrued expenses                                          12,241              6,832                                   19,073
                                                          ---------------    ---------------    ---------------       --------------
    Total liabilities                                            396,490            156,177                  -               552,667
                                                          ---------------    ---------------    ---------------       --------------
NET ASSETS                                                  $106,095,791       $ 47,090,420                  -          $153,186,211
                                                          ===============    ===============    ===============       ==============

Net Assets Consist of:
Beneficial Interest at Par Value                            $     10,479       $          -                             $     10,479
Capital paid in on shares of beneficial interest             100,325,042         44,883,169                              145,208,211
Undistributed net investment income (loss)                             6             49,427                                   49,433
Accumulated net realized gain (loss)                           1,540,862             57,272                                1,598,134
Net unrealized appreciation                                    4,219,402          2,100,552                  -             6,319,954
                                                          ---------------    ---------------    ---------------       --------------
Net Assets                                                  $106,095,791       $ 47,090,420      $           -          $153,186,211
                                                          ===============    ===============    ===============       ==============
CLASS A
Shares of beneficial interest outstanding, no par
  value, unlimited authorization                               2,758,673          4,412,606             72,940 (a)         7,244,219
Net assets                                                  $ 28,961,263       $ 46,074,007          1,016,413          $ 76,051,683

Net asset value per share                                   $      10.50       $      10.44                             $      10.50
Offering price per share NAV/(1- 4.75%)                     $      11.02       $      10.96                             $      11.02

CLASS B
Shares of beneficial interest outstanding, no par
 value, unlimited authorization                                                      96,710            (96,710)(a)
Net assets                                                                     $  1,016,413         (1,016,413)

Net asset value and offering price per share                                   $      10.51

CLASS C
Shares of beneficial interest outstanding, no par
value, unlimited authorization                                     9,537                                                       9,537
Net assets                                                  $    100,139       $                                        $    100,139

Net asset value and offering price per share                $      10.50       $                                        $      10.50

CLASS I
Shares of beneficial interest outstanding                      7,339,019                                                   7,339,019
Net assets                                                  $ 77,034,389       $                                        $ 77,034,389

Net asset value and offering price per share                $      10.50       $                                        $      10.50


(a) Adjustment reflects additional shares issued in conversion.

                   See Notes to Pro Forma Financial Statements.

Phoenix Insight Tax-Exempt Bond Fund/Phoenix Tax-Exempt Bond Fund
Pro Forma Combining Statement of Operations
For the year ended June 30, 2006 (Unaudited)


                                                         ================    ===============    ===============       ==============
                                                          Phoenix Insight     Phoenix
                                                          Tax-Exempt          Tax-Exempt                               Pro Forma
                                                          Bond Fund           Bond Fund                                Combining
                                                          (unaudited)         (Unaudited)        Adjustments           Portfolios
                                                         ================    ===============    ===============       ==============

INVESTMENT INCOME

Interest                                                    $  5,440,515        $ 2,528,341        $                   $ 7,968,856
Dividends                                                              -                  -                                      -
Security lending                                                       -                  -                                      -
Foreign taxes withheld                                                 -                  -                                      -
                                                           --------------      -------------      -------------       --------------

      Total investment income                                  5,440,515          2,528,341                              7,968,856
                                                           --------------      -------------      -------------       --------------

EXPENSES

Investment advisory fee                                          487,014            236,483              1,601             725,098
Service fees - Class A                                            11,210            127,902             71,834             210,946
Distribution and service fees - Class B                                -             13,911            (13,911)                 -
Distribution and service fees - Class C                               11                  -                989               1,000
Distribution and service fees - Class N                           23,001                  -            (23,001)                  -
Distribution and service fees - Class I                            4,689                  -             33,660              38,349
Financial agent fee                                                    -                  -                                      -
Administration fee (Financial agent fee)                         173,731             65,313            (93,985)            145,059
Transfer agent                                                    67,029             68,135            (71,334)             63,830
Professional                                                      10,832             37,076             (9,716)             38,192
Printing                                                           3,244             10,542             (3,838)              9,948
Registration                                                      40,803             24,323            (22,475)             42,651
Trustees                                                           4,034             19,667             (9,970)             13,731
Custodian                                                          9,132             13,337             (6,732)             15,737
Miscellaneous                                                     18,044             25,895            (29,708)             14,231
                                                           --------------      -------------      -------------       --------------

      Total expenses                                             852,774            642,584           (176,586)(a)       1,318,772
      Less expenses reimbursed by investment advisor            (302,503)          (131,168)           332,251            (101,420)
      Less administrative fee waived                             (42,222)                                3,873             (38,349)
      Custodian fees paid indirectly                                   -               (337)                                  (337)
                                                           --------------      -------------      -------------       --------------

      Net expenses                                               508,049            511,079            159,538           1,178,666
                                                           --------------      -------------      -------------       --------------

NET INVESTMENT INCOME (LOSS)                                   4,932,466          2,017,262           (159,538)          6,790,190



NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) on securities                         1,671,446             12,291                  -           1,683,737
Net realized gain (loss) on foreign currency                           -           (298,017)                 -            (298,017)
Non-recurring payment from former administrator                  285,644                  -                  -             285,644
Net change in unrealized appreciation (depreciation)
  on investments                                              (5,971,694)        (2,563,462)                 -          (8,535,156)
Net change in unrealized appreciation (depreciation)
  on foreign currency transactions.                                                  (9,551)                 -              (9,551)
                                                                                                             -
Net gain (loss)  on investments                               (4,014,604)        (2,858,739)                 -          (6,873,343)
                                                           --------------      -------------      -------------       --------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                           $    917,862        $  (841,477)      $   (159,538)        $   (85,153)
                                                           ==============      =============      =============       ==============


Adjustments:
(a) Reflects change in shares outstanding due to the issuance of Class A shares of Insight Tax-Exempt in exchange for shares of Tax-Exempt based upon the net asset value of Insight Tax-Exempt, Class A shares at June 30, 2006 and the conversion of Tax-Exempt Class B shares to Class A shares.

                  See Notes to Pro Forma Financial Statements.

PHOENIX INSIGHT TAX-EXEMPT BOND FUND/PHOENIX TAX-EXEMPT BOND FUND
NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS
JUNE 30, 2006

1.  BASIS OF COMBINATION

The accompanying unaudited Pro Forma Combining Schedule of Investments, Statement of Assets and Liabilities and Statement of Operations are presented to show the effect to the proposed merger of the Phoenix Tax-Exempt Bond Fund ("Merging Fund") into Phoenix Insight Tax-Exempt Bond Fund ("Surviving Fund"). Under the terms of the Plan of Reorganization the proposed merger will be accounted for by the method of accounting for tax-free mergers of investment companies. Under the terms of the Plan of Reorganization the merger provides for the transfer of all the assets of Phoenix Tax-Exempt Bond Fund to Phoenix Insight Tax-Exempt Bond Fund and the subsequent liquidation of Phoenix Tax-Exempt Bond. The accounting survivor in the proposed merger will be Phoenix Insight Tax-Exempt Bond Fund. This is because the Surviving Fund will invest in a style that is similar to the way in which Phoenix Insight Tax-Exempt Bond Fund is currently operated.

The pro forma combined statements should be read in conjunction with the historical financial statements of the Phoenix Tax-Exempt Bond Fund and the notes thereto incorporated by reference in the Registration Statement filed on Form N-14. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

Phoenix Insight Tax-Exempt Bond Fund and Phoenix Tax-Exempt Bond are both, open-end, management investment companies registered under the Investment Company Act of 1940, as amended.

2. SHARES OF BENEFICIAL INTEREST

The Pro Forma net asset value per share assumes the issuance of additional shares of Phoenix Insight Tax-Exempt Bond which would have been issued at June 30, 2006 in connection with the proposed reorganization. The amount of additional shares assumed to be issued was calculated based on the net assets, as of June 30, 2006, of Phoenix Tax-Exempt Bond of $47,090,420 and the net asset value of Phoenix Insight Tax-Exempt Bond $10.50. The Pro Forma Statement of Assets & Liabilities reflects total shares outstanding of the combined fund and the amount of shares to be issued to Phoenix Tax-Exempt Bond Fund shareholders.

3. PRO FORMA OPERATIONS

Pro Forma operating expenses are based on actual expenses of Phoenix Tax-Exempt Bond and Phoenix Insight Tax-Exempt Bond, with certain expenses adjusted to reflect the expected expenses of the combined entity. The investment advisory and financial agent fees have been calculated for the combined Funds based on the fee schedule in effect for Phoenix Insight Tax-Exempt Bond at the combined level of average net assets for the period ended June 30, 2006.

4. PORTFOLIO VALUATION

Debt securities are valued on the basis of broker quotations or valuations provided by pricing services, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value.

As required, some securities and assets may be valued at fair value as determined in good faith by or under the direction of the trustees. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

5. COMPLIANCE

As of June 30, 2006, all the securities held by the Merging Fund would comply with the compliance guidelines, investment restrictions and diversification requirements under the Investment Company Act of 1940, as amended. The Surviving Fund has elected to be taxed as a "regulated investment company" under the requirements of Subchapter M of the Internal Revenue Code ("IRC"). After the acquisition, the Surviving Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the IRC, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

6. FEDERAL INCOME TAX INFORMATION

The Funds do not have capital loss carryovers which may be used to offset future capital gains.

                           PHOENIX INSIGHT FUNDS TRUST

                                     PART C

                                OTHER INFORMATION

Item 15. Indemnification.


Under Section 4.3 of the Registrant's Declaration of Trust, any past or present Trustee or officer of the Registrant (including persons who serve at the Registrant's request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") shall be indemnified to the fullest extent permitted by law against all liability and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding to which he or she may be a party or otherwise involved by reason of his or her being or having been a Covered Person. That provision does not authorize indemnification when it is determined, in the manner specified in the Declaration of Trust, that such Covered Person has not acted in good faith in the reasonable belief that his or her actions were in or not opposed to the best interests of the Registrant. Moreover, that provision does not authorize indemnification when it is determined, in the manner specified in the Declaration of Trust, that such covered person would otherwise be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Expenses may be paid by the Registrant in advance of the final disposition of any claim, action, suit or proceeding upon receipt of an undertaking by such Covered Person to repay such expenses to the Registrant in the event that it is ultimately determined that indemnification of such expenses is not authorized under the Declaration of Trust and the Covered Person either provides security for such undertaking or insures the Registrant against losses from such advances or the disinterested Trustees or independent legal counsel determines, in the manner specified in the Declaration of Trust, that there is reason to believe the Covered Person will be found to be entitled to indemnification. This description is modified in its entirety by the provision of Section 4.3 of the Registrant's Declaration of Trust contained in the Registration Statement filed on December 12, 1995 as Exhibit No. 1 and incorporated herein by reference.

The Investment Advisory Agreement, Underwriting Agreement, Custodian Agreement and Transfer Agency Agreement, as amended, each provides that the Registrant will indemnify the other party (or parties, as the case may be) to the Agreement for certain losses.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in connection with the successful defense of any claim, action, suit or proceeding) is asserted against the Registrant by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Registrant and its Trustees, officers and employees are insured, under a policy of insurance maintained by the Registrant, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such Trustees or officers. The policy expressly excludes coverage for any Trustee or officer for any claim arising out of any fraudulent act or omission, any dishonest act or omission or any criminal act or omission of the Trustee or officer.

Item 16. Exhibits.

1(a). Declaration of Trust dated December 6, 1995 (incorporated by reference to Registration Statement filed on December 12, 1995).

1(b). Amendment to Declaration of Trust dated November 4, 1996 (incorporated by reference to Post-Effective Amendment ("PEA") No. 3 filed on February 28, 1997).

1(c). Amendment to Declaration of Trust dated June 6, 1997 (incorporated by reference to PEA No. 5 filed on June 13, 1997).

1(d). Amendment to Declaration of Trust dated November 2, 1998 (incorporated by reference to PEA No. 9 filed on November 9, 1998).

1(e). Amendment to Declaration of Trust dated February 18, 1999 (incorporated by reference to PEA No. 10 filed on March 2, 1999).

1(f). Amendment to Declaration of Trust dated 1 May 2000 (incorporated by reference to PEA No. 14 filed on April 28, 2000).

1(g). Amendment to Declaration of Trust dated 5 September 2000 (incorporated by reference to PEA No. 16 filed on September 5, 2000).

1(h). Amended and Restated Establishment and Designation of Series and Classes of Shares dated 4 December 2004 (incorporated by reference to PEA No. 38 filed on February 25, 2005).

1(i). Amendment to Declaration of Trust dated May 18, 2006 (incorporated by reference to PEA No. 44 filed June 2, 2006).

2(a). By-Laws (incorporated by reference to Registration Statement filed on December 12, 1995).

2(b). Amendment to By-Laws dated October 31, 1995 (incorporated by reference to PEA No. 3 filed on February 28, 1997).

2(c). Amendment to By-Laws dated January 23, 1996 (incorporated by reference to PEA No. 3 filed on February 28, 1997).

2(d). Amendment to By-Laws dated November 4, 1996 (incorporated by reference to PEA No. 3 filed on February 28, 1997).

2(e). Amendment to By-Laws dated 27 April 2001 (incorporated by reference to PEA No. 21 filed on 1 May 2001).

2(f). Amendment to By-Laws dated 1 May 2003 (incorporated by reference to PEA No. 34 filed on 15 December 2003).

2(g). Amendment to By-Laws dated 7 August 2003 (incorporated by reference to PEA No. 34 filed on 15 December 2003).

2(h). Amendment to By-Laws dated 3 August 2004 (incorporated by reference to PEA No. 38 filed on February 25, 2005).

2(i). Amendment to By-Laws dated 16 February 2006 (incorporated by reference to PEA No. 40 filed March 31, 2006).

3.       Not applicable.

4. Form of Agreement and Plan of Reorganization. Exhibit A to the Prospectus/Information Statement contained in Part A of this Registration Statement.

5.       None other than as set forth in Exhibits 1 and 2.

6(a). Investment Advisory Agreement between the Registrant and Phoenix Investment Counsel, Inc. ("PIC"), dated May 18, 2006 (incorporated by reference to PEA No. 44 filed June 2, 2006).

6(b). Subadvisory Agreement between PIC and Harris Investment Management, Inc. dated May 18, 2006 (incorporated by reference to PEA No. 44 filed June 2, 2006).

7(a). Distribution Agreement between Registrant and Phoenix Equity Planning Corporation ("PEPCO") dated May 18, 2006 (incorporated by reference to PEA No. 44 filed June 2, 2006).

7(b). Form of Sales Agreement between PEPCO and dealers (June 2006 version). To be filed by amendment.

8. Form of Deferred Compensation Plan applicable to the Board of Trustees (incorporated by reference to PEA No. 44 filed June 2, 2006).

9(a). Custodian Agreement dated February 23, 1996 between Registrant and PNC Bank, N.A. (incorporated by reference to PEA No. 3 filed on February 28, 1997).

9(b). Notice to the Custodian dated January 21, 1997 on behalf of Harris Insight Small-Cap Value Fund (incorporated by reference to PEA No. 3 filed on February 28, 1997).

9(c). Notice to the Custodian dated June 6, 1997 on behalf of Harris Insight Emerging Markets Fund (incorporated by reference to PEA No. 6 filed on September 15, 1997).

9(d). Consent to Assignment of Custodian Agreement dated February 18, 1999 between Registrant and PNC Bank, N.A. (incorporated by reference to PEA No. 11 filed on May 3, 1999).

9(e). Sub-Custodian Services Agreement dated February 18, 1999 by and between PFPC Trust Company, PNC Bank, N.A. and Registrant (incorporated by reference to PEA No. 11 filed on May 3, 1999).

9(f). Foreign Custody Manager Delegation Agreement dated February 18, 1999 by and between PFPC Trust Company, PNC Bank, N.A. and Registrant (incorporated by reference to PEA No. 11 filed on May 3, 1999).

9(g). Notice to the Custodian dated April 28, 2000 on behalf of Harris Insight Equity Fund, Harris Insight Short/Intermediate Bond Fund, Harris Insight Money Market Fund, Harris Insight Tax-Exempt Money Market Fund, and Harris Insight Government Money Market Fund (incorporated by reference to PEA No. 14 filed on April 28, 2000).

9(g)(1). Notice to the Custodian dated 5 September 2000 on behalf of Harris
         Insight Large-Cap Aggressive Growth Fund, Harris Insight Small-Cap Aggressive Growth Fund, and Harris Insight Technology Fund (incorporated by reference to PEA No. 16 filed on September 5, 2000).

9(h). Notice to the Custodian dated 9 September 2002 on behalf of Harris Insight High Yield Bond Fund (incorporated by reference to PEA No. 30 filed on 10 September 2002).

9(i). Notice to the Sub-Custodian dated 9 September 2002 on behalf of Harris Insight High Yield Bond Fund (incorporated by reference to PEA No. 30 filed on 10 September 2002).

9(j). Notice to the Custodian dated 30 June 2003 regarding termination of Harris Insight Equity Income, Technology and Large-Cap Aggressive Growth Fund (incorporated by reference to PEA No. 34 filed on 15 December 2003).

9(k). Notice to the Sub-Custodian dated 30 June 2003 regarding termination of Harris Insight Equity Income, Technology and Large-Cap Aggressive Growth Fund (incorporated by reference to PEA No. 34 filed on 15 December 2003).

9(l). Amended and Restated Custodian Services Agreement dated 2 February 2004 between Registrant and PFPC Trust Company (incorporated by reference to PEA No. 38 filed on February 25, 2005).

9(m). Form of Amended Exhibit A to the Custodian Agreement dated 23 February 1996 between the Registrant and PNC Bank, N.A (Harris Insight Ultra Short Duration Bond Fund) (incorporated by reference to PEA No. 35 filed on 10 March 2004).

9(n). Form of Amended Exhibit A to the Sub-Custodian Services Agreement dated 18 February 1999 between PFPC Trust Company, PNC Bank, N.A. and the Registrant

         (Harris Insight Ultra Short Duration Bond Fund) (incorporated by reference to PEA No. 35 filed on 10 March 2004).

10(a). Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940, effective May 18, 2006 (incorporated by reference to PEA No. 44 filed June 2, 2006).

10(b). Rule 18f-3 Multi-Class Distribution Plan, adopted May 87, 2006 (incorporated by reference to PEA No. 44 filed June 2, 2006).

11.      Opinion and consent of Kevin J. Carr, Esq. is filed herein.

12.      Tax opinion and consent of counsel. To be filed by amendment.

13(a). Financial Agent Agreement between Registrant and PEPCO dated May 18, 2006, (incorporated by reference to PEA No. 44 filed June 2, 2006).

13(b). Transfer Agency and Service Agreement between Registrant and PEPCO dated May 18, 2006 (incorporated by reference to PEA No. 44 filed June 2, 2006).

13(c). Sub-Transfer Agency and Service Agreement between PEPCO and Boston Financial Data Services, Inc. To be filed by amendment.

14(a). Consent of PricewaterhouseCoopers LLP with respect to Phoenix Tax-Exempt Bond Fund of Phoenix Multi-Portfolio Fund is filed herein.

14(b). Consent of KPMG LLP with respect to Phoenix Insight Tax-Exempt Bond Fund of the Registrant is filed herein.

15.      Not applicable.

16. Powers of Attorney for E. Virgil Conway, Daniel T. Geraci, Harry Dalzell-Payne, Francis E. Jeffries, Leroy Keith, Jr., Marilyn E. LaMarche, Philip R. McLoughlin, Geraldine M. McNamara, James M. Oates, Richard E. Segerson and Ferdinand L.J. Verdonck are filed herein.

17.      Not applicable.

Item 17. Undertakings.

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The undersigned Registrant agrees to file a post-effective amendment to this Registration Statement which will include the tax opinion required by Item 16.12.

                                   SIGNATURES

         As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Hartford, and State of Connecticut on the 8th day of September, 2006.

                                                 PHOENIX INSIGHT FUNDS TRUST

ATTEST:  /s/ Kevin J. Carr                       By:      /s/ Daniel T. Geraci
         -----------------                                --------------------
Name:    Kevin J. Carr                           Name:    Daniel T. Geraci
Title:   Secretary                               Title:   President

         As required by the Securities Act of 1933, the following persons have signed this registration statement in the capacities indicated on the 8th day of September, 2006.

Signatures                          Title
----------                          -----

/s/ E. Virgil Conway                Trustee
-----------------------
E. Virgil Conway*

/s/ W. Patrick Bradley              Chief Financial Officer and Treasurer
---------------------------         (Principal Financial and Accounting Officer)
W. Patrick Bradley


/s/ Harry Dalzell-Payne             Trustee
-----------------------
Harry Dalzell-Payne*

/s/ Daniel T. Geraci                President (Principal Executive Officer) and
--------------------                Trustee
Daniel T. Geraci

/s/ Francis E. Jeffries             Trustee
-----------------------
Francis E. Jeffries*

/s/ Leroy Keith, Jr.                Trustee
-----------------------
Leroy Keith, Jr.*

/s/ Marilyn E. LaMarche             Trustee
-----------------------
Marilyn E. LaMarche*

/s/ Philip R. McLoughlin            Chairman
------------------------
Philip R. McLoughlin*

/s/ Geraldine M. McNamara           Trustee
-------------------------
Geraldine M. McNamara*

/s/ James M. Oates                  Trustee
---------------------------
James M. Oates*

/s/ Richard E. Segerson             Trustee
-----------------------
Richard E. Segerson*

/s/ Ferdinand L.J. Verdonck         Trustee
---------------------------
Ferdinand L.J. Verdonck *

* By: /s/ Daniel T. Geraci
      --------------------
         Daniel T. Geraci
         Attorney-in-fact, pursuant to powers of attorney.

                                  EXHIBIT INDEX

Exhibit     Item
-------     ----

11.         Opinion and consent of Kevin J. Carr, Esq.

14(a). Consent of PricewaterhouseCoopers LLP with respect to Phoenix Tax-Exempt Bond Fund of Phoenix Multi-Portfolio Fund

14(b). Consent of KPMG LLP with respect to Phoenix Insight Tax-Exempt Bond Fund of the Registrant

16. Powers of Attorney for E. Virgil Conway, Daniel T. Geraci, Harry Dalzell-Payne, Francis E. Jeffries, Leroy Keith, Jr., Marilyn E. LaMarche, Philip R. McLoughlin, Geraldine M. McNamara, James M. Oates, Richard E. Segerson and Ferdinand L.J. Verdonck